                           ONE GROUP(R) MUTUAL FUNDS

                     Supplement dated November 1, 2002 to
                  Equity Prospectus - Class A, B and C Shares
                            Dated November 1, 2002

The past performance of the Technology Fund included in this prospectus is shown in a section entitled Fund Summary: Investments, Risk & Performance. This section includes a Bar Chart and a table showing Average Annual Total Returns.

The Bar Chart shows changes in the Fund's performance from year to year. The total returns shown assume reinvestment of dividends and distributions. The returns shown DO NOT reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table DO include applicable sales charges.

The Bar Chart and the Average Annual Total Return Table are included in the prospectus to show the variability of the Fund's performance from year to year and thus, the risk of investing in the Fund.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-F-EQU

Equity Funds

P R O S P E C T U S

November 1, 2002

Class A Shares
Class B Shares
Class C Shares

[LOGO] ONE GROUP(R)

One Group(R) Small Cap Growth Fund
One Group(R) Small Cap Value Fund
One Group(R) Mid Cap Growth Fund
One Group(R) Mid Cap Value Fund
One Group(R) Diversified Mid Cap Fund
One Group(R) Large Cap Growth Fund
One Group(R) Large Cap Value Fund
One Group(R) Equity Income Fund
One Group(R) Diversified Equity Fund
One Group(R) Balanced Fund
One Group(R) Equity Index Fund
One Group(R) Market Expansion Index Fund
One Group(R) Health Sciences Fund
One Group(R) Technology Fund
One Group(R) International Equity Index Fund
One Group(R) Diversified International Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF
   CONTENTS

              FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
                            One Group Small Cap Growth Fund    1
                                                             -----
                             One Group Small Cap Value Fund    5
                                                             -----
                              One Group Mid Cap Growth Fund    9
                                                             -----
                               One Group Mid Cap Value Fund    13
                                                             -----
                         One Group Diversified Mid Cap Fund    17
                                                             -----
                            One Group Large Cap Growth Fund    21
                                                             -----
                             One Group Large Cap Value Fund    24
                                                             -----
                               One Group Equity Income Fund    27
                                                             -----
                          One Group Diversified Equity Fund    31
                                                             -----
                                    One Group Balanced Fund    35
                                                             -----
                                One Group Equity Index Fund    39
                                                             -----
                      One Group Market Expansion Index Fund    42
                                                             -----
                             One Group Health Sciences Fund    46
                                                             -----
                                  One Group Technology Fund    49
                                                             -----
                  One Group International Equity Index Fund    53
                                                             -----
                   One Group Diversified International Fund    57
                                                             -----


                                       MORE ABOUT THE FUNDS
                            Principal Investment Strategies    61
                                                             -----
                                           Investment Risks    66
                                                             -----
                              Temporary Defensive Positions    68
                                                             -----
                                         Portfolio Turnover    69
                                                             -----


             HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                                     Purchasing Fund Shares    70
                                                             -----
                                              Sales Charges    74
                                                             -----
                        Sales Charge Reductions and Waivers    76
                                                             -----
                                     Exchanging Fund Shares    78
                                                             -----
                                      Redeeming Fund Shares    80
                                                             -----


                                             PRIVACY POLICY    83
                                                             -----


                                    SHAREHOLDER INFORMATION
                                              Voting Rights    85
                                                             -----
                                          Dividend Policies    85
                                                             -----
                              Tax Treatment of Shareholders    86
                                                             -----
                         Shareholder Statements and Reports    87
                                                             -----


                       MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                                                The Advisor    88
                                                             -----
                                          The Fund Managers    89
                                                             -----


                                       FINANCIAL HIGHLIGHTS    90
                                                             -----
                           APPENDIX A: INVESTMENT PRACTICES    114
                                                             -----

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Small Cap Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

What are the Fund's main investment strategies?

The Fund invests mainly in common stock, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. For more information about the Small Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. The Fund's primary investment strategy is to invest in smaller, growth companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        1

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Small Cap Growth Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1992   1993    1994    1995    1996    1997    1998    1999   2000    2001
------  -----  ------  ------  ------  ------  ------  ------  -----  ------
16.42%  7.85%  -7.73%  22.06%  15.57%  28.42%  -4.22%  26.76%  8.01%  -6.58%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -23.91%. The above-quoted performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996.

--------------------------------------------------------------------------------
Best Quarter:  21.57%  3Q1997      Worst Quarter:  -22.19%  3Q1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      2

         ------------------



Small Cap Growth Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR  5 YEARS 10 YEARS   PERFORMANCE
                                       DATE OF CLASS                            SINCE 7/1/91
Class A                                    7/1/91
  Return Before Taxes                                -11.50%  8.31%    9.31%       12.00%
  Return After Taxes on Distributions                -11.50%  5.95%    6.77%        9.52%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            -7.00%  6.12%    6.67%        9.14%
--------------------------------------------------------------------------------------------
Class B - Return Before Taxes             9/12/94    -11.96%  8.29%    9.06%/4/    11.71%/4/
--------------------------------------------------------------------------------------------
Class C - Return Before Taxes             11/4/97     -8.28%  8.61%    9.06%       11.71%
--------------------------------------------------------------------------------------------
S&P SmallCap 600 Index/2/
(no deduction for fees, expenses or taxes)             6.54% 10.66%   13.61%       14.67%
--------------------------------------------------------------------------------------------
S&P SmallCap 600/BARRA Growth Index/3/
(no deduction for fees, expenses or taxes)            -1.18%  7.05%        *            *
--------------------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
   Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class A, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/The S&P SmallCap 600/BARRA Growth Index is an unmanaged index generally representative of the performance of small-capitalization domestic stocks with higher price-to-book ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
/4/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        3

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Small Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                             CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          5.25%      NONE    NONE
--------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                       NONE/2/  5.00%   1.00%
--------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                             NONE      NONE    NONE
--------------------------------------------------------------------------------------------------
Exchange Fee                                                               NONE      NONE    NONE
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                            CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Investment Advisory Fees/3/                                                .74%      .74%    .74%
--------------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                 .35%     1.00%   1.00%
--------------------------------------------------------------------------------------------------
Other Expenses                                                             .32%      .32%    .32%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      1.41%     2.06%   2.06%
--------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                                (.11%)    (.01%)  (.01%)
--------------------------------------------------------------------------------------------------
Net Expenses                                                              1.30%     2.05%   2.05%
--------------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds."
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.30% for Class A shares, to 2.05% for Class B shares and to 2.05% for Class C shares for the same period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  650     $  708       $  208       $  308       $  208
     ---------------------------------------------------------------------
     3 Years      938        945          645          645          645
     ---------------------------------------------------------------------
     5 Years    1,246      1,308        1,108        1,108        1,108
     ---------------------------------------------------------------------
     10 Years   2,118      2,222        2,222        2,389        2,389
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be as follows:

                          Class A                 $661
                          Class B (w/redemption)  $709
                          Class B (no redemption) $209
                          Class C (w/redemption)  $309
                          Class C (no redemption) $209

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      4

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Small Cap Value Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

What are the Fund's main investment strategies?

The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value. For more information about the Small Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a REIT?

A REIT or a real estate investment trust is a pooled investment vehicle which invests in income-producing real estate or real estate loans. REITs are classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rent. Mortgage REITs invest in mortgages and obtain income from collecting interest payments on the mortgages. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. The Fund's primary investment strategy is to invest in smaller, growth companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic

--------------------------------------------------------------------------------
                                        5

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Small Cap Value Fund

events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Real Estate Securities. The Fund's investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.

REIT Risk. In addition to the risks facing real estate securities, the Fund's investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.
BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1992   1993   1994   1995   1996   1997   1998   1999    2000   2001
------ ------ ------ ------ ------ ------ ------ ------- ------ ------
16.56% 11.88% -5.40% 25.05% 24.59% 30.12% -4.26% -11.88% 29.45% 26.12%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -16.54%. The above quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund for the period before the consolidation with One Group Small Cap Value Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Small Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  21.35%  4Q2001      Worst Quarter:  -24.09%  3Q1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      6

         ------------------



Small Cap Value Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS    PERFORMANCE
                                       DATE OF CLASS                           SINCE 6/30/72
Class A                                   1/27/95
  Return Before Taxes                                19.48%  11.17%  12.55%        9.88%
  Return After Taxes on Distributions                17.27%   9.76%  11.30%        9.46%
  Return After Taxes on Distributions
   and Sale of Fund Shares                           12.56%   8.66%  10.16%        8.85%
--------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/27/95    20.16%  11.28%  12.41%/3/     9.35%/3/
--------------------------------------------------------------------------------------------
Class C - Return Before Taxes             3/22/99    24.22%  11.52%  12.40%        9.35%
--------------------------------------------------------------------------------------------
Russell 2000 Value Index/2/
(no deduction for fees, expenses or taxes)           14.02%  11.21%  15.11%           *
--------------------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund prior to the consolidation with the One Group Small Cap Value Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Small Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Russell 2000 Value Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        7

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Small Cap Value Fund


Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases              5.25%    NONE    NONE
------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                        NONE/2/   5.00%   1.00%
------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                 NONE    NONE    NONE
------------------------------------------------------------------------------------
Exchange Fee                                                   NONE    NONE    NONE
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------
Investment Advisory Fees/3/                                    .74%    .74%    .74%
------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                     .35%   1.00%   1.00%
------------------------------------------------------------------------------------
Other Expenses                                                 .26%    .26%    .26%
------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          1.35%   2.00%   2.00%
------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                    (.10%)   NONE    NONE
------------------------------------------------------------------------------------
Net Expenses                                                  1.25%   2.00%   2.00%
------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
      --------------------------------------------------------------------
      1 Year1  $  646     $  703       $  203       $  303       $  203
      --------------------------------------------------------------------
      3 Years     921        927          627          627          627
      --------------------------------------------------------------------
      5 Years   1,217      1,278        1,078        1,078        1,078
      --------------------------------------------------------------------
      10 Years  2,055      2,160        2,160        2,327        2,327
      --------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
   $655.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      8

  -----------------------------------------------------------------------------

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Mid Cap Growth Fund

What is the goal of the Fund?

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

What are the Fund's main investment strategies?

The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations of $500 million to $10 billion at the time of investment. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries. For more information about the Mid Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        9

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Mid Cap Growth Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999   2000    2001
-----  ------  ------  ------  ------  ------  ------  ------  -----  ------
9.50%  12.31%  -3.90%  27.58%  19.93%  29.78%  37.07%  28.72%  5.58%  -10.91%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -23.93%. Historical performance shown for class A prior to its inception is based on the performance of Class I, the original class offered. All prior Class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  39.73%  4Q1998      Worst Quarter:  -21.07  3Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      10

         ------------------



Mid Cap Growth Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                INCEPTION   1 YEAR  5 YEARS 10 YEARS   PERFORMANCE
                              DATE OF CLASS                            SINCE 3/2/89
Class A                          2/18/92
  Return Before Taxes                       -15.57% 15.34%   13.95%       15.55%
  Return After Taxes on Distributions       -15.63% 11.80%   10.34%       12.34%
  Return After Taxes on Distributions
   and Sale of Fund Shares                   -9.43% 11.59%   10.13%       11.94%
-----------------------------------------------------------------------------------
Class B - Return Before Taxes    1/14/94    -16.00% 15.44%   13.67%/4/    15.16%/4/
-----------------------------------------------------------------------------------
Class C - Return Before Taxes    11/4/97    -12.46% 15.89%   13.75%       15.25%
-----------------------------------------------------------------------------------
S&P MidCap 400 Index/ 2/
(no deduction for fees, expenses or taxes)   -0.60% 16.11%   15.02%       16.75%
-----------------------------------------------------------------------------------
S&P MidCap 400/BARRA Growth Index/3/
(no deduction for fees, expenses or taxes)   -7.97% 17.82%   14.49%            *
-----------------------------------------------------------------------------------

/1/ Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ The S&P MidCap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P MidCap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400 Index to the S&P MidCap 400/BARRA Growth Index in order to better represent the investment policies for comparison purposes.
/4/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        11

         ONE GROUP(R)

         -----------------------------------------------------------------------




FUND SUMMARY

Mid Cap Growth Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                             CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          5.25%      NONE    NONE
--------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                       NONE/2/  5.00%   1.00%
--------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                             NONE      NONE    NONE
--------------------------------------------------------------------------------------------------
Exchange Fee                                                               NONE      NONE    NONE
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                            CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Investment Advisory Fees/3/                                                .73%      .73%    .73%
--------------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                 .35%     1.00%   1.00%
--------------------------------------------------------------------------------------------------
Other Expenses                                                             .34%      .34%    .34%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      1.42%     2.07%   2.07%
--------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                                (.18%)    (.08%)  (.08%)
--------------------------------------------------------------------------------------------------
Net Expenses                                                              1.24%     1.99%   1.99%
--------------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.24% for Class A shares, to 1.99% for Class B shares and to 1.99% for Class C shares for the same time period.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them for the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  645     $  702       $  202       $  302       $  202
     ---------------------------------------------------------------------
     3 Years      934        941          641          641          641
     ---------------------------------------------------------------------
     5 Years    1,244      1,306        1,106        1,106        1,106
     ---------------------------------------------------------------------
     10 Years   2,123      2,227        2,277        2,394        2,394
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                       Class A                      $662
                       Class B (with redemption)    $710
                       Class B (without redemption) $210
                       Class C (with redemption)    $310
                       Class C (without redemption) $210

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      12

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Mid Cap Value Fund
What is the goal of the Fund?


The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

What are the Fund's main investment strategies?

The Fund invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $10 billion at the time of investment. In choosing investments, the Fund considers the issuer's soundness and earnings prospects. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors looks at anticipated changes that may positively impact the value of the company such as new products, deployment of new technologies, cost cutting efforts and changes in management. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. If Banc One Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it may eliminate the Fund's holding of the company's stock. For more information about the Mid Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        13

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY
Mid Cap Value Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1992    1993    1994    1995    1996    1997    1998   1999    2000    2001
------  ------  ------  ------  ------  ------  -----  ------  ------  ------
12.60%  12.95%  -0.71%  25.69%  16.11%  34.88%  5.40%  -0.27%  27.97%   4.76%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -16.29%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  15.85%  4Q1998      Worst Quarter:  -13.59%  3Q1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      14

         ------------------




Mid Cap Value Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                          INCEPTION   1 YEAR 5 YEARS 10 YEARS   PERFORMANCE
                                        DATE OF CLASS                           SINCE 3/2/89
Class A                                    2/18/92
  Return Before Taxes                                 -0.71% 12.48%   12.73%       11.91%
  Return After Taxes on Distributions                 -3.28%  9.18%    9.70%        9.18%
    Return After Taxes on Distributions
   and Sale of Fund Shares                             0.32%  9.08%    9.38%        8.86%
--------------------------------------------------------------------------------------------
Class B - Return Before Taxes              1/14/94    -0.90% 12.57%   12.50%/4/    11.56%/4/
--------------------------------------------------------------------------------------------
Class C - Return Before Taxes              3/22/99     2.96% 12.89%   12.54%       11.58%
--------------------------------------------------------------------------------------------
S&P MidCap 400 Index/2/
(no deduction for fees, expenses or taxes)            -0.60% 16.11%   15.02%       16.75%
--------------------------------------------------------------------------------------------
S&P MidCap 400/BARRA Value Index/3/
(no deduction for fees, expenses or taxes)             7.14% 14.53%   15.23%            *
--------------------------------------------------------------------------------------------

/1/ Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ The S&P MidCap 400/BARRA Value Index is an unmanaged index generally representative of the performance of the lowest price-to-book securities in the S&P Mid Cap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The benchmark index for the Mid Cap Value Fund has changed from the S&P MidCap 400 Index to the S&P MidCap 400/BARRA Value Index in order to better represent the investment policies for comparison purposes.
/4/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        15

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Mid Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                             CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          5.25%      NONE    NONE
--------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                       NONE/2/  5.00%   1.00%
--------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                             NONE      NONE    NONE
--------------------------------------------------------------------------------------------------
Exchange Fee                                                               NONE      NONE    NONE
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                            CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Investment Advisory Fees/3/                                                .74%      .74%    .74%
--------------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                 .35%     1.00%   1.00%
--------------------------------------------------------------------------------------------------
Other Expenses                                                             .24%      .24%    .24%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      1.33%     1.98%   1.98%
--------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                                (.10%)     NONE    NONE
--------------------------------------------------------------------------------------------------
Net Expenses                                                              1.23%     1.98%   1.98%
--------------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  644     $  701       $  201       $  301       $  201
     ---------------------------------------------------------------------
     3 Years      915        921          621          621          621
     ---------------------------------------------------------------------
     5 Years    1,206      1,268        1,068        1,068        1,068
     ---------------------------------------------------------------------
     10 Years   2,034      2,139        2,139        2,306        2,306
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
   $653.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      16

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Diversified Mid Cap Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Fund's main investment strategies?

The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment. The Fund looks for companies of this size with strong potential, stable market share and an ability to quickly respond to new business opportunities. In choosing securities, the Fund invests in mid-cap and other companies across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Mid Cap Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

M A I N  R I S K S

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        17

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Diversified Mid Cap Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1992    1993    1994    1995    1996    1997   1998    1999    2000    2001
------  ------  ------  ------  ------  ------  -----  ------  ------  ------
24.43%  24.04%  -3.26%  19.74%  24.93%  27.58%  4.28%  10.39%  20.09%  -4.81%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -21.57%. The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Diversified Mid Cap Fund on March 22, 1999. The predecessor to the Pegasus Mid Cap Opportunity Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Mid Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  22.63%  4Q1998      Worst Quarter:  -20.72%  3Q1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      18

         ------------------



Diversified Mid Cap Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                INCEPTION                               PERFORMANCE
                              DATE OF CLASS 1 YEAR  5 YEARS 10 YEARS   SINCE 12/29/83
Class A                           5/1/92
  Return Before Taxes                        -9.82%  9.72%   13.51%        12.91%
  Return After Taxes on Distributions       -10.73%  6.84%   11.13%        11.60%
  Return After Taxes on Distributions
   and Sale of Fund Shares                   -5.12%  7.32%   10.78%        11.13%
-------------------------------------------------------------------------------------
Class B - Return Before Taxes    9/23/96    -10.02% 10.12%   13.29%/3/     12.48%/3/
-------------------------------------------------------------------------------------
Class C - Return Before Taxes    3/22/99     -6.38% 10.14%   13.22%        12.44%
-------------------------------------------------------------------------------------
S&P Mid Cap 400 Index/2/
(no deduction for fees, expenses or taxes)   -0.60% 16.11%   15.02%        16.13%
-------------------------------------------------------------------------------------

/1/ The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Diversified Mid Cap Fund on March 22, 1999. The predecessor to the Pegasus Mid Cap Opportunity Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Mid Cap Opportunity Fund, as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Class A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class I performance has been adjusted to reflect the differences in expenses and the sales charges between classes.
/2/ The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        19

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Diversified Mid Cap Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases             5.25%      NONE    NONE
-------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                          NONE/2/  5.00%   1.00%
-------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE      NONE    NONE
-------------------------------------------------------------------------------------
Exchange Fee                                                  NONE      NONE    NONE
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Investment Advisory Fees/3/                                   .73%      .73%    .73%
-------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .35%     1.00%   1.00%
-------------------------------------------------------------------------------------
Other Expenses                                                .26%      .26%    .26%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         1.34%     1.99%   1.99%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                   (.10%)     NONE    NONE
-------------------------------------------------------------------------------------
Net Expenses                                                 1.24%     1.99%   1.99%
-------------------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/4/ The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                     CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                               ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                             REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                              THE END OF                THE END OF
                              EACH PERIOD               EACH PERIOD
--------------------------------------------------------------------------------
1 Year/1/            $  645     $  702       $  202       $  302       $  202
--------------------------------------------------------------------------------
3 Years                 918        924          624          624          624
--------------------------------------------------------------------------------
5 Years               1,211      1,273        1,073        1,073        1,073
--------------------------------------------------------------------------------
10 Years              2,045      2,149        2,149        2,317        2,317
--------------------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses for Class A shares would be $654.
/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      20

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Large Cap Growth Fund
What is the goal of the Fund?


The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Fund's main investment strategies?

The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. For more information about the Large Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



--------------------------------------------------------------------------------
                                        21

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Large Cap Growth Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1993   1994    1995    1996    1997    1998    1999    2000     2001
------  -----  ------  ------  ------  ------  ------  -------  -------
13.51%  6.18%  26.43%  16.87%  32.31%  44.33%  27.49%  -24.20%  -20.57%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -32.52%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior Class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  24.37%  4Q1998    Worst Quarter:  -19.80%  4Q2000
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                             INCEPTION   1 YEAR  5 YEARS 10 YEARS  PERFORMANCE
                                           DATE OF CLASS                          SINCE 2/28/92
Class A                                       2/22/94
  Return Before Taxes                                    -24.75%  6.79%     NA       10.31%
  Return After Taxes on Distributions                    -24.75%  4.95%     NA        8.67%
  Return After Taxes on Distributions
   and Sale of Fund Shares                               -15.07%  5.67%     NA        8.43%
-----------------------------------------------------------------------------------------------
Class B - Return Before Taxes                 1/14/94    -25.10%  6.90%     NA       10.11%/3/
-----------------------------------------------------------------------------------------------
Class C - Return Before Taxes                 11/4/97    -21.89%  7.21%     NA       10.11%
-----------------------------------------------------------------------------------------------
Russell 1000 Growth Index/2/
(no deduction for fees, expenses or taxes)               -20.42%  8.27%     NA       11.25%
-----------------------------------------------------------------------------------------------

/1/Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Russell 1000 Growth Index is an unmanaged index representing the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "performance since" column represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      22

         ------------------



Large Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A  CLASS B CLASS C
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                        5.25%    NONE    NONE
----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                  NONE/2/   5.00%   1.00%
----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                           NONE    NONE    NONE
----------------------------------------------------------------------------------------------
Exchange Fee                                                             NONE    NONE    NONE
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A  CLASS B CLASS C
----------------------------------------------------------------------------------------------
Investment Advisory Fees/3/                                              .71%    .71%    .71%
----------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                               .35%   1.00%   1.00%
----------------------------------------------------------------------------------------------
Other Expenses                                                           .36%    .36%    .36%
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    1.42%   2.07%   2.07%
----------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                              (.18%)  (.08%)  (.08%)
----------------------------------------------------------------------------------------------
Net Expenses                                                            1.24%   1.99%   1.99%
----------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.24% for Class A shares, to 1.99% for Class B shares and to 1.99% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  645     $  702       $  202       $  302       $  202
     ---------------------------------------------------------------------
     3 Years      934        941          641          641          641
     ---------------------------------------------------------------------
     5 Years    1,244      1,306        1,106        1,106        1,106
     ---------------------------------------------------------------------
     10 Years   2,123      2,227        2,227        2,394        2,394
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be as follows:

                         Class A                   $662
                         Class B (with redemption) $710
                         Class B (no redemtion)    $210
                         Class C (with redemtion)  $310
                         Class C (no redemtion)    $210

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        23

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Large Cap Value Fund

What is the goal of the Fund?


The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

What are the Fund's main investment strategies?

The Fund invests mainly in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. The Fund also may invest in the stock of companies which have "breakup values" well in excess of current market values or which have uniquely undervalued corporate assets. For more information about the Large Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or the types of securities in which the Fund invests in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



--------------------------------------------------------------------------------
                                      24

         ------------------




Large Cap Value Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992   1993   1994    1995    1996    1997    1998    1999   2000    2001
-----  -----  -----  ------  ------  ------  ------  ------  ----   ------
8.99%  4.39%  1.06%  24.29%  19.60%  26.08%  14.03%  11.59%  5.62% -13.21%

/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -28.73%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  15.45%  4Q1998      Worst Quarter:  -16.55  3Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR  5 YEARS 10 YEARS   PERFORMANCE
                                       DATE OF CLASS                            SINCE 3/1/91
Class A                                   2/18/92
  Return Before Taxes                                -17.77%  6.86%    9.07%        9.55%
  Return After Taxes on Distributions                -18.10%  5.21%    6.79%        7.37%
  Return After Taxes on Distributions
   and Sale of Fund Shares                           -10.63%  5.15%    6.51%        7.01%
--------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/14/94    -18.12%  6.89%    8.97%/3/     9.43%/3/
--------------------------------------------------------------------------------------------
Class C - Return Before Taxes             3/22/99    -14.73%  7.22%    8.99%        9.44%
--------------------------------------------------------------------------------------------
S&P 500/BARRA Value Index/2/
(no deduction for fees, expenses or taxes)           -11.71%  9.49%   13.10%       13.01%
--------------------------------------------------------------------------------------------

/1/ Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The S&P 500/BARRA Value Index is an unmanaged index representing the performance of the lowest price-to-book securities in the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        25

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Large Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A  CLASS B CLASS C
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                        5.25%    NONE    NONE
----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                  NONE/2/   5.00%   1.00%
----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                           NONE    NONE    NONE
----------------------------------------------------------------------------------------------
Exchange Fee                                                             NONE    NONE    NONE
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A  CLASS B CLASS C
----------------------------------------------------------------------------------------------
Investment Advisory Fees/3/                                              .74%    .74%    .74%
----------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                               .35%   1.00%   1.00%
----------------------------------------------------------------------------------------------
Other Expenses                                                           .25%    .25%    .25%
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    1.34%   1.99%   1.99%
----------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                              (.10%)   NONE    NONE
----------------------------------------------------------------------------------------------
Net Expenses                                                            1.24%   1.99%   1.99%
----------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  645     $  702       $  202       $  302       $  202
     ---------------------------------------------------------------------
     3 Years      918        924          624          624          624
     ---------------------------------------------------------------------
     5 Years    1,211      1,273        1,073        1,073        1,073
     ---------------------------------------------------------------------
     10 Years   2,045      2,149        2,149        2,317        2,317
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
   $654.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      26

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Equity Income Fund

What is the goal of the Fund?


The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

What are the Fund's main investment strategies?

The Fund attempts to keep its dividend yield above the Standard & Poor's 500 Composite Price Index ("S&P 500 Index")/1/ by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore are selling below what Banc One Investment Advisors believes to be their long-term investment value. For more information about the Equity Income Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a REIT?

A REIT or a real estate investment trust is a pooled investment vehicle which invests in income-producing real estate or real estate loans. REITs are classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rent. Mortgage REITs invest in mortgages and obtain income from collecting interest payments on the mortgages. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Yield. Because of the Fund's emphasis on yield, the Fund may purchase stocks of companies that are out of favor with the financial community. These stocks may have less of a chance for capital appreciation than securities of companies that are considered to be more attractive investments. In addition, there can be no assurance that a company will continue to pay dividends.

/1/ "S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

--------------------------------------------------------------------------------
                                        27

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Equity Income Fund

Real Estate Securities. The Fund's investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.

REIT Risk. In addition to the risks facing real estate securities, the Fund's investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992    1993   1994    1995    1996    1997   1998   1999   2000   2001
----    ----   ----    ----    ----    ----   ----   ----   ----   ----
6.59%  11.02%  0.81%  34.49%  16.45%  32.17% 16.76%  0.09%  6.89% -7.08%
/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -23.54%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior Class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  16.60%  2Q1997      Worst Quarter:  -9.10%  3Q1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      28

         ------------------




Equity Income Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR  5 YEARS 10 YEARS   PERFORMANCE
                                       DATE OF CLASS                            SINCE 7/2/87
Class A                                   2/18/92
  Return Before Taxes                                -11.94%  7.77%   10.51%       10.02%
  Return After Taxes on Distributions                -13.26%  5.60%    8.54%        8.25%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            -6.32%  6.06%    8.26%        7.93%
--------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/14/94    -12.05%  7.89%   10.34%/3/     9.69%/3/
--------------------------------------------------------------------------------------------
Class C - Return Before Taxes             11/4/97     -8.67%  8.21%   10.35%        9.70%
--------------------------------------------------------------------------------------------
S&P 500 Index/2/
(no deduction for fees, expenses or taxes)           -11.89% 10.70%   12.94%       12.35%
--------------------------------------------------------------------------------------------

/1/ Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ Class B shares automatically convert to Class A shares after eight years.Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        29

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Equity Income Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

SHAREHOLDER FEES
------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                             CLASS A CLASS B CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                           5.25%   NONE    NONE
------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                     NONE/2/  5.00%   1.00%
------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                              NONE   NONE    NONE
------------------------------------------------------------------------------------------------
Exchange Fee                                                                NONE   NONE    NONE
------------------------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES
     ---------------------------------------------------------------------
     (expenses that are deducted from Fund assets) CLASS A CLASS B CLASS C
     ---------------------------------------------------------------------
      Investment Advisory Fees/3/                    .74%    .74%    .74%
     ---------------------------------------------------------------------
      Distribution [and/or Service] (12b-1) Fees     .35%   1.00%   1.00%
     ---------------------------------------------------------------------
      Other Expenses                                 .27%    .27%    .27%
     ---------------------------------------------------------------------
      Total Annual Fund Operating Expenses          1.36%   2.01%   2.01%
     ---------------------------------------------------------------------
      Fee Waiver and/or Expense Reimbursement/4/    (.12%)  (.02%)  (.02%)
     ---------------------------------------------------------------------
      Net Expenses                                  1.24%   1.99%   1.99%
     ---------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/4/ The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.24% for Class A shares, to 1.99% for Class B shares and to 1.99% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  645     $  702       $  202       $  302       $  202
     ---------------------------------------------------------------------
     3 Years      922        929          629          629          629
     ---------------------------------------------------------------------
     5 Years    1,220      1,281        1,081        1,081        1,081
     ---------------------------------------------------------------------
     10 Years   2,064      2,169        2,169        2,336        2,336
     ---------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses for Class A shares would be as follows:

            Class A                                            $656
            Class B (with redemption)                          $704
            Class B (no redemption)                            $204
            Class C (with redemption)                          $304
            Class C (no redemption)                            $204

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      30

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Diversified Equity Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

What are the Fund's main investment strategies?

The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Equity Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        31

         ONE GROUP(R)

         -----------------------------------------------------------------------

FUND SUMMARY

Diversified Equity Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

TOTAL RETURN (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1992   1993    1994    1995    1996    1997    1998    1999    2000    2001
------  -----  ------  ------  ------  ------  ------  ------  ------  ------
13.64%  7.33%  -3.64%  27.54%  21.42%  34.53%  27.96%  13.51%  -4.40%  -11.23%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -29.74%. The above quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996.

--------------------------------------------------------------------------------
Best Quarter:  21.43%  4Q1998      Worst Quarter:  -13.78%  3Q2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      32

         ------------------

Diversified Equity Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                INCEPTION   1 YEAR  5 YEARS 10 YEARS    PERFORMANCE
                              DATE OF CLASS                            SINCE 12/29/89
Class A                         12/29/89
  Return Before Taxes                       -15.90%  9.45%   11.08%        12.33%
  Return After Taxes on Distributions       -16.00%  7.75%    8.26%         9.82%
  Return After Taxes on Distributions
   and Sale of Fund Shares                   -9.63%  7.19%    7.86%         9.26%
-------------------------------------------------------------------------------------
Class B - Return Before Taxes     9/9/94    -16.31%  9.54%   10.87%/4/     12.01%/4/
-------------------------------------------------------------------------------------
Class C - Return Before Taxes    11/4/97    -12.79%  9.91%   10.90%        12.04%
-------------------------------------------------------------------------------------
S&P 500 Index/2/
(no deduction for fees, expenses or taxes)  -11.89% 10.70%   12.94%        12.85%
-------------------------------------------------------------------------------------
S&P SuperComposite 1500 Index/3/
(no deduction for fees, expenses or taxes)  -10.64% 10.92%        *             *
-------------------------------------------------------------------------------------

/1/ The above quoted performance data includes the performance of the Paragon
    Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class A, the original class offered. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between the classes.
/2/ The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Funds reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ The S&P SuperComposite 1500 Index is an unmanaged index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices representing approximately 87% of the total U.S. equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/4/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "10 years" and "performance since" columns represent a combination of CLass A and Class B operating expenses.
*  Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.


--------------------------------------------------------------------------------
                                        33

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Diversified Equity Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases              5.25%    NONE    NONE
------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                        NONE/2/   5.00%   1.00%
------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                 NONE    NONE    NONE
------------------------------------------------------------------------------------
Exchange Fee                                                   NONE    NONE    NONE
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------
Investment Advisory Fees/3/                                    .73%    .73%    .73%
------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                     .35%   1.00%   1.00%
------------------------------------------------------------------------------------
Other Expenses                                                 .26%    .26%    .26%
------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          1.34%   1.99%   1.99%
------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                    (.10%)   NONE    NONE
------------------------------------------------------------------------------------
Net Expenses                                                  1.24%   1.99%   1.99%
------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  645     $  702       $  202       $  302       $  202
     ---------------------------------------------------------------------
     3 Years      918        924          624          624          624
     ---------------------------------------------------------------------
     5 Years    1,211      1,273        1,073        1,073        1,073
     ---------------------------------------------------------------------
     10 Years   2,045      2,149        2,149        2,317        2,317
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A would be $654. /2/Class B shares automatically convert to Class A shares after eight (8)
   years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      34

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Balanced Fund

What is the goal of the Fund?

The Fund seeks to provide total return while preserving capital.

What are the Fund's main investment strategies?

The Fund invests in a combination of stocks (including both growth and value securities), fixed income securities and money market instruments. Banc One Investment Advisors will regularly review the Fund's asset allocations and vary them over time to favor investments that it believes will provide the most favorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. Because the Fund seeks total return over the long term, Banc One Investment Advisors will not attempt to time the market. Rather, asset allocation shifts will be made gradually over time. For more information about the Balanced Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. In connection with the Fund's fixed income strategy, the Fund invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to

--------------------------------------------------------------------------------
                                        35

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Balanced Fund

greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Derivative Risk. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Prepayment and Call Risk. As part of its fixed income investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                            [CHART]

 1994    1995    1996    1997    1998   1999   2000    2001
------  ------  ------  ------  ------  -----  -----  ------
-3.23%  24.72%  12.39%  22.26%  19.46%  7.38%  1.28%  -3.81%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -16.53%.

--------------------------------------------------------------------------------
Best Quarter:  12.36%  4Q1998      Worst Quarter:  -6.99%  3Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      36

         ------------------



Balanced Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1,2/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR  5 YEARS 10 YEARS PERFORMANCE
                                       DATE OF CLASS                          SINCE 4/2/93
Class A                                    4/2/93
  Return Before Taxes                                 -8.88%  7.67%     NA        8.63%
  Return After Taxes on Distributions                 -9.70%  5.42%     NA        6.50%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            -5.41%  5.35%     NA        6.18%
------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/14/94     -9.28%  7.74%     NA        8.49%/6/
------------------------------------------------------------------------------------------
Class C - Return Before Taxes             5/30/00     -5.51%  8.04%     NA        8.51%
------------------------------------------------------------------------------------------
S&P 500 Index/3/
(no deduction for fees, expenses or taxes)           -11.89% 10.70%     NA       13.40%
------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit
 Bond Index/4/
(no deduction for fees, expenses or taxes)             8.96%  7.10%     NA        6.50%
------------------------------------------------------------------------------------------
Lipper Balanced Funds Index/5/
(no deduction for sales charges or taxes)             -4.39%  7.64%     NA        9.68%
------------------------------------------------------------------------------------------

/1/The table above compares the average annual return of the Fund, which holds a mix of stocks, bonds and other debt securities to an unmanaged, broad-based index (i.e. the S&P 500 Index) as well as supplemental indices for the period indicated.
/2/Historical performance shown for Classes B and C prior to their inception is based on the performance of Class A, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/3/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Funds reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/4/The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales fees on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
/5/The Lipper Balanced Funds Index is an index of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such investment management fees. These expenses are not identical to the expenses charged by the Fund.
/6/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "performance since" column represents a combination of Class A and Class B operating expenses.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        37

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Balanced Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                             CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          5.25%      NONE    NONE
--------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                       NONE/2/  5.00%   1.00%
--------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                             NONE      NONE    NONE
--------------------------------------------------------------------------------------------------
Exchange Fee                                                               NONE      NONE    NONE
--------------------------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES
     ---------------------------------------------------------------------
     (expenses that are deducted from Fund assets) CLASS A CLASS B CLASS C
     ---------------------------------------------------------------------
      Investment Advisory Fees                       .65%    .65%    .65%
     ---------------------------------------------------------------------
      Distribution [and/or Service] (12b-1) Fees     .35%   1.00%   1.00%
     ---------------------------------------------------------------------
      Other Expenses                                 .39%    .39%    .39%
     ---------------------------------------------------------------------
      Total Annual Fund Operating Expenses          1.39%   2.04%   2.04%
     ---------------------------------------------------------------------
      Fee Waiver and/or Expense Reimbursement/3/    (.25%)  (.15%)  (.15%)
     ---------------------------------------------------------------------
      Net Expenses                                  1.14%   1.89%   1.89%
     ---------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.14% for Class A shares, to 1.89% for Class B shares and to 1.89% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  635     $  692       $  192       $  292       $  192
     ---------------------------------------------------------------------
     3 Years      919        925          625          625          625
     ---------------------------------------------------------------------
     5 Years    1,223      1,284        1,084        1,084        1,084
     ---------------------------------------------------------------------
     10 Years   2,085      2,190        2,190        2,357        2,357
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $659
                         Class B (with redemption) $707
                         Class B (no redemption)   $207
                         Class C (with redemption) $307
                         Class C (no redemption)   $207

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.


--------------------------------------------------------------------------------
                                      38

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
Equity Index Fund

What is the goal of the Fund?


The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")./1/

What are the Fund's main investment strategies?

The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund's expenses. For more information about the Equity Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

--------------------------------------------------------------------------------
                                        39

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Equity Index Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992   1993   1994    1995    1996    1997    1998    1999    2000    2001
-----  -----  -----  ------  ------  ------  ------  ------  ------  -------
6.53%  9.10%  0.76%  36.66%  22.18%  32.69%  27.93%  20.26%  -9.53%  -12.39%

/1/For the period from January 1, 2002 , through September 30, 2002, the Fund's total return was -28.46%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  21.23%  4Q1998      Worst Quarter:  -14.81%  3Q2001
--------------------------------------------------------------------------------
The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR  5 YEARS 10 YEARS   PERFORMANCE
                                       DATE OF CLASS                            SINCE 7/2/91
Class A                                   2/18/92
  Return Before Taxes                                -16.99%   8.92%  11.61%       12.36%
  Return After Taxes on Distributions                -17.24%   8.20%  10.55%       11.30%
  Return After Taxes on Distributions
   and Sale of Fund Shares                           -10.35%   7.12%   9.39%       10.10%
--------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/14/94    -17.39%   9.00%  11.41%/3/    12.14%/3/
--------------------------------------------------------------------------------------------
Class C - Return Before Taxes             11/4/97    -13.93%   9.32%  11.42%       12.16%
--------------------------------------------------------------------------------------------
S&P 500 Index/2/
(no deduction for fees, expenses or taxes)           -11.89%  10.70%  12.94%       13.71%
--------------------------------------------------------------------------------------------

/1/Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Funds reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      40

         ------------------



Equity Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A  CLASS B CLASS C
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                        5.25%    NONE    NONE
----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                  NONE/2/   5.00%   1.00%
----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                           NONE    NONE    NONE
----------------------------------------------------------------------------------------------
Exchange Fee                                                             NONE    NONE    NONE
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A  CLASS B CLASS C
----------------------------------------------------------------------------------------------
Investment Advisory Fees                                                 .30%    .30%    .30%
----------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                               .35%   1.00%   1.00%
----------------------------------------------------------------------------------------------
Other Expenses                                                           .30%    .30%    .30%
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     .95%   1.60%   1.60%
----------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                              (.35%)  (.25%)  (.25%)
----------------------------------------------------------------------------------------------
Net Expenses                                                             .60%   1.35%   1.35%
----------------------------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .60% for Class A shares, to 1.35% for Class B shares and to 1.35% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  583     $  637       $  137       $  237       $  137
     ---------------------------------------------------------------------
     3 Years      779        781          481          481          481
     ---------------------------------------------------------------------
     5 Years      991      1,047          847          847          847
     ---------------------------------------------------------------------
     10 Years   1,600      1,705        1,705        1,879        1,879
     ---------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $617
                         Class B (with redemption) $663
                         Class B (no redemption)   $163
                         Class C (with redemption) $263
                         Class C (no redemption)   $163

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        41

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
Market Expansion Index Fund

What is the goal of the Fund?

The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600") and the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")./1/

What are the Fund's main investment strategies?

The Fund invests in a representative sampling of stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. Not all of the stocks in the indices are included in the Fund. The Fund uses a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between its portfolio and that of the indices of at least 0.95, without taking into account the Fund's expenses. For more information about the Market Expansion Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

M A I N  R I S K S

Index Investing. The Fund attempts to track the performance of the S&P SmallCap 600 Index and the S&P MidCap 400 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

/1/"S&P SmallCap 600" and "S&P MidCap 400" are registered service marks of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

--------------------------------------------------------------------------------
                                      42

         ------------------





Market Expansion Index Fund

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1999    2000     2001
------  ------   ------
11.27%  13.85%    1.29%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -18.91%.

--------------------------------------------------------------------------------
Best Quarter:  17.91%  4Q2001      Worst Quarter:  -15.74%  3Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        43




         -----------------------------------------------------------------------

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Market Expansion Index Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                                       DATE OF CLASS                         SINCE 7/31/98
Class A                                   7/31/98
  Return Before Taxes                                -4.03%   NA       NA        8.84%
  Return After Taxes on Distributions                -4.18%   NA       NA        5.73%
  Return After Taxes on Distributions
   and Sale of Fund Shares                           -2.38%   NA       NA        6.58%
------------------------------------------------------------------------------------------
Class B - Return Before Taxes             7/31/98    -4.46%   NA       NA        9.59%
------------------------------------------------------------------------------------------
Class C - Return Before Taxes             3/22/99    -0.33%   NA       NA        9.70%
------------------------------------------------------------------------------------------
S&P 1000 Index/2/
(no deduction for fees, expenses or taxes)            1.45%   NA       NA       12.16%
------------------------------------------------------------------------------------------
S&P MidCap 400 Index/3/
(no deduction for fees, expenses or taxes)           -0.60%   NA       NA       13.22%
------------------------------------------------------------------------------------------
S&P Small Cap 600 Index/4/
(no deduction for fees, expenses or taxes)            6.54%   NA       NA        9.15%
------------------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
   Market Expansion Index Fund before it consolidated with the One Group Market Expansion Index Fund on March 22, 1999. Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered.
/2/The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The benchmark for the Market Expansion Fund has changed from the S&P 400 Index to the S&P 1000 Index. The S&P 1000 Index is a combination of the S&P 400 and the S&P 600 and therefore is a better overall comparison to the Fund's performance.
/3/S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/4/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one Class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      44

         ------------------



Market Expansion Index Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       5.25%      NONE    NONE
-----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                    NONE/2/  5.00%   1.00%
-----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                          NONE      NONE    NONE
-----------------------------------------------------------------------------------------------
Exchange Fee                                                            NONE      NONE    NONE
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Investment Advisory Fees                                                .35%      .35%    .35%
-----------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                              .35%     1.00%   1.00%
-----------------------------------------------------------------------------------------------
Other Expenses                                                          .55%      .55%    .55%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   1.25%     1.90%   1.90%
-----------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                             (.43%)    (.33%)  (.33%)
-----------------------------------------------------------------------------------------------
Net Expenses                                                            .82%     1.57%   1.57%
-----------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .82% for Class A shares, to 1.57% for Class B shares and to 1.57% for Class C shares for the same time period.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                          CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                                    ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                                  REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                                   THE END OF                THE END OF
                                   EACH PERIOD               EACH PERIOD
-------------------------------------------------------------------------------------
1 Year/1/                 $  604     $  660       $  160       $  260       $  160
-------------------------------------------------------------------------------------
3 Years                      860        865          565          565          565
-------------------------------------------------------------------------------------
5 Years                    1,136      1,196          996          996          996
-------------------------------------------------------------------------------------
10 Years                   1,921      2,026        2,026        2,195        2,195
-------------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $646
                         Class B (with redemption) $693
                         Class B (no redemption)   $193
                         Class C (with redemption) $293
                         Class C (no redemption)   $193

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        45

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
Health Sciences Fund


What is the goal of the Fund?

The Fund is designed to provide long-term capital appreciation.

What are the Fund's main investment strategies?

The Fund mainly invests in equity securities of companies engaged in the research, development, production or distribution of products and services related to biotechnology, health care or medicine. These companies include biotechnology companies, pharmaceutical companies, medical supply and equipment companies, and companies engaged in medical, diagnostic, or other related research and development. In selecting investments for the Fund, Banc One Investment Advisors will seek to identify companies that are well positioned for growth. Banc One Investment Advisors also selects stocks based on revenue and earnings potential and attractive relative valuations. Although the Fund may invest in companies of any size, the Fund will typically invest in large- and mid-capitalization companies. For more information about the Health Sciences Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Securities of Health Sciences Companies. The Fund's performance is closely tied to, and affected by, the performance of the industries in the health sciences sector. Health sciences companies are subject to comprehensive government regulation and scrutiny. The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. Moreover, new products may require regulatory approval. As a result, adverse actions (or market concerns with prospective actions) by governmental entities such as withdrawal of funding, changes in legislation and regulation, or denial or delays in regulatory approvals, may have an adverse impact on the Fund's share price. In addition, the Fund may be adversely impacted by increased competition among health sciences companies, patent infringement, product liability and other litigation, and product obsolescence.

Smaller Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund. Finally, emerging companies in

--------------------------------------------------------------------------------
                                      46

         ------------------



Health Sciences Fund

the sector in which the Fund invests may not be profitable and may not anticipate earning profits in the foreseeable future.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the health sciences sector. Companies in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. For example, biotechnology companies, pharmaceutical companies, medical supply companies, and companies engaged in medical, diagnostic, or other related research and development are all part of the health sciences sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the health sciences sector of the economy or individual industries within the health sciences sector.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund began operations on March 23, 2001 and does not have a full calendar year of operations as of the date of this prospectus.


--------------------------------------------------------------------------------
                                        47

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Health Sciences Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       5.25%      NONE    NONE
-----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                    NONE/2/  5.00%   1.00%
-----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                          NONE      NONE    NONE
-----------------------------------------------------------------------------------------------
Exchange Fee                                                            NONE      NONE    NONE
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Investment Advisory Fees                                                .85%      .85%    .85%
-----------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                              .35%     1.00%   1.00%
-----------------------------------------------------------------------------------------------
Other Expenses                                                         1.28%     1.28%   1.28%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   2.48%     3.13%   3.13%
-----------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                             (.88%)    (.78%)  (.78%)
-----------------------------------------------------------------------------------------------
Net Expenses                                                           1.60%     2.35%   2.35%
-----------------------------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.60% for Class A shares, to 2.35% for Class B shares and to 2.35% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A    CLASS B      CLASS B      CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  679     $  738       $  238       $  338       $  238
     ---------------------------------------------------------------------
     3 Years    1,177      1,193          893          893          893
     ---------------------------------------------------------------------
     5 Years    1,701      1,772        1,572        1,572        1,572
     ---------------------------------------------------------------------
     10 Years   3,130      3,234        3,234        3,385        3,385
     ---------------------------------------------------------------------

/1/ Without contractual fee waivers and reimbursements, 1 Year expenses would be as follows:

                         Class A                   $763
                         Class B (with redemption) $816
                         Class B (no redemption)   $316
                         Class C (with redemption) $416
                         Class C (no redemption)   $316

--------------------------------------------------------------------------------
                                      48

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
Technology Fund

What is the goal of the Fund?


The Fund is designed to provide long-term capital growth.

What are the Fund's main investment strategies?

The Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. This may include, for example, companies that develop, produce or distribute products in the computer, electronics, and communications sectors. In selecting investments, the Fund will generally invest in companies that are positioned for accelerated growth or higher earnings. In addition, the Fund also may invest in companies (regardless of size) whose stocks appear to be trading below their true value. For more information about the Technology Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Securities of Technology Companies. The Fund's performance is closely tied to and affected by the technology sector. The stock price of technology companies tends to be more volatile than the stock price of companies in other industries. In addition, the valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result, the Fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that do not focus their investments on companies in the technology sector.

Smaller Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund. Finally, emerging companies in the sector in which the Fund invests may not be profitable and may not anticipate earning profits in the foreseeable future.

--------------------------------------------------------------------------------
                                        49

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Technology Fund

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the technology sector. Companies in the technology sector include companies involved in the development of products, processes or services that may provide significant technological advances and improvements. For example, companies that develop or distribute computer hardware and software, electronics and communications devices are in the technology sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the technology sector of the economy or individual industries within the technology sector.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      50

         ------------------



Technology Fund

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

2001
----
-23.95%


/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -47.83%.

--------------------------------------------------------------------------------
Best Quarter:  29.26%  4Q2001      Worst Quarter:  -33.28  3Q2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                           INCEPTION 1 YEAR  5 YEARS 10 YEARS  PERFORMANCE
                                            DATE OF                           SINCE 7/28/02
                                             CLASS
Class A                                     7/28/00
  Return Before Taxes                                -27.94%   NA       NA       -40.07%
  Return After Taxes on Distributions                -27.94%   NA       NA       -40.07%
  Return After Taxes on Distributions
   and Sale of Fund Shares                           -17.02%   NA       NA       -31.30%
-------------------------------------------------------------------------------------------
Class B - Return Before Taxes               7/28/00  -28.29%   NA       NA       -40.03%
-------------------------------------------------------------------------------------------
Class C - Return Before Taxes               7/28/00  -25.23%   NA       NA       -38.31%
-------------------------------------------------------------------------------------------
Goldman Sachs Technology Index/1/
(no deduction for fees, expenses or taxes)           -28.56%   NA       NA       -43.90%
-------------------------------------------------------------------------------------------

/1/The Goldman Sachs Technology index is an unmanaged index generally representative of the performance of the Technology segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        51

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Technology Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------
(fees paid directly from your investment)/1/      CLASS A  CLASS B CLASS C
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases  5.25%      NONE    NONE
--------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)               NONE/2/  5.00%   1.00%
--------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                     NONE      NONE    NONE
--------------------------------------------------------------------------
Exchange Fee                                       NONE      NONE    NONE
--------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------
(expenses that are deducted from Fund assets)     CLASS A  CLASS B CLASS C
--------------------------------------------------------------------------
Investment Advisory Fees                          1.00%     1.00%   1.00%
--------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees         .35%     1.00%   1.00%
--------------------------------------------------------------------------
Other Expenses                                    1.20%     1.20%   1.20%
--------------------------------------------------------------------------
Total Annual Fund Operating Expenses              2.55%     3.20%   3.20%
--------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/       (1.00%)    (.90%)  (.90%)
--------------------------------------------------------------------------
Net Expenses                                      1.55%     2.30%   2.30%
--------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.55% for Class A shares, to 2.30% for Class B shares and to 2.30% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                          ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                        REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                         THE END OF                THE END OF
                         EACH PERIOD               EACH PERIOD
      ---------------------------------------------------------------------
      1 Year/1/ $  674     $  733       $  233       $  333       $  233
      ---------------------------------------------------------------------
      3 Years    1,187      1,202          902          902          902
      ---------------------------------------------------------------------
      5 Years    1,724      1,796        1,596        1,596        1,596
      ---------------------------------------------------------------------
      10 Years   3,188      3,292        3,292        3,442        3,442
      ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $770
                         Class B (with redemption) $823
                         Class B (no redemption)   $323
                         Class C (with redemption) $423
                         Class C (no redemption)   $323

/2/Class B Shares automatically convert to Class A Shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B Shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      52

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

International Equity Index Fund

What is the goal of the Fund?

The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index./1/

What are the Fund's main investment strategies?

The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund also may invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund's expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. Banc One Investment Advisors selects securities of emerging markets that are included in the Morgan Stanley Emerging Market Free Index based on size, risk and the ease of investing in the country's market (e.g., reasonable settlement procedures). Most of the Fund's assets will be denominated in foreign currencies. For more information about the International Equity Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

M A I N  R I S K S

Index Investing. The Fund attempts to track the performance of the MSCI EAFE GDP Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

/1/"MSCI EAFE GDP Index" is a registered service mark of Morgan Stanley Capital
   International, which does not sponsor and is in no way affiliated with the Fund.

--------------------------------------------------------------------------------
                                        53

         ONE GROUP(R)

         -----------------------------------------------------------------------




FUND SUMMARY

International Equity Index Fund

Emerging Market Risk. The Fund may invest up to 10% of its net assets in securities of emerging international markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1993   1994    1995   1996   1997    1998    1999    2000     2001
------  -----  ------  -----  -----  ------  ------  -------  -------
29.32%  3.61%  10.09%  6.31%  5.44%  21.36%  33.39%  -18.01%  -22.24%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -20.91%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  20.41%  4Q1998      Worst Quarter:  -16.29%  3Q2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      54

         ------------------



International Equity Index Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR  5 YEARS 10 YEARS  PERFORMANCE
                                       DATE OF CLASS                          SINCE 10/28/92
Class A                                   4/23/93
  Return Before Taxes                                -26.31%   0.62%    NA         5.44%
  Return After Taxes on Distributions                -26.52%  -0.08%    NA         4.83%
  Return After Taxes on Distributions
   and Sale of Fund Shares                           -16.02%   0.39%    NA         4.35%
--------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/14/94    -26.62%   0.60%    NA         5.23%/3/
--------------------------------------------------------------------------------------------
Class C - Return Before Taxes             11/4/97    -23.49%   1.11%    NA         5.32%
--------------------------------------------------------------------------------------------
MSCI EAFE GDP Index/2/
(no deduction for fees, expenses or taxes)           -22.42%   2.84%    NA         7.80%
--------------------------------------------------------------------------------------------

/1/Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The MSCI EAFE GDP Index is an unmanaged index generally representative of the performance of international stock markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

/3/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "performance since" column represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        55

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

International Equity Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                             CLASS A  CLASS B CLASS C
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                           5.25%    NONE    NONE
-------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                     NONE/2/   5.00%   1.00%
-------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee on shares less than 90 days                                 2.00%   2.00%   2.00%
-------------------------------------------------------------------------------------------------
Exchange Fee                                                                NONE    NONE    NONE
-------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                            CLASS A  CLASS B CLASS C
-------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                    .55%    .55%    .55%
-------------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                  .35%   1.00%   1.00%
-------------------------------------------------------------------------------------------------
Other Expenses                                                              .32%    .32%    .32%
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.22%   1.87%   1.87%
-------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                                 (.10%)   NONE    NONE
-------------------------------------------------------------------------------------------------
Net Expenses                                                               1.12%   1.87%   1.87%
-------------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  633     $  690       $  190       $  290       $  190
     ---------------------------------------------------------------------
     3 Years      883        888          588          588          588
     ---------------------------------------------------------------------
     5 Years    1,151      1,211        1,011        1,011        1,011
     ---------------------------------------------------------------------
     10 Years   1,916      2,021        2,021        2,190        2,190
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
   $643.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      56

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Diversified International Fund


What is the goal of the Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers.

What are the Fund's main investment strategies?

The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes the global economic and political situation, as well as the securities market of selected countries. In selecting individual securities, Banc One Investment Advisors selects a representative sampling of the companies comprising the individual country's stock market index. For more information about the Diversified International Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. Because the Fund may invest over 25% of its total assets in a single country, political and economic developments in that country will have a greater impact on the performance of the Fund than would be the case if the Fund were more widely diversified.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which

--------------------------------------------------------------------------------
                                        57

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Diversified International Fund

the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------
                                    [CHART]

  1992    1993    1994    1995   1996   1997    1998    1999    2000     2001
 ------  ------  ------  ------  -----  -----  ------  ------  -------  -------
 -6.95%  29.21%  -0.30%  11.48%  7.45%  3.67%  16.14%  40.88%  -21.00%  -17.93%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -21.20% . The above quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund and the Pegasus International Equity Fund for the period prior to the consolidation with One Group Diversified International Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  26.90%  4Q1999      Worst Quarter:  -17.54%  3Q2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      58

         ------------------



Diversified International Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR  5 YEARS 10 YEARS   PERFORMANCE
                                       DATE OF CLASS                           SINCE 4/30/86
Class A                                   12/3/94
  Return Before Taxes                                -22.26%  0.83%   4.12%        6.26%
  Return After Taxes on Distributions                -22.53%  0.44%   3.84%        6.08%
  Return After Taxes on Distributions
   and Sale of Fund Shares                           -13.56%  0.59%   3.32%        5.32%
--------------------------------------------------------------------------------------------
Class B - Return Before Taxes             8/26/96    -22.64%  0.84%   3.97%/3/     5.93%/3/
--------------------------------------------------------------------------------------------
Class C - Return Before Taxes             3/22/99    -19.39%  1.22%   3.97%        5.93%
--------------------------------------------------------------------------------------------
MSCI EAFE + EMF Index/2/
(no deduction for fees, expenses or taxes)           -19.70%  0.65%   4.46%           *
--------------------------------------------------------------------------------------------

/1/The above quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund, and the Pegasus International Equity Fund for the period prior to the consolidation with One Group Diversified International Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Morgan Stanley Capital International (MSCI) EAFE + EMF Index is an unmanaged index generally representative of the performance of international stock markets and of emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        59

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Diversified International Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES
    ----------------------------------------------------------------------------------------
    (fees paid directly from your investment)/1/             CLASS A         CLASS B CLASS C
    ----------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases           5.25%           NONE    NONE
    ----------------------------------------------------------------------------------------
     (as a percentage of offering price)

    Maximum Deferred Sales Charge (Load)                     NONE/2/          5.00%   1.00%
    ----------------------------------------------------------------------------------------
     (as a percentage of original purchase price of redemption proceeds, as applicable)

    Redemption Fee on shares held less than 90 days            2.00%          2.00%   2.00%
    ----------------------------------------------------------------------------------------
    Exchange Fee                                                NONE           NONE    NONE
    ----------------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES
     ---------------------------------------------------------------------
     (expenses that are deducted from Fund assets) CLASS A CLASS B CLASS C
     ---------------------------------------------------------------------
      Investment Advisory Fees                       .80%    .80%    .80%
     ---------------------------------------------------------------------
      Distribution [and/or Service] (12b-1) Fees     .35%   1.00%   1.00%
     ---------------------------------------------------------------------
      Other Expenses                                 .31%    .31%    .31%
     ---------------------------------------------------------------------
      Total Annual Fund Operating Expenses          1.46%   2.11%   2.11%
     ---------------------------------------------------------------------
      Fee Waiver and/or Expense Reimbursement/3/    (.11%)  (.01%)  (.01%)
     ---------------------------------------------------------------------
      Net Expenses                                  1.35%   2.10%   2.10%
     ---------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.35% for Class A shares, to 2.10% for Class B shares and to 2.10% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  655     $  713       $  213       $  313       $  213
     ---------------------------------------------------------------------
     3 Years      952        960          660          660          660
     ---------------------------------------------------------------------
     5 Years    1,271      1,333        1,133        1,133        1,133
     ---------------------------------------------------------------------
     10 Years   2,171      2,275        2,275        2,441        2,441
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be as follows:

                         Class A                   $666
                         Class B (with redemption) $714
                         Class B (no redemption)   $214
                         Class C (with redemption) $314
                         Class C (no redemption)   $214

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      60

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





More About the Funds

Each of the sixteen funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------
Principal Investment Strategies
This prospectus describes sixteen mutual funds with a variety of investment objectives, including total return, capital appreciation, current income, and long-term capital growth. The principal investment strategies that are used to meet each Fund's investment objective also are described in "Fund Summaries:
Investments, Risk & Performance" in the front of this prospectus. They also are described below. There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

---
ONE GROUP SMALL CAP GROWTH FUND. The Fund may invest in common stocks, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund's investment objective.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in the securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. Although the Fund may invest up to 20% of its total assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents, the Fund's main investment strategy is to invest in equity securities of small-capitalization companies.

---
ONE GROUP SMALL CAP VALUE FUND. The Fund invests mainly in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations of $100 million to $3 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund's investment objectives.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. The Fund may invest up to 25% of the Fund's net assets in foreign securities.

--------------------------------------------------------------------------------
                                        61

.. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

---
ONE GROUP MID CAP GROWTH FUND. The Fund invests in securities of mid-cap companies that have the potential to produce above-average earnings growth per share over a one- to three-year period. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. A portion of the Fund's assets may be held in cash equivalents.

---
ONE GROUP MID CAP VALUE FUND. The Fund invests mainly in equity securities of mid-cap companies with below-market average price-to-earnings and price-to-book value ratios. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. A portion of the Fund's assets may be held in cash equivalents.

---
ONE GROUP DIVERSIFIED MID CAP FUND. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. Up to 25% of the Fund's net assets may be invested in foreign securities. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies more in the future, the Fund's main strategy is to invest in equity securities of mid-capitalization companies.

---
ONE GROUP LARGE CAP GROWTH FUND. The Fund invests mainly in equity securities of large, well-established companies, including common stocks, and debt securities and preferred stocks which are convertible to common stocks. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in the equity securities of large, well-established companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

--------------------------------------------------------------------------------
                                      62

---
ONE GROUP LARGE CAP VALUE FUND. The Fund invests in equity securities of large companies that are believed to be selling below their long- term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of large companies, including common stocks, and debt securities and preferred stocks which are convertible to common stock. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. A portion of the Fund's assets may be held in cash equivalents.

---
ONE GROUP EQUITY INCOME FUND. The Fund invests in the equity securities of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. A portion of the Fund's assets may be held in cash equivalents.

---
ONE GROUP DIVERSIFIED EQUITY FUND. The Fund invests mainly in common stocks of companies that have the potential for continued earnings growth with strong fundamentals and a reasonable value.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. Although the Fund may invest up to 20% of the Fund's total assets in U.S.
  government securities, other investment grade fixed income securities, and cash and cash equivalents, the Fund's main investment strategy is to invest in equity securities.

---
ONE GROUP BALANCED FUND. The Fund invests in a combination of stocks, fixed income securities and money market instruments. Normally, the Fund will invest:

.. Between 40% and 75% of its total assets in all types of equity securities
  (including stock of both large- and small-capitalization companies and growth and value securities). Up to 25% of the Fund's net assets may be invested in foreign securities, including American Depositary Receipts.

.. Between 25% and 60% of its total assets in mid- to long-term fixed income securities, including bonds, notes and other debt securities. The balance will be invested in cash equivalents.

--------------------------------------------------------------------------------
                                        63

         HOW DOES BANC ONE INVESTMENT ADVISORS SELECT FIXED
              INCOME SECURITIES FOR THE BALANCED FUND?

   Banc One Investment Advisors analyzes four major factors in managing and constructing the portfolio of fixed income securities for the Balanced Fund: duration, market sector, maturity concentrations and individual securities. Rather than attempting to time the market, Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The fixed income portion of the Balanced Fund attempts to enhance total return by selecting market sectors and securities that offer risk/ reward advantages based on market trends, structural make-up and credit trends. Individual securities that are purchased by the Fund are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities).

---
ONE GROUP EQUITY INDEX FUND. The Fund invests in stocks included in the S&P 500 Index. (The Fund also invests in stock index futures and other equity derivatives.) The Fund may hold up to 10% of its total assets in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

.. The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index.

.. Banc One Investment Advisors generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

.. The Fund attempts to achieve a correlation between the performance of the Fund and that of the S&P 500 Index of at least 0.95, without taking into account Fund expenses. Perfect correlation would be 1.00.

---
ONE GROUP MARKET EXPANSION INDEX FUND. The Fund invests in stocks included in the S&P SmallCap 600 Index and S&P MidCap 400 Index.

.. The Fund also may invest up to 10% of its net assets in foreign securities, including Depositary Receipts.

.. Up to 10% of the Fund's total assets may be held in cash and cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

---
ONE GROUP HEALTH SCIENCES FUND. The Fund mainly invests in equity securities of health sciences companies with an emphasis on companies that Banc One Investment Advisors believes will produce above-average growth.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside industries in the health sciences sector.

--------------------------------------------------------------------------------
                                      64

.. The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.

.. Under normal conditions, the Fund will invest at least 25% of its total assets in one industry or group of industries in the health sciences sector. Companies in an industry or group of industries in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine.

---
ONE GROUP TECHNOLOGY FUND. The Fund mainly invests in equity securities that have, or are expected to develop products, processes or services that will provide significant technological advances and improvements.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of companies that develop significant technological advancements or improvements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside the technology sector.

.. The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.

.. Under normal circumstances, the Fund will invest at least 25% of its total assets in one industry or group of industries in the technology sector. Companies in an industry or group of industries in the technology sector include companies engaged in the research, development, production, or distribution of products and services related to computer hardware and software, communications and electronics.

---
ONE GROUP INTERNATIONAL EQUITY INDEX FUND. The Fund invests in stocks included in the MSCI EAFE GDP Index. (The Fund also invests in stock index futures.) Banc One Investment Advisors seeks to achieve a correlation between the performance of the Fund and that of the MSCI EAFE GDP Index of at least 0.90, without taking into account expenses. Perfect correlation would be 1.00.

.. Under normal circumstances, at least 80% of the Fund's assets will be invested in common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. No more than 10% of the Fund's assets will be held in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of this 10% limitation.)

.. Up to 10% of the Fund's net assets may be invested in securities of emerging international markets included in the Morgan Stanley Emerging Market Free Index, such as Mexico, Chile and Brazil. These investments may be made directly or through local exchanges, through publicly traded closed-end country funds or through "passive foreign investment companies."

--------------------------------------------------------------------------------
                                        65

.. Up to 20% of the Fund's total assets may be invested in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities, or by supranational issuers rated in one of the three highest rating categories.

.. A substantial portion of the Fund's assets will be denominated in foreign currencies.

---
ONE GROUP DIVERSIFIED INTERNATIONAL FUND. The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America.

.. At least 65% of the Fund's total assets normally will be invested in foreign equity securities, consisting of common stock (including American Depositary Receipts), preferred stocks, rights, warrants, convertible securities, foreign currencies and options on foreign currency, and other equity securities.

.. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

--------------------------------------------------------------------------------

Investment Risks
The main risks associated with investing in the Equity Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

---
DERIVATIVES. The Funds may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

                        WHAT IS A DERIVATIVE?

   Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

---
FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the International Equity
Index Fund is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

--------------------------------------------------------------------------------
                                      66

EUROPE. Europe includes countries with highly-developed markets as well as countries with emerging markets. Many developed countries in Western Europe are members of the European Union and the European Monetary Union which require compliance with stringent fiscal and monetary controls. The markets of Eastern European countries continue to remain relatively undeveloped and are sensitive to political and economic developments.

ASIA. Asia includes countries in all stages of economic development from the highly developed market economy of Japan to the emerging market economy of the People's Republic of China. Generally, Asian economies face over-extension of credit, currency devaluation, rising unemployment, decreased exports and economic recessions. Currency devaluation in any one country may have a negative effect on the entire region. The markets in each Asian country suffered significant downturns and volatility in recent years. Although the Asian markets are recovering, continued volatility may persist.

LATIN AMERICA. Latin American countries are considered to be emerging market economies that are marked by high interest rates, inflation and unemployment. Currency devaluation in any one country may have an adverse effect on the entire region. The markets in many Latin American countries have experienced significant downturns as well as significant volatility in recent years. Although the Latin American market appears to be recovering, continued volatility may persist. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.

---
SECURITIES OF HEALTH SCIENCES COMPANIES. The Health Sciences Fund invests a significant portion of its assets in the securities of companies in industries in the health sciences sector. Because of this focus, the Fund's performance is closely tied to, and affected by, regulatory, business and economic developments that impact industries in this sector.

.. Industries in the health sciences sector are subject to comprehensive government regulation and scrutiny. Changes in legislation or government regulation may have a detrimental impact on the Fund and its share price.

.. The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. If such funding is withdrawn or decreased, the Fund may be adversely impacted.

.. The Fund also invests in health sciences companies that are dependent upon the successful development of new products. Such products often require regulatory approval. Denial or delays of regulatory approvals may have an adverse impact on the companies in which the Fund invests. In addition, because of the rapid pace of medical research and development, products and services produced by such companies may become obsolete or have relatively short product cycles.

.. Health sciences companies are especially vulnerable to patent infringement, product liability or other litigation.

.. The Fund may invest a significant portion of its assets in a single industry or small group of industries within the health sciences sector. Such concentration increases the risk of loss to the Fund.

--------------------------------------------------------------------------------
                                        67

---
SECURITIES OF TECHNOLOGY COMPANIES. The Technology Fund invests a significant portion of its assets in the securities of companies in industries in the technology sector. Because of this focus, the Fund's performance is closely tied to and affected by this sector. The valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios, price-to-book or dividend yield. This reflects the fact that many technology stocks are issued by relatively new companies that have not yet achieved profitability. Companies in the rapidly changing technology field also often have unusually high price volatility. For example, products and services that at first appear promising may not prove commercially successful. Such earnings disappointments can result in sharp stock price declines. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the Fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result the Fund's value and returns may be considerably more volatile and pose greater risks than the value and returns of other mutual funds with greater diversification among economic sectors.

For more information about risks associated with the types of investments that the Funds purchase, please read "Fund Summaries: Investments, Risk & Performance", Appendix A and the Statement of Additional Information.

--------------------------------------------------------------------------------
Temporary Defensive Positions
To respond to unusual market conditions, the Funds may invest their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Funds from meeting their investment objectives.
                     WHAT IS A CASH EQUIVALENT?

   Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

--------------------------------------------------------------------------------
                                      68

The percentage of total assets that each Fund may invest in cash and cash equivalents is as follows:

FUND                                                         PERCENTAGE OF
-----------------------------------------------------        TOTAL ASSETS
Small Cap Growth Fund                                            100%
--------------------------------------------
Small Cap Value Fund                                             100%
--------------------------------------------
Mid Cap Growth Fund                                              100%
--------------------------------------------
Mid Cap Value Fund                                               100%
--------------------------------------------
Diversified Mid Cap Fund                                         100%
--------------------------------------------
Large Cap Growth Fund                                            100%
--------------------------------------------
Large Cap Value Fund                                             100%
--------------------------------------------
Equity Income Fund                                               100%
--------------------------------------------
Diversified Equity Fund                                          100%
--------------------------------------------
Balanced Fund                                                    100%
--------------------------------------------
Equity Index Fund                                                 10%/1/
--------------------------------------------
Market Expansion Index Fund                                       10%/1/
--------------------------------------------
Health Sciences Fund                                             100%
--------------------------------------------
Technology Fund                                                  100%
--------------------------------------------
International Equity Index Fund                                   10%/1/
--------------------------------------------
Diversified International Fund                                   100%

/1/Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the percentage limitation.

--------------------------------------------------------------------------------
Portfolio Turnover
The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2002 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

--------------------------------------------------------------------------------
                                        69

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------
Purchasing Fund Shares
Where can I buy shares?

You may purchase Fund shares:

.. From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

.. Directly from One Group through One Group Dealer Services, Inc. (the
  "Distributor").

When can I buy shares?
.. Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

.. Purchase requests received before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

.. If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

.. The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

.. Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?
This prospectus offers Class A, Class B and Class C shares, all of which are available to the general public.

.. Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales charges and expenses applicable to each class of shares. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

.. ONE GROUP FUND DIRECT IRA AND 403(B). One Group offers retirement plans.
  These plans allow participants to defer taxes while their retirement savings grow. An

--------------------------------------------------------------------------------
                                      70
  annual $10.00 account maintenance fee is charged to your IRA account (as defined by social security number) if the value of all of your accounts with One Group is less than $10,000. Call 1-800-480-4111 for an Adoption Agreement.

How much do shares cost?

.. Shares are sold at net asset value ("NAV") plus a sales charge, if any.

.. Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

.. NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

.. The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued by another method that the Funds believe accurately reflects fair value.

.. A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?

1.Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you.

2.Decide how much you want to invest.

 . The minimum initial investment is $1,000 per Fund.

 . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

 . Subsequent investments must be at least $25 per Fund.

 . You may purchase no more than $249,999 of Class B shares. This is because
   Class A shares offer a reduced sales charge on purchases of $250,000 or more and have lower expenses. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

 . These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

 . Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.

--------------------------------------------------------------------------------
                                        71

4.Send the completed application and a personal check to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

  If you choose to pay by wire, please call 1-800-480-4111 and authorize a wire to:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY & SHAREHOLDER SERVICES
  ABA 011 000 028
  DDA 99034167
  FBO ONE GROUP FUND
     (EX: ONE GROUP BALANCED FUND-A)
  YOUR ACCOUNT NUMBER
     (EX: 123456789)
  YOUR ACCOUNT REGISTRATION
     (EX: JOHN SMITH & MARY SMITH, JTWROS)
5.All checks must be in U.S. dollars. One Group does not accept starter checks, credit card checks, or "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

  ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

 . One Group Mutual Funds;

 . The specific Fund in which you are investing; or

 . One Group Mutual Funds for the Benefit of (your name), if making a contribution to a Fund Direct IRA.

  Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6.Each time you purchase One Group shares by check or ACH, there is a five (5) business day holding period before you can redeem those shares. This gives One Group time to receive and collect money to cover your investment.

7.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8.If you have any questions, contact your Shareholder Servicing Agent or call
  1-800-480-4111.

Can I purchase shares over the telephone?

Yes. Simply select this option on your Account Application Form and then:

.. Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

--------------------------------------------------------------------------------
                                      72

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

   STATE STREET BANK AND TRUST COMPANY
   ATTN: CUSTODY & SHAREHOLDER SERVICES
   ABA 011 000 028
   DDA 99034167
   FBO ONE GROUP FUND
       (EX: ONE GROUP BALANCED FUND-A)
   YOUR ACCOUNT NUMBER
       (EX: 123456789)
   YOUR ACCOUNT REGISTRATION
       (EX: JOHN SMITH & MARY SMITH, JTWROS)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

   ONE GROUP MUTUAL FUNDS
   P. O. BOX 8528
   BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?
Yes. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000 per Fund. To establish a Systematic Investment Plan:

.. Select the "Systematic Investment Plan" option on the Account Application
  Form.

.. Provide the necessary information about the bank account from which your investments will be made.

.. Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

.. One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

.. You may revoke your election to make systematic investments by calling
  1-800-480-4111 or by sending a letter to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

.. After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

.. You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

--------------------------------------------------------------------------------
                                        73

.. Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

.. If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

--------------------------------------------------------------------------------
Sales Charges
The Distributor compensates Shareholder Servicing Agents who sell shares of One Group. Compensation comes from sales charges, 12b-1 fees and payments by the Distributor and the Funds' investment advisor from their own resources. The tables below show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent.

CLASS A SHARES
This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

      AMOUNT             SALES CHARGE         SALES CHARGE       COMMISSION
        OF          AS A PERCENTAGE OF THE  AS A PERCENTAGE    AS A PERCENTAGE
     PURCHASES          OFFERING PRICE     OF YOUR INVESTMENT OF OFFERING PRICE
 LESS THAN $ 50,000         5.25%                5.54%              4.75%
 ------------------------------------------------------------------------------
 $50,000-$ 99,999           4.50%                4.71%              4.05%
 ------------------------------------------------------------------------------
 $100,000-$249,999          3.50%                3.63%              3.05%
 ------------------------------------------------------------------------------
 $250,000-$499,999          2.50%                2.56%              2.05%
 ------------------------------------------------------------------------------
 $500,000-$999,999          2.00%                2.04%              1.60%
 ------------------------------------------------------------------------------
 $1,000,000*                 NONE                 NONE               NONE
 ------------------------------------------------------------------------------

*For Funds other than the Equity Index Fund and the Market Expansion Index
 Funds, if you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase. If you purchase $1 million or more of Class A shares of the Equity Index Fund or the Market Expansion Index Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A shares within one year of purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

CLASS B SHARES
Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

----------------------------------------------

                          YEARS     CDSC AS A PERCENTAGE
                          SINCE       OF DOLLAR AMOUNT
                         PURCHASE    SUBJECT TO CHARGE
                        0-1                5.00%
                        --------------------------------
                        1-2                4.00%
                        --------------------------------
                        2-3                3.00%
                        --------------------------------
                        3-4                3.00%
                        --------------------------------
                        4-5                2.00%
                        --------------------------------
                        5-6                1.00%
                        --------------------------------
                        MORE THAN 6         NONE
                        --------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

--------------------------------------------------------------------------------
                                      74

CLASS C SHARES
Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

----------------------------------------------

                          YEARS       CDSC AS A PERCENTAGE
                          SINCE         OF DOLLAR AMOUNT
                         PURCHASE      SUBJECT TO CHARGE
                          0 - 1              1.00%
                     -------------------------------------
                     AFTER FIRST YEAR         NONE
                     -------------------------------------

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED:

.. The Fund assumes that all purchases made in a given month were made on the first day of the month.

.. For Class B and Class C shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B and Class shares purchased on or after November 1, 2002, the CDSC is based on the original cost of the shares.

.. No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

.. To keep your CDSC as low as possible, the Fund first will redeem the shares you have held for the longest time and thus have the lowest CDSC.

.. If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

12b-1 FEES

Each One Group Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called "12b-1 fees." 12b-1 fees are paid by One Group to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

 1.Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

 2.Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

.. The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees

--------------------------------------------------------------------------------
                                        75
  totaling .25% of the average daily net assets of Class A, and 1.00% and 1.00% of the average daily net assets of Class B and Class C shares, respectively.

.. The Distributor may pay 12b-1 fees to its affiliates, including Banc One
  Investment Advisors, or any sub-advisor for brokerage and other agency transactions.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

 1.Right of Accumulation: You may add the higher of the market value or original purchase price of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

 2.Letter of Intent: With an initial investment of $2,000, you may purchase
   Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, contact 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

 1.Bought with the reinvestment of dividends and capital gains distributions.

 2.Acquired in exchange for other One Group shares if a comparable sales charge has been paid for the exchanged shares.

 3.Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

   . One Group.

   . Bank One Corporation and its subsidiaries and affiliates.

   . The Distributor and its subsidiaries and affiliates.

   . State Street Bank and Trust Company and its subsidiaries and affiliates.

   . Broker-dealers who have entered into dealer agreements with One Group and their subsidiaries and affiliates.

   . An investment sub-advisor of a fund of One Group and such sub-advisor's subsidiaries and affiliates.

--------------------------------------------------------------------------------
                                      76

 4.Bought by:

   . Affiliates of Bank One Corporation and certain accounts (other than IRA
     Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial capacity or accounts which participate in select affinity programs with Bank One Corporation and its affiliates and subsidiaries.

   . Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   . Shareholder Servicing Agents who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.

 5.Bought with proceeds from the sale of Class I shares of a One Group Fund or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required.

 6.Bought with proceeds from the sale of Class A shares of a One Group Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required. In addition, no sales charge is imposed if Class A shares of a One Group Fund are bought with the proceeds from the sale of shares of another mutual fund on which a sales charge was paid if the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

 7.Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a One Group Fund.

 8.Bought with assets of One Group.

 9.Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

10.Purchased during a Fund's special offering.

11.Bought by a "charitable organization" as defined for purposes of Section
   501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

Waiver of the Class B and Class C Sales Charge

No sales charge is imposed on redemptions of Class B or Class C shares of the
Funds:

 1.If you withdraw no more than 10% of the current balance of a Fund in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I redeem on a systematic basis?."

--------------------------------------------------------------------------------
                                        77

 2.If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

 3.That represent a required minimum distribution from your One Group IRA
   Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

 4.Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

 5.Exchanged for Class B or Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I pay a sales charge on an exchange?."

 6.If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER QUALIFICATIONS

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice.

--------------------------------------------------------------------------------

Exchanging Fund Shares

What are my exchange privileges?

You may make the following exchanges:

.. Class A shares of a Fund may be exchanged for Class I shares of that Fund or Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares.

.. Class B shares of a Fund may be exchanged for Class B shares of another One
  Group Fund.

.. Class C shares of the Short-Term Municipal Bond Fund, the Ultra Short-Term
  Bond Fund, and the Short-Term Bond Fund (collectively the "Short-Term Bond Funds") may be exchanged for Class C shares of any other One Group Fund, including Class C shares of any of the Short-Term Bond Funds.

.. Class C shares of any other Fund may be exchanged for Class C shares of another One Group Fund, other than for Class C shares of the Short-Term Bond Funds.

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in dollar cost averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-800-480-4111.

--------------------------------------------------------------------------------
                                      78

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

.. State Street Bank and Trust Company receives the request by 4:00 p.m. ET.

.. You have provided One Group with all of the information necessary to process the exchange.

.. You have received a current prospectus of the Fund or Funds in which you wish to invest.

.. You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However:

.. You will pay a sales charge if you bought Class A shares of a Fund:

   1.That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

   2.That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

.. If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

   1.Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

   2.The current holding period for your exchanged Class B or Class C shares, other than exchanged Class C shares of the Short-Term Bond Funds, is carried over to your new shares.

   3.If you exchange Class C shares of one of the Short-Term Bond Funds, a new
     CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

.. Because exchanges involve redemptions, you will pay a redemption fee of 2.00% of the value of the shares redeemed if you exchange shares of the International Equity Index Fund or the Diversified International Fund for shares of another One Group Fund within 90 days of purchase.

Are exchanges taxable?

Generally:

.. An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

.. An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

.. You should talk to your tax advisor before making an exchange.

--------------------------------------------------------------------------------
                                        79

Are there limits on exchanges?
Yes. The exchange privilege is not intended as a way for you to speculate on short- term movements in the market. Therefore:

.. To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

.. Excessive exchange activity will result in revocation of your exchange privilege.

.. In addition, One Group reserves the right to reject any exchange request
  (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

.. Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How do I open an account?."

--------------------------------------------------------------------------------

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business.

.. Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

.. All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

 1.You may send a written redemption request to your Shareholder Servicing
   Agent, if applicable, or to State Street Bank and Trust Company at the following address:

   ONE GROUP MUTUAL FUNDS
   P.O. BOX 8528
   BOSTON, MA 02266-8528

 2.You may redeem over the telephone. Please see "Can I redeem by telephone?"
   for more information.

.. ALL REQUESTS FOR REDEMPTIONS FROM IRA ACCOUNTS MUST BE IN WRITING. You may request IRA redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

.. One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1.The redemption is for shares worth $50,000 or less; AND

 2.The redemption is payable to the shareholder of record; AND

--------------------------------------------------------------------------------
                                      80

 3.The redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

.. On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1.A designated commercial bank; or

 2.Your Shareholder Servicing Agent.

.. State Street Bank and Trust Company may charge you a wire redemption fee. The current fee is $7.00.

.. Your redemption proceeds will be paid within seven days after receipt of the redemption request.

What will my shares by worth?

.. If you own Class A shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

.. If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

.. If you sell your shares of the International Equity Index Fund or the Diversified International Fund within 90 days of purchase, you will pay a redemption fee of 2.00% on the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or shares redeemed on a systematic basis. The redemption fees are paid to the Funds and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

.. Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

.. Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

.. One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

.. REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

.. Select the "Systematic Withdrawal Plan" option on the Account Application
  Form.

.. Specify the amount you wish to receive and the frequency of the payments.

--------------------------------------------------------------------------------
                                        81

.. You may designate a person other than yourself as the payee.

.. There is no fee for this service.

.. If you select this option, please keep in mind that:

 1.It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2.If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided you withdraw no more then 10% of the current balance of a Fund in a 12 month period and you participate in a monthly or quarterly Systematic Withdrawal Plan. WITHDRAWALS IN EXCESS OF 10% WILL SUBJECT THE ENTIRE ANNUAL WITHDRAWAL TO THE APPLICABLE SALES CHARGE.

 3.If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4.If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

.. Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

.. Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions or exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How do I open an account?."

No CDSC is charged on such redemptions.

.. One Group may suspend your ability to redeem when:

 1.Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.The NYSE is closed (other than weekend and holiday closings).

 3.The SEC has permitted a suspension.

 4.An emergency exists.

The Statement of Additional Information offers more details about this process.

.. You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.


--------------------------------------------------------------------------------
                                      82

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Privacy Policy

--------------------------------------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.
   . Customer -- a consumer who has a continuing relationship with One Group
     Mutual Funds through record ownership of fund shares.
   . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   . Information we receive from you on applications or other forms, on our website, or through other means;
   . Information we receive from you through transactions, correspondence and other communications with us; and
   . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this

--------------------------------------------------------------------------------
                                        83
information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure

From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security

For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment

One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

--------------------------------------------------------------------------------
                                      84

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Shareholder Information

--------------------------------------------------------------------------------

Voting Rights
The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

--------------------------------------------------------------------------------

Dividend Policies
DIVIDENDS. Except for the Balanced Fund, the Equity Income Fund, the International Equity Index Fund, the Diversified International Fund, the Health Sciences Fund, and the Technology Fund, the Funds generally declare dividends on the last business day of each quarter. The Balanced Fund and the Equity Income Fund generally declare dividends on the last business day of the month. The International Equity Index Fund, the Diversified International Fund, the Health Sciences Fund, and the Technology Fund generally declare dividends on the last business day of each year. Dividends for the Funds are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable," your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

--------------------------------------------------------------------------------
                                        85

SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

--------------------------------------------------------------------------------

Tax Treatment of Shareholders

Taxation of Shareholder Transactions
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid). A Fund may produce taxable capital gains even if it does not have income to distribute and performance has been poor.

Taxation of Foreign Investments

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

With respect to the International Equity Index Fund and the Diversified International Fund, the Funds' investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Funds' investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note

--------------------------------------------------------------------------------
                                      86
that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------

Shareholder Statements and Reports
One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

--------------------------------------------------------------------------------
                                        87

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Management of One Group Mutual Funds

--------------------------------------------------------------------------------

The  Advisor
Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

--------------------------------------------------------------------------------

Advisory Fees
Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                        ANNUAL RATE
                                                      AS PERCENTAGE OF
     FUND                                         AVERAGE DAILY NET ASSETS
     One Group(R) Small Cap Growth Fund                    0.74%
     ---------------------------------------------------------------------
     One Group(R) Small Cap Value Fund                     0.74%
     ---------------------------------------------------------------------
     One Group(R) Mid Cap Growth Fund                      0.66%
     ---------------------------------------------------------------------
     One Group(R) Mid Cap Value Fund                       0.74%
     ---------------------------------------------------------------------
     One Group(R) Diversified Mid Cap Fund                 0.74%
     ---------------------------------------------------------------------
     One Group(R) Large Cap Growth Fund                    0.62%
     ---------------------------------------------------------------------
     One Group(R) Large Cap Value Fund                     0.74%
     ---------------------------------------------------------------------
     One Group(R) Equity Income Fund                       0.72%
     ---------------------------------------------------------------------
     One Group(R) Diversified Equity Fund                  0.73%
     ---------------------------------------------------------------------
     One Group(R) Balanced Fund                            0.51%
     ---------------------------------------------------------------------
     One Group(R) Equity Index Fund                        0.11%
     ---------------------------------------------------------------------
     One Group(R) Market Expansion Fund                    0.08%
     ---------------------------------------------------------------------
     One Group(R) Health Sciences Fund                     0.02%
     ---------------------------------------------------------------------
     One Group(R) Technology Fund                          0.12%
     ---------------------------------------------------------------------
     One Group(R) International Equity Index Fund          0.55%
     ---------------------------------------------------------------------
     One Group(R) Diversified International Fund           0.75%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      88

The Funds shown below have adopted investment advisory fee breakpoints. As a Fund's net assets increase above designated levels, the advisory fee rate applicable to that Fund decreases. Conversely, as net assets decrease below designated levels, the advisory fee rate increases. However, in no event will the advisory fee rate exceed .74% of a Fund's average daily net assets.

--------------------------------------------------------------------------------

                                         FIRST     FOR THE NEXT FOR THE NEXT  FOR ASSETS
                                      $1.5 BILLION $500 MILLION $3.5 BILLION     OVER
FUND                                   IN ASSETS    IN ASSETS    IN ASSETS   $5.5 BILLION
One Group(R) Small Cap Growth Fund        .74%         .70%         .65%         .60%
-----------------------------------------------------------------------------------------
One Group(R) Small Cap Value Fund         .74%         .70%         .65%         .60%
-----------------------------------------------------------------------------------------
One Group(R) Mid Cap Growth Fund          .74%         .70%         .65%         .60%
-----------------------------------------------------------------------------------------
One Group(R) Mid Cap Value Fund           .74%         .70%         .65%         .60%
-----------------------------------------------------------------------------------------
One Group(R) Diversified Mid Cap Fund     .74%         .70%         .65%         .60%
-----------------------------------------------------------------------------------------
One Group(R) Large Cap Growth Fund        .74%         .70%         .65%         .60%
-----------------------------------------------------------------------------------------
One Group(R) Large Cap Value Fund         .74%         .70%         .65%         .60%
-----------------------------------------------------------------------------------------
One Group(R) Equity Income Fund           .74%         .70%         .65%         .60%
-----------------------------------------------------------------------------------------
One Group(R) Diversified Equity Fund      .74%         .70%         .65%         .60%
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund Managers

The Funds are managed by teams of Fund managers, research analysts and other investment management professionals. For all the Funds, except the International Equity Index Fund, the Equity Index Fund, and the Market Expansion Index Fund, each team member makes recommendations about the securities in the Funds. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

--------------------------------------------------------------------------------
                                        89

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                             YEAR ENDED JUNE 30,
SMALL CAP GROWTH FUND                                          -----------------------------------------------
CLASS A                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.39  $  12.91  $  10.61  $  12.02  $ 10.94
---------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.08)    (0.10)    (0.01)    (0.02)   (0.03)
  Net realized and unrealized gains (losses) from investments     (1.17)    (1.03)     3.19     (0.20)    2.44
---------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.25)    (1.13)     3.18     (0.22)    2.41
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net realized gains                                                 --     (1.39)    (0.88)    (1.19)   (1.33)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   9.14  $  10.39  $  12.91  $  10.61  $ 12.02
---------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (12.03%)   (9.21%)   31.79%    (0.53%)  23.28%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 52,918  $ 56,221  $ 71,858  $ 22,081  $21,634
  Ratio of expenses to average net assets                         1.30%     1.29%     1.30%     1.31%    1.31%
  Ratio of net investment income to average net assets           (0.90%)   (0.83%)   (0.48%)   (0.24%)  (0.31%)
  Ratio of expenses to average net assets*                        1.41%     1.40%     1.41%     1.44%    1.44%
  Portfolio turnover(A)                                         119.33%   157.71%   163.03%   127.83%   83.77%

                                                                             YEAR ENDED JUNE 30,
SMALL CAP GROWTH FUND                                          -----------------------------------------------
CLASS B                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   9.82  $  12.36  $  10.26  $  11.79  $ 10.84
---------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.14)    (0.15)    (0.01)    (0.06)   (0.03)
  Net realized and unrealized gains (losses) from investments     (1.11)    (1.00)     2.99     (0.28)    2.31
---------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.25)    (1.15)     2.98     (0.34)    2.28
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net realized gains                                                 --     (1.39)    (0.88)    (1.19)   (1.33)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   8.57  $   9.82  $  12.36  $  10.26  $ 11.79
---------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (12.73%)   (9.84%)   30.89%    (1.69%)  22.24%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 23,792  $ 25,625  $ 27,843  $ 10,278  $ 8,567
  Ratio of expenses to average net assets                         2.05%     2.04%     2.05%     2.06%    2.06%
  Ratio of net investment income to average net assets           (1.65%)   (1.59%)   (1.23%)   (1.00%)  (1.02%)
  Ratio of expenses to average net assets*                        2.06%     2.05%     2.06%     2.09%    2.09%
  Portfolio turnover(A)                                         119.33%   157.71%   163.03%   127.83%   83.77%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      90

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                                       NOVEMBER 4,
                                                                         YEAR ENDED JUNE 30,             1997 TO
SMALL CAP GROWTH FUND                                          --------------------------------------   JUNE 30,
CLASS C                                                          2002      2001      2000      1999      1998(A)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.04  $  12.62  $  10.43  $  11.97    $ 13.03
--------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.10)    (0.10)       --     (0.08)     (0.02)
  Net realized and unrealized gains (losses) from investments     (1.18)    (1.09)     3.07     (0.27)      0.29
--------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.28)    (1.19)     3.07     (0.35)      0.27
--------------------------------------------------------------------------------------------------------------------
Distributions:
  Net realized gains                                                 --     (1.39)    (0.88)    (1.19)     (1.33)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   8.76  $  10.04  $  12.62  $  10.43    $ 11.97
--------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (12.75%)   (9.96%)   31.27%    (1.75%)     3.08%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $  2,819  $  1,496  $    770  $    129    $    90
  Ratio of expenses to average net assets                         2.05%     2.04%     2.05%     2.06%      2.05%(C)
  Ratio of net investment income to average net assets           (1.65%)   (1.59%)   (1.24%)   (1.02%)    (0.85%)(C)
  Ratio of expenses to average net assets*                        2.06%     2.05%     2.06%     2.09%      2.07%(C)
  Portfolio turnover(D)                                         119.33%   157.71%   163.03%   127.83%     83.77%

                                                                                    SIX MONTHS      YEAR ENDED
                                                            YEAR ENDED JUNE 30,       ENDED        DECEMBER 31,
SMALL CAP VALUE FUND                                    --------------------------   JUNE 30,    ----------------
CLASS A                                                   2002     2001     2000     1999(E)       1998     1997
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 19.20  $ 13.52  $  14.04   $ 14.81     $ 16.03  $ 13.70
------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                             0.09     0.22      0.03     (0.05)      (0.10)   (0.06)
  Net realized and unrealized gains (losses) from
   investments                                             2.73     5.64     (0.45)    (0.64)      (0.59)    4.16
------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                           2.82     5.86     (0.42)    (0.69)      (0.69)    4.10
------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                   (0.09)   (0.18)    (0.10)       --          --       --
  Net realized gains                                      (1.12)      --        --     (0.08)      (0.46)   (1.77)
  In excess of net realized gains                            --       --        --        --       (0.07)      --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.21)   (0.18)    (0.10)    (0.08)      (0.53)   (1.77)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 20.81  $ 19.20  $  13.52   $ 14.04     $ 14.81  $ 16.03
------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                     15.50%   43.55%    (2.94%)   (4.61%)(B)  (4.29%)  30.16%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $96,595  $40,634  $ 14,725   $26,592     $32,217  $21,836
  Ratio of expenses to average net assets                 1.23%    1.21%     1.18%     1.17%(C)    1.19%    1.18%
  Ratio of net investment income to average net assets    0.48%    1.07%     0.60%    (0.58%)(C)  (0.73%)   (0.68)
  Ratio of expenses to average net assets*                1.35%    1.33%     1.40%     1.29%(C)    1.19%    1.18%
  Portfolio turnover(D)                                  39.91%   74.81%   146.46%    50.90%      42.39%   58.29%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (E) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund, the Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Small Cap Opportunity Fund.

--------------------------------------------------------------------------------
                                        91

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                           SIX MONTHS      YEAR ENDED
                                                                   YEAR ENDED JUNE 30,       ENDED        DECEMBER 31,
SMALL CAP VALUE FUND                                           --------------------------   JUNE 30,    ----------------
CLASS B                                                          2002     2001     2000     1999(A)       1998     1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 18.52  $ 13.07  $  13.63   $ 14.41     $ 15.74  $ 13.58
-------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                   (0.03)    0.26     (0.06)    (0.11)      (0.17)   (0.07)
  Net realized and unrealized gains (losses) from investments     2.61     5.27     (0.44)    (0.59)      (0.63)    4.00
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  2.58     5.53     (0.50)    (0.70)      (0.80)    3.93
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.01)   (0.08)    (0.06)       --          --       --
  Net realized gains                                             (1.12)      --        --     (0.08)      (0.46)   (1.77)
  In excess of net realized gains                                   --       --        --        --       (0.07)      --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.13)   (0.08)    (0.06)    (0.08)      (0.53)   (1.77)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 19.97  $ 18.52  $  13.07   $ 13.63     $ 14.41  $ 15.74
-------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            14.65%   42.42%    (3.67%)   (4.81%)(B)  (5.11%)  29.17%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $30,017  $10,303  $  2,531   $ 3,320     $ 4,014  $ 1,799
  Ratio of expenses to average net assets                        1.98%    1.96%     1.93%     1.94%(C)    1.94%    1.93%
  Ratio of net investment income to average net assets           0.27%    0.29%    (0.14%)   (1.34%)(C)  (1.48%)  (1.43%)
  Ratio of expenses to average net assets*                       2.00%    1.98%     2.05%     2.02%(C)    1.94%    1.93%
  Portfolio turnover(D)                                         39.91%   74.81%   146.46%    50.90%      42.39%   58.29%

                                                                                            MARCH 22,
                                                                   YEAR ENDED JUNE 30,       1999 TO
SMALL CAP VALUE FUND                                           --------------------------   JUNE 30,
CLASS C                                                          2002     2001     2000      1999(E)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 18.48  $ 13.05  $  13.60   $ 12.07
-------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                   (0.01)    0.06      0.06        --
  Net realized and unrealized gains (losses) from investments     2.58     5.48     (0.55)     1.53
-------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  2.57     5.54     (0.49)     1.53
-------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.02)   (0.11)    (0.06)       --
  Net realized gains                                             (1.12)      --        --        --
-------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.14)   (0.11)    (0.06)       --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 19.91  $ 18.48  $  13.05   $ 13.60
-------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            14.68%   42.55%    (3.57%)   12.68%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $35,923  $ 1,531  $     50   $    19
  Ratio of expenses to average net assets                        1.98%    1.98%     1.94%     1.94%(C)
  Ratio of net investment income to average net assets          (0.34%)   0.22%     0.21%    (1.13%)(C)
  Ratio of expenses to average net assets*                       2.00%    1.98%     2.06%     2.11%(C)
  Portfolio turnover(D)                                         39.91%   74.81%   146.46%    50.90%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Small Cap Opportunity Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (E) Period from the commencement of operations.

--------------------------------------------------------------------------------
                                      92

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                              YEAR ENDED JUNE 30,
MID CAP GROWTH FUND                                            ------------------------------------------------
CLASS A                                                          2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  21.64  $  29.23  $  25.02  $  22.36  $  19.37
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.14)    (0.19)    (0.11)    (0.10)    (0.08)
  Net realized and unrealized gains (losses) from investments     (3.19)    (3.08)     8.40      5.46      5.65
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (3.33)    (3.27)     8.29      5.36      5.57
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --        --        --        --        --
  In excess of net investment income                                 --        --        --        --        --
  Net realized gains                                              (0.07)    (4.32)    (4.08)    (2.70)    (2.58)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.07)    (4.32)    (4.08)    (2.70)    (2.58)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  18.24  $  21.64  $  29.23  $  25.02  $  22.36
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (15.41%)  (13.77%)   36.25%    27.87%    30.95%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                             $336,995  $338,797  $343,284  $159,292  $ 95,647
 Ratio of expenses to average net assets                          1.24%     1.24%     1.24%     1.24%     1.25%
 Ratio of net investment income to average net assets            (0.82%)   (0.85%)   (0.64%)   (0.60%)   (0.60%)
 Ratio of expenses to average net assets*                         1.42%     1.37%     1.34%     1.34%     1.35%
 Portfolio turnover(A)                                           83.02%   127.02%   181.78%   141.46%   158.43%

                                                                              YEAR ENDED JUNE 30,
MID CAP GROWTH FUND                                            ------------------------------------------------
CLASS B                                                          2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  19.71  $  27.17  $  23.67  $  21.44  $  18.82
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.29)    (0.25)    (0.12)    (0.18)    (0.15)
  Net realized and unrealized gains (losses) from investments     (2.87)    (2.89)     7.70      5.11      5.35
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (3.16)    (3.14)     7.58      4.93      5.20
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --        --        --        --        --
  In excess of net investment income                                 --        --        --        --        --
  Net realized gains                                              (0.07)    (4.32)    (4.08)    (2.70)    (2.58)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.07)    (4.32)    (4.08)    (2.70)    (2.58)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  16.48  $  19.71  $  27.17  $  23.67  $  21.44
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (16.06%)  (14.42%)   35.23%    26.96%    29.79%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $268,231  $333,269  $316,729  $147,600  $ 90,930
  Ratio of expenses to average net assets                         1.99%     1.99%     1.99%     1.99%     2.00%
  Ratio of net investment income to average net assets           (1.57%)   (1.60%)   (1.39%)   (1.35%)   (1.35%)
  Ratio of expenses to average net assets*                        2.07%     2.02%     1.99%     1.99%     2.00%
  Portfolio turnover(A)                                          83.02%   127.02%   181.78%   141.46%   158.43%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        93

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                       NOVEMBER 4,
                                         YEAR ENDED JUNE 30,             1997 TO
                               --------------------------------------   JUNE 30,
MID CAP GROWTH FUND CLASS C      2002      2001      2000      1999      1998(A)
--------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                        $  21.36  $  29.09  $  25.04  $  22.42   $  21.47
------------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)     (0.29)    (0.34)    (0.20)    (0.15)     (0.04)
 Net realized and unrealized
   gains (losses) from
   investments                    (3.14)    (3.07)     8.33      5.47       2.77
------------------------------------------------------------------------------------
Total from Investment
 Activities                       (3.43)    (3.41)     8.13      5.32       2.73
------------------------------------------------------------------------------------
Distributions:
 Net realized gains               (0.07)    (4.32)    (4.08)    (2.70)     (1.78)
------------------------------------------------------------------------------------
Total Distributions               (0.07)    (4.32)    (4.08)    (2.70)     (1.78)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD $  17.86  $  21.36  $  29.09  $  25.04   $  22.42
------------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                        (16.08%)  (14.39%)   35.50%    27.57%     14.27%(B)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
   (000)                       $ 56,790  $ 65,123  $ 64,422  $ 16,597   $  1,088
 Ratio of expenses to average
   net assets                     1.99%     1.99%     1.99%     1.99%      2.01%(C)
 Ratio of net investment
   income to average net
   assets                        (1.57%)   (1.60%)   (1.40%)   (1.32%)    (1.31%)(C)
 Ratio of expenses to average
   net assets*                    2.07%     2.02%     1.99%     1.99%      2.01%(C)
 Portfolio turnover(D)           83.02%   127.02%   181.78%   141.46%    158.43%

                                              YEAR ENDED JUNE 30,
                               ------------------------------------------------
MID CAP VALUE FUND CLASS A       2002      2001      2000      1999      1998
--------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                        $  16.80  $  13.48  $  14.93  $  16.93  $  15.68
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)      0.05      0.08      0.09      0.09      0.10
 Net realized and unrealized
   gains (losses) from
   investments                    (0.05)     4.00     (0.15)     0.26      3.99
--------------------------------------------------------------------------------
Total from Investment
 Activities                          --      4.08     (0.06)     0.35      4.09
--------------------------------------------------------------------------------
Distributions:
 Net investment income            (0.05)    (0.08)    (0.09)    (0.09)    (0.10)
 Net realized gains               (1.36)    (0.68)    (1.30)    (2.26)    (2.74)
--------------------------------------------------------------------------------
Total Distributions               (1.41)    (0.76)    (1.39)    (2.35)    (2.84)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD $  15.39  $  16.80  $  13.48  $  14.93  $  16.93
--------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                          0.00%    31.30%     0.05%     3.70%    27.90%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
   (000)                       $178,569  $124,248  $ 88,721  $122,392  $ 29,443
 Ratio of expenses to average
   net assets                     1.22%     1.21%     1.22%     1.21%     1.21%
 Ratio of net investment
   income to average net
   assets                         0.32%     0.51%     0.67%     0.28%     0.60%
 Ratio of expenses to average
   net assets*                    1.33%     1.32%     1.34%     1.31%     1.31%
 Portfolio turnover(D)          101.29%   127.06%   110.43%   115.65%   106.41%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      94

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                              YEAR ENDED JUNE 30,
MID CAP VALUE FUND                                             ------------------------------------------------
CLASS B                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.57  $  13.34  $  14.80  $  16.85  $  15.64
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.06)    (0.01)    (0.01)       --     (0.02)
  Net realized and unrealized gains (losses) from investments     (0.06)     3.92     (0.14)     0.22      3.98
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (0.12)     3.91     (0.15)     0.22      3.96
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --        --     (0.01)    (0.01)    (0.01)
  Net realized gains                                              (1.36)    (0.68)    (1.30)    (2.26)    (2.74)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.36)    (0.68)    (1.31)    (2.27)    (2.75)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  15.09  $  16.57  $  13.34  $  14.80  $  16.85
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (0.77%)   30.26%    (0.61%)    2.76%    26.97%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 73,191  $ 56,715  $ 33,734  $ 41,380  $ 30,094
  Ratio of expenses to average net assets                         1.97%     1.96%     1.97%     1.95%     1.96%
  Ratio of net investment income to average net assets           (0.43%)   (0.24%)   (0.07%)   (0.25%)   (0.15%)
  Ratio of expenses to average net assets*                        1.98%     1.97%     1.99%     1.96%     1.96%
  Portfolio turnover(A)                                         101.29%   127.06%   110.43%   115.65%   106.41%

                                                                                              MARCH 22,
                                                                    YEAR ENDED JUNE 30,        1999 TO
MID CAP VALUE FUND                                             ----------------------------   JUNE 30,
CLASS C                                                          2002      2001      2000      1999(B)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.57  $  13.35  $  14.80  $  13.34
---------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.03)     0.02      0.03        --
  Net realized and unrealized gains (losses) from investments     (0.09)     3.90     (0.15)     1.46
---------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (0.12)     3.92     (0.12)     1.46
---------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --     (0.02)    (0.03)       --
  Net realized gains                                              (1.36)    (0.68)    (1.30)       --
---------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.36)    (0.70)    (1.33)       --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  15.09  $  16.57  $  13.35  $  14.80
---------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (0.77%)   30.32%    (0.40%)   10.98%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 12,349  $  2,807  $    169  $     48
  Ratio of expenses to average net assets                         1.97%     1.96%     1.97%     1.95%(D)
  Ratio of net investment income to average net assets           (0.43%)   (0.33%)   (0.10%)   (0.44%)(D)
  Ratio of expenses to average net assets*                        1.98%     1.97%     2.00%     1.96%(D)
  Portfolio turnover(A)                                         101.29%   127.06%   110.43%   115.65%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

--------------------------------------------------------------------------------
                                        95

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                                                SIX MONTHS        YEAR ENDED
                                                                     YEAR ENDED JUNE 30,          ENDED          DECEMBER 31,
DIVERSIFIED MID CAP FUND                                       ------------------------------    JUNE 30,    ------------------
CLASS A SHARES                                                   2002       2001       2000      1999(A)       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  18.25  $  21.50    $  21.96   $  20.35     $  20.89  $  17.61
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.02)    (0.01)      (0.01)     (0.04)       (0.07)    (0.03)
  Net realized and unrealized gains (losses) from investments     (1.51)     1.31        2.58       1.70         0.92      4.87
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.53)     1.30        2.57       1.66         0.85      4.84
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --        --(B)    (0.02)        --           --        --
  Net realized gains                                              (0.88)    (4.55)      (3.01)     (0.05)       (1.39)    (1.56)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.88)    (4.55)      (3.03)     (0.05)       (1.39)    (1.56)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  15.84  $  18.25    $  21.50   $  21.96     $  20.35  $  20.89
----------------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (8.62%)    5.91%      13.74%      8.21%(C)     4.30%    27.56%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $149,373  $177,665    $217,623   $242,528     $278,279  $234,020
  Ratio of expenses to average net assets                         1.22%     1.18%       1.11%      1.10%(D)     1.15%     1.09%
  Ratio of net investment income to average net assets           (0.10%)   (0.06%)     (0.01%)    (0.30%)(D)   (0.33%)   (0.20%)
  Ratio of expenses to average net assets*                        1.34%     1.32%       1.35%      1.22%(D)     1.15%     1.09%
  Portfolio turnover(E)                                          37.08%    59.45%      70.01%     23.53%       26.89%    37.54%(F)

                                                                                          SIX MONTHS       YEAR ENDED
                                                                  YEAR ENDED JUNE 30,       ENDED         DECEMBER 31,
DIVERSIFIED MID CAP FUND**                                     -------------------------   JUNE 30,    ----------------
CLASS B                                                          2002     2001     2000    1999(A)       1998      1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 17.98  $ 32.40  $ 40.92   $ 38.20     $ 42.32  $ 38.28
--------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                   (0.11)   (0.30)   (0.08)    (0.28)      (0.36)   (0.12)
  Net realized and unrealized gains (losses) from investments    (1.51)    2.21     3.64      3.20        1.80    10.40
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (1.62)    1.91     3.56      2.92        1.44    10.28
--------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                             --       --    (0.04)       --          --       --
  Net realized gains                                             (0.88)  (16.33)  (12.04)    (0.20)      (5.56)   (6.24)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.88)  (16.33)  (12.08)    (0.20)      (5.56)   (6.24)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 15.48  $ 17.98  $ 32.40   $ 40.92     $ 38.20  $ 42.32
--------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (9.28%)   5.05%   13.01%     7.76%(C)    3.79%   27.10%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $14,727  $12,149  $ 6,771   $ 6,283     $ 7,108  $ 3,965
  Ratio of expenses to average net assets                        1.97%    1.93%    1.86%     1.88%(D)    1.90%    1.84%
  Ratio of net investment income to average net assets          (0.84%)  (0.81%)  (0.75%)   (1.08%)(D)  (1.08%)  (0.95%)
  Ratio of expenses to average net assets*                       1.99%    1.96%    2.00%     1.95%(D)    1.90%    1.84%
  Portfolio turnover(E)                                         37.08%   59.45%   70.01%    23.53%      26.89%   37.54%(F)

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
**Pershare numbers prior to November 17, 2000, have been adjusted to reflect a
     4 for 1 reverse stock split.
 (A)Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Mid Cap Opportunity Fund. (B) Amount is less than $0.01. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (F) The portfolio turnover was adjusted for redemptions in-kind. The redemptions in-kind for the Fund was approximately $4 million.

--------------------------------------------------------------------------------
                                      96

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                           MARCH 22,
                                                                  YEAR ENDED JUNE 30,       1999 TO
DIVERSIFIED MID CAP FUND**                                     -------------------------   JUNE 30,
CLASS C                                                          2002     2001     2000     1999(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 17.99  $ 32.36  $ 40.92   $ 35.72
------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                   (0.09)   (0.05)   (0.28)       --
  Net realized and unrealized gains (losses) from investments    (1.53)    2.01     3.80      5.20
------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (1.62)    1.96     3.52      5.20
------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                             --       --    (0.04)       --
  Net realized gains                                             (0.88)  (16.33)  (12.04)       --
------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.88)  (16.33)  (12.08)       --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 15.49  $ 17.99  $ 32.36   $ 40.92
------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (9.27%)   5.24%   12.83%    14.56%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 3,239  $ 1,809  $   109   $    15
  Ratio of expenses to average net assets                        1.97%    1.97%    1.86%     1.88%(C)
  Ratio of net investment income to average net assets          (0.84%)  (0.77%)  (0.72%)   (1.20%)(C)
  Ratio of expenses to average net assets*                       1.99%    1.98%    2.00%     1.99%(C)
  Portfolio turnover(D)                                         37.08%   59.45%   70.01%    23.53%

                                                                              YEAR ENDED JUNE 30,
LARGE CAP GROWTH FUND                                          ------------------------------------------------
CLASS A                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  17.57  $  27.42  $  26.86  $  23.32  $  19.92
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.06)    (0.14)    (0.07)    (0.07)    (0.01)
  Net realized and unrealized gains (losses) from investments     (4.89)    (8.81)     3.97      5.97      6.30
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (4.95)    (8.95)     3.90      5.90      6.29
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --        --        --        --        --
  In excess of net investment income                                 --        --        --        --     (0.01)
  Net realized gains                                                 --     (0.90)    (3.34)    (2.36)    (2.88)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                                  --     (0.90)    (3.34)    (2.36)    (2.89)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  12.62  $  17.57  $  27.42  $  26.86  $  23.32
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (28.17%)  (33.72%)   14.99%    28.43%    35.43%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $247,732  $412,205  $662,088  $447,209  $199,052
  Ratio of expenses to average net assets                         1.22%     1.18%     1.19%     1.21%     1.24%
  Ratio of net investment income to average net assets           (0.37%)   (0.63%)   (0.38%)   (0.43%)   (0.04%)
  Ratio of expenses to average net assets*                        1.42%     1.35%     1.29%     1.31%     1.34%
  Portfolio turnover(D)                                          69.07%    73.36%   123.21%    86.34%   117.34%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
**Pershare numbers prior to November 17, 2000, have been adjusted to reflect a 4 for 1 reverse stock split. (A) Period from commencement of operations.
     (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        97

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                              YEAR ENDED JUNE 30,
LARGE CAP GROWTH FUND                                          ------------------------------------------------
CLASS B                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.60  $  26.14  $  25.92  $  22.73  $  19.61
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.18)    (0.29)    (0.15)    (0.09)    (0.10)
  Net realized and unrealized gains (losses) from investments     (4.59)    (8.35)     3.71      5.64      6.10
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (4.77)    (8.64)     3.56      5.55      6.00
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --        --        --        --        --
  Net realized gains                                                 --     (0.90)    (3.34)    (2.36)    (2.88)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                                  --     (0.90)    (3.34)    (2.36)    (2.88)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  11.83  $  16.60  $  26.14  $  25.92  $  22.73
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (28.73%)  (34.20%)   14.16%    27.54%    34.39%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $386,175  $619,423  $978,576  $617,672  $280,563
  Ratio of expenses to average net assets                         1.97%     1.93%     1.94%     1.96%     1.99%
  Ratio of net investment income to average net assets           (1.13%)   (1.38%)   (1.13%)   (0.98%)   (0.80%)
  Ratio of expenses to average net assets*                        2.07%     2.00%     1.94%     1.94%     1.99%
  Portfolio turnover(A)                                          69.07%    73.36%   123.21%    86.34%   117.34%

                                                                                                      NOVEMBER 4,
                                                                        YEAR ENDED JUNE 30,             1997 TO
LARGE CAP GROWTH FUND                                          -------------------------------------   JUNE 30,
CLASS C                                                          2002      2001      2000      1999     1998(B)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.45  $  25.91  $  25.71  $ 22.57   $  18.98
-------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.17)    (0.30)    (0.10)   (0.04)     (0.06)
  Net realized and unrealized gains (losses) from investments     (4.55)    (8.26)     3.64     5.54       4.99
-------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (4.72)    (8.56)     3.54     5.50       4.93
-------------------------------------------------------------------------------------------------------------------
Distributions:
  Net realized gains                                                 --     (0.90)    (3.34)   (2.36)     (1.34)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  --     (0.90)    (3.34)   (2.36)     (1.34)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  11.73  $  16.45  $  25.91  $ 25.71   $  22.57
-------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (28.69%)  (34.19%)   14.20%   27.52%     27.63%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 22,237  $ 35,685  $ 55,682  $ 8,328   $    492
  Ratio of expenses to average net assets                         1.97%     1.93%     1.95%    1.95%      1.98%(D)
  Ratio of net investment income to average net assets           (1.13%)   (1.38%)   (1.17%)  (0.94%)    (0.87%)(D)
  Ratio of expenses to average net assets                         2.07%     2.00%     1.95%    1.95%      1.98%(D)
  Portfolio turnover(A)                                          69.07%    73.36%   123.21%   86.34%    117.34%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

--------------------------------------------------------------------------------
                                      98

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                              YEAR ENDED JUNE 30,
                                ----------------------------------------------
 LARGE CAP VALUE FUND CLASS A     2002      2001      2000      1999     1998
 --------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                        $  16.28  $  15.61  $  18.24  $ 16.77  $ 14.85
 ------------------------------------------------------------------------------
 Investment Activities:
  Net investment income (loss)      0.06      0.07      0.09     0.14     0.18
  Net realized and unrealized
    gains (losses) from
    investments                    (3.25)     1.07     (1.14)    2.52     2.84
 ------------------------------------------------------------------------------
 Total from Investment
  Activities                       (3.19)     1.14     (1.05)    2.66     3.02
 ------------------------------------------------------------------------------
 Distributions:
  Net investment income            (0.05)    (0.08)    (0.09)   (0.14)   (0.17)
  Net realized gains               (0.17)    (0.39)    (1.49)   (1.05)   (0.93)
 ------------------------------------------------------------------------------
 Total Distributions               (0.22)    (0.47)    (1.58)   (1.19)   (1.10)
 ------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD $  12.87  $  16.28  $  15.61  $ 18.24  $ 16.77
 ------------------------------------------------------------------------------
 Total Return (Excludes Sales
  Charge)                        (19.74%)    7.30%    (6.06%)  17.39%   21.14%

 RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)                       $ 39,546  $ 77,476  $ 45,190  $28,448  $15,699
  Ratio of expenses to average
    net assets                     1.23%     1.21%     1.21%    1.20%    1.20%
  Ratio of net investment
    income to average net
    assets                         0.43%     0.44%     0.56%    0.90%    1.10%
  Ratio of expenses to average
    net assets*                    1.34%     1.31%     1.31%    1.30%    1.30%
  Portfolio turnover(A)          125.65%   127.66%   131.95%   40.69%   47.35%

                                                                             YEAR ENDED JUNE 30,
LARGE CAP VALUE FUND                                           ----------------------------------------------
CLASS B                                                          2002      2001      2000      1999     1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.22  $  15.61  $  18.25  $ 16.84  $ 14.95
--------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.05)    (0.04)    (0.02)    0.03     0.07
  Net realized and unrealized gains (losses) from investments     (3.22)     1.04     (1.12)    2.48     2.84
--------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (3.27)     1.00     (1.14)    2.51     2.91
--------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --        --     (0.01)   (0.05)   (0.09)
  Net realized gains                                              (0.17)    (0.39)    (1.49)   (1.05)   (0.93)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.17)    (0.39)    (1.50)   (1.10)   (1.02)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  12.78  $  16.22  $  15.61  $ 18.25  $ 16.84
--------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (20.32%)    6.42%    (6.56%)  16.30%   20.18%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 23,015  $ 31,222  $ 25,795  $24,877  $17,154
  Ratio of expenses to average net assets                         1.98%     1.96%     1.96%    1.95%    1.95%
  Ratio of net investment income to average net assets           (0.33%)   (0.31%)   (0.18%)   0.15%    0.33%
  Ratio of expenses to average net assets*                        1.99%     1.96%     1.96%    1.95%    1.95%
  Portfolio turnover(A)                                         125.65%   127.66%   131.95%   40.69%   47.35%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        99

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                             MARCH 22,
                                                                    YEAR ENDED JUNE 30,       1999 TO
LARGE CAP VALUE FUND                                           ----------------------------  JUNE 30,
CLASS C                                                          2002      2001      2000     1999(A)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.20  $  15.58  $  18.24   $ 16.96
--------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.04)    (0.03)    (0.01)     0.03
  Net realized and unrealized gains (losses) from investments     (3.23)     1.04     (1.15)     1.28
--------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (3.27)     1.01     (1.16)     1.31
--------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --        --     (0.01)    (0.03)
  Net realized gains                                              (0.17)    (0.39)    (1.49)       --
--------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.17)    (0.39)    (1.50)    (0.03)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  12.76  $  16.20  $  15.58   $ 18.24
--------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (20.35%)    6.50%    (6.63%)    7.74%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $  3,643  $  3,767  $  2,536   $   135
  Ratio of expenses to average net assets                         1.98%     1.96%     1.96%     1.95%(C)
  Ratio of net investment income to average net assets           (0.33%)   (0.31%)   (0.16%)    0.34%(C)
  Ratio of expenses to average net assets                         1.99%     1.96%     1.96%     1.95%(C)
  Portfolio turnover(D)                                         125.65%   127.66%   131.95%    40.69%

                                                                             YEAR ENDED JUNE 30,
EQUITY INCOME FUND                                             ----------------------------------------------
CLASS A                                                          2002     2001     2000      1999      1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 19.36  $ 21.19  $  24.45  $  24.04  $  21.90
--------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    0.20     0.20      0.25      0.27      0.25
  Net realized and unrealized gains (losses) from investments    (2.00)    0.69     (2.31)     2.08      4.37
--------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (1.80)    0.89     (2.06)     2.35      4.62
--------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.20)   (0.20)    (0.26)    (0.26)    (0.25)
  Net realized gains                                             (1.06)   (2.52)    (0.94)    (1.68)    (2.23)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.26)   (2.72)    (1.20)    (1.94)    (2.48)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 16.30  $ 19.36  $  21.19  $  24.45  $  24.04
--------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (9.89%)   4.02%    (8.61%)   10.94%    22.91%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $95,276  $94,379  $102,783  $135,420  $117,682
  Ratio of expenses to average net assets                        1.24%    1.23%     1.16%     1.18%     1.25%
  Ratio of net investment income to average net assets           1.12%    1.00%     1.17%     1.17%     1.15%
  Ratio of expenses to average net assets*                       1.36%    1.35%     1.35%     1.34%     1.35%
  Portfolio turnover(D)                                         17.03%   13.44%    15.82%    16.22%    14.64%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      100

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                              YEAR ENDED JUNE 30,
EQUITY INCOME FUND                                             ------------------------------------------------
CLASS B                                                          2002      2001      2000      1999      1998
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  19.37  $  21.23  $  24.50  $  24.08  $  21.95
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     0.06      0.05      0.09      0.09      0.26
  Net realized and unrealized gains (losses) from investments     (2.00)     0.69     (2.30)     2.10      4.36
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.94)     0.74     (2.21)     2.19      4.62
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.09)    (0.08)    (0.12)    (0.09)    (0.26)
  Net realized gains                                              (1.06)    (2.52)    (0.94)    (1.68)    (2.23)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.15)    (2.60)    (1.06)    (1.77)    (2.49)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  16.28  $  19.37  $  21.23  $  24.50  $  24.08
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (10.57%)    3.27%    (9.22%)   10.18%    21.97%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $105,010  $126,701  $142,259  $197,016  $165,813
  Ratio of expenses to average net assets                         1.99%     1.98%     1.91%     1.93%     1.99%
  Ratio of net investment income to average net assets            0.38%     0.25%     0.43%     0.40%     0.39%
  Ratio of expenses to average net assets*                        2.01%     2.00%     2.00%     1.99%     1.99%
  Portfolio turnover(A)                                          17.03%    13.44%    15.82%    16.22%    14.64%

                                                                                                    NOVEMBER 4,
                                                                       YEAR ENDED JUNE 30,            1997 TO
EQUITY INCOME FUND                                             -----------------------------------   JUNE 30,
CLASS C                                                          2002      2001     2000     1999     1998(B)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  19.36  $ 21.26  $ 24.51  $ 24.08    $ 21.40
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     0.07     0.04     0.09     0.10       0.06
  Net realized and unrealized gains (losses) from investments     (2.00)    0.66    (2.27)    2.11       3.39
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.93)    0.70    (2.18)    2.21       3.45
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.09)   (0.08)   (0.13)   (0.10)     (0.07)
  Net realized gains                                              (1.06)   (2.52)   (0.94)   (1.68)     (0.70)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.15)   (2.60)   (1.07)   (1.78)     (0.77)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  16.28  $ 19.36  $ 21.26  $ 24.51    $ 24.08
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (10.52%)   3.07%   (9.10%)  10.24%     16.57%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $  1,645  $ 1,160  $ 1,215  $   658    $   795
  Ratio of expenses to average net assets                         1.99%    1.98%    1.94%    1.94%      1.98%(D)
  Ratio of net investment income to average net assets            0.34%    0.25%    0.37%    0.36%      0.38%(D)
  Ratio of expenses to average net assets*                        2.01%    2.00%    2.01%    1.99%      1.98%(D)
  Portfolio turnover(A)                                          17.03%   13.44%   15.82%   16.22%     14.64%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

--------------------------------------------------------------------------------
                                       101

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                             YEAR ENDED JUNE 30,
DIVERSIFIED EQUITY FUND                                        -----------------------------------------------
CLASS A                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.91  $  15.00  $  15.16  $  13.50  $ 11.50
---------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     0.02        --        --      0.02     0.05
  Net realized and unrealized gains (losses) from investments     (2.45)    (1.84)     0.72      2.51     3.36
---------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (2.43)    (1.84)     0.72      2.53     3.41
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.02)    (0.01)    (0.01)    (0.03)   (0.05)
  In excess of net investment income                                 --
  Net realized gains                                              (0.04)    (0.24)    (0.87)    (0.84)   (1.36)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.06)    (0.25)    (0.88)    (0.87)   (1.41)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.42  $  12.91  $  15.00  $  15.16  $ 13.50
---------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (18.87%)  (12.52%)    4.97%    20.36%   31.96%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $193,278  $232,969  $298,378  $340,736  $80,500
  Ratio of expenses to average net assets                         1.23%     1.20%     1.20%     1.20%    1.23%
  Ratio of net investment income to average net assets            0.21%     0.01%    (0.05%)    0.10%    0.40%
  Ratio of expenses to average net assets*                        1.34%     1.31%     1.30%     1.30%    1.33%
  Portfolio turnover(A)                                          14.29%    21.92%    37.98%    50.82%   62.37%

                                                                             YEAR ENDED JUNE 30,
DIVERSIFIED EQUITY FUND                                        -----------------------------------------------
CLASS B                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.56  $  14.70  $  14.97  $  13.40  $ 11.47
---------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.06)    (0.11)    (0.10)    (0.07)   (0.02)
  Net realized and unrealized gains (losses) from investments     (2.38)    (1.79)     0.70      2.48     3.31
---------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (2.44)    (1.90)     0.60      2.41     3.29
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --        --        --        --       --
  In excess of net investment income                                 --
  Net realized gains                                              (0.04)    (0.24)    (0.87)    (0.84)   (1.36)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.04)    (0.24)    (0.87)    (0.84)   (1.36)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.08  $  12.56  $  14.70  $  14.97  $ 13.40
---------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (19.49%)  (13.17%)    4.23%    19.52%   30.89%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 39,421  $ 45,451  $ 55,227  $ 52,004  $25,501
  Ratio of expenses to average net assets                         1.98%     1.95%     1.95%     1.96%    1.98%
  Ratio of net investment income to average net assets           (0.54%)   (0.74%)   (0.80%)   (0.80%)  (0.35%)
  Ratio of expenses to average net assets*                        1.99%     1.96%     1.95%     1.96%    1.98%
  Portfolio turnover(A)                                          14.29%    21.92%    37.98%    50.82%   62.37%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      102

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                                     NOVEMBER 4,
                                                                        YEAR ENDED JUNE 30,            1997 TO
DIVERSIFIED EQUITY FUND                                        ------------------------------------   JUNE 30,
CLASS C                                                          2002      2001      2000     1999     1998(A)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.65  $  14.80  $ 15.06  $ 13.47    $ 11.76
------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.06)    (0.07)   (0.08)   (0.03)        --
  Net realized and unrealized gains (losses) from investments     (2.40)    (1.84)    0.69     2.46       2.35
------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (2.46)    (1.91)    0.61     2.43       2.35
------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                              --        --       --       --      (0.01)
  Net realized gains                                              (0.04)    (0.24)   (0.87)   (0.84)     (0.63)
------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.04)    (0.24)   (0.87)   (0.84)     (0.64)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.15  $  12.65  $ 14.80  $ 15.06    $ 13.47
------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (19.51%)  (13.15%)   4.27%   19.57%     20.87%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 14,698  $ 18,450  $16,780  $ 8,058    $ 1,234
  Ratio of expenses to average net assets                         1.98%     1.95%    1.95%    1.96%      1.99%(C)
  Ratio of net investment income to average net assets           (0.54%)   (0.74%)  (0.82%)  (0.57%)    (0.43%)(C)
  Ratio of expenses to average net assets*                        1.99%     1.96%    1.95%    1.96%      1.99%(C)
  Portfolio turnover(D)                                          14.29%    21.92%   37.98%   50.82%     62.37%

                                                                             YEAR ENDED JUNE 30,
BALANCED FUND                                                  ----------------------------------------------
CLASS A                                                          2002      2001      2000      1999     1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.14  $  14.00  $  14.14  $ 13.81  $ 13.00
--------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     0.29      0.31      0.34     0.31     0.36
  Net realized and unrealized gains (losses) from investments     (1.48)    (0.85)     0.40     1.28     2.24
--------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.19)    (0.54)     0.74     1.59     2.60
--------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.29)    (0.32)    (0.35)   (0.31)   (0.36)
  Net realized gains                                                 --        --     (0.53)   (0.95)   (1.43)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.29)    (0.32)    (0.88)   (1.26)   (1.79)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  11.66  $  13.14  $  14.00  $ 14.14  $ 13.81
--------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (9.20%)   (3.92%)    5.48%   12.45%   21.71%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $112,233  $129,984  $135,367  $80,819  $50,456
  Ratio of expenses to average net assets                         1.14%     1.14%     1.13%    1.10%    1.10%
  Ratio of net investment income to average net assets            2.27%     2.31%     2.53%    2.33%    2.77%
  Ratio of expenses to average net assets*                        1.39%     1.36%     1.34%    1.30%    1.38%
  Portfolio turnover(D)                                          24.92%    37.61%    57.08%   85.81%   46.04%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                       103

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                              YEAR ENDED JUNE 30,
BALANCED FUND                                                  ------------------------------------------------
CLASS B                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.20  $  14.06  $  14.20  $  13.87  $  13.04
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     0.19      0.21      0.25      0.21      0.26
  Net realized and unrealized gains (losses) from investments     (1.49)    (0.85)     0.39      1.28      2.26
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.30)    (0.64)     0.64      1.49      2.52
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.19)    (0.22)    (0.25)    (0.21)    (0.26)
  Net realized gains                                                 --        --     (0.53)    (0.95)    (1.43)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.19)    (0.22)    (0.78)    (1.16)    (1.69)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  11.71  $  13.20  $  14.06  $  14.20  $  13.87
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (9.92%)   (4.62%)    4.67%    11.59%    20.95%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $224,235  $275,132  $298,355  $238,490  $114,957
  Ratio of expenses to average net assets                         1.89%     1.89%     1.88%     1.85%     1.85%
  Ratio of net investment income to average net assets            1.52%     1.56%     1.79%     1.58%     2.01%
  Ratio of expenses to average net assets*                        2.04%     2.01%     1.99%     1.95%     2.03%
  Portfolio turnover(A)                                          24.92%    37.61%    57.08%    85.81%    46.04%

                                                                  YEAR ENDED      MAY 30,
                                                                   JUNE 30,       2000 TO
BALANCED FUND                                                  ----------------   JUNE 30,
CLASS C                                                          2002     2001    2000(B)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 13.20  $ 14.06  $ 13.75
-------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    0.19     0.22     0.01
  Net realized and unrealized gains (losses) from investments    (1.48)   (0.86)    0.33
-------------------------------------------------------------------------------------------
Total from Investment Activities                                 (1.29)   (0.64)    0.34
-------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.20)   (0.22)   (0.03)
-------------------------------------------------------------------------------------------
Total Distributions                                              (0.20)   (0.22)   (0.03)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 11.71  $ 13.20  $ 14.06
-------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (9.88%)  (4.58%)   2.44%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 2,853  $ 1,492  $   763
  Ratio of expenses to average net assets                        1.89%    1.89%    1.89%(D)
  Ratio of net investment income to average net assets           1.52%    1.56%    1.25%(D)
  Ratio of expenses to average net assets*                       2.04%    2.00%    2.01%(D)
  Portfolio turnover(A)                                         24.92%   37.61%   57.08%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

--------------------------------------------------------------------------------
                                      104

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                  YEAR ENDED JUNE 30,
EQUITY INDEX FUND                                  ------------------------------------------------
CLASS A                                              2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  27.96  $  33.20  $  31.78  $  27.15  $  21.81
----------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                          0.23      0.20      0.22      0.22      0.26
 Net realized and unrealized gains (losses) from
   investments                                        (5.37)    (5.25)     1.87      5.56      5.97
----------------------------------------------------------------------------------------------------
Total from Investment Activities                      (5.14)    (5.05)     2.09      5.78      6.23
----------------------------------------------------------------------------------------------------
Distributions:
 Net investment income                                (0.22)    (0.19)    (0.22)    (0.23)    (0.26)
 Net realized gains                                      --        --     (0.45)    (0.92)    (0.63)
----------------------------------------------------------------------------------------------------
Total Distributions                                   (0.22)    (0.19)    (0.67)    (1.15)    (0.89)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $  22.60  $  27.96  $  33.20  $  31.78  $  27.15
----------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                (18.46%)  (15.25%)    6.61%    22.22%    29.33%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                 $452,983  $728,675  $903,371  $732,325  $218,518
 Ratio of expenses to average net assets              0.60%     0.60%     0.60%     0.60%     0.60%
 Ratio of net investment income to average net
   assets                                             0.85%     0.64%     0.69%     0.79%     1.11%
 Ratio of expenses to average net assets*             0.95%     0.93%     0.92%     0.92%     0.96%
 Portfolio turnover(A)                                6.68%     9.72%     7.89%     5.37%     4.32%

                                                                  YEAR ENDED JUNE 30,
EQUITY INDEX FUND                                  ------------------------------------------------
CLASS B                                              2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  27.83  $  33.09  $  31.72  $  27.13  $  21.80
----------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                          0.02     (0.04)    (0.01)     0.04      0.10
 Net realized and unrealized gains (losses) from
   investments                                        (5.33)    (5.22)     1.84      5.53      5.97
----------------------------------------------------------------------------------------------------
Total from Investment Activities                      (5.31)    (5.26)     1.83      5.57      6.07
----------------------------------------------------------------------------------------------------
Distributions:
 Net investment income                                (0.02)       --     (0.01)    (0.06)    (0.11)
 Net realized gains                                      --        --     (0.45)    (0.92)    (0.63)
----------------------------------------------------------------------------------------------------
Total Distributions                                   (0.02)       --     (0.46)    (0.98)    (0.74)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $  22.50  $  27.83  $  33.09  $  31.72  $  27.13
----------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                (19.07%)  (15.90%)    5.80%    21.32%    28.47%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                 $415,408  $556,225  $691,700  $534,777  $351,624
 Ratio of expenses to average net assets              1.35%     1.35%     1.35%     1.35%     1.35%
 Ratio of net investment income to average net
   assets                                             0.10%    (0.11%)   (0.06%)    0.12%     0.36%
 Ratio of expenses to average net assets*             1.60%     1.58%     1.57%     1.57%     1.61%
 Portfolio turnover(A)                                6.68%     9.72%     7.89%     5.37%     4.32%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                       105

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                        YEAR ENDED JUNE 30,           NOVEMBER 4, 1997
EQUITY INDEX FUND                                              -------------------------------------    TO JUNE 30,
CLASS C                                                          2002      2001      2000      1999       1998(A)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  27.87  $  33.14  $  31.76  $ 27.14      $ 22.60
----------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     0.03     (0.02)     0.01     0.07         0.07
  Net realized and unrealized gains (losses) from investments     (5.34)    (5.25)     1.84     5.55         4.67
----------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (5.31)    (5.27)     1.85     5.62         4.74
----------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.03)       --     (0.02)   (0.08)       (0.08)
  Net realized gains                                                 --        --     (0.45)   (0.92)       (0.12)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.03)       --     (0.47)   (1.00)       (0.20)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  22.53  $  27.87  $  33.14  $ 31.76      $ 27.14
----------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (19.06%)  (15.90%)    5.84%   21.52%       21.07%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $112,262  $130,295  $133,030  $59,042      $ 3,214
  Ratio of expenses to average net assets                         1.35%     1.35%     1.35%    1.35%        1.35%(C)
  Ratio of net investment income to average net assets            0.10%    (0.11%)   (0.06%)   0.11%        0.27%(C)
  Ratio of expenses to average net assets*                        1.60%     1.58%     1.57%    1.57%        1.60%(C)
  Portfolio turnover(D)                                           6.68%     9.72%     7.89%    5.37%        4.32%

                                                           YEAR ENDED JUNE 30,
MARKET EXPANSION INDEX FUND                             -------------------------  SIX MONTHS ENDED   JULY 31, 1998 TO
CLASS A                                                   2002     2001     2000   JUNE 30, 1999(E) DECEMBER 31, 1998(A)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  8.81  $  9.06  $ 10.63      $ 10.53            $ 10.00
------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                             0.01     0.03     0.05         0.03                 --
  Net realized and unrealized gains (losses) from
   investments                                            (0.19)    0.71     1.14         0.39               0.95
  Capital contributions from Investment Advisor              --       --     0.02           --                 --
------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                          (0.18)    0.74     1.21         0.42               0.95
------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                   (0.01)   (0.03)   (0.05)       (0.03)             (0.01)
  Net realized gains                                      (0.04)   (0.96)   (2.73)       (0.29)             (0.41)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.05)   (0.99)   (2.78)       (0.32)             (0.42)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $  8.58  $  8.81  $  9.06      $ 10.63            $ 10.53
------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                     (2.11%)   8.59%   13.93%        4.39%(B)           9.30%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $11,047  $ 3,808  $ 2,066      $   277            $    30
  Ratio of expenses to average net assets                 0.82%    0.82%    0.82%        0.85%(C)           0.77%(C)
  Ratio of net investment income to average net assets    0.18%    0.34%    0.51%        0.43%(C)           0.47%(C)
  Ratio of expenses to average net assets*                1.23%    1.20%    1.28%        1.42%(C)           1.24%(C)
  Portfolio turnover(D)                                  73.63%   36.68%   64.29%       36.50%             20.18%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (E) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Market Expansion Index Fund.

--------------------------------------------------------------------------------
                                      106

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                          SIX MONTHS     JULY 31,
                                                                  YEAR ENDED JUNE 30,       ENDED        1998 TO
MARKET EXPANSION INDEX FUND                                    -------------------------   JUNE 30,    DECEMBER 31,
CLASS B                                                          2002     2001     2000    1999(A)       1998(B)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  8.86  $  9.15  $ 10.74   $ 10.49       $ 10.00
--------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                   (0.03)   (0.02)   (0.01)     0.02         (0.02)
  Net realized and unrealized gains (losses) from investments    (0.21)    0.69     1.13      0.54          0.92
  Capital contributions from Investment Advisor                     --       --     0.02        --            --
--------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (0.24)    0.67     1.14      0.56          0.90
--------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                             --       --       --     (0.02)           --
  Net realized gains                                             (0.04)   (0.96)   (2.73)    (0.29)        (0.41)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.04)   (0.96)   (2.73)    (0.31)        (0.41)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  8.58  $  8.86  $  9.15   $ 10.74       $ 10.49
--------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (2.75%)   7.68%   13.06%     5.75%(C)      9.85%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $10,368  $ 4,888  $ 2,495   $   309       $    --(D)
  Ratio of expenses to average net assets                        1.57%    1.57%    1.57%     1.60%(E)      1.87%(E)
  Ratio of net investment income to average net assets          (0.56%)  (0.41%)  (0.23%)   (0.34%)(E)    (0.59%)(E)
  Ratio of expenses to average net assets*                       1.89%    1.85%    1.93%     2.13%(E)      2.14%(E)
  Portfolio turnover(F)                                         73.63%   36.68%   64.29%    36.50%        20.18%

                                                                                             MARCH 22,
                                                                   YEAR ENDED JUNE 30,        1999 TO
MARKET EXPANSION INDEX FUND                                    -------------------------     JUNE 30,
CLASS C                                                          2002     2001      2000      1999(B)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  8.66  $  8.96  $ 10.57     $  9.32
--------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                   (0.02)   (0.01)   (0.05)       0.02
  Net realized and unrealized gains (losses) from investments    (0.21)    0.67     1.15        1.25
  Capital contributions from Investment Advisor                     --       --     0.02          --
--------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (0.23)    0.66     1.12        1.27
--------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                             --       --       --(D)    (0.02)
  Net realized gains                                             (0.04)   (0.96)   (2.73)         --
--------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.04)   (0.96)   (2.73)      (0.02)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  8.39  $  8.66  $  8.96     $ 10.57
--------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (2.69%)   7.78%   13.11%      13.64%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 6,431  $ 1,046  $   180     $    18
  Ratio of expenses to average net assets                        1.56%    1.57%    1.57%       1.58%(E)
  Ratio of net investment income to average net assets          (0.56%)  (0.42%)  (0.24%)     (0.33%)(E)
  Ratio of expenses to average net assets*                       1.86%    1.85%    1.93%       2.17%(E)
  Portfolio turnover(F)                                         73.63%   36.68%   64.29%      36.50%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Market Expansion Index Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Amount is less than $1,000. (E) Annualized. (F) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                       107

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                            JULY 28,
                                                               YEAR ENDED   2000 TO
TECHNOLOGY FUND                                                 JUNE 30,    JUNE 30,
CLASS A                                                           2002      2001(A)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   5.89  $  10.00
--------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     (0.06)    (0.08)
  Net realized and unrealized gains (losses) from investments      (2.27)    (4.03)
--------------------------------------------------------------------------------------
Total from Investment Activities                                   (2.33)    (4.11)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $   3.56  $   5.89
--------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (39.56%)  (41.10%)(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                             $ 18,643  $ 33,349
  Ratio of expenses to average net assets                          1.55%     1.53%(C)
  Ratio of net investment income to average net assets            (1.28%)    1.21%(C)
  Ratio of expenses to average net assets*                         2.55%     2.28%(C)
  Portfolio turnover(D)                                           33.74%    76.53%

                                                                            JULY 28,
                                                               YEAR ENDED   2000 TO
TECHNOLOGY FUND                                                 JUNE 30,    JUNE 30,
CLASS B                                                           2002      2001(A)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   5.85  $  10.00
--------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     (0.09)    (0.09)
  Net realized and unrealized gains (losses) from investments      (2.25)    (4.06)
--------------------------------------------------------------------------------------
Total from Investment Activities                                   (2.34)    (4.15)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $   3.51  $   5.85
--------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (40.00%)  (41.50%)(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                             $  6,686  $  9,310
  Ratio of expenses to average net assets                          2.30%     2.28%(C)
  Ratio of net investment income to average net assets            (2.03%)   (1.96%)(C)
  Ratio of expenses to average net assets*                         3.18%     3.04%(C)
  Portfolio turnover(D)                                           33.74%    76.53%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      108

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                            JULY 28,
                                                               YEAR ENDED   2000 TO
TECHNOLOGY FUND                                                 JUNE 30,    JUNE 30,
CLASS C                                                           2002      2001(A)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $   5.86  $  10.00
--------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     (0.10)    (0.09)
  Net realized and unrealized gains (losses) from investments      (2.24)    (4.05)
--------------------------------------------------------------------------------------
Total from Investment Activities                                   (2.34)    (4.14)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $   3.52  $   5.86
--------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (39.93%)  (41.40%)(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                             $    739  $  1,140
  Ratio of expenses to average net assets                          2.30%     2.28%(C)
  Ratio of net investment income to average net assets            (2.03%)   (1.96%)(C)
  Ratio of expenses to average net assets*                         3.20%     3.03%(C)
  Portfolio turnover(D)                                           33.74%    76.53%

                                                                           MARCH 23,
                                                               YEAR ENDED   2000 TO
HEALTH SCIENCES FUND                                            JUNE 30,   JUNE 30,
CLASS A                                                           2002      2001(A)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  11.70   $ 10.00
--------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     (0.07)    (0.02)
  Net realized and unrealized gains (losses) from investments      (2.75)     1.72
--------------------------------------------------------------------------------------
Total from Investment Activities                                   (2.82)     1.70
--------------------------------------------------------------------------------------
Net realized gains                                                 (0.04)       --
--------------------------------------------------------------------------------------
Total distributions                                                (0.04)       --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $   8.84   $ 11.70
--------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (24.19%)   17.00%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                             $  7,705   $ 5,016
  Ratio of expenses to average net assets                          1.60%     1.60%(C)
  Ratio of net investment income to average net assets            (0.88%)   (0.86%)(C)
  Ratio of expenses to average net assets*                         2.48%     6.19%(C)
  Portfolio turnover(D)                                           67.68%     2.34%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued

--------------------------------------------------------------------------------
                                       109

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                           MARCH 23,
                                                               YEAR ENDED   2000 TO
HEALTH SCIENCES FUND                                            JUNE 30,   JUNE 30,
CLASS B                                                           2002      2001(A)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  11.69   $ 10.00
--------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     (0.13)    (0.03)
  Net realized and unrealized gains (losses) from investments      (2.77)     1.72
--------------------------------------------------------------------------------------
Total from Investment Activities                                   (2.90)     1.69
--------------------------------------------------------------------------------------
Distributions:
  Net realized gains                                               (0.04)       --
--------------------------------------------------------------------------------------
Total Distributions                                                (0.04)       --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $   8.75   $ 11.69
--------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (24.90%)   16.90%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                             $  6,635   $ 3,170
  Ratio of expenses to average net assets                          2.35%     2.33%(C)
  Ratio of net investment income to average net assets            (1.63%)   (1.65%)(C)
  Ratio of expenses to average net assets*                         3.10%     7.24%(C)
  Portfolio turnover(D)                                           67.68%     2.34%

                                                                           MARCH 23,
                                                               YEAR ENDED   2000 TO
HEALTH SCIENCES FUND                                            JUNE 30,   JUNE 30,
CLASS C                                                           2002      2001(A)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  11.68   $ 10.00
--------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     (0.17)    (0.04)
  Net realized and unrealized gains (losses) from investments      (2.73)     1.72
--------------------------------------------------------------------------------------
Total from Investment Activities                                   (2.90)     1.68
--------------------------------------------------------------------------------------
Distributions:
  Net realized gains                                               (0.04)       --
--------------------------------------------------------------------------------------
Total Distributions                                                (0.04)       --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $   8.74   $ 11.68
--------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (24.92%)   16.80%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                             $    480   $   452
  Ratio of expenses to average net assets                          2.35%     2.35%(C)
  Ratio of net investment income to average net assets            (1.62%)   (1.60%)(C)
  Ratio of expenses to average net assets*                         3.19%     6.66%(C)
  Portfolio turnover(D)                                           67.68%     2.34%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued

--------------------------------------------------------------------------------
                                      110

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                             YEAR ENDED JUNE 30,
INTERNATIONAL EQUITY INDEX FUND                                -----------------------------------------------
CLASS A                                                          2002      2001       2000      1999     1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.08  $  21.66  $ 18.68    $ 17.99  $ 16.92
---------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     0.10      0.25     0.11       0.29     0.19
  Net realized and unrealized gains (losses) from investments     (2.00)    (5.65)    3.16       1.60     1.31
---------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.90)    (5.40)    3.27       1.89     1.50
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.10)    (0.13)      --(A)   (0.35)      --
  Net realized gains                                                 --     (0.05)   (0.29)     (0.85)   (0.43)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.10)    (0.18)   (0.29)     (1.20)   (0.43)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  14.08  $  16.08  $ 21.66    $ 18.68  $ 17.99
---------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (11.79%)  (25.05%)  17.58%     11.21%    9.34%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 30,981  $ 30,002  $67,967    $55,691  $24,060
  Ratio of expenses to average net assets                         1.12%     1.08%    1.11%      1.10%    1.13%
  Ratio of net investment income to average net assets            0.54%     0.80%    0.51%      1.06%    1.11%
  Ratio of expenses to average net assets*                        1.22%     1.20%    1.21%      1.20%    1.23%
  Portfolio turnover(B)                                          13.60%     6.75%   13.85%     33.99%    9.90%

                                                                            YEAR ENDED JUNE 30,
INTERNATIONAL EQUITY INDEX FUND                                ---------------------------------------------
CLASS B                                                          2002      2001      2000     1999     1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.32  $  20.63  $ 17.89  $ 17.33  $ 16.44
-------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.02)    (0.06)    0.04     0.10     0.08
  Net realized and unrealized gains (losses) from investments     (1.88)    (5.20)    2.99     1.55     1.24
-------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.90)    (5.26)    3.03     1.65     1.32
-------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.05)       --       --    (0.24)      --
  Net realized gains                                                 --     (0.05)   (0.29)   (0.85)   (0.43)
-------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.05)    (0.05)   (0.29)   (1.09)   (0.43)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  13.37  $  15.32  $ 20.63  $ 17.89  $ 17.33
-------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (12.39%)  (25.54%)  16.99%   10.15%    8.48%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 12,006  $ 15,934  $29,007  $18,489  $13,307
  Ratio of expenses to average net assets                         1.87%     1.83%    1.86%    1.83%    1.88%
  Ratio of net investment income to average net assets           (0.23%)    0.10%   (0.25%)   0.10%    0.26%
  Ratio of expenses to average net assets*                        1.87%     1.85%    1.86%    1.83%    1.88%
  Portfolio turnover(B)                                          13.60%     6.75%   13.85%   33.99%    9.90%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Amount is less than $0.01. (B) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                       111

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                                     NOVEMBER 4,
                                                                        YEAR ENDED JUNE 30,            1997 TO
INTERNATIONAL EQUITY INDEX FUND                                ------------------------------------   JUNE 30,
CLASS C                                                          2002      2001      2000     1999     1998(A)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.87  $  21.39  $ 18.55  $ 17.91    $ 15.70
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.01)     0.03    (0.01)    0.30       0.06
  Net realized and unrealized gains (losses) from investments     (1.96)    (5.47)    3.14     1.51       2.45
-----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.97)    (5.44)    3.13     1.81       2.51
-----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.05)    (0.03)      --    (0.32)        --
  Net realized gains                                                 --     (0.05)   (0.29)   (0.85)     (0.30)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.05)    (0.08)   (0.29)   (1.17)     (0.30)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  13.85  $  15.87  $ 21.39  $ 18.55    $ 17.91
-----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (12.43%)  (25.50%)  16.92%   10.78%     16.34%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $  8,502  $  9,908  $11,442  $ 2,339    $   119
  Ratio of expenses to average net assets                         1.87%     1.83%    1.86%    1.86%      1.87%(C)
  Ratio of net investment income to average net assets           (0.21%)    0.21%   (0.17%)   0.73%      2.88%(C)
  Ratio of expenses to average net assets                         1.87%     1.85%    2.06%    1.86%      1.87%(D)
  Portfolio turnover(D)                                          13.60%     6.75%   13.85%   33.99%      9.90%

                                                                                            SIX MONTHS     YEAR ENDED
                                                                   YEAR ENDED JUNE 30,        ENDED       DECEMBER 31,
DIVERSIFIED INTERNATIONAL FUND                                 ---------------------------   JUNE 30,   ----------------
CLASS A                                                          2002      2001      2001    1999(E)        1998     1997
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.11  $  17.90  $ 15.08   $ 13.89    $ 12.11  $ 11.77
-------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.04)     0.12     0.05      0.08       0.11     0.07
  Net realized and unrealized gains (losses) from investments     (1.13)    (4.57)    3.07      1.11       1.84     0.36
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.17)    (4.45)    3.12      1.19       1.95     0.43
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.11)    (0.04)   (0.12)       --      (0.13)   (0.09)
  In excess of net investment income                                 --        --       --        --      (0.04)      --
  Net realized gains                                                 --     (0.30)   (0.18)       --         --       --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.11)    (0.34)   (0.30)       --      (0.17)   (0.09)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  11.83  $  13.11  $ 17.90   $ 15.08    $ 13.89  $ 12.11
-------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (8.96%)  (25.25%)  20.66%     8.57%(B)  16.12%    3.69%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 29,414  $ 34,840  $35,605   $34,900    $44,232  $26,703
  Ratio of expenses to average net assets                         1.30%     1.30%    1.30%     1.29%(C)   1.34%    1.35%
  Ratio of net investment income to average net assets            0.42%     0.90%    0.29%     1.25%(C)   0.79%    0.80%
  Ratio of expenses to average net assets*                        1.46%     1.42%    1.43%     1.37%(C)   1.34%    1.35%
  Portfolio turnover(D)                                         266.10%    29.92%   17.05%     2.96%      8.50%    3.56%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (E) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus International Equity Fund.

--------------------------------------------------------------------------------
                                      112

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                                         YEAR ENDED
                                                            YEAR ENDED JUNE 30,                         DECEMBER 31,
DIVERSIFIED INTERNATIONAL FUND                          ---------------------------  SIX MONTHS ENDED ---------------
CLASS B                                                   2002      2001      2000   JUNE 30, 1999(A)   1998    1997
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  12.07  $  16.60  $ 14.08       $13.01      $ 11.37  $11.08
----------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                             (0.14)     0.06     0.07         0.03         0.01    0.01
  Net realized and unrealized gains (losses) from
   investments                                             (1.02)    (4.29)    2.71         1.04         1.74    0.34
----------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                           (1.16)    (4.23)    2.78         1.07         1.75    0.35
----------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                    (0.07)       --    (0.08)          --        (0.08)  (0.06)
  In excess of net investment income                          --        --       --           --        (0.03)     --
  Net realized gains                                          --     (0.30)   (0.18)          --           --      --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.07)    (0.30)   (0.26)          --        (0.11)  (0.06)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            10.84%  $  12.07  $ 16.60       $14.08      $ 13.01  $11.37
----------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                      (9.65%)  (25.88%)  19.77%        8.22%(C)    15.43%   2.90%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $  6,670  $  9,175  $ 7,269       $2,478      $ 2,545  $1,763
  Ratio of expenses to average net assets                  2.05%     2.05%    2.05%        2.05%(D)     2.09%   2.10%
  Ratio of net investment income to average net assets    (0.33%)    0.19%   (0.21%)       0.57%(D)     0.04%   0.05%
  Ratio of expenses to average net assets*                 2.11%     2.07%    2.08%        2.08%(D)     2.09%   2.10%
  Portfolio turnover(E)                                  266.10%    29.92%   17.05%        2.96%        8.50%   3.56%


                                                                                            MARCH 22,
                                                                   YEAR ENDED JUNE 30,       1999 TO
DIVERSIFIED INTERNATIONAL FUND                                 ---------------------------  JUNE 30,
CLASS C                                                          2002      2001      2000    1999(B)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.05  $  16.57  $ 14.08   $13.47
------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.15)     0.02     0.11       --
  Net realized and unrealized gains (losses) from investments     (1.02)    (4.24)    2.67     0.61
------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.17)    (4.22)    2.78     0.61
------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.06)       --    (0.11)      --
  Net realized gains                                                 --     (0.30)   (0.18)      --
------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.06)    (0.30)   (0.29)      --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.82  $  12.05  $ 16.57   $14.08
------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (9.69%)  (25.87%)  19.76%    4.53%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $    543  $    844  $   729   $    5
  Ratio of expenses to average net assets                         2.05%     2.05%    2.06%    2.00%(D)
  Ratio of net investment income to average net assets           (0.35%)    0.14%    0.30%    1.58%(D)
  Ratio of expenses to average net assets*                        2.11%     2.07%    2.09%    2.00%(D)
  Portfolio turnover(E)                                         266.10%    29.92%   17.05%    2.96%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus International Equity Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.
 (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                       113

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Appendix A

--------------------------------------------------------------------------------
Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

------------------------------------------------

                                   FUND NAME FUND CODE
------------------------------------------------------
          One Group(R) Small Cap Growth Fund     1
------------------------------------------------------
           One Group(R) Small Cap Value Fund     2
------------------------------------------------------
            One Group(R) Mid Cap Growth Fund     3
------------------------------------------------------
             One Group(R) Mid Cap Value Fund     4
------------------------------------------------------
       One Group(R) Diversified Mid Cap Fund     5
------------------------------------------------------
          One Group(R) Large Cap Growth Fund     6
------------------------------------------------------
           One Group(R) Large Cap Value Fund     7
------------------------------------------------------
             One Group(R) Equity Income Fund     8
------------------------------------------------------
        One Group(R) Diversified Equity Fund     9
------------------------------------------------------
                  One Group(R) Balanced Fund    10
------------------------------------------------------
              One Group(R) Equity Index Fund    11
------------------------------------------------------
    One Group(R) Market Expansion Index Fund    12
------------------------------------------------------
           One Group(R) Health Sciences Fund    13
------------------------------------------------------
                One Group(R) Technology Fund    14
------------------------------------------------------
One Group(R) International Equity Index Fund    15
------------------------------------------------------
 One Group(R) Diversified International Fund    16
------------------------------------------------------


                                                              Fund Risk
Instrument                                                    Code Type
-----------------------------------------------------------------

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and    1-16 Market
CUBES.
----------------------------------------------------------------------------

Treasury Receipts: TRs, TIGRs and CATS.                       1-16 Market
----------------------------------------------------------------------------

U.S. Government Agency Securities: Securities issued by       1-16 Market
agencies and instrumentalities of the U.S. government. These       Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.
----------------------------------------------------------------------------

Certificates of Deposit: Negotiable instruments with a stated 1-16 Market
maturity.                                                          Credit
                                                                   Liquidity
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      114

                                                                Fund Risk
Instrument                                                      Code Type
-----------------------------------------------------------------

Time Deposits: Non-negotiable receipts issued by a bank         1-16 Liquidity
in exchange for the deposit of funds.                                Credit
                                                                     Market
-------------------------------------------------------------------------------

Common Stock: Shares of ownership of a company.                 1-16 Market
-------------------------------------------------------------------------------

Repurchase Agreements: The purchase of a security and           1-16 Credit
the simultaneous commitment to return the security to                Market
the seller at an agreed upon price on an agreed upon date.           Liquidity
This is treated as a loan.
-------------------------------------------------------------------------------

Reverse Repurchase Agreements: The sale of a security and       1-16 Market
the simultaneous commitment to buy the security back                 Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
-------------------------------------------------------------------------------

Securities Lending: The lending of up to 33 1/3% of the         1-16 Credit
Fund's total assets. In return, the Fund will receive cash,          Market
other securities and/or letters of credit as collateral.             Leverage
-------------------------------------------------------------------------------

When-Issued Securities and Forward Commitments:                 1-16 Market
Purchase or contract to purchase securities at a fixed price         Leverage
for delivery at a future date.                                       Liquidity
                                                                     Credit
-------------------------------------------------------------------------------

Investment Company Securities: Shares of other mutual           1-16 Market
funds, including One Group money market funds and
shares of other money market funds for which Banc One
Investment Advisors or its affiliates serve as investment
advisor or administrator. Banc One Investment Advisors
will waive certain fees when investing in funds for which
it serves as investment advisor, to the extent required by
law.
-------------------------------------------------------------------------------

Convertible Securities: Bonds or preferred stock that can       1-16 Market
convert to common stock.                                             Credit
-------------------------------------------------------------------------------

Call and Put Options: A call option gives the buyer the         1-16 Management
right to buy, and obligates the seller of the option to sell,        Liquidity
a security at a specified price at a future date. A put              Credit
option gives the buyer the right to sell, and obligates the          Market
seller of the option to buy, a security at a specified price at      Leverage
a future date. The Funds will sell only covered call and
secured put options.
-------------------------------------------------------------------------------

Futures and Related Options: A contract providing for the       1-16 Management
future sale and purchase of a specified amount of a                  Market
specified security, class of securities, or an index at a            Credit
specified time in the future and at a specified price.               Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       115

                                                            Fund       Risk
Instrument                                                  Code       Type
-----------------------------------------------------------------

Real Estate Investment Trusts ("REITs"): Pooled investment  1-16       Liquidity
vehicles that invest primarily in income producing real                Management
estate or real estate related loans or interest.                       Market
                                                                       Regulatory
                                                                       Tax
                                                                       Prepayment
---------------------------------------------------------------------------------

Bankers' Acceptances: Bills of exchange or time drafts      1-16       Credit
drawn on and accepted by a commercial bank. Maturities                 Liquidity
are generally six months or less.                                      Market
---------------------------------------------------------------------------------

Commercial Paper: Secured and unsecured short-term          1-16       Credit
promissory notes issued by corporations and other                      Liquidity
entities. Maturities generally vary from a few days to                 Market
nine months.
---------------------------------------------------------------------------------

Foreign Securities: Securities issued by foreign companies, 1-16       Market
as well as commercial paper of foreign issuers and                     Political
obligations of foreign banks, overseas branches of U.S.                Liquidity
banks and supranational entities. Includes American                    Foreign
Depositary Receipts, Global Depositary Receipts,                       Investment
European Depositary Receipts and American Depositary
Securities.
---------------------------------------------------------------------------------

Restricted Securities: Securities not registered under the  1-16       Liquidity
Securities Act of 1933, such as privately placed                       Market
commercial paper and Rule 144A securities.
---------------------------------------------------------------------------------

Variable and Floating Rate Instruments: Obligations with    1-16       Credit
interest rates which are reset daily, weekly, quarterly or             Liquidity
some other period and which may be payable to the                      Market
Fund on demand.
---------------------------------------------------------------------------------

Rights and Warrants: Securities, typically issued with      1, 2, 5-7, Market
preferred stock or bonds, that give the holder the right to 9-16       Credit
buy a proportionate amount of common stock at a
specified price.
---------------------------------------------------------------------------------

Preferred Stock: A class of stock that generally pays a     1-16       Market
dividend at a specified rate and has preference over
common stock in the payment of dividends and in
liquidation.
---------------------------------------------------------------------------------

Mortgage-Backed Securities: Debt obligations secured by     2, 5, 10,  Prepayment
real estate loans and pools of loans. These include         14, 16     Market
collateralized mortgage obligations ("CMOs") and Real                  Credit
Estate Mortgage Investment Conduits ("REMICs").                        Regulatory
---------------------------------------------------------------------------------

Corporate Debt Securities: Corporate bonds and non-         6, 10, 13, Market
convertible debt securities.                                14         Credit
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      116

                                                            Fund       Risk
Instrument                                                  Code       Type
-----------------------------------------------------------------

Demand Features: Securities that are subject to puts and    10         Market
standby commitments to purchase the securities at a                    Liquidity
fixed price (usually with accrued interest) within a fixed             Management
period of time following demand by a Fund.
---------------------------------------------------------------------------------

Asset-Backed Securities: Securities secured by company      2, 5, 10,  Prepayment
receivables, home equity loans, truck and auto loans,       16         Market
leases, credit card receivables and other securities backed            Credit
by other types of receivables or other assets.                         Regulatory
---------------------------------------------------------------------------------

Mortgage Dollar Rolls: A transaction in which a Fund sells  2, 5, 10,  Prepayment
securities for delivery in a current month and              16         Market
simultaneously contracts with the same party to                        Regulatory
repurchase similar but not identical securities on a
specified future date.
---------------------------------------------------------------------------------

Adjustable Rate Mortgage Loans ("ARMs"): Loans in a         10         Prepayment
mortgage pool that provide for a fixed initial mortgage                Market
interest rate for a specified period of time, after which              Credit
the rate may be subject to periodic adjustments.                       Regulatory
---------------------------------------------------------------------------------

Swaps, Caps and Floors: A Fund may enter into these         1-16       Management
transactions to manage its exposure to changing interest               Credit
rates and other factors. Swaps involve an exchange of                  Liquidity
obligations by two parties. Caps and floors entitle a                  Market
purchaser to a principal amount from the seller of the cap
or floor to the extent that a specified index exceeds or
falls below a predetermined interest rate or amount.
---------------------------------------------------------------------------------

New Financial Products: New options and futures             1-16       Management
contracts and other financial products continue to be                  Credit
developed and the Funds may invest in such options,                    Market
contracts and products.                                                Liquidity
---------------------------------------------------------------------------------

Structured Instruments: Debt securities issued by           1-10, 12,  Market
agencies and instrumentalities of the U.S. government,      13, 15, 16 Liquidity
banks, municipalities, corporations and other businesses               Management
whose interest and/or principal payments are indexed to                Credit
foreign currency exchange rates, interest rates, or one or             Foreign
more other referenced indices.                                         Investment
---------------------------------------------------------------------------------

Municipal Bonds: Securities issued by a state or political  10         Market
subdivision to obtain funds for various public purposes.               Credit
Municipal bonds include private activity bonds and                     Political
industrial development bonds, as well as General                       Tax
Obligation Notes, Tax Anticipation Notes, Bond                         Regulatory
Anticipation Notes, Revenue Anticipation Notes, Project
Notes, other short-term tax-exempt obligations,
municipal leases and obligations of municipal housing
authorities and single family revenue bonds.
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       117

                                                           Fund      Risk
Instrument                                                 Code      Type
-----------------------------------------------------------------

Obligations of Supranational Agencies: Obligations of      2, 5, 10, Credit
supranational agencies which are chartered to promote      13, 15,   Foreign
economic development and are supported by various          16        Investment
governments and governmental agencies.
--------------------------------------------------------------------------------

Currency Futures and Related Options: The Funds may        15, 16    Management
engage in transactions in financial futures and related              Liquidity
options, which are generally described above. The Funds              Credit
will enter into these transactions in foreign currencies             Market
for hedging purposes only.                                           Political
                                                                     Leverage
                                                                     Foreign
                                                                     Investment
--------------------------------------------------------------------------------

Forward Foreign Exchange Transactions: Contractual         15, 16    Management
agreement to purchase or sell one specified currency for             Liquidity
another currency at a specified future date and price.               Credit
The Funds will enter into forward foreign exchange                   Market
transactions for hedging purposes only.                              Political
                                                                     Leverage
                                                                     Foreign
                                                                     Investment
--------------------------------------------------------------------------------

Exchange-Traded Funds: Ownership in unit investment        1-16      Market
trusts, depositary receipts, and other pooled investment
vehicles that hold a portfolio of securities or stocks
designed to track the price performance and dividend
yield of a particular broad based, sector or international
index. Exchange-traded funds or ETFs include a wide
range of investments such as iShares, Standard and
Poor's Depository Receipts ("SPDRs"), and NASDAQ 100's.
The Equity Index Fund invests only in SPDRs and other
ETFs that track the S&P 500.
--------------------------------------------------------------------------------

Zero Coupon Debt Securities: Bonds and other debt that     2, 5, 10, Credit
pay no interest, but are issued at a discount from their   16        Market
value at maturity. When held to maturity, their entire               Zero Coupon
return equals the difference between their issue price
and their maturity value.
--------------------------------------------------------------------------------

Zero-Fixed-Coupon Debt Securities: Zero coupon debt        10        Credit
securities that convert on a specified date to interest              Market
bearing debt securities.                                             Zero Coupon
--------------------------------------------------------------------------------

Stripped Mortgage-Backed Securities: Derivative multi-     10        Prepayment
class mortgage securities usually structured with two                Market
classes of shares that receive different proportions of              Credit
the interest and principal from a pool of mortgage-                  Regulatory
backed obligations. These include IOs and POs.
--------------------------------------------------------------------------------

Inverse Floating Rate Instruments: Floating rate debt      10        Market
instruments with interest rates that reset in the                    Leverage
opposite direction from the market rate of interest to               Credit
which the inverse floater is indexed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      118

                                                            Fund Risk
Instrument                                                  Code Type
-----------------------------------------------------------------

Loan Participations and Assignments: Participations in, or   10  Credit
assignments of all or a portion of loans to corporations or      Political
to governments, including governments of less developed          Liquidity
countries ("LDCs").                                              Foreign
                                                                 Investment
                                                                 Market
---------------------------------------------------------------------------

Fixed Rate Mortgage Loans: Investment in fixed rate          10  Credit
mortgage loans or mortgage pools which bear simple               Prepayment
interest at fixed annual rates and have short- to long-term      Regulatory
final maturities.                                                Market
---------------------------------------------------------------------------

Short-Term Funding Agreements: Funding agreements            10  Credit
issued by banks and highly rated U.S. insurance companies        Liquidity
such as Guaranteed Investment Contracts ("GICs") and             Market
Bank Investment Contracts ("BICs").
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Risk

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

.. Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

.. Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

.. Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may

--------------------------------------------------------------------------------
                                       119
  have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

.. Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

.. Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

.. Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

.. Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

.. Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premium) paid for securities with higher interest rates), resulting in an unexpected capital loss.

.. Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

.. Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws

--------------------------------------------------------------------------------
                                      120
  include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

.. Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

--------------------------------------------------------------------------------
                                       121

--------------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

ONE GROUP(R) MUTUAL FUNDS
1111 POLARIS PARKWAY
COLUMBUS, OHIO 43271-1235

   OR VISITING

WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-120 (11/02)
[LOGO] ONE GROUP/R/
Mutual Funds

[LOGO] ONE GROUP/R/
Mutual Funds

FOR INSTITUTIONAL CLIENTS

EQUITY FUNDS

                 PROSPECTUS
                 Class I Shares
                 November 1, 2002


                 One Group(R) Small Cap Growth Fund
                 One Group(R) Small Cap Value Fund
                 One Group(R) Mid Cap Growth Fund
                 One Group(R) Mid Cap Value Fund
                 One Group(R) Diversified Mid Cap Fund
                 One Group(R) Large Cap Growth Fund
                 One Group(R) Large Cap Value Fund
                 One Group(R) Equity Income Fund
                 One Group(R) Diversified Equity Fund
                 One Group(R) Balanced Fund
                 One Group(R) Equity Index Fund
                 One Group(R) Market Expansion Index Fund
                 One Group(R) Health Sciences Fund
                 One Group(R) Technology Fund
                 One Group(R) International Equity Index Fund
                 One Group(R) Diversified International Fund

                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

               --------

TABLE OF
   CONTENTS


FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
                One Group Small Cap Growth Fund   1
                                                -----
                 One Group Small Cap Value Fund   5
                                                -----
                  One Group Mid Cap Growth Fund   10
                                                -----
                   One Group Mid Cap Value Fund   14
                                                -----
             One Group Diversified Mid Cap Fund   18
                                                -----
                One Group Large Cap Growth Fund   22
                                                -----
                 One Group Large Cap Value Fund   26
                                                -----
                   One Group Equity Income Fund   30
                                                -----
              One Group Diversified Equity Fund   35
                                                -----
                        One Group Balanced Fund   39
                                                -----
                    One Group Equity Index Fund   44
                                                -----
          One Group Market Expansion Index Fund   48
                                                -----
                 One Group Health Sciences Fund   52
                                                -----
                      One Group Technology Fund   55
                                                -----
      One Group International Equity Index Fund   59
                                                -----
       One Group Diversified International Fund   64
                                                -----



           MORE ABOUT THE FUNDS
Principal Investment Strategies   69
                                -----
               Investment Risks   74
                                -----
  Temporary Defensive Positions   76
                                -----
             Portfolio Turnover   78
                                -----



HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares   79
                                               -----
                        Exchanging Fund Shares   82
                                               -----
                         Redeeming Fund Shares   83
                                               -----



PRIVACY POLICY   86
               -----



      SHAREHOLDER INFORMATION
                Voting Rights   88
                              -----
            Dividend Policies   88
                              -----
Tax Treatment of Shareholders   89
                              -----
       Shareholder Statements
                  and Reports   90
                              -----



MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   91
                                     -----
                   The Fund Managers   92
                                     -----



            FINANCIAL HIGHLIGHTS   93
                                 -----
APPENDIX A: INVESTMENT PRACTICES   102
                                 -----


  ONE GROUP (R)      Small Cap Growth Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in common stock, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. For more information about the Small Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. The Fund's primary investment strategy is to invest in smaller, growth companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Small Cap Growth Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   ----    -----   -----   -----
16.42%  7.85%   -7.73%  22.06%  15.70%  28.78%  -4.04%  26.57%  8.44%   -6.35%

/1/For the period from January 1, 2002, through September 30, 2002 , the Fund's total return was -23.80%. The above-quoted performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996. Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.

--------------------------------------------------------------------------------
Best Quarter:  21.57%  3Q1997      Worst Quarter:  -22.13%  3Q1998
--------------------------------------------------------------------------------

  FUND SUMMARY       Small Cap Growth Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                 INCEPTION                              PERFORMANCE
                               DATE OF CLASS    1 YEAR 5 YEARS 10 YEARS SINCE 7/1/91
     -------------------------------------------------------------------------------
     Class I                      3/26/96
     -------------------------------------------------------------------------------
     Return Before Taxes                        -6.35%  9.69%   10.02%     12.69%
     -------------------------------------------------------------------------------
     Return After Taxes on Distributions        -6.35%  7.32%    6.36%      9.10%
     -------------------------------------------------------------------------------
     Return After Taxes on Distributions and
      Sale of Fund Shares                       -3.87%  7.27%    6.16%      8.61%
     -------------------------------------------------------------------------------
     S&P SmallCap 600 Index/2/
     (no deduction for fees, expenses or taxes)  6.54% 10.66%   13.61%     14.67%
     -------------------------------------------------------------------------------
     S&P SmallCap 600/BARRA Growth Index/3/
     (no deduction for fees, expenses or taxes) -1.18%  7.05%        *          *
     -------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
   Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996. Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.
/2/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The S&P SmallCap 600/BARRA Growth Index is an unmanaged index generally representative of the performance of small-capitalization domestic stocks with higher price-to-book ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Small Cap Growth Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees/1/                    .74%
             -----------------------------------------------------
              Other Expenses                                 .32%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses          1.06%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/2/    (.01%)
             -----------------------------------------------------
              Net Expenses                                  1.05%
             -----------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/2/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to 1.05% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $107     $336    $584    $1,293
                       ----------------------------------

/1/Without contractual fee waivers, 1 year expenses would be $108.

  ONE GROUP (R)      Small Cap Value Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position,normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value. For more information about the Small Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A REIT?
A REIT or a real estate investment trust is a pooled investment vehicle which invests in income-producing real estate or real estate loans. REITs are classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rent. Mortgage REITs invest in mortgages and obtain income from collecting interest payments on the mortgages. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests)

  FUND SUMMARY       Small Cap Value Fund


may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. The Fund's primary investment strategy is to invest in smaller, growth companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Real Estate Securities. The Fund's investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.

REIT Risk. In addition to the risks facing real estate securities, the Fund's investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Small Cap Value Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   ----    -----   -----   -----
17.00%  12.29%  -5.04%  25.33%  25.63%  30.57%  -4.09%  -11.85% 29.94%  26.46%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -16.35%. The above quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund for the period before the consolidation with One Group Small Cap Value Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Small Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  21.34%  4Q2001      Worst Quarter:  -24.07%  3Q1998
--------------------------------------------------------------------------------

  FUND SUMMARY       Small Cap Value Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                INCEPTION                               PERFORMANCE
                              DATE OF CLASS    1 YEAR 5 YEARS 10 YEARS SINCE 6/30/72
    --------------------------------------------------------------------------------
    Class I                      1/27/95
    --------------------------------------------------------------------------------
    Return Before Taxes                        26.46% 12.65%   13.55%     10.45%
    --------------------------------------------------------------------------------
    Return After Taxes on Distributions        24.06% 11.20%   12.35%     10.05%
    --------------------------------------------------------------------------------
    Return After Taxes on Distributions and
     Sale of Fund Shares                       16.83%  9.90%   11.14%      9.43%
    --------------------------------------------------------------------------------
    Russell 2000 Value Index/2/
    (no deduction for fees, expenses or taxes) 14.02% 11.21%   15.11%       *
    --------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund prior to the consolidation with the One Group Small Cap Value Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Small Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Russell 2000 Value Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of these expenses.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Small Cap Value Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted from Fund assets)      CLASS I
----------------------------------------------------------
Investment Advisory Fees/1/                          .74%
----------------------------------------------------------
Other Expenses                                       .27%
----------------------------------------------------------
Total Annual Fund Operating Expenses                1.01%
----------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/         (0.01%)
----------------------------------------------------------
Net Expenses                                        1.00%
----------------------------------------------------------

/1/ The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/2/ Banc One Investments Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total operating expenses to 1.00% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
----------------------------------
  $102     $321    $557    $1,235
----------------------------------

/1/ Without contractual fee waivers, 1 year expenses would be $103.

  ONE GROUP (R)      Mid Cap Growth Fund



FUND SUMMARY: INVESTMENT, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations of $500 million to $10 billion at the time of investment. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries. For more information about the Mid Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Mid Cap Growth Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]



1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
-----   -----   -----   -----   -----   -----   -----    -----  -----   ------
9.54%   12.73%  -3.72%  27.87%  20.29%  30.08%  37.34%  29.11%  5.90%   -10.72%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -23.75%.

--------------------------------------------------------------------------------
Best Quarter:  39.91%  4Q1998      Worst Quarter:  -21.01%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Mid Cap Growth Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                               INCEPTION                                   PERFORMANCE
                             DATE OF CLASS        1 YEAR  5 YEARS 10 YEARS SINCE 3/2/89
          -----------------------------------------------------------------------------
          Class I               3/2/89
          -----------------------------------------------------------------------------
          Return Before Taxes                     -10.72% 16.87%   14.84%     16.34%
          -----------------------------------------------------------------------------
          Return After Taxes on Distributions     -10.78% 13.33%   11.19%     13.13%
          -----------------------------------------------------------------------------
          Return After Taxes on Distributions and
           Sale of Fund Shares                     -6.47% 12.91%   10.90%     12.68%
          -----------------------------------------------------------------------------
          S&P MidCap 400 Index/1/
          (no deduction for fees, expenses or taxes)  -0.60% 16.11%   15.02%     16.75%
          -----------------------------------------------------------------------------
          S&P MidCap 400/BARRA Growth Index/2/
          (no deduction for fees, expenses or taxes)  -7.97% 17.82%   14.49%       *
          -----------------------------------------------------------------------------

/1/The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The S&P MidCap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P MidCap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400 Index to the S&P MidCap 400/BARRA Growth Index in order to better represent the investment policies for comparison purposes.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Mid Cap Growth Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted from Fund assets)      CLASS I
----------------------------------------------------------
Investment Advisory Fees/1/                          .73%
----------------------------------------------------------
Other Expenses                                       .34%
----------------------------------------------------------
Total Annual Fund Operating Expenses                1.07%
----------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/          (.08%)
----------------------------------------------------------
Net Expenses                                         .99%
----------------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/2/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .99% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them for the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
----------------------------------
  $101     $332    $582    $1,298
----------------------------------

/1/Without contractual fee waivers, 1 year expenses would be $109.

  ONE GROUP (R)      Mid Cap Value Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $10 billion at the time of investment. In choosing investments, the Fund considers the issuer's soundness and earnings prospects. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors looks at anticipated changes that may positively impact the value of the company such as new products, deployment of new technologies, cost cutting efforts and changes in management. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. If Banc One Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it may eliminate the Fund's holding of the company's stock. For more information about the Mid Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

  FUND SUMMARY       Mid Cap Value Fund



Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   ----    -----   -----   ----
12.91%  13.20%  -0.71%  26.03%  16.51%  35.10%  5.67%   -0.10%  28.39%  4.97%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -16.14%.

--------------------------------------------------------------------------------
Best Quarter:  15.97%  4Q1998    Worst Quarter:  -13.63%  3Q1998
--------------------------------------------------------------------------------

  FUND SUMMARY       Mid Cap Value Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                 INCEPTION                              PERFORMANCE
                               DATE OF CLASS    1 YEAR 5 YEARS 10 YEARS SINCE 3/2/89
     -------------------------------------------------------------------------------
     Class I                      3/2/89
     -------------------------------------------------------------------------------
     Return Before Taxes                         4.97% 13.96%   13.61%     12.66%
     -------------------------------------------------------------------------------
     Return After Taxes on Distributions         2.14% 10.50%   10.44%      9.86%
     -------------------------------------------------------------------------------
     Return After Taxes on Distributions and
      Sale of Fund Shares                        3.81% 10.26%   10.08%      9.51%
     -------------------------------------------------------------------------------
     S&P MidCap 400 Index/1/
     (no deduction for fees, expenses or taxes) -0.60% 16.11%   15.02%     16.75%
     -------------------------------------------------------------------------------
     S&P MidCap 400/BARRA Growth Index/2/
     (no deduction for fees, expenses or taxes) -7.97% 17.82%   14.49%       *
     -------------------------------------------------------------------------------

/1/The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The S&P MidCap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P MidCap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400 Index to the S&P MidCap 400/BARRA Growth Index in order to better represent the investment policies for comparison purposes.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Mid Cap Value Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted from Fund assets)      CLASS I
----------------------------------------------------------
Investment Advisory Fees/1/                         .74%
----------------------------------------------------------
Other Expenses                                      .24%
----------------------------------------------------------
Total Annual Fund Operating Expenses                .98%
----------------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------
 $100   $312    $542    $1,201
-------------------------------

  ONE GROUP (R)      Diversified Mid Cap Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment. The Fund looks for companies of this size with strong potential, stable market share and an ability to quickly respond to new business opportunities. In choosing securities, the Fund invests in mid-cap and other companies across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Mid Cap Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Diversified Mid Cap Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   ----    -----   -----   -----
24.57%  24.04%  -3.26%  19.74%  25.05%  27.89%  4.62%   10.58%  20.42%  -4.53%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -21.50%. The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Diversified Mid Cap Fund on March 22, 1999. The predecessor to the Pegasus Mid Cap Opportunity Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Mid Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  22.78%  4Q1998      Worst Quarter:  -20.69%  3Q1998
--------------------------------------------------------------------------------

  FUND SUMMARY       Diversified Mid Cap Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                INCEPTION                               PERFORMANCE
                              DATE OF CLASS    1 YEAR 5 YEARS 10 YEARS SINCE 12/31/83
    ---------------------------------------------------------------------------------
    Class I                      6/1/91
    ---------------------------------------------------------------------------------
    Return Before Taxes                        -4.53% 11.21%   14.30%      13.53%
    ---------------------------------------------------------------------------------
    Return After Taxes on Distributions        -5.55%  8.27%   11.89%      12.17%
    ---------------------------------------------------------------------------------
    Return After Taxes on Distributions and
     Sale of Fund Shares                       -1.86%  8.55%   11.47%      11.68%
    ---------------------------------------------------------------------------------
    S&P MidCap 400 Index /2/
    (no deduction for fees, expenses or taxes) -0.60% 16.11%   15.02%      16.13%
    ---------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Diversified Mid Cap Fund on March 22, 1999. The predecessor to the Pegasus Mid Cap Opportunity Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Mid Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Diversified Mid Cap Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted from Fund assets)      CLASS I
----------------------------------------------------------
Investment Advisory Fees/1/                         .74%
----------------------------------------------------------
Other Expenses                                      .25%
----------------------------------------------------------
Total Annual Fund Operating Expenses                .99%
----------------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------
 $101   $315    $547    $1,213
-------------------------------

  ONE GROUP (R)      Large Cap Growth Fund




FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. For more information about the Large Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Large Cap Growth Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]


1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   ----    -----   -----   -----
13.95%  5.56%   27.04%  17.25%  32.84%  44.71%  27.81%  -24.01% -20.32

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -32.42%.

--------------------------------------------------------------------------------
Best Quarter:  24.51%  4Q1998      Worst Quarter:  -19.74%  4Q2000
--------------------------------------------------------------------------------

  FUND SUMMARY       Large Cap Growth Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                      INCEPTION                          PERFORMANCE
                                    DATE OF CLASS       1 YEAR  5 YEARS SINCE 2/28/92
        -----------------------------------------------------------------------------
        Class I                        2/28/92
        -----------------------------------------------------------------------------
        Return Before Taxes                             -20.32%  8.27%     11.18%
        -----------------------------------------------------------------------------
        Return After Taxes on Distributions             -20.32%  6.34%      9.50%
        -----------------------------------------------------------------------------
        Return After Taxes on Distributions and Sale of
          Fund Shares                                   -12.37%  6.89%      9.21%
        -----------------------------------------------------------------------------
        Russell 1000 Growth Index/1/
        (no deduction for fees, expenses or taxes)      -20.42%  8.27%     11.25%
        -----------------------------------------------------------------------------

/1/The Russell 1000 Growth Index is an unmanaged index representing the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Large Cap Growth Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted from Fund assets)      CLASS I
----------------------------------------------------------
Investment Advisory Fees/1/                          .71%
----------------------------------------------------------
Other Expenses                                       .36%
----------------------------------------------------------
Total Annual Fund Operating Expenses                1.07%
----------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/          (.08%)
----------------------------------------------------------
Net Expenses                                         .99%
----------------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/2/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .99% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
----------------------------------
  $101     $332    $582    $1,298
----------------------------------

/1/Without contractual fee waivers, 1 year expenses would be $109.

  ONE GROUP (R)      Large Cap Value Fund




FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. The Fund also may invest in the stock of companies which have "breakup values" well in excess of current market values or which have uniquely undervalued corporate assets. For more information about the Large Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Large Cap Value Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
9.19%   4.65%   0.78%   24.88%  19.94%  26.32%  13.89%  11.89%  6.06%   -13.03%

/1/For the period from January 1, 2002, through September 30, 2002 , the Fund's total return was -28.58%.

--------------------------------------------------------------------------------
Best Quarter:  15.50%  4Q1998      Worst Quarter:  -16.50%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Large Cap Value Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                               INCEPTION                                   PERFORMANCE
                             DATE OF CLASS        1 YEAR  5 YEARS 10 YEARS SINCE 3/1/91
          -----------------------------------------------------------------------------
          Class I               3/1/91
          -----------------------------------------------------------------------------
          Return Before Taxes                     -13.03%  8.23%    9.86%     10.33%
          -----------------------------------------------------------------------------
          Return After Taxes on Distributions     -13.46%  6.44%    7.45%      8.02%
          -----------------------------------------------------------------------------
          Return After Taxes on Distributions and
           Sale of Fund Shares                     -7.72%  6.22%    7.13%      7.62%
          -----------------------------------------------------------------------------
          S&P 500/BARRA Value Index/1/
          (no deduction for fees, expenses or taxes) -11.71%  9.49%   13.10%     13.01%
          -----------------------------------------------------------------------------

/1/The S&P 500/BARRA Value Index is an unmanaged index representing the performance of the lowest price-to-book securities in the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Large Cap Value Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted from Fund assets)      CLASS I
----------------------------------------------------------
Investment Advisory Fees/1/                         .74%
----------------------------------------------------------
Other Expenses                                      .25%
----------------------------------------------------------
Total Annual Fund Operating Expenses                .99%
----------------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------
 $101   $315    $547    $1,213
-------------------------------

  ONE GROUP (R)      Equity Income Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund attempts to keep its dividend yield above the Standard & Poor's 500 Composite Price Index ("S&P 500 Index")/1/ by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore are selling below what Banc One Investment Advisors believes to be their long-term investment value. For more information about the Equity Income Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A REIT?
A REIT or a real estate investment trust is a pooled investment vehicle which invests in income-producing real estate or real estate loans. REITs are classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rent. Mortgage REITs invest in mortgages and obtain income from collecting interest payments on the mortgages. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

  FUND SUMMARY       Equity Income Fund



Yield. Because of the Fund's emphasis on yield, the Fund may purchase stocks of companies that are out of favor with the financial community. These stocks may have less of a chance for capital appreciation than securities of companies that are considered to be more attractive investments. In addition, there can be no assurance that a company will continue to pay dividends.

Real Estate Securities. The Fund's investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.

REIT Risk. In addition to the risks facing real estate securities, the Fund's investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Equity Income Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
-----   -----   -----   -----   -----   -----   -----   -----   -----   ------
6.81%   11.40%  0.98%   34.94%  16.71%  32.52%  17.18%  0.29%   7.22%   -6.83%


/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -23.37%.

--------------------------------------------------------------------------------
Best Quarter:  16.77%  2Q1997       Worst Quarter:  -8.99%  3Q1998
--------------------------------------------------------------------------------

  FUND SUMMARY       Equity Income Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                INCEPTION                               PERFORMANCE
                              DATE OF CLASS    1 YEAR  5 YEARS 10 YEARS SINCE 7/2/87
    --------------------------------------------------------------------------------
    Class I                      7/2/87
    --------------------------------------------------------------------------------
    Return Before Taxes                         -6.83%  9.24%   11.40%     10.75%
    --------------------------------------------------------------------------------
    Return After Taxes on Distributions         -8.31%  6.95%    9.31%      8.90%
    --------------------------------------------------------------------------------
    Return After Taxes on Distributions and
     Sale of Fund Shares                        -3.15%  7.23%    8.98%      8.55%
    --------------------------------------------------------------------------------
    S&P 500 Index/1/
    (no deduction for fees, expenses or taxes) -11.89% 10.70%   12.94%     12.35%
    --------------------------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Equity Income Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted from Fund assets)      CLASS I
----------------------------------------------------------
Investment Advisory Fees/1/                          .74%
----------------------------------------------------------
Other Expenses                                       .27%
----------------------------------------------------------
Total Annual Fund Operating Expenses                1.01%
----------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/          (.02%)
----------------------------------------------------------
Net Expenses                                         .99%
----------------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".

/2/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .99% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

        1 YEAR/1/                   3 YEARS                    5 YEARS                   10 YEARS
-----------------------------------------------------------------------------------------------------------
          $101                       $320                       $556                      $1,234
-----------------------------------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 year expenses would be $103.

  ONE GROUP (R)      Diversified Equity Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Equity Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Diversified Equity Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   ----    -----   -----   ------
13.64%  7.33%   -3.64%  27.54%  21.80%  34.84%  28.32%  13.78%  -4.16%  -11.03%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -29.59%. The above quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996. Historical performance for Class I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.

--------------------------------------------------------------------------------
Best Quarter:  21.47%  4Q1998      Worst Quarter:  -13.68%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Diversified Equity Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                            INCEPTION                                PERFORMANCE
                          DATE OF CLASS    1 YEAR  5 YEARS 10 YEARS SINCE 12/29/89
----------------------------------------------------------------------------------
Class I                      3/26/96
----------------------------------------------------------------------------------
Return Before Taxes                        -11.03% 10.91%   11.85%      12.97%
----------------------------------------------------------------------------------
Return After Taxes on Distributions        -11.22%  9.11%    8.96%      10.41%
----------------------------------------------------------------------------------
Return After Taxes on Distributions
  and Sale of Fund Shares                   -6.67%  8.37%    8.50%       9.81%
----------------------------------------------------------------------------------
S&P 500 Index/2/
(no deduction for fees, expenses or taxes) -11.89% 10.70%   12.94%      12.85%
----------------------------------------------------------------------------------
S&P SuperComposite 1500 Index/3/
(no deduction for fees, expenses or taxes) -10.64% 10.92%     *           *
----------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
   Value Equity Income Fund for the period before its consolodation with the One Group Diversified Equity Fund on March 26, 1996. Historical performance shown for Class I prior to its inception is based on the performance of class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.
/2/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Funds reflects the deduction of these expenses.
/3/The S&P SuperComposite 1500 Index is an unmanaged index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices representing approximately 87% of the total U.S. equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
*  Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Diversified Equity Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted from Fund assets)      CLASS I
----------------------------------------------------------
Investment Advisory Fees/1/                         .73%
----------------------------------------------------------
Other Expenses                                      .26%
----------------------------------------------------------
Total Annual Fund Operating Expenses                .99%
----------------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

     1 YEAR             3 YEARS            5 YEARS           10 YEARS
---------------------------------------------------------------------------
      $101               $315               $547              $1,213
---------------------------------------------------------------------------

  ONE GROUP (R)      Balanced Fund



FUND SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks to provide total return while preserving capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in a combination of stocks (including both growth and value securities), fixed income securities and money market instruments. Banc One Investment Advisors will regularly review the Fund's asset allocations and vary them over time to favor investments that it believes will provide the most favorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. Because the Fund seeks total return over the long term, Banc One Investment Advisors will not attempt to time the market. Rather, asset allocation shifts will be made gradually over time. For more information about the Balanced Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. In connection with the Fund's fixed income strategy, the Fund invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could

  FUND SUMMARY       Balanced Fund


result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Derivative Risk. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Prepayment and Call Risk. As part of its fixed income investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Balanced Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   -----   -----
-2.99%  25.16%  12.67%  22.58%  19.77%  7.65%   1.54%   -3.57%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -16.39%.

--------------------------------------------------------------------------------
Best Quarter:  12.35%  4Q1998      Worst Quarter:  -7.01%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Balanced Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                       INCEPTION                   PERFORMANCE
                                     DATE OF CLASS 1 YEAR  5 YEARS SINCE 4/2/93
 ------------------------------------------------------------------------------
 Class I                                4/2/93
 ------------------------------------------------------------------------------
 Return Before Taxes                                -3.57%  9.13%      9.58%
 ------------------------------------------------------------------------------
 Return After Taxes on Distributions                -4.53%  6.73%      7.32%
 ------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of
  Fund Shares                                       -2.17%  6.50%      6.92%
 ------------------------------------------------------------------------------
 S&P 500 Index/2/
 (no deduction for fees, expenses or taxes)        -11.89% 10.70%     13.40%
 ------------------------------------------------------------------------------
 Lehman Brothers Intermediate Government/
  Credit Bond Index/3/
 (no deduction for fees, expenses or taxes)          8.96%  7.10%      6.50%
 ------------------------------------------------------------------------------
 Lipper Balanced Funds Index/4/
 (no deduction for taxes)                           -4.39%  7.64%      9.68%
 ------------------------------------------------------------------------------

/1/The table above compares the average annual return of the Fund, which holds a mix of stocks, bonds and other debt securities to an unmanaged, broad-based index (i.e. the S&P 500 Index) as well as supplemental indices for the period indicated.
/2/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Funds reflects the deduction of these expenses.
/3/The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/4/The Lipper Balanced Funds Index is an index of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those

  FUND SUMMARY       Balanced Fund


shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------
(expenses that are deducted from Fund assets)                CLASS I
--------------------------------------------------------------------
Investment Advisory Fees                                       .65%
--------------------------------------------------------------------
Other Expenses                                                 .39%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses                          1.04%
--------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/1/                    (.15%)
--------------------------------------------------------------------
Net Expenses                                                   .89%
--------------------------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .89% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

         1 YEAR1                    3 YEARS                    5 YEARS                   10 YEARS
-----------------------------------------------------------------------------------------------------------
           $91                       $316                       $559                      $1,257
-----------------------------------------------------------------------------------------------------------

1Without contractual fee waivers, 1 Year expenses would be $106.

  ONE GROUP (R)      Equity Index Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")./1/

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund's expenses. For more information about the Equity Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

  FUND SUMMARY       Equity Index Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
-----   -----   -----   -----   -----   -----   ----    -----   -----   ------
6.85%   9.37%   0.75%   37.07%  22.59%  33.00%  28.24% 20.54%   -9.28%  -12.19%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -28.32%.

--------------------------------------------------------------------------------
Best Quarter:  21.26%  4Q1998      Worst Quarter:  -14.75%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Equity Index Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                INCEPTION                               PERFORMANCE
                              DATE OF CLASS    1 YEAR  5 YEARS 10 YEARS SINCE 7/2/91
    --------------------------------------------------------------------------------
    Class I                      7/2/91
    --------------------------------------------------------------------------------
    Return Before Taxes                        -12.19% 10.37%   12.48%     13.21%
    --------------------------------------------------------------------------------
    Return After Taxes on Distributions        -12.55%  9.53%   11.31%     12.03%
    --------------------------------------------------------------------------------
    Return After Taxes on Distributions and
     Sale of Fund Shares                        -7.43%  8.29%   10.11%     10.80%
    --------------------------------------------------------------------------------
    S&P 500 Index/1/
    (no deduction for fees, expenses or taxes) -11.89% 10.70%   12.94%     13.71%
    --------------------------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Funds reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Equity Index Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------
(expenses that are deducted from Fund assets) CLASS I
-----------------------------------------------------
 Investment Advisory Fees                       .30%
-----------------------------------------------------
 Other Expenses                                 .30%
-----------------------------------------------------
 Total Annual Fund Operating Expenses           .60%
-----------------------------------------------------
 Fee Waiver and/or Expense Reimbursement/1/    (.25%)
-----------------------------------------------------
 Net Expenses                                   .35%
-----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .35% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
----------------------------------
  $36      $167    $310     $726
----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $61.

  ONE GROUP (R)      Market Expansion Index Fund




FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600") and the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")./1/

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in a representative sampling of stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the NewYork and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. Not all of the stocks in the indices are included in the Fund. The Fund uses a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between its portfolio and that of the indices of at least 0.95, without taking into account the Fund's expenses. For more information about the Market Expansion Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the S&P SmallCap 600 Index and the S&P MidCap 400 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Funds invest) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

/1/"S&P SmallCap 600" and "S&P MidCap 400" are registered service marks of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

  FUND SUMMARY       Market Expansion Index Fund



Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

1999    2000    2001
-----   -----   ----
11.56%  14.10%  1.64%


/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -18.76%. The above quoted performance data includes the performance of the Pegasus Market Expansion Index Fund before it consolidated with the One Group Market Expansion Index Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:  17.95%  4Q2001      Worst Quarter:  -15.67%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Market Expansion Index Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                              INCEPTION                   PERFORMANCE
                                            DATE OF CLASS         1 YEAR SINCE 7/31/98
             -------------------------------------------------------------------------
             Class I                           7/31/98
             -------------------------------------------------------------------------
             Return Before Taxes                                   1.64%    10.84%
             -------------------------------------------------------------------------
             Return After Taxes on Distributions                   1.40%     7.58%
             -------------------------------------------------------------------------
             Return After Taxes on Distributions and Sale of Fund
              Shares                                               1.07%     8.17%
             -------------------------------------------------------------------------
             S&P 1000 Index/2/
             (no deduction for fees, expenses or taxes)            1.45%    12.16%
             -------------------------------------------------------------------------
             S&P MidCap 400 Index/3/
             (no deduction for fees, expenses or taxes)           -0.60%    13.22%
             -------------------------------------------------------------------------
             S&P SmallCap 600 Index/4/
             (no deduction for fees, expenses or taxes)            6.54%     9.15%
             -------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
   Market Expansion Index Fund before it consolidated with the One Group Market Expansion Index Fund on March 22, 1999.
/2/The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark for the Market Expansion Fund has changed from the S&P 400 Index to the S&P 1000 Index. The S&P 1000 Index is a combination of the S&P 400 Index and the S&P 600 Index and therefore, is a better overall comparison to the Fund's performance.
/3/S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/4/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

  FUND SUMMARY       Market Expansion Index Fund


Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------
(expenses that are deducted from Fund assets) CLASS I
-----------------------------------------------------
 Investment Advisory Fees                       .35%
-----------------------------------------------------
 Other Expenses                                 .55%
-----------------------------------------------------
 Total Annual Fund Operating Expenses           .90%
-----------------------------------------------------
 Fee Waiver and/or Expense Reimbursement/1/    (.33%)
-----------------------------------------------------
 Net Expenses                                   .57%
-----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .57% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

        1 YEAR/1/                   3 YEARS                    5 YEARS                   10 YEARS
-----------------------------------------------------------------------------------------------------------
           $58                       $254                       $466                      $1,077
-----------------------------------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $92.

  ONE GROUP (R)      Health Sciences Fund




FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund is designed to provide long-term capital appreciation.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund mainly invests in equity securities of companies engaged in the research, development, production or distribution of products and services related to biotechnology, health care or medicine. These companies include biotechnology companies, pharmaceutical companies, medical supply and equipment companies, and companies engaged in medical, diagnostic, or other related research and development. In selecting investments for the Fund, Banc One Investment Advisors will seek to identify companies that are well positioned for growth. Banc One Investment Advisors also selects stocks based on revenue and earnings potential and attractive relative valuations. Although the Fund may invest in companies of any size, the Fund will typically invest in large- and mid-capitalization companies. For more information about the Health Sciences Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Securities of Health Sciences Companies. The Fund's performance is closely tied to, and affected by, the performance of the industries in the health sciences sector. Health sciences companies are subject to comprehensive government regulation and scrutiny. The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. Moreover, new products may require regulatory approval. As a result, adverse actions (or market concerns with prospective actions) by governmental entities such as withdrawal of funding, changes in legislation and regulation, or denial or delays in regulatory approvals, may have an adverse impact on the Fund's share price. In addition, the Fund may be adversely impacted by increased competition among health sciences companies, patent infringement, product liability and other litigation, and product obsolescence.

Smaller Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund. Finally, emerging companies in the sector in which the Fund invests may not be profitable and may not anticipate earning profits in the foreseeable future.

  FUND SUMMARY       Health Sciences Fund



Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the health sciences sector. Companies in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. For example, biotechnology companies, pharmaceutical companies, medical supply companies, and companies engaged in medical, diagnostic, or other related research and development are all part of the health sciences sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the health sciences sector of the economy or individual industries within the health sciences sector.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund began operations on March 23, 2001 and does not have a full calendar year of investment returns as of the date of this prospectus.

  FUND SUMMARY       Health Sciences Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------
(expenses that are deducted from Fund assets) CLASS I
-----------------------------------------------------
 Investment Advisory Fees                       .85%
-----------------------------------------------------
 Other Expenses                                1.52%
-----------------------------------------------------
 Total Annual Fund Operating Expenses          2.37%
-----------------------------------------------------
 Fee Waiver and/or Expense Reimbursement/1/   (1.02%)
-----------------------------------------------------
 Net Expenses                                  1.35%
-----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to 1.35% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

        1 YEAR/1/                   3 YEARS                    5 YEARS                   10 YEARS
-----------------------------------------------------------------------------------------------------------
          $137                       $642                      $1,173                     $2,628
-----------------------------------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $240.

  ONE GROUP (R)      Technology Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund is designed to provide long-term capital growth.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. This may include, for example, companies that develop, produce or distribute products in the computer, electronics, and communications sectors. In selecting investments, the Fund will generally invest in companies that are positioned for accelerated growth or higher earnings. In addition, the Fund also may invest in companies (regardless of size) whose stocks appear to be trading below their true value. For more information about the Technology Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Securities of Technology Companies. The Fund's performance is closely tied to and affected by the technology sector. The stock price of technology companies tends to be more volatile than the stock price of companies in other industries. In addition, the valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result, the Fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that do not focus their investments on companies in the technology sector.

Smaller Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund. Finally, emerging companies in the sector in which the Fund invests may not be profitable and may not anticipate earning profits in the foreseeable future.

  FUND SUMMARY       Technology Fund



Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the technology sector. Companies in the technology sector include companies involved in the development of products, processes or services that may provide significant technological advances and improvements. For example, companies that develop or distribute computer hardware and software, electronics and communications devices are in the technology sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the technology sector of the economy or individual industries within the technology sector.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Technology Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

                                    [CHART]


 2001
-------
-23.77%

/1/For periods from January 1, 2002 through September 30, 2002, the Fund's total return was -47.65%.

--------------------------------------------------------------------------------
Best Quarter:  29.44  4Q2001      Worst Quarter:  -33.33%  3Q2001
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                             INCEPTION                    PERFORMANCE
                                           DATE OF CLASS         1 YEAR  SINCE 7/28/00
            --------------------------------------------------------------------------
            Class I                           7/28/00
            --------------------------------------------------------------------------
            Return Before Taxes                                  -23.77%    -37.61%
            --------------------------------------------------------------------------
            Return After Taxes on Distributions                  -23.77%    -37.61%
            --------------------------------------------------------------------------
            Return After Taxes on Distributions and Sale of Fund
             Shares                                              -14.47%    -29.43%
            --------------------------------------------------------------------------
            Goldman Sachs Technology Index/1/
            (no deduction for expenses or taxes)                 -28.56%    -43.90%
            --------------------------------------------------------------------------

/1/The Goldman Sachs Technology Index is an unmanaged index generally representative of the performance of the Technology segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Technology Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------
(expenses that are deducted from Fund assets) CLASS I
-----------------------------------------------------
 Investment Advisory Fees                      1.00%
-----------------------------------------------------
 Other Expenses                                1.20%
-----------------------------------------------------
 Total Annual Fund Operating Expenses          2.20%
-----------------------------------------------------
 Fee Waiver and/or Expense Reimbursement/1/    (.90%)
-----------------------------------------------------
 Net Expenses                                  1.30%
-----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to 1.30% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
----------------------------------
  $132     $602   $1,097   $2,463
----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $223.

  ONE GROUP (R)      International Equity Index Fund




FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index./1/

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund also may invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund's expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. Banc One Investment Advisors selects securities of emerging markets that are included in the Morgan Stanley Emerging Market Free Index based on size, risk and the ease of investing in the country's market (e.g., reasonable settlement procedures). Most of the Fund's assets will be denominated in foreign currencies. For more information about the International Equity Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the MSCI EAFE GDP Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

/1/Gross Domestic Product Weighted Morgan Stanley Capital International Europe,
   Australasia and Far East Index. MSCI EAFE GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

  FUND SUMMARY       International Equity Index Fund



Emerging Market Risk. The Fund may invest up to 10% of its net assets in securities of emerging international markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       International Equity Index Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

1993    1994    1995    1996    1997    1998    1999     2000    2001
-----   -----   -----   -----   -----   -----   -----   ------   -----
29.60%  3.90%   10.19%  6.61%   5.68%   21.57%  33.42%  -17.63%  -21.97%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -20.70%.

--------------------------------------------------------------------------------
Best Quarter:  20.46%  4Q1998      Worst Quarter:  -16.23%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       International Equity Index Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                       INCEPTION                         PERFORMANCE
                                     DATE OF CLASS      1 YEAR  5 YEARS SINCE 10/28/92
        ------------------------------------------------------------------------------
        Class I                        10/28/92
        ------------------------------------------------------------------------------
        Return Before Taxes                             -21.97%  1.96%      6.31%
        ------------------------------------------------------------------------------
        Return After Taxes on Distributions             -22.23%  1.19%      5.62%
        ------------------------------------------------------------------------------
        Return After Taxes on Distributions and Sale of
         Fund Shares                                    -13.38%  1.47%      5.06%
        ------------------------------------------------------------------------------
        MSCI EAFE GDP Index/1/
        (no deduction for fees, expenses or taxes)      -22.42%  2.84%      7.80%
        ------------------------------------------------------------------------------

/1/The MSCI EAFE GDP Index is an unmanaged index generally representative of the performance of international stock markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       International Equity Index Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
----------------------------------------------------------------------
(fees paid directly from your investment)                      CLASS I
----------------------------------------------------------------------
Redemption Fee on shares less than 90 days (as a percentage of
amount redeemed/exchanged)                                      2.00%
----------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------
(expenses that are deducted from Fund assets)                  CLASS I
----------------------------------------------------------------------
Investment Advisory Fees                                         .55%
----------------------------------------------------------------------
Other Expenses                                                   .32%
----------------------------------------------------------------------
Total Annual Fund Operating Expenses                             .87%
----------------------------------------------------------------------

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------
 $89    $278    $482    $1,073
-------------------------------

  ONE GROUP (R)      Diversified International Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes the global economic and political situation, as well as the securities market of selected countries. In selecting individual securities, Banc One Investment Advisors selects a representative sampling of the companies comprising the individual country's stock market index. For more information about the Diversified International Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. Because the Fund may invest over 25% of its total assets in a single country, political and economic developments in that country will have a greater impact on the performance of the Fund than would be the case if the Fund were more widely diversified.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to

  FUND SUMMARY       Diversified International Fund


"stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Diversified International Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
-----   -----   -----   -----   -----   -----   -----   -----   ------   -----
-6.65%  29.66%  0.00%   11.48%  7.74%   3.97%   16.43%  41.19%  -20.89% -17.81%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -20.92%. The above quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund and the Pegasus International Equity Fund for the period prior to the consolidation with One Group Diversified International Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  26.98%  4Q1999      Worst Quarter:  -17.50%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Diversified International Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                           INCEPTION                              PERFORMANCE
                         DATE OF CLASS  1 YEAR  5 YEARS 10 YEARS SINCE 12/31/83
   ----------------------------------------------------------------------------
   Class I                  12/3/94
   ----------------------------------------------------------------------------
   Return Before Taxes                  -17.81%  2.14%   4.92%       6.92%
   ----------------------------------------------------------------------------
   Return After Taxes on Distributions  -18.13%  1.67%   4.59%       6.71%
   ----------------------------------------------------------------------------
   Return After Taxes on Distributions
    and Sale of Fund Shares             -10.84%  1.62%   3.98%       5.91%
   ----------------------------------------------------------------------------
   MSCI EAFE + EMF Index/2/
   (no deduction for expenses or taxes) -19.70%  0.65%   4.46%         *
   ----------------------------------------------------------------------------

/1/The above quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund, and the Pegasus International Equity Fund for the period prior to the consolidation with One Group Diversified International Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Morgan Stanley Capital International (MSCI) EAFE + EMF Index is an unmanaged index generally representative of the performance of international stock markets and of emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Diversified International Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

            SHAREHOLDER FEES
            -------------------------------------------------------
            (fees paid directly from your investment)       CLASS I
            -------------------------------------------------------
            Redemption Fee on shares less than 90 days
             (as a percentage of amount redeemed/exchanged)  2.00%
            -------------------------------------------------------

            ANNUAL FUND OPERATING EXPENSES
            -------------------------------------------------------
            (expenses that are deducted from Fund assets)   CLASS I
            -------------------------------------------------------
            Investment Advisory Fees                          .80%
            -------------------------------------------------------
            Other Expenses                                    .31%
            -------------------------------------------------------
            Total Annual Fund Operating Expenses             1.11%
            -------------------------------------------------------
            Fee Waiver and/or Expense Reimbursement/1/       (.01%)
            -------------------------------------------------------
            Net Expenses                                     1.10%
            -------------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to 1.10% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

     1 YEAR/1 /           3 YEARS            5 YEARS           10 YEARS
  ---------------------------------------------------------------------------
        $112               $352               $611              $1,351
  ---------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 year expenses would be $113.

  ONE GROUP (R)      More About the Funds




Each of the sixteen Funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes sixteen mutual funds with a variety of investment objectives, including total return, capital appreciation, current income, and long-term capital growth. The principal investment strategies that are used to meet each Fund's investment objective also are described in "Fund Summaries:
Investments, Risk & Performance" in the front of this prospectus. They also are described below. There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

ONE GROUP SMALL CAP GROWTH FUND. The Fund may invest in common stocks, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund's investment objective.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in the securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..Although the Fund may invest up to 20% of its total assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents, the Fund's main investment strategy is to invest in equity securities of small-capitalization companies.

ONE GROUP SMALL CAP VALUE FUND. The Fund invests mainly in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations of $100 million to $3 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund's investment objectives.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..The Fund may invest up to 25% of the Fund's net assets in foreign securities.

--------------------------------------------------------------------------------



..Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

ONE GROUP MID CAP GROWTH FUND. The Fund invests in securities of mid-cap companies that have the potential to produce above-average earnings growth per share over a one- to three-year period. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..A portion of the Fund's assets may be held in cash equivalents.

ONE GROUP MID CAP VALUE FUND. The Fund invests mainly in equity securities of mid-cap companies with below-market average price-to-earnings and price-to-book value ratios. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..A portion of the Fund's assets may be held in cash equivalents.

ONE GROUP DIVERSIFIED MID CAP FUND. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..Up to 25% of the Fund's net assets may be invested in foreign securities. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies more in the future, the Fund's main strategy is to invest in equity securities of mid-capitalization companies.

ONE GROUP LARGE CAP GROWTH FUND. The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in the equity securities of large, well-established companies, including common stocks, and debt securities and preferred stocks which are convertible to common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

--------------------------------------------------------------------------------



ONE GROUP LARGE CAP VALUE FUND. The Fund invests in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of large companies, including common stocks, and debt securities and preferred stocks which are convertible to common stock. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..A portion of the Fund's assets may be held in cash equivalents.

ONE GROUP EQUITY INCOME FUND. The Fund invests in the equity securities of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..A portion of the Fund's assets may be held in cash equivalents.

ONE GROUP DIVERSIFIED EQUITY FUND. The Fund invests mainly in common stocks of companies that have the potential for continued earnings growth with strong fundamentals and a reasonable value.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..Although the Fund may invest up to 20% of the Fund's total assets in U.S.
 government securities, other investment grade fixed income securities, and cash and cash equivalents, the Fund's main investment strategy is to invest in equity securities.

ONE GROUP BALANCED FUND. The Fund invests in a combination of stocks, fixed income securities and money market instruments. Normally, the Fund will invest:

..Between 40% and 75% of its total assets in all types of equity securities
 (including stock of both large- and small-capitalization companies and growth and value securities). Up to 25% of the Fund's net assets may be invested in foreign securities, including American Depositary Receipts.

..Between 25% and 60% of its total assets in mid- to long-term fixed income securities, including bonds, notes and other debt securities. The balance will be invested in cash equivalents.

--------------------------------------------------------------------------------



        HOW DOES BANC ONE INVESTMENT ADVISORS SELECT FIXED
             INCOME SECURITIES FOR THE BALANCED FUND?

Banc One Investment Advisors analyzes four major factors in managing and constructing the portfolio of fixed income securities for the Balanced Fund: duration, market sector, maturity concentrations and individual securities. Rather than attempting to time the market, Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The fixed income portion of the Balanced Fund attempts to enhance total return by selecting market sectors and securities that offer risk/reward advantages based on market trends, structural make-up and credit trends. Individual securities that are purchased by the Fund are subject to a disciplined risk/ reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities).

ONE GROUP EQUITY INDEX FUND. The Fund invests in stocks included in the S&P 500 Index. (The Fund also invests in stock index futures and other equity derivatives.) The Fund may hold up to 10% of its total assets in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

..The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index.

..Banc One Investment Advisors generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

..The Fund attempts to achieve a correlation between the performance of the Fund and that of the S&P 500 Index of at least 0.95, without taking into account Fund expenses. Perfect correlation would be 1.00.

ONE GROUP MARKET EXPANSION INDEX FUND. The Fund invests in stocks included in the S&P SmallCap 600 Index and S&P MidCap 400 Index.

..The Fund also may invest up to 10% of its net assets in foreign securities, including Depositary Receipts.

..Up to 10% of the Fund's total assets may be held in cash and cash equivalents.
 (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

ONE GROUP HEALTH SCIENCES FUND. The Fund mainly invests in equity securities of health sciences companies with an emphasis on companies that Banc One Investment Advisors believes will produce above-average growth.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other

--------------------------------------------------------------------------------


 equity securities of companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside industries in the health sciences sector.

..The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.

..Under normal conditions, the Fund will invest at least 25% of its total assets in one industry or group of industries in the health sciences sector.
 Companies in an industry or group of industries in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine.

ONE GROUP TECHNOLOGY FUND. The Fund mainly invests in equity securities that have, or are expected to develop products, processes or services that will provide significant technological advances and improvements.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of companies that develop significant technological advancements or improvements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside the technology sector.

..The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.

..Under normal circumstances, the Fund will invest at least 25% of its total assets in one industry or group of industries in the technology sector. Companies in an industry or group of industries in the technology sector include companies engaged in the research, development, production, or distribution of products and services related to computer hardware and software, communications and electronics.

ONE GROUP INTERNATIONAL EQUITY INDEX FUND. The Fund invests in stocks included in the MSCI EAFE GDP Index. (The Fund also invests in stock index futures.) Banc One Investment Advisors seeks to achieve a correlation between the performance of the Fund and that of the MSCI EAFE GDP Index of at least 0.90, without taking into account expenses. Perfect correlation would be 1.00.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or

--------------------------------------------------------------------------------


 indices identified by the Fund. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..No more than 10% of the Fund's assets will be held in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of this 10% limitation.)

..Up to 10% of the Fund's net assets may be invested in securities of emerging international markets included in the Morgan Stanley Emerging Market Free Index, such as Mexico, Chile and Brazil. These investments may be made directly or through local exchanges, through publicly traded closed-end country funds or through "passive foreign investment companies."

..Up to 20% of the Fund's total assets may be invested in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities, or by supranational issuers rated in one of the three highest rating categories.

..A substantial portion of the Fund's assets will be denominated in foreign currencies.

ONE GROUP DIVERSIFIED INTERNATIONAL FUND. The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America.

..At least 65% of the Fund's total assets normally will be invested in foreign equity securities, consisting of common stock (including American Depositary Receipts), preferred stocks, rights, warrants, convertible securities, foreign currencies and options on foreign currency, and other equity securities.

..Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

INVESTMENT RISKS

The main risks associated with investing in the Equity Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

DERIVATIVES. The Funds may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

                             WHAT IS A DERIVATIVE?

  Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

--------------------------------------------------------------------------------


FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the International Equity Index Fund and the Diversified International Fund is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

 EUROPE. Europe includes countries with highly-developed markets as well as countries with emerging markets. Many developed countries in Western Europe are members of the European Union and the European Monetary Union which require compliance with stringent fiscal and monetary controls. The markets of Eastern European countries continue to remain relatively undeveloped and are sensitive to political and economic developments.

 ASIA. Asia includes countries in all stages of economic development from the highly developed market economy of Japan to the emerging market economy of the People's Republic of China. Generally, Asian economies face over-extension of credit, currency devaluation, rising unemployment, decreased exports and economic recessions. Currency devaluation in any one country may have a negative effect on the entire region. The markets in each Asian country suffered significant downturns and volatility in recent years. Although the Asian markets are recovering, continued volatility may persist.

 LATIN AMERICA. Latin American countries are considered to be emerging market economies that are marked by high interest rates, inflation and unemployment. Currency devaluation in any one country may have an adverse effect on the entire region. The markets in many Latin American countries have experienced significant downturns as well as significant volatility in recent years. Although the Latin American market appears to be recovering, continued volatility may persist. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.

SECURITIES OF HEALTH SCIENCES COMPANIES. The Health Sciences Fund invests a significant portion of its assets in the securities of companies in industries in the health sciences sector. Because of this focus, the Fund's performance is closely tied to, and affected by, regulatory, business and economic developments that impact industries in this sector.

..Industries in the health sciences sector are subject to comprehensive government regulation and scrutiny. Changes in legislation or government regulation may have a detrimental impact on the Fund and its share price.

--------------------------------------------------------------------------------



..The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. If such funding is withdrawn or decreased, the Fund may be adversely impacted.

..The Fund also invests in health sciences companies that are dependent upon the successful development of new products. Such products often require regulatory approval. Denial or delays of regulatory approvals may have an adverse impact on the companies in which the Fund invests. In addition, because of the rapid pace of medical research and development, products and services produced by such companies may become obsolete or have relatively short product cycles.

..Health sciences companies are especially vulnerable to patent infringement, product liability, or other litigation.

..The Fund may invest a significant portion of its assets in a single industry or small group of industries within the health sciences sector. Such concentration increases the risk of loss to the Fund.

SECURITIES OF TECHNOLOGY COMPANIES. The Technology Fund invests a significant portion of its assets in the securities of companies in industries in the technology sector. Because of this focus, the Fund's performance is closely tied to and affected by this sector. The valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios, price-to-book or dividend yield. This reflects the fact that many technology stocks are issued by relatively new companies that have not yet achieved profitability. Companies in the rapidly changing technology field also often have unusually high price volatility. For example, products and services that at first appear promising may not prove commercially successful. Such earnings disappointments can result in sharp stock price declines. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the Fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result the Fund's value and returns may be considerably more volatile and pose greater risks than the value and returns oF other mutual funds with greater diversification among economic sectors.

For more information about risks associated with the types of investments that the Funds purchase, please read "Fund Summaries: Investments, Risk & Performance", Appendix A and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Funds may invest their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.

--------------------------------------------------------------------------------

                          WHAT IS A CASH EQUIVALENT?

  Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.


While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

The percentage of total assets that each Fund may invest in cash and cash equivalents is as follows:

--------------------------------------------------------------------------------

                                PERCENTAGE OF
FUND                            TOTAL ASSETS
Small Cap Growth Fund               100%
---------------------------------------------
Small Cap Value Fund                100%
---------------------------------------------
Mid Cap Growth Fund                 100%
---------------------------------------------
Mid Cap Value Fund                  100%
---------------------------------------------
Diversified Mid Cap Fund            100%
---------------------------------------------
Large Cap Growth Fund               100%
---------------------------------------------
Large Cap Value Fund                100%
---------------------------------------------
Equity Income Fund                  100%
---------------------------------------------
Diversified Equity Fund             100%
---------------------------------------------
Balanced Fund                       100%
---------------------------------------------
Equity Index Fund                    10%/1/
---------------------------------------------
Market Expansion Index Fund          10%/1/
---------------------------------------------
Health Sciences Fund                100%
---------------------------------------------
Technology Fund                     100%
---------------------------------------------
International Equity Index Fund      10%/1/
---------------------------------------------
Diversified International Fund      100%
---------------------------------------------

/1/Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the percentage limitation.

--------------------------------------------------------------------------------



PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2002 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

  ONE GROUP (R)      How to Do Business with One Group Mutual Funds



PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

..From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

..Directly from One Group through One Group Dealer Services, Inc. (the
 "Distributor").

WHO MAY PURCHASE CLASS I SHARES?
Class I shares may be purchased by:

..Institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

..If you have questions about eligibility, please call 1-877-691-1118.

WHEN CAN I BUY SHARES?
..Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

..Purchase requests received before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

..If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

..The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

..Shares are electronically recorded. Therefore, certificates will not be issued.

--------------------------------------------------------------------------------



HOW MUCH DO SHARES COST?
..Shares are sold at net asset value ("NAV").

..NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

..The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued by another method that the Funds believe accurately reflects fair value.

..A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?
1.Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.Decide how much you want to invest.

  .The minimum initial investment for Class I shares is $200,000 per Fund.

  .You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

  .Subsequent investments must be at least $5,000 per Fund.

  .These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

  .Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.

4.Send the completed application and a personal check to:

 ONE GROUP MUTUAL FUNDS
 P. O. BOX 8528
 BOSTON, MA 02266-8528

--------------------------------------------------------------------------------



   .If you choose to pay by wire, please call 1-877-691-1118 and authorize a wire to:

    STATE STREET BANK AND TRUST COMPANY
    ATTN: CUSTODY AND SHAREHOLDER SERVICES
    ABA 011 000 028
    DDA 99034167
    FBO ONE GROUP FUND
      (EX: ONE GROUP BALANCED FUND--I)
    YOUR ACCOUNT NUMBER
      (EX. 123456789)
    YOUR ACCOUNT REGISTRATION
      (EX: ABC CORPORATION)

5.All checks must be in U.S. dollars. One Group does not accept starter checks, credit card checks, or "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

   .One Group Mutual Funds; or

   .The specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6.Each time you purchase One Group shares by check or ACH, there is a five (5) business day holding period before you can redeem those shares. This gives One Group time to receive and collect money to cover your investment.

7.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8.If you have any questions, contact your Shareholder Servicing Agent or call
  1-877-691-1118.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes. Simply select this option on your Account Application Form and then:

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

--------------------------------------------------------------------------------



..Authorize a bank transfer or initiate a wire transfer to the following wire address:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY & SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP BALANCED FUND--I)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

..You may revoke your right to make purchases over the telephone by sending a letter to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
You may exchange:

..Class I shares of a Fund for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

..One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

..State Street Bank and Trust Company receives the request by 4:00 p.m. ET.

..You have provided One Group with all of the information necessary to process the exchange.

..You have received a current prospectus of the Fund or Funds in which you wish to invest.

..You have contacted your Shareholder Servicing Agent, if necessary.

--------------------------------------------------------------------------------



DO I PAY A REDEMPTION FEE ON EXCHANGES?
..Because exchanges involve redemptions, you will pay a redemption fee of 2.00% of the value of the shares redeemed if you exchange shares of the International Equity Index Fund or the Diversified International Fund for shares of another One Group Fund within 90 days of purchase.

ARE EXCHANGES TAXABLE?
Generally:

..An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

..An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes

..You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short- term movements in the market. Therefore:

..To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

..Excessive exchange activity will result in revocation of your exchange privilege.

..In addition, One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

..Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

..Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

..All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

--------------------------------------------------------------------------------



HOW DO I REDEEM SHARES?
..You may use any of the following methods to redeem your shares:

  1.You may send a written redemption request to your Shareholder Servicing
    Agent, if applicable, or to State Street Bank and Trust Company at the following address:

    ONE GROUP MUTUAL FUNDS
    P.O. BOX 8528
    BOSTON, MA 02266-8528

  2.You may redeem over the telephone. Please see "Can I redeem by telephone?"
    for more information.

..One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

  1.The redemption is for shares worth $50,000 or less; AND

  2.The redemption is payable to the shareholder of record; AND

  3.The redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

..On the Account Application Form, you may elect to have the redemption proceeds mailed or wired to:

  1.A designated commercial bank; or

  2.Your Shareholder Servicing Agent.

..State Street Bank and Trust Company may charge you a wire redemption fee. The current fee is $7.00.

..Your redemption proceeds will be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for same day payment on redemptions, if the request is received before 4:00 p.m. ET. If redemption requests are received after 4:00 p.m. ET, the Funds will attempt to wire payment the next business day.

WHAT WILL MY SHARES BY WORTH?
..You will receive the NAV calculated after your redemption request is received.
 Please read "How much do shares cost?."

..If you sell your shares of the International Equity Index Fund or the Diversified International Fund within 90 days of purchase, you will pay a redemption fee of 2.00% on the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or shares redeemed on a systematic basis. The redemption fees are paid to the Funds and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in funds assets levels and cash flow caused by short-term shareholder trading.

--------------------------------------------------------------------------------



CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

..Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

..Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

..Your shares may be automatically redeemed and your account closed if, due to redemptions or exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."

..One Group may suspend your ability to redeem when:

  1.Trading on the NYSE is restricted.

  2.The NYSE is closed (other than weekend and holiday closings).

  3.The SEC has permitted a suspension.

  4.An emergency exists.

The Statement of Additional Information offers more details about this process.

..You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

  ONE GROUP (R)      Privacy Policy





One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   .Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   .Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

   .Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   .Information we receive from you on applications or other forms, on our website, or through other means;

   .Information we receive from you through transactions, correspondence and other communications with us; and

   .Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies

--------------------------------------------------------------------------------


who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

  ONE GROUP (R)      Shareholder Information




VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS
Except for the Balanced Fund, the Equity Income Fund, the International Equity Index Fund, the Diversified International Fund, the Health Sciences Fund, and the Technology Fund, the Funds generally declare dividends on the last business day of each quarter. The Balanced Fund and the Equity Income Fund generally declare dividends on the last business day of the month. The International Equity Index Fund, the Diversified International Fund, the Health Sciences Fund, and the Technology Fund generally declare dividends on the last business day of each year. Dividends for the Funds are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

DIVIDEND REINVESTMENT
You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable," your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective

--------------------------------------------------------------------------------


upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-877-691-1118.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

TAXATION OF DISTRIBUTIONS
Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid). A Fund may produce taxable capital gains even if it does not have income to distribute and performance has been poor.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

TAXATION OF FOREIGN INVESTMENTS
With respect to the International Equity Index Fund and the Diversified International Fund, the Funds' investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Funds' investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.

TAXATION OF RETIREMENT PLANS
Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION
The Form 1099 that is mailed to eligible taxpayers in January details dividends and their federal tax category. Even though the Funds provide this information, you are

--------------------------------------------------------------------------------


responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER STATEMENTS AND REPORTS

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.

  ONE GROUP (R)      Management of One Group Mutual Funds



THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                        ANNUAL RATE
                                                      AS PERCENTAGE OF
     FUND                                         AVERAGE DAILY NET ASSETS
     One Group(R) Small Cap Growth Fund                     .74%
     ---------------------------------------------------------------------
     One Group(R) Small Cap Value Fund                      .74%
     ---------------------------------------------------------------------
     One Group(R) Mid Cap Growth Fund                       .66%
     ---------------------------------------------------------------------
     One Group(R) Mid Cap Value Fund                        .74%
     ---------------------------------------------------------------------
     One Group(R) Diversified Mid Cap Fund                  .74%
     ---------------------------------------------------------------------
     One Group(R) Large Cap Growth Fund                     .62%
     ---------------------------------------------------------------------
     One Group(R) Large Cap Value Fund                      .74%
     ---------------------------------------------------------------------
     One Group(R) Equity Income Fund                        .72%
     ---------------------------------------------------------------------
     One Group(R) Diversified Equity Fund                   .73%
     ---------------------------------------------------------------------
     One Group(R) Balanced Fund                             .51%
     ---------------------------------------------------------------------
     One Group(R) Equity Index Fund                         .11%
     ---------------------------------------------------------------------
     One Group(R) Market Expansion Index Fund               .08%
     ---------------------------------------------------------------------
     One Group(R) Health Sciences Fund                      .02%
     ---------------------------------------------------------------------
     One Group(R) Technology Fund                           .12%
     ---------------------------------------------------------------------
     One Group(R) International Equity Index Fund           .55%
     ---------------------------------------------------------------------
     One Group(R) Diversified International Fund            .75%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------



The Funds shown below have adopted investment advisory fee breakpoints. As a Fund's net assets increase above designated levels, the advisory fee rate applicable to that Fund decreases. Conversely, as net assets decrease below designated levels, the advisory fee rate increases. However, in no event will the advisory fee rate exceed .74% of a Fund's average daily net assets.

--------------------------------------------------------------------------------

                               FIRST     FOR THE NEXT FOR THE NEXT FOR ASSETS
                            $1.5 BILLION $500 MILLION $3.5 BILLION OVER $5.5
   FUND                      IN ASSETS    IN ASSETS    IN ASSETS    BILLION
   One Group(R) Small Cap
   Growth Fund                  .74%         .70%         .65%        .60%
   --------------------------------------------------------------------------
   One Group(R) Small Cap
   Value Fund                   .74%         .70%         .65%        .60%
   --------------------------------------------------------------------------
   One Group(R) Mid Cap
   Growth Fund                  .74%         .70%         .65%        .60%
   --------------------------------------------------------------------------
   One Group(R) Mid Cap
   Value Fund                   .74%         .70%         .65%        .60%
   --------------------------------------------------------------------------
   One Group(R) Diversified
   Mid Cap Fund                 .74%         .70%         .65%        .60%
   --------------------------------------------------------------------------
   One Group(R) Large Cap
   Growth Fund                  .74%         .70%         .65%        .60%
   --------------------------------------------------------------------------
   One Group(R) Large Cap
   Value Fund                   .74%         .70%         .65%        .60%
   --------------------------------------------------------------------------
   One Group(R) Equity
   Income Fund                  .74%         .70%         .65%        .60%
   --------------------------------------------------------------------------
   One Group(R) Diversified
   Equity Fund                  .74%         .70%         .65%        .60%
   --------------------------------------------------------------------------

THE FUND MANAGERS

The Funds are managed by teams of Fund managers, research analysts and other investment management professionals. For all the Funds, except the International Equity Index Fund, the Equity Index Fund, and the Market Expansion Index Fund, each team member makes recommendations about the securities in the Funds. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

  ONE GROUP (R)      Financial Highlights




The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                 YEAR ENDED JUNE 30,
SMALL CAP GROWTH FUND                --------------------------------------------
CLASS I                                2002     2001     2000     1999     1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $10.47   $12.97   $10.62   $12.05   $10.94
---------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)         (0.05)   (0.06)   (0.03)       --       --
  Net realized and unrealized gains
   (losses) from investments           (1.19)   (1.05)     3.26   (0.24)     2.44
---------------------------------------------------------------------------------
Total from Investment Activities       (1.24)   (1.11)     3.23   (0.24)     2.44
---------------------------------------------------------------------------------
Distributions:
  Net realized gains                       --   (1.39)   (0.88)   (1.19)   (1.33)
---------------------------------------------------------------------------------
Total Distributions                        --   (1.39)   (0.88)   (1.19)   (1.33)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $9.23   $10.47   $12.97   $10.62   $12.05
---------------------------------------------------------------------------------
Total Return                         (11.84)%  (9.00)%   32.26%  (0.72)%   23.58%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $376,910 $274,544 $253,626 $130,974 $114,951
  Ratio of expenses to average net
   assets                               1.05%    1.04%    1.05%    1.06%    1.06%
  Ratio of net investment income to
   average net assets                 (0.65)%  (0.59)%  (0.23)%    0.00%  (0.05)%
  Ratio of expenses to average net
   assets*                              1.06%    1.05%    1.06%    1.09%    1.09%
  Portfolio turnover(A)               119.33%  157.71%  163.03%  127.83%   83.77%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------


                                                                SIX MONTHS      YEAR ENDED
                                        YEAR ENDED JUNE 30,       ENDED        DECEMBER 31,
SMALL CAP VALUE FUND                 --------------------------  JUNE 30,    -----------------
CLASS I                                2002     2001     2000    1999(A)       1998     1997
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                $19.53   $13.74   $14.26    $15.02      $16.22   $13.80
----------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)           0.14     0.22     0.13    (0.02)      (0.07)   (0.05)
  Net realized and unrealized gains
   (losses) from investments             2.78     5.79   (0.53)    (0.66)      (0.60)     4.24
----------------------------------------------------------------------------------------------
Total from Investment Activities         2.92     6.01   (0.40)    (0.68)      (0.67)     4.19
----------------------------------------------------------------------------------------------
Distributions:
  Net investment income                (0.14)   (0.22)   (0.12)        --          --       --
  Net realized gains                   (1.12)       --       --    (0.08)      (0.46)   (1.77)
  In excess of net realized gains          --       --       --        --      (0.07)       --
----------------------------------------------------------------------------------------------
Total Distributions                    (1.26)   (0.22)   (0.12)    (0.08)      (0.53)   (1.77)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $21.19   $19.53   $13.74    $14.26      $15.02   $16.22
----------------------------------------------------------------------------------------------
Total Return                           15.76%   43.98%  (2.78)%   (4.48)%(B)  (4.11)%   30.60%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $629,011 $321,689 $179,923  $246,712    $276,754 $217,908
  Ratio of expenses to average net
   assets                               0.99%    0.96%    0.93%     0.94%(C)    0.94%    0.93%
  Ratio of net investment income
   to average net assets                0.73%    1.33%    0.83%   (0.35)%(C)  (0.48)%  (0.43)%
  Ratio of expenses to average net
   assets*                              1.01%    0.99%    1.05%     1.03%(C)    0.94%    0.93%
  Portfolio turnover(D)                39.91%   74.81%  146.46%    50.90%      42.39%   58.29%

                                                            YEAR ENDED JUNE 30,
MID CAP GROWTH FUND                         ----------------------------------------------------
CLASS I                                        2002       2001       2000       1999      1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $22.13     $29.73     $25.32     $22.51   $19.46
------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                  (0.11)     (0.15)     (0.10)     (0.07)   (0.07)
  Net realized and unrealized gains
   (losses) from investments                    (3.25)     (3.13)       8.59       5.58     5.70
------------------------------------------------------------------------------------------------
Total from Investment Activities                (3.36)     (3.28)       8.49       5.51     5.63
------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                             --         --         --         --       --
  Net realized gains                            (0.07)     (4.32)     (4.08)     (2.70)   (2.58)
------------------------------------------------------------------------------------------------
Total Distributions                             (0.07)     (4.32)     (4.08)     (2.70)   (2.58)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $18.70     $22.13     $29.73     $25.32   $22.51
------------------------------------------------------------------------------------------------
Total Return                                  (15.20)%   (13.54)%     36.65%     28.39%   31.11%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)         $1,313,208 $1,418,647 $1,624,824 $1,164,884 $868,901
  Ratio of expenses to average net assets        0.99%      0.99%      0.99%      0.99%    1.00%
  Ratio of net investment income to
   average net assets                          (0.57)%    (0.60)%    (0.38)%    (0.35)%  (0.36)%
  Ratio of expenses to average net assets*       1.07%      1.02%      0.99%      0.99%    1.00%
  Portfolio turnover(D)                         83.02%    127.02%    181.78%    141.46%  158.43%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Small Cap Opportunity Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------


                                                           YEAR ENDED JUNE 30,
MID CAP VALUE FUND                          --------------------------------------------------
CLASS I                                        2002       2001      2000      1999      1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $16.74     $13.44   $14.88     $16.90   $15.65
----------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                    0.08       0.12     0.12       0.13     0.14
  Net realized and unrealized gains
   (losses) from investments                    (0.05)       3.98   (0.14)       0.24     3.99
----------------------------------------------------------------------------------------------
Total from Investment Activities                  0.03       4.10   (0.02)       0.37     4.13
----------------------------------------------------------------------------------------------
Distributions:
  Net investment income                         (0.08)     (0.12)   (0.12)     (0.13)   (0.14)
  Net realized gains                            (1.36)     (0.68)   (1.30)     (2.26)   (2.74)
----------------------------------------------------------------------------------------------
Total Distributions                             (1.44)     (0.80)   (1.42)     (2.39)   (2.88)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $15.33     $16.74   $13.44     $14.88   $16.90
----------------------------------------------------------------------------------------------
Total Return                                     0.24%     31.55%    0.38%      3.82%   28.20%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)         $1,237,701 $1,180,092 $963,410 $1,057,827 $634,672
  Ratio of expenses to average net assets        0.97%      0.96%    0.97%      0.95%    0.96%
  Ratio of net investment income to
   average net assets                            0.57%      0.77%    0.93%      0.94%    0.85%
  Ratio of expenses to average net assets*       0.98%      0.97%    0.99%      0.96%    0.96%
  Portfolio turnover(A)                        101.29%    127.06%  110.43%    115.65%  106.41%

                                                             SIX MONTHS        YEAR ENDED
                                     YEAR ENDED JUNE 30,       ENDED          DECEMBER 31,
DIVERSIFIED MID CAP FUND          --------------------------  JUNE 30,    -----------------
CLASS I                             2002     2001     2000    1999 (B)      1998      1997
---------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $18.46   $21.69   $22.10    $20.46      $20.93   $17.61
----------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)        0.03     0.02     0.06    (0.01)      (0.01)   (0.01)
  Net realized and unrealized
   gains (losses) from
   investments                      (1.53)     1.33     2.59      1.70        0.93     4.88
----------------------------------------------------------------------------------------------
Total from Investment Activities    (1.50)     1.35     2.65      1.69        0.92     4.89
----------------------------------------------------------------------------------------------
Distributions:
  Net investment income             (0.02)   (0.03)   (0.05)        --          --   (0.01)
  Net realized gains                (0.88)   (4.55)   (3.01)    (0.05)      (1.39)   (1.56)
----------------------------------------------------------------------------------------------
Total Distributions                 (0.90)   (4.58)   (3.06)    (0.05)      (1.39)   (1.57)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $16.06   $18.46   $21.69    $22.10      $20.46   $20.93
----------------------------------------------------------------------------------------------
Total Return                       (8.35)%    6.13%   14.03%     8.32%(C)    4.61%   27.91%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000) $835,901 $890,096 $832,959  $987,059    $987,256 $803,670
Ratio of expenses to average net
 assets                              0.97%    0.93%    0.86%     0.90%(D)    0.90%    0.84%
Ratio of net investment income to
 average net assets                  0.15%    0.19%    0.24%   (0.09)%(D)  (0.08)%    0.05%
Ratio of expenses to average net
 assets*                             0.99%    0.97%    1.00%     0.97%(D)    0.90%    0.84%
Portfolio turnover(A)               37.08%   59.45%   70.01%    23.53%      26.89%   37.54%(E)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Mid Cap Opportunity Fund. (C) Not annualized. (D) Annualized. (E) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the redemptions in-kind. The redemptions in-kind for the Fund was approximately $4 million.

--------------------------------------------------------------------------------


                                                      YEAR ENDED JUNE 30,
LARGE CAP GROWTH FUND                ------------------------------------------------------
CLASS I                                 2002       2001       2000       1999       1998
---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $17.12     $26.68     $26.15     $22.71     $19.44
-------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)           (0.02)     (0.08)     (0.03)         --       0.04
  Net realized and unrealized gains
   (losses) from investments             (4.77)     (8.58)       3.90       5.80       6.13
-------------------------------------------------------------------------------------------
Total from Investment Activities         (4.79)     (8.66)       3.87       5.80       6.17
-------------------------------------------------------------------------------------------
Distributions:
  Net investment income                      --         --         --         --     (0.02)
  Net realized gains                         --     (0.90)     (3.34)     (2.36)     (2.88)
-------------------------------------------------------------------------------------------
Total Distributions                          --     (0.90)     (3.34)     (2.36)     (2.90)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $12.33     $17.12     $26.68     $26.15     $22.71
-------------------------------------------------------------------------------------------
Total Return                           (27.98)%   (33.56)%     15.30%     28.78%     35.75%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $1,540,526 $2,059,004 $3,118,107 $3,052,729 $1,510,521
  Ratio of expenses to average net
   assets                                 0.97%      0.93%      0.94%      0.96%      0.99%
  Ratio of net investment income
   to average net assets                (0.13)%    (0.38)%      0.12%      0.07%      0.21%
  Ratio of expenses to average net
   assets*                                1.07%      1.00%      0.94%      0.96%      0.99%
  Portfolio turnover(A)                  69.07%     73.36%    123.21%     86.34%    117.34%

                                                      YEAR ENDED JUNE 30,
LARGE CAP VALUE FUND                 ------------------------------------------------------
CLASS I                                 2002       2001       2000       1999       1998
---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $16.16     $15.50     $18.09     $16.70     $14.79
-------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)             0.09       0.11       0.13       0.18       0.21
  Net realized and unrealized gains
   (losses) from investments             (3.22)       1.05     (1.10)       2.44       2.84
-------------------------------------------------------------------------------------------
Total from Investment Activities         (3.13)       1.16     (0.97)       2.62       3.05
-------------------------------------------------------------------------------------------
Distributions:
  Net investment income                  (0.09)     (0.11)     (0.13)     (0.18)     (0.21)
  Net realized gains                     (0.17)     (0.39)     (1.49)     (1.05)     (0.93)
-------------------------------------------------------------------------------------------
Total Distributions                      (0.26)     (0.50)     (1.62)     (1.23)     (1.14)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $12.77     $16.16     $15.50     $18.09     $16.70
-------------------------------------------------------------------------------------------
Total Return                           (19.53)%      7.54%    (5.64)%     17.26%     21.46%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $1,161,684 $1,544,504 $1,474,666 $1,095,686   $792,649
  Ratio of expenses to average net
   assets                                 0.98%      0.96%      0.96%      0.95%      0.95%
  Ratio of net investment income
   to average net assets                  0.67%      0.69%      0.82%      1.15%      1.34%
  Ratio of expenses to average net
   assets*                                0.99%      0.96%      0.96%      0.95%      0.95%
  Portfolio turnover(A)                 125.65%    127.66%    131.95%     40.69%     47.35%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------


                                                     YEAR ENDED JUNE 30,
EQUITY INCOME FUND                   ----------------------------------------------------
CLASS I                                 2002       2001       2000       1999      1998
---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $19.42     $21.25     $24.50     $24.07   $21.93
-----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)             0.25       0.26       0.33       0.31     0.32
  Net realized and unrealized gains
   (losses) from investments             (2.01)       0.68     (2.32)       2.11     4.36
-----------------------------------------------------------------------------------------
Total from Investment Activities         (1.76)       0.94     (1.99)       2.42     4.68
-----------------------------------------------------------------------------------------
Distributions:
  Net investment income                  (0.24)     (0.25)     (0.32)     (0.31)   (0.31)
  Net realized gains                     (1.06)     (2.52)     (0.94)     (1.68)   (2.23)
-----------------------------------------------------------------------------------------
Total Distributions                      (1.30)     (2.77)     (1.26)     (1.99)   (2.54)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $16.36     $19.42     $21.25     $24.50   $24.07
-----------------------------------------------------------------------------------------
Total Return                            (9.64)%      4.26%    (8.34)%     11.29%   23.18%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)    $332,490   $439,755   $584,810 $1,120,181 $691,878
  Ratio of expenses to average net
   assets                                 0.99%      0.98%      0.91%      0.91%    1.00%
  Ratio of net investment income
   to average net assets                  1.39%      1.25%      1.44%      1.40%    1.39%
  Ratio of expenses to average net
   assets*                                1.01%      1.00%      1.01%      0.98%    1.00%
  Portfolio turnover(A)                  17.03%     13.44%     15.82%     16.22%   14.64%

                                                     YEAR ENDED JUNE 30,
DIVERSIFIED EQUITY FUND              ----------------------------------------------------
CLASS I                                 2002       2001       2000       1999      1998
-----------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $12.95     $15.05     $15.19     $13.51   $11.51
-----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)             0.05       0.03       0.03       0.05     0.08
  Net realized and unrealized gains
   (losses) from investments             (2.45)     (1.86)       0.72       2.52     3.36
-----------------------------------------------------------------------------------------
Total from Investment Activities         (2.40)     (1.83)       0.75       2.57     3.44
-----------------------------------------------------------------------------------------
Distributions:
  Net investment income                  (0.05)     (0.03)     (0.02)     (0.05)   (0.08)
  Net realized gains                     (0.04)     (0.24)     (0.87)     (0.84)   (1.36)
-----------------------------------------------------------------------------------------
Total Distributions                      (0.09)     (0.27)     (0.89)     (0.89)   (1.44)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $10.46     $12.95     $15.05     $15.19   $13.51
-----------------------------------------------------------------------------------------
Total Return                           (18.61)%   (12.37)%      5.23%     20.72%   32.26%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $1,528,790 $1,742,023 $1,895,968 $2,089,940 $630,340
  Ratio of expenses to average net
   assets                                 0.98%      0.95%      0.95%      0.95%    0.98%
  Ratio of net investment income
   to average net assets                  0.46%      0.26%      0.20%      0.42%    0.66%
  Ratio of expenses to average net
   assets*                                0.99%      0.96%      0.95%      0.95%    0.98%
  Portfolio turnover(A)                  14.29%     21.92%     37.98%     50.82%   62.37%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------



                                                     YEAR ENDED JUNE 30,
BALANCED FUND                        ----------------------------------------------------
CLASS I                                 2002       2001       2000       1999      1998
----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $13.14     $13.99     $14.13     $13.80   $12.98
-----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)             0.32       0.36       0.40       0.34     0.40
  Net realized and unrealized gains
   (losses) from investments             (1.49)     (0.86)       0.38       1.28     2.24
-----------------------------------------------------------------------------------------
Total from Investment Activities         (1.17)     (0.50)       0.78       1.62     2.64
-----------------------------------------------------------------------------------------
Distributions:
  Net investment income                  (0.32)     (0.35)     (0.39)     (0.34)   (0.39)
  Net realized gains                         --         --     (0.53)     (0.95)   (1.43)
-----------------------------------------------------------------------------------------
Total Distributions                      (0.32)     (0.35)     (0.92)     (1.29)   (1.82)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $11.65     $13.14     $13.99     $14.13   $13.80
-----------------------------------------------------------------------------------------
Total Return                            (9.05)%    (3.61)%      5.74%     12.74%   22.12%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)     $60,442    $84,588   $139,496   $229,008 $105,243
  Ratio of expenses to average net
   assets                                 0.89%      0.89%      0.88%      0.85%    0.85%
  Ratio of net investment income to
   average net assets                     2.52%      2.56%      2.81%      2.59%    3.03%
  Ratio of expenses to average net
   assets*                                1.04%      1.01%      0.98%      0.95%    1.03%
  Portfolio turnover(A)                  24.92%     37.61%     57.08%     85.81%   46.04%

                                                     YEAR ENDED JUNE 30,
EQUITY INDEX FUND                    ----------------------------------------------------
CLASS I                                 2002       2001       2000       1999      1998
----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $27.96     $33.21     $31.79     $27.16   $21.80
-----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)             0.28       0.27       0.31       0.31     0.33
  Net realized and unrealized gains
   (losses) from investments             (5.36)     (5.26)       1.86       5.54     5.98
-----------------------------------------------------------------------------------------
Total from Investment Activities         (5.08)     (4.99)       2.17       5.85     6.31
-----------------------------------------------------------------------------------------
Distributions:
  Net investment income                  (0.28)     (0.26)     (0.30)     (0.30)   (0.32)
  Net realized gains                         --         --     (0.45)     (0.92)   (0.63)
-----------------------------------------------------------------------------------------
Total Distributions                      (0.28)     (0.26)     (0.75)     (1.22)   (0.95)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $22.60     $27.96     $33.21     $31.79   $27.16
-----------------------------------------------------------------------------------------
Total Return                           (18.24)%   (15.05)%      6.86%     22.50%   29.73%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $1,663,601 $1,742,852 $1,987,505 $1,855,947 $671,422
  Ratio of expenses to average net
   assets                                 0.35%      0.35%      0.35%      0.35%    0.35%
  Ratio of net investment income to
   average net assets                     1.10%      0.89%      0.95%      1.14%    1.37%
  Ratio of expenses to average net
   assets*                                0.60%      0.58%      0.57%      0.57%    0.62%
  Portfolio turnover(A)                   6.68%      9.72%      7.89%      5.37%    4.32%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------


                                                             SIX MONTHS    JULY 31,
                                       YEAR ENDED JUNE 30,     ENDED       1998 TO
MARKET EXPANSION INDEX               -----------------------  JUNE 30,   DECEMBER 31,
FUND CLASS I                          2002    2001    2000    1999(A)      1998(B)
---------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                $8.82   $9.07  $10.63   $10.52       $10.00
-------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)          0.04    0.06    0.07     0.03         0.03
  Net realized and unrealized gains
   (losses) from investments          (0.19)    0.70    1.15     0.40         0.93
  Capital contributions from
   Investment Advisor                     --      --    0.02       --           --
-------------------------------------------------------------------------------------
  Total from Investment Activities    (0.15)    0.76    1.24     0.43         0.96
-------------------------------------------------------------------------------------
Distributions:
  Net investment income               (0.03)  (0.05)  (0.07)   (0.03)       (0.03)
  Net realized gains                  (0.04)  (0.96)  (2.73)   (0.29)       (0.41)
-------------------------------------------------------------------------------------
Total Distributions                   (0.07)  (1.01)  (2.80)   (0.32)       (0.44)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $8.60   $8.82   $9.07   $10.63       $10.52
-------------------------------------------------------------------------------------
Total Return                         (1.78)%   8.84%  14.30%    4.54%(C)     9.91%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $42,115 $31,337 $28,699  $28,871      $27,483
  Ratio of expenses to average net
   assets                              0.57%   0.57%   0.57%    0.57%(D)     0.56%(D)
  Ratio of net investment income to
   average net assets                  0.44%   0.61%   0.72%    0.68%(D)     0.75%(D)
  Ratio of expenses to average net
   assets*                             0.90%   0.85%   0.95%    0.97%(D)     1.12%(D)
  Portfolio turnover(E)               73.63%  36.68%  64.29%   36.50%       20.18%

                                                                 YEAR    JULY 28,
                                                                ENDED    2000 TO
TECHNOLOGY FUND                                                JUNE 30,  JUNE 30,
CLASS I                                                          2002    2001(B)
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $5.91   $10.00
-----------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                   (0.05)   (0.04)
  Net realized and unrealized gains (losses) from investments    (2.28)   (4.05)
-----------------------------------------------------------------------------------
Total from Investment Activities                                 (2.33)   (4.09)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $3.58    $5.91
-----------------------------------------------------------------------------------
Total Return                                                   (39.42)% (40.90)%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                              $2,524   $3,509
  Ratio of expenses to average net assets                         1.30%    1.30%(D)
  Ratio of net investment income to average net assets          (1.03)%  (0.98)%(D)
  Ratio of expenses to average net assets*                        2.20%    2.14%
  Portfolio turnover(E)                                          33.74%   76.53%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Market Expansion Index Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.
 (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------


                                                                          MARCH 23,
                                                               YEAR ENDED  2001 TO
HEALTH SCIENCES FUND                                            JUNE 30,  JUNE 30,
CLASS I                                                           2002     2001(A)
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.71     $10.00
-------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    (0.19)    (0.02)
  Net realized and unrealized gains (losses) from investments     (2.60)      1.73
-------------------------------------------------------------------------------------
Total from Investment Activities                                  (2.79)      1.71
-------------------------------------------------------------------------------------
Distributions:
  Net Realized Gains                                              (0.04)        --
-------------------------------------------------------------------------------------
Total Distributions                                               (0.04)        --
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $8.88     $11.71
-------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge, except Class I shares)     (23.92%)    17.10%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                                $276     $1,080
  Ratio of expenses to average net assets                         1.35%      1.35%(C)
  Ratio of net investment income to average net assets          (0.61)%    (0.51)%(C)
  Ratio of expenses to average net assets*                        2.37%      5.10%(C)
  Portfolio turnover(D)                                           67.68      2.34%

                                                        YEAR ENDED JUNE 30,
INTERNATIONAL EQUITY INDEX                  --------------------------------------------
FUND CLASS I                                  2002     2001     2000     1999     1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $16.08   $21.65   $18.63   $17.97   $16.89
----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                  0.13     0.22     0.14     0.19     0.21
  Net realized and unrealized gains
   (losses) from investments                  (1.99)   (5.55)     3.22     1.71     1.32
----------------------------------------------------------------------------------------
Total from Investment Activities              (1.86)   (5.33)     3.36     1.90     1.53
----------------------------------------------------------------------------------------
Distributions:
  Net investment income                       (0.12)   (0.19)   (0.05)   (0.39)   (0.02)
  Net realized gains                              --   (0.05)   (0.29)   (0.85)   (0.43)
----------------------------------------------------------------------------------------
Total Distributions                           (0.12)   (0.24)   (0.34)   (1.24)   (0.45)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $14.10   $16.08   $21.65   $18.63   $17.97
----------------------------------------------------------------------------------------
Total Return                                (11.55)% (24.77)%   18.09%   11.27%    9.54%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)         $564,207 $639,028 $795,657 $657,902 $586,741
  Ratio of expenses to average net assets      0.87%    0.83%    0.86%    0.85%    0.88%
  Ratio of net investment income to
   average net assets                          0.79%    1.21%    0.66%    1.03%    1.29%
  Ratio of expenses to average net assets*     0.87%    0.85%    0.86%    0.85%    0.88%
  Portfolio turnover(D)                       13.60%    6.75%   13.85%   33.99%    9.90%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------



                                                           SIX MONTHS      YEAR ENDED
DIVERSIFIED                        YEAR ENDED JUNE 30,       ENDED        DECEMBER 31,
INTERNATIONAL FUND              --------------------------  JUNE 30,    -----------------
CLASS I                           2002     2001     2000    1999(A)       1998     1997
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $13.14   $17.97   $15.13    $13.93      $12.14   $11.79
-----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)    (0.02)     0.16     0.11      0.11        0.14     0.10
  Net realized and unrealized
   gains (losses) from
   investments                    (1.13)   (4.60)     3.06      1.09        1.85     0.37
-----------------------------------------------------------------------------------------
Total from Investment
 Activities                       (1.15)   (4.44)     3.17      1.20        1.99     0.47
-----------------------------------------------------------------------------------------
Distributions:
  Net investment income           (0.12)   (0.09)   (0.15)        --      (0.15)   (0.12)
  Net realized gains                  --   (0.30)   (0.18)        --      (0.05)       --
-----------------------------------------------------------------------------------------
Total Distributions               (0.12)   (0.39)   (0.33)        --      (0.20)   (0.12)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $11.87   $13.14   $17.97    $15.13      $13.93   $12.14
-----------------------------------------------------------------------------------------
Total Return                     (8.75)% (25.13)%   20.97%     8.61%(B)   16.43%    3.98%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of
   period (000)                 $795,180 $790,431 $851,758  $599,310    $569,522 $487,986
  Ratio of expenses to average
   net assets                      1.05%    1.05%    1.05%     1.06%(C)    1.09%    1.10%
  Ratio of net investment
   income to average net
   assets                          0.73%    1.18%    0.62%     1.59%(C)    1.04%    1.05%
  Ratio of expenses to average
   net assets*                     1.11%    1.07%    1.08%     1.09%(C)    1.09%    1.10%
  Portfolio turnover(D)          266.10%   29.92%   17.05%     2.96%       8.50%    3.56%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus International Equity Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

  ONE GROUP (R)      Appendix A
----------------------------------------




INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                 FUND NAME   FUND CODE
          One Group(R) Small Cap Growth Fund     1
------------------------------------------------------
           One Group(R) Small Cap Value Fund     2
------------------------------------------------------
            One Group(R) Mid Cap Growth Fund     3
------------------------------------------------------
             One Group(R) Mid Cap Value Fund     4
------------------------------------------------------
       One Group(R) Diversified Mid Cap Fund     5
------------------------------------------------------
          One Group(R) Large Cap Growth Fund     6
------------------------------------------------------
           One Group(R) Large Cap Value Fund     7
------------------------------------------------------
             One Group(R) Equity Income Fund     8
------------------------------------------------------
        One Group(R) Diversified Equity Fund     9
------------------------------------------------------
                  One Group(R) Balanced Fund    10
------------------------------------------------------
              One Group(R) Equity Index Fund    11
------------------------------------------------------
    One Group(R) Market Expansion Index Fund    12
------------------------------------------------------
           One Group(R) Health Sciences Fund    13
------------------------------------------------------
                One Group(R) Technology Fund    14
------------------------------------------------------
One Group(R) International Equity Index Fund    15
------------------------------------------------------
 One Group(R) Diversified International Fund    16
------------------------------------------------------

--------------------------------------------------------------------------------


                                                               FUND   RISK
  INSTRUMENT                                                   CODE   TYPE
  ---------------------------------------------------------------------------
  U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and   1-16 Market
  CUBES.
  ---------------------------------------------------------------------------
  Treasury Receipts: TRs, TIGRs and CATS.                      1-16 Market
  ---------------------------------------------------------------------------
  U.S. Government Agency Securities: Securities issued by      1-16 Market
  agencies and instrumentalities of the U.S. government.            Credit
  These include Ginnie Mae, Fannie Mae and Freddie Mac.
  ---------------------------------------------------------------------------
  Certificates of Deposit: Negotiable instruments with a       1-16 Market
  stated maturity.                                                  Credit
                                                                    Liquidity
  ---------------------------------------------------------------------------
  Time Deposits: Non-negotiable receipts issued by a bank      1-16 Liquidity
  in exchange for the deposit of funds.                             Credit
                                                                    Market
  ---------------------------------------------------------------------------
  Common Stock: Shares of ownership of a company.              1-16 Market
  ---------------------------------------------------------------------------
  Repurchase Agreements: The purchase of a security and        1-16 Credit
  the simultaneous commitment to return the security to             Market
  the seller at an agreed upon price on an agreed upon date.        Liquidity
  This is treated as a loan.
  ---------------------------------------------------------------------------
  Reverse Repurchase Agreements: The sale of a security and    1-16 Market
  the simultaneous commitment to buy the security back              Leverage
  at an agreed upon price on an agreed upon date. This is
  treated as a borrowing by a Fund.
  ---------------------------------------------------------------------------
  Securities Lending: The lending of up to 33 1/3% of the      1-16 Credit
  Fund's total assets. In return, the Fund will receive cash,       Market
  other securities and/or letters of credit as collateral.          Leverage
  ---------------------------------------------------------------------------
  When-Issued Securities and Forward Commitments:              1-16 Market
  Purchase or contract to purchase securities at a fixed price      Leverage
  for delivery at a future date.                                    Liquidity
                                                                    Credit
  ---------------------------------------------------------------------------
  Investment Company Securities: Shares of other mutual        1-16 Market
  funds, including One Group money market funds and
  shares of other money market funds for which Banc One
  Investment Advisors or its affiliates serve as investment
  advisor or administrator. Banc One Investment Advisors
  will waive certain fees when investing in funds for which
  it serves as investment advisor, to the extent required by law.
  ---------------------------------------------------------------------------
  Convertible Securities: Bonds or preferred stock that can    1-16 Market
  convert to common stock.                                          Credit
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                              FUND    RISK
   INSTRUMENT                                                 CODE    TYPE
   --------------------------------------------------------------------------
   Call and Put Options: A call option gives the buyer        1-16 Management
   the right to buy, and obligates the seller of the option        Liquidity
   to sell, a security at a specified price at a future date.      Credit
   A put option gives the buyer the right to sell, and             Market
   obligates the seller of the option to buy, a security at        Leverage
   a specified price at a future date. The Funds will sell
   only covered call and secured put options.
   --------------------------------------------------------------------------
   Futures and Related Options: A contract providing for      1-16 Management
   the future sale and purchase of a specified amount of           Market
   a specified security, class of securities, or an index at       Credit
   a specified time in the future and at a specified price.        Liquidity
                                                                   Leverage
   --------------------------------------------------------------------------
   Real Estate Investment Trusts ("REITs"): Pooled            1-16 Liquidity
   investment vehicles that invest primarily in income             Management
   producing real estate or real estate related loans or           Market
   interest.                                                       Regulatory
                                                                   Tax
                                                                   Prepayment
   --------------------------------------------------------------------------
   Bankers' Acceptances: Bills of exchange or time drafts     1-16 Credit
   drawn on and accepted by a commercial bank.                     Liquidity
   Maturities are generally six months or less.                    Market
   --------------------------------------------------------------------------
   Commercial Paper: Secured and unsecured short-             1-16 Credit
   term promissory notes issued by corporations and                Liquidity
   other entities. Maturities generally vary from a few            Market
   days to nine months.
   --------------------------------------------------------------------------
   Foreign Securities: Securities issued by foreign           1-16 Market
   companies, as well as commercial paper of foreign               Political
   issuers and obligations of foreign banks, overseas              Liquidity
   branches of U.S. banks and supranational entities.              Foreign
   Includes American Depositary Receipts, Global                   Investment
   Depositary Receipts, European Depositary Receipts
   and American Depositary Securities.
   --------------------------------------------------------------------------
   Restricted Securities: Securities not registered under     1-16 Liquidity
   the Securities Act of 1933, such as privately placed            Market
   commercial paper and Rule 144A securities.
   --------------------------------------------------------------------------
   Variable and Floating Rate Instruments: Obligations        1-16 Credit
   with interest rates which are reset daily, weekly,              Liquidity
   quarterly or some other period and which may be                 Market
   payable to the Fund on demand.
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                           FUND       RISK
   INSTRUMENT                                              CODE       TYPE
   --------------------------------------------------------------------------
   Rights and Warrants: Securities, typically issued         1, 2, Market
   with preferred stock or bonds, that give the holder        5-7, Credit
   the right to buy a proportionate amount of                 9-16
   common stock at a specified price.
   --------------------------------------------------------------------------
   Preferred Stock: A class of stock that generally pays      1-16 Market
   a dividend at a specified rate and has preference
   over common stock in the payment of dividends
   and in liquidation.
   --------------------------------------------------------------------------
   Mortgage-Backed Securities: Debt obligations          2, 5, 10, Prepayment
   secured by real estate loans and pools of loans.         14, 16 Market
   These include collateralized mortgage obligations               Credit
   ("CMOs") and Real Estate Mortgage Investment                    Regulatory
   Conduits ("REMICs").
   --------------------------------------------------------------------------
   Corporate Debt Securities: Corporate bonds and           6, 10, Market
   non- convertible debt securities.                        13, 14 Credit
   --------------------------------------------------------------------------
   Demand Features: Securities that are subject to              10 Market
   puts and standby commitments to purchase the                    Liquidity
   securities at a fixed price (usually with accrued               Management
   interest) within a fixed period of time following
   demand by a Fund.
   --------------------------------------------------------------------------
   Asset-Backed Securities: Securities secured by        2, 5, 10, Prepayment
   company receivables, home equity loans, truck                16 Market
   and auto loans, leases, credit card receivables and             Credit
   other securities backed by other types of                       Regulatory
   receivables or other assets.
   --------------------------------------------------------------------------
   Mortgage Dollar Rolls: A transaction in which a       2, 5, 10, Prepayment
   Fund sells securities for delivery in a current              16 Market
   month and simultaneously contracts with the                     Regulatory
   same party to repurchase similar but not identical
   securities on a specified future date.
   --------------------------------------------------------------------------
   Adjustable Rate Mortgage Loans ("ARMs"): Loans in            10 Prepayment
   a mortgage pool that provide for a fixed initial                Market
   mortgage interest rate for a specified period of                Credit
   time, after which the rate may be subject to                    Regulatory
   periodic adjustments.
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                          FUND       RISK
    INSTRUMENT                                            CODE       TYPE
    ------------------------------------------------------------------------
    Swaps, Caps and Floors: A Fund may enter into            1-16 Management
    these transactions to manage its exposure to                  Credit
    changing interest rates and other factors. Swaps              Liquidity
    involve an exchange of obligations by two                     Market
    parties. Caps and floors entitle a purchaser to a
    principal amount from the seller of the cap or
    floor to the extent that a specified index exceeds
    or falls below a predetermined interest rate or
    amount.
    ------------------------------------------------------------------------
    New Financial Products: New options and futures          1-16 Management
    contracts and other financial products continue               Credit
    to be developed and the Funds may invest in                   Market
    such options, contracts and products.                         Liquidity
    ------------------------------------------------------------------------
    Structured Instruments: Debt securities issued by   1-10, 12, Market
    agencies and instrumentalities of the U.S.         13, 15, 16 Liquidity
    government, banks, municipalities, corporations               Management
    and other businesses whose interest and/or                    Credit
    principal payments are indexed to foreign                     Foreign
    currency exchange rates, interest rates, or one or            Investment
    more other referenced indices.
    ------------------------------------------------------------------------
    Municipal Bonds: Securities issued by a state or           10 Market
    political subdivision to obtain funds for various             Credit
    public purposes. Municipal bonds include private              Political
    activity bonds and industrial development                     Tax
    bonds, as well as General Obligation Notes, Tax               Regulatory
    Anticipation Notes, Bond Anticipation Notes,
    Revenue Anticipation Notes, Project Notes, other
    short-term tax-exempt obligations, municipal
    leases and obligations of municipal housing
    authorities and single family revenue bonds.
    ------------------------------------------------------------------------
    Obligations of Supranational Agencies:              2, 5, 10, Credit
    Obligations of supranational agencies which are    13, 15, 16 Foreign
    chartered to promote economic development and                 Investment
    are supported by various governments and
    governmental agencies.
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                          FUND        RISK
  INSTRUMENT                                              CODE        TYPE
  ----------------------------------------------------------------------------
  Currency Futures and Related Options: The Funds           15, 16 Management
  may engage in transactions in financial futures                  Liquidity
  and related options, which are generally                         Credit
  described above. The Funds will enter into these                 Market
  transactions in foreign currencies for hedging                   Political
  purposes only.                                                   Leverage
                                                                   Foreign
                                                                   Investment
  ----------------------------------------------------------------------------
  Forward Foreign Exchange Transactions:                    15, 16 Management
  Contractual agreement to purchase or sell one                    Liquidity
  specified currency for another currency at a                     Credit
  specified future date and price. The Funds will                  Market
  enter into forward foreign exchange                              Political
  transactions for hedging purposes only.                          Leverage
                                                                   Foreign
                                                                   Investment
  ----------------------------------------------------------------------------
  Exchange-Traded Funds: Ownership in unit                    1-16 Market
  investment trusts, depositary receipts, and
  other pooled investment vehicles that hold a
  portfolio of securities or stocks designed to track
  the price performance and dividend yield of a
  particular broad based, sector or international
  index. Exchange-traded funds or ETFs include a
  wide range of investments such as iShares,
  Standard & Poor's Depository Receipts ("SPDRs"),
  and NASDAQ 100's. The Equity Index Fund
  invests only in SPDRs and other ETFs that track
  the S&P 500.
  ----------------------------------------------------------------------------
  Zero Coupon Debt Securities: Bonds and other        2, 5, 10, 16 Credit
  debt that pay no interest, but are issued at a                   Market
  discount from their value at maturity. When                      Zero Coupon
  held to maturity, their entire return equals the
  difference between their issue price and their
  maturity value.
  ----------------------------------------------------------------------------
  Zero-Fixed-Coupon Debt Securities: Zero coupon                10 Credit
  debt securities that convert on a specified date to              Market
  interest bearing debt securities.                                Zero Coupon
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                            FUND    RISK
    INSTRUMENT                                              CODE    TYPE
    -----------------------------------------------------------------------
    Stripped Mortgage-Backed Securities: Derivative multi-   10  Prepayment
    class mortgage securities usually structured with two        Market
    classes of shares that receive different proportions of      Credit
    the interest and principal from a pool of mortgage-          Regulatory
    backed obligations. These include IOs and POs.
    -----------------------------------------------------------------------
    Inverse Floating Rate Instruments: Floating rate debt    10  Market
    instruments with interest rates that reset in the            Leverage
    opposite direction from the market rate of interest to       Credit
    which the inverse floater is indexed.
    -----------------------------------------------------------------------
    Loan Participations and Assignments: Participations in,  10  Credit
    or assignments of all or a portion of loans to               Political
    corporations or to governments, including                    Liquidity
    governments of less developed countries ("LDCs").            Foreign
                                                                 Investment
                                                                 Market
    -----------------------------------------------------------------------
    Fixed Rate Mortgage Loans: Investment in fixed rate      10  Credit
    mortgage loans or mortgage pools which bear simple           Prepayment
    interest at fixed annual rates and have short- to long-      Regulatory
    term final maturities.                                       Market
    -----------------------------------------------------------------------
    Short-Term Funding Agreements: Funding agreements        10  Credit
    issued by banks and highly rated U.S. insurance              Liquidity
    companies such as Guaranteed Investment Contracts            Market
    ("GICs") and Bank Investment Contracts ("BICs").
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

..Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

..Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

..Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

..Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

..Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates.

--------------------------------------------------------------------------------


 A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

..Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

..Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

..Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e. premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

..Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

..Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

--------------------------------------------------------------------------------


If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118, or by writing the Funds at:

  ONE GROUP(R) MUTUAL FUNDS
  1111 POLARIS PARKWAY
  COLUMBUS, OHIO 43271-1235

  OR VISITING

  WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


TOG-I-120(11/02)
[LOGO] ONE 1 GROUP/r/ Mutual Funds

Municipal Bond Funds

P R O S P E C T U S

November 1, 2002

Class A Shares
Class B Shares
Class C Shares

[LOGO] ONE GROUP(R)

One Group(R) Short-Term Municipal Bond Fund
One Group(R) Intermediate Tax-Free Bond Fund
One Group(R) Tax-Free Bond Fund
One Group(R) Municipal Income Fund
One Group(R) Arizona Municipal Bond Fund
One Group(R) Kentucky Municipal Bond Fund
One Group(R) Louisiana Municipal Bond Fund
One Group(R) Michigan Municipal Bond Fund
One Group(R) Ohio Municipal Bond Fund
One Group(R) West Virginia Municipal Bond Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF
   CONTENTS

FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
       One Group Short-Term Municipal Bond Fund    1
                                                -----
      One Group Intermediate Tax-Free Bond Fund    5
                                                -----
                   One Group Tax-Free Bond Fund    10
                                                -----
                One Group Municipal Income Fund    14
                                                -----
          One Group Arizona Municipal Bond Fund    18
                                                -----
         One Group Kentucky Municipal Bond Fund    23
                                                -----
        One Group Louisiana Municipal Bond Fund    28
                                                -----
         One Group Michigan Municipal Bond Fund    33
                                                -----
             One Group Ohio Municipal Bond Fund    38
                                                -----
    One Group West Virginia Municipal Bond Fund    43
                                                -----


           MORE ABOUT THE FUNDS
Principal Investment Strategies    48
                                -----
               Investment Risks    51
                                -----
              Portfolio Quality    52
                                -----
  Temporary Defensive Positions    52
                                -----
             Portfolio Turnover    53
                                -----


HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares    54
                                               -----
                                 Sales Charges    58
                                               -----
           Sales Charge Reductions and Waivers    61
                                               -----
                        Exchanging Fund Shares    63
                                               -----
                         Redeeming Fund Shares    65
                                               -----


PRIVACY POLICY    68
               -----


           SHAREHOLDER INFORMATION
                     Voting Rights    70
                                   -----
                 Dividend Policies    70
                                   -----
     Tax Treatment of Shareholders    71
                                   -----
Shareholder Statements and Reports    73
                                   -----


MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor    74
                                     -----
                   The Fund Managers    74
                                     -----


            FINANCIAL HIGHLIGHTS    75
                                 -----
APPENDIX A: INVESTMENT PRACTICES    86
                                 -----


                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Short-Term Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund's main investment strategies?

The Fund invests in a portfolio of municipal bonds with an average weighted maturity of three years or less. From time to time, a significant portion of the Fund's total assets may be invested in municipal housing authority obligations. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Short-Term Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies.

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if

--------------------------------------------------------------------------------
                                        1

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Short-Term Municipal Bond Fund

rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
                                      2

         ------------------



Short-Term Municipal Bond Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1999   2000   2001
-----  -----  -----
0.84%  5.48%  4.85%
/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 4.88%.

--------------------------------------------------------------------------------
Best Quarter:  1.90%  4Q2000      Worst Quarter:  -0.30%  2Q1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                                       DATE OF CLASS                         SINCE 5/4/98
Class A                                    5/4/98
  Return Before Taxes                                 1.70%   NA       NA        3.19%
  Return After Taxes on Distributions                 1.69%   NA       NA        3.18%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            2.49%   NA       NA        3.29%
-----------------------------------------------------------------------------------------
Class B - Return Before Taxes              5/4/98     1.41%   NA       NA        3.26%
-----------------------------------------------------------------------------------------
Class C - Return Before Taxes             11/1/01     4.04%   NA       NA        3.31%
-----------------------------------------------------------------------------------------
Lehman Brothers Short Municipal Bond Index/2/
(no deduction for fees, expenses or taxes)            6.26%   NA       NA        5.13%
-----------------------------------------------------------------------------------------
Lipper Short-Term Municipal Debt Fund Index/3/
(no deduction for sales charges or taxes)             4.79%   NA       NA        4.09%
-----------------------------------------------------------------------------------------

/1/ The above-quoted performance data includes the performance of the Pegasus
    Short Municipal Bond Fund for the period before it was consolidated with One Group Short-Term Municipal Bond Fund on March 22, 1999. Historical performance shown for Class C prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with short-term maturities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper Short-Term Municipal Debt Fund Index consists of funds that invest in municipal debt issues with dollar-weighted average maturities of one to three years.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        3

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Short-Term Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       3.00%      NONE    NONE
-----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                    NONE/2/  3.00%    NONE
-----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                          NONE      NONE    NONE
-----------------------------------------------------------------------------------------------
Exchange Fee                                                            NONE      NONE    NONE
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Investment Advisory Fees                                                .60%      .60%    .60%
-----------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                              .35%     1.00%   1.00%
-----------------------------------------------------------------------------------------------
Other Expenses                                                          .21%      .21%    .21%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   1.16%     1.81%   1.81%
-----------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                             (.36%)    (.51%)  (.51%)
-----------------------------------------------------------------------------------------------
Net Expenses                                                            .80%     1.30%   1.30%
-----------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .75% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .80% for Class A shares, to 1.30% for Class B shares and to 1.30% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                         CLASS A  CLASS B/2/   CLASS B/2/  CLASS C

                                                   ASSUMING    ASSUMING NO
                                                 REDEMPTION AT REDEMPTION
                                                  THE END OF
                                                  EACH PERIOD
----------------------------------------------------------------------------------
1 Year/1/                                $  379     $  432       $  132    $  132
----------------------------------------------------------------------------------
3 Years                                     623        720          520       520
----------------------------------------------------------------------------------
5 Years                                     885        932          932       932
----------------------------------------------------------------------------------
10 Years                                  1,636      1,751        1,751     2,085
----------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

            Class A                                            $415
            Class B (with redemption)                          $484
            Class B (no redemption)                            $184
            Class C                                            $184

/2/Class B shares automatically convert to Class A shares after six (6) years.
   Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      4

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Intermediate Tax-Free Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income taxes consistent with prudent investment management and the preservation of capital.

What are the Fund's main investment strategies?

The Fund invests primarily in a portfolio of municipal bonds with an average weighted maturity of between three and 10 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Intermediate Tax-Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 20% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will

--------------------------------------------------------------------------------
                                        5

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Intermediate Tax-Free Bond Fund

decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      6

         ------------------



Intermediate Tax-Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992   1993    1994    1995   1996   1997   1998    1999   2000   2001
-----  -----  ------  ------  -----  -----  -----  ------  -----  -----
7.38%  9.36%  -4.17%  12.97%  4.03%  7.93%  5.75%  -2.57%  8.87%  4.19%

/1/For the period from January 1, 2001, through September 30, 2001, the Fund's total return was 9.49%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  5.18%  1Q1995      Worst Quarter:  -4.70%  1Q1994
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        7

         ONE GROUP(R)

         -----------------------------------------------------------------------




FUND SUMMARY

Intermediate Tax-Free Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS   PERFORMANCE
                                       DATE OF CLASS                           SINCE 9/4/90
Class A                                   2/18/92
  Return Before Taxes                                -0.51%  3.80%    4.76%        5.35%
  Return After Taxes on Distributions                -0.51%  3.67%    4.64%        5.24%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            1.34%  3.87%    4.68%        5.21%
-------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/14/94    -1.45%  3.78%    4.54%/5/     5.08%/5/
-------------------------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal Bond Index/2/
( no deduction for fees, expenses or taxes)           5.18%  5.56%    6.12%        6.78%
-------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Municipal Bond Index/3/     5.27%  5.83%       *            *
-------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Fund Index/4/
(no deduction for sales charges or taxes)             4.80%  4.96%    5.50%        6.15%
-------------------------------------------------------------------------------------------

/1/ Historical performance shown for Classes A and B prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. by contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/ The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax- exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/ The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
/5/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*  Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      8

         ------------------



Intermediate Tax-Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       4.50%      NONE    NONE
-----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                    NONE/2/  5.00%   1.00%
-----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                          NONE      NONE    NONE
-----------------------------------------------------------------------------------------------
Exchange Fee                                                            NONE      NONE    NONE
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Investment Advisory Fees                                                .60%      .60%    .60%
-----------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                              .35%     1.00%   1.00%
-----------------------------------------------------------------------------------------------
Other Expenses                                                          .18%      .18%    .18%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   1.13%     1.78%   1.78%
-----------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                             (.28%)    (.28%)  (.28%)
-----------------------------------------------------------------------------------------------
Net Expenses                                                            .85%     1.50%   1.50%
-----------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/ or reimburse expenses to limit total annual fund operating expenses to .85% for Class A shares, to 1.50% for Class B shares and to 1.50% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                          CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                                    ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                                  REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                                   THE END OF                THE END OF
                                   EACH PERIOD               EACH PERIOD
-------------------------------------------------------------------------------------
1 Year/1 /                $  533     $  653       $  153       $  253       $  153
-------------------------------------------------------------------------------------
3 Years                      766        833          533          533          533
-------------------------------------------------------------------------------------
5 Years                    1,018      1,138          938          938          938
-------------------------------------------------------------------------------------
10 Years                   1,739      1,900        1,900        2,072        2,072
-------------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                        Class A                     $560
                        Class B (with redemption)   $681
                        Class B (no redemption)     $181
                        Class C (with redemption)   $281
                        Class C (no redemption)     $181

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses./ /

--------------------------------------------------------------------------------
                                        9

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Tax-Free Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund's main investment strategies?

The Fund invests primarily in a portfolio of municipal bonds. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Tax-Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 20% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will

--------------------------------------------------------------------------------
                                      10

         ------------------



Tax-Free Bond Fund

decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        11

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Tax-Free Bond Fund

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.
BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992    1993    1994    1995   1996   1997   1998    1999    2000   2001
-----  ------  ------  ------  -----  -----  -----  ------  ------  -----
9.45%  10.74%  -1.98%  16.89%  3.36%  9.16%  5.72%  -3.38%  11.49%  4.10%
/1 /For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 9.47%. Performance data includes performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with the One Group Tax-Free Bond Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:  6.71%  1Q1995      Worst Quarter:  -3.74%  1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                              INCEPTION   1 YEAR 5 YEARS 10 YEARS   PERFORMANCE
                                            DATE OF CLASS                           SINCE 3/1/88
Class A                                        3/1/88
  Return Before Taxes                                     -0.58%  4.33%    5.90%        6.85%
  Return After Taxes on Distributions                     -0.58%  4.32%    5.46%        6.46%
  Return After Taxes on Distributions
   and Sale of Fund Shares                                 1.37%  4.38%    5.49%        6.43%
------------------------------------------------------------------------------------------------
Class B - Return Before Taxes                  4/4/95     -1.51%  4.22%    5.61%/4/     6.42%/4/
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index/2/ (no
deduction for fees, expenses or taxes)                     5.13%  5.98%    6.63%        7.35%
------------------------------------------------------------------------------------------------
Lipper General Municipal Fund Index/4/
(no deduction for sales charges or taxes)                  4.15%  5.10%    6.01%        7.01%
------------------------------------------------------------------------------------------------

/1/ The above-quoted performance data includes the performance of the Pegasus
    Municipal Bond Fund for the period before it was consolidated with the One Group Tax-Free Bond Fund on March 22, 1999. Historical performance shown for Class B prior to its inception is based on the performance of Class A, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/ The Lipper General Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
/4/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      12

         ------------------



Tax-Free Bond Fund

Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases              4.50%    NONE    NONE
------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                        NONE/2/   5.00%   1.00%
------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                 NONE    NONE    NONE
------------------------------------------------------------------------------------
Exchange Fee                                                   NONE    NONE    NONE
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------
Investment Advisory Fees                                       .45%    .45%    .45%
------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                     .35%   1.00%   1.00%
------------------------------------------------------------------------------------
Other Expenses                                                 .18%    .18%    .18%
------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           .98%   1.63%   1.63%
------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                    (.11%)  (.11%)  (.11%)
------------------------------------------------------------------------------------
Net Expenses                                                   .87%   1.52%   1.52%
------------------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/ or reimburse expenses to limit total annual fund operating expenses to .87% for Class A shares, to 1.52% for Class B shares and to 1.52% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you redeemed all of your shares or if you hold them. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                    CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                              ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                            REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                             THE END OF                THE END OF
                             EACH PERIOD               EACH PERIOD
 ------------------------------------------------------------------------------
 1 Year/1/          $  535     $  655       $  155       $  255       $  155
 ------------------------------------------------------------------------------
 3 Years               738        803          503          503          503
 ------------------------------------------------------------------------------
 5 Years               957      1,076          876          876          876
 ------------------------------------------------------------------------------
 10 Years            1,588      1,750        1,750        1,924        1,924
 ------------------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $545
                         Class B (with redemption) $666
                         Class B (no redemption)   $166
                         Class C (with redemption) $266
                         Class C (no redemption)   $166

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        13

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Municipal Income Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income taxes.

What are the Fund's main investment strategies?

The Fund invests in a portfolio of municipal bonds, including mortgage-backed securities. While current income is the Fund's primary focus, it seeks to produce income in a manner consistent with the preservation of principal. The Fund's average weighted maturity will normally range between five and 15 years. From time to time, a significant portion of the Fund's total assets may be invested in municipal housing authority obligations. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Municipal Income Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Prepayment and Call Risk. As part of its main investment strategies, the Municipal Income Fund may invest in mortgage-backed securities. The issuers of these securities

--------------------------------------------------------------------------------
                                      14

         ------------------



Municipal Income Fund

and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        15

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Municipal Income Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1994    1995   1996   1997   1998    1999   2000   2001
------  ------  -----  -----  -----  ------  -----  -----
-1.92%  11.89%  4.35%  8.33%  5.89%  -2.73%  8.39%  4.51%
/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 6.93% . Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  4.74%  1Q1995      Worst Quarter:  -1.94%  1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS   PERFORMANCE
                                       DATE OF CLASS                           SINCE 2/9/93
Class A                                   2/23/93
  Return Before Taxes                                -0.18%  3.84%      NA         4.43%
  Return After Taxes on Distributions                -0.18%  3.84%      NA         4.38%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            1.63%  4.01%      NA         4.49%
-------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/14/94    -1.23%  3.77%      NA         4.24%/5/
-------------------------------------------------------------------------------------------
Class C - Return Before Taxes             11/4/97     2.79%  4.88%      NA         4.66%
-------------------------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal Bond Index/2/
(no deduction for fees, expenses or taxes)            5.18%  5.56%    6.12%/5/     5.79%
-------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Municipal Bond Index/3/
(no deduction for fees, expenses or taxes)            5.27%  5.83%       *            *
-------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Fund Index/4/
(no deduction for sales charges or taxes)             4.80%  4.96%    5.50%        4.87%
-------------------------------------------------------------------------------------------

/1/ Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/3/ The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/4/ The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
/5/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "performance since" column represents a combination of Class A and Class B operating expenses.
*  Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      16

         ------------------



Municipal Income Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                             CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          4.50%      NONE    NONE
--------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                       NONE/2/  5.00%   1.00%
--------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                             NONE      NONE    NONE
--------------------------------------------------------------------------------------------------
Exchange Fee                                                               NONE      NONE    NONE
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                            CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                   .45%      .45%    .45%
--------------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                 .35%     1.00%   1.00%
--------------------------------------------------------------------------------------------------
Other Expenses                                                             .19%      .19%    .19%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       .99%     1.64%   1.64%
--------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                                (.12%)    (.12%)  (.12%)
--------------------------------------------------------------------------------------------------
Net Expenses                                                               .87%     1.52%   1.52%
--------------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .87% for Class A shares, to 1.52% for Class B shares and to 1.52% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  535     $  655       $  155       $  255       $  155
     ---------------------------------------------------------------------
     3 Years      740        806          506          506          506
     ---------------------------------------------------------------------
     5 Years      961      1,080          880          880          880
     ---------------------------------------------------------------------
     10 Years   1,598      1,760        1,760        1,934        1,934
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $546
                         Class B (with redemption) $667
                         Class B (no redemption)   $167
                         Class C (with redemption) $267
                         Class C (no redemption)   $167

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        17

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Arizona Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

What are the Fund's main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Arizona personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Arizona Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

--------------------------------------------------------------------------------
                                      18

         ------------------



Arizona Municipal Bond Fund

MAIN RISKS
------------------------

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Arizona Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of Arizona issuers, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, although Arizona's population growth continues to outpace the national average, this growth is expensive and Arizona's economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona's continued growth depends, to some extent, on its ability to manage its water resources.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        19

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Arizona Municipal Bond Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992   1993    1994    1995   1996   1997   1998    1999   2000   2001
-----  -----  ------  ------  -----  -----  -----  ------  -----  -----
7.28%  9.75%  -2.70%  11.79%  3.72%  5.52%  5.41%  -2.53%  8.54%  4.38%
/1/For the period from January 1, 2002 through September 30, 2002, the Fund's total return was 9.11%. The Arizona Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification restrictions imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  4.62%  1Q1995      Worst Quarter:  -3.60%  1Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      20

         ------------------



Arizona Municipal Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS    PERFORMANCE
                                       DATE OF CLASS                           SINCE 11/30/79
Class A                                   1/20/97
  Return Before Taxes                                -0.27%  3.25%    4.53%         6.28%
  Return After Taxes on Distributions                -0.27%  3.13%    4.47%         6.25%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            1.52%  3.43%    4.18%         5.72%
---------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/20/97    -1.32%  2.54%    4.02%/5/      5.66%/5/
---------------------------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal Bond Index/2/
(no deduction for fees, expenses or taxes)            5.18%  5.56%    6.12%            *
---------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Municipal Bond Index/3/
(no deduction for fees, expenses or taxes)            5.27%  5.83%       *             *
---------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Fund Index/4/
(no deduction for sales charges or taxes)             4.80%  4.96%    5.50%            *
---------------------------------------------------------------------------------------------

/1/The Arizona Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification restrictions imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
/5/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*  Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        21

         ONE GROUP(R)
----------------------------





FUND SUMMARY

Arizona Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases             4.50%      NONE    NONE
-------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                          NONE/2/  5.00%   1.00%
-------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE      NONE    NONE
-------------------------------------------------------------------------------------
Exchange Fee                                                  NONE      NONE    NONE
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Investment Advisory Fees                                      .45%      .45%    .45%
-------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .35%     1.00%   1.00%
-------------------------------------------------------------------------------------
Other Expenses                                                .19%      .19%    .19%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          .99%     1.64%   1.64%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                   (.11%)    (.11%)  (.11%)
-------------------------------------------------------------------------------------
Net Expenses                                                  .88%     1.53%   1.53%
-------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .88% for Class A shares, to 1.53% for Class B shares and to 1.53% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  536     $  656       $  156       $  256       $  156
     ---------------------------------------------------------------------
     3 Years      741        807          507          507          507
     ---------------------------------------------------------------------
     5 Years      962      1,081          881          881          881
     ---------------------------------------------------------------------
     10 Years   1,599      1,761        1,761        1,934        1,934
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $546
                         Class B (with redemption) $667
                         Class B (no redemption)   $167
                         Class C (with redemption) $267
                         Class C (no redemption)   $167

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      22

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Kentucky Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.

What are the Fund's main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Kentucky personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Kentucky Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

--------------------------------------------------------------------------------
                                        23

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Kentucky Municipal Bond Fund

MAIN RISKS

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Kentucky Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Kentucky, certain risks arise which might not be present if the Fund invested in securities of issuers located in additional states. Because of limitations in Kentucky's constitution, securities issued by Kentucky and its agencies are general obligations of the issuer only in those very rare instances when they are approved by the voters in a statewide referendum. In all other instances, payment is dependent on only the revenues generated directly from the properties financed by the securities or on the lease payments from a user, which may be bound only by a short-term lease. Securities issued by counties, cities, taxing districts and other political subdivisions of Kentucky beneath certain ceiling amounts are not so restricted. Securities issued by some other states or their agencies or political subdivisions are not subject to limitations such as those contained in Kentucky's constitution.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      24

         ------------------



Kentucky Municipal Bond Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1994    1995   1996   1997   1998    1999   2000   2001
------  ------  -----  -----  -----  ------  -----  -----
-5.67%  14.76%  3.92%  7.23%  5.27%  -1.88%  8.66%  3.87%
/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.44%. Performance data includes the performance of the Trademark Kentucky Municipal Bond Fund for the period before it was consolidated with the One Group Kentucky Municipal Bond Fund on January 20, 1995. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  6.23%  1Q1995      Worst Quarter:  -4.63%  1Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        25

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Kentucky Municipal Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                                       DATE OF CLASS                         SINCE 3/12/93
Class A                                   1/20/95
  Return Before Taxes                                -0.81%  3.61%     NA        4.18%
  Return After Taxes on Distributions                -0.80%  3.61%     NA        4.10%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            1.23%  3.80%     NA        4.16%
------------------------------------------------------------------------------------------
Class B - Return Before Taxes             3/16/95    -1.77%  3.58%     NA        3.99%/5/
------------------------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal Bond Index/2/
(no deduction for fees, expenses or taxes)            5.18%  5.56%     NA        5.70%
------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Municipal Bond Index/3/
(no deduction for fees, expenses or taxes)            5.27%  5.83%     NA           *
------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Fund Index/4/
(no deduction for sales charges or taxes)             4.80%  4.96%     NA        5.06%
------------------------------------------------------------------------------------------

/1/ The above quoted performance data includes the performance of the Trademark
    Kentucky Municipal Bond Fund for the period before it was consolidated with the One Group Kentucky Municipal Bond Fund on January 20, 1995. Historical performance shown for Classes A and B prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/ The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/ The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
/5/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "performance since" column represents a combination of Class A and Class B operating expenses.
/*/ Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      26

         ------------------





Kentucky Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases             4.50%      NONE    NONE
-------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                          NONE/2/  5.00%   1.00%
-------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE      NONE    NONE
-------------------------------------------------------------------------------------
Exchange Fee                                                  NONE      NONE    NONE
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Investment Advisory Fees                                      .45%      .45%    .45%
-------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .35%     1.00%   1.00%
-------------------------------------------------------------------------------------
Other Expenses                                                .21%      .21%    .21%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         1.01%     1.66%   1.66%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                   (.13%)    (.13%)  (.13%)
-------------------------------------------------------------------------------------
Net Expenses                                                  .88%     1.53%   1.53%
-------------------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .88% for Class A shares, to 1.53% for Class B shares and to 1.53% for Class C shares for the same time period.

Examples


The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the period shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  536     $  656       $  156       $  256       $  156
     ---------------------------------------------------------------------
     3 Years      745        811          511          511          511
     ---------------------------------------------------------------------
     5 Years      971      1,090          890          890          890
     ---------------------------------------------------------------------
     10 Years   1,619      1,781        1,781        1,954        1,954
     ---------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $548
                         Class B (with redemption) $669
                         Class B (no redemption)   $169
                         Class C (with redemption) $269
                         Class C (no redemption)   $169

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        27

                                    [GRAPHIC]




      ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
Louisiana Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.

What are the Fund's main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Louisiana personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Louisiana Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

--------------------------------------------------------------------------------
                                      28

         ------------------




Louisiana Municipal Bond Fund

MAIN RISKS

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Louisiana Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Louisiana, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Louisiana economy is heavily dependent on a single industry, in this case energy (oil and gas). However, Louisiana has worked to promote increased diversification and its tourism industry has become the State's second largest industry. Although Louisiana has reduced its per capita debt burden to more moderate levels, wealth and income indicators are below the national average. Louisiana's average employment growth for the past five years is the highest since 1982. Economic growth is expected to surpass most other states during the overall U.S. economic slowdown because of its various commercial sectors.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

--------------------------------------------------------------------------------
                                        29

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Louisiana Municipal Bond Fund

How has the Fund performed?

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992    1993    1994    1995   1996   1997   1998    1999   2000   2001
-----  ------  ------  ------  -----  -----  -----  ------  -----  -----
7.97%  10.35%  -3.25%  12.02%  4.54%  7.04%  5.43%  -2.29%  9.01%  4.05%
/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.44%. Performance data includes the performance of the Paragon Louisiana Tax-Free Bond Fund for the period before it was consolidated with the One Group Louisiana Municipal Bond Fund on March 26, 1996.

--------------------------------------------------------------------------------
Best Quarter:  4.81%  1Q1995      Worst Quarter:  -4.19%  1Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      30

         ------------------



Louisiana Municipal Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS    PERFORMANCE
                                       DATE OF CLASS                           SINCE 12/29/89
Class A                                  12/29/89
  Return Before Taxes                                -0.60%  3.63%    4.90%         5.54%
  Return After Taxes on Distributions                -0.60%  3.62%    4.89%         5.54%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            1.32%  3.79%    4.92%         5.51%
---------------------------------------------------------------------------------------------
Class B - Return Before Taxes             9/16/94    -1.61%  3.56%    4.60%/5/      5.17%/5/
---------------------------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal Bond Index/2/
(no deduction for fees, expenses or taxes)            5.18%  5.56%    6.12%         6.68%
---------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Municipal Bond Index/3/
(no deduction for fees, expenses or taxes)            5.27%  5.83%       *             *
---------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Fund Index/4/
(no deduction for sales charges or taxes)             4.80%  4.96%    5.50%         6.03%
---------------------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
   Louisiana Tax-Free Bond Fund for the period before it was consolidated with the One Group Louisiana Municipal Bond Fund on March 26, 1996. Historical performance shown for Classes B prior to its inception is based on the performance of Class A, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
/5/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*  Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        31

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Louisiana Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases              4.50%    NONE    NONE
------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)/2/                     NONE/2/   5.00%   1.00%
------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                 NONE    NONE    NONE
------------------------------------------------------------------------------------
Exchange Fee                                                   NONE    NONE    NONE
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------
Investment Advisory Fees                                       .60%    .60%    .60%
------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                     .35%   1.00%   1.00%
------------------------------------------------------------------------------------
Other Expenses                                                 .21%    .21%    .21%
------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          1.16%   1.81%   1.81%
------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                    (.28%)  (.28%)  (.28%)
------------------------------------------------------------------------------------
Net Expenses                                                   .88%   1.53%   1.53%
------------------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .88% for Class A shares, to 1.53% for Class B shares and to 1.53% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                                        THE END OF                THE END OF
                                        EACH PERIOD               EACH PERIOD
------------------------------------------------------------------------------------------
1 Year/1/                      $  536     $  656       $  156       $  256       $  156
------------------------------------------------------------------------------------------
3 Years                           775        842          542          542          542
------------------------------------------------------------------------------------------
5 Years                         1,034      1,154          954          954          954
------------------------------------------------------------------------------------------
10 Years                        1,772      1,933        1,933        2,104        2,104
------------------------------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

                 Class A                                  $563
                 Class B (with redemption)                $684
                 Class B (no redemption)                  $184
                 Class C (with redemption)                $284
                 Class C (no redemption)                  $184

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      32

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Michigan Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

What are the Fund's main investment strategies?
The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Michigan personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Michigan Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

--------------------------------------------------------------------------------
                                        33

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Michigan Municipal Bond Fund

MAIN RISKS

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Michigan Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Michigan, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer a substantial part of the financing of education costs from local property taxes to sales taxes and other taxes imposed at the state level.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

--------------------------------------------------------------------------------
                                      34

         ------------------



Michigan Municipal Bond Fund

How has the Fund performed?

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1994    1995   1996   1997   1998    1999    2000   2001
------  ------  -----  -----  -----  ------  ------  -----
-5.37%  16.43%  3.34%  9.15%  5.62%  -4.04%  10.50%  4.06%
/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 9.21%. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with the One Group Michigan Municipal Bond Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:  6.71%  1Q1995      Worst Quarter:  -5.52%  1Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        35

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Michigan Municipal Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                                       DATE OF CLASS                         SINCE 2/1/93
Class A                                    2/1/93
  Return Before Taxes                                -0.60%  3.97%     NA        4.88%
  Return After Taxes on Distributions                -0.60%  3.96%     NA        4.87%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            1.31%  4.08%     NA        4.84%
-----------------------------------------------------------------------------------------
Class B - Return Before Taxes             9/23/96    -1.51%  3.91%     NA        4.59%/5/
-----------------------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal Bond Index/2/
(no deduction for fees, expenses or taxes)            5.18%  5.56%     NA        5.79%
-----------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Municipal Bond Index/3/
(no deduction for fees, expenses or taxes)            5.27%  5.83%     NA           *
-----------------------------------------------------------------------------------------
Lipper Michigan Municipal Fund Index/4/
(no deduction for sales charges or taxes)             4.61%  4.88%     NA        5.01%
-----------------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
   Michigan Municipal Bond Fund for the period before it was consolidated with the One Group Michigan Municipal Bond Fund on March 22, 1999. Historical performance shown for Classes B prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Michigan Municipal Funds Index is comprised of funds that limit their assets to those securities that are exempt from taxation in Michigan (double tax-exempt) or city (triple tax-exempt)
/5/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "performance since" column represents a combination of Class A and Class B operating expenses.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      36

         ------------------



Michigan Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases             4.50%      NONE    NONE
-------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                          NONE/2/  5.00%   1.00%
-------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE      NONE    NONE
-------------------------------------------------------------------------------------
Exchange Fee                                                  NONE      NONE    NONE
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Investment Advisory Fees                                      .45%      .45%    .45%
-------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .35%     1.00%   1.00%
-------------------------------------------------------------------------------------
Other Expenses                                                .20%      .20%    .20%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         1.00%     1.65%   1.65%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                   (.12%)    (.12%)  (.12%)
-------------------------------------------------------------------------------------
Net Expenses                                                  .88%     1.53%   1.53%
-------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .88% for Class A shares, to 1.53% for Class B shares and to 1.53% for Class C shares for the same time period.

Examples


The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  536     $  656       $  156       $  256       $  156
     ---------------------------------------------------------------------
     3 Years      743        809          509          509          509
     ---------------------------------------------------------------------
     5 Years      966      1,086          886          886          886
     ---------------------------------------------------------------------
     10 Years   1,609      1,771        1,771        1,944        1,944
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $547
                         Class B (with redemption) $668
                         Class B (no redemption)   $168
                         Class C (with redemption) $268
                         Class C (no redemption)   $168

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        37

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Ohio Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

What are the Fund's main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Ohio personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Ohio Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

--------------------------------------------------------------------------------
                                      38

         ------------------




Ohio Municipal Bond Fund

MAIN RISKS

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Ohio Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of issuers to make timely payments of interest and principal.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        39

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Ohio Municipal Bond Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /--  CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992    1993    1994    1995   1996   1997   1998    1999   2000   2001
-----  ------  ------  ------  -----  -----  -----  ------  -----  -----
8.43%  11.27%  -4.75%  12.98%  3.91%  7.18%  5.47%  -2.43%  8.66%  4.31%

/1/For the period from January 1, 2002 through September 30, 2002, the Fund's total return was 8.55%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  4.81%  1Q1995      Worst Quarter:  -4.76%  1Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      40

         ------------------



Ohio Municipal Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.


AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS   PERFORMANCE
                                       DATE OF CLASS                           SINCE 7/2/91
Class A                                   2/18/92
  Return Before Taxes                                -0.40%  3.61%    4.88%        5.22%
  Return After Taxes on Distributions                -0.40%  3.61%    4.87%        5.21%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            1.49%  3.82%    4.88%        5.18%
-------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/14/94    -1.36%  3.54%    4.70%/5/     5.02%/5/
-------------------------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal Bond Index/2/
(no deduction for fees, expenses or taxes)            5.18%  5.56%    6.12%        6.52%
-------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Municipal Bond Index/3/
(no deduction for fees, expenses or taxes)            5.27%  5.83%       *            *
-------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Fund Index/4/
(no deduction for sales charges or taxes)             4.80%  4.96%    5.50%        5.81%
-------------------------------------------------------------------------------------------

/1/Historical performance shown for Classes A and B prior to their inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
/5/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*Index did not exist.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        41

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Ohio Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       4.50%      NONE    NONE
-----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                    NONE/2/  5.00%   1.00%
-----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                          NONE      NONE    NONE
-----------------------------------------------------------------------------------------------
Exchange Fee                                                            NONE      NONE    NONE
-----------------------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES
     ---------------------------------------------------------------------
     (expenses that are deducted from Fund assets) CLASS A CLASS B CLASS C
     ---------------------------------------------------------------------
      Investment Advisory Fees                       .60%    .60%    .60%
     ---------------------------------------------------------------------
      Distribution [and/or Service] (12b-1) Fees     .35%   1.00%   1.00%
     ---------------------------------------------------------------------
      Other Expenses                                 .21%    .21%    .21%
     ---------------------------------------------------------------------
      Total Annual Fund Operating Expenses          1.16%   1.81%   1.81%
     ---------------------------------------------------------------------
      Fee Waiver and/or Expense Reimbursement/3/    (.28%)  (.28%)  (.28%)
     ---------------------------------------------------------------------
      Net Expenses                                   .88%   1.53%   1.53%
     ---------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .88% for Class A shares, to 1.53% for Class B shares and to 1.53% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  536     $  656       $  156       $  256       $  156
     ---------------------------------------------------------------------
     3 Years      775        842          542          542          542
     ---------------------------------------------------------------------
     5 Years    1,034      1,154          954          954          954
     ---------------------------------------------------------------------
     10 Years   1,772      1,933        1,933        2,104        2,104
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $563
                         Class B (with redemption) $684
                         Class B (no redemption)   $184
                         Class C (with redemption) $284
                         Class C (no redemption)   $184

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      42

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

West Virginia Municipal Bond Fund

The Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

What are the Fund's main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and West Virginia personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The West Virginia Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

--------------------------------------------------------------------------------
                                        43

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

West Virginia Municipal Bond Fund

MAIN RISKS


Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the West Virginia Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in West Virginia, certain factors including economic conditions, constitutional amendments, and legislative and executive measures may have a disproportionately negative effect on the Fund's investments. For example, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and environmental concerns and litigation have adversely affected that industry. West Virginia's unemployment rate is above the national average.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
                                      44

         ------------------



West Virginia Municipal Bond Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.
BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [CHART]

1992   1993    1994    1995   1996   1997   1998    1999   2000   2001
-----  -----  ------  ------  -----  -----  -----  ------  -----  -----
6.58%  7.41%  -0.34%  10.50%  4.38%  7.96%  5.51%  -2.52%  9.05%  4.17%

/1/For the period from January 1, 2002 through September 30, 2002, the Fund's total return was 8.51%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses. The West Virginia Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  4.04%  1Q1995      Worst Quarter:  -2.18%  2Q1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        45

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

West Virginia Municipal Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS    PERFORMANCE
                                       DATE OF CLASS                           SINCE 12/31/83
Class A                                   1/20/97
  Return Before Taxes                                -0.55%  3.80%    4.71%         6.24%
  Return After Taxes on Distributions                -0.55%  3.79%    4.71%         6.24%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            1.39%  3.92%    4.35%         5.67%
---------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/20/97    -1.36%  3.79%    4.55%/5/      5.84%/5/
---------------------------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal Bond Index/2/
(no deduction for fees, expenses or taxes)            5.18%  5.56%    6.12%            *
---------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Municipal Bond Index/3/
(no deduction for fees, expenses or taxes)            5.27%  5.83%       *             *
---------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Fund Index/4/
(no deduction for sales charges or taxes)             4.80%  4.96%    5.50%            *
---------------------------------------------------------------------------------------------

/1/ The West Virginia Municipal Bond Fund commenced operations on January 20,
    1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/ The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/ The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/ The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
/5/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
* Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      46

         ------------------



West Virginia Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       4.50%      NONE    NONE
-----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                    NONE/2/  5.00%   1.00%
-----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                          NONE      NONE    NONE
-----------------------------------------------------------------------------------------------
Exchange Fee                                                            NONE      NONE    NONE
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Investment Advisory Fees                                                .45%      .45%    .45%
-----------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                              .35%     1.00%   1.00%
-----------------------------------------------------------------------------------------------
Other Expenses                                                          .21%      .21%    .21%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   1.01%     1.66%   1.66%
-----------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                             (.13%)    (.13%)  (.13%)
-----------------------------------------------------------------------------------------------
Net Expenses                                                            .88%     1.53%   1.53%
-----------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .88% for Class A shares, to 1.53% for Class B shares and to 1.53% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A   CLASS B2     CLASS B2      CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
      --------------------------------------------------------------------
      1 Year1  $  536     $  656       $  156       $  256       $  156
      --------------------------------------------------------------------
      3 Years     745        811          511          511          511
      --------------------------------------------------------------------
      5 Years     971      1,090          890          890          890
      --------------------------------------------------------------------
      10 Years  1,619      1,781        1,781        1,954        1,954
      --------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $548
                         Class B (with redemption) $669
                         Class B (no redemption)   $169
                         Class C (with redemption) $269
                         Class C (no redemption)   $169

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        47

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





More About the Funds

Each of the ten funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------
Principal Investment Strategies
The mutual funds described in this prospectus are designed to produce income exempt from federal and/or state income tax. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

                        FUNDAMENTAL POLICIES

   Each Fund's investment strategy may involve "fundamental policies". A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

---
ONE GROUP SHORT-TERM MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. The Fund also invests in mortgage-backed and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

.. The Fund will, from time to time, invest more than 25% of its total assets in municipal housing authority obligations.

.. Up to 20% of the Fund's total assets may be held in cash and cash equivalents.

.. The Fund's average weighted maturity normally will be three years or less.

---
ONE GROUP INTERMEDIATE TAX-FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. The Fund also invests in restricted securities. The securities in which the fund invests may have fixed rates of return or floating or variable rates.

.. The Fund's average weighted maturity normally will range between three and 10 years.

--------------------------------------------------------------------------------
                                      48

                 WHAT IS AVERAGE WEIGHTED MATURITY?

   Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms "Intermediate" and "Short-Term" in a Fund's name refer to the average maturity the Fund maintains.
   Mortgage-related securities are subject to prepayment of
   principal, which can shorten the average weighted maturity of the
   Fund's portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, the average weighted maturity of the
   Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.
---
ONE GROUP TAX-FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. The securities in which the fund invests may have fixed rates of return or floating or variable rates.

.. Up to 20% of the Fund's total assets may be held in cash and cash equivalents.

.. The Fund may invest in securities without regard to maturity.

---
ONE GROUP MUNICIPAL INCOME FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For the purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. The Fund also invest in mortgage-backed securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

.. As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets:

   (i) in securities within a single industry; or

   (ii) in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its total assets in municipal housing authority obligations.

.. The Fund's average weighted maturity will range from five to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes.

---
ONE GROUP ARIZONA MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

.. The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Arizona personal income tax.

--------------------------------------------------------------------------------
                                        49

.. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

.. The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

---
ONE GROUP KENTUCKY MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from both federal and Kentucky personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

.. The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Kentucky personal income tax.

.. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

.. The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

---
ONE GROUP LOUISIANA MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

.. The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Louisiana personal income tax.

.. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

.. The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

---
ONE GROUP MICHIGAN MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

.. The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

.. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

.. The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

---
ONE GROUP OHIO MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which

--------------------------------------------------------------------------------
                                      50
is exempt from both federal and Ohio personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

.. The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

.. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

.. The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

---
ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

.. The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and West Virginia personal income tax.

.. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

.. The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

--------------------------------------------------------------------------------
Investment Risks

The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

---
DERIVATIVES. The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

                        WHAT IS A DERIVATIVE?

   Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

PREPAYMENT AND CALL RISK. The Funds may invest a portion of their assets in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages are prepaid, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

--------------------------------------------------------------------------------
                                        51

--------------------------------------------------------------------------------
Portfolio Quality

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to debt securities. Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors Corporation will consider such an event in determining whether the Fund should continue to hold the security.

.. Municipal Securities that are bonds must be rated as investment grade.

.. Other securities such as taxable and tax-exempt commercial paper, notes and variable rate demand obligations must be rated in one of the two highest investment grade categories.

.. The Louisiana Municipal Bond Fund also may invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody's or SP-2 by S&P. These securities may have speculative characteristics.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

--------------------------------------------------------------------------------
Temporary Defensive Positions

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income, and prevent the Funds from meeting their investment objectives.

                     WHAT IS A CASH EQUIVALENT?

   Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

--------------------------------------------------------------------------------
                                      52

Portfolio Turnover

--------------------------------------------------------------------------------
The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2002 is shown in the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

--------------------------------------------------------------------------------
                                        53

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------

Purchasing Fund Shares

Where can I buy shares?

You may purchase Fund shares:

.. From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

.. Directly from One Group through One Group Dealer Services, Inc. (the
  "Distributor").

When can I buy shares?

.. Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

.. Purchase requests received before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

.. If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

.. The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

.. Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C shares, all of which are available to the general public.

.. Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales charges and expenses applicable to each class of shares. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

How much do shares cost?

.. Shares are sold at net asset value ("NAV") plus a sales charge, if any.

.. Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

--------------------------------------------------------------------------------
                                      54

.. NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

.. The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued by another method that the Funds believe accurately reflects fair value.

.. A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?

1.Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you.

2.Decide how much you want to invest.

 . The minimum initial investment is $1,000 for all Funds, except Class C shares of the Short-Term Municipal Bond Fund. The minimum initial investment for Class C shares of the Short-Term Municipal Bond Fund is $10,000.

 . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

 . Subsequent investments must be at least $25 per Fund.

 . You may purchase no more than $249,999 of Class B shares. This is because
   Class A shares offer a reduced sales charge on purchases of $250,000 or more and have lower expenses. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

 . These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

 . Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.

4.Send the completed application and a personal check (unless you choose to pay by wire) to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

--------------------------------------------------------------------------------
                                        55

  If you choose to pay by wire, please call 1-800-480-4111 and authorize a wire to:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY & SHAREHOLDER SERVICES
  ABA 011 000 028
  DDA 99034167
  FBO ONE GROUP FUND
    (EX: ONE GROUP INTERMEDIATE TAX-FREE BOND FUND-A)
  YOUR ACCOUNT NUMBER
    (EX: 123456789)
  YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

5.All checks must be in U.S. dollars. One Group does not accept starter checks, credit card checks, or "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

.. One Group Mutual Funds;

.. The specific Fund in which you are investing; or

.. One Group Mutual Funds for the Benefit of (your name) if making a contribution to a Fund Direct IRA.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6.Each time you purchase One Group shares by check or ACH, there is a five (5) business day holding period before you can redeem those shares. This gives One Group time to receive and collect money to cover your investment.

7.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8.If you have any questions, contact your Shareholder Servicing Agent or call
  1-800-480-4111.

Can I purchase shares over the telephone?

Yes. Simply select this option on your Account Application Form and then:

.. Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

.. Authorize a bank transfer or initiate a wire transfer to the following wire address:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY & SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP INTERMEDIATE TAX-FREE BOND FUND-A)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: JOHN SMITH & MARY SMITH, JTWROS)

--------------------------------------------------------------------------------
                                      56

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

   ONE GROUP MUTUAL FUNDS
   P.O. BOX 8528
   BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000 per Fund. To establish a Systematic Investment Plan:

.. Select the "Systematic Investment Plan" option on the Account Application
  Form.

.. Provide the necessary information about the bank account from which your investments will be made.

.. Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

.. One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

.. You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased). Class B shares of the Short-Term Municipal Bond Fund convert to Class A shares after six years.

.. After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

.. You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

.. Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

.. If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

--------------------------------------------------------------------------------
                                        57

--------------------------------------------------------------------------------
Sales Charge

The Distributor compensates Shareholder Servicing Agents who sell shares of One Group. Compensation comes from sales charges, 12b-1 fees and payments by the Distributor and the Funds' investment advisor from their own resources. The tables below show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent.

CLASS A SHARES

Except for the Short-Term Municipal Bond Fund, this table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

      AMOUNT             SALE CHARGE          SALES CHARGE       COMMISSION
        OF          AS A PERCENTAGE OF THE  AS A PERCENTAGE    AS A PERCENTAGE
     PURCHASES          OFFERING PRICE     OF YOUR INVESTMENT OF OFFERING PRICE
 LESS THAN $100,000         4.50%                4.71%              4.05%
 ------------------------------------------------------------------------------
 $100,000-$249,999          3.50%                3.63%              3.05%
 ------------------------------------------------------------------------------
 $250,000-$499,999          2.50%                2.56%              2.05%
 ------------------------------------------------------------------------------
 $500,000-$999,999          2.00%                2.04%              1.60%
 ------------------------------------------------------------------------------
 $1,000,000*                 NONE                 NONE               NONE
 ------------------------------------------------------------------------------

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

If you buy Class A shares of the Short-Term Municipal Bond Fund, the following table shows the amount of sales charge and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

      AMOUNT             SALE CHARGE          SALES CHARGE       COMMISSION
        OF          AS A PERCENTAGE OF THE  AS A PERCENTAGE    AS A PERCENTAGE
     PURCHASES          OFFERING PRICE     OF YOUR INVESTMENT OF OFFERING PRICE
 LESS THAN $100,000         3.00%                3.09%              2.70%
 ------------------------------------------------------------------------------
 $100,000-$249,999          2.50%                2.56%              2.18%
 ------------------------------------------------------------------------------
 $250,000-$499,999          2.00%                2.04%              1.64%
 ------------------------------------------------------------------------------
 $500,000-$999,999          1.50%                1.52%              1.20%
 ------------------------------------------------------------------------------
 $1,000,000*                 NONE                 NONE               NONE
 ------------------------------------------------------------------------------

*If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A shares within one year of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

--------------------------------------------------------------------------------
                                      58

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date (except shares of the Short-Term Municipal Bond Fund), you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

-------------------------------------------

                           YEAR     CDSC AS A PERCENTAGE
                          SINCE       OF DOLLAR AMOUNT
                         PURCHASE    SUBJECT TO CHARGE
                            0-1            5.00%
                        --------------------------------
                            1-2            4.00%
                        --------------------------------
                            2-3            3.00%
                        --------------------------------
                            3-4            3.00%
                        --------------------------------
                            4-5            2.00%
                        --------------------------------
                            5-6            1.00%
                        --------------------------------
                        MORE THAN 6         NONE
                        --------------------------------

Or if you redeem Class B shares of the Short-Term Municipal Bond Fund prior to the fourth anniversary of purchase, you will be assessed a CDSC according to the following schedule:

-------------------------------------------

                           YEAR     CDSC AS A PERCENTAGE
                          SINCE       OF DOLLAR AMOUNT
                         PURCHASE    SUBJECT TO CHARGE
                            0-1            3.00%
                        --------------------------------
                            1-2            3.00%
                        --------------------------------
                            2-3            2.00%
                        --------------------------------
                            3-4            1.00%
                        --------------------------------
                        MORE THAN 4         NONE
                        --------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares of all the Funds except for the Short-Term Municipal Bond Fund. Shareholder Servicing Agents receive a commission of 2.75% of the purchase price of Class B shares of the Short-Term Municipal Bond Fund.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, except with respect to the Short-Term Municipal Bond Fund, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

-----------------------------------------

                          YEARS       CDSC AS A PERCENTAGE
                          SINCE         OF DOLLAR AMOUNT
                         PURCHASE      SUBJECT TO CHARGE
                           0-1               1.00%
                     -------------------------------------
                     AFTER FIRST YEAR         NONE
                     -------------------------------------

There is no CDSC assessed on Class C shares of the Short-Term Municipal Bond
Fund.

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor, except on the Short-Term Municipal Bond Fund.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED:

.. The Fund assumes that all purchases made in a given month were made on the first day of the month.

--------------------------------------------------------------------------------
                                        59

.. For Class B and Class C shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B and Class shares purchased on or after November 1, 2002, the CDSC is based on the original cost of the shares.

.. No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

.. To keep your CDSC as low as possible, the Fund first will redeem the shares acquired through dividend reinvestment followed by shares you have held for the longest time and thus have the lowest CDSC.

.. If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

12b-1 FEES
Each One Group Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called "12b-1 fees." 12b-1 fees are paid by One Group to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

 1.Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

 2.Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund, which is currently being waived to .75% for the Short-Term Municipal Bond Fund and .90% for all other Funds. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by financing the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

.. The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees totaling .25% and .90% of the average daily net assets of Class A and Class B shares, respectively.

.. The Distributor may pay 12b-1 fees to its affiliates, including to Banc One
  Investment Advisors, or to any sub-advisor.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
                                      60

--------------------------------------------------------------------------------
Sales Charge Reductions and Waivers

REDUCING YOUR CLASS A SALES CHARGES


There are several ways you can reduce the sales charges you pay on Class A shares:

 1.Right of Accumulation: You may add the higher of the market value or original purchase price of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

 2.Letter of Intent: With an initial investment of $2,000, you may purchase
   Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, contact 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

 1.Bought with the reinvestment of dividends and capital gains distributions.

 2.Acquired in exchange for other One Group shares if a comparable sales charge has been paid for the exchanged shares.

 3.Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

   . One Group.

   . Bank One Corporation and its subsidiaries and affiliates.

   . State Street Bank and Trust Company and its subsidiaries and affiliates.

   . Broker-dealers who have entered into dealer agreements with One Group and their subsidiaries and affiliates.

   . An investment sub-advisor of a fund of One Group and such sub-advisor's subsidiaries and affiliates.

 4.Bought by:

   . Affiliates of Bank One Corporation and certain accounts (other than IRA
     Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial capacity or accounts which participate in select affinity programs with Bank One Corporation and its affiliates and subsidiaries.

--------------------------------------------------------------------------------
                                        61

   . Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   . Shareholder Servicing Agents who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.

 5.Bought with proceeds from the sale of Class I shares of a One Group Fund or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required.

 6.Bought with proceeds from the sale of Class A shares of a One Group Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required. In addition, no sales charge is imposed if Class A shares of a One Group Fund are bought with the proceeds from the sale of shares of another mutual fund on which a sales charge was paid if the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

 7.Bought with assets of One Group.

 8.Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

 9.Purchased during a Fund's special offering.

 10.Bought by a "charitable organization" as defined for purposes of Section
    501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

WAIVER OF THE CLASS B AND CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class B or Class C shares of the
Funds:

 1.If you withdraw no more than 10% of the current balance of a Fund in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I redeem on a systematic basis?."

 2.If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

 3.That represent a required minimum distribution from your One Group IRA
   Account or other One Group qualifying retirement plan, but only if you are at least

--------------------------------------------------------------------------------
                                      62
   age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

 4.Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

 5.Exchanged for Class B or Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I pay a sales charge on an exchange?."

 6.If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER QUALIFICATIONS


To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice.

--------------------------------------------------------------------------------

Exchanging Fund Shares

What are my exchange privileges?

You may make the following exchanges:

.. Class A shares of a Fund may be exchanged for Class I shares of that Fund or Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares.

.. Class B shares of a Fund may be exchanged for Class B shares of another One
  Group Fund.

.. Class C shares of the Short-Term Municipal Bond Fund, the Ultra Short-Term
  Bond Fund, and the Short-Term Bond Fund (collectively the "Short-Term Bond Funds") may be exchanged for Class C shares of any other One Group Fund, including Class C shares of any of the Short-Term Bond Funds.

.. Class C shares of any other Fund may be exchanged for Class C shares of another One Group Fund, other than for Class C shares of the Short-Term Bond Funds.

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in dollar cost averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-800-480-4111.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

.. State Street Bank and Trust Company receives the request by 4:00 p.m. ET.

.. You have provided One Group with all of the information necessary to process the exchange.


--------------------------------------------------------------------------------
                                        63

.. You have received a current prospectus of the Fund or Funds in which you wish to invest.

.. You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?
Generally, you will not pay a sales charge on an exchange. However:

.. You will pay a sales charge if you bought Class A shares of a Fund:

   1.That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

   2.That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

.. If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

   1.Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

   2.The current holding period for your exchanged Class B or Class C shares, other than exchanged Class C shares of the Short-Term Bond Funds, is carried over to your new shares.

   3.If you exchange Class C shares of one of the Short-Term Bond Funds, a new
     CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally:

.. An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

.. An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

.. You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

Yes. The exchange privilege is not intended as a way for you to speculate on short- term movements in the market. Therefore:

.. To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

.. Excessive exchange activity will result in revocation of your exchange privilege.

.. In addition, One Group reserves the right to reject any exchange request
  (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

.. Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the

--------------------------------------------------------------------------------
                                      64
   minimum required balance. For information on minimum required balances, please read, "How do I open an account?."

--------------------------------------------------------------------------------

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business.

.. Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

.. All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

 1.You may send a written redemption request to your Shareholder Servicing
   Agent, if applicable, or to State Street Bank and Trust Company at the following address:

    ONE GROUP MUTUAL FUNDS
    P.O. BOX 8528
    BOSTON, MA 02266-8528

 2.You may redeem over the telephone. Please see "Can I redeem by telephone?"
   for more information.

.. One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1.The redemption is for shares worth $50,000 or less; AND

 2.The redemption is payable to the shareholder of record; AND

 3.The redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

.. On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1.A designated commercial bank; or

 2.Your Shareholder Servicing Agent.

.. State Street Bank and Trust Company may charge you a wire redemption fee. The current fee is $7.00.

.. Your redemption proceeds will be paid within seven days after receipt of the redemption request.

What will my shares by worth?

.. If you own Class A shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

.. If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

--------------------------------------------------------------------------------
                                        65

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

.. Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

.. Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

.. One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

.. Select the "Systematic Withdrawal Plan" option on the Account Application
  Form.

.. Specify the amount you wish to receive and the frequency of the payments.

.. You may designate a person other than yourself as the payee.

.. There is no fee for this service.

.. If you select this option, please keep in mind that:

 1.It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2.If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided you withdraw no more than 10% of the current balance of a Fund in a 12 month period and you participate in a monthly or quarterly Systematic Withdrawal Plan. WITHDRAWALS IN EXCESS OF 10% WILL SUBJECT THE ENTIRE ANNUAL WITHDRAWAL TO THE APPLICABLE SALES CHARGE.

 3.If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4.If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

.. Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

--------------------------------------------------------------------------------
                                      66

.. Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions or exchanges, your account value falls below the minimum required balance. No CDSC is charged on such redemptions. For information on the minimum required balance, please read, "How do I open an account?."

.. One Group may suspend your ability to redeem when:

 1.Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.The NYSE is closed (other than weekend and holiday closings).

 3.The SEC has permitted a suspension.

 4.An emergency exists.

The Statement of Additional Information offers more details about this process.

.. You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

--------------------------------------------------------------------------------
                                        67

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Privacy Policy

--------------------------------------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.
   . Customer -- a consumer who has a continuing relationship with One Group
     Mutual Funds through record ownership of fund shares.
   . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   . Information we receive from you on applications or other forms, on our website, or through other means;
   . Information we receive from you through transactions, correspondence and other communications with us; and
   . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

--------------------------------------------------------------------------------
                                      68

Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitmen

One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

--------------------------------------------------------------------------------
                                        69

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Shareholder Information

--------------------------------------------------------------------------------
Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

--------------------------------------------------------------------------------
Dividend Policies

DIVIDENDS. The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all funds are distributed at least annually. The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

--------------------------------------------------------------------------------
                                      70

--------------------------------------------------------------------------------
Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Federal Taxation of Distributions

EXEMPT INTEREST DIVIDENDS. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to you. Generally, exempt-interest dividends are excludable from gross income. However:

1. If you receive Social Security or Railroad Retirement benefits, you may be taxed on a portion of such benefits if you receive exempt-interest dividends from the Funds.

2. Receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders.

Interest on Private Activity Bonds. The Municipal Income Fund, the Short-Term Municipal Bond Fund, the Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund and the Michigan Municipal Bond Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("Private Activity Bonds"). The Intermediate Tax-Free Bond Fund and the Tax-Free Bond Fund may invest as much as 20% of their assets in such Private Activity Bonds. As a result, Fund shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from those Funds subject to federal income tax. Additionally, corporate shareholders will be required to take the interest on municipal securities (including municipal securities of each Fund's respective state) into account in determining their alternative minimum taxable income. Persons who are substantial users of facilities financed by Private Activity Bonds or who are "related persons" of such substantial users should consult their tax advisors before investing in the Funds.

Investment Income and Capital Gains Dividends. Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, other than "exempt-interest dividends," will be taxable to you, whether reinvested or received in cash. Dividends from a Fund's net investment income, if any, will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid). A Fund may produce taxable capital gains even if it does not have income to distribute and performance has been poor.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous year.

--------------------------------------------------------------------------------
                                        71

State and Local Taxation of Distributions. Dividends that are derived from the Funds' investments in U.S. government obligations may not be entitled to the exemptions from state and local taxes that would be available if you purchased U.S. government obligations directly.

The funds will notify you annually of the percentage of income and distributions derived from U.S. government obligations. Unless otherwise discussed below, investment income and capital gains dividends may be subject to state and local taxes.

Arizona Taxes. Exempt-interest dividends from the Arizona Municipal Bond Fund which are derived from interest on tax-exempt obligations of the state of Arizona and its political subdivisions and certain obligations of the United States or its territories are exempt from Arizona income tax. Other distributions from the Fund, including those related to long-term and short-term capital gains, will be subject to Arizona income tax. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

Kentucky Taxes. Dividends received from the Kentucky Municipal Bond Fund which are derived from interest on Kentucky municipal securities are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securities that are merely guaranteed by the federal government, from interest earned on repurchase agreements collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each Shareholder's Kentucky adjusted gross income as dividend income and long-term capital gains, respectively, and are both taxed at ordinary income tax rates. The Kentucky General Assembly has granted an exemption from Kentucky income tax for gains from the disposition of bonds issued by the Turnpike Authority of Kentucky, and dividends paid by the Kentucky Municipal Bond Fund attributable to such gains will not be subject to Kentucky income tax.

Louisiana Taxes. Dividends received by Louisiana residents from the Louisiana Municipal Bond Fund are exempt from Louisiana income tax to the extent that they are derived from interest on tax-exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the state nor any of its municipalities may impose property tax on Fund shares.

Michigan Taxes. Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax and, generally, also exempt from Michigan single business tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a Shareholder's business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax, and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

Ohio Taxes. Dividends received from the Ohio Municipal Bond Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio ("Ohio Obligations") are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate

--------------------------------------------------------------------------------
                                      72
shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

West Virginia Taxes. Distributions from the West Virginia Municipal Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends received on obligations or securities of the United States and some of its authorities, commissions or instrumentalities.

Tax Information

Information in the preceding paragraphs is based on the current law as well as current policies of the various state Departments of Taxation, all of which may change.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

--------------------------------------------------------------------------------
                                        73

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Management of One Group Mutual Funds

--------------------------------------------------------------------------------
The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

--------------------------------------------------------------------------------
Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------
                                                         ANNUAL RATE
                                                       AS PERCENTAGE OF
    FUND                                           AVERAGE DAILY NET ASSETS
    One Group(R) Short-Term Municipal Bond Fund             0.34%
    -----------------------------------------------------------------------
    One Group(R) Intermediate Tax-Free Bond Fund            0.41%
    -----------------------------------------------------------------------
    One Group(R) Tax-Free Bond Fund                         0.40%
    -----------------------------------------------------------------------
    One Group(R) Municipal Income Fund                      0.40%
    -----------------------------------------------------------------------
    One Group(R) Arizona Municipal Bond Fund                0.40%
    -----------------------------------------------------------------------
    One Group(R) Kentucky Municipal Bond Fund               0.40%
    -----------------------------------------------------------------------
    One Group(R) Louisiana Municipal Bond Fund              0.40%
    -----------------------------------------------------------------------
    One Group(R) Michigan Municipal Bond Fund               0.40%
    -----------------------------------------------------------------------
    One Group(R) Ohio Municipal Bond Fund                   0.39%
    -----------------------------------------------------------------------
    One Group(R) West Virginia Municipal Bond Fund          0.40%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund Managers

The Funds are managed by a team of Fund managers and research analysts. The Fund managers work together to establish general duration, sector and yield curve strategies for the Funds. Each team members makes recommendations about securities to be purchased and sold in the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the Fund managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.

--------------------------------------------------------------------------------
                                      74

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                            YEAR ENDED JUNE 30,
SHORT-TERM MUNICIPAL BOND FUND                          --------------------------  SIX MONTHS ENDED    MAY 4, 1998 TO
CLASS A                                                   2002     2001     2000    JUNE 30, 1999(A) DECEMBER 31, 1998(B)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 10.07  $  9.87  $  10.01      $ 10.15            $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                    0.32     0.42      0.38         0.19               0.22
  Net realized and unrealized gains (losses) from
   investments                                             0.14     0.20     (0.14)       (0.15)              0.16
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                           0.46     0.62      0.24         0.04               0.38
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                   (0.32)   (0.42)    (0.38)       (0.18)             (0.23)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.32)   (0.42)    (0.38)       (0.18)             (0.23)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 10.21  $ 10.07  $   9.87      $ 10.01            $ 10.15
-------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                      4.64%    6.38%     2.47%        0.37%(C)           3.89%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $49.927  $ 8,423  $  3,053      $ 1,843            $   559
  Ratio of expenses to average net assets                 0.80%    0.80%     0.82%        0.86%(D)           0.86%(D)
  Ratio of net investment income to average net assets    3.13%    4.13%     3.91%        3.48%(D)           3.53%(D)
  Ratio of expenses to average net assets*                1.15%    1.16%     1.24%        1.16%(D)           0.99%(D)
  Portfolio turnover(E)                                   94.19   89.29%   113.70%       74.84%             32.23%

                                                            YEAR ENDED JUNE 30,
SHORT-TERM MUNICIPAL BOND FUND                          --------------------------  SIX MONTHS ENDED    MAY 4, 1998 TO
CLASS B                                                   2002     2001     2000    JUNE 30, 1999(A) DECEMBER 31, 1998(B)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 10.14  $  9.94  $  10.05      $ 10.19            $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                    0.27     0.36      0.31         0.15               0.13
  Net realized and unrealized gains (losses) from
   investments                                             0.14     0.20     (0.11)       (0.14)              0.21
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                           0.41     0.56      0.20         0.01               0.34
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                   (0.27)   (0.36)    (0.31)       (0.15)             (0.15)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.27)   (0.36)    (0.31)       (0.15)             (0.15)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 10.28  $ 10.14  $   9.94      $ 10.05            $ 10.19
-------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                      4.10%    5.76%     2.08%        0.11%(C)           3.48%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $ 7,728  $ 1,729  $    925      $   226            $   112
  Ratio of expenses to average net assets                 1.30%    1.34%     1.47%        1.55%(D)           1.61%(D)
  Ratio of net investment income to average net assets    2.66%    3.63%     3.24%        2.80%(D)           2.43%(D)
  Ratio of expenses to average net assets*                1.80%    1.81%     1.89%        1.80%(D)           1.68%(D)
  Portfolio turnover(E)                                  94.19%   89.29%   113.70%       74.84%             32.23%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.
 (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        75

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                 NOVEMBER 1,
                                                                   2001 TO
  SHORT-TERM MUNICIPAL BOND FUND                                  JUNE 30,
  CLASS C                                                          2002(B)
  -------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.28
  ---------------------------------------------------------------------------
  Investment Activities:
    Net investment income                                             0.17
    Net realized and unrealized gains (losses) from investments       0.01
  ---------------------------------------------------------------------------
  Total from Investment Activities                                    0.18
  ---------------------------------------------------------------------------
  Distributions:
    Net investment income                                            (0.18)
  ---------------------------------------------------------------------------
  Total Distributions                                                (0.18)
  ---------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                   $ 10.28
  ---------------------------------------------------------------------------
  Total Return (Excludes Sales Charge)                               3.97%(C)

  RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period (000)                              $35,477
    Ratio of expenses to average net assets                          1.30%(D)
    Ratio of net investment income to average net assets             2.54%(D)
    Ratio of expenses to average net assets*                         1.82%(D)
    Portfolio turnover(A)                                           94.19%

                                                                            YEAR ENDED JUNE 30,
INTERMEDIATE TAX-FREE BOND FUND                                ---------------------------------------------
CLASS A                                                          2002     2001     2000     1999      1998
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.81  $ 10.41  $ 10.67  $  11.14  $  10.91
-------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.45     0.48     0.47      0.47      0.50
  Net realized and unrealized gains (losses) from investments     0.24     0.40    (0.26)    (0.30)     0.31
-------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.69     0.88     0.21      0.17      0.81
-------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.45)   (0.48)   (0.47)    (0.47)    (0.50)
  Net realized gains                                                --       --       --     (0.17)    (0.08)
-------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.45)   (0.48)   (0.47)    (0.64)    (0.58)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 11.05  $ 10.81  $ 10.41  $  10.67  $  11.14
-------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             6.54%    8.56%    2.03%     1.45%     7.50%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $46,752  $38,293  $32,200  $ 34,725  $ 14,515
  Ratio of expenses to average net assets                        0.84%    0.84%    0.84%     0.84%     0.85%
  Ratio of net investment income to average net assets           4.16%    4.42%    4.48%     4.28%     4.45%
  Ratio of expenses to average net assets*                       1.13%    1.14%    1.15%     1.16%     1.16%
  Portfolio turnover(A)                                         65.46%   96.03%   86.32%   108.41%   109.03%


*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

--------------------------------------------------------------------------------
                                      76

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                            YEAR ENDED JUNE 30,
INTERMEDIATE TAX-FREE BOND FUND                                ---------------------------------------------
CLASS B                                                          2002     2001     2000     1999      1998
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.84  $ 10.44  $ 10.69  $  11.16  $  10.93
-------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.39     0.41     0.40      0.40      0.43
  Net realized and unrealized gains (losses) from investments     0.24     0.40    (0.25)    (0.30)     0.31
-------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.63     0.81     0.15      0.10      0.74
-------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.39)   (0.41)   (0.40)    (0.40)    (0.43)
  Net realized gains                                                --       --       --     (0.17)    (0.08)
-------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.39)   (0.41)   (0.40)    (0.57)    (0.51)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 11.08  $ 10.84  $ 10.44  $  10.69  $  11.16
-------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             5.87%    7.85%    1.46%     0.80%     6.81%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 8,915  $ 7,857  $ 7,597  $  9,087  $  5,659
  Ratio of expenses to average net assets                        1.49%    1.49%    1.48%     1.49%     1.50%
  Ratio of net investment income to average net assets           3.51%    3.77%    3.81%     3.58%     3.80%
  Ratio of expenses to average net assets*                       1.78%    1.79%    1.79%     1.81%     1.81%
  Portfolio turnover(D)                                         65.46%   96.03%   86.32%   108.41%   109.03%

                                                                                          SIX MONTHS      YEAR ENDED
                                                                  YEAR ENDED JUNE 30,       ENDED        DECEMBER 31,
TAX-FREE BOND FUND                                             -------------------------   JUNE 30,    ----------------
CLASS A                                                          2002     2001     2000    1999(A)       1998     1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 12.74  $ 12.16  $ 12.44   $ 12.99     $ 12.87  $ 12.36
------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.57     0.58     0.57      0.28        0.55     0.56
  Net realized and unrealized gains (losses) from investments     0.18     0.58    (0.28)    (0.53)       0.17     0.54
------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.75     1.16     0.29     (0.25)       0.72     1.10
------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.58)   (0.58)   (0.57)    (0.29)      (0.57)   (0.59)
  Net realized gains                                                --       --       --     (0.01)      (0.03)      --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.58)   (0.58)   (0.57)    (0.30)      (0.60)   (0.59)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 12.91  $ 12.74  $ 12.16   $ 12.44     $ 12.99    12.87
------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             5.97%    9.67%    2.47%    (1.97%)(B)   5.74%    9.13%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $51,859  $46,849  $33,629   $38,253     $47,176  $34,729
  Ratio of expenses to average net assets                        0.83%    0.83%    0.85%     0.87%(C)    0.88%    0.85%
  Ratio of net investment income to average net assets           4.47%    4.59%    4.72%     4.34%(C)    4.36%    4.65%
  Ratio of expenses to average net assets*                       0.98%    0.98%    1.00%     0.95%(C)    0.88%    0.85%
  Portfolio turnover(D)                                         10.70%   33.81%   44.41%    37.90%      22.05%   32.08%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        77

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                   SIX MONTHS      YEAR ENDED
                                                           YEAR ENDED JUNE 30,       ENDED        DECEMBER 31,
TAX-FREE BOND FUND                                      -------------------------   JUNE 30,    ----------------
CLASS B                                                   2002     2001     2000    1999(A)       1998     1997
------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 12.72  $ 12.16  $ 12.44   $ 12.99     $ 12.86  $ 12.36
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                    0.48     0.50     0.49      0.23        0.45     0.46
  Net realized and unrealized gains (losses) from
   investments                                             0.19     0.56    (0.28)    (0.53)       0.18     0.54
-----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                           0.67     1.06     0.21     (0.30)       0.63     1.00
-----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                   (0.50)   (0.50)   (0.49)    (0.24)      (0.47)   (0.50)
  Net realized gains                                         --       --       --     (0.01)      (0.03)      --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.50)   (0.50)   (0.49)    (0.25)      (0.50)   (0.50)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 12.89  $ 12.72  $ 12.16   $ 12.44     $ 12.99  $ 12.86
-----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                      5.33%    8.82%    1.80%    (2.31%)(B)   4.98%    8.26%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $13,003  $ 7,253  $ 3,456   $ 2,443     $ 2,142  $ 1,312
  Ratio of expenses to average net assets                 1.48%    1.48%    1.50%     1.57%(C)    1.63%    1.60%
  Ratio of net investment income to average net assets    3.82%    3.94%    4.04%     3.64%(C)    3.61%    3.90%
  Ratio of expenses to average net assets*                1.63%    1.63%    1.66%     1.61%(C)    1.63%    1.60%
  Portfolio turnover(D)                                  10.70%   33.81%   44.41%    37.90%      22.05%   32.08%

                                                                              YEAR ENDED JUNE 30,
MUNICIPAL INCOME FUND                                          ------------------------------------------------
CLASS A                                                          2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   9.83  $   9.49  $   9.95  $  10.14  $   9.87
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.43      0.46      0.46      0.47      0.49
  Net realized and unrealized gains (losses) from investments      0.10      0.34     (0.46)    (0.19)     0.27
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                   0.53      0.80        --      0.28      0.76
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.43)    (0.46)    (0.46)    (0.47)    (0.49)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   9.93  $   9.83  $   9.49  $   9.95  $  10.14
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                              5.52%     8.56%     0.06%     2.80%     7.84%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $166,452  $166,096  $144,335  $188,143  $101,805
  Ratio of expenses to average net assets                         0.84%     0.83%     0.82%     0.82%     0.82%
  Ratio of net investment income to average net assets            4.40%     4.74%     4.79%     4.62%     4.83%
  Ratio of expenses to average net assets*                        0.99%     0.98%     1.01%     1.01%     1.02%
  Portfolio turnover(D)                                          93.62%    65.31%   100.61%    55.03%    69.76%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      78

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                                  YEAR ENDED JUNE 30,
MUNICIPAL INCOME FUND                                          -------------------------------------------------------
CLASS B                                                          2002      2001      2000      1999          1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   9.79  $   9.45  $   9.91  $ 10.10        $  9.84
-------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.37      0.40      0.40     0.41           0.42
  Net realized and unrealized gains (losses) from investments      0.10      0.34     (0.46)   (0.19)          0.26
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                   0.47      0.74     (0.06)    0.22           0.68
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.37)    (0.40)    (0.40)   (0.41)         (0.42)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   9.89  $   9.79  $   9.45  $  9.91        $ 10.10
-------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                              4.78%     7.91%    (0.58%)   2.14%          7.04%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $111,849  $100,458  $ 90,118  $97,899        $56,911
  Ratio of expenses to average net assets                         1.49%     1.48%     1.47%    1.47%          1.47%
  Ratio of net investment income to average net assets            3.75%     4.10%     4.16%    3.99%          4.18%
  Ratio of expenses to average net assets*                        1.64%     1.64%     1.67%    1.67%          1.67%
  Portfolio turnover(D)                                          93.62%    65.31%   100.61%   55.03%         69.76%
                                                                        YEAR ENDED JUNE 30,
MUNICIPAL INCOME FUND                                          -------------------------------------  NOVEMBER 4, 1997 TO
CLASS C                                                          2002      2001      2000      1999    JUNE 30, 1998(A)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   9.79  $   9.45  $   9.91  $ 10.09        $  9.96
-------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.36      0.39      0.40     0.41           0.68
  Net realized and unrealized gains (losses) from investments      0.10      0.34     (0.46)   (0.18)          0.13
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                   0.46      0.73     (0.06)    0.23           0.81
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.37)    (0.39)    (0.40)   (0.41)         (0.68)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   9.88  $   9.79  $   9.45  $  9.91        $ 10.09
-------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                              4.81%     7.90%    (0.59%)   2.24%          8.28%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 42,670  $ 20,031  $ 17,296  $13,737        $ 2,216
  Ratio of expenses to average net assets                         1.49%     1.48%     1.46%    1.47%          1.47%(C)
  Ratio of net investment income to average net assets            3.74%     4.09%     4.14%    3.93%          4.18%(C)
  Ratio of expenses to average net assets*                        1.64%     1.64%     1.66%    1.66%          1.67%(C)
  Portfolio turnover(D)                                          93.62%    65.31%   100.61%   55.03%         69.76%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        79

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                           YEAR ENDED JUNE 30,
ARIZONA MUNICIPAL BOND FUND                                    -------------------------------------------
CLASS A                                                          2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  9.67  $  9.39  $  9.67  $ 10.08  $  9.99
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.39     0.43     0.43     0.44     0.46
  Net realized and unrealized gains (losses) from investments     0.20     0.28    (0.21)   (0.26)    0.16
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.59     0.71     0.22     0.18     0.62
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.42)   (0.43)   (0.43)   (0.44)   (0.46)
  Net realized gains                                                --       --    (0.07)   (0.15)   (0.07)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.42)   (0.43)   (0.50)   (0.59)   (0.53)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  9.84  $  9.67  $  9.39  $  9.67  $ 10.08
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             6.25%    7.72%    2.43%    1.69%    6.30%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 9,462  $ 2,746  $ 2,391  $ 1,799  $ 1,321
  Ratio of expenses to average net assets                        0.84%    0.84%    0.86%    0.86%    0.84%
  Ratio of net investment income to average net assets           4.26%    4.46%    4.64%    4.37%    4.53%
  Ratio of expenses to average net assets*                       0.99%    0.99%    1.01%    1.02%    1.01%
  Portfolio turnover(A)                                         12.38%   17.30%   19.28%   16.29%   20.89%
                                                                           YEAR ENDED JUNE 30,
ARIZONA MUNICIPAL BOND FUND                                    -------------------------------------------
CLASS B                                                          2002     2001     2000     1999     1998
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  9.75  $  9.46  $  9.75  $ 10.16  $ 10.09
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.35     0.37     0.37     0.37     0.13
  Net realized and unrealized gains (losses) from investments     0.18     0.29    (0.22)   (0.26)    0.14
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.53     0.66     0.15     0.11     0.27
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.36)   (0.37)   (0.37)   (0.37)   (0.13)
  Net realized gains                                                --       --    (0.07)   (0.15)   (0.07)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.36)   (0.37)   (0.44)   (0.52)   (0.20)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  9.92  $  9.75  $  9.46  $  9.75  $ 10.16
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             5.53%    7.08%    1.64%    1.04%    2.67%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 1,032  $   863  $   713  $   640  $   290
  Ratio of expenses to average net assets                        1.49%    1.49%    1.50%    1.50%    1.50%
  Ratio of net investment income to average net assets           3.62%    3.81%    3.93%    3.67%    3.88%
  Ratio of expenses to average net assets*                       1.64%    1.64%    1.66%    1.66%    1.64%
  Portfolio turnover(A)                                         12.38%   17.30%   19.28%   16.29%   20.89%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      80

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                           YEAR ENDED JUNE 30,
KENTUCKY MUNICIPAL BOND FUND                                   ------------------------------------------
CLASS A                                                          2002     2001     2000     1999    1998
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.20  $  9.90  $ 10.13  $ 10.41  $10.21
----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.43     0.47     0.47     0.47    0.49
  Net realized and unrealized gains (losses) from investments     0.13     0.30    (0.23)   (0.28)   0.20
----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.56     0.77     0.24     0.19    0.69
----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.44)   (0.47)   (0.47)   (0.47)  (0.49)
----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.44)   (0.47)   (0.47)   (0.47)  (0.49)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.32  $ 10.20  $  9.90  $ 10.13  $10.41
----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             5.61%    7.90%    2.47%    1.79%   6.86%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $13,099  $ 8,906  $ 8,230  $10,075  $7,899
  Ratio of expenses to average net assets                        0.86%    0.86%    0.86%    0.86%   0.85%
  Ratio of net investment income to average net assets           4.30%    4.64%    4.74%    4.50%   4.69%
  Ratio of expenses to average net assets*                       1.01%    1.01%    1.04%    1.06%   1.04%
  Portfolio turnover(A)                                         15.24%   16.70%   21.82%    6.30%   5.81%
                                                                           YEAR ENDED JUNE 30,
KENTUCKY MUNICIPAL BOND FUND                                   ------------------------------------------
CLASS B                                                          2002     2001     2000     1999    1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.14  $  9.84  $ 10.06  $ 10.35  $10.15
----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.38     0.40     0.41     0.40    0.42
  Net realized and unrealized gains (losses) from investments     0.12     0.30    (0.22)   (0.29)   0.20
----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.50     0.70     0.19     0.11    0.62
----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.38)   (0.40)   (0.41)   (0.40)  (0.42)
----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.38)   (0.40)   (0.41)   (0.40)  (0.42)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.26  $ 10.14  $  9.84  $ 10.06  $10.35
----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             4.97%    7.22%    1.93%    1.05%   6.20%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $14,559  $13,558  $13,250  $15,135  $5,581
  Ratio of expenses to average net assets                        1.51%    1.51%    1.51%    1.51%   1.51%
  Ratio of net investment income to average net assets           3.65%    3.99%    4.12%    3.85%   4.04%
  Ratio of expenses to average net assets*                       1.66%    1.66%    1.69%    1.71%   1.70%
  Portfolio turnover(A)                                         15.24%   16.70%   21.82%    6.30%   5.81%

*During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        81

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS




                                                                           YEAR ENDED JUNE 30,
LOUISIANA MUNICIPAL BOND FUND                                  -------------------------------------------
CLASS A                                                          2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.08  $  9.74  $  9.96  $ 10.26  $ 10.10
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.42     0.45     0.46     0.45     0.47
  Net realized and unrealized gains (losses) from investments     0.13     0.34    (0.21)   (0.28)    0.16
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.55     0.79     0.25     0.17     0.63
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.42)   (0.45)   (0.46)   (0.45)   (0.47)
  Net realized gains                                                --       --    (0.01)   (0.02)      --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.42)   (0.45)   (0.47)   (0.47)   (0.47)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.21  $ 10.08  $  9.74  $  9.96  $ 10.26
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             5.59%    8.28%    2.55%    1.67%    6.35%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $69,037  $59,662  $58,225  $75,958  $47,078
  Ratio of expenses to average net assets                        0.86%    0.86%    0.86%    0.86%    0.85%
  Ratio of net investment income to average net assets           4.15%    4.56%    4.67%    4.40%    4.60%
  Ratio of expenses to average net assets*                       1.16%    1.16%    1.18%    1.20%    1.18%
  Portfolio turnover(A)                                         22.19%   11.08%   17.27%   19.67%   12.03%
                                                                           YEAR ENDED JUNE 30,
LOUISIANA MUNICIPAL BOND FUND                                  -------------------------------------------
CLASS B                                                          2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.08  $  9.75  $  9.97  $ 10.26  $ 10.10
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.36     0.39     0.39     0.39     0.41
  Net realized and unrealized gains (losses) from investments     0.13     0.33    (0.21)   (0.27)    0.16
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.49     0.72     0.18     0.12     0.57
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.36)   (0.39)   (0.39)   (0.39)   (0.41)
  Net realized gains                                                --       --    (0.01)   (0.02)      --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.36)   (0.39)   (0.40)   (0.41)   (0.41)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.21  $ 10.08  $  9.75  $  9.97  $ 10.26
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             4.90%    7.48%    1.89%    1.11%    5.69%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $13,085  $10,715  $ 9,881  $10,866  $ 5,474
  Ratio of expenses to average net assets                        1.51%    1.51%    1.51%    1.51%    1.50%
  Ratio of net investment income to average net assets           3.50%    3.91%    4.02%    3.74%    3.95%
  Ratio of expenses to average net assets*                       1.81%    1.81%    1.83%    1.85%    1.83%
  Portfolio turnover(A)                                         22.19%   11.08%   17.27%   19.67%   12.03%

*During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      82

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                                  YEAR ENDED
                                                      YEAR ENDED JUNE 30,                        DECEMBER 31,
MICHIGAN MUNICIPAL BOND FUND                       -------------------------  SIX MONTHS ENDED ----------------
CLASS A                                              2002     2001     2000   JUNE 30, 1999(A)   1998     1997
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.65  $ 10.22  $ 10.63      $ 11.03      $ 10.93  $ 10.48
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                               0.46     0.47     0.48         0.24         0.47     0.49
  Net realized and unrealized gains (losses) from
   investments                                        0.19     0.43    (0.39)       (0.40)        0.13     0.44
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                      0.65     0.90     0.09        (0.16)        0.60     0.93
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                              (0.46)   (0.47)   (0.48)       (0.24)       (0.48)   (0.48)
  Net realized gains                                    --       --    (0.02)          --        (0.02)      --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.46)   (0.47)   (0.50)       (0.24)       (0.50)   (0.48)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 10.84  $ 10.65  $ 10.22      $ 10.63      $ 11.03  $ 10.93
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                 6.22%    9.00%    0.93%       (1.47%)(C)    5.61%    9.15%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                $69,371  $57,728  $30,626      $22,217      $22,876  $18,687
  Ratio of expenses to average net assets            0.85%    0.84%    0.86%        0.88%(D)     0.91%    0.92%
  Ratio of net investment income to average net
   assets                                            4.28%    4.51%    4.72%        4.35%(D)     4.27%    4.59%
  Ratio of expenses to average net assets*           1.00%    0.99%    1.02%        0.96%(D)     0.92%    0.98%
  Portfolio turnover(B)                              7.96%   17.30%   33.34%       10.60%       23.33%   37.84%
                                                                                                  YEAR ENDED
                                                      YEAR ENDED JUNE 30,                        DECEMBER 31,
MICHIGAN MUNICIPAL BOND FUND                       -------------------------  SIX MONTHS ENDED ----------------
CLASS B                                              2002     2001     2000   JUNE 30, 1999(A)   1998     1997
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.29  $  9.89  $ 10.28      $ 10.68      $ 10.59  $ 10.18
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                               0.38     0.41     0.42         0.20         0.39     0.38
  Net realized and unrealized gains (losses) from
   investments                                        0.18     0.40    (0.37)       (0.40)        0.12     0.44
----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                      .056     0.81     0.05        (0.20)        0.51     0.82
----------------------------------------------------------------------------------------------------------------
Distributions:                                                                                            (0.41)
  Net investment income                              (0.40)   (0.41)   (0.42)       (0.20)       (0.40)
  Net realized gains                                    --       --    (0.02)          --        (0.02)      --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.40)   (0.41)   (0.44)       (0.20)       (0.42)   (0.41)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 10.45  $ 10.29  $  9.89      $ 10.28      $ 10.68  $ 10.59
----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                 5.49%    8.33%    0.51%       (1.86%)(C)    4.92%    8.26%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                $28,567  $17,961  $10,106      $ 6,771      $ 1,940  $   707
  Ratio of expenses to average net assets            1.50%    1.49%    1.52%        1.59%(D)     1.66%    1.67%
  Ratio of net investment income to average net
   assets                                            3.63%    3.92%    4.21%        3.64%(D)     3.52%    3.84%
  Ratio of expenses to average net assets*           1.65%    1.64%    1.69%        1.70%(D)     1.67%    1.73%
  Portfolio turnover(B)                              7.96%   17.30%   33.34%       10.60%       23.33%   37.84%


*During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund. (B) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (C) Not annualized.
 (D) Annualized.

--------------------------------------------------------------------------------
                                        83

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                           YEAR ENDED JUNE 30,
OHIO MUNICIPAL BOND FUND                                       -------------------------------------------
CLASS A                                                          2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.82  $ 10.47  $ 10.78  $ 11.11  $ 10.91
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.46     0.51     0.51     0.51     0.54
  Net realized and unrealized gains (losses) from investments     0.19     0.35    (0.31)   (0.33)    0.20
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.65     0.86     0.20     0.18     0.74
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.46)   (0.51)   (0.51)   (0.51)   (0.54)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.46)   (0.51)   (0.51)   (0.51)   (0.54)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 11.01  $ 10.82  $ 10.47  $ 10.78  $ 11.11
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             6.08%    8.32%    1.94%    1.59%    6.87%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $47,914  $32,308  $32,307  $26,876  $17,297
  Ratio of expenses to average net assets                        0.85%    0.85%    0.85%    0.81%    0.79%
  Ratio of net investment income to average net assets           4.23%    4.74%    4.84%    4.57%    4.83%
  Ratio of expenses to average net assets*                       1.16%    1.16%    1.18%    1.18%    1.18%
  Portfolio turnover(A)                                         20.90%   15.67%   35.46%   13.69%   10.49%
                                                                           YEAR ENDED JUNE 30,
OHIO MUNICIPAL BOND FUND                                       -------------------------------------------
CLASS B                                                          2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.90  $ 10.54  $ 10.86  $ 11.18  $ 10.98
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.39     0.44     0.44     0.44     0.47
  Net realized and unrealized gains (losses) from investments     0.18     0.36    (0.32)   (0.32)    0.20
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.57     0.80     0.12     0.12     0.67
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.39)   (0.44)   (0.44)   (0.44)   (0.47)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.39)   (0.44)   (0.44)   (0.44)   (0.47)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 11.08  $ 10.90  $ 10.54  $ 10.86  $ 11.18
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             5.30%    7.67%    1.17%    1.01%    6.20%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $58,650  $47,332  $40,605  $49,703  $26,138
  Ratio of expenses to average net assets                        1.50%    1.50%    1.50%    1.46%    1.44%
  Ratio of net investment income to average net assets           3.59%    4.07%    4.15%    3.89%    4.19%
  Ratio of expenses to average net assets*                       1.81%    1.81%    1.83%    1.83%    1.83%
  Portfolio turnover(A)                                         20.90%   15.67%   35.46%   13.69%   10.49%

*During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      84

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                            YEAR ENDED JUNE 30,
WEST VIRGINIA MUNICIPAL BOND FUND                              --------------------------------------------
CLASS A                                                          2002    2001      2000      1999     1998
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.14  $ 9.81  $ 10.03    $ 10.36  $ 10.15
------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.46    0.46     0.46       0.47     0.48
  Net realized and unrealized gains (losses) from investments     0.13    0.33    (0.22)     (0.32)    0.21
------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.59    0.79     0.24       0.15     0.69
------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.46)  (0.46)   (0.46)     (0.47)   (0.48)
  Net realized gains                                                --      --       --(B)   (0.01)      --
------------------------------------------------------------------------------------------------------------
Total Distributions                                               0.46   (0.46)   (0.46)     (0.48)   (0.48)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.27  $10.14  $  9.81    $ 10.03  $ 10.36
------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             5.89%   8.19%    2.59%      1.37%    6.98%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 6,422  $5,639  $ 3,677    $ 3,570  $ 2,024
  Ratio of expenses to average net assets                        0.86%   0.86%    0.86%      0.85%    0.85%
  Ratio of net investment income to average net assets           4.48%   4.60%    4.74%      4.42%    4.68%
  Ratio of expenses to average net assets*                       1.01%   1.01%    1.03%      1.05%    1.07%
  Portfolio turnover(A)                                         12.03%   7.91%   24.67%     15.24%   16.69%
                                                                            YEAR ENDED JUNE 30,
WEST VIRGINIA MUNICIPAL BOND FUND                              --------------------------------------------
CLASS B                                                          2002    2001      2000      1999     1998
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.13  $ 9.80  $ 10.03    $ 10.35  $ 10.12
------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.38    0.39     0.40       0.40     0.42
  Net realized and unrealized gains (losses) from investments     0.14    0.33    (0.23)     (0.31)    0.23
------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.52    0.72     0.17       0.09     0.65
------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.39)  (0.39)   (0.40)     (0.40)   (0.42)
  Net realized gains                                                --      --       --(B)   (0.01)      --
------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.39)  (0.39)   (0.40)     (0.41)   (0.42)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.26  $10.13  $  9.80    $ 10.03  $ 10.35
------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             5.26%   7.49%    1.82%      0.80%    6.57%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $10,008  $7,075  $ 6,772    $ 7,505  $ 3,352
  Ratio of expenses to average net assets                        1.51%   1.51%    1.51%      1.50%    1.50%
  Ratio of net investment income to average net assets           3.83%   3.97%    4.09%      3.79%    4.05%
  Ratio of expenses to average net assets*                       1.66%   1.66%    1.68%      1.71%    1.72%
  Portfolio turnover(A)                                         12.03%   7.91%   24.67%     15.24%   16.69%

* During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Amount is less than $0.01.

--------------------------------------------------------------------------------
                                        85

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Appendix A

--------------------------------------------------------------------------------
Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

------------------------------------------------

                                                 FUND NAME FUND CODE
            --------------------------------------------------------
               One Group(R) Short-Term Municipal Bond Fund     1
            --------------------------------------------------------
              One Group(R) Intermediate Tax-Free Bond Fund     2
            --------------------------------------------------------
                           One Group(R) Tax-Free Bond Fund     3
            --------------------------------------------------------
                        One Group(R) Municipal Income Fund     4
            --------------------------------------------------------
                  One Group(R) Arizona Municipal Bond Fund     5
            --------------------------------------------------------
                 One Group(R) Kentucky Municipal Bond Fund     6
            --------------------------------------------------------
                One Group(R) Louisiana Municipal Bond Fund     7
            --------------------------------------------------------
                 One Group(R) Michigan Municipal Bond Fund     8
            --------------------------------------------------------
                     One Group(R) Ohio Municipal Bond Fund     9
            --------------------------------------------------------
            One Group(R) West Virginia Municipal Bond Fund    10
            --------------------------------------------------------

                                                                 Fund Risk
Instrument                                                       Code Type
-----------------------------------------------------------------

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and       1-10 Market
CUBES.
-------------------------------------------------------------------------------

Treasury Receipts: TRs, TIGRs and CATS.                          1-10 Market
-------------------------------------------------------------------------------

U.S. Government Agency Securities: Securities issued by          1-10 Market
agencies and instrumentalities of the U.S. government. These          Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------------

When-Issued Securities and Forward Commitments: Purchase         1-10 Market
or contract to purchase securities at a fixed price for delivery      Leverage
at a future date.                                                     Liquidity
                                                                      Credit
-------------------------------------------------------------------------------

Investment Company Securities: Shares of other mutual funds,     1-10 Market
including One Group money market funds and shares of
other money market mutual funds for which Banc One
Investment Advisors or its affiliates serve as investment
advisor or administrator. Banc One Investment Advisors will
waive certain fees when investing in funds for which it
serves as investment advisor to the extent required by law.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      86

                                                                Fund Risk
 Instrument                                                     Code Type

 Call and Put Options: A call option gives the buyer the right  1-10 Management
 to buy, and obligates the seller of the option to sell, a           Liquidity
 security at a specified price at a future date. A put option        Credit
 gives the buyer the right to sell, and obligates the seller of      Market
 the option to buy, a security at a specified price at a future      Leverage
 date. The Funds will sell only covered call and secured put options.
 ------------------------------------------------------------------------------

 Futures and Related Options: A contract providing for the      1-10 Management
 future sale and purchase of a specified amount of a                 Market
 specified security, class of securities or an index at a            Credit
 specified time in the future and at a specified price.              Liquidity
                                                                     Leverage
 ------------------------------------------------------------------------------

 Commercial Paper: Secured and unsecured short-term             1-10 Credit
 promissory notes issued by corporations and other entities.         Liquidity
 Maturities generally vary from a few days to nine months.           Market
 ------------------------------------------------------------------------------

 Restricted Securities: Securities not registered under the     1-10 Liquidity
 Securities Act of 1933, such as privately placed commercial         Market
 paper and Rule 144A securities.                                     Credit
 ------------------------------------------------------------------------------

 Variable and Floating Rate Instruments: Obligations with       1-10 Market
 interest rates which are reset daily, weekly, quarterly or          Credit
 some other period and which may be payable to the Fund              Liquidity
 on demand.
 ------------------------------------------------------------------------------

 Mortgage-Backed Securities: Debt obligations secured by        1-10 Prepayment
 real estate loans and pools of loans. These include                 Market
 collateralized mortgage obligations ("CMOs") and Real               Credit
 Estate Mortgage Investment Conduits ("REMICs").                     Regulatory
 ------------------------------------------------------------------------------

 Demand Features: Securities that are subject to puts and       1-10 Market
 standby commitments to purchase the securities at a fixed           Liquidity
 price (usually with accrued interest) within a fixed period         Management
 of time following demand by a Fund.
 ------------------------------------------------------------------------------

 Swaps, Caps and Floors: A Fund may enter into these            1-10 Management
 transactions to manage its exposure to changing interest            Credit
 rates and other factors. Swaps involve an exchange of               Liquidity
 obligations by two parties. Caps and floors entitle a               Market
 purchaser to a principal amount from the seller of the cap
 or floor to the extent that a specified index exceeds or falls below a predetermined interest.
 ------------------------------------------------------------------------------

 New Financial Products: New options and futures contracts      1-10 Management
 and other financial products continue to be developed and           Credit
 the Fund may invest in such options, contracts and                  Market
 products.                                                           Liquidity
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        87

                                                               Fund Risk
 Instrument                                                    Code Type

 Structured Instruments: Debt securities issued by agencies    1-10 Market
 and instrumentalities of the U.S. government, banks,               Liquidity
 municipalities, corporations and other businesses whose            Management
 interest and/or principal payments are indexed to foreign          Credit
 currency exchange rates, interest rates, or one or more            Foreign
 other references indices.                                          Investment
 -----------------------------------------------------------------------------

 Municipal Bonds: Securities issued by a state or political    1-10 Credit
 subdivision to obtain funds for various public purposes.           Political
 Municipal bonds include private activity bonds and                 Tax
 industrial development bonds, as well as General                   Market
 Obligation Notes, Bond Anticipation Notes, Tax                     Regulatory
 Anticipation Notes, Revenue Anticipation Notes, Project
 Notes, other short-term tax-exempt obligations, municipal
 leases, participations in pools of municipal securities,
 obligations of municipal housing authorities and single
 family revenue bonds.
 -----------------------------------------------------------------------------

 Stripped Mortgage-Backed Securities: Derivative multi-class   1-10 Prepayment
 mortgage securities which are usually structured with two          Market
 classes of shares that receive different proportions of the        Credit
 interest and principal from a pool of mortgage assets.             Regulatory
 These include IOs and POs.
 -----------------------------------------------------------------------------

 Asset-Backed Securities: Securities secured by company        1-10 Prepayment
 receivables, home equity loans, truck and auto loans,              Market
 leases, credit card receivables and other securities backed        Credit
 by other types of receivables or other assets.                     Regulatory
 -----------------------------------------------------------------------------

 Zero Coupon Debt Securities: Bonds and other debt that pay    1-10 Credit
 no interest, but are issued at a discount from their value at      Market
 maturity. When held to maturity, their entire return equals the differences between their issue price and their
 maturity value.
 -----------------------------------------------------------------------------

 Inverse Floating Rate Instruments: Floating rate debt         1-10 Credit
 instruments with interest rates that reset in the opposite         Market
 direction from the market rate of interest to which the            Leverage
 inverse floater is indexed.
 -----------------------------------------------------------------------------

 Loan Participations and Assignments: Participations in, or    1-10 Market
 assignments of municipal securities, including municipal           Credit
 leases.                                                            Political
                                                                    Liquidity
                                                                    Tax

--------------------------------------------------------------------------------
Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

.. Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Credit risk is

--------------------------------------------------------------------------------
                                      88
  generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

.. Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

.. Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

.. Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

.. Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

.. Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

.. Foreign Investment Risk. Risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also

--------------------------------------------------------------------------------
                                        89
  includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

.. Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

.. Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

.. Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

.. Zero-Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk, which is described above.

--------------------------------------------------------------------------------
                                      90

--------------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

ONE GROUP(R) MUTUAL FUNDS
1111 POLARIS PARKWAY
COLUMBUS, OHIO 43271-1235

   OR VISITING

WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-121 (11/02)
[LOGO] ONE GROUP/R/
Mutual Funds

[LOGO] ONE GROUP/R/
Mutual Funds

FOR INSTITUTIONAL CLIENTS

MUNICIPAL BOND FUNDS

                 PROSPECTUS
                 Class I Shares
                 November 1, 2002


                 One Group(R) Short-Term Municipal Bond Fund
                 One Group(R) Intermediate Tax-Free Bond Fund
                 One Group(R) Tax-Free Bond Fund
                 One Group(R) Municipal Income Fund
                 One Group(R) Arizona Municipal Bond Fund
                 One Group(R) Kentucky Municipal Bond Fund
                 One Group(R) Louisiana Municipal Bond Fund
                 One Group(R) Michigan Municipal Bond Fund
                 One Group(R) Ohio Municipal Bond Fund
                 One Group(R) West Virginia Municipal Bond Fund


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

               --------

TABLE OF
   CONTENTS


FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
       One Group Short-Term Municipal Bond Fund   1
                                                -----
      One Group Intermediate Tax-Free Bond Fund   6
                                                -----
                   One Group Tax-Free Bond Fund   11
                                                -----
                One Group Municipal Income Fund   16
                                                -----
          One Group Arizona Municipal Bond Fund   21
                                                -----
         One Group Kentucky Municipal Bond Fund   26
                                                -----
        One Group Louisiana Municipal Bond Fund   31
                                                -----
         One Group Michigan Municipal Bond Fund   36
                                                -----
             One Group Ohio Municipal Bond Fund   41
                                                -----
    One Group West Virginia Municipal Bond Fund   46
                                                -----



           MORE ABOUT THE FUNDS
Principal Investment Strategies   51
                                -----
               Investment Risks   55
                                -----
              Portfolio Quality   55
                                -----
  Temporary Defensive Positions   56
                                -----
             Portfolio Turnover   56
                                -----



HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares   57
                                               -----
                        Exchanging Fund Shares   60
                                               -----
                         Redeeming Fund Shares   61
                                               -----



PRIVACY POLICY   64
               -----



           SHAREHOLDER INFORMATION
                     Voting Rights   66
                                   -----
                 Dividend Policies   66
                                   -----
     Tax Treatment of Shareholders   66
                                   -----
Shareholder Statements and Reports   69
                                   -----



MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   71
                                     -----
                   The Fund Managers   71
                                     -----



            FINANCIAL HIGHLIGHTS   72
                                 -----
APPENDIX A: INVESTMENT PRACTICES   78
                                 -----


  ONE GROUP (R)      Short-Term Municipal Bond Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in a portfolio of municipal bonds with an average weighted maturity of three years or less. From time to time, a significant portion of the Fund's total assets may be invested in municipal housing authority obligations. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Short-Term Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL BONDS?
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX?
Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       Short-Term Municipal Bond Fund



MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Short-Term Municipal Bond Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1999   2000   2001
-----  -----  -----
1.20%  5.73%  5.10%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 5.06%.

--------------------------------------------------------------------------------
Best Quarter:  1.93%  3Q2001      Worst Quarter:  -0.23%  2Q1999
--------------------------------------------------------------------------------

  FUND SUMMARY       Short-Term Municipal Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                             INCEPTION           PERFORMANCE
                                           DATE OF CLASS  1 YEAR SINCE 5/4/98
     ------------------------------------------------------------------------
     Class I                                  5/4/98
     ------------------------------------------------------------------------
     Return Before Taxes                                  5.10%     4.36%
     ------------------------------------------------------------------------
     Return After Taxes on Distributions                  5.10%     4.35%
     ------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund
     Shares                                               4.71%     4.30%
     ------------------------------------------------------------------------
     Lehman Brothers Short Municipal Bond Index/2/
     (no deduction for expenses or taxes)                 6.29%     5.13%
     ------------------------------------------------------------------------
     Lipper Short-Term Municipal Debt Fund Index/3/
     (no deduction for sales charges or taxes)            4.79%     4.09%
     ------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
   Short Municipal Bond Fund for the period before it was consolidated with One Group Short-Term Municipal Bond Fund on March 22, 1999.
/2/The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with short-term maturities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Short-Term Municipal Debt Fund Index consists of funds that invest in municipal debt issues with dollar-weighted average maturities of one to three years.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Short-Term Municipal Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .60%
             -----------------------------------------------------
              Other Expenses                                 .21%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .81%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.26%)
             -----------------------------------------------------
              Net Expenses                                   .55%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .55% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $56      $233    $424     $977
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $83.

  ONE GROUP (R)      Intermediate Tax-Free Bond Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income exempt from federal income taxes consistent with prudent investment management and the preservation of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests primarily in a portfolio of municipal bonds with an average weighted maturity of between three and 10 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Intermediate Tax-Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL BONDS?
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX?
Up to 20% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       Intermediate Tax-Free Bond Fund



MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Intermediate Tax-Free Bond Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT
THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1992   1993    1994    1995   1996   1997   1998    1999   2000   2001
------  -----  ------  ------  -----  -----  -----  ------  -----  -----
 7.54%  9.68%  -3.90%  13.06%  4.39%  8.20%  6.00%  -2.32%  9.03%  4.59%


/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 9.70%.

--------------------------------------------------------------------------------
Best Quarter:  5.14%  1Q1995      Worst Quarter:  -4.73%  1Q1994
--------------------------------------------------------------------------------

  FUND SUMMARY       Intermediate Tax-Free Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                INCEPTION                              PERFORMANCE
                              DATE OF CLASS    1 YEAR 5 YEARS 10 YEARS SINCE 9/4/90
     ------------------------------------------------------------------------------
     Class I                     9/4/90
     ------------------------------------------------------------------------------
     Return Before Taxes                       4.59%   5.02%   5.50%      6.07%
     ------------------------------------------------------------------------------
     Return After Taxes on Distributions       4.59%   4.89%   5.38%      5.96%
     ------------------------------------------------------------------------------
     Return After Taxes on Distributions and
      Sale of Fund Shares                      4.64%   4.93%   5.36%      5.88%
     ------------------------------------------------------------------------------
     Lehman Brothers 7 Year Municipal Bond
      Index/1/
     (no deduction for expenses or taxes)      5.18%   5.56%   6.12%      6.78%
     ------------------------------------------------------------------------------
     Lehman Brothers 3-15 Year Municipal
      Bond Index/2/
     (no deduction for expenses or taxes)      5.27%   5.83%       *          *
     ------------------------------------------------------------------------------
     Lipper Intermediate Municipal Fund
      Index/2/
     (no deduction for sales charges or taxes) 4.80%   4.96%   5.50%      6.15%
     ------------------------------------------------------------------------------

/1/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Intermediate Tax-Free Bond Fund



FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .60%
             -----------------------------------------------------
              Other Expenses                                 .18%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .78%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.18%)
             -----------------------------------------------------
              Net Expenses                                   .60%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .60% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/          3 YEARS         5 YEARS        10 YEARS
                       -----------------------------------------------------------------
                         $61               $231            $416            $949
                       -----------------------------------------------------------------
                       /1/Without contractual fee waivers, 1 Year expenses would be $80.

  ONE GROUP (R)      Tax-Free Bond Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests primarily in a portfolio of municipal bonds. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Tax-Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL BONDS?
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX?
Up to 20% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       Tax-Free Bond Fund



MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Tax-Free Bond Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995   1996   1997   1998    1999    2000   2001
-----  ------  ------  ------  -----  -----  -----  ------  ------  -----
9.45%  10.74%  -1.98%  17.17%  3.76%  9.34%  5.99%  -3.15%  11.78%  4.83%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 9.61%. Performance data includes performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with the One Group Tax-Free Bond Fund on March 22, 1999. Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered, unadjusted for differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  6.66%  1Q1995      Worst Quarter:  -3.74%  1Q1994
--------------------------------------------------------------------------------

  FUND SUMMARY       Tax-Free Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                               INCEPTION                             PERFORMANCE
                             DATE OF CLASS   1 YEAR 5 YEARS 10 YEARS SINCE 3/1/88
     ----------------------------------------------------------------------------
     Class I                    2/1/95
     ----------------------------------------------------------------------------
     Return Before Taxes                     4.38%   5.54%   6.58%      7.35%
     ----------------------------------------------------------------------------
     Return After Taxes on Distributions     4.38%   5.53%   6.14%      6.95%
     ----------------------------------------------------------------------------
     Return After Taxes on Distributions and
      Sale of Fund Shares                    4.59%   5.44%   6.11%      6.89%
     ----------------------------------------------------------------------------
     Lehman Brothers Municipal Bond Index/2/
     (no deduction for expenses or taxes)    5.13%   5.98%   6.63%      7.35%
     ----------------------------------------------------------------------------
     Lipper General Municipal Fund Index/3/
     (no deduction for sales charges or taxes) 4.15%   5.10%   6.01%      7.01%
     ----------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
   Municipal Bond Fund for the period before it was consolidated with the One Group Tax-Free Bond Fund on March 22, 1999. Historical performance shown for Classes I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has been adjusted to reflect the differences in sales charges between classes but has not been adjusted for the differences in expenses.
/2/The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper General Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Tax-Free Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .45%
             -----------------------------------------------------
              Other Expenses                                 .18%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .63%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.01%)
             -----------------------------------------------------
              Net Expenses                                   .62%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .62% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you redeemed all of your shares or if you hold them. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $63      $201    $350     $785
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year exepnses would be $64.

  ONE GROUP (R)      Municipal Income Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income exempt from federal income taxes.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in a portfolio of municipal bonds, including mortgage-backed securities. While current income is the Fund's primary focus, it seeks to produce income in a manner consistent with the preservation of principal. The Fund's average weighted maturity will normally range between five and 15 years. From time to time, a significant portion of the Funds total assets may be invested in municipal housing authority obligations. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Municipal Income Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL BONDS?
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX?
Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       Municipal Income Fund



MAIN RISKS

Prepayment and Call Risk. As part of its main investment strategies, the Municipal Income Fund may invest in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Municipal Income Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1994    1995   1996   1997   1998    1999   2000   2001
------  ------  -----  -----  -----  ------  -----  -----
-1.60%  12.01%  4.58%  8.58%  6.14%  -2.49%  8.69%  4.71%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 7.15%.

--------------------------------------------------------------------------------
Best Quarter:  4.74%  1Q1995      Worst Quarter:  -1.91%  1Q1994
--------------------------------------------------------------------------------

  FUND SUMMARY       Municipal Income Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                        INCEPTION                       PERFORMANCE
                                      DATE OF CLASS      1 YEAR 5 YEARS SINCE 2/9/93
         ---------------------------------------------------------------------------
         Class I                         2/9/93
         ---------------------------------------------------------------------------
         Return Before Taxes                             4.71%   5.04%     5.14%
         ---------------------------------------------------------------------------
         Return After Taxes on Distributions             4.71%   5.04%     5.13%
         ---------------------------------------------------------------------------
         Return After Taxes on Distributions and Sale of
          Fund Shares                                    4.81%   5.07%     5.17%
         ---------------------------------------------------------------------------
         Lehman Brothers 7 Year Municipal Bond Index/1/
         (no deduction for expenses or taxes)            5.18%   5.56%     5.79%
         ---------------------------------------------------------------------------
         Lehman Brothers 3-15 Year Municipal Bond
          Index/2/
         (no deduction for fees, expenses or taxes)      5.27%   5.83%       *
         ---------------------------------------------------------------------------
         Lipper Intermediate Municipal Fund Index/2/
         (no deduction for sales charges or taxes)/3/    4.80%   4.96%     4.87%
         ---------------------------------------------------------------------------

/1/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Municipal Income Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .45%
             -----------------------------------------------------
              Other Expenses                                 .19%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .64%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.02%)
             -----------------------------------------------------
              Net Expenses                                   .62%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .62% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $63      $203    $355     $796
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $65.

  ONE GROUP (R)      Arizona Municipal Bond Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Arizona personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Arizona Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL BONDS?
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX?
Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       Arizona Municipal Bond Fund



MAIN RISKS

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Arizona Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of Arizona issuers, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, Arizona's population growth continues to outpace the national average, although this growth is expensive and Arizona's economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona's continued growth depends, to some extent, on its ability to manage its water resources.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

  FUND SUMMARY       Arizona Municipal Bond Fund



Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992   1993    1994    1995   1996   1997   1998    1999   2000   2001
-----  -----  ------  ------  -----  -----  -----  ------  -----  -----
7.65%  9.98%  -2.38%  11.69%  4.05%  7.33%  5.56%  -2.27%  8.75%  4.70%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 9.24%. The Arizona Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  4.65%  1Q1995      Worst Quarter:  -3.51%  1Q1994
--------------------------------------------------------------------------------

  FUND SUMMARY       Arizona Municipal Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                               INCEPTION                              PERFORMANCE
                             DATE OF CLASS   1 YEAR 5 YEARS 10 YEARS SINCE 11/30/79
    -------------------------------------------------------------------------------
    Class I                     1/20/97
    -------------------------------------------------------------------------------
    Return Before Taxes                      4.70%   4.74%   5.43%       6.83%
    -------------------------------------------------------------------------------
    Return After Taxes on Distributions      4.70%   4.62%   5.37%       6.80%
    -------------------------------------------------------------------------------
    Return After Taxes on Distributions and
     Sale of Fund Shares                     4.71%   4.74%   4.99%       6.25%
    -------------------------------------------------------------------------------
    Lehman Brothers 7 Year Municipal Bond
     Index/2/
    (no deduction for expenses or taxes)     5.18%   5.56%   6.12%         *
    -------------------------------------------------------------------------------
    Lehman Brothers 3-15 Year Municipal
     Bond Index/3/
    (no deduction for expenses or taxes)     5.27%   5.83%     *           *
    -------------------------------------------------------------------------------
    Lipper Intermediate Municipal Fund
     Index/4/
    (no deduction for sales charges or taxes) 4.80%   4.96%   5.50%         *
    -------------------------------------------------------------------------------

/1/Arizona Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification restrictions imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/4/The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Arizona Municipal Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        ANNUAL FUND OPERATING EXPENSES
        ---------------------------------------------------------------
        (expenses that are deducted from Fund assets)           CLASS I
        ---------------------------------------------------------------
        Investment Advisory Fees                                  .45%
        ---------------------------------------------------------------
        Other Expenses                                            .19%
        ---------------------------------------------------------------
        Total Annual Fund Operating Expenses                      .64%
        ---------------------------------------------------------------
        Fee Waiver and/or Expense Reimbursement/1/               (.01%)
        ---------------------------------------------------------------
        Net Expenses                                              .63%
        ---------------------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .63% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/          3 YEARS                    5 YEARS                   10 YEARS
------------------------------------------------------------------------------------------
  $64               $204                       $356                       $797
------------------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $65.

  ONE GROUP (R)      Kentucky Municipal Bond Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Kentucky personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Kentucky Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL BONDS?
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX?
Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       Kentucky Municipal Bond Fund



MAIN RISKS

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Kentucky Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Kentucky, risks arise which might not be present if the Fund invested in securities of issuers located in additional states. Because of limitations in Kentucky's constitution, securities issued by Kentucky and its agencies are general obligations of the issuer only in those very rare instances when they are approved by the voters in a statewide referendum. In all other instances, payment is dependent on only the revenues generated directly from the properties financed by the securities or on the lease payments from a user, which may be bound only by a short-term lease. Securities issued by counties, cities, taxing districts and other political subdivisions of Kentucky beneath certain ceiling amounts are not so restricted. Securities issued by some other states or their agencies or political subdivisions are not subject to limitations such as those contained in Kentucky's constitution.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

  FUND SUMMARY       Kentucky Municipal Bond Fund



Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1994    1995   1996   1997   1998    1999   2000   2001
------  ------  -----  -----  -----  ------  -----  -----
-5.67%  15.32%  4.18%  7.50%  5.52%  -1.64%  8.94%  4.25%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.54%. Performance data includes the performance of the Trademark Kentucky Municipal Bond Fund for the period before it was consolidated with the One Group Kentucky Municipal Bond Fund on January 20, 1995.

--------------------------------------------------------------------------------
Best Quarter:  6.17%  1Q1995      Worst Quarter:  -4.63%  1Q1994
--------------------------------------------------------------------------------

  FUND SUMMARY       Kentucky Municipal Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                      INCEPTION                       PERFORMANCE
                                    DATE OF CLASS     1 YEAR 5 YEARS SINCE 3/12/93
         -------------------------------------------------------------------------
         Class I                       3/12/93
         -------------------------------------------------------------------------
         Return Before Taxes                          4.25%   4.85%      4.97%
         -------------------------------------------------------------------------
         Return After Taxes on Distributions          4.25%   4.85%      4.96%
         -------------------------------------------------------------------------
         Return After Taxes on Distributions and Sale
          of Fund Shares                              4.50%   4.88%      4.94%
         -------------------------------------------------------------------------
         Lehman Brothers 7 Year Municipal Bond Index/2/
         (no deduction for expenses or taxes)         5.18%   5.56%      5.70%
         -------------------------------------------------------------------------
         Lehman Brothers 3-15 Year Municipal Bond
          Index/3/
         (no deduction for expenses or taxes)         5.27%   5.83%        *
         -------------------------------------------------------------------------
         Lipper Intermediate Municipal Fund Index/4/
         (no deduction for sales charges or taxes)    4.80%   4.96%      5.06%
         -------------------------------------------------------------------------

/1/The above quoted performance data includes the performance of the Trademark
   Kentucky Municipal Bond Fund for the period before it was consolidated with the One Group Kentucky Municipal Bond Fund on January 20, 1995.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/4/The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Kentucky Municipal Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .45%
             -----------------------------------------------------
              Other Expenses                                 .21%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .66%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.03%)
             -----------------------------------------------------
              Net Expenses                                   .63%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .63% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the period shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $64      $208    $365     $820
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $67.

  ONE GROUP (R)      Louisiana Municipal Bond Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Louisiana personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Louisiana Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL BONDS?
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX?
Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       Louisiana Municipal Bond Fund



MAIN RISKS

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Louisiana Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Louisiana, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Louisiana economy is heavily dependent on a single industry, in this case energy (oil and gas). However, Louisiana has worked to promote increased diversification and its tourism industry has become the State's second largest industry. Although Louisiana has reduced its per capita debt burden to more moderate levels, wealth and income indicators are below the national average. Louisiana's average employment growth for the past five years is the highest since 1982. Economic growth is expected to surpass most other states during the overall U.S. economic slowdown because of its various commercial sectors.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

  FUND SUMMARY       Louisiana Municipal Bond Fund



Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995   1996   1997   1998    1999   2000   2001
-----  ------  ------  ------  -----  -----  -----  ------  -----  -----
7.97%  10.35%  -3.25%  12.02%  4.41%  7.41%  5.59%  -2.05%  9.28%  4.33%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.64%. Performance data includes the performance of the Paragon Louisiana Tax-Free Bond Fund for the period before it was consolidated with the One Group Louisiana Municipal; Bond Fund on March 26, 1996. Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered, unadjusted for differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  4.81%  1Q1995      Worst Quarter:  -4.19%  1Q1994
--------------------------------------------------------------------------------

  FUND SUMMARY       Louisiana Municipal Bond Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                               INCEPTION                               PERFORMANCE
                             DATE OF CLASS    1 YEAR 5 YEARS 10 YEARS SINCE 12/29/89
    --------------------------------------------------------------------------------
    Class I                     3/26/96
    --------------------------------------------------------------------------------
    Return Before Taxes                        4.33%  4.84%   5.50%       6.05%
    --------------------------------------------------------------------------------
    Return After Taxes on Distributions        4.33%  4.83%   5.49%       6.04%
    --------------------------------------------------------------------------------
    Return After Taxes on Distributions and
     Sale of Fund Shares                       4.50%  4.85%   5.46%       5.98%
    --------------------------------------------------------------------------------
    Lehman Brothers 7 Year Municipal Bond
     Index/2/
    (no deduction for expenses or taxes)      5.18 %  5.56%   6.12%       6.68%
    --------------------------------------------------------------------------------
    Lehman Brothers 3-15 Year Municipal
     Bond Index/3/
    (no deduction for expenses or taxes)       5.27%  5.83%     *           *
    --------------------------------------------------------------------------------
    Lipper Intermediate Municipal Fund
     Index/4/
    (no deduction for sales charges or taxes)  4.80%  4.96%   5.50%       6.03%
    --------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
   Louisiana Tax-Free Bond Fund for the period before it was consolidated with the One Group Louisiana Municipal Bond Fund on March 26, 1996. Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has been adjusted to reflect the differences in sales charges between classes but has not been adjusted for the differences in expenses.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/4/The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Louisiana Municipal Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .60%
             -----------------------------------------------------
              Other Expenses                                 .21%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .81%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.18%)
             -----------------------------------------------------
              Net Expenses                                   .63%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .63% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/          3 YEARS         5 YEARS        10 YEARS
                       -----------------------------------------------------------------
                         $64               $241            $432            $985
                       -----------------------------------------------------------------
                       /1/Without contractual fee waivers, 1 Year expenses would be $83.

  ONE GROUP (R)      Michigan Municipal Bond Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Michigan personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Michigan Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL BONDS?
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX?
Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       Michigan Municipal Bond Fund



MAIN RISKS

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Michigan Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Michigan, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer a substantial part of the financing of education costs from local property taxes to sales taxes and other taxes imposed at the state level.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

  FUND SUMMARY       Michigan Municipal Bond Fund



Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1994    1995   1996   1997   1998    1999    2000   2001
------  ------  -----  -----  -----  ------  ------  -----
-5.37%  16.43%  3.46%  9.42%  5.91%  -3.91%  10.80%  4.33%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -9.41%. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with the One Group Michigan Municipal Bond Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:  6.71%  1Q1995      Worst Quarter:  -5.52%  1Q1994
--------------------------------------------------------------------------------

  FUND SUMMARY       Michigan Municipal Bond Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001 /1/
--------------------------------------------------------------------------------

                                        INCEPTION                       PERFORMANCE
                                      DATE OF CLASS      1 YEAR 5 YEARS SINCE 2/1/93
         ---------------------------------------------------------------------------
         Class I                         2/1/93
         ---------------------------------------------------------------------------
         Return Before Taxes                             4.33%   5.18%     5.58%
         ---------------------------------------------------------------------------
         Return After Taxes on Distributions             4.33%   5.16%     5.56%
         ---------------------------------------------------------------------------
         Return After Taxes on Distributions and Sale of
          Fund Shares                                    4.49%   5.13%     5.47%
         ---------------------------------------------------------------------------
         Lehman Brothers 7 Year Municipal Bond Index/2/
         (no deduction for expenses or taxes)            5.18%   5.56%     5.79%
         ---------------------------------------------------------------------------
         Lehman Brothers 3-15 Year Municipal Bond
         Index/3/ (no deduction for expenses or taxes)   5.27%   5.83%       *
         ---------------------------------------------------------------------------
         Lipper Michigan Municipal Fund Index/4/
         (no deduction for sales charges or taxes)       4.61%   4.88%     5.01%
         ---------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
   Michigan Municipal Bond Fund for the period before it was consolidated with the One Group Michigan Municipal Bond Fund on March 22, 1999.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/4/The Lipper Michigan Municipal Funds Index is comprised of funds that limit their assets to those securities that are exempt from taxation in Michigan (double tax-exempt) or city (triple tax-exempt).
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Michigan Municipal Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .45%
             -----------------------------------------------------
              Other Expenses                                 .20%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .65%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.02%)
             -----------------------------------------------------
              Net Expenses                                   .63%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .63% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/          3 YEARS                     YEARS                    10 YEARS
------------------------------------------------------------------------------------------
  $64               $206                       $360                       $809
------------------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $66.

  ONE GROUP (R)      Ohio Municipal Bond Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Ohio personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Ohio Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL BONDS?
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX?
Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       Ohio Municipal Bond Fund



MAIN RISKS

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Ohio Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of issuers to make timely payments of interest and principal.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

  FUND SUMMARY       Ohio Municipal Bond Fund



Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995   1996   1997   1998    1999   2000   2001
-----  ------  ------  ------  -----  -----  -----  ------  -----  -----
8.54%  11.52%  -4.71%  13.28%  4.15%  7.46%  5.64%  -2.10%  8.97%  4.62%

/1/For the period from January 1, 2002 through September 30, 2002, the Fund's total return was 8.71%.

--------------------------------------------------------------------------------
Best Quarter:  4.89%  1Q1995      Worst Quarter:  -4.71%  1Q1994
--------------------------------------------------------------------------------

  FUND SUMMARY       Ohio Municipal Bond Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                INCEPTION                             PERFORMANCE
                              DATE OF CLASS   1 YEAR 5 YEARS 10 YEARS SINCE 7/2/91
     -----------------------------------------------------------------------------
     Class I                     7/2/91
     -----------------------------------------------------------------------------
     Return Before Taxes                       4.62%  4.84%   5.60%      5.92%
     -----------------------------------------------------------------------------
     Return After Taxes on Distributions       4.62%  4.84%   5.59%      5.92%
     -----------------------------------------------------------------------------
     Return After Taxes on Distributions and
      Sale of Fund Shares                      4.75%  4.90%   5.54%      5.84%
     -----------------------------------------------------------------------------
     Lehman Brothers 7 Year Municipal
      Bond Index/1/
     (no deduction for expenses or taxes)     5.18 %  5.56%   6.12%      6.52%
     -----------------------------------------------------------------------------
     Lehman Brothers 3-15 Year Municipal
      Bond Index/2/
     (no deduction for expenses or taxes)      5.27%  5.83%     *          *
     -----------------------------------------------------------------------------
     Lipper Intermediate Municipal Fund
      Index/3/
     (no deduction for sales charges or taxes)  4.80%  4.96%   5.50%        *
     -----------------------------------------------------------------------------

/1/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Ohio Municipal Bond Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .60%
             -----------------------------------------------------
              Other Expenses                                 .22%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .82%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.19%)
             -----------------------------------------------------
              Net Expenses                                   .63%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .63% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $64      $243    $436     $996
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $84.

  ONE GROUP (R)      West Virginia Municipal Bond Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in municipal bonds, the income from which is exempt from federal income tax and West Virginia personal income tax. A portion of the Fund's total assets also may be invested in municipal bonds issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The West Virginia Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL BONDS?
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX?
Up to 100% of the Fund's assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       West Virginia Municipal Bond Fund



MAIN RISKS

Non-Diversification. The Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the West Virginia Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in West Virginia, certain factors including economic conditions, constitutional amendments, and legislative and executive measures may have a disproportionately negative effect on the Fund's investments. For example, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and environmental concerns and litigation have adversely affected that industry. West Virginia's unemployment rate is above the national average.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics.

  FUND SUMMARY       West Virginia Municipal Bond Fund


Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992   1993    1994    1995   1996   1997   1998    1999   2000   2001
-----  -----  ------  ------  -----  -----  -----  ------  -----  -----
6.93%  7.73%  -0.12%  10.66%  4.71%  7.90%  5.87%  -2.20%  9.82%  4.49%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.67%. The West Virginia Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds if the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  4.06%  1Q1995      Worst Quarter:  -2.04%  2Q1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

  FUND SUMMARY       West Virginia Municipal Bond Fund



AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                               INCEPTION                              PERFORMANCE
                             DATE OF CLASS   1 YEAR 5 YEARS 10 YEARS SINCE 12/31/83
    -------------------------------------------------------------------------------
    Class I                     1/20/97
    -------------------------------------------------------------------------------
    Return Before Taxes                      4.49%   4.99%   5.46%       6.76%
    -------------------------------------------------------------------------------
    Return After Taxes on Distributions      4.49%   4.98%   5.45%       6.76%
    -------------------------------------------------------------------------------
    Return After Taxes on Distributions and
     Sale of Fund Shares                     4.67%   4.99%   5.03%       6.17%
    -------------------------------------------------------------------------------
    Lehman Brothers 7 Year Municipal Bond
     Index/2/
    (no deduction for expenses or taxes)     5.18%   5.56%   6.12%         *
    -------------------------------------------------------------------------------
    Lehman Brothers 3-15 Year Municipal
     Bond Index/3/
    (no deduction for expenses or taxes)     5.27%   5.83%     *           *
    -------------------------------------------------------------------------------
    Lipper Intermediate Municipal Fund
     Index/4/
    (no deduction for sales charges or taxes) 4.80%   4.96%   5.50%         *
    -------------------------------------------------------------------------------

/1/The West Virginia Municipal Bond Fund commenced operations on January 20,
   1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/4/The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
*Index did not exist.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       West Virginia Municipal Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .45%
             -----------------------------------------------------
              Other Expenses                                 .21%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .66%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.03%)
             -----------------------------------------------------
              Net Expenses                                   .63%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .63% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.


                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $64      $208    $365     $820
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $67.

  ONE GROUP (R)      More About the Funds






Each of the ten funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are designed to produce income exempt from federal and/or state income tax. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

                             FUNDAMENTAL POLICIES
    Each Fund's investment strategy may involve "fundamental policies". A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy the Fund's net assets include borrowings by the Fund for investment purposes. The Fund also invests in mortgage-backed and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 .The Fund will, from time to time, invest more than 25% of its total assets in municipal housing authority obligations.

 .Up to 20% of the Fund's total assets may be held in cash and cash equivalents.

 .The Fund's average weighted maturity normally will be three years or less.

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. The Fund also invests in restricted securities. The securities in which the fund invests may have fixed rates of return or floating or variable rates.

--------------------------------------------------------------------------------



 .The Fund's average weighted maturity normally will range between three and 10 years.


                      WHAT IS AVERAGE WEIGHTED MATURITY?

  Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms "Intermediate" and "Short-Term" in a Fund's name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund's portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.



ONE GROUP TAX-FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. The securities in which the fund invests may have fixed rates of return or floating or variable rates.

 .Up to 20% of the Fund's total assets may be held in cash and cash equivalents.

 .The Fund may invest in securities without regard to maturity.

ONE GROUP MUNICIPAL INCOME FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For the purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. The Fund also invest in mortgage-backed securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 .As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets:

  (i) in securities within a single industry; or

  (ii) in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its total assets in municipal housing authority obligations.

--------------------------------------------------------------------------------



..The Fund's average weighted maturity will range from five to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes.

ONE GROUP ARIZONA MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

..The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Arizona personal income tax.

..The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

..The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

ONE GROUP KENTUCKY MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from both federal and Kentucky personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

..The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Kentucky personal income tax.

..The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

..The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

ONE GROUP LOUISIANA MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

..The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Louisiana personal income tax.

..The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

--------------------------------------------------------------------------------



..The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

ONE GROUP MICHIGAN MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

..The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

..The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

..The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

ONE GROUP OHIO MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

..The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

..The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

..The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. This is a fundamental policy. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

..The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and West Virginia personal income tax.

..The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

..The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

--------------------------------------------------------------------------------



INVESTMENT RISKS

The risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus. Additional risks are described below.

DERIVATIVES. The Funds may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

                              WHAT IS A DERIVATIVE?
  Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.


PREPAYMENT AND CALL RISK. The Funds may invest a portion of their assets in mortgage-backed securities The issuers of these securities and other callable securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages are prepaid, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to debt securities. Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment
Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors Corporation will consider such an event in determining whether the Fund should continue to hold the security.

..Municipal Securities that are bonds must be rated as investment grade.

--------------------------------------------------------------------------------



..Other securities such as taxable and tax-exempt commercial paper, notes and variable rate demand obligations must be rated in one of the two highest investment grade categories.

..The Louisiana Municipal Bond Fund also may invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody's or SP-2 by S&P. These securities may have speculative characteristics.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in short-term fixed income securities for temporary defensive purposes. These types of securities are known as "cash equivalents." These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income and prevent the Funds from meeting their investment objectives.



                           WHAT IS A CASH EQUIVALENT?
  Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2002 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

  ONE GROUP (R)      How to Do Business with One Group Mutual Funds


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

..From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

..Directly from One Group through One Group Dealer Services, Inc. (the
 "Distributor").

WHO MAY PURCHASE CLASS I SHARES?
Class I shares may be purchased by:

..Institutional investors, such as corporations, pension and profit sharing plans, foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

..If you have questions about eligibility, please call 1-877-691-1118.

WHEN CAN I BUY SHARES?
..Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

..Purchase requests received before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

..If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

..The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

..Shares are electronically recorded. Therefore, certificates will not be issued.

--------------------------------------------------------------------------------


HOW MUCH DO SHARES COST?
..Shares are sold at net asset value ("NAV") plus a sales charge, if any.

..NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

..The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued by another method that the Funds believe accurately reflects fair value.

..A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?
1.Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.Decide how much you want to invest.

   .The minimum initial investment for Class I shares is $200,000 per Fund.

   .You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

   .Subsequent investments must be at least $5,000 per Fund.

   .These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

   .Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.

4.Send the completed application and a personal check (unless you choose to pay by wire) to:

 ONE GROUP MUTUAL FUNDS
 P. O. BOX 8528
 BOSTON, MA 02266-8528

--------------------------------------------------------------------------------



If you choose to pay by wire, please call 1-877-691-1118 and authorize a wire to:

STATE STREET BANK AND TRUST COMPANY
ATTN: CUSTODY AND SHAREHOLDER SERVICES
ABA 011 000 028
DDA 99034167
FBO ONE GROUP FUND
  (EX: ONE GROUP INTERMEDIATE TAX-FREE BOND FUND--I)
YOUR ACCOUNT NUMBER
  (EX. 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: ABC CORPORATION)

5.All checks must be in U.S. dollars. One Group does not accept starter checks, credit card checks, or "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

   .One Group Mutual Funds; or

   .The specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6.Each time you purchase One Group shares by check or ACH, there is a five (5) business day holding period before you can redeem those shares. This gives One Group time to receive and collect money to cover your investment.

7.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8.If you have any questions, contact your Shareholder Servicing Agent or call 1-877-691-1118.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes. Simply select this option on your Account Application Form and then:

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

--------------------------------------------------------------------------------



..Authorize a bank transfer or initiate a wire transfer to the following wire address:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY & SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP TAX-FREE BOND FUND--I)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

..You may revoke your right to make purchases over the telephone by sending a letter to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
You may exchange:

..Class I shares of a Fund for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

..One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

..State Street Bank and Trust Company receives the request by 4:00 p.m. ET.

..You have provided One Group with all of the information necessary to process the exchange.

..You have received a current prospectus of the Fund or Funds in which you wish to invest.

..You have contacted your Shareholder Servicing Agent, if necessary.

--------------------------------------------------------------------------------


DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange. However:

..You will pay a sales charge if you own Class I or Class A shares of the Fund and you want to exchange those shares for Class A shares of the Fund or another One Group Fund, unless you qualify for a sales charge waiver.

ARE EXCHANGES TAXABLE?
Generally:

..An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

..An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

..You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

..To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

..Excessive exchange activity will result in revocation of your exchange privilege.

..In addition, One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

..Your shares may be automatically redeemed and your account closed if, due to exchanges you no longer meet the Fund's minimum balance requirement. For information on minimum required balances, please read, "How do I open an account?."

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

..Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

..All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

--------------------------------------------------------------------------------



HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

  1.You may send a written redemption request to your Shareholder Servicing
    Agent, if applicable, or to State Street Bank and Trust Company at the following address:

    ONE GROUP MUTUAL FUNDS
    P.O. BOX 8528
    BOSTON, MA 02266-8528

  2.You may redeem over the telephone. Please see "Can I redeem by telephone?"
    for more information.

..One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

  1.The redemption is for shares worth $50,000 or less; AND

  2.The redemption is payable to the shareholder of record; AND

  3.The redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

..On the Account Application Form, you may elect to have the redemption proceeds mailed or wired to:

  1.A designated commercial bank; or

  2.Your Shareholder Servicing Agent.

..State Street Bank and Trust Company may charge you a wire redemption fee. The current fee is $7.00.

..Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?
..You will receive the NAV calculated after your redemption request is received.
 Please read "How much do shares cost?."

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

--------------------------------------------------------------------------------



ADDITIONAL INFORMATION REGARDING REDEMPTIONS

..Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

..Your shares may be automatically redeemed and your account closed, if, due to redemptions or exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."

..One Group may suspend your ability to redeem when:

 1.Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.The NYSE is closed (other than weekend and holiday closings).

 3.The SEC has permitted a suspension.

 4.An emergency exists.

The Statement of Additional Information offers more details about this process.

..You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

  ONE GROUP (R)      Privacy Policy


One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   .Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   .Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

   .Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   .Information we receive from you on applications or other forms, on our website, or through other means;

   .Information we receive from you through transactions, correspondence and other communications with us; and

   .Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share

--------------------------------------------------------------------------------


information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

  ONE GROUP (R)      Shareholder Information



VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS
The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all funds are distributed at least annually. The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

DIVIDEND REINVESTMENT
You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-877-691-1118.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

FEDERAL TAXATION OF DISTRIBUTIONS
Exempt-Interest Dividends. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is

--------------------------------------------------------------------------------


excludable from gross income, the Fund may pay "exempt-interest dividends" to you. Generally, exempt-interest dividends are excludable from gross income.
However:

 1.If you receive Social Security or Railroad Retirement benefits, you may be taxed on a portion of such benefits if you receive exempt-interest dividends from the Funds.

 2.Receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders.

Interest on Private Activity Bonds. The Municipal Income Fund, the Short-Term Municipal Bond Fund, the Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund and the Michigan Municipal Bond Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("Private Activity Bonds"). The Intermediate Tax-Free Bond Fund and the Tax-Free Bond Fund may invest as much as 20% of their assets in such Private Activity Bonds. As a result, Fund shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from those Funds subject to federal income tax. Additionally, corporate shareholders will be required to take the interest on municipal securities (including municipal securities of each Fund's respective state) into account in determining their alternative minimum taxable income. Persons who are substantial users of facilities financed by Private Activity Bonds or who are "related persons" of such substantial users should consult their tax advisors before investing in the Funds.

Investment Income and Capital Gains Dividends. Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, other than "exempt-interest dividends," will be taxable to you, whether reinvested or received in cash. Dividends from a Fund's net investment income, if any, will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid). A Fund may produce taxable capital gains even if it does not have income to distribute and performance has been poor.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous year.

State and Local Taxation of Distributions. Dividends that are derived from the Funds' investments in U.S. government obligations may not be entitled to the exemptions from state and local taxes that would be available if you purchased U.S. government obligations directly.

--------------------------------------------------------------------------------



The funds will notify you annually of the percentage of income and distributions derived from U.S. government obligations. Unless otherwise discussed below, investment income and capital gains dividends may be subject to state and local taxes.

Arizona Taxes. Exempt-interest dividends from the Arizona Municipal Bond Fund which are derived from interest on tax-exempt obligations of the state of Arizona and its political subdivisions and certain obligations of the United States or its territories are exempt from Arizona income tax. Other distributions from the Fund, including those related to long-term and short-term capital gains, will be subject to Arizona income tax. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

Kentucky Taxes. Dividends received from the Kentucky Municipal Bond Fund which are derived from interest on Kentucky municipal securities are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securities that are merely guaranteed by the federal government from interest earned on repurchase agreements collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each Shareholder's Kentucky adjusted gross income as dividend income and long-term capital gains, respectively, and are both taxed at ordinary income tax rates. The Kentucky General Assembly has granted an exemption from Kentucky income tax f0r gains from the disposition of bonds issued by the Turnpike Authority of Kentucky, and dividends paid by the Kentucky Municipal Bond Fund attributable to such gains will not be subject to Kentucky income tax.

Louisiana Taxes. Dividends received by Louisiana residents from the Louisiana Municipal Bond Fund are exempt from Louisiana income tax to the extent that they are derived from interest on tax-exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the state nor any of its municipalities may impose property tax on Fund shares.

Michigan Taxes. Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax and, generally, also exempt from Michigan single business tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a Shareholder's business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax, and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

--------------------------------------------------------------------------------



Ohio Taxes. Dividends received from the Ohio Municipal Bond Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio ("Ohio Obligations") are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

West Virginia Taxes. Distributions from the West Virginia Municipal Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends received on obligations or securities of the United States and some of its authorities, commissions or instrumentalities.

TAX INFORMATION
Information in the preceding paragraphs is based on the current law as well as current policies of the various state Departments of Taxation, all of which may change.

The Form 1099 that is mailed to eligible taxpayers in January details your dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER STATEMENTS AND REPORTS

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

--------------------------------------------------------------------------------



If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.

  ONE GROUP (R)      Management of One Group Mutual Funds


THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                         ANNUAL RATE
                                                       AS PERCENTAGE OF
    FUND                                           AVERAGE DAILY NET ASSETS
    One Group(R) Short-Term Municipal Income Fund            .34%
    -----------------------------------------------------------------------
    One Group(R) Intermediate Tax-Free Bond Fund             .41%
    -----------------------------------------------------------------------
    One Group(R) Tax-Free Bond Fund                          .40%
    -----------------------------------------------------------------------
    One Group(R) Municipal Income Fund                       .40%
    -----------------------------------------------------------------------
    One Group(R) Arizona Municipal Bond Fund                 .40%
    -----------------------------------------------------------------------
    One Group(R) Kentucky Municipal Bond Fund                .40%
    -----------------------------------------------------------------------
    One Group(R) Louisiana Municipal Bond Fund               .40%
    -----------------------------------------------------------------------
    One Group(R) Michigan Municipal Bond Fund                .40%
    -----------------------------------------------------------------------
    One Group(R) Ohio Municipal Bond Fund                    .39%
    -----------------------------------------------------------------------
    One Group(R) West Virginia Municipal Bond Fund           .40%
    -----------------------------------------------------------------------

THE FUND MANAGERS

The Funds are managed by a team of Fund managers and research analysts. The Fund managers work together to establish general duration, sector and yield curve strategies for the Funds. Each team member makes recommendations about securities to be purchased and sold in the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the Fund managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.

  ONE GROUP (R)      Financial Highlights


The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                      SIX
                                                                     MONTHS       MAY 4,
                                          YEAR ENDED JUNE 30,        ENDED       1998 TO
SHORT-TERM MUNICIPAL                 ----------------------------   JUNE 30,   DECEMBER 31,
BOND FUND CLASS I                      2002      2001      2000     1999(A)      1998(B)
-----------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                $10.09     $9.90    $10.02    $10.16        $10.00
--------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                  0.35      0.44      0.41      0.19          0.25
  Net realized and unrealized
   gains (losses) from
   investments                           0.15      0.19     (0.12)    (0.14)         0.16
--------------------------------------------------------------------------------------------
Total from Investment Activities         0.50      0.63      0.29      0.05          0.41
--------------------------------------------------------------------------------------------
Distributions:
  Net investment income                 (0.35)    (0.44)    (0.41)    (0.19)        (0.25)
--------------------------------------------------------------------------------------------
Total Distributions                     (0.35)    (0.44)    (0.41)    (0.19)        (0.25)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $10.24    $10.09     $9.90    $10.02        $10.16
--------------------------------------------------------------------------------------------
Total Return                            4.98%     6.52%     2.93%     0.50%(C)      4.15%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $219,485  $135,796  $116,527  $132,902      $118,296
  Ratio of expenses to average net
   assets                               0.55%     0.55%     0.57%     0.62%(D)      0.61%(D)
  Ratio of net investment income
   to average net assets                3.48%     4.43%     4.09%     3.79%(D)      3.75%(D)
  Ratio of expenses to average net
   assets*                              0.81%     0.81%     0.89%     0.80%(D)      0.70%(D)
  Portfolio turnover(E)                94.19%    89.29%   113.70%    74.84%        32.23%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.
 (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------


                                                              YEAR ENDED JUNE 30,
INTERMEDIATE TAX-FREE BOND                    --------------------------------------------------
FUND CLASS I                                    2002      2001      2000       1999       1998
--------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.82    $10.41    $10.68      $11.15    $10.92
-------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                           0.48      0.50      0.49        0.50      0.52
  Net realized and unrealized gains (losses)
   from investments                               0.23      0.41     (0.27)      (0.30)     0.31
-------------------------------------------------------------------------------------------------
Total from Investment Activities                  0.71      0.91      0.22        0.20      0.83
-------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                          (0.48)    (0.50)    (0.49)      (0.50)    (0.52)
  Net realized gains                                --        --        --       (0.17)    (0.08)
-------------------------------------------------------------------------------------------------
Total Distributions                              (0.48)    (0.50)    (0.49)      (0.67)    (0.60)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $11.05    $10.82    $10.41      $10.68    $11.15
-------------------------------------------------------------------------------------------------
Total Return                                     6.83%     8.85%     2.19%       1.71%     7.74%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)           $621,073  $665,256  $737,277  $1,013,839  $493,686
  Ratio of expenses to average net assets        0.59%     0.59%     0.59%       0.59%     0.60%
  Ratio of net investment income to
   average net assets                            4.41%     4.66%     4.72%       4.49%     4.70%
  Ratio of expenses to average net assets*       0.78%     0.79%     0.80%       0.81%     0.81%
  Portfolio turnover(A)                         65.46%    96.03%    86.32%     108.41%   109.03%

                                                                      SIX
                                                                     MONTHS        YEAR ENDED
                                          YEAR ENDED JUNE 30,        ENDED        DECEMBER 31,
TAX-FREE BOND FUND                   ----------------------------   JUNE 30,   ------------------
CLASS I                                2002      2001      2000     1999(B)      1998      1997
------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $12.72    $12.15    $12.44    $12.98      $12.86    $12.36
--------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                  0.61      0.61      0.60      0.29        0.60      0.61
  Net realized and unrealized gains
   (losses) from investments             0.17      0.57     (0.29)    (0.52)       0.16      0.51
--------------------------------------------------------------------------------------------------
Total from Investment Activities         0.78      1.18      0.31     (0.23)       0.76      1.12
--------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                 (0.61)    (0.61)    (0.60)    (0.30)      (0.61)    (0.62)
  Net realized gains                       --        --        --     (0.01)      (0.03)       --
--------------------------------------------------------------------------------------------------
Total Distributions                     (0.61)    (0.61)    (0.60)    (0.31)      (0.64)    (0.62)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $12.89    $12.72    $12.15    $12.44      $12.98    $12.86
--------------------------------------------------------------------------------------------------
Total Return                            6.25%     9.88%     2.64%   (1.78)%(C)    6.01%     9.32%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $539,253  $574,311  $609,667  $795,839    $841,715  $355,814
  Ratio of expenses to average net
   assets                               0.58%     0.58%     0.60%     0.63%(D)    0.63%     0.60%
  Ratio of net investment income to
   average net assets                   4.72%     4.86%     4.96%     4.60%(D)    4.61%     4.90%
  Ratio of expenses to average net
   assets*                              0.63%     0.63%     0.66%     0.66%(D)    0.63%     0.60%
  Portfolio turnover(A)                10.70%    33.81%    44.41%    37.90%      22.05%    32.08%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund. (C) Not annualized. (D) Annualized.

--------------------------------------------------------------------------------


                                                    YEAR ENDED JUNE 30,
MUNICIPAL INCOME BOND                ------------------------------------------------
FUND CLASS I                           2002      2001      2000      1999      1998
--------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $9.80     $9.46     $9.92    $10.11     $9.84
--------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                  0.46      0.48      0.48      0.50      0.51
  Net realized and unrealized gains
   (losses) from investments             0.09      0.34     (0.46)    (0.19)     0.27
--------------------------------------------------------------------------------------
Total from Investment Activities         0.55      0.82      0.02      0.31      0.78
--------------------------------------------------------------------------------------
Distributions:
  Net investment income                 (0.46)    (0.48)    (0.48)    (0.50)    (0.51)
--------------------------------------------------------------------------------------
Total Distributions                     (0.46)    (0.48)    (0.48)    (0.50)    (0.51)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $9.89     $9.80     $9.46     $9.92    $10.11
--------------------------------------------------------------------------------------
Total Return                            5.82%     8.77%     0.32%     3.06%     8.09%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $959,322  $931,851  $857,118  $744,647  $617,885
  Ratio of expenses to average net
   assets                               0.59%     0.58%     0.57%     0.57%     0.57%
  Ratio of net investment income to
   average net assets                   4.65%     4.99%     5.07%     4.92%     5.08%
  Ratio of expenses to average net
   assets*                              0.64%     0.64%     0.67%     0.67%     0.67%
  Portfolio turnover(A)                93.62%    65.31%   100.61%    55.03%    69.76%
                                                    YEAR ENDED JUNE 30,
ARIZONA MUNICIPAL BOND               ------------------------------------------------
FUND CLASS I                           2002      2001      2000      1999      1998
--------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $9.75     $9.46     $9.74    $10.15    $10.06
--------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                  0.45      0.46      0.46      0.46      0.49
  Net realized and unrealized gains
   (losses) from investments             0.17      0.29     (0.21)    (0.26)     0.16
--------------------------------------------------------------------------------------
Total from Investment Activities         0.62      0.75      0.25      0.20      0.65
--------------------------------------------------------------------------------------
Distributions:
  Net investment income                 (0.45)    (0.46)    (0.46)    (0.46)    (0.49)
  Net realized gains                       --        --     (0.07)    (0.15)    (0.07)
--------------------------------------------------------------------------------------
Total Distributions                     (0.45)    (0.46)    (0.53)    (0.61)    (0.56)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $9.92     $9.75     $9.46     $9.74    $10.15
--------------------------------------------------------------------------------------
Total Return                            6.57%     7.92%     2.66%     1.94%     6.58%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $161,869  $176,004  $195,753  $233,360  $248,590
  Ratio of expenses to average net
   assets                               0.59%     0.59%     0.60%     0.61%     0.59%
  Ratio of net investment income to
   average net assets                   4.52%     4.71%     4.82%     4.59%     4.79%
  Ratio of expenses to average net
   assets*                              0.64%     0.64%     0.65%     0.67%     0.65%
  Portfolio turnover(A)                12.38%    17.30%    19.28%    16.29%    20.89%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------



                                                          YEAR ENDED JUNE 30,
KENTUCKY MUNICIPAL BOND                    ------------------------------------------------
FUND CLASS I                                 2002      2001      2000      1999      1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $10.19     $9.90    $10.12    $10.40    $10.20
--------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                        0.47      0.49      0.49      0.50      0.51
  Net realized and unrealized gains
   (losses) from investments                   0.12      0.29     (0.22)    (0.28)     0.20
--------------------------------------------------------------------------------------------
Total from Investment Activities               0.59      0.78      0.27      0.22      0.71
--------------------------------------------------------------------------------------------
Distributions:
 Net investment income                        (0.47)    (0.49)    (0.49)    (0.50)    (0.51)
--------------------------------------------------------------------------------------------
Total Distribution                            (0.47)    (0.49)    (0.49)    (0.50)    (0.51)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.31    $10.19     $9.90    $10.12    $10.40
--------------------------------------------------------------------------------------------
Total Return                                  5.89%     8.06%     2.83%     2.05%     7.11%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)        $122,970  $127,557  $124,778  $122,917  $122,220
  Ratio of expenses to average net assets     0.61%     0.61%     0.61%     0.61%     0.60%
  Ratio of net investment income to
   average net assets                         4.56%     4.89%     5.00%     4.77%     4.94%
  Ratio of expenses to average net
   assets*                                    0.66%     0.66%     0.69%     0.71%     0.69%
  Portfolio turnover(A)                      15.24%    16.70%    21.82%     6.30%     5.81%

                                                         YEAR ENDED JUNE 30,
LOUISIANA MUNICPAL BOND                     --------------------------------------------
FUND CLASS I                                  2002     2001     2000     1999      1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $10.08    $9.74    $9.96    $10.26   $10.10
-----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                        0.45     0.48     0.48      0.48     0.50
  Net realized and unrealized gains
   (losses) from investments                   0.12     0.34    (0.21)    (0.28)    0.16
-----------------------------------------------------------------------------------------
Total from Investment Activities               0.57     0.82     0.27      0.20     0.66
-----------------------------------------------------------------------------------------
Distributions:
  Net investment income                       (0.45)   (0.48)   (0.48)    (0.48)   (0.50)
  Net realized gains                             --       --    (0.01)    (0.02)      --
-----------------------------------------------------------------------------------------
Total Distributions                           (0.45)   (0.48)   (0.49)    (0.50)   (0.50)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.20   $10.08    $9.74     $9.96   $10.26
-----------------------------------------------------------------------------------------
Total Return                                  5.75%    8.56%    2.81%     1.92%    6.62%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)         $68,446  $72,627  $80,167  $106,294  $92,690
  Ratio of expenses to average net assets     0.61%    0.61%    0.61%     0.61%    0.60%
  Ratio of net investment income to
   average net assets                         4.41%    4.81%    4.92%     4.66%    4.85%
  Ratio of expenses to average net assets*    0.81%    0.81%    0.83%     0.85%    0.83%
  Portfolio turnover(A)                      22.19%   11.08%   17.27%    19.67%   12.03%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------


                                                                      SIX
                                                                     MONTHS        YEAR ENDED
                                          YEAR ENDED JUNE 30,        ENDED        DECEMBER 31,
MICHIGAN MUNICIPAL BOND              ----------------------------   JUNE 30,   -----------------
FUND CLASS I                           2002      2001      2000     1999(A)      1998      1997
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                $10.65    $10.22    $10.62    $11.03      $10.93   $10.48
-------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                  0.49      0.50      0.51      0.25        0.50     0.51
  Net realized and unrealized gains
   (losses) from investments             0.18      0.43     (0.38)    (0.41)       0.13     0.45
-------------------------------------------------------------------------------------------------
Total from Investment Activities         0.67      0.93      0.13     (0.16)       0.63     0.96
-------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                 (0.49)    (0.50)    (0.51)    (0.25)      (0.51)   (0.51)
  Net realized gains                       --        --     (0.02)       --       (0.02)      --
-------------------------------------------------------------------------------------------------
Total Distributions                     (0.49)    (0.50)    (0.53)    (0.25)      (0.53)   (0.51)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $10.83    $10.65    $10.22    $10.62      $11.03   $10.93
-------------------------------------------------------------------------------------------------
Total Return                            6.39%     9.29%     1.28%   (1.46)%(B)    5.94%    9.42%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $216,149  $218,856  $233,913  $309,445    $298,842  $61,768
  Ratio of expenses to average net
   assets                               0.60%     0.59%     0.61%     0.66%(C)    0.66%    0.67%
  Ratio of net investment income to
   average net assets                   4.53%     4.79%     4.94%     4.60%(C)    4.52%    4.84%
  Ratio of expenses to average net
   assets*                              0.65%     0.64%     0.67%     0.69%(C)    0.67%    0.73%
  Portfolio turnover(D)                 7.96%    17.30%    33.34%    10.60%      23.33%   37.84%

                                                           YEAR ENDED JUNE 30,
OHIO MUNICIPAL BOND FUND                    ------------------------------------------------
CLASS I                                       2002      2001      2000      1999      1998
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $10.79    $10.44    $10.75    $11.08    $10.88
---------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                         0.49      0.53      0.53      0.54      0.56
  Net realized and unrealized gains
   (losses) from investments                    0.18      0.35     (0.31)    (0.33)     0.20
---------------------------------------------------------------------------------------------
Total from Investment Activities                0.67      0.88      0.22      0.21      0.76
---------------------------------------------------------------------------------------------
Distributions:
  Net investment income                        (0.49)    (0.53)    (0.53)    (0.54)    (0.56)
---------------------------------------------------------------------------------------------
Total Distributions                            (0.49)    (0.53)    (0.53)    (0.54)    (0.56)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $10.97    $10.79    $10.44    $10.75    $11.08
---------------------------------------------------------------------------------------------
Total Return                                   6.33%     8.63%     2.20%     1.84%     7.13%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)         $136,759  $134,934  $126,362  $160,493  $149,890
  Ratio of expenses to average net assets      0.60%     0.60%     0.60%     0.56%     0.54%
  Ratio of net investment income to
   average net assets                          4.49%     4.99%     5.10%     4.86%     5.09%
  Ratio of expenses to average net assets*     0.82%     0.81%     0.83%     0.83%     0.83%
  Portfolio turnover(D)                       20.90%    15.67%    35.46%    13.69%    10.49%

*During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------


                                                            YEAR ENDED JUNE 30,
WEST VIRGINIA MUNICIPAL BOND                  ----------------------------------------------
FUND CLASS I                                    2002     2001      2000      1999     1998
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.06    $9.73    $9.96     $10.28    $10.06
---------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                          0.48     0.48     0.49       0.49      0.50
  Net realized and unrealized gains (losses)
   from investments                              0.13     0.33    (0.23)     (0.31)     0.22
---------------------------------------------------------------------------------------------
Total from Investment Activities                 0.61     0.81     0.26       0.18      0.72
---------------------------------------------------------------------------------------------
Distributions:
  Net investment income                         (0.48)   (0.48)   (0.49)     (0.49)    (0.50)
  Net realized gains                               --       --       --(B)   (0.01)       --
---------------------------------------------------------------------------------------------
Total Distributions                             (0.48)   (0.48)   (0.49)     (0.50)    (0.50)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.19   $10.06    $9.73      $9.96    $10.28
---------------------------------------------------------------------------------------------
Total Return                                    6.22%    8.53%    2.76%      1.71%     7.36%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)           $79,617  $86,428  $91,975    $98,391  $102,413
  Ratio of expenses to average net assets       0.61%    0.61%    0.61%      0.61%     0.60%
  Ratio of net investment income to
   average net assets                           4.73%    4.87%    5.03%      4.74%     4.93%
  Ratio of expenses to average net assets*      0.66%    0.66%    0.68%      0.71%     0.72%
  Portfolio turnover(A)                        12.03%    7.91%   24.67%     15.24%    16.69%

*During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Amount is less than $0.01.

  ONE GROUP (R)      Appendix A
----------------------------------------



INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                                 FUND NAME FUND CODE
            --------------------------------------------------------
               One Group(R) Short-Term Municipal Bond Fund     1
            --------------------------------------------------------
              One Group(R) Intermediate Tax-Free Bond Fund     2
            --------------------------------------------------------
                           One Group(R) Tax-Free Bond Fund     3
            --------------------------------------------------------
                        One Group(R) Municipal Income Fund     4
            --------------------------------------------------------
                  One Group(R) Arizona Municipal Bond Fund     5
            --------------------------------------------------------
                 One Group(R) Kentucky Municipal Bond Fund     6
            --------------------------------------------------------
                One Group(R) Louisiana Municipal Bond Fund     7
            --------------------------------------------------------
                 One Group(R) Michigan Municipal Bond Fund     8
            --------------------------------------------------------
                     One Group(R) Ohio Municipal Bond Fund     9
            --------------------------------------------------------
            One Group(R) West Virginia Municipal Bond Fund    10
            --------------------------------------------------------

                                                                FUND  RISK
     INSTRUMENT                                                 CODE  TYPE
     ----------------------------------------------------------------------
     U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and 1-10 Market
     CUBES.
     ----------------------------------------------------------------------
     Treasury Receipts: TRs, TIGRs and CATS.                    1-10 Market
     ----------------------------------------------------------------------
     U.S. Government Agency Securities: Securities issued by    1-10 Market
     agencies and instrumentalities of the U.S. government.          Credit
     These include Ginnie Mae, Fannie Mae and Freddie Mac.
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                FUND    RISK
INSTRUMENT                                                      CODE    TYPE
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments:                 1-10 Market
Purchase or contract to purchase securities at a fixed               Leverage
price for delivery at a future date.                                 Liquidity
                                                                     Credit
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual           1-10 Market
funds, including One Group money market funds and
shares of other money market mutual funds for which
Banc One Investment Advisors or its affiliates serve as
investment advisor or administrator. Banc One
Investment Advisors will waive certain fees when
investing in funds for which it serves as investment
advisor to the extent required by law.
-------------------------------------------------------------------------------
Call and Put Options: A call option gives the buyer the         1-10 Management
right to buy, and obligates the seller of the option to sell, a      Liquidity
security at a specified price at a future date. A put option         Credit
gives the buyer the right to sell, and obligates the seller of       Market
the option to buy, a security at a specified price at a future       Leverage
date. The Funds will sell only covered call and secured put
options.
-------------------------------------------------------------------------------
Futures and Related Options: A contract providing for the       1-10 Management
future sale and purchase of a specified amount of a                  Market
specified security, class of securities or an index at a             Credit
specified time in the future and at a specified price.               Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term              1-10 Credit
promissory notes issued by corporations and other                    Liquidity
entities. Maturities generally vary from a few days to               Market
nine months.
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the      1-10 Liquidity
Securities Act of 1933, such as privately placed                     Market
commercial paper and Rule 144A securities.                           Credit
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with        1-10 Market
interest rates which are reset daily, weekly, quarterly or           Credit
some other period and which may be payable to the                    Liquidity
Fund on demand.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                            FUND    RISK
    INSTRUMENT                                              CODE    TYPE
    -----------------------------------------------------------------------
    Mortgage-Backed Securities: Debt obligations secured    1-10 Prepayment
    by real estate loans and pools of loans. These include       Market
    collateralized mortgage obligations ("CMOs") and             Credit
    Real Estate Mortgage Investment Conduits                     Regulatory
    ("REMICs").
    -----------------------------------------------------------------------
    Demand Features: Securities that are subject to puts    1-10 Market
    and standby commitments to purchase the securities           Liquidity
    at a fixed price (usually with accrued interest) within      Management
    a fixed period of time following demand by a Fund.
    -----------------------------------------------------------------------
    Swaps, Caps and Floors: A Fund may enter into these     1-10 Management
    transactions to manage its exposure to changing              Credit
    interest rates and other factors. Swaps involve an           Liquidity
    exchange of obligations by two parties. Caps and             Market
    floors entitle a purchaser to a principal amount from
    the seller of the cap or floor to the extent that a
    specified index exceeds or falls below a
    predetermined interest.
    -----------------------------------------------------------------------
    New Financial Products: New options and futures         1-10 Management
    contracts and other financial products continue to be        Credit
    developed and the Fund may invest in such options,           Market
    contracts and products.                                      Liquidity
    -----------------------------------------------------------------------
    Structured Instruments: Debt securities issued by       1-10 Market
    agencies and instrumentalities of the U.S.                   Liquidity
    government, banks, municipalities, corporations and          Management
    other businesses whose interest and/or principal             Credit
    payments are indexed to foreign currency exchange            Foreign
    rates, interest rates, or one or more other references       Investment
    indices.
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                              FUND    RISK
  INSTRUMENT                                                  CODE    TYPE
  ---------------------------------------------------------------------------
  Municipal Bonds: Securities issued by a state or political  1-10 Credit
  subdivision to obtain funds for various public purposes.         Political
  Municipal bonds include private activity bonds and               Tax
  industrial development bonds, as well as General                 Market
  Obligation Notes, Bond Anticipation Notes, Tax                   Regulatory
  Anticipation Notes, Revenue Anticipation Notes, Project
  Notes, other short-term tax-exempt obligations,
  municipal leases, participations in pools of municipal
  securities, obligations of municipal housing authorities
  and single family revenue bonds.
  ---------------------------------------------------------------------------
  Stripped Mortgage-Backed Securities: Derivative multi-      1-10 Prepayment
  class mortgage securities which are usually structured           Market
  with two classes of shares that receive different                Credit
  proportions of the interest and principal from a pool of         Regulatory
  mortgage assets. These include IOs and POs.
  ---------------------------------------------------------------------------
  Asset-Backed Securities: Securities secured by company      1-10 Prepayment
  receivables, home equity loans, truck and auto loans,            Market
  leases, credit card receivables and other securities backed      Credit
  by other types of receivables or other assets.                   Regulatory
  ---------------------------------------------------------------------------
  Zero Coupon Debt Securities: Bonds and other debt that      1-10 Credit
  pay no interest, but are issued at a discount from their         Market
  value at maturity. When held to maturity, their entire
  return equals the differences between their issue price
  and their maturity value.
  ---------------------------------------------------------------------------
  Inverse Floating Rate Instruments: Floating rate debt       1-10 Credit
  instruments with interest rates that reset in the opposite       Market
  direction from the market rate of interest to which the          Leverage
  inverse floater is indexed.
  ---------------------------------------------------------------------------
  Loan Participations and Assignments: Participations in, or  1-10 Market
  assignments of municipal securities, including municipal         Credit
  leases.                                                          Political
                                                                   Liquidity
                                                                   Tax
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

..Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

..Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

..Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

..Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

..Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates

--------------------------------------------------------------------------------


 typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

..Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

..Foreign Investment Risk. Risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

..Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

..Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

..Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk, which is described above.

--------------------------------------------------------------------------------


If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118, or by writing the Funds at:

  ONE GROUP(R) MUTUAL FUNDS
  1111 POLARIS PARKWAY
  COLUMBUS, OHIO 43271-1235

  OR VISITING

  WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


TOG-I-121 (11/02)                                    [LOGO] ONE GROUP/R/
                                                                  Mutual Funds

One Group(R) Investor Funds

P R O S P E C T U S

November 1, 2002

Class A Shares
Class B Shares
Class C Shares

[LOGO] ONE GROUP(R)

One Group(R) Investor Conservative Growth Fund
One Group(R) Investor Balanced Fund
One Group(R) Investor Growth & Income Fund
One Group(R) Investor Growth Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF
   CONTENTS

FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
    One Group Investor Conservative Growth Fund    1
                                                -----
               One Group Investor Balanced Fund    5
                                                -----
        One Group Investor Growth & Income Fund    9
                                                -----
                 One Group Investor Growth Fund    13
                                                -----


           MORE ABOUT THE FUNDS
Principal Investment Strategies    17
                                -----
               Investment Risks    22
                                -----
  Temporary Defensive Positions    24
                                -----
             Portfolio Turnover    24
                                -----


HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares    25
                                               -----
                                 Sales Charges    29
                                               -----
           Sales Charge Reductions and Waivers    31
                                               -----
                        Exchanging Fund Shares    33
                                               -----
                         Redeeming Fund Shares    35
                                               -----


PRIVACY POLICY    38
               -----


           SHAREHOLDER INFORMATION
                     Voting Rights    40
                                   ------
                 Dividend Policies    40
                                   ------
     Tax Treatment of Shareholders    41
                                   ------
Shareholder Statements and Reports    41
                                   ------


MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor    43
                                     -----
                   The Fund Managers    43
                                     -----


            FINANCIAL HIGHLIGHTS    44
                                 -----
    APPENDIX A: UNDERLYING FUNDS    50
                                 -----
APPENDIX B: INVESTMENT PRACTICES    56
                                 -----


                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Investor Conservative Growth Fund

What is the goal of the Fund?

The Fund seeks income and capital appreciation by investing primarily in a diversified group of One Group mutual funds that invest primarily in fixed income and equity securities.

What are the Fund's main investment strategies?

One Group Investor Conservative Growth Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a conservative growth fund, the majority of the Fund's assets will be invested in One Group bond funds, although a portion of its assets also will be invested in One Group equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

Who should invest in the Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN  RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in the One Group Investor Conservative Growth Fund will be affected.

--------------------------------------------------------------------------------
                                        1

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Investor Conservative Growth Fund

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the One Group Investor Conservative Growth Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.
BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1997    1998    1999    2000    2001
-----   ----    -----   -----   -----
12.12%  11.37%  4.26%   5.10%   1.17%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -5.18.

--------------------------------------------------------------------------------
Best Quarter:  6.16%  2Q1997      Worst Quarter:  -2.72%  3Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      2

         ------------------




Investor Conservative Growth Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                                       DATE OF CLASS                         SINCE 12/10/96
Class A                                  12/10/96
  Return Before Taxes                                -4.12%  5.58%     NA         5.37%
  Return After Taxes on Distributions                -5.74%  3.57%     NA         3.39%
  Return After Taxes on Distributions
   and Sale of Fund Shares                           -2.45%  3.58%     NA         3.43%
-------------------------------------------------------------------------------------------
Class B - Return Before Taxes            12/10/96    -4.41%  5.65%     NA         5.60%
-------------------------------------------------------------------------------------------
Class C - Return Before Taxes              7/1/97    -0.53%  5.97%     NA         5.75%
-------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Aggregate Bond Index/2/
(no deduction for fees, expenses or taxes)            8.68%  7.27%     NA         7.27%
-------------------------------------------------------------------------------------------
Lipper Mix/3/
(no deduction for sales charges or taxes)             2.85%  7.55%     NA         7.55%
-------------------------------------------------------------------------------------------

/1/Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered.
/2/The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/3/The Lipper Mix consists of the average monthly returns of the Lipper 1000
   Index (20%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (75%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        3

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Investor Conservative Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases             5.25%      NONE    NONE
-------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                          NONE/2/  5.00%   1.00%
-------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE      NONE    NONE
-------------------------------------------------------------------------------------
Exchange Fee                                                  NONE      NONE    NONE
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Investment Advisory Fees                                      .05%      .05%    .05%
-------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .35%     1.00%   1.00%
-------------------------------------------------------------------------------------
Other Expenses                                                .18%      .18%    .18%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                       .58%     1.23%   1.23%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                   (.10%)     NONE    NONE
-------------------------------------------------------------------------------------
Net Expenses                                                  .48%     1.23%   1.23%
-------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would by 1.19% for Class A shares, 1.94% for Class B shares and 1.94% for Class C shares.
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  572     $  625       $  125       $  225       $  125
     ---------------------------------------------------------------------
     3 Years      692        690          390          390          390
     ---------------------------------------------------------------------
     5 Years      822        876          676          676          676
     ---------------------------------------------------------------------
     10 Years   1,204      1,308        1,308        1,489        1,489
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
   $581.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      4

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Investor Balanced Fund

What is the goal of the Fund?
The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of One Group mutual funds that invest primarily in equity and fixed income securities.

What are the Fund's main investment strategies?
One Group Investor Balanced Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a balanced fund, approximately half of the Fund's assets will be invested in One Group equity funds and approximately half will be invested in One Group bond funds, although a portion of One Group Investor Balanced Fund's assets also will be invested in a One Group money market fund. The Fund's investment return is diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

Who should invest in the Fund?
Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS
Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.


Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in the One Group Investor Balanced Fund will be affected.

--------------------------------------------------------------------------------
                                        5

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Investor Balanced Fund

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the One Group Investor Balanced Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1997    1998    1999    2000    2001
-----   ----    -----   -----   -----
16.71%  15.85%  8.36%   2.44%   -2.29%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -11.45.

--------------------------------------------------------------------------------
Best Quarter:  10.26%  4Q1998      Worst Quarter:  -7.11%  3Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      6

         ------------------



Investor Balanced Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                                       DATE OF CLASS                         SINCE 12/10/96
Class A                                  12/10/96
  Return Before Taxes                                -7.41%  6.80%     NA         6.62%
  Return After Taxes on Distributions                -8.69%  4.86%     NA         4.70%
  Return After Taxes on Distributions
   and Sale of Fund Shares                           -4.47%  4.72%     NA         4.58%
-------------------------------------------------------------------------------------------
Class B - Return Before Taxes            12/10/96    -7.72%  6.93%     NA         6.89%
-------------------------------------------------------------------------------------------
Class C - Return Before Taxes              7/1/97    -3.96%  7.18%     NA         6.99%
-------------------------------------------------------------------------------------------
Lehman Brothers Intermediate
 Aggregate Bond Index/2/
(no deduction for fees, expenses or taxes)            8.68%  7.27%     NA         7.27%
-------------------------------------------------------------------------------------------
Lipper Mix/3/
(no deduction for sales charges or taxes)            -0.56%  8.36%     NA         8.36%
-------------------------------------------------------------------------------------------

/1/Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered.
/2/The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/3/The Lipper Mix consists of the average monthly returns of the Lipper 1000
   Index (40%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (55%). The Lipper Universe consists of the equally weighted average monthly return for all the funds within the category.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        7

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Investor Balanced Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                             CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          5.25%      NONE    NONE
--------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                       NONE/2/  5.00%   1.00%
--------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                             NONE      NONE    NONE
--------------------------------------------------------------------------------------------------
Exchange Fee                                                               NONE      NONE    NONE
--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                            CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                   .05%      .05%    .05%
--------------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                 .35%     1.00%   1.00%
--------------------------------------------------------------------------------------------------
Other Expenses                                                             .18%      .18%    .18%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                                    .58%     1.23%   1.23%
--------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                                (.10%)     NONE    NONE
--------------------------------------------------------------------------------------------------
Net Expenses                                                               .48%     1.23%   1.23%
--------------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would by 1.26% for Class A shares, 2.01% for Class B shares and 2.01% for Class C shares.
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A   CLASS B2     CLASS B2      CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  572     $  625       $  125       $  225       $  125
     ---------------------------------------------------------------------
     3 Years      692        690          390          390          390
     ---------------------------------------------------------------------
     5 Years      822        876          676          676          676
     ---------------------------------------------------------------------
     10 Years   1,204      1,308        1,308        1,489        1,489
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
   $581.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      8

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Investor Growth & Income Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of One Group mutual funds that invest primarily in equity securities.

What are the Fund's main investment strategies?

One Group Investor Growth & Income Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a growth and income fund, the majority of the Fund's assets will be invested in One Group equity and bond funds, although a portion of its assets also will be invested in One Group money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

Who should invest in the Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS
Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in the One Group Investor Growth & Income Fund will be affected.

--------------------------------------------------------------------------------
                                        9

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Investor Growth & Income Fund

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the One Group Investor Growth & Income Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
                                      10

         ------------------



Investor Growth & Income Fund

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown
BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1997    1998    1999    2000    2001
-----   ----    -----   -----   -----
21.65%  18.92%  11.60%  1.22%   -5.68%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -17.87.

--------------------------------------------------------------------------------
Best Quarter:  14.88%  4Q1998      Worst Quarter:  -11.30%   3Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR  5 YEARS 10 YEARS  PERFORMANCE
                                       DATE OF CLASS                          SINCE 12/10/96
Class A                                  12/10/96
  Return Before Taxes                                -10.64%   7.87%    NA         7.66%
  Return After Taxes on Distributions                -11.60%   6.11%    NA         5.92%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            -6.36%   5.80%    NA         5.63%
--------------------------------------------------------------------------------------------
Class B - Return Before Taxes            12/10/96    -10.88%   7.94%    NA         7.86%
--------------------------------------------------------------------------------------------
Class C - Return Before Taxes              7/1/97     -7.26%   8.24%    NA         8.02%
--------------------------------------------------------------------------------------------
S&P SuperComposite 1500 Index/2/
(no deduction for fees, expenses or taxes)           -10.64%  10.92%    NA        10.92%
--------------------------------------------------------------------------------------------
Lipper Mix/3/
(no deduction for sales charges or taxes)             -4.07%   9.01%    NA         9.01%
--------------------------------------------------------------------------------------------

/1/ Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered.
/2/ The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper Mix consists of the average monthly returns of the Lipper 1000
    Index (60%), the Lipper International Index (5%) and the Lipper Intermediate U.S. Government Bond Index (35%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        11

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Investor Growth & Income Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       5.25%      NONE    NONE
-----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                    NONE/2/  5.00%   1.00%
-----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                          NONE      NONE    NONE
-----------------------------------------------------------------------------------------------
Exchange Fee                                                            NONE      NONE    NONE
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Investment Advisory Fees                                                .05%      .05%    .05%
-----------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                              .35%     1.00%   1.00%
-----------------------------------------------------------------------------------------------
Other Expenses                                                          .18%      .18%    .18%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                                 .58%     1.23%   1.23%
-----------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                             (.10%)     NONE    NONE
-----------------------------------------------------------------------------------------------
Net Expenses                                                            .48%     1.23%   1.23%
-----------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would by 1.31% for Class A shares, 2.06% for Class B shares and 2.06% for Class C shares.
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  572     $  625       $  125       $  225       $  125
     ---------------------------------------------------------------------
     3 Years      692        690          390          390          390
     ---------------------------------------------------------------------
     5 Years      822        876          676          676          676
     ---------------------------------------------------------------------
     10 Years   1,204      1,308        1,311        1,489        1,489
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
   $581.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      12

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Investor Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation by investing primarily in a diversified group of One Group mutual funds that invest primarily in equity securities.

What are the Fund's main investment strategies?

One Group Investor Growth Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a growth fund, the majority of the Fund's assets will be invested in One Group equity funds, although a portion of its assets also will be invested in One Group bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

Who should invest in the Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in the One Group Investor Growth Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates

--------------------------------------------------------------------------------
                                        13

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Investor Growth Fund

increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the One Group Investor Growth Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      14

Investor Growth Fund
----------------------

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.
BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1997    1998    1999    2000    2001
-----   ----    -----   -----   -----
24.04%  21.39%  15.73%  0.58%   -9.02%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -23.01.

--------------------------------------------------------------------------------
Best Quarter:  19.67%  4Q1998      Worst Quarter:   -15.00%  3Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR  5 YEARS 10 YEARS  PERFORMANCE
                                       DATE OF CLASS                          SINCE 12/10/96
Class A                                  12/10/96
  Return Before Taxes                                -13.79%   8.61%    NA         8.42%
  Return After Taxes on Distributions                -14.32%   6.99%    NA         6.83%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            -8.20%   6.62%    NA         6.48%
--------------------------------------------------------------------------------------------
Class B - Return Before Taxes            12/10/96    -14.11%   8.95%    NA         8.90%
--------------------------------------------------------------------------------------------
Class C - Return Before Taxes              7/1/97    -10.59%   9.20%    NA         9.01%
--------------------------------------------------------------------------------------------
S&P SuperComposite 1500 Index/2/
(no deduction for fees, expenses or taxes)           -10.64%  10.92%    NA        10.92%
--------------------------------------------------------------------------------------------
Lipper Mix/3/
(no deduction for sales charges or taxes)             -8.16%   9.14%    NA         9.14%
--------------------------------------------------------------------------------------------

/1/ Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered.
/2/ The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper Mix consists of the average monthly returns of the Lipper 1000
    Index (75%), the Lipper International Index (10%) and the Lipper Intermediate U.S. Government Bond Index (15%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        15

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Investor Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases             5.25%      NONE    NONE
-------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                          NONE/2/  5.00%   1.00%
-------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE      NONE    NONE
-------------------------------------------------------------------------------------
Exchange Fee                                                  NONE      NONE    NONE
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Investment Advisory Fees                                      .05%      .05%    .05%
-------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .35%     1.00%   1.00%
-------------------------------------------------------------------------------------
Other Expenses                                                .26%      .26%    .26%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                       .66%     1.31%   1.31%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/                   (.16%)    (.06%)  (.06%)
-------------------------------------------------------------------------------------
Net Expenses                                                  .50%     1.25%   1.25%
-------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would by 1.36% for Class A shares, 2.11% for Class B shares and 2.11% for Class C shares.
/4/The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .50% for Class A shares, to 1.25% for Class B shares and to 1.25% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A   CLASS B2     CLASS B2      CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
      --------------------------------------------------------------------
      1 Year1  $  573     $  627       $  127       $  227       $  127
      --------------------------------------------------------------------
      3 Years     710        709          409          409          409
      --------------------------------------------------------------------
      5 Years     858        912          712          712          712
      --------------------------------------------------------------------
      10 Years  1,290      1,397        1,397        1,574        1,574
      --------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $589
                         Class B (with redemption) $633
                         Class B (no redemption)   $133
                         Class C (with redemption) $233
                         Class C (no redemption)   $133

2Class B shares automatically convert to Class A shares after eight (8) years.
 Therefore, the number in the "10 Years" example for Class B Shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      16

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





More About the Funds

Each of the four Funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------
Principal Investment Strategies
The mutual funds described in this prospectus are designed to provide diversification across the three major asset classes: stocks, bonds and cash or cash equivalents. Diversification is achieved by investing in other One Group mutual funds. A brief description of these underlying One Group funds can be found in Appendix A. The Funds attempt to take advantage of the most attractive types of stocks and bonds by shifting their asset allocation to favor mutual funds that focus on the most promising securities. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                        17

ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND. The Fund is diversified between stocks and bonds, with an emphasis on bonds.

1.From 20% to 40% of the Fund's total assets are invested in One Group equity funds.

2.From 60% to 80% of its total assets are invested in One Group bond funds.

3.Up to 10% of its total assets are invested in a One Group money market fund.

.. The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME                                               PERCENTAGE OF
-----------------------------------------------------   FUND HOLDINGS
Prime Money Market Fund                                     0-10%
--------------------------------------------
Short-Term Bond Fund                                        0-70%
--------------------------------------------
Intermediate Bond Fund                                      0-70%
--------------------------------------------
Income Bond Fund                                            0-70%
--------------------------------------------
Bond Fund                                                   0-70%
--------------------------------------------
High Yield Bond Fund                                        0-15%
--------------------------------------------
Government Bond Fund                                        0-70%
--------------------------------------------
Ultra Short-Term Bond Fund                                  0-70%
--------------------------------------------
Mid Cap Value Fund                                          0-20%
--------------------------------------------
Mid Cap Growth Fund                                         0-20%
--------------------------------------------
Market Expansion Index Fund                                 0-20%
--------------------------------------------
International Equity Index Fund                             0-20%
--------------------------------------------
Diversified International Fund                              0-20%
--------------------------------------------
Large Cap Growth Fund                                       0-20%
--------------------------------------------
Large Cap Value Fund                                        0-20%
--------------------------------------------
Diversified Mid Cap Fund                                    0-20%
--------------------------------------------
Diversified Equity Fund                                     0-20%
--------------------------------------------
Small Cap Growth Fund                                       0-20%
--------------------------------------------
Small Cap Value Fund                                        0-20%
--------------------------------------------
Equity Income Fund                                          0-20%
--------------------------------------------
Equity Index Fund                                           0-20%

.. The Fund also may hold cash and cash equivalents.


--------------------------------------------------------------------------------
                                      18

ONE GROUP INVESTOR BALANCED FUND. The Fund invests in both stock and bond mutual funds -- stock funds for long-term growth potential and bond funds for principal stability and current income.

1.From 40% to 60% of the Fund's total assets are invested in One Group equity funds.

2.From 40% to 60% of its total assets are invested in One Group bond funds.

3.Up to 10% of its total assets are invested in a One Group money market fund.

.. The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME                                               PERCENTAGE OF
-----------------------------------------------------   FUND HOLDINGS
Prime Money Market Fund                                     0-10%
--------------------------------------------
Short-Term Bond Fund                                        0-50%
--------------------------------------------
Intermediate Bond Fund                                      0-50%
--------------------------------------------
Income Bond Fund                                            0-50%
--------------------------------------------
Bond Fund                                                   0-50%
--------------------------------------------
High Yield Bond Fund                                        0-30%
--------------------------------------------
Government Bond Fund                                        0-50%
--------------------------------------------
Ultra Short-Term Bond Fund                                  0-50%
--------------------------------------------
Mid Cap Value Fund                                          0-30%
--------------------------------------------
Mid Cap Growth Fund                                         0-30%
--------------------------------------------
Market Expansion Index Fund                                 0-30%
--------------------------------------------
International Equity Index Fund                             0-30%
--------------------------------------------
Diversified International Fund                              0-30%
--------------------------------------------
Large Cap Growth Fund                                       0-40%
--------------------------------------------
Large Cap Value Fund                                        0-50%
--------------------------------------------
Diversified Mid Cap Fund                                    0-30%
--------------------------------------------
Diversified Equity Fund                                     0-40%
--------------------------------------------
Small Cap Growth Fund                                       0-30%
--------------------------------------------
Small Cap Value Fund                                        0-30%
--------------------------------------------
Equity Income Fund                                          0-40%
--------------------------------------------
Equity Index Fund                                           0-40%

.. The Fund also may hold cash and cash equivalents.


--------------------------------------------------------------------------------
                                        19

ONE GROUP INVESTOR GROWTH & INCOME FUND. The Fund is diversified between stocks and bonds, with an emphasis on stocks.

1.From 60% to 80% of the Fund's total assets are invested in One Group equity funds.

2.From 20% to 40% of its total assets are invested in One Group bond funds.

3.Up to 10% of its total assets are invested in a One Group money market fund.

.. The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME                                               PERCENTAGE OF
-----------------------------------------------------   FUND HOLDINGS
Prime Money Market Fund                                     0-10%
--------------------------------------------
Short-Term Bond Fund                                        0-30%
--------------------------------------------
Intermediate Bond Fund                                      0-30%
--------------------------------------------
Income Bond Fund                                            0-30%
--------------------------------------------
Bond Fund                                                   0-30%
--------------------------------------------
High Yield Bond Fund                                        0-30%
--------------------------------------------
Government Bond Fund                                        0-30%
--------------------------------------------
Ultra Short-Term Bond Fund                                  0-30%
--------------------------------------------
Mid Cap Value Fund                                          0-40%
--------------------------------------------
Mid Cap Growth Fund                                         0-40%
--------------------------------------------
Market Expansion Index Fund                                 0-40%
--------------------------------------------
International Equity Index Fund                             0-40%
--------------------------------------------
Diversified International Fund                              0-40%
--------------------------------------------
Large Cap Growth Fund                                       0-50%
--------------------------------------------
Large Cap Value Fund                                        0-60%
--------------------------------------------
Diversified Mid Cap Fund                                    0-40%
--------------------------------------------
Diversified Equity Fund                                     0-60%
--------------------------------------------
Small Cap Growth Fund                                       0-40%
--------------------------------------------
Small Cap Value Fund                                        0-40%
--------------------------------------------
Equity Income Fund                                          0-60%
--------------------------------------------
Equity Index Fund                                           0-60%
--------------------------------------------
Technology Fund                                             0-10%
--------------------------------------------
Health Sciences Fund                                        0-10%

.. The Fund also may hold cash and cash equivalents.


--------------------------------------------------------------------------------
                                      20

ONE GROUP INVESTOR GROWTH FUND. The Fund is diversified between stocks and bonds, with a heavy emphasis on stocks.

1.From 80% to 100% of the Fund's total assets are invested in One Group equity funds.

2.Up to 20% of its total assets are invested in One Group bond funds.

3.Up to 10% of its total assets are invested in a One Group money market fund.

.. The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME                                               PERCENTAGE OF
-----------------------------------------------------   FUND HOLDINGS
Prime Money Market Fund                                     0-10%
--------------------------------------------
Short-Term Bond Fund                                        0-20%
--------------------------------------------
Intermediate Bond Fund                                      0-20%
--------------------------------------------
Income Bond Fund                                            0-20%
--------------------------------------------
Bond Fund                                                   0-20%
--------------------------------------------
High Yield Bond Fund                                        0-20%
--------------------------------------------
Government Bond Fund                                        0-20%
--------------------------------------------
Ultra Short-Term Bond Fund                                  0-20%
--------------------------------------------
Mid Cap Value Fund                                          0-40%
--------------------------------------------
Mid Cap Growth Fund                                         0-40%
--------------------------------------------
Market Expansion Index Fund                                 0-40%
--------------------------------------------
International Equity Index Fund                             0-40%
--------------------------------------------
Diversified International Fund                              0-40%
--------------------------------------------
Large Cap Growth Fund                                       0-50%
--------------------------------------------
Large Cap Value Fund                                        0-60%
--------------------------------------------
Diversified Mid Cap Fund                                    0-40%
--------------------------------------------
Diversified Equity Fund                                     0-50%
--------------------------------------------
Small Cap Growth Fund                                       0-40%
--------------------------------------------
Small Cap Value Fund                                        0-40%
--------------------------------------------
Equity Income Fund                                          0-50%
--------------------------------------------
Equity Index Fund                                           0-50%
--------------------------------------------
Technology Fund                                             0-10%
--------------------------------------------
Health Sciences Fund                                        0-10%

.. The Fund also may hold cash and cash equivalents.


--------------------------------------------------------------------------------
                                        21

--------------------------------------------------------------------------------
Investment Risks
The Investor Funds invest in a variety of other One Group funds. The funds in which the Investor Funds invest are referred to in this prospectus as the "underlying funds." The main risks associated with investing in the Investor Funds are described in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus. Additional risks associated with investing in the underlying funds are described below.

---
DERIVATIVES. The underlying funds may invest in securities that are considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. An underlying fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund did not use such instruments.

                             WHAT IS A DERIVATIVE?

   Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

JUNK BONDS. Two underlying funds, One Group High Yield Bond and One Group Income Bond Fund, invest in debt securities that are considered to be speculative. These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. In 2000, 2001 continuing in 2002 to the date of this prospectus, the default rate for high yield securities has significantly increased compared with prior periods.

CREDIT RISK. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Fund. In addition, the credit quality of securities held by an underlying fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an underlying fund. Lower credit quality also may affect liquidity and make it difficult for the underlying fund to sell the security.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the underlying funds that invest in these types of securities may have to reinvest in securities with lower yields. In addition, the underlying funds may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

INTERNATIONAL FUNDS. Foreign securities are subject to special risks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transaction costs and delayed settlements of transactions. Securities of some foreign companies

--------------------------------------------------------------------------------
                                      22
are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Additionally, there may be less public information available about foreign issuers. Since the underlying funds may invest in securities denominated in foreign currencies, changes in exchange rates also may affect the value of the underlying funds.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities in more developed countries.

SMALLER COMPANIES. Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of large companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their debt securities and/or stock price. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

SECURITIES OF HEALTH SCIENCES COMPANIES. The performance of one underlying fund, the Health Sciences Fund, is closely tied to and affected by the performance of the industries in the health sciences sector. Health sciences companies are subject to comprehensive government regulation and scrutiny. The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. Moreover, new products may require regulatory approval. As a result, adverse actions (or market concerns with prospective actions) by governmental entities such as withdrawal of funding, changes in legislation and regulation, or denial and delays in regulatory approvals, may have an adverse impact on the Health Sciences Fund's share price. In addition, the fund may be adversely impacted by increased competition among health sciences companies, patent infringement, product liability and other litigation, and product obsolescence.

SECURITIES OF TECHNOLOGY COMPANIES. The performance of one underlying fund, the Technology Fund, is closely tied to and affected by the performance of the industries in the technology sector. The stock price of technology companies tends to be more volatile than the stock price of companies in other industries. In addition, the valuation of many technology stocks could be high when considered by traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant impact on the financial condition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the Technology Fund invests may become obsolete or have relatively short product cycles. As a result, the fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that invest in companies in the technology sector.


--------------------------------------------------------------------------------
                                        23

--------------------------------------------------------------------------------
Temporary Defensive Positions
For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

                          WHAT IS A CASH EQUIVALENT?

   Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

--------------------------------------------------------------------------------

Portfolio Turnover
Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2002 is shown on the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

--------------------------------------------------------------------------------
                                      24

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]






How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------

Purchasing Fund Shares

Where can I buy shares?

You may purchase Fund shares:

.. From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

.. Directly from One Group through One Group Dealer Services, Inc. (the
  "Distributor").

When can I buy shares?

.. Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

.. Purchase requests received before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

.. If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

.. The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

.. Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C shares, all of which are available to the general public.

.. Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales charges and expenses applicable to each class of shares. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

--------------------------------------------------------------------------------
                                        25

.. ONE GROUP FUND DIRECT IRA AND 403(B). One Group offers retirement plans.
  These plans allow participants to defer taxes while their retirement savings grow. An annual $10.00 account maintenance fee is charged to your IRA account (as defined by social security number) if the value of all of your accounts with One Group is less than $10,000. Call 1-800-480-4111 for an Adoption Agreement.

How much do shares cost?

.. Shares are sold at net asset value ("NAV") plus a sales charge, if any.

.. Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

.. NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

.. A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?

1.Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you.

2.Decide how much you want to invest.

 . The minimum initial investment for all classes is $500 per Fund.

 . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

 . Subsequent investments must be at least $25 per Fund.

 . You may purchase no more than $249,999 of Class B shares. This is because Class A shares offer a reduced sales charge on purchases of $250,000 or more and have lower expenses. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

 . These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

 . Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.

4.Send the completed application and a personal check to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

--------------------------------------------------------------------------------
                                      26

  If you choose to pay by wire, please call 1-800-480-4111 and authorize a wire to:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY & SHAREHOLDER SERVICES
  ABA011000028
  DDA99034167
  FBO ONE GROUP FUND
    (EX: ONE GROUP INVESTOR GROWTH FUND-A)
  YOUR ACCOUNT NUMBER
    (EX:123456789)
  YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

5.All checks must be in U.S. dollars. One Group does not accept starter checks, credit card checks, or "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

  ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

   . One Group Mutual Funds;

   . The specific Fund in which you are investing; or

   . One Group Mutual Funds for the benefit of (your name), if making a contribution to a Fund Direct IRA.

   Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6.Each time you purchase One Group shares by check or ACH, there is a five (5) business-day holding period before you can redeem those shares. This gives One Group time to receive and collect money to cover your investment.

7.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8.If you have any questions, contact your Shareholder Servicing Agent or call
  1-800-480-4111.

Can I purchase shares over the telephone?

Yes. Simply select this option on your Account Application Form and then:

.. Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

.. Authorize a bank transfer or initiate a wire transfer to the following wire address:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY & SHAREHOLDER SERVICES
  ABA011000028
  DDA99034167
  FBO ONE GROUP FUND
    (EX: ONE GROUP INVESTOR GROWTH FUND-A)
  YOUR ACCOUNT NUMBER
    (EX:123456789)
  YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

--------------------------------------------------------------------------------
                                        27

.. One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

.. You may revoke your right to make purchases over the telephone by sending a letter to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. To establish a Systematic Investment Plan:

.. Select the "Systematic Investment Plan" option on the Account Application
  Form.

.. Provide the necessary information about the bank account from which your investments will be made.

.. Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

.. One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

.. You may revoke your election to make systematic investments by calling
  1-800-480-4111 or by sending a letter to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

.. After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

.. You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

.. Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

.. If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

--------------------------------------------------------------------------------
                                      28

--------------------------------------------------------------------------------

Sales Charges

The Distributor compensates Shareholder Servicing Agents who sell shares of One Group. Compensation comes from sales charges, 12b-1 fees, and payments by the Distributor and the Funds' investment advisor from their own resources. The tables below show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent.

CLASS A SHARES
This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------
      AMOUNT             SALE CHARGE          SALES CHARGE       COMMISSION
        OF          AS A PERCENTAGE OF THE  AS A PERCENTAGE    AS A PERCENTAGE
     PURCHASES          OFFERING PRICE     OF YOUR INVESTMENT OF OFFERING PRICE
 LESS THAN $ 50,000         5.25%                5.54%              4.75%
 ------------------------------------------------------------------------------
 $50,000-$ 99,999           4.50%                4.71%              4.05%
 ------------------------------------------------------------------------------
 $100,000-$249,999          3.50%                3.63%              3.05%
 ------------------------------------------------------------------------------
 $250,000-$499,999          2.50%                2.56%              2.05%
 ------------------------------------------------------------------------------
 $500,000-$999,999          2.00%                2.04%              1.60%
 ------------------------------------------------------------------------------
 $1,000,000*                 NONE                 NONE               NONE
 ------------------------------------------------------------------------------
..If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

CLASS B SHARES
Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

-------------------------------------------
                           YEARS    CDSC AS A PERCENTAGE
                           SINCE      OF DOLLAR AMOUNT
                         PURCHASE    SUBJECT TO CHARGE
                            0-1            5.00%
                        --------------------------------
                            1-2            4.00%
                        --------------------------------
                            2-3            3.00%
                        --------------------------------
                            3-4            3.00%
                        --------------------------------
                            4-5            2.00%
                        --------------------------------
                            5-6            1.00%
                        --------------------------------
                        MORE THAN 6         NONE
                        --------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

CLASS C SHARES
Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

-------------------------------------------
                          YEARS       CDSC AS A PERCENTAGE
                          SINCE         OF DOLLAR AMOUNT
                         PURCHASE      SUBJECT TO CHARGE
                           0-1               1.00%
                     -------------------------------------
                     AFTER FIRST YEAR         NONE
                     -------------------------------------

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor.

--------------------------------------------------------------------------------
                                        29

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED:

.. The Fund assumes that all purchases made in a given month were made on the first day of the month.

.. For Class B and Class C shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B and Class shares purchased on or after November 1, 2002, the CDSC is based on the original cost of the shares.

.. No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

.. To keep your CDSC as low as possible, the Fund first will redeem the shares acquired through dividend reinvestment followed by shares you have held for the longest time and thus have the lowest CDSC.

.. If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

12b-1 FEES
Each One Group Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called "12b-1 fees." 12b-1 fees are paid by One Group to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

 1.Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

 2.Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

.. The Distributor may use up to .25% of the fees for shareholder servicing and up to 75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees totaling .25% of the average daily net assets of Class A, and 1.00% of the average daily net assets of Class B and Class C shares, respectively.

.. The Distributor may pay 12b-1 fees to its affiliates, including Banc One
  Investment Advisors, or any sub-advisor for brokerage and other agency transactions.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
                                      30

--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers
REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

 1.Right of Accumulation: You may add the higher of the market value or original purchase price of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

 2.Letter of Intent: With an initial investment of $2,000, you may purchase
   Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, contact 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

  1.Bought with the reinvestment of dividends and capital gains distributions.

  2.Acquired in exchange for other One Group shares if a comparable sales charge has been paid for the exchanged shares.

  3.Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

    . One Group.

    . Bank One Corporation and its subsidiaries and affiliates.

    . State Street Bank and Trust Company and its subsidiaries and affiliates.

    . Broker-dealers who have entered into dealer agreements with One Group and their subsidiaries and affiliates.

    . An investment sub-advisor of a fund of One Group and such sub-advisor's subsidiaries and affiliates.

  4.Bought by:

    . Affiliates of Bank One Corporation and certain accounts (other than IRA
      Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial capacity or accounts which participate in select affinity programs with Bank One Corporation and its affiliates and subsidiaries.

    . Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

    . Shareholder Servicing Agents who have a dealer arrangement with the Distribuvtor, who place trades for their own accounts or for the accounts of their

--------------------------------------------------------------------------------
                                        31
     clients and who charge a management, asset allocation consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.

  5.Bought with proceeds from the sale of Class I shares of a One Group Fund or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required.

  6.Bought with proceeds from the sale of Class A shares of a One Group Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required. In addition, no sales charge is imposed if Class A shares of a One Group Fund are bought with the proceeds from the sale of shares of another mutual fund on which a sales charge was paid if the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

  7.Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a One Group Fund.

  8.Bought with assets of One Group.

  9.Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

 10.Purchased during a Fund's special offering.

 11.Bought by a "charitable organization" as defined for purposes of Section
    501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

WAIVER OF THE CLASS B AND CLASS C SALES CHARGE
No sales charge is imposed on redemptions of Class B or Class C shares of the
Funds:

 1.If you withdraw no more than 10% of the current balance of a Fund in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I redeem on a systematic basis."

 2.If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

 3.That represent a required minimum distribution from your One Group IRA
   Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

--------------------------------------------------------------------------------
                                      32

 4.Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

 5.Exchanged for Class B or Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I pay a sales charge on an exchange?."

 6.If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER QUALIFICATIONS
To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice.

--------------------------------------------------------------------------------

Exchanging Fund Shares

What are my exchange privileges?

You may make the following exchanges:

.. Class A shares of a Fund may be exchanged for Class I shares of that Fund or Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares.

.. Class B shares of a Fund may be exchanged for Class B shares of another One
  Group Fund.

.. Class C shares of the Short-Term Municipal Bond Fund, the Ultra Short-Term
  Bond Fund, and the Short-Term Bond Fund (collectively the "Short-Term Bond Funds") may be exchanged for Class C shares of any other One Group Fund, including Class C shares of any of the Short-Term Bond Funds.

.. Class C shares of any other Fund may be exchanged for Class C shares of another One Group Fund, other than for Class C shares of the Short-Term Bond Funds.

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in dollar cost averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-800-480-4111.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

.. State Street Bank and Trust Company receives the request by 4:00 p.m. ET.

.. You have provided One Group with all of the information necessary to process the exchange.

.. You have received a current prospectus of the Fund or Funds in which you wish to invest.

.. You have contacted your Shareholder Servicing Agent, if necessary.


--------------------------------------------------------------------------------
                                        33

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However:

.. You will pay a sales charge if you bought Class A shares of a Fund:

 1.That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

 2.That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

.. If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

 1.Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

 2.The current holding period for your exchanged Class B or Class C shares, other than exchanged Class C shares of the Short-Term Bond Funds, is carried over to your new shares.

 3.If you exchange Class C shares of one of the Short-Term Bond Funds, a new
   CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally:

.. An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

.. An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

.. You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

Yes. The exchange privilege is not intended as a way for you to speculate on short- term movements in the market. Therefore:

.. To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

.. Excessive exchange activity will result in revocation of your exchange privilege.

.. In addition, One Group reserves the right to reject any exchange request
  (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

.. Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How do I open an account?."

--------------------------------------------------------------------------------
                                      34

--------------------------------------------------------------------------------

Redeeming Fund Shares
When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business.

.. Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

.. All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

 1.You may send a written redemption request to your Shareholder Servicing
   Agent, if applicable, or to State Street Bank and Trust Company at the following address:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

 2.You may redeem over the telephone. Please see "Can I redeem by telephone?"
   for more information.

.. ALL REQUESTS FOR REDEMPTIONS FROM IRA ACCOUNTS MUST BE IN WRITING. You may request IRA redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

.. One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1.The redemption is for shares worth $50,000 or less; AND

 2.The redemption is payable to the shareholder of record; AND

 3.The redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

.. On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1.A designated commercial bank; or

 2.Your Shareholder Servicing Agent.

.. State Street Bank and Trust Company may charge you a wire redemption fee. The current fee is $7.00.

.. Your redemption proceeds will be paid within seven days after receipt of the redemption request.

What will my shares be worth?

.. If you own Class A shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

.. If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

--------------------------------------------------------------------------------
                                        35

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

.. Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

.. Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

.. One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

.. REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

.. Select the "Systematic Withdrawal Plan" option on the Account Application
  Form.

.. Specify the amount you wish to receive and the frequency of the payments.

.. You may designate a person other than yourself as the payee.

.. There is no fee for this service.

.. If you select this option, please keep in mind that:

 1.It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2.If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided you withdraw no more than 10% of the current balance in a Fund in a 12 month period and you participate in a monthly or quarterly Systematic Withdrawal Plan. WITHDRAWALS IN EXCESS OF 10% WILL SUBJECT THE ENTIRE ANNUAL WITHDRAWAL TO THE APPLICABLE SALES CHARGE.

 3.If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4.If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
.. Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

--------------------------------------------------------------------------------
                                      36

.. Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions or exchanges, your account value falls below the minimum required balance. No CDSC is charged on such redemptions. For information on minimum required balances, please read "How do I open an account?."

.. One Group may suspend your ability to redeem when:

 1.Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.The NYSE is closed (other than weekend and holiday closings).

 3.The SEC has permitted a suspension.

 4.An emergency exists.

The Statement of Additional Information offers more details about this process.

.. You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

--------------------------------------------------------------------------------
                                        37

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Privacy Policy

--------------------------------------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   . Customer -- a consumer who has a continuing relationship with One Group
     Mutual Funds through record ownership of fund shares.

   . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   . Information we receive from you on applications or other forms, on our website, or through other means;

   . Information we receive from you through transactions, correspondence and other communications with us; and

   . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to

--------------------------------------------------------------------------------
                                      38
update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Fund's Privacy Commitment
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

--------------------------------------------------------------------------------
                                        39

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]






Shareholder Information

--------------------------------------------------------------------------------

Voting Rights
The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

--------------------------------------------------------------------------------

DIVIDENDS. The Funds generally declare dividends quarterly. The Investor Conservative Growth Fund, however, generally declares dividends monthly. Dividends are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable," your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

--------------------------------------------------------------------------------
                                      40

Tax Treatment of Shareholders

--------------------------------------------------------------------------------
Taxation of Shareholder Transactions

A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses and net capital gains [i.e., the excess of net long-term capital gains over net short-term capital losses]) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid). A Fund may produce taxable capital gains even if it does not have income to distribute and performance has been poor.

A Fund's use of a fund-of-funds structure could affect the amount, timing and character of distributions to you. See "Additional Tax Information Concerning the Funds of Funds" in the Statement of Additional Information.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

Shareholder Statements and Reports

--------------------------------------------------------------------------------
One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably

--------------------------------------------------------------------------------
                                        41
believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

--------------------------------------------------------------------------------
                                      42

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Management of
One Group Mutual Funds

--------------------------------------------------------------------------------
The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

--------------------------------------------------------------------------------
Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                     ANNUAL RATE
                                                   AS PERCENTAGE OF
FUND                                           AVERAGE DAILY NET ASSETS
One Group(R) Investor Conservative Growth Fund           0.05%
-----------------------------------------------------------------------
One Group(R) Investor Balanced Fund                      0.05%
-----------------------------------------------------------------------
One Group(R) Investor Growth & Income Fund               0.05%
-----------------------------------------------------------------------
One Group(R) Investor Growth Fund                        0.01%
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund Managers

No single person is responsible for managing the assets of the Funds. Rather, investment decisions for the Funds are made by a committee. Banc One Investment Advisors also serves as the advisor to the underlying mutual funds, for which it receives a fee.

--------------------------------------------------------------------------------
                                        43

FINANCIAL HIGHLIGHTS


                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------

The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP whose report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                           YEAR ENDED JUNE 30,
INVESTOR CONSERVATIVE GROWTH FUND                              -------------------------------------------
CLASS A                                                          2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.69  $ 11.07  $ 11.18  $ 11.04  $ 10.32
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.41     0.49     0.49     0.44     0.43
  Net realized and unrealized gains (losses) from investments    (0.52)   (0.11)   (0.03)    0.29     0.82
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (0.11)    0.38     0.46     0.73     1.25
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.41)   (0.49)   (0.49)   (0.46)   (0.43)
  Net realized gains                                             (0.04)   (0.27)   (0.08)   (0.13)   (0.10)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.45)   (0.76)   (0.57)   (0.59)   (0.53)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.13  $ 10.69  $ 11.07  $ 11.18  $ 11.04
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (1.13%)   3.48%    4.27%    6.77%   12.38%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $74,756  $39,651  $31,225  $29,714  $12,538
  Ratio of expenses to average net assets                        0.48%    0.45%    0.45%    0.45%    0.45%
  Ratio of net investment income to average net assets           3.90%    4.49%    4.46%    4.07%    4.12%
  Ratio of expenses to average net assets*                       0.59%    0.57%    0.65%    0.67%    0.82%
  Portfolio turnover (A)                                         9.21%    7.82%   23.76%    9.73%    3.22%

                                                                             YEAR ENDED JUNE 30,
INVESTOR CONSERVATIVE GROWTH FUND                              -----------------------------------------------
CLASS B                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.69  $  11.08  $  11.19  $  11.05  $ 10.33
---------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.33      0.41      0.41      0.36     0.37
  Net realized and unrealized gains (losses) from investments     (0.52)    (0.12)    (0.03)     0.29     0.81
---------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (0.19)     0.29      0.38      0.65     1.18
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.33)    (0.41)    (0.41)    (0.38)   (0.36)
  Net realized gains                                              (0.04)    (0.27)    (0.08)    (0.13)   (0.10)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.37)    (0.68)    (0.49)    (0.51)   (0.46)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.13  $  10.69  $  11.08  $  11.19  $ 11.05
---------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (1.86%)    2.62%     3.48%     6.10%   11.53%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $156,833  $131,026  $117,926  $121,348  $39,489
  Ratio of expenses to average net assets                         1.23%     1.20%     1.20%     1.20%    1.20%
  Ratio of net investment income to average net assets            3.13%     3.73%     3.70%     3.33%    3.37%
  Ratio of expenses to average net assets*                        1.23%     1.22%     1.30%     1.32%    1.47%
  Portfolio turnover (A)                                          9.21%     7.82%    23.76%     9.73%    3.22%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      44

FINANCIAL HIGHLIGHTS


                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


                                                                          YEAR ENDED JUNE 30,
INVESTOR CONSERVATIVE GROWTH FUND                              -----------------------------------------
CLASS C                                                          2002    2001     2000    1999     1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.68  $11.06  $ 11.17  $11.03  $ 10.33
---------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    0.33    0.41     0.41    0.36     0.35
  Net realized and unrealized gains (losses) from investments    (0.52)  (0.11)   (0.03)   0.29     0.81
---------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (0.19)   0.30     0.38    0.65     1.16
---------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.33)  (0.41)   (0.41)  (0.38)   (0.36)
  Net realized gains                                             (0.04)  (0.27)   (0.08)  (0.13)   (0.10)
---------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.37)  (0.68)   (0.49)  (0.51)   (0.46)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.12  $10.68  $ 11.06  $11.17  $ 11.03
---------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (1.85%)  2.72%    3.48%   6.00%   11.48%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $11,674  $7,336  $ 7,207  $8,742  $ 3,788
  Ratio of expenses to average net assets                        1.23%   1.20%    1.20%   1.20%    1.20%
  Ratio of net investment income to average net assets           3.16%   3.75%    3.70%   3.32%    3.39%
  Ratio of expenses to average net assets*                       1.23%   1.22%    1.30%   1.33%    1.47%
  Portfolio turnover(A)                                          9.21%   7.82%   23.76%   9.73%    3.22%

                                                                             YEAR ENDED JUNE 30,
INVESTOR BALANCED FUND                                         -----------------------------------------------
CLASS A                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.44  $  12.52  $  12.24  $  11.83  $ 10.66
---------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     0.34      0.43      0.47      0.42     0.34
  Net realized and unrealized gains (losses) from investments     (0.92)    (0.53)     0.30      0.79     1.39
---------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (0.58)    (0.10)     0.77      1.21     1.73
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.34)    (0.43)    (0.46)    (0.48)   (0.34)
  Net realized gains                                              (0.04)    (0.55)    (0.03)    (0.32)   (0.22)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.38)    (0.98)    (0.49)    (0.80)   (0.56)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.48  $  11.44  $  12.52  $  12.24  $ 11.83
---------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (5.13%)   (0.94%)    6.43%    10.70%   16.62%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $281,567  $249,797  $219,684  $177,336  $32,605
  Ratio of expenses to average net assets                         0.48%     0.45%     0.45%     0.45%    0.45%
  Ratio of net investment income to average net assets            3.13%     3.66%     3.82%     3.27%    3.01%
  Ratio of expenses to average net assets*                        0.58%     0.57%     0.62%     0.61%    0.66%
  Portfolio turnover(A)                                          20.23%     7.13%    20.99%    13.51%    9.71%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have bee as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        45

FINANCIAL HIGHLIGHTS


                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------

                                                                             YEAR ENDED JUNE 30,
INVESTOR BALANCED FUND                                         -----------------------------------------------
CLASS B                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.43  $  12.51  $  12.24  $  11.82  $ 10.65
---------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                     0.26      0.35      0.37      0.33     0.26
  Net realized and unrealized gains (losses) from investments     (0.93)    (0.53)     0.30      0.81     1.39
---------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (0.67)    (0.18)     0.67      1.14     1.65
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.26)    (0.35)    (0.37)    (0.40)   (0.26)
  Net realized gains                                              (0.04)    (0.55)    (0.03)    (0.32)   (0.22)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.30)    (0.90)    (0.40)    (0.72)   (0.48)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.46  $  11.43  $  12.51  $  12.24  $ 11.82
---------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (5.92%)   (1.66%)    5.58%    10.01%   15.85%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $406,991  $367,716  $298,942  $229,671  $70,463
  Ratio of expenses to average net assets                         1.23%     1.20%     1.20%     1.20%    1.20%
  Ratio of net investment income to average net assets            2.39%     2.92%     3.04%     2.78%    2.26%
  Ratio of expenses to average net assets*                        1.23%     1.22%     1.27%     1.26%    1.31%
  Portfolio turnover(A)                                          20.23%     7.13%    20.99%    13.51%    9.71%

                                                                           YEAR ENDED JUNE 30,
INVESTOR BALANCED FUND                                         -------------------------------------------
CLASS C                                                          2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 11.38  $ 12.46  $ 12.19  $ 11.77  $ 10.63
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                                    0.26     0.34     0.37     0.32     0.26
  Net realized and unrealized gains (losses) from investments    (0.92)   (0.53)    0.30     0.81     1.37
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (0.66)   (0.19)    0.67     1.13     1.63
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.27)   (0.34)   (0.37)   (0.39)   (0.27)
  Net realized gains                                             (0.04)   (0.55)   (0.03)   (0.32)   (0.22)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.31)   (0.89)   (0.40)   (0.71)   (0.49)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.41  $ 11.38  $ 12.46  $ 12.19  $ 11.77
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (5.92%)  (1.67%)   5.59%   10.04%   15.66%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $23,272  $17,397  $16,095  $14,963  $ 6,653
  Ratio of expenses to average net assets                        1.23%    1.20%    1.20%    1.20%    1.20%
  Ratio of net investment income to average net assets           2.40%    2.93%    3.08%    2.85%    2.24%
  Ratio of expenses to average net assets*                       1.23%    1.22%    1.27%    1.26%    1.30%
  Portfolio turnover(A)                                         20.23%    7.13%   20.99%   13.51%    9.71%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      46

FINANCIAL HIGHLIGHTS


                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


                                                                             YEAR ENDED JUNE 30,
INVESTOR GROWTH & INCOME FUND                                  -----------------------------------------------
CLASS A                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.33  $  13.96  $  13.40  $  12.69  $ 11.02
---------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.25      0.36      0.39      0.36     0.22
  Net realized and unrealized gains (losses) from investments     (1.41)    (0.83)     0.65      1.27     1.95
---------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.16)    (0.47)     1.04      1.63     2.17
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.25)    (0.37)    (0.39)    (0.45)   (0.22)
  Net realized gains                                              (0.09)    (0.79)    (0.09)    (0.47)   (0.28)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.34)    (1.16)    (0.48)    (0.92)   (0.50)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.83  $  12.33  $  13.96  $  13.40  $ 12.69
---------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (9.53%)   (3.71%)    7.85%    13.62%   20.18%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $334,005  $372,933  $299,207  $245,151  $39,874
  Ratio of expenses to average net assets                         0.48%     0.45%     0.45%     0.45%    0.45%
  Ratio of net investment income to average net assets            2.15%     2.79%     2.91%     1.54%    1.91%
  Ratio of expenses to average net assets*                        0.58%     0.59%     0.63%     0.62%    0.67%
  Portfolio turnover(A)                                          24.96%     6.15%    21.50%    17.87%   11.38%

                                                                             YEAR ENDED JUNE 30,
INVESTOR GROWTH & INCOME FUND                                  -----------------------------------------------
CLASS B                                                          2002      2001      2000      1999      1998
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.28  $  13.91  $  13.36  $  12.64  $ 11.00
---------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.16      0.27      0.29      0.26     0.14
  Net realized and unrealized gains (losses) from investments     (1.40)    (0.84)     0.64      1.29     1.92
---------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  (1.24)    (0.57)     0.93      1.55     2.06
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.16)    (0.27)    (0.29)    (0.36)   (0.14)
  Net realized gains                                              (0.09)    (0.79)    (0.09)    (0.47)   (0.28)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.25)    (1.06)    (0.38)    (0.83)   (0.42)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.79  $  12.28  $  13.91  $  13.36  $ 12.64
---------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (10.15%)   (4.41%)    7.04%    12.93%   19.13%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $522,731  $487,342  $362,151  $221,088  $85,468
  Ratio of expenses to average net assets                         1.23%     1.20%     1.20%     1.20%    1.20%
  Ratio of net investment income to average net assets            1.38%     2.05%     2.13%     2.12%    1.15%
  Ratio of expenses to average net assets*                        1.23%     1.23%     1.28%     1.27%    1.32%
  Portfolio turnover(A)                                          24.96%     6.15%    21.50%    17.87%   11.38%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as Indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        47

FINANCIAL HIGHLIGHTS


                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


                                                      YEAR ENDED JUNE 30,
                                         --------------------------------------------
INVESTOR GROWTH & INCOME FUND CLASS C      2002      2001     2000     1999     1998
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  12.18  $ 13.80  $ 13.25  $ 12.54  $ 10.93
--------------------------------------------------------------------------------------
Investment Activities:
 Net investment income                       0.16     0.28     0.29     0.26     0.14
 Net realized and unrealized gains
   (losses) from investments                (1.39)   (0.84)    0.64     1.28     1.90
--------------------------------------------------------------------------------------
Total from Investment Activities            (1.23)   (0.56)    0.93     1.54     2.04
--------------------------------------------------------------------------------------
Distributions:
 Net investment income                      (0.17)   (0.27)   (0.29)   (0.36)   (0.15)
 Net realized gains                         (0.09)   (0.79)   (0.09)   (0.47)   (0.28)
--------------------------------------------------------------------------------------
Total Distributions                         (0.26)   (1.06)   (0.38)   (0.83)   (0.43)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $  10.69  $ 12.18  $ 13.80  $ 13.25  $ 12.54
--------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)      (10.19%)  (4.40%)   7.10%   12.94%   19.08%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)       $ 29,644  $18,361  $16,944  $12,347  $ 6,429
 Ratio of expenses to average net assets    1.23%    1.20%    1.20%    1.20%    1.20%
 Ratio of net investment income to
   average net assets                       1.36%    2.10%    2.18%    2.20%    1.14%
 Ratio of expenses to average net
   assets*                                  1.23%    1.24%    1.28%    1.27%    1.31%
 Portfolio turnover(A)                     24.96%    6.15%   21.50%   17.87%   11.38%

                                                       YEAR ENDED JUNE 30,
                                         -----------------------------------------------
INVESTOR GROWTH FUND CLASS A               2002      2001      2000      1999      1998
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  12.97  $  15.25  $  14.30  $  13.33  $ 11.21
-----------------------------------------------------------------------------------------
Investment Activities:
 Net investment income                       0.12      0.25      0.33      0.29     0.10
 Net realized and unrealized gains
   (losses) from investments                (1.80)    (1.11)     1.09      1.74     2.47
-----------------------------------------------------------------------------------------
Total from Investment Activities            (1.68)    (0.86)     1.42      2.03     2.57
-----------------------------------------------------------------------------------------
Distributions:
 Net investment income                      (0.10)    (0.23)    (0.31)    (0.40)   (0.10)
 Net realized gains                         (0.16)    (1.19)    (0.16)    (0.66)   (0.35)
-----------------------------------------------------------------------------------------
Total Distributions                         (0.26)    (1.42)    (0.47)    (1.06)   (0.45)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $  11.03  $  12.97  $  15.25  $  14.30  $ 13.33
-----------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)      (13.06%)   (6.27%)   10.04%    16.40%   23.44%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)       $195,576  $197,065  $140,449  $100,789  $55,057
 Ratio of expenses to average net assets    0.48%     0.45%     0.45%     0.45%    0.45%
 Ratio of net investment income to
   average net assets                       1.02%     1.81%     2.25%     2.08%    0.78%
 Ratio of expenses to average net
   assets*                                  0.66%     0.62%     0.67%     0.66%    0.70%
 Portfolio turnover(A)                     29.37%     7.43%    28.66%    14.62%    4.05%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      48

FINANCIAL HIGHLIGHTS


                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


                                                            YEAR ENDED JUNE 30,
INVESTOR GROWTH FUND                          -----------------------------------------------
CLASS B                                         2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  13.01  $  15.35  $  14.44  $  13.47  $ 11.34
----------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income                            0.04      0.17      0.24      0.20     0.02
 Net realized and unrealized gains (losses)
   from investments                              (1.81)    (1.14)     1.07      1.76     2.48
----------------------------------------------------------------------------------------------
Total from Investment Activities                 (1.77)    (0.97)     1.31      1.96     2.50
----------------------------------------------------------------------------------------------
Distributions:
 Net investment income                           (0.06)    (0.18)    (0.24)    (0.33)   (0.02)
 Net realized gains                              (0.16)    (1.19)    (0.16)    (0.66)   (0.35)
----------------------------------------------------------------------------------------------
Total Distributions                              (0.22)    (1.37)    (0.40)    (0.99)   (0.37)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  11.02  $  13.01  $  15.35  $  14.44  $ 13.47
----------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)           (13.74%)   (6.97%)    9.14%    15.57%   22.52%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)            $441,074  $429,869  $302,162  $168,823  $70,515
 Ratio of expenses to average net assets         1.23%     1.20%     1.20%     1.20%    1.20%
 Ratio of net investment income to average
   net assets                                    0.27%     1.08%     1.41%     1.44%    0.04%
 Ratio of expenses to average net assets*        1.31%     1.27%     1.32%     1.31%    1.35%
 Portfolio turnover(A)                          29.37%     7.43%    28.66%    14.62%    4.50%

                                                           YEAR ENDED JUNE 30,
INVESTOR GROWTH FUND                          --------------------------------------------
CLASS C                                         2002      2001     2000     1999     1998
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.86  $ 15.19  $ 14.30  $ 13.34  $ 11.25
-------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income                            0.04     0.18     0.24     0.18     0.02
 Net realized and unrealized gains (losses)
   from investments                              (1.79)   (1.14)    1.05     1.77     2.45
-------------------------------------------------------------------------------------------
Total from Investment Activities                 (1.75)   (0.96)    1.29     1.95     2.47
-------------------------------------------------------------------------------------------
Distributions:
 Net investment income                           (0.06)   (0.18)   (0.24)   (0.33)   (0.03)
 Net realized gains                              (0.16)   (1.19)   (0.16)   (0.66)   (0.35)
-------------------------------------------------------------------------------------------
Total Distributions                              (0.22)   (1.37)   (0.40)   (0.99)   (0.38)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  10.89  $ 12.86  $ 15.19  $ 14.30  $ 13.34
-------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)           (13.74%)  (7.01%)   9.08%   15.65%   22.42%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)            $ 26,076  $18,900  $19,404  $15,071  $ 8,772
 Ratio of expenses to average net assets         1.23%    1.20%    1.20%    1.20%    1.20%
 Ratio of net investment income to average
   net assets                                    0.22%    1.23%    1.52%    1.50%    0.04%
 Ratio of expenses to average net assets*        1.31%    1.27%    1.32%    1.31%    1.35%
 Portfolio turnover(A)                           29.37    7.43%   28.66%   14.62%    4.05%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        49

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



Appendix A

--------------------------------------------------------------------------------
The following is a brief description of the principal investment policies of each of the underlying funds.

One Group Prime Money Market Fund

One Group Prime Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940.

One Group Ultra Short-Term Bond Fund

One Group Ultra Short-Term Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities. The Fund mainly invests in all types of investment grade debt securities (or unrated securities which Banc One Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed securities and money market instruments. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction.

One Group Short-Term Bond Fund

One Group Short-Term Bond Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) with short to intermediate remaining maturities. These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

One Group Intermediate Bond Fund

One Group Intermediate Bond Fund seeks current income consistent with the preservation of capital through investments in high- and medium-grade fixed-income securities with intermediate maturities. The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) including bonds, notes and U.S.

--------------------------------------------------------------------------------
                                      50
government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

One Group Bond Fund

One Group Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

One Group Income Bond Fund

One Group Income Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e. junk bonds.) (The Fund may not invest more than 30% of its total assets in these securities.) The Fund also invests in mortgage-backed and asset-backed securities. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

One Group Government Bond Fund

One Group Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g. U.S government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

--------------------------------------------------------------------------------
                                        51

One Group High Yield Bond Fund

One Group High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan participations. The Fund's investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund's investments.

One Group Small Cap Growth Fund

One Group Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. The Fund invests mainly in common stock, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment.

One Group Small Cap Value Fund

One Group Small Cap Value Fund seeks long-term capital growth by investing primarily in equity securities of small-capitalization companies. The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.

One Group Mid Cap Growth Fund

One Group Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations of $500 million to $10 billion at the time of investment. Typically, the Fund acquires shares of established companies with a history of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries.

One Group Mid Cap Value Fund

One Group Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $10 billion at the time of investment. In choosing investments, the Fund considers the issuer's soundness and earnings prospects. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors looks at anticipated changes that may positively impact the value of the company such as new products, deployment of

--------------------------------------------------------------------------------
                                      52
new technologies, cost cutting efforts and changes in management. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. If Banc One
Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it may eliminate the Fund's holding of the company's stock.

One Group Diversified Mid Cap Fund

One Group Diversified Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment. The Fund looks for companies of this size with strong potential, stable market share, and an ability to quickly respond to new business opportunities. In choosing securities, the Fund invests in mid-cap companies across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market.

One Group Market Expansion Index Fund

The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600") and the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")./1/ The Fund invests in a representative sampling of stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. (Not all of the stocks in the indices are included in the Fund). The Fund uses a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between its portfolio and that of the indices of at least 0.95, without taking into account the Fund's expenses.

/1/"S&P SmallCap 600" and "S&P MidCap 400" are registered service marks of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

One Group Large Cap Growth Fund

One Group Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above average growth.

One Group Large Cap Value Fund

One Group Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. The Fund also may invest in the stock of companies which have "breakup" values well in excess of current market values or which have uniquely undervalued corporate assets.

--------------------------------------------------------------------------------
                                        53

One Group Equity Income Fund

One Group Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. The Fund attempts to keep its dividend yield above the Standard & Poor's 500 Composite Price Index ("S&P 500 Index")/1/ by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main consideration is selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community, and are therefore selling below what Banc One Investment Advisors believes to be their long-term investment value.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

One Group Diversified Equity Fund

One Group Diversified Equity Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income. The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market.

One Group Equity Index Fund

One Group Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index./1/ The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account future expenses.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

One Group Health Sciences Fund

One Group Health Sciences Fund is designed to provide long-term capital appreciation. The Fund mainly invests in equity securities of companies engaged in the research, development, production or distribution of products and services related to biotechnology, health care or medicine. These companies include biotechnology companies, pharmaceutical companies, medical supply and equipment companies, and companies engaged in medical, diagnostic, or other related research and development. In selecting investments for the Fund, Banc One Investment Advisors will seek to identify companies that are well positioned for growth. Banc One Investment Advisors also selects stocks based on revenue and earnings potential and attractive relative valuations. Although the Fund may invest in companies of any size, the Fund will typically invest in large- and mid-capitalization companies. The Fund is considered non-diversified and can invest more of its assets in a single issuer than a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the health sciences sector.

One Group Technology Fund

One Group Technology Fund is designed to provide long-term capital growth. The Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. This may include, for example, companies

--------------------------------------------------------------------------------
                                      54
that develop, produce or distribute products in the computer, electronics, and communications sectors. In selecting investments, the Fund generally will invest in companies that are positioned for accelerated growth or higher earnings. In addition, the Fund also may invest in companies (regardless of size) whose stocks appear to be trading below their true value. The Fund is considered non-diversified and can invest more of its assets in a single issuer that a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the technology sector.

One Group International Equity Index Fund

One Group International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index./1/ The Fund may also invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund's expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. Banc One Investment Advisors selects securities of emerging markets that are included in the Morgan Stanley Emerging Market Free Index based on size, risk and ease of investing in the country's market (e.g. reasonable settlement procedures). Most of the Fund's assets will be denominated in foreign currencies.

/1/"MSCI EAFE GDP Index" is a registered service mark of Morgan Stanley Capital
   International, which does not sponsor and is in no way affiliated with the Fund.

One Group Diversified International Fund

One Group Diversified International Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers. The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes the global economic and political situation, as well as the securities market of selected countries. In selecting individual securities, Banc One Investment Advisors selects a representative sampling of the companies comprising the individual country's stock market index.

--------------------------------------------------------------------------------
                                        55

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Appendix B

--------------------------------------------------------------------------------
Investment Practices

The underlying funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

------------------------------------------------

             FUND NAME                                    FUND CODE
             ------------------------------------------------------
             One Group(R) Prime Money Market Fund             1
             ------------------------------------------------------
             One Group(R) Short-Term Bond Fund                2
             ------------------------------------------------------
             One Group(R) Intermediate Bond Fund              3
             ------------------------------------------------------
             One Group(R) Income Bond Fund                    4
             ------------------------------------------------------
             One Group(R) Bond Fund                           5
             ------------------------------------------------------
             One Group(R) High Yield Bond Fund                6
             ------------------------------------------------------
             One Group(R) Government Bond Fund                7
             ------------------------------------------------------
             One Group(R) Ultra Short-Term Bond Fund          8
             ------------------------------------------------------
             One Group(R) Mid Cap Value Fund                  9
             ------------------------------------------------------
             One Group(R) International Equity Index Fund    10
             ------------------------------------------------------
             One Group(R) Diversified International Fund     11
             ------------------------------------------------------
             One Group(R) Large Cap Growth Fund              12
             ------------------------------------------------------
             One Group(R) Large Cap Value Fund               13
             ------------------------------------------------------
             One Group(R) Mid Cap Growth Fund                14
             ------------------------------------------------------
             One Group(R) Diversified Mid Cap Fund           15
             ------------------------------------------------------
             One Group(R) Diversified Equity Fund            16
             ------------------------------------------------------
             One Group(R) Small Cap Growth Fund              17
             ------------------------------------------------------
             One Group(R) Small Cap Value Fund               18
             ------------------------------------------------------
             One Group(R) Equity Income Fund                 19
             ------------------------------------------------------
             One Group(R) Equity Index Fund                  20
             ------------------------------------------------------
             One Group(R) Technology Fund                    21
             ------------------------------------------------------
             One Group(R) Health Sciences Fund               22
             ------------------------------------------------------
             One Group(R) Market Expansion Index Fund        23
             ------------------------------------------------------


                                                                   Fund Risk
 Instrument                                                        Code Type
 -----------------------------------------------------------------

 U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES. 1-23 Market
 -----------------------------------------------------------------------------

 Treasury Receipts: TRs, TIGRs and CATS.                           1-6, Market
                                                                   8-23
 -----------------------------------------------------------------------------

 U.S. Government Agency Securities: Securities issued by agencies  1-23 Market
 and instrumentalities of the U.S. government. These include all        Credit
 types of securities issued by Ginnie Mae, Fannie Mae and Freddie
 Mac including funding notes and subordinated benchmark notes.
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      56

                                                                       Fund    Risk
Instrument                                                             Code    Type
----------------------------------------------------------------------------------

Certificates of Deposit: Negotiable instruments with a stated          1-6,    Market
maturity.                                                              8-23    Credit
                                                                               Liquidity
-----------------------------------------------------------------------------------------

Time Deposits: Non-negotiable receipts issued by a bank in exchange    1-6,    Liquidity
for the deposit of funds.                                              8-23    Credit
-----------------------------------------------------------------------------------------

Common Stock: Shares of ownership of a company.                        6, 9-23 Market
-----------------------------------------------------------------------------------------

Repurchase Agreements: The purchase of a security and the              1-23    Credit
simultaneous commitment to return the security to the seller at an             Market
agreed upon price on an agreed upon date. This is treated as a loan.           Liquidity
-----------------------------------------------------------------------------------------

Reverse Repurchase Agreements: The sale of a security and the          1-23    Market
simultaneous commitment to buy the security back at an agreed upon             Leverage
price on an agreed upon date. This is treated as a borrowing by a
Fund.
-----------------------------------------------------------------------------------------

Securities Lending: The lending of up to 33 1/3% of a Fund's total     1-23    Credit
assets. In return, the Fund will receive cash, other securities                Market
and/or letters of credit.                                                      Leverage
-----------------------------------------------------------------------------------------

When-Issued Securities and Forward Commitments: Purchase or contract   1-23    Market
to purchase securities at a fixed price for delivery at a future date.         Leverage
                                                                               Liquidity
                                                                               Credit
-----------------------------------------------------------------------------------------

Investment Company Securities: Shares of other mutual funds,           1-23    Market
including One Group money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment advisor or administrator. The
Government Bond Fund will purchase only shares of investment companies which invest exclusively in U.S. Treasury and other agency obligations. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor, to the extent required by law.
-----------------------------------------------------------------------------------------

Convertible Securities: Bonds or preferred stock that can convert to   3-6,    Market
common stock.                                                          8-23    Credit
-----------------------------------------------------------------------------------------

Call and Put Options: A call option gives the buyer the right to buy,  2-23    Management
and obligates the seller of the option to sell, a security at a                Liquidity
specified price at a future date. A put option gives the buyer the             Credit
right to sell, and obligates the seller of the option to buy, a                Market
security at a specified price at a future date. The Funds will sell            Leverage
only covered call and secured put options.
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        57

                                                             Fund    Risk
 Instrument                                                  Code    Type
 -----------------------------------------------------------------

 Futures and Related Options: A contract providing for the   2-23    Management
 future sale and purchase of a specified amount of a                 Market
 specified security, class of securities or an index at a            Credit
 specified time in the future and at a specified price.              Liquidity
                                                                     Leverage
 ------------------------------------------------------------------------------

 Real Estate Investment Trusts ("REITs"): Pooled investment  2-6,    Liquidity
 vehicles that invest primarily in income-producing real     9-23    Management
 estate or real estate related loans or interest.                    Market
                                                                     Prepayment
                                                                     Tax
 ------------------------------------------------------------------------------

 Bankers' Acceptances: Bills of exchange or time drafts      1-6,    Credit
 drawn on and accepted by a commercial bank. Maturities      8-23    Liquidity
 are generally six months or less.                                   Market
 ------------------------------------------------------------------------------

 Commercial Paper: Secured and unsecured short-term          1-6,    Credit
 promissory notes issued by corporations and other           8-23    Liquidity
 entities. Maturities generally vary from a few days to nine         Market
 months.
 ------------------------------------------------------------------------------

 Foreign Securities: Securities issued by foreign companies, 1-6,    Market
 as well as commercial paper of foreign issuers and          8-23    Political
 obligations of foreign banks, overseas branches of U.S.             Liquidity
 banks and supranational entities. Includes American                 Foreign
 Depositary Receipts, Global Depositary Receipts, American           Investment
 Depositary Securities and European Depositary Receipts.
 ------------------------------------------------------------------------------

 Restricted Securities: Securities not registered under the  1-6,    Liquidity
 Securities Act of 1933, such as privately placed commercial 8-23    Market
 paper and Rule 144A securities.                                     Credit
 ------------------------------------------------------------------------------

 Variable and Floating Rate Instruments: Obligations with    1-23    Market
 interest rates which are reset daily, weekly, quarterly or          Credit
 some other period and which may be payable to the Fund              Liquidity
 on demand.
 ------------------------------------------------------------------------------

 Warrants: Securities, typically issued with preferred stock 4, 6,   Market
 or bonds, that give the holder the right to buy a           10-13,  Credit
 proportionate amount of common stock at a specified         15-18,
 price.                                                      20-23
 ------------------------------------------------------------------------------

 Preferred Stock: A class of stock that generally pays a     2-6,    Market
 dividend at a specified rate and has preference over        9-23
 common stock in the payment of dividends and in
 liquidation.
 ------------------------------------------------------------------------------

 Mortgage-Backed Securities: Debt obligations secured by     1-8,    Prepayment
 real estate loans and pools of loans. These include         11, 15, Market
 collateralized mortgage obligations ("CMOs"), and Real      18, 21  Credit
 Estate Mortgage Investment Conduits ("REMICs").                     Regulatory
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      58

                                                           Fund       Risk
Instrument                                                 Code       Type
-----------------------------------------------------------------

Demand Features: Securities that are subject to puts and   1-6, 8     Market
standby commitments to purchase the securities at a                   Liquidity
fixed price (usually with accrued interest) within a fixed            Management
period of time following demand by a Fund.
--------------------------------------------------------------------------------

Asset-Backed Securities: Securities secured by company     1-6, 8,    Prepayment
receivables, home equity loans, truck and auto loans,      11, 15, 18 Market
leases, credit card receivables and other securities                  Credit
backed by other types of receivable or other assets.                  Regulatory
--------------------------------------------------------------------------------

Mortgage Dollar Rolls: A transaction in which a Fund       2-8,       Prepayment
sells securities for delivery in a current month and       11, 15, 18 Market
simultaneously contracts with the same party to                       Regulatory
repurchase similar but not identical securities on a
specified future date.
--------------------------------------------------------------------------------

Adjustable Rate Mortgage Loans ("ARMs"): Loans in a        2-8        Prepayment
mortgage pool that provide for a fixed initial mortgage               Market
interest rate for a specified period of time, after which             Credit
the rate may be subject to periodic adjustments.                      Regulatory
--------------------------------------------------------------------------------

Corporate Debt Securities: Corporate bonds and non-        2-6, 8,    Market
convertible debt securities.                               12, 21, 22 Credit
--------------------------------------------------------------------------------

Swaps, Caps and Floors: A Fund may enter into these        2-23       Market
transactions to manage its exposure to changing                       Management
interest rates and other factors. Swaps involve an                    Credit
exchange of obligations by two parties. Caps and floors               Liquidity
entitle a purchaser to a principal amount from the seller
of the cap or floor to the extent that a specified index
exceeds or falls below a predetermined interest rate or
amount.
--------------------------------------------------------------------------------

New Financial Products: New options and futures            2-23       Management
contracts, and other financial products continue to be                Credit
developed and the Fund may invest in such options,                    Market
contracts and products.                                               Liquidity
--------------------------------------------------------------------------------

Structured Instruments: Debt securities issued by          2-19,      Market
agencies and instrumentalities of the U.S. government,     22, 23     Management
banks, municipalities, corporations and other businesses              Liquidity
whose interest and/or principal payments are indexed                  Credit
to foreign currency exchange rates, interest rates, or one            Foreign
or more other referenced indices.                                     Investment
--------------------------------------------------------------------------------

Municipal Bonds: Securities issued by a state or political 1-6, 8     Market
subdivision to obtain funds for various public purposes.              Credit
Municipal bonds include private activity bonds and                    Political
industrial development bonds, as well as General                      Tax
Obligation Notes, Tax Anticipation Notes, Bond                        Regulatory
Anticipation Notes, Revenue Anticipation Notes, Project
Notes, other short-term tax-exempt obligations,
municipal leases and obligations of municipal housing
authorities and single family revenue bonds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        59

                                                              Fund    Risk
Instrument                                                    Code    Type
-----------------------------------------------------------------------------------

Obligations of Supranational Agencies: Obligations of         10, 11, Credit
supranational agencies which are chartered to promote         15, 18, Foreign
economic development and are supported by various             22      Investment
governments and governmental agencies.
-----------------------------------------------------------------------------------

Currency Futures and Related Options: The Fund may            10, 11  Management
engage in transactions in financial futures and related               Liquidity
options, which are generally described above. The Fund                Credit
will enter into these transactions in foreign currencies and          Market
for hedging purposes only.                                            Political
                                                                      Leverage
                                                                      Foreign
                                                                      Investment
-----------------------------------------------------------------------------------

Forward Foreign Exchange Transactions: Contractual            10, 11  Management
agreement to purchase or sell one specified currency for              Liquidity
another currency at a specified future date and price. The            Credit Market
Fund will enter into forward foreign exchange                         Political
transactions for hedging purposes only.                               Leverage
                                                                      Foreign
                                                                      Investment
-----------------------------------------------------------------------------------

Zero Coupon Debt Securities: Bonds and other debt that pay    2-8,    Credit
no interest, but are issued at a discount from their value at 11, 15, Market
maturity. When held to maturity, their entire return          18      Zero Coupon
equals the difference between their issue price and their
maturity value.
-----------------------------------------------------------------------------------

Zero-Fixed-Coupon Debt Securities: Zero-coupon debt           2-8     Credit
securities that convert on a specified date to interest-              Market
bearing debt securities.                                              Zero Coupon
-----------------------------------------------------------------------------------

Stripped Mortgage-Backed Securities: Derivative multi-class   2-8     Prepayment
mortgage securities usually structured with two classes of            Market
shares that receive different proportions of the interest             Credit
and principal from a pool of mortgage-backed obligations.             Regulatory
These include IOs and POs.
-----------------------------------------------------------------------------------

Inverse Floating Rate Instruments: Floating rate debt         2-8     Market
instruments with interest rates that reset in the opposite            Leverage
direction from the market rate of interest to which the               Credit
inverse floater is indexed.
-----------------------------------------------------------------------------------

Loan Participations and Assignments: Participations in, or    2-6, 8  Credit
assignments of all or a portion of loans to corporations or           Political
to governments of less developed countries ("LDCs").                  Foreign
                                                                      Investment
                                                                      Market
                                                                      Liquidity
-----------------------------------------------------------------------------------

Fixed Rate Mortgage Loans: Investments in fixed rate          2-8     Credit
mortgage loans or mortgage pools which bear simple                    Prepayment
interest at fixed annual rates and have short- to long-term           Regulatory
final maturities.                                                     Market
-----------------------------------------------------------------------------------

                                                                  Fund   Risk
Instrument                                                        Code   Type
----------------------------------------------------------------------------------

Short-Term Funding Agreements: Funding agreements issued by       1-6, 8 Credit
banks and highly rated U.S. insurance companies such as                  Liquidity
Guaranteed Investment Contracts (GICs) and Bank Investment               Market
Contracts (BICs).
----------------------------------------------------------------------------------

Exchange-Traded Funds: Ownership in unit investment trusts,       9-23   Market
depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad
based, sector or international index. Exchange-traded funds or
ETFs include a wide range of investments such as iShares,
Standard and Poor's Depository Receipts ("SPDRs"), and
NASDAQ 100's. The Equity Index Fund invests only in SPDRs
and other ETFs that track the S&P 500.
----------------------------------------------------------------------------------

Extendable Commercial Notes: Variable rate notes which            1      Market
normally mature within a short period of time (e.g., one month)          Credit
but which may be extended by the issuer for a maximum                    Liquidity
maturity of 13 months.
----------------------------------------------------------------------------------

Participation Interests: Interests in municipal securities,       1      Credit
including municipal leases, from financial institutions such as          Tax
commercial and investment banks, savings and loan
associations and insurance companies. These interests may
take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the underlying funds may fluctuate, as will the value of the Fund's investments in the underlying funds. Ultimately, the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

.. Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

.. Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses,

--------------------------------------------------------------------------------
                                        61
   it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

.. Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

.. Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

.. Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

.. Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes and governmental collapse and war.

.. Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

.. Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other

--------------------------------------------------------------------------------
                                      62
  obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

.. Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

.. Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

.. Zero Coupon Risk. The risk associated with changes in interest rates. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. This risk is similar to Market Risk, which is described above.

--------------------------------------------------------------------------------
                                        63

--------------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

ONE GROUP(R) MUTUAL FUNDS
1111 POLARIS PARKWAY
COLUMBUS, OHIO 43271-1235

   OR VISITING

WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-125 (11/02)

[LOGO] ONE GROUP/R/
Mutual Funds

[LOGO] ONE GROUP/R/
Mutual Funds

    FOR INSTITUTIONAL CLIENTS

    ONE GROUP(R) INVESTOR FUNDS

                 PROSPECTUS
                 Class I Shares
                 November 1, 2002


                 One Group(R) Investor Conservative Growth Fund
                 One Group(R) Investor Balanced Fund
                 One Group(R) Investor Growth & Income Fund
                 One Group(R) Investor Growth Fund


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

               --------

TABLE OF
   CONTENTS


FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
    One Group Investor Conservative Growth Fund   1
                                                -----
               One Group Investor Balanced Fund   5
                                                -----
        One Group Investor Growth & Income Fund   10
                                                -----
                 One Group Investor Growth Fund   15
                                                -----



           MORE ABOUT THE FUNDS
Principal Investment Strategies   20
                                -----
               Investment Risks   25
                                -----
  Temporary Defensive Positions   27
                                -----
             Portfolio Turnover   27
                                -----



HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares   28
                                               -----
                        Exchanging Fund Shares   31
                                               -----
                         Redeeming Fund Shares   32
                                               -----



PRIVACY POLICY   34
               -----



           SHAREHOLDER INFORMATION
                     Voting Rights   36
                                   -----
                 Dividend Policies   36
                                   -----
     Tax Treatment of Shareholders   36
                                   -----
Shareholder Statements and Reports   37
                                   -----



MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   39
                                     -----
                   The Fund Managers   39
                                     -----



            FINANCIAL HIGHLIGHTS   40
                                 -----
    APPENDIX A: UNDERLYING FUNDS   43
                                 -----
APPENDIX B: INVESTMENT PRACTICES   50
                                 -----


  ONE GROUP (R)      Investor Conservative Growth Fund



FUND SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks income and capital appreciation by investing primarily in a diversified group of One Group mutual funds that invest primarily in fixed income and equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
One Group Investor Conservative Growth Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a conservative growth fund, the majority of the Fund's assets will be invested in One Group bond funds, although a portion of its assets also will be invested in One Group equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHO SHOULD INVEST IN THE FUND?
Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in the One Group Investor Conservative Growth Fund will be affected.

  FUND SUMMARY       Investor Conservative Growth Fund



Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the One Group Investor Conservative Growth Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

 1997    1998   1999   2000   2001
------  ------  -----  -----  -----
12.50%  11.71%  4.51%  5.35%  1.42%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -4.90%.

--------------------------------------------------------------------------------
Best Quarter:  6.21%  2Q1997      Worst Quarter:  -2.56%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Investor Conservative Growth Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                       INCEPTION                        PERFORMANCE
                                     DATE OF CLASS      1 YEAR 5 YEARS SINCE 12/10/96
        -----------------------------------------------------------------------------
        Class I                        12/10/96
        -----------------------------------------------------------------------------
        Return Before Taxes                              1.42%  7.01%      6.84%
        -----------------------------------------------------------------------------
        Return After Taxes on Distributions             -0.38%  4.88%      4.71%
        -----------------------------------------------------------------------------
        Return After Taxes on Distributions and Sale of
         Fund Shares                                     0.92%  4.70%      4.56%
        -----------------------------------------------------------------------------
        Lehman Brothers Intermediate Aggregate
         Bond Index/1/
        (no deduction for fees, expenses or taxes)       8.68%  7.27%      7.27%
        -----------------------------------------------------------------------------
        Lipper Mix/2/
        (no deduction for taxes)                         2.85%  7.55%      7.55%
        -----------------------------------------------------------------------------

/1/The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lipper Mix consists of the average monthly returns of the Lipper 1000
   Index (20%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (75%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Investor Conservative Growth Fund



FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------
(expenses that are deducted from fund assets)                          CLASS I
------------------------------------------------------------------------------
Investment Advisory Fees                                                .05%
------------------------------------------------------------------------------
Other Expenses                                                          .18%
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/1/                                 .23%
------------------------------------------------------------------------------

/1/The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be .94% for Class I shares.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $24     $74    $130     $293
                        -------------------------------

  ONE GROUP (R)      Investor Balanced Fund


FUND SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of One Group mutual funds that invest primarily in equity and fixed income securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
One Group Investor Balanced Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a balanced fund, approximately half of the Fund's assets will be invested in One Group equity funds and approximately half will be invested in One Group bond funds, although a portion of One Group Investor Balanced Fund's assets also will be invested in a One Group money market fund. The Fund's investment return is diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHO SHOULD INVEST IN THE FUND?
Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One

  FUND SUMMARY       Investor Balanced Fund


Group equity fund goes down, the value of your investment in the One Group Investor Balanced Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the One Group Investor Balanced Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Investor Balanced Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1997    1998   1999   2000    2001
------  ------  -----  -----  ------
16.93%  16.25%  8.62%  2.77%  -2.05%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -11.29%.

--------------------------------------------------------------------------------
Best Quarter:   10.33%   4Q1998       Worst Quarter:   -7.05%   3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Investor Balanced Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                      INCEPTION                         PERFORMANCE
                                    DATE OF CLASS       1 YEAR 5 YEARS SINCE 12/10/96
        -----------------------------------------------------------------------------
        Class I                       12/10/96
        -----------------------------------------------------------------------------
        Return Before Taxes                             -2.05%  8.25%      8.06%
        -----------------------------------------------------------------------------
        Return After Taxes on Distributions             -3.50%  6.17%      6.00%
        -----------------------------------------------------------------------------
        Return After Taxes on Distributions and Sale of
          Fund Shares                                   -1.20%  5.85%      5.70%
        -----------------------------------------------------------------------------
        Lehman Brothers Intermediate Aggregate
          Bond Index/1/
        (no deduction for fees, expenses or taxes)       8.68% 7.27 %      7.27%
        -----------------------------------------------------------------------------
        Lipper Mix/2/
        (no deduction for taxes)                        -0.56%  8.36%      8.36%
        -----------------------------------------------------------------------------

/1/The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lipper Mix consists of the average monthly returns of the Lipper 1000
  Index (40%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (55%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Investor Balanced Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
                Investment Advisory Fees                    .05%
             -----------------------------------------------------
                Other Expenses                              .18%
             -----------------------------------------------------
                Total Annual Fund Operating Expenses/1/     .23%
             -----------------------------------------------------

/1/The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.01% for Class I shares.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $24     $74    $130     $293
                        -------------------------------

  ONE GROUP (R)      Investor Growth & Income Fund


FUND SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of One Group mutual funds that invest primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
One Group Investor Growth & Income Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a growth and income fund, the majority of the Fund's assets will be invested in One Group equity and bond funds, although a portion of its assets also will be invested in One Group money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHO SHOULD INVEST IN THE FUND?
Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in the One Group Investor Growth & Income Fund will be affected.

  FUND SUMMARY       Investor Growth & Income Fund



Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the One Group Investor Growth & Income Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Investor Growth & Income Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1997    1998    1999   2000    2001
------  ------  ------  -----  ------
20.87%  19.10%  12.06%  1.55%  -5.48%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -17.71%.

--------------------------------------------------------------------------------
Best Quarter:  14.92%  4Q1998      Worst Quarter:  -11.19%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Investor Growth & Income Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                       INCEPTION                         PERFORMANCE
                                     DATE OF CLASS      1 YEAR  5 YEARS SINCE 12/10/96
        ------------------------------------------------------------------------------
        Class I                        12/10/96
        ------------------------------------------------------------------------------
        Return Before Taxes                              -5.48%  9.14%       8.94%
        ------------------------------------------------------------------------------
        Return After Taxes on Distributions              -6.60%  7.24%       7.05%
        ------------------------------------------------------------------------------
        Return After Taxes on Distributions and Sale of
         Fund Shares/ 1/                                 -3.22%  6.79%       6.63%
        ------------------------------------------------------------------------------
        S&P SuperComposite 1500 Index/1/
        (no deduction for fees, expenses or taxes)      -10.64% 10.92%      10.92%
        ------------------------------------------------------------------------------
        Lipper Mix/2/
        (no deduction for taxes)                         -4.07%  9.01%       9.01%
        ------------------------------------------------------------------------------

/1/The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lipper Mix consists of the average monthly returns of the Lipper 1000
   Index (60%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (35%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Investor Growth & Income Fund



FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
                Investment Advisory Fees                    .05%
             -----------------------------------------------------
                Other Expenses                              .18%
             -----------------------------------------------------
                Total Annual Fund Operating Expenses/1/     .23%
             -----------------------------------------------------

/1/The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.07% for Class I shares.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                         1 YEAR 3 YEARS 5 YEARS 10 YEAR
                         ------------------------------
                          $24     $74    $130    $293
                         ------------------------------

  ONE GROUP (R)      Investor Growth Fund


FUND SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital appreciation by investing primarily in a diversified group of One Group mutual funds that invest primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
One Group Investor Growth Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a growth fund, the majority of the Fund's assets will be invested in One Group equity funds, although a portion of its assets also will be invested in One Group bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHO SHOULD INVEST IN THE FUND?
Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One

  FUND SUMMARY       Investor Growth Fund


Group equity fund goes down, the value of your investment in the One Group Investor Growth Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the One Group Investor Growth Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Investor Growth Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

 1997    1998    1999   2000    2001
------  ------  ------  -----  ------
25.07%  21.76%  16.00%  0.81%  -8.82%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -22.89%.

--------------------------------------------------------------------------------
Best Quarter:  19.73%  4Q1998      Worst Quarter:  -14.99%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Investor Growth Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                        INCEPTION                           PERFORMANCE
                                      DATE OF CLASS        1 YEAR  5 YEARS SINCE 12/10/96
              ---------------------------------------------------------------------------
              Class I                   12/10/96
              ---------------------------------------------------------------------------
              Return Before Taxes                           -8.82% 10.18%       9.95%
              ---------------------------------------------------------------------------
              Return After Taxes on Distributions           -9.43%  8.46%       8.24%
              ---------------------------------------------------------------------------
              Return After Taxes on Distributions and Sale
                of Fund Shares                              -5.17%  7.90%       7.71%
              ---------------------------------------------------------------------------
              S&P SuperComposite 1500 Index/1/
              (no deduction for fees expenses or taxes)    -10.64% 10.92%      10.92%
              ---------------------------------------------------------------------------
              Lipper Mix/2/
              (no deduction for taxes)                      -8.16%  9.14%       9.14%
              ---------------------------------------------------------------------------

/1/The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lipper Mix consists of the average monthly returns of the Lipper 1000
   Index (75%), the Lipper International Index (10%), and the Lipper Intermediate U.S. Government Index (15%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

  FUND SUMMARY       Investor Growth Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                          CLASS I
------------------------------------------------------------------------------
Investment Advisory Fees                                                 .05%
------------------------------------------------------------------------------
Other Expenses                                                           .26%
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/1/                                  .31%
------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/                              (.06%)
------------------------------------------------------------------------------
Net Expenses                                                             .25%
------------------------------------------------------------------------------

/1/The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.11% for Class I shares.
/2/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .25% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $26       $94    $168     $387
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $32.

  ONE GROUP (R)      More About the Funds


Each of the four Funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are designed to provide diversification across the three major asset classes: stocks, bonds and cash or cash equivalents. Diversification is achieved by investing in other One Group mutual funds. A brief description of these underlying One Group funds can be found in Appendix A. The Funds attempt to take advantage of the most attractive types of stocks and bonds by shifting their asset allocation to favor mutual funds that focus on the most promising securities. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

--------------------------------------------------------------------------------


ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND. The Fund is diversified between stocks and bonds, with an emphasis on bonds.

1.From 20% to 40% of the Fund's total assets are invested in One Group equity funds.

2.From 60% to 80% of its total assets are invested in One Group bond funds.

3.Up to 10% of its total assets are invested in a One Group money market fund.

..The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

--------------------------------------------------------------------------------

                                                 PERCENTAGE OF
                 FUND NAME                       FUND HOLDINGS
                 Prime Money Market Fund             0-10%
                 ---------------------------------------------
                 Short-Term Bond Fund                0-70%
                 ---------------------------------------------
                 Intermediate Bond Fund              0-70%
                 ---------------------------------------------
                 Income Bond Fund                    0-70%
                 ---------------------------------------------
                 Bond Fund                           0-70%
                 ---------------------------------------------
                 High Yield Bond Fund                0-15%
                 ---------------------------------------------
                 Government Bond Fund                0-70%
                 ---------------------------------------------
                 Ultra Short-Term Bond Fund          0-70%
                 ---------------------------------------------
                 Mid Cap Value Fund                  0-20%
                 ---------------------------------------------
                 Mid Cap Growth Fund                 0-20%
                 ---------------------------------------------
                 Market Expansion Index Fund         0-20%
                 ---------------------------------------------
                 International Equity Index Fund     0-20%
                 ---------------------------------------------
                 Diversified International Fund      0-20%
                 ---------------------------------------------
                 Large Cap Growth Fund               0-20%
                 ---------------------------------------------
                 Large Cap Value Fund                0-20%
                 ---------------------------------------------
                 Diversified Mid Cap Fund            0-20%
                 ---------------------------------------------
                 Diversified Equity Fund             0-20%
                 ---------------------------------------------
                 Small Cap Growth Fund               0-20%
                 ---------------------------------------------
                 Small Cap Value Fund                0-20%
                 ---------------------------------------------
                 Equity Income Fund                  0-20%
                 ---------------------------------------------
                 Equity Index Fund                   0-20%
                 ---------------------------------------------

..The Fund also may hold cash and cash equivalents.

--------------------------------------------------------------------------------


ONE GROUP INVESTOR BALANCED FUND. The Fund invests in both stock and bond mutual funds -- stock funds for long-term growth potential and bond funds for principal stability and current income.

1.From 40% to 60% of the Fund's total assets are invested in One Group equity funds.

2.From 40% to 60% of its total assets are invested in One Group bond funds.

3.Up to 10% of its total assets are invested in a One Group money market fund.

..The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

--------------------------------------------------------------------------------

                                                 PERCENTAGE OF
                 FUND NAME                       FUND HOLDINGS
                 Prime Money Market Fund             0-10%
                 ---------------------------------------------
                 Short-Term Bond Fund                0-50%
                 ---------------------------------------------
                 Intermediate Bond Fund              0-50%
                 ---------------------------------------------
                 Income Bond Fund                    0-50%
                 ---------------------------------------------
                 Bond Fund                           0-50%
                 ---------------------------------------------
                 High Yield Bond Fund                0-30%
                 ---------------------------------------------
                 Government Bond Fund                0-50%
                 ---------------------------------------------
                 Ultra Short-Term Bond Fund          0-50%
                 ---------------------------------------------
                 Mid Cap Value Fund                  0-30%
                 ---------------------------------------------
                 Mid Cap Growth Fund                 0-30%
                 ---------------------------------------------
                 Market Expansion Index Fund         0-30%
                 ---------------------------------------------
                 International Equity Index Fund     0-30%
                 ---------------------------------------------
                 Diversified International Fund      0-30%
                 ---------------------------------------------
                 Large Cap Growth Fund               0-40%
                 ---------------------------------------------
                 Large Cap Value Fund                0-50%
                 ---------------------------------------------
                 Diversified Mid Cap Fund            0-30%
                 ---------------------------------------------
                 Diversified Equity Fund             0-40%
                 ---------------------------------------------
                 Small Cap Growth Fund               0-30%
                 ---------------------------------------------
                 Small Cap Value Fund                0-30%
                 ---------------------------------------------
                 Equity Income Fund                  0-40%
                 ---------------------------------------------
                 Equity Index Fund                   0-40%
                 ---------------------------------------------

..The Fund also may hold cash and cash equivalents.

--------------------------------------------------------------------------------


ONE GROUP INVESTOR GROWTH & INCOME FUND. The Fund is diversified between stocks and bonds, with an emphasis on stocks.

1.From 60% to 80% of the Fund's total assets are invested in One Group equity funds.

2.From 20% to 40% of its total assets are invested in One Group bond funds.

3.Up to 10% of its total assets are invested in a One Group money market fund.

..The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

--------------------------------------------------------------------------------

                                                 PERCENTAGE OF
                 FUND NAME                       FUND HOLDINGS
                 Prime Money Market Fund             0-10%
                 ---------------------------------------------
                 Short-Term Bond Fund                0-30%
                 ---------------------------------------------
                 Intermediate Bond Fund              0-30%
                 ---------------------------------------------
                 Income Bond Fund                    0-30%
                 ---------------------------------------------
                 Bond Fund                           0-30%
                 ---------------------------------------------
                 High Yield Bond Fund                0-30%
                 ---------------------------------------------
                 Government Bond Fund                0-30%
                 ---------------------------------------------
                 Ultra Short-Term Bond Fund          0-30%
                 ---------------------------------------------
                 Mid Cap Value Fund                  0-40%
                 ---------------------------------------------
                 Mid Cap Growth Fund                 0-40%
                 ---------------------------------------------
                 Market Expansion Index Fund         0-40%
                 ---------------------------------------------
                 International Equity Index Fund     0-40%
                 ---------------------------------------------
                 Diversified International Fund      0-40%
                 ---------------------------------------------
                 Large Cap Growth Fund               0-50%
                 ---------------------------------------------
                 Large Cap Value Fund                0-60%
                 ---------------------------------------------
                 Diversified Mid Cap Fund            0-40%
                 ---------------------------------------------
                 Diversified Equity Fund             0-60%
                 ---------------------------------------------
                 Small Cap Growth Fund               0-40%
                 ---------------------------------------------
                 Small Cap Value Fund                0-40%
                 ---------------------------------------------
                 Equity Income Fund                  0-60%
                 ---------------------------------------------
                 Equity Index Fund                   0-60%
                 ---------------------------------------------
                 Technology Fund                     0-10%
                 ---------------------------------------------
                 Health Sciences Fund                0-10%
                 ---------------------------------------------

..The Fund also may hold cash and cash equivalents.

--------------------------------------------------------------------------------


ONE GROUP INVESTOR GROWTH FUND. The Fund is diversified between stocks and bonds, with a heavy emphasis on stocks.

1.From 80% to 100% of the Fund's total assets are invested in One Group equity funds.

2.Up to 20% of its total assets are invested in One Group bond funds.

3.Up to 10% of its total assets are invested in a One Group money market fund.

..The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

--------------------------------------------------------------------------------

                                                 PERCENTAGE OF
                 FUND NAME                       FUND HOLDINGS
                 Prime Money Market Fund             0-10%
                 ---------------------------------------------
                 Short-Term Bond Fund                0-20%
                 ---------------------------------------------
                 Intermediate Bond Fund              0-20%
                 ---------------------------------------------
                 Income Bond Fund                    0-20%
                 ---------------------------------------------
                 Bond Fund                           0-20%
                 ---------------------------------------------
                 High Yield Bond Fund                0-20%
                 ---------------------------------------------
                 Government Bond Fund                0-20%
                 ---------------------------------------------
                 Ultra Short-Term Bond Fund          0-20%
                 ---------------------------------------------
                 Mid Cap Value Fund                  0-40%
                 ---------------------------------------------
                 Mid Cap Growth Fund                 0-40%
                 ---------------------------------------------
                 Market Expansion Index Fund         0-40%
                 ---------------------------------------------
                 International Equity Index Fund     0-40%
                 ---------------------------------------------
                 Diversified International Fund      0-40%
                 ---------------------------------------------
                 Large Cap Growth Fund               0-50%
                 ---------------------------------------------
                 Large Cap Value Fund                0-60%
                 ---------------------------------------------
                 Diversified Mid Cap Fund            0-40%
                 ---------------------------------------------
                 Diversified Equity Fund             0-50%
                 ---------------------------------------------
                 Small Cap Growth Fund               0-40%
                 ---------------------------------------------
                 Small Cap Value Fund                0-40%
                 ---------------------------------------------
                 Equity Income Fund                  0-50%
                 ---------------------------------------------
                 Equity Index Fund                   0-50%
                 ---------------------------------------------
                 Technology Fund                     0-10%
                 ---------------------------------------------
                 Health Sciences Fund                0-10%
                 ---------------------------------------------

..The Fund also may hold cash and cash equivalents.

--------------------------------------------------------------------------------



INVESTMENT RISKS

The Investor Funds invest in a variety of other One Group Funds. The funds in which the Investor Funds invest are referred to in this prospectus as the "underlying funds." The main risks associated with investing in the Investor Funds are described in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus. Additional risks associated with investing in the underlying funds are described below.

DERIVATIVES. The underlying funds may invest in securities that are considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. An underlying fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund did not use such instruments.


                             WHAT IS A DERIVATIVE?

   Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.


JUNK BONDS. Two of the underlying funds, One Group High Yield Bond and One Group Income Bond Fund, invest in debt securities that are considered to be speculative. These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. In 2000, 2001 and continuing in 2002 to the date of this prospectus, the default rate for high yield securities has significantly increased compared with prior periods.

CREDIT RISK. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Fund. In addition, the credit quality of securities held by an underlying fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an underlying fund. Lower credit quality also may affect liquidity and make it difficult for the underlying fund to sell the security.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the underlying funds that invest in these types of securities may have to reinvest in securities with lower yields. In addition, the underlying funds may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

--------------------------------------------------------------------------------



INTERNATIONAL FUNDS. Foreign securities are subject to special risks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transaction costs and delayed settlements of transactions. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Additionally, there may be less public information available about foreign issuers. Since the underlying funds may invest in securities denominated in foreign currencies, changes in exchange rates also may affect the value of the underlying funds.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities in more developed countries.

SMALLER COMPANIES. Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of large companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their debt securities and/or stock price. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

SECURITIES OF HEALTH SCIENCES COMPANIES. The performance of one underlying fund, One Group Health Sciences Fund, is closely tied to, and affected by the performance of the industries in the health sciences sector. Health sciences companies are subject to comprehensive government regulation and scrutiny. The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. Moreover, new products may require regulatory approval. As a result, adverse actions (or market concerns with prospective actions) by governmental entities such as withdrawal of funding, changes in legislation and regulation, or denial and delays in regulatory approvals, may have an adverse impact on One Group Health Science Fund's share price. In addition, the fund may be adversely impacted by increased competition among health sciences companies, patent infringement, product liability and other litigation, and product obsolescence.

SECURITIES OF TECHNOLOGY COMPANIES. The performance of one underlying fund, One Group Technology Fund, is closely tied to, and affected by the performance of the industries in the technology sector. The stock price of technology companies tends to be more volatile than the stock price of companies in other industries. In addition, the valuation of many technology stocks could be high when considered by traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant impact on the financial condition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which One Group

--------------------------------------------------------------------------------


Technology Fund invests may become obsolete or have relatively short product cycles. As a result, the fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that invest in companies in the technology sector.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These types of securities are known as "cash equivalents." These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.

                          WHAT IS A CASH EQUIVALENT?

  Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.


While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2002 is shown on the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

  ONE GROUP (R)      How to Do Business with One Group Mutual Funds



PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

..From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

..Directly from One Group through One Group Dealer Services, Inc. (the
 "Distributor").

WHO MAY PURCHASE CLASS I SHARES?
Class I shares may be purchased by:

..Institutional investors, such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

..If you have questions about eligibility, please call 1-877-691-1118.

WHEN CAN I BUY SHARES?
..Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

..Purchase requests received before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

..If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

..The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

..Shares are electronically recorded. Therefore, certificates will not be issued.

--------------------------------------------------------------------------------


HOW MUCH DO SHARES COST?
..Shares are sold at net asset value ("NAV").

..NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

..A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?
1.Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.Decide how much you want to invest.

  .The minimum initial investment for Class I shares is $200,000 per Fund.

  .You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

  .Subsequent investments must be at least $5,000 per Fund.

  .These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4.Send the completed application and a personal check to:

 ONE GROUP MUTUAL FUNDS
 P. O. BOX 8528
 BOSTON, MA 02266-8528

If you choose to pay by wire, please call 1-877-691-1118 and authorize a wire to:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY & SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP INVESTOR GROWTH FUND-I)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)


5.All checks must be in U.S. dollars. One Group does not accept starter checks, credit card checks, or "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

--------------------------------------------------------------------------------



ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

   .One Group Mutual Funds; or

   .The specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6.Each time you purchase One Group shares by check or ACH, there is a five (5) business day holding period before you can redeem those shares. This gives One Group time to receive and collect money to cover your investment.

7.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8.If you have any questions, contact your Shareholder Servicing Agent or call
  1-877-691-1118.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes. Simply select this option on your Account Application Form and then:

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

..Authorize a bank transfer or initiate a wire transfer to the following wire address:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY & SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP INVESTOR GROWTH FUND-I)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

..You may revoke your right to make purchases over the telephone by sending a letter to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

--------------------------------------------------------------------------------



EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
You may exchange:

..Class I shares of a Fund for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

.. One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

.. State Street Bank and Trust Company receives the request by 4:00 p.m. ET.

.. You have provided One Group with all of the information necessary to process the exchange.

.. You have received a current prospectus of the Fund or Funds in which you wish to invest.

.. You have contacted your Shareholder Servicing Agent, if necessary.

ARE EXCHANGES TAXABLE?
Generally:

.. An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

.. An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

.. You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

.. To prevent disruptions in the management of the Funds, One Group limits
  excessive exchange activity.   EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS
  TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

.. Excessive exchange activity will result in revocation of your exchange privilege.

.. In addition, One Group reserves the right to reject any exchange request
  (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

.. Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."

--------------------------------------------------------------------------------



REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

.. Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

.. All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
.. You may use any of the following methods to redeem your shares:

 1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

    ONE GROUP MUTUAL FUNDS
    P.O. BOX 8528
    BOSTON, MA 02266-8528

 2. You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

.. One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1. The redemption is for shares worth $50,000 or less; AND

 2. The redemption is payable to the shareholder of record; AND

 3. The redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

.. On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1. A designated commercial bank; or

 2. Your Shareholder Servicing Agent.

.. State Street Bank and Trust Company may charge you a wire redemption fee. The current fee is $7.00.

.. Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BY WORTH?
.. You will receive the NAV calculated after your redemption request is received. Please read "How much do shares cost?."

--------------------------------------------------------------------------------



CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

..Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

..Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

..Your shares may be automatically redeemed and your account closed if, due to redemptions, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."

..One Group may suspend your ability to redeem when:

  1.Trading on the NYSE is restricted.

  2.The NYSE is closed (other than weekend and holiday closings).

  3.The SEC has permitted a suspension.

  4.An emergency exists.

The Statement of Additional Information offers more details about this process.

..You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

  ONE GROUP (R)      Privacy Policy



One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   .Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   .Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

   .Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   .Information we receive from you on applications or other forms, on our website, or through other means;

   .Information we receive from you through transactions, correspondence and other communications with us; and

   .Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share

--------------------------------------------------------------------------------


information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

  ONE GROUP (R)      Shareholder Information


VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS
The Funds generally declare dividends quarterly. The Investor Conservative Growth Fund, however, generally declares dividends monthly. Dividends are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

DIVIDEND REINVESTMENT
You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable," your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-877-691-1118.

TAX TREATMENT OF SHAREHOLDERS

TAX TREATMENT OF SHAREHOLDER TRANSACTIONS
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your

--------------------------------------------------------------------------------


transactions. For more information about your specific tax situation, please consult your tax advisor.

TAXATION OF DISTRIBUTIONS
Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses and net capital gains [i.e., the excess of net long-term capital gains over net short-term capital losses]) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid). A Fund may produce taxable capital gains even if it does not have income to distribute and performance has been poor.

A Fund's use of a fund-of-funds structure could affect the amount, timing and character of distributions to you. See "Additional Tax Information Concerning the Funds of Funds" in the Statement of Additional Information.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

TAXATION OF RETIREMENT PLANS
Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION
The Form 1099 that is mailed to eligible taxpayers in January details dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER STATEMENTS AND REPORTS

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

--------------------------------------------------------------------------------



To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.

  ONE GROUP (R)      Management of One Group Mutual Funds




THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                         ANNUAL RATE
                                                       AS PERCENTAGE OF
    FUND                                           AVERAGE DAILY NET ASSETS
    One Group(R) Investor Conservative Growth Fund           .05%
    -----------------------------------------------------------------------
    One Group(R) Investor Balanced Fund                      .05%
    -----------------------------------------------------------------------
    One Group(R) Investor Growth & Income Fund               .05%
    -----------------------------------------------------------------------
    One Group(R) Investor Growth Fund                        .01%
    -----------------------------------------------------------------------

THE FUND MANAGERS

No single person is responsible for managing the assets of the Funds. Rather, investment decisions for the Funds are made by a committee. Banc One Investment Advisors also serves as the advisor to the underlying mutual funds, for which it receives a fee.

  ONE GROUP (R)      Financial Highlights



The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP whose report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                          YEAR ENDED JUNE 30,
INVESTOR CONSERVATIVE                         -------------------------------------------
GROWTH FUND CLASS I                             2002     2001     2000     1999     1998
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.71   $11.09   $11.20   $11.06   $10.33
------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                   0.43     0.52     0.52     0.47     0.46
  Net realized and unrealized gains (losses)
   from investments                             (0.52)   (0.11)   (0.03)    0.28     0.82
------------------------------------------------------------------------------------------
Total from Investment Activities                (0.09)    0.41     0.49     0.75     1.28
------------------------------------------------------------------------------------------
Distributions:
  Net investment income                         (0.43)   (0.52)   (0.52)   (0.48)   (0.45)
  Net realized gains                            (0.04)   (0.27)   (0.08)   (0.13)   (0.10)
------------------------------------------------------------------------------------------
Total Distributions                             (0.47)   (0.79)   (0.60)   (0.61)   (0.55)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.15   $10.71   $11.09   $11.20   $11.06
------------------------------------------------------------------------------------------
Total Return                                  (0.89)%    3.73%    4.52%    7.01%   12.70%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)           $57,251  $58,396  $52,294  $37,131  $30,352
  Ratio of expenses to average net assets       0.23%    0.20%    0.20%    0.20%    0.20%
  Ratio of net investment income to average
   net assets                                   4.13%    4.71%    4.66%    4.31%    4.43%
  Ratio of expenses to average net assets*      0.23%    0.22%    0.30%    0.32%    0.56%
  Portfolio turnover(A)                         9.21%    7.82%   23.76%    9.73%    3.22%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------


                                                      YEAR ENDED JUNE 30,
INVESTOR BALANCED FUND               ----------------------------------------------------
CLASS I                                 2002       2001       2000       1999      1998
----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $11.44     $12.52     $12.24     $11.81    $10.63
------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)            0.40       0.46       0.53       0.47      0.37
  Net realized and unrealized gains
   (losses) from investments             (0.95)     (0.53)      0.27       0.79      1.39
------------------------------------------------------------------------------------------
Total from Investment Activities         (0.55)     (0.07)      0.80       1.26      1.76
------------------------------------------------------------------------------------------
Distributions:
  Net investment income                  (0.37)     (0.46)     (0.49)     (0.51)    (0.36)
  Net realized gains                     (0.04)     (0.55)     (0.03)     (0.32)    (0.22)
------------------------------------------------------------------------------------------
Total Distributions                      (0.41)     (1.01)     (0.52)     (0.83)    (0.58)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $10.48     $11.44     $12.52     $12.24    $11.81
------------------------------------------------------------------------------------------
Total Return                           (4.90)%    (0.70)%      6.69%     11.16%    17.02%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)    $45,136    $60,442    $56,229    $84,447   $93,557
  Ratio of expenses to average net
   assets                                0.22%      0.20%      0.20%      0.20%     0.20%
  Ratio of net investment income to
   average net assets                    3.37%      3.94%      4.10%      3.85%     3.31%
  Ratio of expenses to average net
   assets*                               0.23%      0.22%      0.27%      0.26%     0.32%
  Portfolio turnover(A)                 20.23%      7.13%     20.99%     13.51%     9.71%

                                                      YEAR ENDED JUNE 30,
INVESTOR GROWTH &                    ----------------------------------------------------
INCOME FUND CLASS I                     2002       2001       2000       1999      1998
----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $   12.21  $   13.84  $   13.29  $   12.57  $  10.93
------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)            0.27       0.42       0.43       0.35      0.25
  Net realized and unrealized gains
   (losses) from investments             (1.39)     (0.86)      0.63       1.32      1.92
------------------------------------------------------------------------------------------
Total from Investment Activities         (1.12)     (0.44)      1.06       1.67      2.17
------------------------------------------------------------------------------------------
Distributions:
  Net investment income                  (0.27)     (0.40)     (0.42)     (0.48)    (0.25)
  Net realized gains                     (0.09)     (0.79)     (0.09)     (0.47)    (0.28)
------------------------------------------------------------------------------------------
Total Distributions                      (0.36)     (1.19)     (0.51)     (0.95)    (0.53)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $10.73     $12.21     $13.84     $13.29    $12.57
------------------------------------------------------------------------------------------
Total Return                           (9.23)%    (3.51)%      8.10%     14.11%    20.34%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)   $176,206   $160,441   $207,040   $209,770   $98,060
  Ratio of expenses to average net
   assets                                0.23%      0.20%      0.20%      0.20%     0.20%
  Ratio of net investment income to
   average net assets                    2.35%      3.18%      3.14%      3.70%     2.17%
  Ratio of expenses to average net
   assets*                               0.23%      0.24%      0.28%      0.27%     0.34%
  Portfolio turnover(A)                 24.96%      6.15%     21.50%     17.87%    11.38%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------



                                                         YEAR ENDED JUNE 30,
INVESTOR GROWTH FUND                        ---------------------------------------------
CLASS I                                       2002      2001     2000     1999      1998
------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $13.06   $15.33   $14.39    $13.39   $11.25
------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                         0.16     0.32     0.40      0.32     0.12
  Net realized and unrealized gains
   (losses) from investments                   (1.83)   (1.15)    1.04      1.77     2.49
------------------------------------------------------------------------------------------
Total from Investment Activities               (1.67)   (0.83)    1.44      2.09     2.61
------------------------------------------------------------------------------------------
Distributions:
  Net investment income                        (0.12)   (0.25)   (0.34)    (0.43)   (0.12)
  Net realized gains                           (0.16)   (1.19)   (0.16)    (0.66)   (0.35)
------------------------------------------------------------------------------------------
Total Distributions                            (0.28)   (1.44)   (0.50)    (1.09)   (0.47)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $11.11   $13.06   $15.33    $14.39   $13.39
------------------------------------------------------------------------------------------
Total Return                                (12.93)%  (6.02)%   10.17%    16.84%   23.81%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)          $35,237  $53,171  $73,483  $100,566  $86,355
  Ratio of expenses to average net assets      0.23%    0.20%    0.20%     0.20%    0.20%
  Ratio of net investment income to
   average net assets                          1.35%    2.38%    2.77%     2.57%    1.04%
  Ratio of expenses to average net assets*     0.31%    0.27%    0.32%     0.31%    0.36%
  Portfolio turnover(A)                       29.37%    7.43%   28.66%    14.62%    4.05%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

  ONE GROUP (R)      Appendix A
----------------------------------------


The following is a brief description of the principal investment policies of each of the underlying funds.

ONE GROUP PRIME MONEY MARKET FUND
One Group Prime Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940.

ONE GROUP ULTRA SHORT-TERM BOND FUND
One Group Ultra Short-Term Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities. The Fund mainly invests in all types of investment grade debt securities (or unrated securities which Banc One Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed securities and money market instruments. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction.

ONE GROUP SHORT-TERM BOND FUND
One Group Short-Term Bond Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) with short to intermediate remaining maturities. These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

--------------------------------------------------------------------------------



ONE GROUP INTERMEDIATE BOND FUND
One Group Intermediate Bond Fund seeks current income consistent with the preservation of capital through investments in high- and medium-grade fixed-income securities with intermediate maturities. The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

ONE GROUP BOND FUND
One Group Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

ONE GROUP INCOME BOND FUND
One Group Income Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e. junk bonds.) (The Fund may not invest more than 30% of its total assets in these securities.) The Fund also invests in mortgage-backed and asset-backed securities. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

--------------------------------------------------------------------------------



ONE GROUP GOVERNMENT BOND FUND
One Group Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g. U.S government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/ reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

ONE GROUP HIGH YIELD BOND FUND
One Group High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan participations. The Fund's investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund's investments.

ONE GROUP SMALL CAP GROWTH FUND
One Group Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. The Fund invests mainly in common stock, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment.

ONE GROUP SMALL CAP VALUE FUND
One Group Small Cap Value Fund seeks long-term capital growth by investing primarily in equity securities of small-capitalization companies. The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion at the time of investment In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies on private market value, balance sheet strength, management depth

--------------------------------------------------------------------------------


and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.

ONE GROUP MID CAP GROWTH FUND
One Group Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations of $500 million to $10 billion at the time of investment. Typically, the Fund acquires shares of established companies with a history of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries.

ONE GROUP MID CAP VALUE FUND
One Group Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $10 billion at the time of investment. In choosing investments, the Fund considers the issuer's soundness and earnings prospects. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors looks at anticipated changes that may positively impact the value of the company such as new products, deployment of new technologies, cost cutting efforts and changes in management. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. If Banc One Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it may eliminate the Fund's holding of the company's stock.

ONE GROUP DIVERSIFIED MID CAP FUND
One Group Diversified Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment. The Fund looks for companies of this size with strong potential, stable market share, and an ability to quickly respond to new business opportunities. In choosing securities, the Fund invests in mid-cap companies across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market.

ONE GROUP MARKET EXPANSION INDEX FUND
The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600")

--------------------------------------------------------------------------------


and the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")/1/. The Fund invests in a representative sampling of stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. Not all of the stocks in the indices are included in the Fund. The Fund uses a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between its portfolio and that of the indices of at least 0.95, without taking into account the Fund's expenses.

/1/"S&P Small Cap 600" and "S&P Mid Cap 400" are registered service marks of
   Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

ONE GROUP LARGE CAP GROWTH FUND
One Group Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth.

ONE GROUP LARGE CAP VALUE FUND
One Group Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. The Fund also may invest in the stock of companies which have "breakup" values well in excess of current market values or which have uniquely undervalued corporate assets.

ONE GROUP EQUITY INCOME FUND
One Group Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. The Fund attempts to keep its dividend yield above the Standard & Poor's 500 Composite Price Index ("S&P 500 Index")/1/ by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main consideration is selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and are therefore selling below what Banc One Investment Advisors believes to be their long-term investment value.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

--------------------------------------------------------------------------------



ONE GROUP DIVERSIFIED EQUITY FUND
One Group Diversified Equity Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income. The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth- oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market.

ONE GROUP EQUITY INDEX FUND
One Group Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index./1/ The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account future expenses.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

ONE GROUP HEALTH SCIENCES FUND
One Group Health Sciences Fund is designed to provide long-term capital appreciation. The Fund mainly invests in equity securities of companies engaged in the research, development, production or distribution of products and services related to biotechnology, health care or medicine. These companies include biotechnology companies, pharmaceutical companies, medical supply and equipment companies, and companies engaged in medical, diagnostic, or other related research and development. In selecting investments for the Fund, Banc One Investment Advisors will seek to identify companies that are well positioned for growth. Banc One Investment Advisors also selects stocks based on revenue and earnings potential and attractive relative valuations. Although the Fund may invest in companies of any size, the Fund will typically invest in large- and mid-capitalization companies. The Fund is considered non-diversified and can invest more of its assets in a single issuer than a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the health sciences sector.

ONE GROUP TECHNOLOGY FUND
One Group Technology Fund is designed to provide long-term capital growth. The Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. This may include, for example, companies that develop, produce or distribute products in the computer, electronics, and communications sectors. In selecting investments, the Fund generally will invest in companies that are positioned for accelerated growth or higher earnings. In addition, the Fund also may invest in companies (regardless of size) whose stocks appear to be trading below their true value. The Fund is

--------------------------------------------------------------------------------


considered non-diversified and can invest more of its assets in a single issuer that a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the technology sector.

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
One Group International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index/1/. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund may also invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund's expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. Banc One Investment Advisors selects securities of emerging markets that are included in the Morgan Stanley Emerging Market Free Index based on size, risk and ease of investing in the country's market (e.g. reasonable settlement procedures). Most of the Fund's assets will be denominated in foreign currencies.

/1/"MSCI EAFE GDP Index" is a registered service mark of Morgan Stanley Capital
   International, which does not sponsor and is in no way affiliated with the Fund.

ONE GROUP DIVERSIFIED INTERNATIONAL FUND
One Group Diversified International Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers. The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes the global economic and political situation, as well as the securities market of selected countries. In selecting individual securities, Banc One Investment Advisors selects a representative sampling of the companies comprising the individual country's stock market index.

  ONE GROUP (R)      Appendix B
----------------------------------------



INVESTMENT PRACTICES

The underlying funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                   FUND NAME FUND CODE
------------------------------------------------------
        One Group(R) Prime Money Market Fund     1
------------------------------------------------------
           One Group(R) Short-Term Bond Fund     2
------------------------------------------------------
         One Group(R) Intermediate Bond Fund     3
------------------------------------------------------
               One Group(R) Income Bond Fund     4
------------------------------------------------------
                      One Group(R) Bond Fund     5
------------------------------------------------------
           One Group(R) High Yield Bond Fund     6
------------------------------------------------------
           One Group(R) Government Bond Fund     7
------------------------------------------------------
     One Group(R) Ultra Short-Term Bond Fund     8
------------------------------------------------------
             One Group(R) Mid Cap Value Fund     9
------------------------------------------------------
One Group(R) International Equity Index Fund    10
------------------------------------------------------
 One Group(R) Diversified International Fund    11
------------------------------------------------------
          One Group(R) Large Cap Growth Fund    12
------------------------------------------------------
           One Group(R) Large Cap Value Fund    13
------------------------------------------------------
            One Group(R) Mid Cap Growth Fund    14
------------------------------------------------------
       One Group(R) Diversified Mid Cap Fund    15
------------------------------------------------------
        One Group(R) Diversified Equity Fund    16
------------------------------------------------------
          One Group(R) Small Cap Growth Fund    17
------------------------------------------------------
           One Group(R) Small Cap Value Fund    18
------------------------------------------------------
             One Group(R) Equity Income Fund    19
------------------------------------------------------
              One Group(R) Equity Index Fund    20
------------------------------------------------------
                One Group(R) Technology Fund    21
------------------------------------------------------
           One Group(R) Health Sciences Fund    22
------------------------------------------------------
    One Group(R) Market Expansion Index Fund    23
------------------------------------------------------

--------------------------------------------------------------------------------


                                                               FUND      RISK
INSTRUMENT                                                     CODE      TYPE
--------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and        1-23 Market
CUBES.
--------------------------------------------------------------------------------
Treasury Receipts: TRs, TIGRs and CATS.                      1-6, 8-23 Market
--------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by           1-23 Market
agencies and instrumentalities of the U.S. government.                 Credit
These include all types of securities issued by Ginnie
Mae, Fannie Mae and Freddie Mac including funding
notes and subordinated benchmark notes.
--------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a       1-6, 8-23 Market
stated maturity.                                                       Credit
                                                                       Liquidity
--------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank      1-6, 8-23 Liquidity
in exchange for the deposit of funds.                                  Credit
--------------------------------------------------------------------------------
Common Stock: Shares of ownership of a company.                6, 9-23 Market
--------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and             1-23 Credit
the simultaneous commitment to return the security to                  Market
the seller at an agreed upon price on an agreed upon                   Liquidity
date. This is treated as a loan.
--------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security and         1-23 Market
the simultaneous commitment to buy the security back                   Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
--------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of a Fund's      1-23 Credit
total assets. In return, the Fund will receive cash, other             Market
securities and/or letters of credit.                                   Leverage
--------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments:                   1-23 Market
Purchase or contract to purchase securities at a fixed                 Leverage
price for delivery at a future date.                                   Liquidity
                                                                       Credit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                           FUND       RISK
  INSTRUMENT                                               CODE       TYPE
  ---------------------------------------------------------------------------
  Investment Company Securities: Shares of other              1-23 Market
  mutual funds, including One Group money market
  funds and shares of other money market mutual
  funds for which Banc One Investment Advisors or
  its affiliates serve as investment advisor or
  administrator. The Government Bond Fund will
  purchase only shares of investment companies
  which invest exclusively in U.S. Treasury and other
  agency obligations. Banc One Investment Advisors
  will waive certain fees when investing in funds for
  which it serves as investment advisor, to the extent
  required by law.
  ---------------------------------------------------------------------------
  Convertible Securities: Bonds or preferred stock that  3-6, 8-23 Market
  can convert to common stock.                                     Credit
  ---------------------------------------------------------------------------
  Call and Put Options: A call option gives the buyer         2-23 Management
  the right to buy, and obligates the seller of the                Liquidity
  option to sell, a security at a specified price at a             Credit
  future date. A put option gives the buyer the right to           Market
  sell, and obligates the seller of the option to buy, a           Leverage
  security at a specified price at a future date. The
  Funds will sell only covered call and secured put
  options.
  ---------------------------------------------------------------------------
  Futures and Related Options: A contract providing           2-23 Management
  for the future sale and purchase of a specified                  Market
  amount of a specified security, class of securities or           Credit
  an index at a specified time in the future and at a              Liquidity
  specified price.                                                 Leverage
  ---------------------------------------------------------------------------
  Real Estate Investment Trusts ("REITs"): Pooled        2-6, 9-23 Liquidity
  investment vehicles that invest primarily in                     Management
  income-producing real estate or real estate related              Market
  loans or interest.                                               Prepayment
                                                                   Tax
                                                                   Regulatory
  ---------------------------------------------------------------------------
  Bankers' Acceptances: Bills of exchange or time        1-6, 8-23 Credit
  drafts drawn on and accepted by a commercial                     Liquidity
  bank. Maturities are generally six months or less.               Market
  ---------------------------------------------------------------------------
  Commercial Paper: Secured and unsecured short-         1-6, 8-23 Credit
  term promissory notes issued by corporations and                 Liquidity
  other entities. Maturities generally vary from a few             Market
  days to nine months.
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                            FUND        RISK
 INSTRUMENT                                                 CODE        TYPE
 ------------------------------------------------------------------------------
 Foreign Securities: Securities issued by foreign          1-6, 8-23 Market
 companies, as well as commercial paper of foreign                   Political
 issuers and obligations of foreign banks, overseas                  Liquidity
 branches of U.S. banks and supranational entities.                  Foreign
 Includes American Depositary Receipts, Global                       Investment
 Depositary Receipts, American Depositary
 Securities and European Depositary Receipts.
 ------------------------------------------------------------------------------
 Restricted Securities: Securities not registered under    1-6, 8-23 Liquidity
 the Securities Act of 1933, such as privately placed                Market
 commercial paper and Rule 144A securities.                          Credit
 ------------------------------------------------------------------------------
 Variable and Floating Rate Instruments:                        1-23 Market
 Obligations with interest rates which are reset                     Credit
 daily, weekly, quarterly or some other period and                   Liquidity
 which may be payable to the Fund on demand.
 ------------------------------------------------------------------------------
 Warrants: Securities, typically issued with            4, 6, 10-13, Market
 preferred stock or bonds, that give the holder the       15-18, 20, Credit
 right to buy a proportionate amount of common                 20-23
 stock at a specified price.
 ------------------------------------------------------------------------------
 Preferred Stock: A class of stock that generally pays     2-6, 9-23 Market
 a dividend at a specified rate and has preference
 over common stock in the payment of dividends
 and in liquidation.
 ------------------------------------------------------------------------------
 Mortgage-Backed Securities: Debt obligations           1-8, 11, 15, Prepayment
 secured by real estate loans and pools of loans.             18, 21 Market
 These include collateralized mortgage obligations                   Credit
 ("CMOs"), and Real Estate Mortgage Investment                       Regulatory
 Conduits ("REMICs").
 ------------------------------------------------------------------------------
 Demand Features: Securities that are subject to              1-6, 8 Market
 puts and standby commitments to purchase the                        Liquidity
 securities at a fixed price (usually with accrued                   Management
 interest) within a fixed period of time following
 demand by a Fund.
 ------------------------------------------------------------------------------
 Asset-Backed Securities: Securities secured by          1-6, 8, 11, Prepayment
 company receivables, home equity loans, truck and            15, 18 Market
 auto loans, leases, credit card receivables and other               Credit
 securities backed by other types of receivable or                   Regulatory
 other assets.
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                           FUND       RISK
  INSTRUMENT                                               CODE       TYPE
  ---------------------------------------------------------------------------
  Mortgage Dollar Rolls: A transaction in which a Fund    2-8, 11, Prepayment
  sells securities for delivery in a current month and      15, 18 Market
  simultaneously contracts with the same party to                  Regulatory
  repurchase similar but not identical securities on a
  specified future date.
  ---------------------------------------------------------------------------
  Adjustable Rate Mortgage Loans ("ARMs"): Loans in a          2-8 Prepayment
  mortgage pool that provide for a fixed initial                   Market
  mortgage interest rate for a specified period of time,           Credit
  after which the rate may be subject to periodic                  Regulatory
  adjustments.
  ---------------------------------------------------------------------------
  Corporate Debt Securities: Corporate bonds and non-      2-6, 8, Market
  convertible debt securities.                             12, 21, Credit
                                                                22
  ---------------------------------------------------------------------------
  Swaps, Caps and Floors: A Fund may enter into these         2-23 Market
  transactions to manage its exposure to changing                  Management
  interest rates and other factors. Swaps involve an               Credit
  exchange of obligations by two parties. Caps and                 Liquidity
  floors entitle a purchaser to a principal amount from
  the seller of the cap or floor to the extent that a
  specified index exceeds or falls below a
  predetermined interest rate or amount.
  ---------------------------------------------------------------------------
  New Financial Products: New options and futures             2-23 Management
  contracts, and other financial products continue to              Credit
  be developed and the Fund may invest in such                     Market
  options, contracts and products.                                 Liquidity
  ---------------------------------------------------------------------------
  Structured Instruments: Debt securities issued by      2-19, 22, Market
  agencies and instrumentalities of the U.S.                    23 Management
  government, banks, municipalities, corporations and              Liquidity
  other businesses whose interest and/or principal                 Credit
  payments are indexed to foreign currency exchange                Foreign
  rates, interest rates, or one or more other referenced           Investment
  indices.
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                           FUND       RISK
  INSTRUMENT                                               CODE       TYPE
  ---------------------------------------------------------------------------
  Municipal Bonds: Securities issued by a state or          1-6, 8 Market
  political subdivision to obtain funds for various                Credit
  public purposes. Municipal bonds include private                 Political
  activity bonds and industrial development bonds, as              Tax
  well as General Obligation Notes, Tax Anticipation               Regulatory
  Notes, Bond Anticipation Notes, Revenue
  Anticipation Notes, Project Notes, other short-term
  tax-exempt obligations, municipal leases and
  obligations of municipal housing authorities and
  single family revenue bonds.
  ---------------------------------------------------------------------------
  Obligations of Supranational Agencies: Obligations of    10, 11, Credit
  supranational agencies which are chartered to         15, 18, 22 Foreign
  promote economic development and are supported                   Investment
  by various governments and governmental
  agencies.
  ---------------------------------------------------------------------------
  Currency Futures and Related Options: The Fund may        10, 11 Management
  engage in transactions in financial futures and                  Liquidity
  related options, which are generally described                   Credit
  above. The Fund will enter into these transactions in            Market
  foreign currencies and for hedging purposes only.                Political
                                                                   Leverage
                                                                   Foreign
                                                                   Investment
  ---------------------------------------------------------------------------
  Forward Foreign Exchange Transactions: Contractual        10, 11 Management
  agreement to purchase or sell one specified currency             Liquidity
  for another currency at a specified future date and              Credit
  price. The Fund will enter into forward foreign                  Market
  exchange transactions for hedging purposes only.                 Political
                                                                   Leverage
                                                                   Foreign
                                                                   Investment
  ---------------------------------------------------------------------------
  Zero Coupon Debt Securities: Bonds and other debt       2-8, 11, Credit
  that pay no interest, but are issued at a discount        15, 18 Market
  from their value at maturity. When held to maturity,             Zero
  their entire return equals the difference between                Coupon
  their issue price and their maturity value.
  ---------------------------------------------------------------------------
  Zero-Fixed-Coupon Debt Securities: Zero-coupon debt          2-8 Credit
  securities that convert on a specified date to                   Market
  interest-bearing debt securities.                                Zero
                                                                   Coupon
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                              FUND     RISK
 INSTRUMENT                                                   CODE     TYPE
 -----------------------------------------------------------------------------
 Stripped Mortgage-Backed Securities: Derivative multi-         2-8 Prepayment
 class mortgage securities usually structured with two              Market
 classes of shares that receive different proportions of the        Credit
 interest and principal from a pool of mortgage-backed              Regulatory
 obligations. These include IOs and POs.
 -----------------------------------------------------------------------------
 Inverse Floating Rate Instruments: Floating rate debt          2-8 Market
 instruments with interest rates that reset in the opposite         Leverage
 direction from the market rate of interest to which the            Credit
 inverse floater is indexed.
 -----------------------------------------------------------------------------
 Loan Participations and Assignments: Participations in, or    2-6, Credit
 assignments of all or a portion of loans to corporations or      8 Political
 to governments of less developed countries ("LDCs").               Foreign
                                                                    Investment
                                                                    Market
                                                                    Liquidity
 -----------------------------------------------------------------------------
 Fixed Rate Mortgage Loans: Investments in fixed rate           2-8 Credit
 mortgage loans or mortgage pools which bear simple                 Prepayment
 interest at fixed annual rates and have short-to long-             Regulatory
 term final maturities.                                             Market
 -----------------------------------------------------------------------------
 Short-Term Funding Agreements: Funding agreements           1-6, 8 Credit
 issued by banks and highly rated U.S. insurance                    Liquidity
 companies such as Guaranteed Investment Contracts                  Market
 ("GICs") and Bank Investment Contracts ("BICs").
 -----------------------------------------------------------------------------
 Exchange-Traded Funds: Ownership in unit investment           9-23 Market
 trusts, depositary receipts, and other pooled investment
 vehicles that hold a portfolio of securities or stocks
 designed to track the price performance and dividend
 yield of a particular broad based, sector or international
 index. Exchange-Traded funds or ETFs include a wide
 range of investments such as iShares, Standard and
 Poor's Depository Receipts ("SPDRs"), and NASDAQ 100's.
 The Equity Index Fund invests only in SPDRs and other
 ETFs that track the S&P 500.
 -----------------------------------------------------------------------------
 Extendable Commercial Notes: Variable rate notes which           1 Market
 normally mature within a short period of time (e.g., one           Credit
 month) but which may be extended by the issuer for a               Liquidity
 maximum maturity of 13 months.
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                  FUND  RISK
  INSTRUMENT                                                      CODE  TYPE
  ---------------------------------------------------------------------------
  Participation Interests: Interests in municipal securities,       1  Credit
  including municipal leases, from financial institutions such as      Tax
  commercial and investment banks, savings and loan
  associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the underlying funds may fluctuate, as will the value of the Fund's investments in the underlying funds. Ultimately, the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

..Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

..Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

..Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

..Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

..Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current

--------------------------------------------------------------------------------


 interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

..Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes and governmental collapse and war.

..Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

..Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

..Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

..Zero Coupon Risk. The risk associated with changes in interest rates. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. This risk is similar to Market Risk, which is described above.

--------------------------------------------------------------------------------


If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118, or by writing the Funds at:

  ONE GROUP(R) MUTUAL FUNDS
  1111 POLARIS PARKWAY
  COLUMBUS, OHIO 43271-1235

  OR VISITING

  WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


TOG-I-125(11/02)
[LOGO] ONE GROUP/R/
Mutual Funds

Bond Funds

P R O S P E C T U S

November 1, 2002

Class A Shares
Class B Shares
Class C Shares

[LOGO] ONE GROUP(R)

One Group(R) Ultra Short-Term Bond Fund
One Group(R) Short-Term Bond Fund
One Group(R) Intermediate Bond Fund
One Group(R) Bond Fund
One Group(R) Income Bond Fund
One Group(R) Mortgage-Backed Securities Fund
One Group(R) Government Bond Fund
One Group(R) Treasury & Agency Fund
One Group(R) High Yield Bond Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF
   CONTENTS

FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
           One Group Ultra Short-Term Bond Fund    1
                                                -----
                 One Group Short-Term Bond Fund    5
                                                -----
               One Group Intermediate Bond Fund    9
                                                -----
                            One Group Bond Fund    14
                                                -----
                     One Group Income Bond Fund    19
                                                -----
      One Group Mortgage-Backed Securities Fund    24
                                                -----
                 One Group Government Bond Fund    29
                                                -----
               One Group Treasury & Agency Fund    33
                                                -----
                 One Group High Yield Bond Fund    37
                                                -----


           MORE ABOUT THE FUNDS
Principal Investment Strategies    42
                                -----
               Investment Risks    46
                                -----
              Portfolio Quality    49
                                -----
  Temporary Defensive Positions    51
                                -----
             Portfolio Turnover    51
                                -----


HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares    52
                                               -----
                                 Sales Charges    56
                                               -----
            Sale Charge Reductions and Waivers    59
                                               -----
                        Exchanging Fund Shares    62
                                               -----
                         Redeeming Fund Shares    63
                                               -----


PRIVACY POLICY    67
               -----


           SHAREHOLDER INFORMATION
                     Voting Rights    69
                                   -----
                 Dividend Policies    69
                                   -----
     Tax Treatment of Shareholders    70
                                   -----
Shareholder Statements and Reports    71
                                   -----


MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor    72
                                     -----
                     The Sub-Advisor    72
                                     -----
                       Advisory Fees    72
                                     -----
                   The Fund Managers    73
                                     -----


            FINANCIAL HIGHLIGHTS       74
                                 --------
APPENDIX A: INVESTMENT PRACTICES       86
                                 --------


                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Ultra Short-Term Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Fund's main investment strategies?

The Fund mainly invests in all types of investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed securities and money market instruments. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction. For more information about the Ultra Short-Term Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

--------------------------------------------------------------------------------
                                        1

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Ultra Short-Term Bond Fund


Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund invests in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.
BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1994   1995   1996   1997   1998   1999   2000   2001
------ ------ ------ ------ ------ ------ ------ ------
1.66%  6.66%  5.93%  6.50%  5.05%  4.28%  7.33%  5.84%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 3.69%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  2.13%  1Q1995      Worst Quarter:  0.07%  2Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      2

         ------------------



Ultra Short-Term Bond Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                  INCEPTION     1 YEAR  5 YEARS 10 YEARS PERFORMANCE
                                DATE OF CLASS                            SINCE 2/2/93
Class A                            3/10/93
  Return Before Taxes                            2.70%   5.16%     NA        4.87%
  Return After Taxes on Distributions            0.69%   2.88%     NA        2.72%
  Return After Taxes on Distributions
   and Sale of Fund Shares                       1.61%   2.97%     NA        2.79%
-------------------------------------------------------------------------------------
Class B - Return Before Taxes      1/14/94       2.26%   5.28%     NA        4.76%/4/
-------------------------------------------------------------------------------------
Class C - Return Before Taxes      11/1/01       5.06%   4.99%     NA        4.44%
-------------------------------------------------------------------------------------
Lehman Brothers Short 9-12 Month U.S. Treasury Index/2/
(no deduction for fees, expenses or taxes)       6.56%   5.97%     NA        5.57%
-------------------------------------------------------------------------------------
Lipper Ultra Short Fund Index/3/
(no deduction for sales charges or taxes)        5.42%   5.64%     NA           *
-------------------------------------------------------------------------------------

/1/ Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes.
/2/ The Lehman Brothers Short 9-12 Month U.S. Treasury Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to (but not including) twelve months. It excludes zero coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.
/3/ The Lipper Ultra Short Fund Index is typically comprised of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.
/4/ Class B shares automatically convert to Class A shares after six years.
    Therefore, the performance in the "performance since" column represents a combination of Class A and Class B operating expenses.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.


--------------------------------------------------------------------------------
                                        3

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Ultra Short-Term Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases             3.00%      NONE    NONE
-------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                          NONE/2/  3.00%    NONE
-------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE      NONE    NONE
-------------------------------------------------------------------------------------
Exchange Fee                                                  NONE      NONE    NONE
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Investment Advisory Fees                                      .55%      .55%    .55%
-------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .35%     1.00%   1.00%
-------------------------------------------------------------------------------------
Other Expenses                                                .22%      .22%    .22%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         1.12%     1.77%   1.77%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                   (.42%)    (.57%)  (.57%)
-------------------------------------------------------------------------------------
Net Expenses                                                  .70%     1.20%   1.20%
-------------------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares and .75% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .70% for Class A shares, to 1.20% for Class B shares and to 1.20% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                        CLASS A  CLASS B/2/   CLASS B/2/  CLASS C

                                  ASSUMING    ASSUMING NO
                                REDEMPTION AT REDEMPTION
                                 THE END OF
                                 EACH PERIOD
               --------------------------------------------------
               1 Year1  $  369     $  422       $  122    $  122
               --------------------------------------------------
               3 Years     605        702          502       502
               --------------------------------------------------
               5 Years     859        906          906       906
               --------------------------------------------------
               10 Years  1,586      1,707        1,707     2,037
               --------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

                                   Class A                   $411
                                   Class B (with redemption) $480
                                   Class B (no redemption)   $180
                                   Class C                   $180

/2/ Class B shares automatically convert to Class A shares after six (6) years.
    Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      4

                                    [GRAPHIC]




      ONE GROUP(R)

      --------------------------------------------------------------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Short-Term Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Fund's main investment strategies?

The Fund mainly invests in investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) with short to intermediate remaining maturities. These include U.S. government obligations, and mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Short-Term Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

--------------------------------------------------------------------------------
                                        5

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Short-Term Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
5.80%   6.60%  -0.66%  11.57%   4.13%   5.91%   6.53%   2.79%   7.39%   7.80%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 4.95%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  3.61%  3Q1992      Worst Quarter:  -0.99%  1Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      6

         ------------------




Short-Term Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS   PERFORMANCE
                                       DATE OF CLASS                           SINCE 9/4/90
Class A                                   2/18/92
  Return Before Taxes                                 4.59%  5.43%    5.42%        6.23%
  Return After Taxes on Distributions                 2.51%  3.17%    3.16%        3.98%
  Return After Taxes on Distributions                                              3.93%
   and Sale of Fund Shares                            2.76%  3.20%    3.21%
-------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/14/94     4.34%  5.61%    5.26%/4/     6.09%/4/
-------------------------------------------------------------------------------------------
Class C - Return Before Taxes            11/01/01     6.97%  5.29%    4.94%        5.75%
-------------------------------------------------------------------------------------------
Lehman Brothers 1-3 Year Government/Credit Index/2/
(no deduction for fees, expenses or taxes)            8.78%  6.71%    6.18%        6.85%
-------------------------------------------------------------------------------------------
Lipper Short U.S. Government Fund Index/3/
(no deduction for sales charges or taxes)             7.11%  6.07%    5.68%        6.29%
-------------------------------------------------------------------------------------------

/1/Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes.
/2/The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index with a broad measure of the performance of short-term government and corporate fixed-rate debt issues. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.
/3/The Lipper Short U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
/4/Class B shares automatically convert to Class A shares after six years.
   Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        7

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Short-Term Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases             3.00%      NONE    NONE
-------------------------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)                          NONE/2/  3.00%    NONE
-------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE      NONE    NONE
-------------------------------------------------------------------------------------
Exchange Fee                                                  NONE      NONE    NONE
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Investment Advisory Fees                                      .60%      .60%    .60%
-------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .35%     1.00%   1.00%
-------------------------------------------------------------------------------------
Other Expenses                                                .21%      .21%    .21%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         1.16%     1.81%   1.81%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                   (.36%)    (.51%)  (.51%)
-------------------------------------------------------------------------------------
Net Expenses                                                  .80%     1.30%   1.30%
-------------------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges."
/3 /The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares and .75% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .80% for Class A shares, to 1.30% for Class B shares and to 1.30% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                        CLASS A  CLASS B/2/   CLASS B/2/  CLASS C

                                  ASSUMING    ASSUMING NO
                                REDEMPTION AT REDEMPTION
                                 THE END OF
                                 EACH PERIOD
              ---------------------------------------------------
              1 Year/1/ $  379     $  432       $  132    $  132
              ---------------------------------------------------
              3 Years      623        720          520       520
              ---------------------------------------------------
              5 Years      885        932          932       932
              ---------------------------------------------------
              10 Years   1,636      1,756        1,756     2,085
              ---------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $415
                         Class B (with redemption) $484
                         Class B (no redemption)   $184
                         Class C                   $184

/2/ Class B shares automatically convert to Class A shares after six (6) years.
    Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      8

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Intermediate Bond Fund

What is the goal of the Fund?


The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Fund's main investment strategies?

The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including bonds, notes, and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Intermediate Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

--------------------------------------------------------------------------------
                                        9

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Intermediate Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      10

         ------------------



Intermediate Bond Fund

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1992  1993   1994   1995   1996   1997   1998   1999   2000    2001
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
5.92%  8.40% -6.30% 19.47%  5.61%  8.01%  7.40%  0.38%  9.85%   8.40%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 7.29%. The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Intermediate Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  6.10%  2Q1995      Worst Quarter:  -2.32%  1Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        11

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Intermediate Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS    PERFORMANCE
                                       DATE OF CLASS                           SINCE 12/31/83
Class A                                    5/1/92
  Return Before Taxes                                 3.53%  5.79%    6.04%         7.88%
  Return After Taxes on Distributions                 1.18%  3.36%    3.54%         6.42%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            2.11%  3.39%    3.57%         6.00%
---------------------------------------------------------------------------------------------
Class B - Return Before Taxes             9/23/96     2.71%  5.73%    5.65%/4/      7.35%/4/
---------------------------------------------------------------------------------------------
Class C - Return Before Taxes             3/22/99     6.72%  5.99%    5.64%         7.35%
---------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit
 Index/2/
(no deduction for fees, expenses or taxes)            8.96%  7.10%    6.81%         8.86%
---------------------------------------------------------------------------------------------
Lipper Short Intermediate U.S. Government Fund
 Index/3/
(no deduction for sales charges or taxes)             7.59%  6.19%    5.75%            *
---------------------------------------------------------------------------------------------

/1/ The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Intermediate Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations, and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes.
/2/ The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales fees on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper Short Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
/4/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*   Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      12

         ------------------



Intermediate Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases             4.50%      NONE    NONE
-------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                          NONE/2/  5.00%   1.00%
-------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE      NONE    NONE
-------------------------------------------------------------------------------------
Exchange Fee                                                  NONE      NONE    NONE
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------------------
Investment Advisory Fees                                      .60%      .60%    .60%
-------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .35%     1.00%   1.00%
-------------------------------------------------------------------------------------
Other Expenses                                                .22%      .22%    .22%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         1.17%     1.82%   1.82%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                   (.34%)    (.34%)  (.34%)
-------------------------------------------------------------------------------------
Net Expenses                                                  .83%     1.48%   1.48%
-------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .83% for Class A shares, to 1.48% for Class B shares and to 1.48% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  531     $  651       $  151       $  251       $  151
     ---------------------------------------------------------------------
     3 Years      773        839          539          539          539
     ---------------------------------------------------------------------
     5 Years    1,033      1,154          954          954          954
     ---------------------------------------------------------------------
     10 Years   1,778      1,938        1,938        2,109        2,109
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $564
                         Class B (with redemption) $685
                         Class B (no redemption)   $185
                         Class C (with redemption) $285
                         Class C (no redemption)   $185

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        13

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Bond Fund

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund's main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

--------------------------------------------------------------------------------
                                      14

         ------------------



Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        15

         ONE GROUP(R)

         -----------------------------------------------------------------------




FUND SUMMARY

Bond Fund

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992     1993    1994    1995   1996    1997  1998    1999    2000    2001
----     ----    ----    ----   ----    ----  ----    ----    ----    ----
6.48%   11.33%  -6.91%  23.68%  4.98%  9.63%  7.94%  -1.11%  11.83%   8.78%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.30%. The above quoted performance data includes the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund prior to the consolidation with One Group Bond Fund on March 22, 1999. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  7.61%  2Q1995      Worst Quarter:  -2.66%  2Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      16

         ------------------



Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                   INCEPTION      1 YEAR 5 YEARS 10 YEARS    PERFORMANCE
                                 DATE OF CLASS                              SINCE 12/31/83
Class A                              5/1/92
  Return Before Taxes                              3.86%  6.34%    6.90%         8.87%
  Return After Taxes on Distributions              1.29%  3.80%    4.07%         7.28%
  Return After Taxes on Distributions
   and Sale of Fund Shares                         2.36%  3.78%    4.08%         6.82%
------------------------------------------------------------------------------------------
Class B - Return Before Taxes       8/26/96        3.16%  6.29%    6.54%/4/      8.40%/4/
------------------------------------------------------------------------------------------
Class C - Return Before Taxes       3/22/99        7.05%  6.68%    6.50%         8.39%
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index/2/
(no deduction for fees, expenses or taxes)         8.44%  7.43%    7.23%         9.62%
------------------------------------------------------------------------------------------
Lipper Intermediate U.S. Government Fund Index/3/
(no deduction for sales charges or taxes)          7.57%  6.72%    6.21%            *
------------------------------------------------------------------------------------------

/1/ The above quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitation and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns would have been lower. Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes.
/2/ The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
/4/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*   Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        17

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fees and Expenses

   SHAREHOLDER FEES
   --------------------------------------------------------------------------
   (fees paid directly from your investment)/1/     CLASS A   CLASS B CLASS C
   --------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Purchases  4.50%      NONE    NONE
   --------------------------------------------------------------------------
    (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load)               NONE/2/  5.00%   1.00%
   --------------------------------------------------------------------------
    (as a percentage of original purchase price of redemption
    proceeds, as applicable)

   Redemption Fee                                     NONE      NONE    NONE
   --------------------------------------------------------------------------
   Exchange Fee                                       NONE      NONE    NONE
   --------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES
   --------------------------------------------------------------------------
   (expenses that are deducted from Fund assets)    CLASS A   CLASS B CLASS C
   --------------------------------------------------------------------------
   Investment Advisory Fees                           .60%      .60%    .60%
   --------------------------------------------------------------------------
   Distribution [and/or Service] (12b-1) Fees         .35%     1.00%   1.00%
   --------------------------------------------------------------------------
   Other Expenses                                     .23%      .23%    .23%
   --------------------------------------------------------------------------
   Total Annual Fund Operating Expenses              1.18%     1.83%   1.83%
   --------------------------------------------------------------------------
   Fee Waiver and/or Expense Reimbursement/3/        (.33%)    (.33%)  (.33%)
   --------------------------------------------------------------------------
   Net Expenses                                       .85%     1.50%   1.50%
   --------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .85% for Class A shares, to 1.50% for Class B shares and to 1.50% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if either you redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  533     $  653       $  153       $  253       $  153
     ---------------------------------------------------------------------
     3 Years      777        844          544          544          544
     ---------------------------------------------------------------------
     5 Years    1,039      1,160          960          960          960
     ---------------------------------------------------------------------
     10 Years   1,789      1,950        1,950        2,121        2,121
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $565
                         Class B (with redemption) $686
                         Class B (no redemption)   $186
                         Class C (with redemption) $286
                         Class C (no redemption)   $186

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      18

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Income Bond Fund

What is the goal of the Fund?


The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are the Fund's main investment strategies?

The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., junk bonds.) The Fund may not invest more than 30% of its total assets in these securities. The Fund also invests in mortgage-backed and asset-backed securities. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Income Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations. A "junk bond" is a debt security that is rated below investment grade. Junk bonds also include unrated securities that Banc One Investment Advisors believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

--------------------------------------------------------------------------------
                                        19

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Income Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Portfolio Quality. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund also may invest in securities that are rated below investment grade. These securities are considered to be speculative and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      20

         ------------------



Income Bond Fund

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.
The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]



   1994    1995    1996    1997    1998     1999   2000    2001
   ----    ----    ----    ----    ----     ----   ----    ----
  -0.95%  17.20%   2.72%   8.63%   7.40%   -1.28%  9.96%   7.13%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 6.90%. One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. Therefore, all performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund.

--------------------------------------------------------------------------------
Best Quarter:  5.55%  2Q1995      Worst Quarter:  -1.98%  1Q1996
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        21

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Income Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                                       DATE OF CLASS                         SINCE 3/5/93
Class A                                    3/5/93
  Return Before Taxes                                 2.36%  5.32%     NA        5.50%
  Return After Taxes on Distributions                -0.05%  2.81%     NA        2.79%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            1.41%  3.00%     NA        3.00%
-----------------------------------------------------------------------------------------
Class B - Return Before Taxes             5/31/95     1.41%  5.21%     NA        5.49%/4/
-----------------------------------------------------------------------------------------
Class C - Return Before Taxes             5/30/00     5.48%  5.47%     NA        5.42%
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index/2
/(no deduction for fees, expenses or taxes)           8.44%  7.43%     NA        6.91%
-----------------------------------------------------------------------------------------
Lipper Intermediate Investment Grade Fund Index/3/
(no deduction for sales charges or taxes)             8.22%  6.82%     NA        6.37%
-----------------------------------------------------------------------------------------

/1/ One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond
    Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. The performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund. On December 2, 1994, the Fund terminated its offering of Class B shares and such shares converted to Class A shares. The Fund re-offered Class B shares on May 31, 1995. For periods prior to the re-offering of Class B shares on May 31, 1995, Class B performance is based on the performance of Class I, the original class offered. Historical performance shown for Class C prior to its inception is also based on the performance of Class I. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper Intermediate Investment Grade Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
/4/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "performance since" column represents a combination of Class A and Class B operating expenses.
* Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      22

         ------------------



Income Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES
   --------------------------------------------------------------------------
   (fees paid directly from your investment)/1/     CLASS A   CLASS B CLASS C
   --------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Purchases  4.50%      NONE    NONE
   --------------------------------------------------------------------------
    (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load)               NONE/2/  5.00%   1.00%
   --------------------------------------------------------------------------
    (as a percentage of original purchase price of redemption
    proceeds, as applicable)

   Redemption Fee                                     NONE      NONE    NONE
   --------------------------------------------------------------------------
   Exchange Fee                                       NONE      NONE    NONE
   --------------------------------------------------------------------------

   ANNUAL FUND OPERATING EXPENSES
   --------------------------------------------------------------------------
   (expenses that are deducted from Fund assets)    CLASS A   CLASS B CLASS C
   --------------------------------------------------------------------------
   Investment Advisory Fees                           .60%      .60%    .60%
   --------------------------------------------------------------------------
   Distribution [and/or Service] (12b-1) Fees         .35%     1.00%   1.00%
   --------------------------------------------------------------------------
   Other Expenses                                     .21%      .21%    .21%
   --------------------------------------------------------------------------
   Total Annual Fund Operating Expenses              1.16%     1.81%   1.81%
   --------------------------------------------------------------------------
   Fee Waiver and/or Expense Reimbursement/3/        (.24%)    (.24%)  (.24%)
   --------------------------------------------------------------------------
   Net Expenses                                       .92%     1.57%   1.57%
   --------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ The Distributor has contractually agreed to limit its distribution fees to .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/ or reimburse expenses to limit total annual fund operating expenses to .92% for Class A shares, to 1.57% for Class B shares and to 1.57% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  540     $  660       $  160       $  260       $  160
     ---------------------------------------------------------------------
     3 Years      779        846          546          546          546
     ---------------------------------------------------------------------
     5 Years    1,037      1,158          958          958          958
     ---------------------------------------------------------------------
     10 Years   1,775      1,936        1,936        2,107        2,107
     ---------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $563
                         Class B (with redemption) $684
                         Class B (no redemption)   $184
                         Class C (with redemption) $284
                         Class C (no redemption)   $184

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        23

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Mortgage-Backed Securities Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are the Fund's main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), commercial mortgage securities and collateralized mortgage obligations. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, municipal securities and corporate debt securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction. For more information about the Mortgage-Backed Securities Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields,

--------------------------------------------------------------------------------
                                      24

         ------------------



Mortgage-Backed Securities Fund

but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                        25

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Mortgage-Backed Securities Fund

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.


The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992     1993    1994     1995     1996     1997    1998    1999    2000    2001
----     ----    ----     ----     ----     ----    ----    ----    ----    ----
6.50%   11.16%  -8.40%   28.50%    8.52%   11.76%   5.63%   1.82%   10.72%  10.47%

/1 /For the period January 1, 2002, through September 30, 2002, the Fund's total return was 8.54%. The Fund commenced operations on August 18, 2000, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:   8.95%  2Q1995      Worst Quarter:  -2.90%  4Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      26

         ------------------



Mortgage-Backed Securities Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                                       DATE OF CLASS                            SINCE
                                                                              12/31/83
Class A                                   8/18/00
  Return Before Taxes                                10.47%  8.01%   8.32%     10.20%
  Return After Taxes on Distributions                 7.82%  7.29%   7.96%      9.99%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            6.33%  6.21%   6.86%      8.98%
----------------------------------------------------------------------------------------
Lehman Brothers Mortgage-Backed Securities Index/2/
(no deduction for fees, expenses or taxes)            8.22%  7.49%   7.10%      9.94%
----------------------------------------------------------------------------------------
Lipper U.S. Mortgage Fund Index/3/
(no deduction for sales charges or taxes)             7.37%  6.57%   6.04%       *
----------------------------------------------------------------------------------------

/1/The Fund commenced operations on August 18, 2000, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.
/2/The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged market value weighted index of 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and balloon mortgages with fixed rate coupons. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper U.S. Mortgage Fund Index is an equally weighted index of the 30 largest mutual funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        27

         ONE GROUP(R)

         -----------------------------------------------------------------------




FUND SUMMARY

Mortgage-Backed Securities Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                                         CLASS A
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                       NONE
--------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                                   NONE
--------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee/2/                                                                      NONE
--------------------------------------------------------------------------------------------
Exchange Fee                                                                           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                                        CLASS A
--------------------------------------------------------------------------------------------
Investment Advisory Fees                                                               .35%
--------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                             .35%
--------------------------------------------------------------------------------------------
Other Expenses                                                                         .22%
--------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .92%
--------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                                            (.27%)
--------------------------------------------------------------------------------------------
Net Expenses                                                                           .65%
--------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .65% for Class A shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if either you redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                                              CLASS A
           ----------------------------------------------------------
           1 Year/1/                                          $   66
           ----------------------------------------------------------
           3 Years                                               266
           ----------------------------------------------------------
           5 Years                                               483
           ----------------------------------------------------------
           10 Years                                            1,107
           ----------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $94.

--------------------------------------------------------------------------------
                                      28

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Government Bond Fund

What is the goal of the Fund?
The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Fund's main investment strategies?
The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction. For more information about the Government Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a government bond?
A "government bond" is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities.

What are the main risks of investing in the Fund?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS
Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Prepayment and Call Risk. As part of its main investment strategies, the Fund invests in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes

--------------------------------------------------------------------------------
                                        29

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Government Bond Fund

in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1994     1995    1996   1997   1998   1999   2000    2001
------   ------  -----  -----  -----  ------  -----   -----
-3.26%   17.87%  2.24%  9.49%  7.96%  -2.00%  11.76%  6.93%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 10.21%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter:  5.65%  2Q1995      Worst Quarter:  -2.34%  1Q1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      30

         ------------------



Government Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                 INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                               DATE OF CLASS                         SINCE 2/8/93
Class A                            3/5/93
  Return Before Taxes                         2.12%  5.74%     NA        5.51%
  Return After Taxes on Distributions        -0.13%  3.35%     NA        3.11%
  Return After Taxes on Distributions
   and Sale of Fund Shares                    1.26%  3.37%     NA        3.17%
---------------------------------------------------------------------------------
Class B - Return Before Taxes     1/14/94     1.28%  5.73%     NA        5.35%/4/
---------------------------------------------------------------------------------
Class C - Return Before Taxes     3/22/99     5.20%  5.99%     NA        5.29%
---------------------------------------------------------------------------------
Lehman Brothers Government Bond Index/2/
(no deduction for fees, expenses or taxes)    7.23%  7.40%     NA        6.95%
---------------------------------------------------------------------------------
Lipper General U.S. Government Fund Index/3/
(no deduction for sales charges or taxes)     6.67%  6.45%     NA        5.71%
---------------------------------------------------------------------------------

/1/ Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.
/2/ The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued by the U.S. government. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
/4/ Class B shares automatically convert to Class A shares after eight years.
    Therefore, the performance in the "performance since" column represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        31

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Government Bond Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       4.50%      NONE    NONE
-----------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                    NONE/2/  5.00%   1.00%
-----------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                          NONE      NONE    NONE
-----------------------------------------------------------------------------------------------
Exchange Fee                                                            NONE      NONE    NONE
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A   CLASS B CLASS C
-----------------------------------------------------------------------------------------------
Investment Advisory Fees                                                .45%      .45%    .45%
-----------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                              .35%     1.00%   1.00%
-----------------------------------------------------------------------------------------------
Other Expenses                                                          .23%      .23%    .23%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   1.03%     1.68%   1.68%
-----------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                             (.13%)    (.13%)  (.13%)
-----------------------------------------------------------------------------------------------
Net Expenses                                                            .90%     1.55%   1.55%
-----------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
  .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .90% for Class A shares, to 1.55% for Class B shares and to 1.55% for Class C shares for the same time period.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  538     $  658       $  158       $  258       $  158
     ---------------------------------------------------------------------
     3 Years      751        817          517          517          517
     ---------------------------------------------------------------------
     5 Years      981      1,100          900          900          900
     ---------------------------------------------------------------------
     10 Years   1,642      1,803        1,803        1,976        1,976
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $550
                         Class B (with redemption) $671
                         Class B (no redemption)   $171
                         Class C (with redemption) $271
                         Class C (no redemption)   $171

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      32

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Treasury & Agency Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

What are the Fund's main investment strategies?

The Fund invests exclusively in U.S. Treasury and other U.S. agency obligations including fixed income and mortgage-related securities and repurchase agreements. Mortgage-related securities include government mortgage-backed securities and adjustable rate mortgage loans known as ARMs. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for individual securities that it believes will perform well over time. The Treasury and Agency Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Treasury & Agency Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

--------------------------------------------------------------------------------
                                        33

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Treasury & Agency Fund

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992    1993    1994     1995   1996    1997    1998    1999    2000     2001
----    ----    ----     ----   ----    ----    ----    ----    ----     ----
5.69%   4.88%   0.84%   15.03%  2.98%   7.48%   8.01%  -0.33%   10.05%   7.29%
/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.17%. The Treasury & Agency Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  5.10%  2Q1995      Worst Quarter:  -1.34%  1Q1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      34

         ------------------



Treasury & Agency Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                                       DATE OF CLASS                         SINCE 4/30/88
Class A                                   1/20/97
  Return Before Taxes                                4.06%   5.79%     5.79%      6.66%
  Return After Taxes on Distributions                2.11%   3.42%     4.60%      5.79%
  Return After Taxes on Distributions
   and Sale of Fund Shares                           2.44%   3.45%     4.17%      5.18%
------------------------------------------------------------------------------------------
Class B - Return Before Taxes             1/20/97    3.78%   5.86%  5.56%/4/   6.36%/4/
------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Treasury Index/2/
(no deduction for fees, expenses or taxes)           8.16%   6.97%     6.60%      7.70%
------------------------------------------------------------------------------------------
Lipper Short U.S. Government Fund Index/3/
(no deduction for sales charges or taxes)            7.11%   6.07%     5.68%      *
------------------------------------------------------------------------------------------

/1/The Treasury & Agency Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of U.S. Treasury-issued securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.
/3/The Lipper Short U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
/4/Class B shares automatically convert to Class A shares after eight years.
   Therefore, the performance in the "10 years" and "performance since" columns represent a combination of Class A and Class B operating expenses.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                        35

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Treasury & Agency Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                             CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          3.00%      NONE    NONE
--------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                       NONE/2/  3.00%   1.00%
--------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                             NONE      NONE    NONE
--------------------------------------------------------------------------------------------------
Exchange Fee                                                               NONE      NONE    NONE
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                            CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                   .40%      .40%    .40%
--------------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                 .35%     1.00%   1.00%
--------------------------------------------------------------------------------------------------
Other Expenses                                                             .20%      .20%    .20%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       .95%     1.60%   1.60%
--------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                                (.25%)    (.40%)  (.40%)
--------------------------------------------------------------------------------------------------
Net Expenses                                                               .70%     1.20%   1.20%
--------------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .75% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .70% for Class A shares, to 1.20% for Class B shares and to 1.20% for Class C shares for the same time period.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/ $  369     $  422       $  122       $  222       $  122
     ---------------------------------------------------------------------
     3 Years      569        666          466          466          466
     ---------------------------------------------------------------------
     5 Years      786        833          833          833          833
     ---------------------------------------------------------------------
     10 Years   1,409      1,532        1,532        1,866        1,866
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $394
                         Class B (with redemption) $463
                         Class B (no redemption)   $163
                         Class C (with redemption) $263
                         Class C (no redemption)   $163

/2/Class B shares automatically convert to Class A shares after six (6) years.
   Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      36

                                    [GRAPHIC]




      ONE GROUP(R)

                                                    ---------------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

High Yield Bond Fund


What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the Fund's main investment strategies?

The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund's investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund's investments. For more information about the High Yield Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What is a junk bond?

A "junk bond" is a debt security that is rated below investment grade. (Junk bonds also include unrated securities that Banc One Investment Advisors or Banc One High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

--------------------------------------------------------------------------------
                                        37

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

High Yield Bond Fund

MAIN RISKS

Junk Bond Risk. The Fund's main investment strategy is to invest in securities which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund's securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund's investments and the Fund's net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                      38

         ------------------




High Yield Bond Fund

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1999   2000   2001
------ ------ ------
3.11%  -3.89   5.08%
/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -6.61%.

--------------------------------------------------------------------------------
Best Quarter:  5.55%  4Q2001      Worst Quarter:  -4.30%  3Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        39

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

High Yield Bond Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                         INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                                       DATE OF CLASS                         SINCE 11/13/98
Class A                                  11/13/98
  Return Before Taxes                                 0.35%   NA       NA         0.15%
  Return After Taxes on Distributions                -3.32%   NA       NA        -3.40%
  Return After Taxes on Distributions
   and Sale of Fund Shares                            0.19%   NA       NA        -1.61%
-------------------------------------------------------------------------------------------
Class B - Return Before Taxes            11/13/98    -0.36%   NA       NA         0.29%
-------------------------------------------------------------------------------------------
Class C - Return Before Taxes             3/22/99     3.46%   NA       NA         1.07%
-------------------------------------------------------------------------------------------
CSFB High Yield Index/2/
(no deduction for fees, expenses or taxes)            5.80%   NA       NA         2.63%
-------------------------------------------------------------------------------------------
CSFB High Yield Index, Developed Countries Only/3/
(no deduction for fees, expenses or taxes)            6.25%   NA       NA            *
-------------------------------------------------------------------------------------------
Lipper High Yield Bond Fund Index/3/
(no deduction for sales charges or taxes)            -1.04%   NA       NA        -2.21%
-------------------------------------------------------------------------------------------

/1/ Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.
/2/ The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred charges on Class B and Class C shares.
/3/ The Credit Suisse First Boston (CSFB) High Yield Index, Developed Counties
    Only is an unmanaged index (and a subindex of the CSFB High Yield Index) which contains only the issues of issuers from developed countries, excluding the issues of issuers from developing countries. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper High Yield Bond Fund Index is an unmanaged index typically comprised of the 30 largest mutual funds aimed at high current yields from fixed income securities. These funds have no quality or maturity restrictions and tend to invest in lower grade debt issues.
*   Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

--------------------------------------------------------------------------------
                                      40

         ------------------



FUND SUMMARY

High Yield Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                             CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          4.50%      NONE    NONE
--------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                       NONE/2/   5.00%   1.00%
--------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                             NONE      NONE    NONE
--------------------------------------------------------------------------------------------------
Exchange Fee                                                               NONE      NONE    NONE
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                            CLASS A   CLASS B CLASS C
--------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                   .75%      .75%    .75%
--------------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                 .35%     1.00%   1.00%
--------------------------------------------------------------------------------------------------
Other Expenses                                                             .27%      .27%    .27%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      1.37%     2.02%   2.02%
--------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                                (.22%)    (.22%)  (.22%)
--------------------------------------------------------------------------------------------------
Net Expenses                                                              1.15%     1.80%   1.80%
--------------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/The Distributor has contractually agreed to limit its distribution fees to
   .25% for Class A shares and .90% for Class B and Class C shares for the period beginning November 1, 2002, and ending October 31, 2003. In addition, Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.15% for Class A shares, to 1.80% for Class B shares and to 1.80% for Class C shares for the same time period.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
      --------------------------------------------------------------------
      1 Year1  $  562     $  683       $  183       $  283       $  183
      --------------------------------------------------------------------
      3 Years     844        912          612          612          612
      --------------------------------------------------------------------
      5 Years   1,146      1,268        1,068        1,068        1,068
      --------------------------------------------------------------------
      10 Years  2,004      2,163        2,163        2,330        2,330
      --------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

                         Class A                   $583
                         Class B (with redemption) $705
                         Class B (no redemption)   $205
                         Class C (with redemption) $305
                         Class C (no redemption)   $205

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        41

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





More About the Funds

Each of the nine Funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

Principal Investment Strategies

--------------------------------------------------------------------------------
This prospectus describes nine mutual funds with a variety of investment objectives, including total return, current income, and capital appreciation. Banc One Investment Advisors selects securities for the Funds by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Funds attempt to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Funds are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities). In addition, the principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.


                             FUNDAMENTAL POLICIES

   Each Fund's investment strategy may involve "fundamental policies". A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.


There can be no assurance that the Funds will achieve their investment objectives. Please note that the Funds may also use strategies that are not described below, but which are described in the Statement of Additional Information.

---
ONE GROUP ULTRA SHORT-TERM BOND FUND. The Fund invests in all types of debt securities including money market instruments, mortgage-backed securities and asset-backed securities. The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund's actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

.. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

--------------------------------------------------------------------------------
                                      42

.. The Fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets (some of which may be subject to repurchase agreements). These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

---
ONE GROUP SHORT-TERM BOND FUND. The Fund invests in all types of debt securities with short to intermediate maturities. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

.. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. Up to 20% of the Fund's total assets may be invested in preferred stock.

.. The Fund also may purchase taxable or tax-exempt municipal securities.

.. The Fund's effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments.

---
ONE GROUP INTERMEDIATE BOND FUND. The Fund invests in debt securities of all types including bonds, notes and U.S government obligations, rated as investment grade at the time of investment, (or, if unrated, determined by Banc One Investment Advisors, to be of comparable quality). U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

.. Up to 20% of the Fund's total assets may be invested in preferred stock.

.. The Fund's average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that weighted average maturity to as little as one year for temporary defensive purposes.

--------------------------------------------------------------------------------
                                        43

                      WHAT IS AVERAGE WEIGHTED MATURITY?

   Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms "Intermediate" and "Short-Term" in a Fund's name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund's portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.




---
ONE GROUP BOND FUND. The Fund invests in all types of debt securities rated as investment grade, (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

.. The Fund also may purchase taxable or tax-exempt municipal securities.

.. The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

.. The Fund's average weighted maturity will ordinarily range between four and twelve years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

---
ONE GROUP INCOME BOND FUND. The Fund invests in all types of debt securities rated as investment grade or below investment grade, as well as preferred stock and loan participations.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

.. The Fund invests at least 70% of its total assets in all types of debt securities rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by Banc One Investment Advisors. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

.. Up to 30% of the Fund's total assets may be invested in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade or, if unrated, determined by Banc One High Yield Partners, the Fund's Sub-advisor, to be of comparable quality.

.. The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

--------------------------------------------------------------------------------
                                      44

.. The Fund also may purchase taxable or tax-exempt municipal securities.

.. The Fund's average weighted maturity will ordinarily range between five and twenty years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

---
ONE GROUP MORTGAGE-BACKED SECURITIES FUND. The Fund invests in mortgage-backed securities and other securities representing an interest in or secured by mortgages.

.. Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

.. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

.. The Fund will purchase securities issued or guaranteed by the Government
  National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

.. The Fund may purchase taxable or tax-exempt municipal securities.

.. The Fund may invest in debt securities that are rated in the lowest investment grade category.

.. The Fund's average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes.

---
ONE GROUP GOVERNMENT BOND FUND. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities or related to securities issued by the U.S. government and its agencies and instrumentalities.

.. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government agencies or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

.. The Fund's average weighted maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Fund's average weighted remaining maturity may be outside this range if warranted by market conditions.

---
ONE GROUP TREASURY & AGENCY FUND. The Fund invests in U.S. Treasury and other U.S. agency obligations including fixed income securities and mortgage-related securities. Under normal circumstances, the Fund will invest at least 80% of its assets in Treasury & Agency Obligations. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

--------------------------------------------------------------------------------
                                        45

                    WHAT IS A TREASURY & AGENCY OBLIGATION?

   For purposes of the Treasury & Agency Fund, a Treasury & Agency obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safekeeping known as CUBES.

.. The Fund also invests in other government-only investment companies, including money market funds of One Group. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs, as well as engage in securities lending.

.. Normally, the Fund's average weighted maturity will range between two and five years.

---
ONE GROUP HIGH YIELD BOND FUND. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by using a "bottom-up" research methodology.

                   WHAT IS A BOTTOM-UP RESEARCH METHODOLOGY?

   When Banc One High Yield Partners uses a bottom-up research methodology, it looks primarily at individual companies against the context of broader markets.

For each issuer, Banc One High Yield Partners performs an in-depth analysis of the issuer, including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund's investments which are considered to be the most risky and having regular discussions with senior management of issuers of the Fund's investments.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

.. Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock, and other debt securities, which are rated below investment grade or unrated. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. The Fund may invest up to 100% of the Fund's total assets in lower rated or unrated securities.

.. Up to 20% of the Fund's total assets may be invested in other securities, including investment grade debt securities.

.. The Fund's average weighted maturity will ordinarily range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

Investment Risks

--------------------------------------------------------------------------------
The main risks associated with investing in the Bond Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

--------------------------------------------------------------------------------
                                      46

---
FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increases and decreases. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

---
DERIVATIVES. The Funds may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

                        WHAT IS A DERIVATIVE?

   Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

---
LOWER RATED SECURITIES. The Intermediate Bond Fund, the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Bond Fund, the Income Bond Fund, the Mortgage-Backed Securities Fund and the High Yield Bond Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

---
HIGH YIELD/JUNK BONDS. The High Yield Bond Fund and to a lesser extent, the Income Bond Fund, invest in high yield securities that are unrated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. You should not invest in the Funds unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

.. Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer failed to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of their investments. The Funds also may incur additional expenses in seeking recovery from the issuer.

--------------------------------------------------------------------------------
                                        47

.. Sensitivity to Interest Rate and Economic Changes. The income and market value of the Funds' securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds' investments and the Funds' net asset values may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. In 2000, 2001 and continuing in 2002 to the date of this prospectus, the default rate for high yield securities has significantly increased compared with prior periods.

.. Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Funds' investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Funds' investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

.. Liquidity. There may be no established secondary or public market for the Funds' investments. In addition, a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

.. High Yield Bond Market. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

.. Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Funds will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisor's or Banc One High Yield Partner's independent and ongoing review of credit quality. (Please see "Description of Ratings" in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Funds' investment objectives will be more dependent on Banc One Investment Advisor's or Banc One High Yield Partner's credit analysis than would be the case if the Funds were investing in higher rated securities. The Funds may seek to hedge investments through transactions in options, futures contracts and related options. The Funds also may use swap agreements to further manage exposure to lower rated securities.

---
SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more

--------------------------------------------------------------------------------
                                      48
frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

---
FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the Funds that invest in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

For more information about risks associated with the types of investments that the Funds purchase, please read "Fund Summaries: Investments, Risk & Performance", Appendix A and the Statement of Additional Information.

Portfolio Quality
--------------------------------------------------------------------------------
Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund and the portion of the Income Bond Fund subadvised by it) will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund and the portion of the Income Bond Fund subadvised by it) must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, Banc One Investment Advisors (or Banc One High Yield Partners) will consider such an event in determining whether the Fund should continue to hold the security.

---
DEBT SECURITIES

.. The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories.

.. The Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Short-Term
  Bond Fund, the Bond Fund and the Mortgage-Backed Securities Fund may invest in debt securities rated in any of the four investment grade rating categories.

--------------------------------------------------------------------------------
                                        49

.. The Income Bond Fund and the High Yield Bond Fund may purchase securities in
  ANY rating category. Please read "Fund Summaries: Investments, Risk & Performance" and "High Yield/Junk Bonds" for more information about the Income Bond Fund and the High Yield Bond Fund.

---
PREFERRED STOCK

.. The Short-Term Bond Fund, the Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

.. The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories.

.. The Income Bond Fund and the High Yield Bond Fund may invest in preferred stock in ANY rating category.

---
MUNICIPAL SECURITIES

.. The Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Intermediate
  Bond Fund and the Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories.

.. The Mortgage-Backed Securities Fund may only invest in municipal bonds rated in any of the three highest rating categories.

.. The Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Bond Fund and the Mortgage-Backed Securities Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short-Term Bond Fund may invest in such securities only if they are rated in the highest rating category.

.. The Income Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in ANY category.

---
COMMERCIAL PAPER

.. The Intermediate Bond Fund, the Short-Term Bond Fund, the Bond Fund, the
  Ultra Short-Term Bond Fund and the Mortgage-Backed Securities Fund may invest in commercial paper rated in the highest or second highest rating category.

.. The High Yield Bond Fund and the Income Bond Fund may invest in commercial paper rated in ANY category.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                      50

Temporary Defensive Positions

--------------------------------------------------------------------------------
For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.


While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore the Funds will pursue a temporary defensive position only when market conditions warrant.

--------------------------------------------------------------------------------
Portfolio Turnover
The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2002 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

--------------------------------------------------------------------------------
                                        51

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------

Purchasing Fund Shares

Where can I buy shares?

You may purchase Fund shares:

.. From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

.. Directly from One Group through One Group Dealer Services, Inc. (the
  "Distributor").

When can I buy shares?

.. Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

.. Purchase requests received before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

.. If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

.. The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

.. Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C shares, all of which are available to the general public.

.. Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales charges and expenses applicable to each class of shares. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

.. ONE GROUP FUND DIRECT IRA AND 403(B). One Group offers retirement plans.
  These plans allow participants to defer taxes while their retirement savings grow. An annual $10.00 account maintenance fee is charged to your IRA account (as defined

--------------------------------------------------------------------------------
                                      52
  by social security number) if the value of all of your accounts with One
  Group is less than $10,000. Call 1-800-480-4111 for an Adoption Agreement.

How much do shares cost?

.. Shares are sold at net asset value ("NAV") plus a sales charge, if any.

.. Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

.. NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

.. The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued by another method that the Funds believe accurately reflects fair value.

.. A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?

1. Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you.

2. Decide how much you want to invest.

 . The minimum initial investment for all Funds except the Mortgage-Backed
   Securities Fund, the Treasury & Agency Fund, and Class C shares of the Ultra Short-Term Bond Fund and the Short-Term Bond Fund is $1,000 per Fund. The minimum initial investment is $50,000 for the Mortgage-Backed Securities Fund and the Treasury & Agency Fund, and $10,000 for Class C shares of the Ultra Short-Term Bond Fund and the Short-Term Bond Fund.

 . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

 . Subsequent investments must be at least $25 per Fund.

 . You may purchase no more than $249,999 of Class B shares. This is because
   Class A shares offer a reduced sales charge on purchases of $250,000 or more and have lower expenses. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

 . These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

--------------------------------------------------------------------------------
                                        53

.. Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.

4. Send the completed application and a personal check (unless you choose to pay by wire) to:

  ONE GROUP MUTUAL FUNDS
  P. O. BOX 8528
  BOSTON, MA 02266-8528

  If you choose to pay by wire, please call 1-800-480-4111 and authorize a wire to:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY & SHARE HOLDER SERVICES
  ABA 011000028
  DDA 99034167
  FBO ONE GROUP FUND
    (EX: ONE GROUP INTERMEDIATE BOND FUND-A)
  YOUR ACCOUNT NUMBER
    (EX: 123456789)
  YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

5. All checks must be in U.S. dollars. One Group does not accept starter checks, credit card checks, or "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

  ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

 . One Group Mutual Funds;

 . the specific Fund in which you are investing; or

 . One Group Mutual Funds for the Benefit of (your name) if making a contribution to a Fund Direct IRA.

  Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. Each time you purchase One Group shares by check or ACH, there is a five (5) business day holding period before you can redeem those shares. This gives One Group time to receive and collect money to cover your investment.

7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-800-480-4111.

--------------------------------------------------------------------------------
                                      54

Can I purchase shares over the telephone?
Yes. Simply select this option on your Account Application Form and then:

.. Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

.. Authorize a bank transfer or initiate a wire transfer to the following wire address:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY & SHARE HOLDER SERVICES
  ABA 011000028
  DDA 99034167
    FBO ONE GROUP FUND
    (EX: ONE GROUP INTERMEDIATE BOND FUND-A)
  YOUR ACCOUNT NUMBER
    (EX: 123456789)
  YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

.. One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

.. You may revoke your right to make purchases over the telephone by sending a letter to:

  ONE GROUP MUTUAL FUNDS
  P. O. BOX 8528
  BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes, except for the Treasury & Agency Fund. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still the same (e.g., $1000 for the High Yield Bond Fund). To establish a Systematic Investment Plan:

.. Select the "Systematic Investment Plan" option on the Account Application
  Form.

.. Provide the necessary information about the bank account from which your investments will be made.

.. Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

.. One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

.. You may revoke your election to make systematic investments by calling
  1-800-480-4111 or by sending a letter to:

  ONE GROUP MUTUAL FUNDS
  P. O. BOX 8528
  BOSTON, MA 02266-8528

--------------------------------------------------------------------------------
                                        55

Conversion Feature

Your Class B shares automatically convert to Class A shares.

.. Class B shares of the Intermediate Bond Fund, the Income Bond Fund, the
  Government Bond Fund, the High Yield Bond Fund and the Bond Fund automatically convert after eight years. Class B shares of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, and the Treasury & Agency Fund automatically convert after six years.

.. Conversion periods are measured from the end of the month in which Class B shares were purchased.

.. After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

.. You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

.. Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

.. If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

--------------------------------------------------------------------------------

Sales Charges

The Distributor compensates Shareholder Servicing Agents who sell shares of One Group. Compensation comes from sales charges, 12b-1 fees and payments by the Distributor and the Funds' investment advisor from their own resources. The tables below show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent.

CLASS A SHARES

If you buy Class A shares of the Short-Term Bond Fund, the Ultra Short-Term Bond Fund and the Treasury & Agency Fund, the following table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

      AMOUNT             SALE CHARGE          SALES CHARGE     COMMISSION AS A
        OF          AS A PERCENTAGE OF THE  AS A PERCENTAGE      PERCENTAGE
     PURCHASES          OFFERING PRICE     OF YOUR INVESTMENT OF OFFERING PRICE
LESS THAN $ 100,000         3.00%                3.09%              2.70%
-------------------------------------------------------------------------------
$100,000-$ 249,999          2.50%                2.56%              2.18%
-------------------------------------------------------------------------------
$250,000-$ 499,999          2.00%                2.04%              1.64%
-------------------------------------------------------------------------------
$500,000-$ 999,999          1.50%                1.52%              1.20%
-------------------------------------------------------------------------------
$1,000,000*                  NONE                 NONE               NONE
-------------------------------------------------------------------------------

*If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A shares within one year of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

--------------------------------------------------------------------------------
                                      56

If you buy Class A shares of the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund, the Mortgage-Backed Securities Fund and the Bond Fund, the following table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------
      AMOUNT             SALE CHARGE          SALES CHARGE     COMMISSION AS A
        OF          AS A PERCENTAGE OF THE  AS A PERCENTAGE      PERCENTAGE
     PURCHASES          OFFERING PRICE     OF YOUR INVESTMENT OF OFFERING PRICE
LESS THAN $ 100,000         4.50%                4.71%              4.05%
-------------------------------------------------------------------------------
$100,000-$ 249,999          3.50%                3.63%              3.05%
-------------------------------------------------------------------------------
$250,000-$ 499,999          2.50%                2.56%              2.05%
-------------------------------------------------------------------------------
$500,000-$ 999,999          2.00%                2.04%              1.60%
-------------------------------------------------------------------------------
$1,000,000*                  NONE                 NONE               NONE
-------------------------------------------------------------------------------
*For Funds other than the Mortgage-Backed Securities Fund, if you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase. If you purchase $1 million or more of Class A shares of the Mortgage-Backed Securities Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A shares within one year of purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

CLASS B SHARES
Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem Class B shares of the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund or the Bond Fund before the sixth anniversary of purchase, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

-------------------------------------------

                          YEARS     CDSC AS A PERCENTAGE
                          SINCE       OF DOLLAR AMOUNT
                         PURCHASE    SUBJECT TO CHARGE
                            0-1            5.00%
                        --------------------------------
                            1-2            4.00%
                        --------------------------------
                            2-3            3.00%
                        --------------------------------
                            3-4            3.00%
                        --------------------------------
                            4-5            2.00%
                        --------------------------------
                            5-6            1.00%
                        --------------------------------
                        MORE THAN 6        NONE
                        --------------------------------

Or if you redeem Class B shares of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund or the Treasury & Agency Fund prior to the fourth anniversary of purchase, you will be assessed a CDSC according to the following schedule:

-------------------------------------------

                          YEARS     CDSC AS A PERCENTAGE
                          SINCE       OF DOLLAR AMOUNT
                         PURCHASE    SUBJECT TO CHARGE
                            0-1            3.00%
                        --------------------------------
                            1-2            3.00%
                        --------------------------------
                            2-3            2.00%
                        --------------------------------
                            3-4            1.00%
                        --------------------------------
                        MORE THAN 4        NONE
                        --------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares of the Intermediate Bond Fund,

--------------------------------------------------------------------------------
                                        57
the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund or the Bond Fund. Shareholder Servicing Agents who sell Class B shares of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, and the Treasury & Agency Fund receive a commission of 2.75% from the Distributor.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, except with respect to the Ultra Short-Term Bond Fund and the Short-Term Bond Fund, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

-------------------------------------------

                          YEARS       CDSC AS A PERCENTAGE
                          SINCE         OF DOLLAR AMOUNT
                         PURCHASE      SUBJECT TO CHARGE
                           0-1               1.00%
                     -------------------------------------
                     AFTER FIRST YEAR        NONE
                     -------------------------------------

There is no CDSC assessed on Class C shares of the Ultra Short-Term Bond Fund and the Short-Term Bond Fund.

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor except on the Ultra Short-Term Bond Fund and the Short-Term Bond Fund.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED:

.. The Fund assumes that all purchases made in a given month were made on the first day of the month.

.. For Class B and Class C shares purchased prior to November 1, 2002, CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B and Class shares purchased on or after November 1, 2002, the CDSC is based on the original cost of the shares.

.. No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

.. To keep your CDSC as low as possible, the Fund first will redeem the shares acquired through dividend reinvestment followed by shares you have held for the longest time and thus have the lowest CDSC.

.. If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

12b-1 FEES
Each One Group Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called "12b-1 fees." 12b-1 fees are paid by One Group to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

 1.Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

--------------------------------------------------------------------------------
                                      58

 2.Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund, which is currently being waived to .90% for the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund and the Bond Fund and to .75% for the Short-Term Bond Fund, the Ultra Short-Term Bond Fund, and the Treasury & Agency Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

 3.There are no 12b-1 fees for Class I shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

.. The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees totaling .25% of the average daily net assets of Class A shares, .90% of the average daily net assets of the Class B shares and .90% of the average daily net assets of the Class C shares of the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund and the Bond Fund, and .25% of the average daily net assets of Class A shares, .75% of the average daily net assets of the Class B shares and .75% of the average daily net assets of the Class C shares of the Short-Term Bond Fund, the Ultra Short-Term Bond Fund, and the Treasury & Agency Fund.

.. The Distributor may pay 12b-1 fees to its affiliates, including Banc One
  Investment Advisors, or to any sub-advisor.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

 1.Right of Accumulation: You may add the higher of the market value or original purchase price of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

 2.Letter of Intent: With an initial investment of $2,000, you may purchase
   Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

--------------------------------------------------------------------------------
                                        59

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application or contact your investment representative. To determine if you are eligible for the accumulation privilege, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A shares of the Funds if the shares were:

 1.Bought with the reinvestment of dividends and capital gains distributions.

 2.Acquired in exchange for other One Group shares if a comparable sales charge has been paid for the exchanged shares.

 3.Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

   . One Group.

   . Bank One Corporation and its subsidiaries and affiliates.

   . State Street Bank and Trust Company and its subsidiaries and affiliates.

   . Broker-dealers who have entered into dealer agreements with One Group and their subsidiaries and affiliates.

   . An investment sub-advisor of a fund of One Group and such sub-advisor's subsidiaries and affiliates.

 4.Bought by:

   . Affiliates of Bank One Corporation and certain accounts (other than IRA
     Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial capacity or accounts which participate in select affinity programs with Bank One Corporation and its affiliates and subsidiaries.

   . Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   . Shareholder Servicing Agents who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.

 5.Bought with proceeds from the sale of Class I shares of a One Group Fund or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required.

 6.Bought with proceeds from the sale of Class A shares of a One Group Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required. In addition, no sales charge is imposed if Class A shares of a One Group Fund are bought with the proceeds from the sale of shares of another mutual fund on which a sales charge was paid if the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

--------------------------------------------------------------------------------
                                      60

7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a One Group Fund.

8.  Bought with assets of One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

 10. Purchased during a Fund's special offering.

 11. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

WAIVER OF THE CLASS B AND CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class B or Class C shares of the
Funds:

1. If you withdraw no more than 10% of the current balance of a Fund in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I redeem on a systematic basis?."

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a required minimum distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class B or Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I pay a sales charge on an exchange?."

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER QUALIFICATIONS

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice.

--------------------------------------------------------------------------------
                                        61

--------------------------------------------------------------------------------

Exchanging Fund Shares

What are my exchange privileges?

You may make the following exchanges:

.. Class A shares of a Fund may be exchanged for Class I shares of that Fund or Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares.

.. Class B shares of a Fund may be exchanged for Class B shares of another One
  Group Fund.

.. Class C shares of the Short-Term Municipal Bond Fund, the Ultra Short-Term
  Bond Fund, and the Short-Term Bond Fund (collectively the "Short-Term Bond Funds") may be exchanged for Class C shares of any other One Group Fund, including Class C shares of any of the Short-Term Bond Funds.

.. Class C shares of any other Fund may be exchanged for Class C shares of another One Group Fund, other than for Class C shares of the Short-Term Bond Funds.

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in dollar cost averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-800-480-4111.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

.. State Street Bank and Trust Company receives the request by 4:00 p.m. ET.

.. You have provided One Group with all of the information necessary to process the exchange.

.. You have received a current prospectus of the Fund or Funds in which you wish to invest.

.. You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However:

.. You will pay a sales charge if you bought Class A shares of a Fund:

1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

--------------------------------------------------------------------------------
                                      62

 . If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

   1.Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

   2.The current holding period for your exchanged Class B or Class C shares, other than exchanged Class C shares of the Short-Term Bond Funds, is carried over to your new shares.

   3.If you exchange Class C shares of one of the Short-Term Bond Funds, a new
     CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?
Generally:

.. An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

.. An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

.. You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?
Yes. The exchange privilege is not intended as a way for you to speculate on short- term movements in the market. Therefore:

.. To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

.. Excessive exchange activity will result in revocation of your exchange privilege.

.. In addition, One Group reserves the right to reject any exchange request
  (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

.. Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How do I open an account?."

--------------------------------------------------------------------------------

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business.

.. Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

.. All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

--------------------------------------------------------------------------------
                                        63

How do I redeem shares?

You may use any of the following methods to redeem your shares:

 1.You may send a written redemption request to your Shareholder Servicing
   Agent, if applicable, or to State Street Bank and Trust Company at the following address:

   ONE GROUP MUTUAL FUNDS
   P.O. BOX 8528
   BOSTON, MA 02266-8528

 2.You may redeem over the telephone. Please see "Can I redeem by telephone?"
   for more information.

.. ALL REQUESTS FOR REDEMPTIONS FROM IRA ACCOUNTS MUST BE IN WRITING. You may request IRA redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

.. One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1.The redemption is for shares worth $50,000 or less; AND

 2.The redemption is payable to the shareholder of record; AND

 3.The redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

.. On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1.A designated commercial bank; or

 2.Your Shareholder Servicing Agent.

.. State Street Bank and Trust Company may charge you a wire redemption fee. The current fee is $7.00.

.. Your redemption proceeds will be paid within seven days after receipt of the redemption request.

What will my shares be worth?

.. If you own Class A shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

.. If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

.. Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

.. Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

.. One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group

--------------------------------------------------------------------------------
                                      64
  will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

.. REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

.. Select the "Systematic Withdrawal Plan" option on the Account Application
  Form.

.. Specify the amount you wish to receive and the frequency of the payments.

.. You may designate a person other than yourself as the payee.

.. There is no fee for this service.

.. If you select this option, please keep in mind that:

1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided you withdraw no more than 10% of the current balance of a Fund in a 12 month period and you participate in a monthly or quarterly Systematic Withdrawal Plan. WITHDRAWALS IN EXCESS OF 10% WILL SUBJECT THE ENTIRE ANNUAL WITHDRAWAL TO THE APPLICABLE SALES CHARGE.

 3.If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4.If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

.. Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

.. Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions or exchanges, your account value falls below the minimum required balance. No CDSC is charged on such redemptions. For information on minimum required balances, please read, "How do I open an account?."

--------------------------------------------------------------------------------
                                        65

.. One Group may suspend your ability to redeem when:

1. Trading on the New York Stock Exchange ("NYSE") is restricted.

2. The NYSE is closed (other than weekend and holiday closings).

3. The SEC has permitted a suspension.

4. An emergency exists.

The Statement of Additional Information offers more details about this process.

.. You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

--------------------------------------------------------------------------------
                                      66

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]






Privacy Policy

--------------------------------------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   . Customer -- a consumer who has a continuing relationship with One Group
     Mutual Funds through record ownership of fund shares.

   . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   . Information we receive from you on applications or other forms, on our website, or through other means;

   . Information we receive from you through transactions, correspondence and other communications with us; and

   . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to

--------------------------------------------------------------------------------
                                        67
update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

--------------------------------------------------------------------------------
                                      68

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]






Shareholder Information

--------------------------------------------------------------------------------

Voting Rights
The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

--------------------------------------------------------------------------------
Dividend Policies


---
DIVIDENDS. The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. To maintain a relatively even rate of distributions from the Treasury & Agency Fund, the monthly distributions for that Fund may be fixed from time to time at rates consistent with Banc One Investment Advisors' long-term earnings expectations.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of payment.

---
DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

---
SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time

--------------------------------------------------------------------------------
                                        69
any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

--------------------------------------------------------------------------------

Tax Treatment of Shareholders

Taxation of Shareholder Transactions
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions
Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid). A Fund may produce taxable capital gains even if it does not have income to distribute and performance has been poor.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Zero Coupon Securities
Some of the Funds may acquire certain securities issued with original issue discount (including zero-coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As an investment company, a Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, a Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors and the Sub-Advisor will select which securities to sell and a Fund may realize a gain or loss from those sales. In the event a Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.

Taxation of Retirement Plans
Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

--------------------------------------------------------------------------------
                                      70

Tax Information
The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------

Shareholder Statements and Reports
One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

--------------------------------------------------------------------------------
                                        71

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Management of One Group Mutual Funds

--------------------------------------------------------------------------------

The Advisor
Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

--------------------------------------------------------------------------------

The Sub-Advisor
Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211), is the sub-advisor to the High Yield Bond Fund and the Income Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 2002, Banc One High Yield Partners managed over $900 million in assets.

--------------------------------------------------------------------------------

Advisory Fees
Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                        ANNUAL RATE
                                                      AS PERCENTAGE OF
     FUND                                         AVERAGE DAILY NET ASSETS
     One Group(R) Ultra-Short Term Bond Fund                0.27%
     ---------------------------------------------------------------------
     One Group(R) Short-Term Bond Fund                      0.34%
     ---------------------------------------------------------------------
     One Group(R) Intermediate Bond Fund                    0.37%
     ---------------------------------------------------------------------
     One Group(R) Bond Fund                                 0.38%
     ---------------------------------------------------------------------
     One Group(R) Income Bond Fund/1/                       0.43%
     ---------------------------------------------------------------------
     One Group(R) Mortgage-Backed Securities Fund           0.23%
     ---------------------------------------------------------------------
     One Group(R) Government Bond Fund                      0.40%
     ---------------------------------------------------------------------
     One Group(R) Treasury & Agency Fund                    0.20%
     ---------------------------------------------------------------------
     One Group(R) High Yield Bond Fund/1/                   0.64%
     ---------------------------------------------------------------------

/1/ Includes fees paid by Banc One Investment Advisors to Banc One High Yield
    Partners, the sub-advisor to the High Yield Bond Fund and the Income Bond Fund.

--------------------------------------------------------------------------------
                                      72

--------------------------------------------------------------------------------

The Fund Managers
The Funds are managed by a team of Fund managers and research analysts. The Fund managers work together to establish general duration, sector and yield curve strategies for the Funds. Each team members makes recommendations about securities to be purchased and sold in the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the Fund managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.

--------------------------------------------------------------------------------
                                        73

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                                        YEAR ENDED JUNE 30,
ULTRA SHORT-TERM BOND FUND                                                 --------------------------------------------
CLASS A                                                                      2002      2001     2000     1999     1998
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $   9.86  $  9.73  $  9.77  $  9.87  $  9.87
------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                                        0.36     0.59     0.55     0.52     0.56
  Net realized and unrealized gains (losses) from investments and futures      0.11     0.14    (0.04)   (0.10)   (0.01)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                               0.47     0.73     0.51     0.42     0.55
------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                                       (0.38)   (0.60)   (0.55)   (0.52)   (0.55)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                           (0.38)   (0.60)   (0.55)   (0.52)   (0.55)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $   9.95  $  9.86  $  9.73  $  9.77  $  9.87
------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                                          4.88%    7.67%    5.40%    4.40%    5.75%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                                        $162,338  $53,882  $23,352  $24,300  $24,747
  Ratio of expenses to average net assets                                     0.65%    0.65%    0.65%    0.57%    0.54%
  Ratio of net investment income to average net assets                        3.62%    5.91%    5.66%    5.37%    5.66%
  Ratio of expenses to average net assets*                                    1.12%    1.11%    1.12%    1.14%    1.15%
  Portfolio turnover(A)                                                      38.72%   37.62%   32.68%   38.70%   41.15%

                                                                                       YEAR ENDED JUNE 30,
ULTRA SHORT-TERM BOND FUND                                                 -------------------------------------------
CLASS B                                                                      2002     2001     2000     1999     1998
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $  9.80  $  9.68  $  9.72  $  9.81  $  9.81
-----------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                                       0.32     0.54     0.51     0.48     0.52
  Net realized and unrealized gains (losses) from investments and futures     0.11     0.13    (0.04)   (0.10)   (0.01)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                              0.43     0.67     0.47     0.38     0.51
-----------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                                      (0.34)   (0.55)   (0.51)   (0.47)   (0.51)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                          (0.34)   (0.55)   (0.51)   (0.47)   (0.51)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $  9.89  $  9.80  $  9.68  $  9.72  $  9.81
-----------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                                         4.43%    7.06%    4.91%    3.99%    5.32%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                                        $42,494  $11,811  $ 7,206  $ 6,124  $ 4,531
  Ratio of expenses to average net assets                                    1.15%    1.15%    1.15%    1.03%    0.99%
  Ratio of net investment income to average net assets                       3.08%    5.47%    5.24%    4.93%    5.23%
  Ratio of expenses to average net assets*                                   1.76%    1.76%    1.77%    1.76%    1.75%
  Portfolio turnover(A)                                                     38.72%   37.62%   32.68%   38.70%   41.15%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      74

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                           NOVEMBER 1,
                                                                             2001 TO
ULTRA SHORT-TERM BOND FUND                                                  JUNE 30,
CLASS C                                                                      2002(B)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $   9.88
---------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                                         0.18
  Net realized and unrealized gains (losses) from investments and futures       0.02
---------------------------------------------------------------------------------------
Total from Investment Activities                                                0.20
---------------------------------------------------------------------------------------
Distributions:
  Net investment income                                                        (0.20)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $   9.88
---------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                                           1.89%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                                         $253,974
  Ratio of expenses to average net assets                                      1.15%(D)
  Ratio of net investment income to average net assets                         2.75%(D)
  Ratio of expenses to average net assets*                                     1.78%(D)
  Portfolio turnover(A)                                                       38.72%

                                                                           YEAR ENDED JUNE 30,
SHORT-TERM BOND FUND                                           -------------------------------------------
CLASS A                                                          2002     2001     2000     1999     1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.56  $ 10.28  $ 10.39  $ 10.50  $ 10.46
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.48     0.58     0.57     0.57     0.61
  Net realized and unrealized gains (losses) from investments     0.19     0.27    (0.11)   (0.11)    0.04
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.67     0.85     0.46     0.46     0.65
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.51)   (0.57)   (0.57)   (0.57)   (0.61)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.72  $ 10.56  $ 10.28  $ 10.39  $ 10.50
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             6.41%    8.49%    4.55%    4.41%    6.32%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $49,282  $24,077  $21,834  $21,450  $15,582
  Ratio of expenses to average net assets                        0.80%    0.79%    0.78%    0.78%    0.78%
  Ratio of net investment income to average net assets           4.57%    5.54%    5.52%    5.30%    5.77%
  Ratio of expenses to average net assets*                       1.16%    1.16%    1.16%    1.16%    1.17%
  Portfolio turnover(A)                                         49.58%   46.42%   25.93%   37.22%   56.99%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

--------------------------------------------------------------------------------
                                        75

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                           YEAR ENDED JUNE 30,
SHORT-TERM BOND FUND                                           -------------------------------------------
CLASS B                                                          2002     2001     2000     1999     1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.63  $ 10.35  $ 10.46  $ 10.57  $ 10.53
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.43     0.52     0.52     0.53     0.58
  Net realized and unrealized gains (losses) from investments     0.20     0.28    (0.11)   (0.11)    0.04
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.63     0.80     0.41     0.42     0.62
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.46)   (0.52)   (0.52)   (0.53)   (0.58)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.80  $ 10.63  $ 10.35  $ 10.46  $ 10.57
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             5.97%    7.90%    4.00%    4.02%    5.98%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $14,320  $ 4,982  $ 4,636  $ 5,047  $ 4,851
  Ratio of expenses to average net assets                        1.30%    1.29%    1.28%    1.14%    1.11%
  Ratio of net investment income to average net assets           4.05%    5.02%    4.98%    4.96%    5.44%
  Ratio of expenses to average net assets*                       1.81%    1.81%    1.80%    1.65%    1.64%
  Portfolio turnover(A)                                         49.58%   46.42%   25.93%   37.22%   56.99%

                                                                 NOVEMBER 1,
                                                                   2001 TO
  SHORT-TERM BOND FUND                                            JUNE 30,
  CLASS C                                                          2002(B)
  --------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.89
  ---------------------------------------------------------------------------
  Investment Activities:
    Net investment income                                             0.27
    Net realized and unrealized gains (losses) from investments      (0.07)
  ---------------------------------------------------------------------------
  Total from Investment Activities                                    0.20
  ---------------------------------------------------------------------------
  Distributions:
    Net investment income                                            (0.30)
  ---------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                   $ 10.79
  ---------------------------------------------------------------------------
  Total Return (Excludes Sales Charge)                                5.77(C)

  RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period (000)                              $32,680
    Ratio of expenses to average net assets                          1.30%(D)
    Ratio of net investment income to average net assets             3.92%(D)
    Ratio of expenses to average net assets*                         1.82%(D)
    Portfolio turnover(A)                                           49.58%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Commencement of operations. (C) Not annualized. (D) Annualized.

--------------------------------------------------------------------------------
                                      76

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                                              SIX MONTHS
                                                                    YEAR ENDED JUNE 30,         ENDED      YEAR ENDED DECEMBER 31,
INTERMEDIATE BOND FUND                                         ----------------------------    JUNE 30,    -----------------------
CLASS A                                                          2002      2001      2000      1999(A)       1998        1997
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.50  $  10.07  $  10.28   $  10.61     $ 10.47     $ 10.29
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.62      0.60      0.59       0.30        0.61        0.62
  Net realized and unrealized gains (losses) from investments      0.21      0.43     (0.21)     (0.33)       0.14        0.18
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                   0.83      1.03      0.38      (0.03)       0.75        0.80
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.63)    (0.60)    (0.59)     (0.30)      (0.61)      (0.62)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.70  $  10.50  $  10.07   $  10.28     $ 10.61     $ 10.47
----------------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                              8.08%    10.49%     3.86%     (0.27%)(B)   7.37%       8.04%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $233,915  $191,660  $157,577   $124,940     $88,072     $42,343
  Ratio of expenses to average net assets                         0.83%     0.83%     0.83%      0.84%(C)    0.91%       0.86%
  Ratio of net investment income to average net assets            5.88%     5.80%     5.87%      5.87%(C)    5.77%       6.01%
  Ratio of expenses to average net assets*                        1.17%     1.15%     1.16%      1.02%(C)    0.91%       0.86%
  Portfolio turnover(D)                                          33.02%    22.58%     6.08%      9.24%      50.32%      31.66%

                                                                                          SIX MONTHS
                                                                  YEAR ENDED JUNE 30,       ENDED      YEAR ENDED DECEMBER 31,
INTERMEDIATE BOND FUND                                         -------------------------   JUNE 30,    -----------------------
CLASS B                                                          2002     2001     2000    1999(A)       1998        1997
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.40  $  9.97  $ 10.18   $ 10.50     $ 10.38     $ 10.20
------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.55     0.53     0.53      0.27        0.47        0.55
  Net realized and unrealized gains (losses) from investments     0.21     0.44    (0.21)    (0.32)       0.18        0.17
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.76     0.97     0.32     (0.05)       0.65        0.72
------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.57)   (0.54)   (0.53)    (0.27)      (0.53)      (0.54)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.59  $ 10.40  $  9.97   $ 10.18     $ 10.50     $ 10.38
------------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             7.30%    9.88%    3.23%    (0.46%)(B)   6.44%       7.32%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $86,784  $45,257  $37,460   $37,681     $   857     $   385
  Ratio of expenses to average net assets                        1.48%    1.48%    1.48%     1.50%(C)    1.66%       1.61%
  Ratio of net investment income to average net assets           5.22%    5.17%    5.26%     5.15%(C)    5.02%       5.26%
  Ratio of expenses to average net assets*                       1.82%    1.80%    1.81%     1.91%(C)    1.66%       1.61%
  Portfolio turnover(D)                                         33.02%   22.58%    6.08%     9.24%      50.32%      31.66%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Intermediate Bond Fund merged into the Pegasus Intermediate Bond Fund to become the One Group Intermediate Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Intermediate Bond Fund. (B) Not Annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        77

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                            MARCH 22,
                                                                   YEAR ENDED JUNE 30,       1999 TO
INTERMEDIATE BOND FUND                                         --------------------------   JUNE 30,
CLASS C                                                          2002      2001     2000     1999(A)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.40  $  9.98  $ 10.18   $ 10.38
-------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.55     0.54     0.53      0.15
  Net realized and unrealized gains (losses) from investments      0.21     0.42    (0.20)    (0.20)
-------------------------------------------------------------------------------------------------------
Total from Investment Activities                                   0.76     0.96     0.33     (0.05)
-------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.57)   (0.54)   (0.53)    (0.15)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.59  $ 10.40  $  9.98   $ 10.18
-------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                              7.30%    9.78%    3.33%    (0.51%)(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $100,956  $44,810  $33,087   $16,650
  Ratio of expenses to average net assets                         1.48%    1.48%    1.49%     1.50%(C)
  Ratio of net investment income to average net assets            5.21%    5.17%    5.30%     5.18%(C)
  Ratio of expenses to average net assets*                        1.82%    1.80%   1.82 %     2.13%(C)
  Portfolio turnover(D)                                          33.02%   22.58%    6.08%     9.24%

                                                                                              SIX MONTHS       YEAR ENDED
                                                                    YEAR ENDED JUNE 30,         ENDED         DECEMBER 31,
BOND FUND                                                      ----------------------------    JUNE 30,    ------------------
CLASS A                                                          2002      2001      2000      1999(E)       1998      1997
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.59  $  10.08  $  10.34   $  10.78     $  10.59  $  10.27
------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.66      0.63      0.62       0.34         0.61      0.63
  Net realized and unrealized gains (losses) from investments      0.28      0.51     (0.26)     (0.44)        0.21      0.32
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                   0.94      1.14      0.36      (0.10)        0.82      0.95
------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.68)    (0.63)    (0.62)     (0.34)       (0.63)    (0.63)
  Net realized gains (losses) on investments                      (0.03)       --        --         --           --        --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.71)    (0.63)    (0.62)     (0.34)       (0.63)    (0.63)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.82  $  10.59  $  10.08   $  10.34     $  10.78  $  10.59
------------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                              9.09%    11.58%     3.68%     (0.98%)(B)    7.92%     9.65%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $262,489  $170,715  $143,421   $180,058     $226,261  $125,515
  Ratio of expenses to average net assets                         0.85%     0.85%     0.85%      0.86%(C)     0.89%     0.86%
  Ratio of net investment income to average net assets            6.09%     6.15%     6.15%      6.39%(C)     5.85%     6.16%
  Ratio of expenses to average net assets*                        1.18%     1.18%     1.16%      0.97%(C)     0.89%     0.86%
  Portfolio turnover(D)                                          31.88%    20.58%    16.19%     10.89%       34.69%    17.60%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (E) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Bond Fund.

--------------------------------------------------------------------------------
                                      78

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                                          SIX MONTHS
                                                                  YEAR ENDED JUNE 30,       ENDED      YEAR ENDED DECEMBER 31,
BOND FUND                                                      -------------------------   JUNE 30,    ----------------------
CLASS B                                                          2002     2001     2000    1999(A)       1998        1997
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.59  $ 10.08  $ 10.34   $  10.78    $ 10.59     $ 10.27
------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.58     0.57     0.56       0.30       0.47        0.56
  Net realized and unrealized gains (losses) from investments     0.28     0.51    (0.26)     (0.44)      0.27        0.32
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.86     1.08     0.30      (0.14)      0.74        0.88
------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.61)   (0.57)   (0.56)     (0.30)     (0.55)      (0.56)
  Net realized gains (losses) on investments                     (0.03)      --       --         --         --          --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.64)   (0.57)   (0.56)     (0.30)     (0.55)      (0.56)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.81  $ 10.59  $ 10.08   $  10.34    $ 10.78     $ 10.59
------------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             8.34%   10.89%    3.01%    (1.35)%(C)   7.16%       8.91%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $76,031  $36,310  $18,808   $ 13,812    $ 9,074     $ 3,394
  Ratio of expenses to average net assets                        1.50%    1.50%    1.50%      1.57%(D)   1.64%       1.61%
  Ratio of net investment income to average net assets           5.41%    5.53%    5.52%      5.69%(D)   5.10%       5.41%
  Ratio of expenses to average net assets*                       1.83%    1.83%    1.81%      1.70%(D)   1.64%       1.61%
  Portfolio turnover(E)                                         31.88%   20.58%   16.19%     10.89%     34.69%      17.60%

                                                                                           MARCH 22,
                                                                  YEAR ENDED JUNE 30,       1999 TO
BOND FUND                                                      -------------------------   JUNE 30,
CLASS C                                                          2002     2001     2000     1999(B)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.64  $ 10.14  $ 10.38  $  10.59
-----------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.58     0.57     0.56      0.17
  Net realized and unrealized gains (losses) from investments     0.30     0.50    (0.24)    (0.21)
-----------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.88     1.07     0.32     (0.04)
-----------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.62)   (0.57)   (0.56)    (0.17)
  Net realized gains (losses) on investments                     (0.03)      --       --        --
-----------------------------------------------------------------------------------------------------
Total Distributions                                              (0.65)   (0.57)   (0.56)    (0.17)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.87  $ 10.64  $ 10.14  $  10.38
-----------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             8.33%   10.77%    3.19%   (0.35)%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $63,168  $12,615  $ 2,118  $    455
  Ratio of expenses to average net assets                        1.50%    1.50%    1.50%     1.47%(D)
  Ratio of net investment income to average net assets           5.26%    5.64%    5.56%     5.66%(D)
  Ratio of expenses to average net assets*                       1.83%    1.85%    1.82%     1.69%(D)
  Portfolio turnover(E)                                         31.88%   20.58%   16.19%    10.89%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Bond Fund. (B) Period from commencement of operations.
  (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        79

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                          SIX MONTHS
                                                                  YEAR ENDED JUNE 30,       ENDED      YEAR ENDED DECEMBER 31,
INCOME BOND FUND                                               -------------------------   JUNE 30,    ----------------------
CLASS A                                                          2002     2001     2000    1999(A)       1998        1997
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  7.75  $  7.50  $  7.68   $  8.09     $  8.00     $  7.84
------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.46     0.46     0.46      0.21        0.44        0.48
  Net realized and unrealized gains (losses) from investments     0.05     0.26    (0.18)    (0.34)       0.14        0.17
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.51     0.72     0.28     (0.13)       0.58        0.65
------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.45)   (0.47)   (0.46)    (0.22)      (0.44)      (0.47)
  Net realized gains (losses)                                       --       --       --     (0.06)      (0.05)      (0.02)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.45)   (0.47)   (0.46)    (0.28)      (0.49)      (0.49)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  7.81  $  7.75  $  7.50   $  7.68     $  8.09     $  8.00
------------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             6.76%    9.87%    3.80%    (1.62%)(B)   7.44%       8.58%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $57,173  $59,303  $28,677   $31,603     $15,785     $ 7,832
  Ratio of expenses to average net assets                        0.89%    0.89%    0.88%     0.87%(C)    0.90%       0.87%
  Ratio of net investment income to average net assets           5.86%    6.18%    6.11%     5.37%(C)    5.57%       5.83%
  Ratio of expenses to average net assets*                       1.16%    1.16%    1.16%     1.16%(C)    0.90%       0.87%
  Portfolio turnover(D)                                         22.96%   18.18%   25.10%    20.55%      41.69%      38.70%

                                                                                          SIX MONTHS
                                                                  YEAR ENDED JUNE 30,       ENDED      YEAR ENDED DECEMBER 31,
INCOME BOND FUND                                               -------------------------   JUNE 30,    ----------------------
CLASS B                                                          2002     2001     2000    1999(A)       1998        1997
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  7.78  $  7.53  $  7.71   $  8.13     $  8.00     $  7.85
------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.41     0.42     0.41      0.18        0.39        0.42
  Net realized and unrealized gains (losses) from investments     0.05     0.25    (0.18)    (0.34)       0.14        0.17
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.46     0.67     0.23     (0.16)       0.53        0.59
------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.40)   (0.42)   (0.41)    (0.20)      (0.35)      (0.42)
  Net realized gains (losses)                                       --       --       --     (0.06)      (0.05)      (0.02)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.40)   (0.42)   (0.41)    (0.26)      (0.40)      (0.44)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  7.84  $  7.78  $  7.53   $  7.71     $  8.13     $  8.00
------------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             6.06%    9.12%    3.11%    (2.07%)(B)   6.74%       7.75%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $13,203  $13,597  $13,036   $16,309     $   638     $   533
  Ratio of expenses to average net assets                        1.54%    1.54%    1.52%     1.52%(C)    1.65%       1.62%
  Ratio of net investment income to average net assets           5.21%    5.51%    5.42%     5.05%(C)    4.80%       5.08%
  Ratio of expenses to average net assets*                       1.81%    1.80%    1.81%     2.01%(C)    1.65%       1.62%
  Portfolio turnover(D)                                         22.96%   18.18%   25.10%    20.55%      41.69%      38.70%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Income Bond Fund merged into the Pegasus Multi Sector Bond Fund to become One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Multi Sector Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      80

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                  YEAR ENDED      MAY 30,
                                                                   JUNE 30,       2000 TO
INCOME BOND FUND                                               ----------------   JUNE 30,
CLASS C                                                          2002     2001    2000(A)
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  7.78  $  7.54  $  7.40
-------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.40     0.43     0.04
  Net realized and unrealized gains (losses) from investments     0.07     0.24     0.14
-------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.47     0.67     0.18
-------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.41)   (0.43)   (0.04)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  7.84  $  7.78  $  7.54
-------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             6.10%    9.03%    2.37%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $ 1,549  $   864  $   128
  Ratio of expenses to average net assets                        1.54%    1.53%    1.51%(C)
  Ratio of net investment income to average net assets           5.16%    5.57%    5.90%(C)
  Ratio of expenses to average net assets*                       1.81%    1.81%    1.77%(C)
  Portfolio turnover(D)                                         22.96%   18.18%   25.10%

                                                                          AUGUST 18,
                                                               YEAR ENDED  2000 TO
MORTGAGE-BACKED SECURITIES FUND                                 JUNE 30,   JUNE 30,
CLASS A                                                           2002     2000(A)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 10.47    $ 10.00
-------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.61       0.59
  Net realized and unrealized gains (losses) from investments      0.55       0.47
-------------------------------------------------------------------------------------
Total from Investment Activities                                   1.16       1.06
-------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.62)     (0.59)
  Net realized gains (losses)                                     (0.01)        --
-------------------------------------------------------------------------------------
Total Distributions                                               (0.63)     (0.59)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $ 11.00    $ 10.47
-------------------------------------------------------------------------------------
Total Return                                                     11.44%     10.87%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                             $ 1,344    $     9
  Ratio of expenses to average net assets                         0.65%      0.63%(C)
  Ratio of net investment income to average net assets            6.19%      7.39%(C)
  Ratio of expenses to average net assets*                        0.91%      0.83%(C)
  Portfolio turnover(D)                                          29.77%     12.71%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        81

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                                       YEAR ENDED JUNE 30,
GOVERNMENT BOND FUND                                                       -------------------------------------------
CLASS A                                                                      2002     2001     2000     1999     1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $  9.93  $  9.55  $  9.73  $ 10.11  $  9.69
-----------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                                       0.55     0.58     0.57     0.56     0.58
  Net realized and unrealized gains (losses) from investments and futures     0.33     0.38    (0.18)   (0.38)    0.42
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                              0.88     0.96     0.39     0.18     1.00
-----------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                                      (0.55)   (0.58)   (0.57)   (0.56)   (0.58)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $ 10.26  $  9.93  $  9.55  $  9.73  $ 10.11
-----------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                                         9.01%   10.23%    4.17%    1.69%   10.54%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                                        $74,166  $52,782  $43,935  $42,819  $31,548
  Ratio of expenses to average net assets                                    0.87%    0.87%    0.87%    0.87%    0.87%
  Ratio of net investment income to average net assets                       5.37%    5.87%    5.93%    5.52%    5.80%
  Ratio of expenses to average net assets*                                   1.03%    1.02%    1.01%    1.00%    1.02%
  Portfolio turnover(A)                                                     23.51%   12.63%   25.30%   80.86%   91.49%

                                                                                       YEAR ENDED JUNE 30,
GOVERNMENT BOND FUND                                                       -------------------------------------------
CLASS B                                                                      2002     2001     2000     1999     1998
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $  9.93  $  9.55  $  9.74  $ 10.11  $  9.69
-----------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                                       0.47     0.51     0.51     0.49     0.52
  Net realized and unrealized gains (losses) from investments and futures     0.34     0.38    (0.19)   (0.37)    0.42
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                              0.81     0.89     0.32     0.12     0.94
-----------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                                      (0.48)   (0.51)   (0.51)   (0.49)   (0.52)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $ 10.26  $  9.93  $  9.55  $  9.74  $ 10.11
-----------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                                         8.24%    9.53%    3.39%    1.14%    9.86%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                                        $84,354  $55,569  $43,077  $53,384  $20,922
  Ratio of expenses to average net assets                                    1.52%    1.52%    1.52%    1.52%    1.52%
  Ratio of net investment income to average net assets                       4.71%    5.21%    5.30%    4.86%    5.14%
  Ratio of expenses to average net assets*                                   1.68%    1.67%    1.66%    1.65%    1.67%
  Portfolio turnover(A)                                                     23.51%   12.63%   25.30%   80.86%   91.49%

* During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnout is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                      82

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS


                                                                                                       MARCH 22,
                                                                              YEAR ENDED JUNE 30,       1999 TO
GOVERNMENT BOND FUND                                                       -------------------------   JUNE 30,
CLASS C                                                                      2002     2001     2000     1999(A)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $  9.93  $  9.55  $  9.74  $  10.03
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                                       0.47     0.52     0.51      0.14
  Net realized and unrealized gains (losses) from investments and futures     0.34     0.38    (0.19)    (0.29)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                              0.81     0.90     0.32     (0.15)
-----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                                      (0.49)   (0.52)   (0.51)    (0.14)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $ 10.25  $  9.93  $  9.55  $   9.74
-----------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                                         8.26%    9.55%    3.39%   (1.54)%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                                        $31,467  $ 9,820  $ 3,130  $  1,102
  Ratio of expenses to average net assets                                    1.52%    1.52%    1.52%     1.52%(C)
  Ratio of net investment income to average net assets                       4.67%    5.22%    5.36%     5.06%(C)
  Ratio of expenses to average net assets*                                   1.67%    1.67%    1.66%     1.65%(C)
  Portfolio turnover(D)                                                     23.51%   12.63%   25.30%    80.86%

                                                                            YEAR ENDED JUNE 30,
TREASURY & AGENCY FUND                                         --------------------------------------------
CLASS A                                                          2002      2001     2000     1999     1998
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.04  $  9.65  $  9.81  $ 10.09  $  9.98
------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                            0.44     0.55     0.55     0.54     0.63
  Net realized and unrealized gains (losses) from investments      0.29     0.39    (0.14)   (0.21)    0.16
------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                   0.73     0.94     0.41     0.33     0.79
------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                           (0.44)   (0.55)   (0.55)   (0.54)   (0.63)
  Net realized gains                                                 --       --    (0.02)   (0.07)   (0.05)
------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.44)   (0.55)   (0.57)   (0.61)   (0.68)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.33  $ 10.04  $  9.65  $  9.81  $ 10.09
------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                              7.39%    9.93%    4.27%    3.30%    8.10%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $124,058  $66,320  $39,655  $72,941  $35,213
  Ratio of expenses to average net assets                         0.65%    0.65%    0.63%    0.60%    0.58%
  Ratio of net investment income to average net assets            4.31%    5.49%    5.62%    5.30%    5.87%
  Ratio of expenses to average net assets*                        0.95%    0.95%    0.99%    1.00%    0.98%
  Portfolio turnover(D)                                          41.45%   48.21%   30.02%   76.73%   41.60%

*During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        83

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                           YEAR ENDED JUNE 30,
TREASURY & AGENCY FUND                                         -------------------------------------------
CLASS B                                                          2002     2001     2000     1999     1998
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.03  $  9.64  $  9.81  $ 10.08  $  9.99
-----------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.39     0.50     0.50     0.49     0.58
  Net realized and unrealized gains (losses) from investments     0.29     0.39    (0.15)   (0.20)    0.14
-----------------------------------------------------------------------------------------------------------
Total from Investment Activities                                  0.68     0.89     0.35     0.29     0.72
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.39)   (0.50)   (0.50)   (0.49)   (0.58)
  Net realized gains                                                --       --    (0.02)   (0.07)   (0.05)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.39)   (0.50)   (0.52)   (0.56)   (0.63)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.32  $ 10.03  $  9.64  $  9.81  $ 10.08
-----------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             6.89%    9.39%    3.65%    2.89%    7.33%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $65.913  $59,626  $54,322  $69,825  $12,483
  Ratio of expenses to average net assets                        1.15%    1.15%    1.13%    1.10%    1.08%
  Ratio of net investment income to average net assets           3.84%    5.02%    5.14%    4.79%    5.39%
  Ratio of expenses to average net assets*                       1.60%    1.60%    1.64%    1.64%    1.63%
  Portfolio turnover(A)                                         41.45%   48.21%   30.02%   76.73%   41.60%

                                                                                           NOVEMBER 13,
                                                                   YEAR ENDED JUNE 30,       1998 TO
HIGH YIELD BOND FUND                                           --------------------------    JUNE 30,
CLASS A                                                          2002     2001     2000      1999(B)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  8.19  $  8.89  $   9.86    $ 10.00
-------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.70     0.84      0.87       0.49
  Net realized and unrealized gains (losses) from investments    (0.89)   (0.70)    (0.97)     (0.14)
-------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (0.19)    0.14     (0.10)      0.35
-------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.70)   (0.84)    (0.87)     (0.49)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  7.30  $  8.19  $   8.89    $  9.86
-------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             (2.60)   1.63%   (1.00)%      3.53%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $32,756  $16,587  $  9,860    $11,405
  Ratio of expenses to average net assets                        1.15%    1.14%     1.13%      1.13%(D)
  Ratio of net investment income to average net assets           8.91%    9.95%     9.28%      8.46%(D)
  Ratio of expenses to average net assets*                       1.37%    1.36%     1.38%      1.43%(D)
  Portfolio turnover(A)                                         34.02%   29.98%    35.14%     28.02%

*During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

--------------------------------------------------------------------------------
                                      84

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS



                                                                                          NOVEMBER 13,
                                                                  YEAR ENDED JUNE 30,       1998 TO
HIGH YIELD BOND FUND                                           -------------------------    JUNE 30,
CLASS B                                                          2002     2001     2000     1999(A)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  8.21  $  8.91  $  9.88    $ 10.00
------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.65     0.79     0.81       0.45
  Net realized and unrealized gains (losses) from investments    (0.89)   (0.70)   (0.97)     (0.12)
------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (0.24)    0.09    (0.16)      0.33
------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.65)   (0.79)   (0.81)     (0.45)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  7.32  $  8.21  $  8.91    $  9.88
------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                             3.34%    1.01%   (1.64%)     3.30%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $11,572  $ 8,579  $ 6,565    $ 3,748
  Ratio of expenses to average net assets                        1.80%    1.79%    1.77%      1.77%(C)
  Ratio of net investment income to average net assets           8.32%    9.27%    8.66%      7.69%(C)
  Ratio of expenses to average net assets*                       2.02%    2.01%    2.02%      2.06%(C)
  Portfolio turnover(D)                                         34.02%   29.98%   35.14%     28.02%

                                                                                           MARCH 22,
                                                                  YEAR ENDED JUNE 30,       1999 TO
HIGH YIELD BOND FUND                                           -------------------------   JUNE 30,
CLASS C                                                          2002     2001     2000     1999(A)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  8.21  $  8.90  $  9.87   $ 10.14
------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                           0.64     0.79     0.81      0.22
  Net realized and unrealized gains (losses) from investments    (0.88)   (0.69)   (0.97)    (0.27)
------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 (0.24)    0.10    (0.16)    (0.05)
------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                          (0.65)   (0.79)   (0.81)    (0.22)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  7.32  $  8.21  $  8.90   $  9.87
------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            (3.33%)   1.11%   (1.66%)   (0.56%)(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                            $12,629  $ 5,211  $ 2,121   $     9
  Ratio of expenses to average net assets                        1.80%    1.79%    1.78%     1.76%(C)
  Ratio of net investment income to average net assets           8.25%    9.29%    8.82%     7.84%(C)
  Ratio of expenses to average net assets*                       2.02%    2.01%    2.03%     2.08%(C)
  Portfolio turnover(D)                                         34.02%   29.98%   35.14%    28.02%

*During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------
                                        85

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Appendix A

--------------------------------------------------------------------------------
Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information.

Following the table is a more complete discussion of risk.

------------------------------------------------

                                                FUND NAME FUND CODE
             ------------------------------------------------------
                      One Groups(R) Ultra Short-Term Bond     1
             ------------------------------------------------------
                        One Group(R) Short-Term Bond Fund     2
             ------------------------------------------------------
                      One Group(R) Intermediate Bond Fund     3
             ------------------------------------------------------
                                   One Group(R) Bond Fund     4
             ------------------------------------------------------
                            One Group(R) Income Bond Fund     5
             ------------------------------------------------------
                        One Group(R) Government Bond Fund     6
             ------------------------------------------------------
                      One Group(R) Treasury & Agency Fund     7
             ------------------------------------------------------
                        One Group(R) High Yield Bond Fund     8
             ------------------------------------------------------
             One Group(R) Mortgage-Backed Securities Fund     9
             ------------------------------------------------------

                                                     Fund Risk
            Instrument                               Code Type
            -------------------------------------------------------

            U.S. Treasury Obligations: Bills,        1-9  Market
            notes, bonds, STRIPS and CUBES.
            -------------------------------------------------------

            Treasury Receipts: TRs, TIGRs and CATS.  1-5, Market
                                                     8, 9
            -------------------------------------------------------

            U.S. Government Agency Securities:       1-9  Market
            Securities issued by agencies and             Credit
            instrumentalities of the U.S.
            government. These include all types of
            securities issued by Ginnie Mae, Fannie
            Mae and Freddie Mac including funding
            notes and subordinated benchmark notes.
            -------------------------------------------------------

            Certificates of Deposit: Negotiable      1-5, Market
            instruments with a stated maturity.      8, 9 Credit
                                                          Liquidity
            -------------------------------------------------------

            Time Deposits: Non-negotiable receipts   1-5, Liquidity
            issued by a bank in exchange for the     8, 9 Credit
            deposit of funds.                             Market
            -------------------------------------------------------

--------------------------------------------------------------------------------
                                      86

                                                     Fund Risk
            Instrument                               Code Type
            --------------------------------------------------------

            Repurchase Agreements: The purchase of   1-9  Credit
            a security and the simultaneous               Market
            commitment to return the security to          Liquidity
            the seller at an agreed upon price on
            an agreed upon date. This is treated as
            a loan.
            --------------------------------------------------------

            Reverse Repurchase Agreements: The sale  1-9  Market
            of a security and the simultaneous            Leverage
            commitment to buy the security back at
            an agreed upon price on an agreed upon
            date. This is treated as a borrowing by
            a Fund.
            --------------------------------------------------------

            Securities Lending: The lending of up    1-9  Credit
            to 33 1/3% of the Fund's total assets.        Market
            In return, the Fund will receive cash,        Leverage
            other securities, and/or letters of
            credit as collateral.
            --------------------------------------------------------

            When-Issued Securities and Forward       1-9  Market
            Commitments: Purchase or contract to          Leverage
            purchase securities at a fixed price          Liquidity
            for delivery at a future date.                Credit
            --------------------------------------------------------

            Investment Company Securities: Shares    1-9  Market
            of other mutual funds, including One
            Group money market funds and shares of
            other money market mutual funds for
            which Banc One Investment Advisors or
            its affiliates serve as investment
            advisor or administrator. The Treasury
            & Agency Fund and the Government Bond
            Fund will only purchase shares of
            investment companies which invest
            exclusively in U.S. Treasury and other
            U.S. agency obligations. Banc One
            Investment Advisors will waive certain
            fees when investing in funds for which
            it serves as investment advisor to the
            extent required by law.
            --------------------------------------------------------

            Convertible Securities: Bonds or         1,   Market
            preferred stock that convert to common   3-5, Credit
            stock.                                   8, 9
            --------------------------------------------------------

            Call and Put Options: A call option      1-6, Management
            gives the buyer the right to buy, and    8, 9 Liquidity
            obligates the seller of the option to         Credit
            sell, a security at a specified price         Market
            at a future date. A put option gives          Leverage
            the buyer the right to sell, and
            obligates the seller of the option to
            buy, a security at a specified price at
            a future date. The Funds will sell only
            covered call and secured put options.
            --------------------------------------------------------

            Futures and Related Options: A contract  1-6, Management
            providing for the future sale and        8, 9 Market
            purchase of a specified amount of a           Credit
            specified security, class of                  Liquidity
            securities, or an index at a specified        Leverage
            time in the future and at a specified
            price.
            --------------------------------------------------------

            Real Estate Investment Trusts            2-5, Liquidity
            ("REITs"): Pooled investment vehicles    8, 9 Management
            that invest primarily in income               Market
            producing real estate or real estate          Regulatory
            related loans or interest.                    Tax
                                                          Prepayment
            --------------------------------------------------------

--------------------------------------------------------------------------------
                                        87

                                                       Fund Risk
         Instrument                                    Code Type
         -------------------------------------------------------------

         Bankers' Acceptances: Bills of exchange or    1-5, Credit
         time drafts drawn on and accepted by a        8, 9 Liquidity
         commercial bank. Maturities are generally          Market
         six months or less.
         -------------------------------------------------------------

         Commercial Paper: Secured and unsecured       1-5, Credit
         short-term promissory notes issued by         8, 9 Liquidity
         corporations and other entities. Maturities        Market
         generally vary from a few days to nine
         months.
         -------------------------------------------------------------

         Foreign Securities: Securities issued by      1-5, Market
         foreign companies, as well as commercial      8, 9 Political
         paper of foreign issuers and obligations of        Liquidity
         foreign banks, overseas branches of U.S.           Foreign
         banks and supranational entities.                  Investment
         -------------------------------------------------------------

         Restricted Securities: Securities not         1-5, Liquidity
         registered under the Securities Act of 1933,  8, 9 Market
         such as privately placed commercial paper
         and Rule 144A securities.
         -------------------------------------------------------------

         Variable and Floating Rate Instruments:       1-9  Credit
         Obligations with interest rates which are          Liquidity
         reset daily, weekly, quarterly or some other       Market
         period and which may be payable to the Fund
         on demand.
         -------------------------------------------------------------

         Warrants: Securities, typically issued with   5, 8 Market
         preferred stock or bonds, that give the            Credit
         holder the right to buy a proportionate
         amount of common stock at a specified price.
         -------------------------------------------------------------

         Preferred Stock: A class of stock that        2-5, Market
         generally pays a dividend at a specified      8, 9
         rate and has preference over common stock in
         the payment of dividends and in liquidation.
         -------------------------------------------------------------

         Mortgage-Backed Securities: Debt obligations  1-9  Prepayment
         secured by real estate loans and pools of          Market
         loans. These include collateralized mortgage       Credit
         obligations ("CMOs") and Real Estate               Regulatory
         Mortgage Investment Conduits ("REMICs").
         -------------------------------------------------------------

         Corporate Debt Securities: Corporate bonds    1-5, Market
         and non-convertible debt securities.          8, 9 Credit
         -------------------------------------------------------------

         Demand Features: Securities that are subject  1-5, Market
         to puts and standby commitments to purchase   8, 9 Liquidity
         the securities at a fixed price (usually           Management
         with accrued interest) within a fixed period
         of time following demand by a Fund.
         -------------------------------------------------------------

         Asset-Backed Securities: Securities secured   1-5, Prepayment
         by company receivables, home equity loans,    8, 9 Market
         truck and auto loans, leases, credit card          Credit
         receivables and other securities backed by         Regulatory
         other types of receivables or other assets.
         -------------------------------------------------------------

--------------------------------------------------------------------------------
                                      88

                                                       Fund Risk
         Instrument                                    Code Type
         -------------------------------------------------------------

         Mortgage Dollar Rolls: A transaction in       1-9  Prepayment
         which a Fund sells securities for delivery         Market
         in a current month and simultaneously              Regulatory
         contracts with the same party to repurchase
         similar but not identical securities on a
         specified future date.
         -------------------------------------------------------------

         Adjustable Rate Mortgage Loans ("ARMs"):      1-9  Prepayment
         Loans in a mortgage pool that provide for a        Market
         fixed initial mortgage interest rate for a         Credit
         specified period of time, after which the          Regulatory
         rate may be subject to periodic adjustments.
         -------------------------------------------------------------

         Swaps, Caps and Floors: A Fund may enter      1-6, Management
         into these transactions to manage its         8, 9 Credit
         exposure to changing interest rates and            Liquidity
         other factors. Swaps involve an exchange of        Market
         obligations by two parties. Caps and floors
         entitle a purchaser to a principal amount
         from the seller of the cap or floor to the
         extent that a specified index exceeds or
         falls below a predetermined interest rate or
         amount.
         -------------------------------------------------------------

         New Financial Products: New options and       1-6, Management
         futures contracts and other financial         8, 9 Credit
         products continue to be developed and the          Market
         Funds may invest in such options, contracts        Liquidity
         and products.
         -------------------------------------------------------------

         Structured Instruments: Debt securities       1-9  Market
         issued by agencies and instrumentalities of        Liquidity
         the U.S. government, banks, municipalities,        Management
         corporations and other businesses whose            Credit
         interest and/or principal payments are             Foreign
         indexed to foreign currency exchange rates,        Investment
         interest rates, or one or more other
         referenced indices.
         -------------------------------------------------------------

         Municipal Bonds: Securities issued by a       1-5, Market
         state or political subdivision to obtain      8, 9 Credit
         funds for various public purposes. Municipal       Political
         bonds include private activity bonds and           Tax
         industrial development bonds, as well as           Regulatory
         General Obligation Notes, Tax Anticipation
         Notes, Bond Anticipation Notes, Revenue
         Anticipation Notes, Project Notes, other
         short-term tax-exempt obligations, municipal
         leases, obligations of municipal housing
         authorities and single family revenue bonds.
         -------------------------------------------------------------

         Zero Coupon Debt Securities: Bonds and other  1-9  Market
         debt that pay no interest, but are issued at       Zero
         a discount from their value at maturity.           Coupon
         When held to maturity, their entire return
         equals the difference between their issue
         price and their maturity value.
         -------------------------------------------------------------

         Zero-Fixed-Coupon Debt Securities: Zero       1-9  Credit
         coupon debt securities that convert on a           Market
         specified date to interest bearing debt            Zero
         securities.                                        Coupon
         -------------------------------------------------------------

--------------------------------------------------------------------------------
                                        89

                                                       Fund Risk
         Instrument                                    Code Type
         -------------------------------------------------------------

         Stripped Mortgage-Backed Securities:          1-6, Prepayment
         Derivative multi-class mortgage securities    8, 9 Market
         usually structured with two classes of             Credit
         shares that receive different proportions of       Regulatory
         the interest and principal from a pool of
         mortgage-backed obligations. These include
         IOs and POs.
         -------------------------------------------------------------

         Inverse Floating Rate Instruments: Leveraged  1-6, Market
         variable rate debt instruments with interest  8, 9 Leverage
         rates that reset in the opposite direction         Credit
         from the market rate of interest to which
         the inverse floater is indexed.
         -------------------------------------------------------------

         Loan Participations and Assignments:          1-5, Credit
         Participations in, or assignments of all or   8, 9 Political
         a portion of loans to corporations or to           Liquidity
         governments, including governments of less         Foreign
         developed countries ("LDCs").                      Investment
                                                            Market
         -------------------------------------------------------------

         Fixed Rate Mortgage Loans: Investments in     1-9  Credit
         fixed rate mortgage loans or mortgage pools        Prepayment
         which bear simple interest at fixed annual         Regulatory
         rates and have short-to-long-term final            Market
         maturities.
         -------------------------------------------------------------

         Short-Term Funding Agreements: Funding        1-5, Credit
         agreements issued by banks and highly rated   8, 9 Liquidity
         U.S. insurance companies such as Guaranteed        Market
         Investment Contracts ("GICs") and Bank
         Investment Contracts ("BICs").
         -------------------------------------------------------------

         Common Stock: Shares of ownership of a        8    Market
         company.
         -------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

.. Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

.. Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect

--------------------------------------------------------------------------------
                                      90
   matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

.. Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

.. Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

.. Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

.. Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

.. Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

.. Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgages and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e.,

--------------------------------------------------------------------------------
                                        91
  premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

.. Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

.. Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

.. Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

--------------------------------------------------------------------------------
                                      92

--------------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

ONE GROUP(R) MUTUAL FUNDS
1111 POLARIS PARKWAY
COLUMBUS, OHIO 43271-1235

   OR VISITING

WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-122 (11/02)
[LOGO] ONE GROUP/R/
Mutual Funds

[LOGO] ONE GROUP/R/
Mutual Funds

   FOR INSTITUTIONAL CLIENTS

   BOND FUNDS

                 PROSPECTUS
                 Class I Shares
                 November 1, 2002


                 One Group(R) Ultra Short-Term Bond Fund
                 One Group(R) Short-Term Bond Fund
                 One Group(R) Intermediate Bond Fund
                 One Group(R) Bond Fund
                 One Group(R) Income Bond Fund
                 One Group(R) Mortgage-Backed Securities Fund
                 One Group(R) Government Bond Fund
                 One Group(R) Treasury & Agency Fund
                 One Group(R) High Yield Bond Fund


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

               --------

TABLE OF
   CONTENTS


FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
           One Group Ultra Short-Term Bond Fund   1
                                                -----
                 One Group Short-Term Bond Fund   6
                                                -----
               One Group Intermediate Bond Fund   11
                                                -----
                            One Group Bond Fund   16
                                                -----
                     One Group Income Bond Fund   21
                                                -----
      One Group Mortgage-Backed Securities Fund   26
                                                -----
                 One Group Government Bond Fund   31
                                                -----
               One Group Treasury & Agency Fund   35
                                                -----
                 One Group High Yield Bond Fund   40
                                                -----



           MORE ABOUT THE FUNDS
Principal Investment Strategies   45
                                -----
               Investment Risks   50
                                -----
              Portfolio Quality   53
                                -----
  Temporary Defensive Positions   54
                                -----
             Portfolio Turnover   55
                                -----



HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares   56
                                               -----
                        Exchanging Fund Shares   59
                                               -----
                         Redeeming Fund Shares   60
                                               -----



PRIVACY POLICY   63
               -----



           SHAREHOLDER INFORMATION
                     Voting Rights   65
                                   -----
                 Dividend Policies   65
                                   -----
     Tax Treatment of Shareholders   65
                                   -----
Shareholder Statements and Reports   67
                                   -----



MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   68
                                     -----
                     The Sub-Advisor   68
                                     -----
                       Advisory Fees   68
                                     -----
                   The Fund Managers   69
                                     -----



            FINANCIAL HIGHLIGHTS   70
                                 -----
APPENDIX A: INVESTMENT PRACTICES   75
                                 -----


                 ---------------------
  ONE GROUP (R)      Ultra Short-Term Bond Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund mainly invests in all types of investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed securities and money market instruments. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction. For more information about the Ultra Short-Term Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually,



                                      1
----

  FUND SUMMARY       Ultra Short-Term Bond Fund


changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund invests in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      2
----

  FUND SUMMARY       Ultra Short-Term Bond Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----
1.94%  6.98%  6.14%  6.64%  5.33%  4.54%  7.61%  5.99%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 3.88%.

--------------------------------------------------------------------------------
Best Quarter:  2.30%  4Q2000      Worst Quarter:  0.18%  2Q1994
--------------------------------------------------------------------------------



                                      3
----

  FUND SUMMARY       Ultra Short-Term Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                       INCEPTION                  PERFORMANCE
                                     DATE OF CLASS 1 YEAR 5 YEARS SINCE 2/2/93
 -----------------------------------------------------------------------------
 Return Before Taxes                    2/2/93     5.99%   6.02%     5.47%
 -----------------------------------------------------------------------------
 Return After Taxes on Distributions               3.82%   3.63%     3.21%
 -----------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of
  Fund Shares                                      3.62%   3.61%     3.24%
 -----------------------------------------------------------------------------
 Lehman Short 9-12 Month US Treasury Index/1/
 (no deduction for expenses or taxes)              6.56%   5.97%     5.57%
 -----------------------------------------------------------------------------
 Lipper Ultra Short Fund Index/2/
 (no deduction for taxes)                          7.11%   6.07%       *
 -----------------------------------------------------------------------------

/1/The Lehman Brothers Short 9-12 Month U.S. Treasury Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to (but not including) twelve months. It excludes zero coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lipper Ultra Short Fund Index is typically comprised of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.
*Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



                                      4
----

  FUND SUMMARY       Ultra Short-Term Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 ANNUAL FUND OPERATING EXPENSES
 ------------------------------------------------------------------------------
 (expenses that are deducted from Fund assets)                          CLASS I
 ------------------------------------------------------------------------------
 Investment Advisory Fees                                                 .55%
 ------------------------------------------------------------------------------
 Other Expenses                                                           .22%
 ------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                                     .77%
 ------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement/1/                              (.32%)
 ------------------------------------------------------------------------------
 Net Expenses                                                             .45%
 ------------------------------------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .45% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/         3 YEARS         5 YEARS         10 YEARS
-----------------------------------------------------------------
  $46              $214            $396             $924
-----------------------------------------------------------------
/1/Without contractual fee waivers, 1 Year expenses would be $79.



                                      5
----

                 ---------------------
  ONE GROUP (R)      Short-Term Bond Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund mainly invests in investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) with short to intermediate remaining maturities. These include U.S. government obligations, and mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Short-Term Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.



                                      6
----

  FUND SUMMARY       Short-Term Bond Fund



Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      7
----

  FUND SUMMARY       Short-Term Bond Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

1992   1993    1994    1995   1996   1997   1998   1999   2000   2001
-----  -----  ------  ------  -----  -----  -----  -----  -----  -----
6.03%  6.84%  -0.33%  11.85%  4.31%  6.29%  6.80%  3.05%  7.67%  8.06%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 5.14%.

--------------------------------------------------------------------------------
Best Quarter:  3.67%  3Q1992      Worst Quarter:  -0.86%  1Q1994
--------------------------------------------------------------------------------




                                      8
----

  FUND SUMMARY       Short-Term Bond Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                               INCEPTION                             PERFORMANCE
                             DATE OF CLASS   1 YEAR 5 YEARS 10 YEARS SINCE 9/4/90
     ----------------------------------------------------------------------------
     Return Before Taxes        9/4/90       8.06%   6.36%   6.01%      6.81%
     ----------------------------------------------------------------------------
     Return After Taxes on Distributions     5.81%   3.97%   3.64%      4.45%
     ----------------------------------------------------------------------------
     Return After Taxes on Distributions and
      Sale of Fund Shares                    4.87%   3.89%   3.64%      4.36%
     ----------------------------------------------------------------------------
     Lehman Brothers 1-3 Year Government/
      Credit Index/1/
     (no deduction for fees, expenses or
      taxes)                                 8.78%   6.71%   6.18%      6.85%
     ----------------------------------------------------------------------------
     Lipper Short U.S. Government Fund
      Index/2/
     (no deduction for taxes)                7.11%   6.07%   5.68%      6.29%
     ----------------------------------------------------------------------------

/1/The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index with a broad measure of the performance of short-term government and corporate fixed-rate debt issues. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lipper Short U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.




                                      9
----

  FUND SUMMARY       Short-Term Bond Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .60%
             -----------------------------------------------------
              Other Expenses                                 .21%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .81%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.26%)
             -----------------------------------------------------
              Net Expenses                                   .55%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .55% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.



1 YEAR/1/         3 YEARS         5 YEARS         10 YEARS
-----------------------------------------------------------------
  $56              $233            $424             $977
-----------------------------------------------------------------
/1/Without contractual fee waivers, 1 Year expenses would be $83.

                                      10
----

                 ---------------------
  ONE GROUP (R)      Intermediate Bond Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Intermediate Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to



                                      11
----

  FUND SUMMARY       Intermediate Bond Fund


produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      12
----

  FUND SUMMARY       Intermediate Bond Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992   1993    1994    1995   1996   1997   1998   1999    2000   2001
-----  -----  ------  ------  -----  -----  -----  -----  ------  -----
6.06%  8.40%  -6.30%  19.47%  5.74%  8.38%  7.57%  0.62%  10.12%  8.78%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 7.41%. The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Intermediate Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor.

--------------------------------------------------------------------------------
Best Quarter:  6.10%  2Q1995      Worst Quarter:  -2.32%  1Q1994
--------------------------------------------------------------------------------



                                      13
----

  FUND SUMMARY       Intermediate Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                           INCEPTION                                   PERFORMANCE
                         DATE OF CLASS        1 YEAR 5 YEARS 10 YEARS SINCE 12/31/83
          --------------------------------------------------------------------------
          Class I           6/1/91
          --------------------------------------------------------------------------
          Return Before Taxes                 8.78%   7.05%   6.70%       8.42%
          --------------------------------------------------------------------------
          Return After Taxes on Distributions 6.20%   4.49%   4.12%       6.88%
          --------------------------------------------------------------------------
          Return After Taxes on Distributions
           and Sale of Fund Shares            5.30%   4.35%   4.09%       6.43%
          --------------------------------------------------------------------------
          Lehman Brothers Intermediate
           Government/Credit Bond Index/2/
          (no deduction for fees, expenses or
           taxes)                             8.96%   7.10%   6.81%       8.86%
          --------------------------------------------------------------------------
          Lipper Short Intermediate U.S.
           Government Fund Index/3/
          (no deduction for taxes)            7.59%   6.19%   5.75%         *
          --------------------------------------------------------------------------

/1/The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond
   Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Intermediate Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations, and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor.
/2/The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Short Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*Index did not exist.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



                                      14
----

  FUND SUMMARY       Intermediate Bond Fund



FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .60%
             -----------------------------------------------------
              Other Expenses                                 .22%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .82%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.24%)
             -----------------------------------------------------
              Net Expenses                                   .58%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .58% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/         3 YEARS         5 YEARS         10 YEARS
-----------------------------------------------------------------
  $59              $238            $431             $991
-----------------------------------------------------------------
/1/Without contractual fee waivers, 1 Year expenses would be $84.



                                      15
----

                 ---------------------
  ONE GROUP (R)      Bond Fund



FUND SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.



                                      16
----

  FUND SUMMARY       Bond Fund



Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      17
----

  FUND SUMMARY       Bond Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995   1996   1997   1998    1999    2000   2001
-----  ------  ------  ------  -----  -----  -----  ------  ------  -----
6.57%  11.33%  -6.91%  23.68%  5.08%  9.92%  8.19%  -0.87%  12.12%  9.06%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.52%. The above quoted performance data also includes the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund for the period prior to1 the consolidation with the One Group Bond Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:  7.61%  2Q1995      Worst Quarter:  -2.66%  1Q1994
--------------------------------------------------------------------------------



                                      18
----

  FUND SUMMARY       Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                               INCEPTION                                   PERFORMANCE
                             DATE OF CLASS        1 YEAR 5 YEARS 10 YEARS SINCE 12/31/83
          ------------------------------------------------------------------------------
          Class I               6/1/91
          ------------------------------------------------------------------------------
          Return Before Taxes                     9.06%   7.59%   7.55%       9.42%
          ------------------------------------------------------------------------------
          Return After Taxes on Distributions     6.26%   4.91%   4.68%       7.70%
          ------------------------------------------------------------------------------
          Return After Taxes on Distributions and
           Sale of Fund Shares                    5.53%   4.74%   4.62%       7.24%
          ------------------------------------------------------------------------------
          Lehman Brothers Aggregate Bond Index/2/
          (no deduction for fees, expenses or taxes) 8.44%   7.43%   7.23%       9.62%
          ------------------------------------------------------------------------------
          Lipper Intermediate U.S. Government
           Fund Index/3/
          (no deduction for taxes)                7.57%   6.72%   6.21%           *
          ------------------------------------------------------------------------------

/1/The performance information for One Group Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations, and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



                                      19
----

  FUND SUMMARY       Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .60%
             -----------------------------------------------------
              Other Expenses                                 .23%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .83%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.23%)
             -----------------------------------------------------
              Net Expenses                                   .60%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .60% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/         3 YEARS         5 YEARS         10 YEARS
-----------------------------------------------------------------
  $61              $242            $438            $1,004
-----------------------------------------------------------------
/1/Without contractual fee waivers, 1 Year expenses would be $85.



                                      20
----

                 ---------------------
  ONE GROUP (R)      Income Bond Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., junk bonds.) The Fund may not invest more than 30% of its total assets in these securities. The Fund also invests in mortgage-backed and asset-backed securities. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Income Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations. A "junk bond" is a debt security that is rated below investment grade. Junk bonds also include unrated securities that Banc One Investment Advisors believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."



                                      21
----

  FUND SUMMARY       Income Bond Fund



MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Portfolio Quality. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund also may invest in securities that are rated below investment grade. These securities are considered to be speculative and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      22
----

  FUND SUMMARY       Income Bond Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1994    1995   1996   1997   1998    1999    2000   2001
------  ------  -----  -----  -----  ------  ------  -----
-0.95%  17.53%  3.14%  8.88%  7.77%  -1.15%  10.24%  7.41%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 7.02%. One Group Income Bond Fund consolidated with the Pegasus MultiSector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. Therefore, all performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund.

--------------------------------------------------------------------------------
Best Quarter:  5.88%  2Q1995      Worst Quarter:  -1.63%  1Q1996
--------------------------------------------------------------------------------



                                      23
----

  FUND SUMMARY       Income Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                        INCEPTION                  PERFORMANCE
                                      DATE OF CLASS 1 YEAR 5 YEARS SINCE 3/5/93
 ------------------------------------------------------------------------------
 Class I                                 3/5/93
 ------------------------------------------------------------------------------
 Return Before Taxes                                7.41%   6.56%     6.28%
 ------------------------------------------------------------------------------
 Return After Taxes on Distributions                4.77%   3.91%     3.46%
 ------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of
  Fund Shares                                       4.48%   3.94%     3.59%
 ------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index/2/
 (no deduction for fees, expenses or taxes)         8.44%   7.43%     6.91%
 ------------------------------------------------------------------------------
 Lipper Intermediate Investment Grade Fund Index/3/
 (no deduction for taxes)                           8.22%   6.82%     6.37%
 ------------------------------------------------------------------------------

/1/One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond
   Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. The performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund.
/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Intermediate Investment Grade Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



                                      24
----

  FUND SUMMARY       Income Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .60%
             -----------------------------------------------------
              Other Expenses                                 .21%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .81%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.14%)
             -----------------------------------------------------
              Net Expenses                                   .67%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .67% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $68      $245    $436     $989
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $83.



                                      25
----

                 ---------------------------
  ONE GROUP (R)      Mortgage-Backed Securities Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), commercial mortgage securities and collateralized mortgage obligations. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, municipal securities and corporate debt securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction. For more information about the Mortgage-Backed Securities Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases.



                                      26
----

  FUND SUMMARY       Mortgage-Backed Securities Fund


Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      27
----

  FUND SUMMARY       Mortgage-Backed Securities Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995   1996    1997   1998   1999    2000    2001
-----  ------  ------  ------  -----  ------  -----  -----  ------  ------
6.87%  11.54%  -8.08%  28.94%  8.90%  12.14%  6.00%  2.18%  11.17%  10.61%

/1/For the period January 1, 2002, through September 30, 2002, the Fund's total return was 8.79%. The Fund commenced operations on August 18, 2000, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  9.05%  2Q1995      Worst Quarter:  -2.81%  4Q1994
--------------------------------------------------------------------------------



                                      28
----

  FUND SUMMARY       Mortgage-Backed Securities Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                               INCEPTION                                   PERFORMANCE
                             DATE OF CLASS        1 YEAR 5 YEARS 10 YEARS SINCE 12/31/83
          ------------------------------------------------------------------------------
          Class I               8/18/00
          ------------------------------------------------------------------------------
          Return Before Taxes                     10.61%  8.35%    8.68%      10.57%
          ------------------------------------------------------------------------------
          Return After Taxes on Distributions      7.39% 7.51 %    8.25%      10.33%
          ------------------------------------------------------------------------------
          Return After Taxes on Distributions and
           Sale of Fund Shares                     6.40%  6.43%   7.15 %       9.31%
          ------------------------------------------------------------------------------
          Lehman Brothers Mortgage-Backed
            Securities Index/2/
          (no deduction for fees, expenses or
            taxes)                                 8.22%  7.49%   7.10 %       9.94%
          ------------------------------------------------------------------------------
          Lipper U.S. Mortgage Fund Index/3/
          (no deduction for taxes)                 7.37%  6.57%    6.04%        *
          ------------------------------------------------------------------------------

/1/The Fund commenced operations on August 18, 2000, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.
/2/The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged market value weighted index of 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and balloon mortgages with fixed rate coupons. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper U.S. Mortgage Fund Index is an equally weighted index of the 30 largest mutual funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



                                      29
----

  FUND SUMMARY       Mortgage-Backed Securities Fund


Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .35%
             -----------------------------------------------------
              Other Expenses                                 .22%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .57%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.17%)
             -----------------------------------------------------
              Net Expenses                                   .40%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .40% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if either you redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Your actual costs may be higher or lower than those shown.

                        1 YEAR1 3 YEARS 5 YEARS 10 YEARS
                        --------------------------------
                          $41    $166    $301     $697
                        --------------------------------

1Without contractual fee waivers, 1 Year expenses would be $58.



                                      30
----

                 ---------------------
  ONE GROUP (R)      Government Bond Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks a high level of current income with liquidity and safety of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction. For more information about the Government Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A GOVERNMENT BOND?
A "government bond" is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.



                                      31
----

  FUND SUMMARY       Government Bond Fund



Prepayment and Call Risk. As part of its main investment strategies, the Fund invests in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

                                    [CHART]

 1994    1995   1996   1997   1998    1999    2000   2001
------  ------  -----  -----  -----  ------  ------  -----
-2.97%  18.11%  2.59%  9.76%  8.23%  -1.76%  12.04%  7.13%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 10.54%.

--------------------------------------------------------------------------------
Best Quarter:  5.70%  2Q1995      Worst Quarter:  -2.29%  1Q1994
--------------------------------------------------------------------------------



                                      32
----

  FUND SUMMARY       Government Bond Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                       INCEPTION                  PERFORMANCE
                                     DATE OF CLASS 1 YEAR 5 YEARS SINCE 2/8/93
 -----------------------------------------------------------------------------
 Class I                                2/8/93
 -----------------------------------------------------------------------------
 Return Before Taxes                               7.13%   6.97%     6.30%
 -----------------------------------------------------------------------------
 Return After Taxes on Distributions               4.65%   4.45%     3.79%
 -----------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of
  Fund Shares                                      4.30%   4.32%     3.76%
 -----------------------------------------------------------------------------
 Lehman Brothers Government Bond Index/1/
 (no deduction for fees, expenses or taxes)        7.23%   7.40%     6.95%
 -----------------------------------------------------------------------------
 Lipper General U.S. Government Fund Index/2/
 (no deduction for taxes)                          6.67%   6.45%     5.71%
 -----------------------------------------------------------------------------

/1/The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued by the U.S. government. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



                                      33
----

  FUND SUMMARY       Government Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .45%
             -----------------------------------------------------
              Other Expenses                                 .23%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .68%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.03%)
             -----------------------------------------------------
              Net Expenses                                   .65%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .65% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

        1 YEAR/1/                   3 YEARS                    5 YEARS                   10 YEARS
-----------------------------------------------------------------------------------------------------------
           $66                       $215                       $376                       $844
-----------------------------------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $69.



                                      34
----

                 ---------------------
  ONE GROUP (R)      Treasury & Agency Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in U.S. Treasury and other U.S. agency obligations including fixed income and mortgage-related securities and repurchase agreements. Mortgage-related securities include government mortgage-backed securities and adjustable rate mortgage loans known as ARMs. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for individual securities that it believes will perform well over time. The Treasury and Agency Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Treasury & Agency Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually,



                                      35
----

  FUND SUMMARY       Treasury & Agency Fund


changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      36
----

  FUND SUMMARY       Treasury & Agency Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992   1993   1994    1995   1996   1997   1998   1999    2000   2001
-----  -----  -----  ------  -----  -----  -----  -----  ------  -----
5.89%  5.06%  1.20%  15.22%  3.30%  7.30%  8.00%  0.01%  10.32%  7.48%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.40%. The Treasury & Agency Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter:  5.24%  2Q1995      Worst Quarter:  -1.24%  1Q1996
--------------------------------------------------------------------------------



                                      37
----

  FUND SUMMARY       Treasury & Agency Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                INCEPTION                               PERFORMANCE
                              DATE OF CLASS    1 YEAR 5 YEARS 10 YEARS SINCE 4/30/88
    --------------------------------------------------------------------------------
    Class I                      1/20/97
    --------------------------------------------------------------------------------
    Return Before Taxes                        7.48%   6.57%   6.30%       7.12%
    --------------------------------------------------------------------------------
    Return After Taxes on Distributions        5.35%   4.13%   5.07%       6.22%
    --------------------------------------------------------------------------------
    Return After Taxes on Distributions and
     Sale of Fund Shares                       4.52%   4.05%   4.59%       5.58%
    --------------------------------------------------------------------------------
    Lehman Brothers Intermediate
     Treasury Index/2/
    (no deduction for fees, expenses or taxes) 8.16%   6.97%   6.60%       7.70%
    --------------------------------------------------------------------------------
    Lipper Short U.S. Government Fund Index/3/
    (no deduction for taxes)                   7.11%   6.07%   5.68%         *
    --------------------------------------------------------------------------------

/1/The Treasury & Agency Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of U.S. Treasury-issued securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Short U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



                                      38
----

  FUND SUMMARY       Treasury & Agency Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .40%
             -----------------------------------------------------
              Other Expenses                                 .20%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .60%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.15%)
             -----------------------------------------------------
              Net Expenses                                   .45%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .45% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $46      $177    $320     $736
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $61.



                                      39
----

                 ---------------------
  ONE GROUP (R)      High Yield Bond Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund's investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund's investments. For more information about the High Yield Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

WHAT IS A JUNK BOND?
A "junk bond" is a debt security that is rated below investment grade. (Junk bonds also include unrated securities that Banc One Investment Advisors or Banc One High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."



                                      40
----

  FUND SUMMARY       High Yield Bond Fund



MAIN RISKS

Junk Bond Risk. The Fund's main investment strategy is to invest in securities which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund's securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund's investments and the Fund's net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      41
----

  FUND SUMMARY       High Yield Bond Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

1999    2000   2001
-----  ------  -----
3.26%  -3.53%  5.35%

/1/For the period from January 1, 2002 through September 30, 2002, the Fund's total return was -6.44%.

--------------------------------------------------------------------------------
Best Quarter:  5.61%  4Q2001      Worst Quarter:  -4.24%  3Q2001
--------------------------------------------------------------------------------



                                      42
----

  FUND SUMMARY       High Yield Bond Fund



AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                             INCEPTION                   PERFORMANCE
                                           DATE OF CLASS         1 YEAR SINCE 11/13/98
            --------------------------------------------------------------------------
            Class I                          11/13/98
            --------------------------------------------------------------------------
            Return Before Taxes                                   5.35%      1.93%
            --------------------------------------------------------------------------
            Return After Taxes on Distributions                   1.40%     -1.79%
            --------------------------------------------------------------------------
            Return After Taxes on Distributions and Sale of Fund
             Shares                                               3.24%     -0.27%
            --------------------------------------------------------------------------
            CSFB High Yield Index/1/
            (no deduction for expenses or taxes)                  5.80%      2.63%
            --------------------------------------------------------------------------
            CSFB High Yield Index, Developed Countries Only/2/
            (no deduction for expenses or taxes)                  6.25%       *
            --------------------------------------------------------------------------
            Lipper High Yield Bond Fund Index/3/
            (no deduction for taxes)                             -1.04%     -2.21%
            --------------------------------------------------------------------------

/1/The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Credit Suisse First Boston (CSFB) High Yield Index, Developed Counties
   Only is an unmanaged index (and a subindex of the CSFB High Yield Index) which contains only the issues of issuers from developed countries, excluding the issues of issuers from developing countries. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper High Yield Bond Fund Index is an unmanaged index typically comprised of the 30 largest mutual funds aimed at high current yields from fixed income securities. These funds have no quality or maturity restrictions and tend to invest in lower grade debt issues.
*Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



                                      43
----

  FUND SUMMARY       High Yield Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .75%
             -----------------------------------------------------
              Other Expenses                                 .27%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses          1.02%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.12%)
             -----------------------------------------------------
              Net Expenses                                   .90%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .90% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $92      $313    $552    $1,237
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $104.



                                      44
----

                 ---------------------
  ONE GROUP (R)      More About the Funds



Each of the nine funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes nine mutual funds with a variety of investment objectives, including total return, current income, and capital appreciation. Banc One selects securities for the Funds by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Funds attempt to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Funds are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities). In addition, the principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries:
Investments, Risk & Performance" in the front of this prospectus. They are also described below.

                              FUNDAMENTAL POLICIES

  A Fund's investment strategy may involve "fundamental policies." A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.


There can be no assurance that the Funds will achieve their investment objectives.
Please note that the Funds may also use strategies that are not described below, but which are described in the Statement of Additional Information.

ONE GROUP ULTRA SHORT-TERM BOND FUND. The Fund invests in all types of debt securities including money market instruments, mortgage-backed securities and asset-backed securities. The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund's actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

..Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.


                                      45
----

--------------------------------------------------------------------------------


..The Fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets (some of which may be subject to repurchase agreements). These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

ONE GROUP SHORT-TERM BOND FUND. The Fund invests in all types of debt securities with short to intermediate maturities. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

..Under normal circumstances, the Fund invests at least 80% of its assets in bonds. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..Up to 20% of the Fund's total assets may be invested in preferred stock.

..The Fund also may purchase taxable or tax-exempt municipal securities.

..The Fund's effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments.

ONE GROUP INTERMEDIATE BOND FUND. The Fund invests in debt securities of all types including bonds, notes and U.S government obligations, rated as investment grade at the time of investment, (or, if unrated, determined by Banc One Investment Advisors, to be of comparable quality). U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

..As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

..Up to 20% of the Fund's total assets may be invested in preferred stock.

..The Fund's average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that weighted average maturity to as little as one year for temporary defensive purposes.


                                      46
----

--------------------------------------------------------------------------------


                      WHAT IS AVERAGE WEIGHTED MATURITY?

 Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms "Intermediate" and "Short-Term" in a Fund's name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund's portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

ONE GROUP BOND FUND. The Fund invests in all types of debt securities rated as investment grade, (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

..As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

..The Fund also may purchase taxable or tax-exempt municipal securities.

..The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

..The Fund's average weighted maturity will ordinarily range between four and twelve years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

ONE GROUP INCOME BOND FUND. The Fund invests in all types of debt securities rated as investment grade or below investment grade, as well as preferred stock and loan participations.

..As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

..The Fund invests at least 70% of its total assets in all types of debt securities rated as investment grade at the time of investment or, if unrated, determined to be of


                                      47
----

--------------------------------------------------------------------------------


 comparable quality by Banc One Investment Advisors. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

..Up to 30% of the Fund's total assets may be invested in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade or, if unrated, determined by Banc One High Yield Partners, the Fund's Sub-advisor, to be of comparable quality.

..The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

..The Fund also may purchase taxable or tax-exempt municipal securities.

..The Fund's average weighted maturity will ordinarily range between five and twenty years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

ONE GROUP MORTGAGE-BACKED SECURITIES FUND. The Fund invests in mortgage-backed securities and other securities representing an interest in or secured by mortgages.

..Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

..The Fund will purchase securities issued or guaranteed by the Government
 National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

..The Fund may purchase taxable or tax-exempt municipal securities.

..The Fund may invest in debt securities that are rated in the lowest investment grade category.

..The Fund's average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes.

ONE GROUP GOVERNMENT BOND FUND. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities or related to securities issued by the U.S. government and its agencies and instrumentalities.

..Under normal circumstances, the Fund will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. Ordinarily, such bonds will have principal and interest


                                      48
----

--------------------------------------------------------------------------------


 guaranteed by the U.S. government agencies or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

..The Fund's average weighted maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Fund's average weighted remaining maturity may be outside this range if warranted by market conditions.

ONE GROUP TREASURY & AGENCY FUND. The Fund invests in U.S. Treasury and other U.S. agency obligations including fixed income securities and mortgage-related securities. Under normal circumstances, the Fund will invest at least 80% of its assets in Treasury & Agency Obligations. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

                     WHAT IS A TREASURY & AGENCY OBLIGATION?

  For purposes of the Treasury & Agency Fund, a Treasury & Agency obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safekeeping known as CUBES.


..The Fund also invests in other government-only investment companies, including money market funds of One Group. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs, as well as engage in securities lending.

..Normally, the Fund's average weighted maturity will range between two and five years.

ONE GROUP HIGH YIELD BOND FUND. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by using a "bottom-up" research methodology.

                    WHAT IS A BOTTOM-UP RESEARCH METHODOLOGY?

  When Banc One High Yield Partners uses a bottom-up research methodology, it looks primarily at individual companies against the context of broader market factors.

For each issuer, Banc One High Yield Partners performs an in-depth analysis of the issuer, including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund's investments which are considered to be the most risky and having regular discussions with senior management of issuers of the Fund's investments.


                                      49
----

--------------------------------------------------------------------------------



..As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

..Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock, and other debt securities, which are rated below investment grade or unrated. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. The Fund may invest up to 100% of the Fund's total assets in lower rated or unrated securities.

..Up to 20% of the Fund's total assets may be invested in other securities, including investment grade debt securities.

..The Fund's average weighted maturity will ordinarily range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

INVESTMENT RISKS

The main risks associated with investing in the Bond Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

DERIVATIVES. The Funds may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

                              WHAT IS A DERIVATIVE?

  Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.


                                      50
----

--------------------------------------------------------------------------------



LOWER RATED SECURITIES. The Intermediate Bond Fund, the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Bond Fund, the Income Bond Fund, the Mortgage-Backed Securities Fund and the High Yield Bond Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

HIGH YIELD/JUNK BONDS. The High Yield Bond Fund and to a lesser extent, the Income Bond Fund invests in high yield securities that are unrated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. You should not invest in the Funds unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

..Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer failed to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of their investments. The Funds also may incur additional expenses in seeking recovery from the issuer.

..Sensitivity to Interest Rate and Economic Changes. The income and market value of the Funds' securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds' investments and the Funds' net asset values may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. In 2000, 2001 and continuing in 2002 to the date of this prospectus, the default rate for high yield securities has significantly increased compared with prior periods.

..Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Funds' investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Funds' investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

..Liquidity. There may be no established secondary or public market for the Funds' investments. In addition, a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.


                                      51
----

--------------------------------------------------------------------------------



..High Yield Bond Market. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

..Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Funds will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisor's or Banc One High Yield Partner's independent and ongoing review of credit quality. (Please see "Description of Ratings" in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Funds' investment objectives will be more dependent on Banc One Investment Advisor's or Banc One High Yield Partner's credit analysis than would be the case if the Funds were investing in higher rated securities. The Funds may seek to hedge investments through transactions in options, futures contracts and related options. The Funds also may use swap agreements to further manage exposure to lower rated securities.

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the Funds that invest in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.


                                      52
----

--------------------------------------------------------------------------------



For more information about risks associated with the types of investments that the Funds purchase, please read "Fund Summaries: Investments, Risk & Performance," Appendix A and the Statement of Additional Information.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund and the portion of the Income Bond Fund subadvised by it) will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund and the portion of the Income Bond Fund subadvised by it) must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, Banc One Investment Advisors (or Banc One High Yield Partners) will consider such an event in determining whether the Fund should continue to hold the security.

DEBT SECURITIES

   .The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories.

   .The Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Short-Term
    Bond Fund, the Bond Fund and the Mortgage-Backed Securities Fund may invest in debt securities rated in any of the four investment grade rating categories.

   .The Income Bond Fund and the High Yield Bond Fund may purchase securities in ANY rating category. Please read "Fund Summaries: Investments, Risk & Performance" and "High Yield/Junk Bonds" for more information about the Income Bond Fund and the High Yield Bond Fund.

PREFERRED STOCK

   .The Short-Term Bond Fund, the Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

   .The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories.

   .The Income Bond Fund and the High Yield Bond Fund may invest in preferred stock in ANY rating category.


                                      53
----

--------------------------------------------------------------------------------



MUNICIPAL SECURITIES

   .The Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Intermediate
    Bond Fund and the Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories.

   .The Mortgage-Backed Securities Fund may only invest in municipal bonds rated in any of the three highest rating categories.

   .The Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Bond Fund and the Mortgage-Backed Securities Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short-Term Bond Fund may invest in such securities only if they are rated in the highest rating category.

   .The Income Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in ANY category.

COMMERCIAL PAPER

   .The Intermediate Bond Fund, the Short-Term Bond Fund, the Bond Fund, the
    Ultra Short-Term Bond Fund and the Mortgage-Backed Securities Fund may invest in commercial paper rated in the highest or second highest rating category.

   .The High Yield Bond Fund and the Income Bond Fund may invest in commercial paper rated in ANY category.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash or CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.


                           WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.


                                      54
----

--------------------------------------------------------------------------------



While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2002 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.


                                      55
----

                 ---------------------
  ONE GROUP (R)      How to Do Business with One Group Mutual Funds



PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

..From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

..Directly from One Group through One Group Dealer Services, Inc. (the
 "Distributor").

WHO MAY PURCHASE CLASS I SHARES?
Class I shares may be purchased by:

..Institutional investors such as corporations, pension and profit sharing plans, foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

..If you have questions about eligibility, please call 1-877-691-1118.

WHEN CAN I BUY SHARES?
..Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

..Purchase requests received before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

..If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

..The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

..Shares are electronically recorded. Therefore, certificates will not be issued.




                                      56
----

--------------------------------------------------------------------------------



HOW MUCH DO SHARES COST?
..Shares are sold at net asset value ("NAV").

..NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

..The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated that security may be valued by another method that the Funds believe accurately reflects fair value.

..A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?
1.Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.Decide how much you want to invest.

  .The minimum initial investment for Class I shares is $200,000 per Fund.

  .You are required to maintain a minimum account balance equal to the minimuminitial investment in each Fund.

  .Subsequent investments must be at least $5,000 per Fund.

  .These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

  .Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.

4.Send the completed application and a personal check to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528


                                      57
----

--------------------------------------------------------------------------------



.. If you choose to pay by wire, please call 1-877-691-1118 and authorize a wire to:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY AND SHAREHOLDER SERVICES
  ABA 011 000 028
  DDA 99034167
  FBO ONE GROUP FUND
    (EX: ONE GROUP INTERMEDIATE BOND FUND-I)
  YOUR ACCOUNT NUMBER
    (EX: 123456789)
  YOUR ACCOUNT REGISTRATION
    (EX: ABC CORPORATION)

5.All checks must be in U.S. dollars. One Group does not accept starter checks, credit card checks, or "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

All checks must be payable to one of the following:

   .One Group Mutual Funds; or

   .The specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6.Each time you purchase One Group shares by check or ACH, there is a five (5) business day holding period before you can redeem those shares. This gives One Group time to receive and collect money to cover your investment.

7.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8.If you have any questions, contact your Shareholder Servicing Agent or call
  1-877-691-1118.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes. Simply select this option on your Account Application Form and then:

.. Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.


                                      58
----

--------------------------------------------------------------------------------



..Authorize a bank transfer or initiate a wire transfer to the following wire address:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY & SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP ABC FUND-I)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

..You may revoke your right to make purchases over the telephone by sending a letter to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
..You may exchange Class I shares of a Fund for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

..One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

..State Street Bank and Trust Company receives the request by 4:00 p.m. ET.

..You have provided One Group with all of the information necessary to process the exchange.

..You have received a current prospectus of the Fund or Funds in which you wish to invest.

..You have contacted your Shareholder Servicing Agent, if necessary.


                                      59
----

--------------------------------------------------------------------------------



ARE EXCHANGES TAXABLE?
Generally:

..An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

..An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

..You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

..To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

..Excessive exchange activity will result in revocation of your exchange privilege.

..In addition, One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

..Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How do I open an account?."

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

..Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

..All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.


                                      60
----

--------------------------------------------------------------------------------



HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

1.You may send a written redemption request to your Shareholder Servicing
  Agent, if applicable, or to State Street Bank and Trust Company at the following address:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

2.You may redeem over the telephone. Please see "Can I redeem by telephone?"
  for more information.

..One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

  1.The redemption is for shares worth $50,000 or less; AND

  2.The redemption is payable to the shareholder of record; AND

  3.The redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

..On the Account Application Form, you may elect to have the redemption proceeds mailed or wired to:

  1.A designated commercial bank; or

  2.Your Shareholder Servicing Agent.

..State Street Bank and Trust Company may charge you a wire redemption fee. The current fee is $7.00.

..Your redemption proceeds will be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for same day payment on redemptions, if the request is received before 4:00 p.m. ET. If redemption requests are received after 4:00 p.m. ET, the Funds will attempt to wire payment the next business day.

WHAT WILL MY SHARES BY WORTH?
..You will receive the NAV calculated after your redemption request is received.
 Please read "How much do shares cost?."

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

..Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.


                                      61
----

--------------------------------------------------------------------------------



..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

..Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

..Your shares may be automatically redeemed and your account closed if, due to redemptions or exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read "How do I open an account?."

..One Group may suspend your ability to redeem when:

  1.Trading on the New York Stock Exchange ("NYSE") is restricted.

  2.The NYSE is closed (other than weekend and holiday closings).

  3.The SEC has permitted a suspension.

  4.An emergency exists.

The Statement of Additional Information offers more details about this process.

..You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.


                                      62
----

                 -------
  ONE GROUP (R)      PRIVACY POLICY



One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   .Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   .Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

   .Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   .Information we receive from you on applications or other forms, on our website, or through other means;

   .Information we receive from you through transactions, correspondence and other communications with us; and

   .Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share



                                      63
----

--------------------------------------------------------------------------------


information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.


                                      64
----

                 ---------------------
  ONE GROUP (R)      Shareholder Information


VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS
The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. To maintain a relatively even rate of distributions from the Treasury & Agency Fund, the monthly distributions for that Fund may be fixed from time to time at rates consistent with Banc One Investment Advisors' long-term earnings expectations.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of payment.

DIVIDEND REINVESTMENT
You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-877-691-1118.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your



                                      65
----

--------------------------------------------------------------------------------


transactions. For more information about your specific tax situation, please consult your tax advisor.

TAXATION OF DISTRIBUTIONS
Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid). A Fund may produce taxable capital gains even if it does not have income to distribute and performance has been poor.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

TAXATION OF ZERO COUPON SECURITIES
Some of the Funds may acquire certain securities issued with original issue discount (including zero-coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As an investment company, a Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, a Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors or the Sub-Advisor will select which securities to sell and a Fund may realize a gain or loss from those sales. In the event a Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.

TAXATION OF RETIREMENT PLANS
Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.


                                      66
----

--------------------------------------------------------------------------------



TAX INFORMATION
The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER STATEMENTS AND REPORTS

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.


                                      67
----

                 ---------------------
  ONE GROUP (R)      Management of One Group Mutual Funds


THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

THE SUB-ADVISOR

Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211), is the sub-advisor to the High Yield Bond Fund and the Income Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 2002, Banc One High Yield Partners managed over $900 million in assets.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                        ANNUAL RATE
                                                      AS PERCENTAGE OF
     FUND                                         AVERAGE DAILY NET ASSETS
     One Group(R) Ultra Short-Term Bond Fund                .27%
     ---------------------------------------------------------------------
     One Group(R) Short-Term Bond Fund                      .34%
     ---------------------------------------------------------------------
     One Group(R) Intermediate Bond Fund                    .37%
     ---------------------------------------------------------------------
     One Group(R) Bond Fund                                 .38%
     ---------------------------------------------------------------------
     One Group(R) Income Bond Fund/1/                       .43%
     ---------------------------------------------------------------------
     One Group(R) Mortgage-Backed Securities Fund           .23%
     ---------------------------------------------------------------------
     One Group(R) Government Bond Fund                      .40%
     ---------------------------------------------------------------------
     One Group(R) Treasury & Agency Fund                    .20%
     ---------------------------------------------------------------------
     One Group(R) High Yield Bond Fund                      .64%
     ---------------------------------------------------------------------

/1/Includes fees paid by Banc One Investment Advisors to Banc One High Yield
   Partners, the sub-advisor ot the High Yield Bond Fund and the Income Bond
   Fund.




                                      68
----

--------------------------------------------------------------------------------


THE FUND MANAGERS

The Funds are managed by a team of Fund managers and research analysts.The Fund managers work together to establish general duration, sector and yield curve strategies for the Funds. Each team member makes recommendations about securities to be purchased and sold in the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the Fund managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.


                                      69
----

                 ---------------------
  ONE GROUP (R)      Financial Highlights


The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Funds' financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                    YEAR ENDED JUNE 30,
ULTRA SHORT-TERM BOND                ------------------------------------------------
FUND CLASS I                           2002      2001      2000      1999      1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $9.86     $9.73     $9.77     $9.87     $9.87
--------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                  0.40      0.62      0.58      0.56      0.59
  Net realized and unrealized gains
   (losses) from investments and
   futures                               0.10      0.13     (0.04)    (0.11)    (0.01)
--------------------------------------------------------------------------------------
Total from Investment Activities         0.50      0.75      0.54      0.45      0.58
--------------------------------------------------------------------------------------
Distributions:
  Net investment income                 (0.41)    (0.62)    (0.58)    (0.55)    (0.58)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $9.95     $9.86     $9.73     $9.77     $9.87
--------------------------------------------------------------------------------------
Total Return                            5.15%     7.94%     5.66%     4.66%     6.00%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $581,377  $299,209  $261,592  $259,873  $188,133
  Ratio of expenses to average net
   assets                               0.40%     0.40%     0.40%     0.32%     0.30%
  Ratio of net investment income to
   average net assets                   3.94%     6.27%     5.93%     5.63%     5.92%
  Ratio of expenses to average net
   assets*                              0.77%     0.74%     0.77%     0.79%     0.81%
  Portfolio turnover(A)                38.72%    37.62%    32.68%    38.70%    41.15%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.



                                      70
----

--------------------------------------------------------------------------------


                                                             YEAR ENDED JUNE 30,
SHORT-TERM BOND FUND                          ------------------------------------------------
CLASS I                                         2002      2001      2000      1999      1998
--------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.57    $10.29    $10.40    $10.51    $10.47
-----------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                           0.51      0.60      0.59      0.59      0.63
  Net realized and unrealized gains (losses)
   from investments                               0.18      0.28     (0.11)    (0.11)     0.04
-----------------------------------------------------------------------------------------------
Total from Investment Activities                  0.69      0.88      0.48      0.48      0.67
-----------------------------------------------------------------------------------------------
Distributions:
  Net investment income                          (0.53)    (0.60)    (0.59)    (0.59)    (0.63)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $10.73    $10.57    $10.29    $10.40    $10.51
-----------------------------------------------------------------------------------------------
Total Return                                     6.67%     8.77%     4.81%     4.67%     6.59%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)           $810,740  $670,111  $726,539  $804,883  $592,669
  Ratio of expenses to average net assets        0.55%     0.54%     0.53%     0.53%     0.53%
  Ratio of net investment income to
   average net assets                            4.87%     5.79%     5.77%     5.61%     6.01%
  Ratio of expenses to average net assets*       0.81%     0.81%     0.81%     0.81%     0.82%
  Portfolio turnover(A)                         49.58%    46.42%    25.93%    37.22%    56.99%

                                                                     SIX MONTHS       YEAR ENDED
                                        YEAR ENDED JUNE 30,            ENDED         DECEMBER 31,
INTERMEDIATE BOND               ----------------------------------    JUNE 30,    ------------------
FUND CLASS I                       2002        2001        2000       1999(B)       1998      1997
------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $10.50      $10.07      $10.28      $10.61      $10.48    $10.29
-----------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income               0.65        0.63        0.62        0.32        0.63      0.65
  Net realized and unrealized
   gains (losses) from
   investments                        0.21        0.43       (0.21)      (0.33)       0.14      0.18
-----------------------------------------------------------------------------------------------------
Total from Investment
 Activities                           0.86        1.06        0.41       (0.01)       0.77      0.83
-----------------------------------------------------------------------------------------------------
Distributions:
  Net investment income              (0.66)      (0.63)      (0.62)      (0.32)      (0.64)    (0.64)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $10.70      $10.50      $10.07      $10.28      $10.61    $10.48
-----------------------------------------------------------------------------------------------------
Total Return                         8.37%      10.76%       4.12%     (0.08)%(C)    7.62%     8.37%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
   (000)                        $1,183,685  $1,129,645  $1,179,116  $1,385,890    $567,609  $482,679
  Ratio of expenses to average
   net assets                        0.58%       0.58%       0.58%       0.62%(D)    0.66%     0.61%
  Ratio of net investment
   income to average net
   assets                            6.13%       6.05%       6.10%       6.27%(D)    6.02%     6.26%
  Ratio of expenses to average
   net assets*                       0.82%       0.80%       0.81%       0.77%(D)    0.66%     0.61%
  Portfolio turnover(A)             33.02%      22.58%       6.08%       9.24%      50.32%    31.66%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Intermediate Bond Fund merged into the Pegasus Intermediate Bond Fund to become the One Group Intermediate Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Intermediate Bond Fund. (C) Not annualized. (D) Annualized.


                                      71
----

--------------------------------------------------------------------------------



                                                                          SIX MONTHS         YEAR ENDED
                                             YEAR ENDED JUNE 30,            ENDED           DECEMBER 31,
BOND FUND                            ----------------------------------    JUNE 30,    ----------------------
CLASS I                                 2002        2001        2000       1999(A)        1998        1997
-----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $10.59      $10.08      $10.34      $10.78        $10.59      $10.27
--------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                    0.69        0.67        0.65        0.35          0.65        0.66
  Net realized and unrealized gains
   (losses) from investments               0.28        0.50       (0.26)      (0.44)         0.19        0.32
--------------------------------------------------------------------------------------------------------------
Total from Investment Activities           0.97        1.17        0.39       (0.09)         0.84        0.98
--------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                   (0.71)      (0.66)      (0.65)      (0.35)        (0.65)      (0.66)
  Net realized gains (losses)             (0.03)         --          --          --            --          --
--------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.74)      (0.66)      (0.65)      (0.35)        (0.65)      (0.66)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $10.82      $10.59      $10.08      $10.34        $10.78      $10.59
--------------------------------------------------------------------------------------------------------------
Total Return                              9.39%      11.85%       3.94%     (0.87)%(B)      8.17%       9.97%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $2,874,707  $2,093,516  $1,687,041  $1,330,527    $1,277,246  $1,101,894
  Ratio of expenses to average net
   assets                                 0.60%       0.60%       0.60%       0.64%(C)      0.64%       0.61%
  Ratio of net investment income to
   average net assets                     6.35%       6.40%       6.44%       6.65%(C)      6.10%       6.41%
  Ratio of expenses to average net
   assets*                                0.83%       0.83%       0.83%       0.75%(C)      0.64%       0.61%
  Portfolio turnover(D)                  31.88%      20.58%      16.19%      10.89%        34.69%      17.60%
                                                                          SIX MONTHS         YEAR ENDED
                                             YEAR ENDED JUNE 30,            ENDED           DECEMBER 31,
INCOME BOND FUND                     ----------------------------------    JUNE 30,    ----------------------
CLASS I                                 2002        2001        2000       1999(A)        1998        1997
-----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $7.75       $7.51       $7.68       $8.10         $8.01       $7.85
--------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                    0.48        0.49        0.48        0.22          0.47        0.50
  Net realized and unrealized gains
   (losses) from investments               0.06        0.24       (0.17)      (0.35)         0.14        0.17
--------------------------------------------------------------------------------------------------------------
Total from Investment Activities           0.54        0.73        0.31       (0.13)         0.61        0.67
--------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                   (0.48)      (0.49)      (0.48)      (0.23)        (0.47)      (0.49)
  Net realized gains (losses) on
   investments                               --          --          --       (0.06)        (0.05)      (0.02)
--------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.48)      (0.49)      (0.48)      (0.29)        (0.52)      (0.51)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $7.81       $7.75       $7.51       $7.68         $8.10       $8.01
--------------------------------------------------------------------------------------------------------------
Total Return                              7.08%      10.00%       4.19%     (1.68)%(B)      7.82%       8.86%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $1,312,171  $1,336,566  $1,317,128  $1,328,702      $385,672     $94,544
  Ratio of expenses to average net
   assets                                 0.64%       0.64%       0.62%       0.62%(C)      0.65%       0.62%
  Ratio of net investment income to
   average net assets                     6.09%       6.41%       6.35%       5.92%(C)      5.79%       6.08%
  Ratio of expenses to average net
   assets*                                0.81%       0.81%       0.81%       0.76%(C)      0.65%       0.62%
  Portfolio turnover(D)                  22.96%      18.18%      25.10%      20.55%        41.69%      38.70%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Income Bond Fund merged into the Pegasus Multi Sector Bond Fund to become the One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Multi Sector Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                      72
----

--------------------------------------------------------------------------------


                                                                          AUGUST 18,
                                                               YEAR ENDED  2000 TO
MORTGAGE-BACKED SECURITIES FUND                                 JUNE 30,   JUNE 30,
CLASS I                                                           2002     2001(A)
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.47     $10.00
--------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                             0.76       0.63
  Net realized and unrealized gains (losses) from investments       0.43       0.46
--------------------------------------------------------------------------------------
Total from Investment Activities                                    1.19       1.09
--------------------------------------------------------------------------------------
Distributions:
  Net investment income                                            (0.76)     (0.62)
  Net realized gains (losses) on investments                       (0.01)        --
--------------------------------------------------------------------------------------
Total Distributions                                                (0.77)     (0.62)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $10.89     $10.47
--------------------------------------------------------------------------------------
Total Return                                                      11.71%     11.12%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                             $613,936   $357,777
  Ratio of expenses to average net assets                          0.40%      0.40%(C)
  Ratio of net investment income to average net assets             7.28%      7.14%(C)
  Ratio of expenses to average net assets*                         0.57%      0.58%(C)
  Portfolio turnover(D)                                           29.77%     12.71%

                                                    YEAR ENDED JUNE 30,
GOVERNMENT BOND FUND                 -------------------------------------------------
CLASS I                                2002      2001      2000       1999      1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $9.93     $9.54     $9.73    $10.11      $9.69
---------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                  0.58      0.60      0.59      0.58       0.60
  Net realized and unrealized gains
   (losses) from investments and
   futures                               0.32      0.39     (0.19)    (0.38)      0.42
---------------------------------------------------------------------------------------
Total from Investment Activities         0.90      0.99      0.40      0.20       1.02
---------------------------------------------------------------------------------------
Distributions:
  Net investment income                 (0.58)    (0.60)    (0.59)    (0.58)     (0.60)
---------------------------------------------------------------------------------------
Total Distributions                     (0.58)    (0.60)    (0.59)    (0.58))    (0.60)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $10.25     $9.93     $9.54     $9.73     $10.11
---------------------------------------------------------------------------------------
Total Return                            9.22%    10.62%     4.33%     1.94%     10.81%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $785,343  $812,766  $866,755  $964,576   $851,517
  Ratio of expenses to average net
   assets                               0.62%     0.62%     0.62%     0.62%      0.62%
  Ratio of net investment income to
   average net assets                   5.63%     6.12%     6.21%     5.77%      6.05%
  Ratio of expenses to average net
   assets*                              0.68%     0.67%     0.66%     0.66%      0.67%
  Portfolio turnover(D)                23.51%    12.63%    25.30%    80.86%     91.49%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                      73
----

--------------------------------------------------------------------------------



                                                          YEAR ENDED JUNE 30,
                                              -------------------------------------------
TREASURY & AGENCY FUND CLASS I                  2002     2001     2000     1999     1998
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.03    $9.64    $9.81   $10.09    $9.99
------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                          0.47     0.58     0.57     0.57     0.62
  Net realized and unrealized gains (losses)
   from investments                              0.29     0.38    (0.15)   (0.21)    0.15
------------------------------------------------------------------------------------------
Total from Investment Activities                 0.76     0.96     0.42     0.36     0.77
------------------------------------------------------------------------------------------
Distributions:
  Net investment income                         (0.47)   (0.57)   (0.57)   (0.57)   (0.62)
  Net realized gains (losses)                      --       --    (0.02)   (0.07)   (0.05)
------------------------------------------------------------------------------------------
Total Distributions                             (0.47)   (0.57)   (0.59)   (0.64)   (0.67)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.32   $10.03    $9.64    $9.81   $10.09
------------------------------------------------------------------------------------------
Total Return                                    7.69%   10.22%    4.42%    3.54%    7.91%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)           $54,819  $51,371  $65,437  $79,958  $95,073
  Ratio of expenses to average net assets       0.40%    0.40%    0.38%    0.36%    0.35%
  Ratio of net investment income to average
   net assets                                   4.59%    5.79%    5.89%    5.60%    6.16%
  Ratio of expenses to average net assets*      0.60%    0.60%    0.63%    0.65%    0.65%
  Portfolio turnover(D)                        41.45%   48.21%   30.02%   76.73%   41.60%

                                                                            NOVEMBER 13,
                                                   YEAR ENDED JUNE 30,        1998 TO
HIGH YIELD BOND FUND                          ----------------------------    JUNE 30,
CLASS I                                         2002      2001      2000      1999(A)
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $8.20     $8.90     $9.87      $10.00
-----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                           0.72      0.86      0.89        0.51
  Net realized and unrealized gains (losses)
   from investments                              (0.89)    (0.70)    (0.97)      (0.13)
-----------------------------------------------------------------------------------------
Total from Investment Activities                 (0.17)     0.16     (0.08)       0.38
-----------------------------------------------------------------------------------------
Distributions:
  Net investment income                          (0.72)    (0.86)    (0.89)      (0.51)
-----------------------------------------------------------------------------------------
Total Distributions                              (0.72)    (0.86)    (0.89)      (0.51)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $7.31     $8.20     $8.90       $9.87
-----------------------------------------------------------------------------------------
Total Return                                   (2.34)%     1.89%   (0.75)%       3.80%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)           $468,111  $349,396  $218,780    $137,433
  Ratio of expenses to average net assets        0.90%     0.89%     0.88%       0.89%(C)
  Ratio of net investment income to average
   net assets                                    9.21%    10.18%     9.63%       8.48%(C)
  Ratio of expenses to average net assets*       1.02%     1.01%     1.03%       1.18%(C)
  Portfolio turnover(D)                         34.02%    29.98%    35.14%      28.02%

*During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                      74
----

  ONE GROUP (R)      Appendix A
----------------------------------------



INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                                FUND NAME FUND CODE
             ------------------------------------------------------
                       One Group(R) Ultra Short-Term Bond     1
             ------------------------------------------------------
                        One Group(R) Short-Term Bond Fund     2
             ------------------------------------------------------
                      One Group(R) Intermediate Bond Fund     3
             ------------------------------------------------------
                                   One Group(R) Bond Fund     4
             ------------------------------------------------------
                            One Group(R) Income Bond Fund     5
             ------------------------------------------------------
                        One Group(R) Government Bond Fund     6
             ------------------------------------------------------
                      One Group(R) Treasury & Agency Fund     7
             ------------------------------------------------------
                        One Group(R) High Yield Bond Fund     8
             ------------------------------------------------------
             One Group(R) Mortgage-Backed Securities Fund     9
             ------------------------------------------------------

                                                              FUND      RISK
 INSTRUMENT                                                   CODE      TYPE
 ------------------------------------------------------------------------------
 U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and       1-9 Market
 CUBES.
 ------------------------------------------------------------------------------
 Treasury Receipts: TRs, TIGRs and CATS.                    1-5, 8, 9 Market
 ------------------------------------------------------------------------------
 U.S. Government Agency Securities: Securities issued by          1-9 Market
 agencies and instrumentalities of the U.S. government.               Credit
 These include all types of securities issued Ginnie Mae,
 Fannie Mae and Freddie Mac including funding notes and
 subordinated benchmark notes.
 ------------------------------------------------------------------------------
 Certificates of Deposit: Negotiable instruments with a     1-5, 8, 9 Market
 stated maturity.                                                     Credit
                                                                      Liquidity
 ------------------------------------------------------------------------------


                                      75
----

--------------------------------------------------------------------------------


                                                                FUND       RISK
INSTRUMENT                                                      CODE       TYPE
----------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank        1-5, 8, 9 Liquidity
in exchange for the deposit of funds.                                    Credit
                                                                         Market
----------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and                1-9 Credit
the simultaneous commitment to return the security to                    Market
the seller at an agreed upon price on an agreed upon                     Liquidity
date. This is treated as a loan.
----------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security                1-9 Market
and the simultaneous commitment to buy the security                      Leverage
back at an agreed upon price on an agreed upon date.
This is treated as a borrowing by a Fund.
----------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of the              1-9 Credit
Fund's total assets. In return, the Fund will receive cash,              Market
other securities, and/or letters of credit as collateral.                Leverage
----------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments:                      1-9 Market
Purchase or contract to purchase securities at a fixed                   Leverage
price for delivery at a future date.                                     Liquidity
                                                                         Credit
----------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual                1-9 Market
funds, including One Group money market funds and
shares of other money market mutual funds for which
Banc One Investment Advisors or its affiliates serve as
investment advisor or administrator. The Treasury &
Agency Fund and the Government Bond Fund will only
purchase shares of investment companies which invest
exclusively in U.S. Treasury and other U.S. agency
obligations. Banc One Investment Advisors will waive
certain fees when investing in funds for which it serves
as investment advisor to the extent required by law.
----------------------------------------------------------------------------------
Convertible Securities: Bonds or preferred stock that       1, 3-5, 8, 9 Market
convert to common stock.                                                 Credit
----------------------------------------------------------------------------------


                                      76
----

--------------------------------------------------------------------------------


                                                             FUND       RISK
 INSTRUMENT                                                  CODE       TYPE
 ------------------------------------------------------------------------------
 Call and Put Options: A call option gives the buyer the   1-6, 8, 9 Management
 right to buy, and obligates the seller of the option to             Liquidity
 sell, a security at a specified price at a future date. A           Credit
 put option gives the buyer the right to sell, and                   Market
 obligates the seller of the option to buy, a security at            Leverage
 a specified price at a future date. The Funds will sell
 only covered call and secured put options.
 ------------------------------------------------------------------------------
 Futures and Related Options: A contract providing for     1-6, 8, 9 Management
 the future sale and purchase of a specified amount of               Market
 a specified security, class of securities, or an index at           Credit
 a specified time in the future and at a specified price.            Liquidity
                                                                     Leverage
 ------------------------------------------------------------------------------
 Real Estate Investment Trusts ("REITs"): Pooled           2-5, 8, 9 Liquidity
 Investment vehicles that invest primarily in income                 Management
 producing real estate or real estate related loans or               Market
 interest.                                                           Regulatory
                                                                     Tax
                                                                     Prepayment
 ------------------------------------------------------------------------------
 Bankers' Acceptances: Bills of exchange or time drafts    1-5, 8, 9 Credit
 Drawn on and accepted by a commercial bank.                         Liquidity
 Maturities are generally six months or less.                        Market
 ------------------------------------------------------------------------------
 Commercial Paper: Secured and unsecured short-term        1-5, 8, 9 Credit
 promissory notes issued by corporations and other                   Liquidity
 entities. Maturities generally vary from a few days to              Market
 nine months.
 ------------------------------------------------------------------------------
 Foreign Securities: Securities issued by foreign          1-5, 8, 9 Market
 companies, as well as commercial paper of foreign                   Political
 issuers and obligations of foreign banks, overseas                  Liquidity
 branches of U.S. banks and supranational entities.                  Foreign
                                                                     Investment
 ------------------------------------------------------------------------------
 Restricted Securities: Securities not registered under    1-5, 8, 9 Liquidity
 the Securities Act of 1933, such as privately placed                Market
 commercial paper and Rule 144A securities.
 ------------------------------------------------------------------------------
 Variable and Floating Rate Instruments: Obligations             1-9 Credit
 with interest rates which are reset daily, weekly,                  Liquidity
 quarterly or some other period and which may be                     Market
 payable to the Fund on demand.
 ------------------------------------------------------------------------------


                                      77
----

--------------------------------------------------------------------------------


                                                            FUND       RISK
  INSTRUMENT                                                CODE        TYPE
  ----------------------------------------------------------------------------
  Warrants: Securities, typically issued with preferred        5, 8 Market
  stock or bonds, that give the holder the right to buy a           Credit
  proportionate amount of common stock at a
  specified price.
  ----------------------------------------------------------------------------
  Preferred Stock: A class of stock that generally pays a 2-5, 8, 9 Market dividend at a specified rate and has preference over
  common stock in the payment of dividends and in
  liquidation.
  ----------------------------------------------------------------------------
  Mortgage-Backed Securities: Debt obligations secured          1-9 Prepayment
  by real estate loans and pools of loans. These include            Market
  collateralized mortgage obligations ("CMOs") and                  Credit
  Real Estate Mortgage Investment Conduits                          Regulatory
  ("REMICs").
  ----------------------------------------------------------------------------
  Corporate Debt Securities: Corporate bonds and non-     1-5, 8, 9 Market
  convertible debt securities.                                      Credit
  ----------------------------------------------------------------------------
  Demand Features: Securities that are subject to puts    1-5, 8, 9 Market
  and standby commitments to purchase the securities                Liquidity
  at a fixed price (usually with accrued interest) within           Management
  a fixed period of time following demand by a Fund.
  ----------------------------------------------------------------------------
  Asset-Backed Securities: Securities secured by          1-5, 8, 9 Prepayment
  company receivables, home equity loans, truck and                 Market
  auto loans, leases, credit card receivables and other             Credit
  securities backed by other types of receivables or                Regulatory
  other assets.
  ----------------------------------------------------------------------------
  Mortgage Dollar Rolls: A transaction in which a Fund          1-9 Prepayment
  sells securities for delivery in a current month and              Market
  simultaneously contracts with the same party to                   Regulatory
  repurchase similar but not identical securities on a
  specified future date.
  ----------------------------------------------------------------------------
  Adjustable Rate Mortgage Loans ("ARMs"): Loans in a           1-9 Prepayment
  mortgage pool that provide for a fixed initial                    Market
  mortgage interest rate for a specified period of time,            Credit
  after which the rate may be subject to periodic                   Regulatory
  adjustments.
  ----------------------------------------------------------------------------


                                      78
----

--------------------------------------------------------------------------------


                                                           FUND       RISK
 INSTRUMENT                                                CODE       TYPE
 -----------------------------------------------------------------------------
 Swaps, Caps and Floors: A Fund may enter into these     1-6, 8, 9 Management
 transactions to manage its exposure to changing                   Credit
 interest rates and other factors. Swaps involve an                Liquidity
 exchange of obligations by two parties. Caps and                  Market
 floors entitle a purchaser to a principal amount from
 the seller of the cap or floor to the extent that a
 specified index exceeds or falls below a
 predetermined interest rate or amount.
 -----------------------------------------------------------------------------
 New Financial Products: New options and futures         1-6, 8, 9 Management
 contracts and other financial products continue to be             Credit
 developed and the Funds may invest in such options,               Market
 contracts and products.                                           Liquidity
 -----------------------------------------------------------------------------
 Structured Instruments: Debt securities issued by             1-9 Market
 agencies and instrumentalities of the U.S.                        Liquidity
 government, banks, municipalities, corporations and               Management
 other businesses whose interest and/or principal                  Credit
 payments are indexed to foreign currency exchange                 Foreign
 rates, interest rates, or one or more other referenced            Investment
 indices.
 -----------------------------------------------------------------------------
 Municipal Bonds: Securities issued by a state or        1-5, 8, 9 Market
 political subdivision to obtain funds for various                 Credit
 public purposes. Municipal bonds include private                  Political
 activity bonds and industrial development bonds, as               Tax
 well as General Obligation Notes, Tax Anticipation                Regulatory
 Notes, Bond Anticipation Notes, Revenue
 Anticipation Notes, Project Notes, other short-term
 tax-exempt obligations, municipal leases, obligations
 of municipal housing authorities and single family
 revenue bonds.
 -----------------------------------------------------------------------------
 Zero Coupon Debt Securities: Bonds and other debt             1-9 Credit
 that pay no interest, but are issued at a discount from           Market
 their value at maturity. When held to maturity, their             Zero Coupon
 entire return equals the difference between their
 issue price and their maturity value.
 -----------------------------------------------------------------------------
 Zero-Fixed-Coupon Debt Securities: Zero coupon debt           1-9 Credit
 securities which convert on a specified date to                   Market
 interest bearing debt securities.                                 Zero Coupon
 -----------------------------------------------------------------------------


                                      79
----

--------------------------------------------------------------------------------


                                                            FUND       RISK
  INSTRUMENT                                                CODE       TYPE
  ----------------------------------------------------------------------------
  Stripped Mortgage-Backed Securities: Derivative multi-  1-6, 8, 9 Prepayment
  class mortgage securities usually structured with two             Market
  classes of shares that receive different proportions of           Credit
  the interest and principal from a pool of mortgage-               Regulatory
  backed obligations. These include IOs and POs.
  ----------------------------------------------------------------------------
  Inverse Floating Rate Instruments: Leveraged variable   1-6, 8, 9 Market
  rate debt instruments with interest rates that reset in           Leverage
  the opposite direction from the market rate of interest           Credit
  to which the inverse floater is indexed.
  ----------------------------------------------------------------------------
  Loan Participations and Assignments: Participations in, 1-5, 8, 9 Credit
  or assignments of all or a portion of loans to                    Political
  corporations or to governments, including                         Liquidity
  governments of the less developed countries ("LDCs").             Foreign
                                                                    Investment
                                                                    Market
  ----------------------------------------------------------------------------
  Fixed Rate Mortgage Loans: Investments in fixed rate          1-9 Credit
  mortgage loans or mortgage pools which bear simple                Prepayment
  interest at fixed annual rates and have short to long             Regulatory
  term final maturities.                                            Market
  ----------------------------------------------------------------------------
  Short-Term Funding Agreements: Funding agreements       1-5, 8, 9 Credit
  Issued by banks and highly rated U.S. insurance                   Liquidity
  companies such as Guaranteed Investment Contracts                 Market
  ("GICs") and Bank Investment Contracts ("BICs").
  ----------------------------------------------------------------------------
  Common Stock: Shares of ownership of a company.                 8 Market
  ----------------------------------------------------------------------------


                                      80
----

--------------------------------------------------------------------------------


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

..Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

..Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

..Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

..Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

..Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates


                                      81
----

--------------------------------------------------------------------------------


 typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

..Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

..Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

..Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgages and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

..Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

..Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.


                                      82
----

--------------------------------------------------------------------------------


If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118 or by writing the Funds at:

  ONE GROUP(R) MUTUAL FUNDS
  1111 POLARIS PARKWAY
  COLUMBUS, OHIO 43271-1235

  OR VISITING

  WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


TOG-I-122 (11/02)
[LOGO] ONE GROUP/R/
Mutual Funds

[LOGO] ONE GROUP/R/
Mutual Funds

FOR INSTITUTIONAL CLIENTS

BOND FUNDS

                 PROSPECTUS
                 Class I Shares
                 November 1, 2002


                 One Group(R) Bond Fund
                 One Group(R) High Yield Bond Fund


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                 FOR USE ONLY IN 401(K) PLANS

               --------

TABLE OF
   CONTENTS


FUND SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE
                             One Group Bond Fund   1
                                                 -----
                  One Group High Yield Bond Fund   6
                                                 -----



           MORE ABOUT THE FUNDS
Principal Investment Strategies   11
                                -----
               Investment Risks   13
                                -----
              Portfolio Quality   15
                                -----
  Temporary Defensive Positions   16
                                -----
             Portfolio Turnover   17
                                -----
         Purchasing Fund Shares   17
                                -----



PRIVACY POLICY   18
               -----



      SHAREHOLDER INFORMATION
                Voting Rights   20
                              -----
            Dividend Policies   20
                              -----
Tax Treatment of Shareholders   20
                              -----
        Shareholder Inquiries   21
                              -----



MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   22
                                     -----
                   The Fund Managers   22
                                     -----



            FINANCIAL HIGHLIGHTS   23
                                 -----
APPENDIX A: INVESTMENT PRACTICES   25
                                 -----


                 ---------------------
  ONE GROUP (R)      Bond Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.



                                      1
----

  FUND SUMMARY       Bond Fund



Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      2
----

  FUND SUMMARY       Bond Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995   1996   1997   1998    1999    2000   2001
-----  ------  ------  ------  -----  -----  -----  ------  ------  -----
6.57%  11.33%  -6.91%  23.68%  5.08%  9.92%  8.19%  -0.87%  12.12%  9.06%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.52%. The performance information for One Group Bond Fund for the periods prior to March 22, 1999 reflects the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

--------------------------------------------------------------------------------
Best Quarter:  7.61%  2Q1995      Worst Quarter:  -2.66%  1Q1994
--------------------------------------------------------------------------------



                                      3
----

  FUND SUMMARY       Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                              INCEPTION                                    PERFORMANCE
                            DATE OF CLASS         1 YEAR 5 YEARS 10 YEARS SINCE 12/31/83
          ------------------------------------------------------------------------------
          Class I              6/1/91             9.06%   7.59%   7.55%       9.42%
          ------------------------------------------------------------------------------
          Lehman Brothers Aggregate Bond Index/2/ 8.44%   7.43%   7.23%       9.62%
           (no deduction for fees or expenses)
          ------------------------------------------------------------------------------
          Lipper Intermediate U.S. Government Fund
           Index/3/                               7.57%   6.72%   6.21%         *
          ------------------------------------------------------------------------------

/1/The performance information for One Group Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations, and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
/*/Index did not exist.



                                      4
----

  FUND SUMMARY       Bond Fund


FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------
(expenses that are deducted from Fund assets) CLASS I
-----------------------------------------------------
 Investment Advisory Fees                       .60%
-----------------------------------------------------
 Other Expenses                                 .23%
-----------------------------------------------------
 Total Annual Fund Operating Expenses           .83%
-----------------------------------------------------
 Fee Waiver and/or Expense Reimbursement/1/    (.23%)
-----------------------------------------------------
 Net Expenses                                   .60%
-----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .60% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES


--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if either you redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

1 YEAR/1/         3 YEARS         5 YEARS         10 YEARS
-----------------------------------------------------------------
  $61              $242            $438            $1,004
-----------------------------------------------------------------
/1/Without contractual fee waivers, 1 Year expenses would be $85.



                                      5
----

                 ---------------------
  ONE GROUP (R)      High Yield Bond Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund's investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund's investments. For more information about the High Yield Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

WHAT IS A JUNK BOND?
A "junk bond" is a debt security that is rated below investment grade. (Junk bonds also include unrated securities that Banc One Investment Advisors or Banc One High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."



                                      6
----

  FUND SUMMARY       High Yield Bond Fund



MAIN RISKS

Junk Bond Risk. The Fund's main investment strategy is to invest in securities which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund's securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund's investments and the Fund's net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      7
----

  FUND SUMMARY       High Yield Bond Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1999    2000   2001
-----  ------  -----
3.26%  -3.53%  5.35%

/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -6.44%.

--------------------------------------------------------------------------------
Best Quarter:  5.61%  4Q2001      Worst Quarter:  -4.24%  3Q2001
--------------------------------------------------------------------------------



                                      8
----

  FUND SUMMARY       High Yield Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                           INCEPTION           PERFORMANCE
                                         DATE OF CLASS 1 YEAR SINCE 11/13/98
    ------------------------------------------------------------------------
    Class I                                11/13/98     5.35%      1.93%
    ------------------------------------------------------------------------
    CSFB High Yield Index/1/                            5.80%      2.63%
    ------------------------------------------------------------------------
    CSFB High Yield Index, Developed Countries Only/2/  6.25%          *
     (no deduction for fees or expenses)
    ------------------------------------------------------------------------
    Lipper High Yield Bond Fund Index/3/               -1.04%     -2.21%
    ------------------------------------------------------------------------

/1/The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Credit Suisse First Boston (CSFB) High Yield Index, Developed Countries
   Only is an unmanaged index (and a subindex of the CSFB High Yield Index) which contains only the issues of issuers from developed countries, excluding the issues of issuers from developing countries. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper High Yield Bond Fund Index is an unmanaged index typically comprised of the 30 largest mutual funds aimed at high current yields from fixed income securities. These funds have no quality or maturity restrictions and tend to invest in lower grade debt issues.
*Index did not exist.



                                      9
----

  FUND SUMMARY       High Yield Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .75%
             -----------------------------------------------------
              Other Expenses                                 .27%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses          1.02%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.12%)
             -----------------------------------------------------
              Net Expenses                                   .90%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .90% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $92      $313    $552    $1,237
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $104.



                                      10
----

                 ---------------------
  ONE GROUP (R)      More About the Funds




Each of the two funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes two mutual funds with a variety of investment objectives, including total return, current income, and capital appreciation. Banc One Investment Advisors selects securities for the Funds by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Funds attempt to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Funds are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities). In addition, the principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

                              FUNDAMENTAL POLICIES

Each Fund's investment strategy may involve "fundamental policies". A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that the Funds may also use strategies that are not described below, but which are described in the Statement of Additional Information.

ONE GROUP BOND FUND. The Fund invests in all types of debt securities rated as investment grade, (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

..As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.


                                      11
----

--------------------------------------------------------------------------------



..The Fund also may purchase taxable or tax-exempt municipal securities.

..The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

..The Fund's average weighted maturity will ordinarily range between four and twelve years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.


                       WHAT IS AVERAGE WEIGHTED MATURITY?

 Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms "Intermediate" and "Short-Term" in a Fund's name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund's portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

ONE GROUP HIGH YIELD BOND FUND. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by using a "bottom-up" research methodology.



                   WHAT IS A BOTTOM-UP RESEARCH METHODOLOGY?

 When Banc One High Yield Partners uses a bottom-up research methodology, it looks primarily at individual companies against the context of broader market factors.

For each issuer, Banc One High Yield Partners performs an in-depth analysis of the issuer including, business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, Banc

One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund's investments which are considered to be the most risky and having regular discussions with senior management of issuers of the Fund's investments.

..As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.


                                      12
----

--------------------------------------------------------------------------------



..Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock, and other debt securities, which are rated below investment grade or unrated. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. The Fund may invest up to 100% of the Fund's total assets in lower rated or unrated securities.

..Up to 20% of the Fund's total assets may be invested in other securities, including investment grade debt securities.

..The Fund's average weighted maturity will ordinarily range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

DERIVATIVES. The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks.

                             WHAT IS A DERIVATIVE?

 Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.



LOWER RATED SECURITIES. The Bond Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

HIGH YIELD/JUNK BONDS. The High Yield Bond Fund invests in high yield securities that are unrated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. You should not


                                      13
----

--------------------------------------------------------------------------------


invest in the High Yield Bond Fund unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

..Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer failed to pay principal or interest, the High Yield Bond Fund would experience a decrease in income and a decline in the market value of its investments. The High Yield Bond Fund also may incur additional expenses in seeking recovery from the issuer.

..Sensitivity to Interest Rate and Economic Changes. The income and market value of the High Yield Bond Fund's securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the High Yield Bond Fund's investments and the High Yield Bond Fund's net asset values may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. In 2000, 2001 and continuing in 2002 to the date of this prospectus, the default rate for high yield securities has significantly increased compared with prior periods.

..Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the High Yield Bond Fund's investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the High Yield Bond Fund's investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

..Liquidity. There may be no established secondary or public market for the High
 Yield Bond Fund's investments. In addition, a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers at times. As a result, the High Yield Bond Fund may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

..High Yield Bond Market. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

..Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons,


                                      14
----

--------------------------------------------------------------------------------


 the High Yield Bond Fund will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisor's or Banc One High Yield Partner's independent and ongoing review of credit quality. (Please see "Description of Ratings" in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the High Yield Bond Fund's investment objectives will be more dependent on Banc One Investment Advisor's or Banc One High Yield Partner's credit analysis than would be the case if the High Yield Bond Fund were investing in higher rated securities. The High Yield Bond Fund may seek to hedge investments through transactions in options, futures contracts and related options. The High Yield Bond Fund also may use swap agreements to further manage exposure to lower rated securities.

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more-established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund) will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund) must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, Banc One Investment Advisors (or Banc One High Yield Partners) will consider such an event in determining whether the Fund should continue to hold the security.

DEBT SECURITIES

..The Bond Fund may invest in debt securities rated in any of the four investment grade rating categories.

..The High Yield Bond Fund may purchase securities in ANY rating category.
 Please read "Fund Summaries: Investments, Risk & Performance" and "High Yield/Junk Bonds" for more information about the High Yield Bond Fund.


                                      15
----

--------------------------------------------------------------------------------



PREFERRED STOCK

..The Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

..The High Yield Bond Fund may invest in preferred stock in ANY rating category.

MUNICIPAL SECURITIES

..The Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories. Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations must be rated in the highest or second highest rating categories.

..The High Yield Bond Fund may invest in municipal securities rated in ANY category.

COMMERCIAL PAPER

..The Bond Fund may invest in commercial paper rated in the highest or second highest rating category.

..The High Yield Bond Fund may invest in commercial paper rated in ANY category.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income, and prevent the Funds from meeting their investment objectives.

                           WHAT IS A CASH EQUIVALENT?

  Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.


                                      16
----

--------------------------------------------------------------------------------



PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2002 is shown on the Financial Highlights.

PURCHASING FUND SHARES

HOW MUCH DO SHARES COST?
..Shares are sold at net asset value ("NAV").

..NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

..The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Fund's NAV is calculated, that security may be valued by another method that the Funds believe accurately reflects fair value.

..A Fund's NAV changes every business day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

..It is the responsibility of your Plan Administrator to send your purchase or redemption order to the Fund. Please contact your Plan Administrator for information regarding cut-off times for purchase and redemption requests.

..The Fund is open for business every day, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

HOW DO I BUY FUND SHARES?
..Please contact your Plan Administrator for information on participating in your company's plan.


                                      17
----

                 -----
  ONE GROUP (R)      Privacy Policy



One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   .Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   .Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

   .Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   .Information we receive from you on applications or other forms, on our website, or through other means;

   .Information we receive from you through transactions, correspondence and other communications with us; and

   .Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means



                                      18
----

--------------------------------------------------------------------------------


we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.


                                      19
----

                 ---------------------
  ONE GROUP (R)      Shareholder Information


VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

DIVIDEND POLICIES

DIVIDENDS
The Funds generally declares dividends on the last business day of each month. Dividends are distributed on the first business day of the next month after they are declared.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

DIVIDEND REINVESTMENT
You automatically will receive all income dividends and capital gains distributions in additional shares of the same Fund and class. The value of the shares distributed is the NAV determined immediately following the dividend record date.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS
Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis.

TAXATION OF RETIREMENT PLANS
Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAXATION OF ZERO COUPON SECURITIES
The Bond Fund may acquire certain securities issued with original issue discount (including zero coupon securities). Current federal tax laws require that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As an investment company, a Fund must pay out substantially all of its net investment



                                      20
----

--------------------------------------------------------------------------------


income each year, including any original issue discount. Accordingly, a Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors will select which securities to sell.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please contact your Plan Administrator.


                                      21
----

                 ---------------------
  ONE GROUP (R)      Management of One Group Mutual Funds


THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

THE SUB-ADVISOR

Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211), is the sub-advisor to the High Yield Bond Fund.
Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High
Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 2002, Banc One High Yield Partners managed over $900 million in assets.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                    ANNUAL RATE
                                                  AS PERCENTAGE OF
         FUND                                 AVERAGE DAILY NET ASSETS
         One Group(R) Bond Fund                        0.40%
         -------------------------------------------------------------
         One Group(R) High Yield Bond Fund/1/          0.64%
         -------------------------------------------------------------

/1/Includes fees paid by Banc One Investment Advisors to Banc One High Yield
   Partners, the sub-advisor to the High Yield Bond Fund.

THE FUND MANAGERS

The Funds are managed by a team of Fund managers and research analysts. The Fund managers work together to establish general duration, sector and yield curve strategies for the Funds. Each team members makes recommendations about securities to be purchased and sold in the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the Fund managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.




                                      22
----

                 ---------------------
  ONE GROUP (R)      Financial Highlights



The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                       SIX
                                                                      MONTHS           YEAR ENDED
                                       YEAR ENDED JUNE 30,            ENDED           DECEMBER 31,
                               ----------------------------------    JUNE 30,    ----------------------
BOND FUND CLASS I                 2002        2001        2000       1999(A)        1998        1997
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $10.59      $10.08      $10.34      $10.78        $10.59      $10.27
--------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income              0.69        0.67        0.65        0.35          0.65        0.66
  Net realized and unrealized
   gains (losses) from
   investments                       0.28        0.50       (0.26)      (0.44)         0.19        0.32
--------------------------------------------------------------------------------------------------------
Total from Investment
 Activities                          0.97        1.17        0.39       (0.09)         0.84        0.98
--------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income             (0.71)      (0.66)      (0.65)      (0.35)        (0.65)      (0.66)
  Net realized gains (losses)
   on investments                   (0.03)         --          --          --            --          --
--------------------------------------------------------------------------------------------------------
Total Distributions                 (0.74)      (0.66)     (.0.65)      (0.35)        (0.65)      (0.66)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                            $10.82      $10.59      $10.08      $10.34        $10.78      $10.59
--------------------------------------------------------------------------------------------------------
Total Return                        9.39%      11.85%       3.94%     (0.87)%(B)      8.17%       9.97%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
   (000)                       $2,874,707  $2,093,516  $1,687,041  $1,330,527    $1,277,246  $1,101,894
  Ratio of expenses to
   average net assets               0.60%       0.60%       0.60%       0.64%(C)      0.64%       0.61%
  Ratio of net investment
   income to average net
   assets                           6.35%       6.40%       6.44%       6.65%(C)      6.10%       6.41%
  Ratio of expenses to
   average net assets*              0.83%       0.83%       0.83%       0.75%(C)      0.64%       0.61%
  Portfolio turnover(D)            31.88%      20.58%      16.19%      10.89%        34.69%      17.60%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Bond Fund. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.



                                      23
----

--------------------------------------------------------------------------------



                                                                            NOVEMBER 13,
                                                   YEAR ENDED JUNE 30,        1998 TO
HIGH YIELD BOND FUND                          ----------------------------    JUNE 30,
CLASS I                                         2002      2001      2000      1999(A)
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $8.20     $8.90     $9.87      $10.00
-----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                           0.72      0.86      0.89        0.51
  Net realized and unrealized gains (losses)
   from investments                              (0.89)    (0.70)    (0.97)      (0.13)
-----------------------------------------------------------------------------------------
Total from Investment Activities                 (0.17)     0.16     (0.08)       0.38
-----------------------------------------------------------------------------------------
Distributions:
  Net investment income                          (0.72)    (0.86)    (0.89)      (0.51)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $7.31     $8.20     $8.90       $9.87
-----------------------------------------------------------------------------------------
Total Return                                   (2.34)%     1.89%   (0.75)%       3.80%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)           $468,111  $349,396  $218,780    $137,433
  Ratio of expenses to average net assets        0.90%     0.89%     0.88%       0.89%(C)
  Ratio of net investment income to
   average net assets                            9.21%    10.18%     9.63%       8.48%(C)
  Ratio of expenses to average net assets*       1.02%     1.01%     1.03%       1.18%(C)
  Portfolio turnover(D)                         34.02%    29.98%    35.14%      28.02%

* During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                      24
----

  ONE GROUP (R)      Appendix A
----------------------------------------



INVESTMENT PRACTICES

The Funds invest in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                        FUND NAME FUND CODE
-------------------------------------------
           One Group(R) Bond Fund     1
-------------------------------------------
One Group(R) High Yield Bond Fund     2
-------------------------------------------

                                                               FUND   RISK
   INSTRUMENT                                                  CODE   TYPE
   --------------------------------------------------------------------------
   U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and  1, 2 Market
   CUBES.
   --------------------------------------------------------------------------
   Treasury Receipts: TRs, TIGRs and CATS.                     1, 2 Market
   --------------------------------------------------------------------------
   U.S. Government Agency Securities: Securities issued by     1, 2 Market
   agencies and instrumentalities of the U.S. government.           Credit
   These include all types of securities issued by Ginnie Mae,
   Fannie Mae and Freddie Mac including funding notes and
   subordinated benchmark notes.
   --------------------------------------------------------------------------
   Certificates of Deposit: Negotiable instruments with a      1, 2 Market
   stated maturity.                                                 Credit
                                                                    Liquidity
   --------------------------------------------------------------------------
   Time Deposits: Non-negotiable receipts issued by a bank     1, 2 Liquidity
   in exchange for the deposit of funds.                            Credit
                                                                    Market
   --------------------------------------------------------------------------
   Repurchase Agreements: The purchase of a security and       1, 2 Credit
   the simultaneous commitment to return the security to            Market
   the seller at an agreed upon price on an agreed upon date.       Liquidity
   This is treated as a loan.
   --------------------------------------------------------------------------
   Reverse Repurchase Agreements: The sale of a security and   1, 2 Market
   the simultaneous commitment to buy the security back             Leverage
   at an agreed upon price on an agreed upon date. This is
   treated as a borrowing by a Fund.
   --------------------------------------------------------------------------
   Securities Lending: The lending of up to 33 1/3% of the     1, 2 Credit
   Fund's total assets. In return, the Fund will receive cash,      Market
   other securities and/or letters of credit as collateral.         Leverage
   --------------------------------------------------------------------------


                                      25
----

--------------------------------------------------------------------------------


                                                             FUND    RISK
   INSTRUMENT                                                CODE    TYPE
   -------------------------------------------------------------------------
   When-Issued Securities and Forward Commitments:           1, 2 Market
   Purchase or contract to purchase securities at a fixed         Leverage
   price for delivery at a future date.                           Liquidity
                                                                  Credit
   -------------------------------------------------------------------------
   Investment Company Securities: Shares of other            1, 2 Market
   mutual funds, including One Group money market
   funds and shares of other money market funds for
   which Banc One Investment Advisors or its affiliates
   serve as investment advisor or administrator. Banc
   One Investment Advisors will waive certain fees
   when investing in funds for which it serves as
   investment advisor to the extent required by law.
   -------------------------------------------------------------------------
   Convertible Securities: Bonds or preferred stock that     1, 2 Market
   can convert to common stock.                                   Credit
   -------------------------------------------------------------------------
   Call and Put Options: A call option gives the buyer the   1, 2 Management
   right to buy, and obligates the seller of the option to        Liquidity
   sell, a security at a specified price at a future date. A      Credit
   put option gives the buyer the right to sell, and              Market
   obligates the seller of the option to buy, a security at       Leverage
   a specified price at a future date. The Fund will sell
   covered call and secured put options.
   -------------------------------------------------------------------------
   Futures and Related Options: A contract providing for     1, 2 Management
   the future sale and purchase of a specified amount of          Market
   a specified security, class of securities, or an index at      Credit
   a specified time in the future and at a specified price.       Liquidity
                                                                  Leverage
   -------------------------------------------------------------------------
   Real Estate Investment Trusts ("REITs"): Pooled           1, 2 Liquidity
   investment vehicles that invest primarily in income-           Management
   producing real estate or real estate related loans or          Market
   interest.                                                      Regulatory
                                                                  Tax
                                                                  Prepayment
   -------------------------------------------------------------------------
   Bankers' Acceptances: Bills of exchange or time drafts    1, 2 Credit
   drawn on and accepted by a commercial bank.                    Liquidity
   Maturities are generally six months or less.                   Market
   -------------------------------------------------------------------------
   Commercial Paper: Secured and unsecured short-term        1, 2 Credit
   promissory notes issued by corporations and other              Liquidity
   entities. Maturities generally vary from a few days to         Market
   nine months.
   -------------------------------------------------------------------------


                                      26
----

--------------------------------------------------------------------------------


                                                            FUND    RISK
    INSTRUMENT                                              CODE    TYPE
    -----------------------------------------------------------------------
    Foreign Securities: Securities issued by foreign        1, 2 Market
    companies, as well as commercial paper of foreign            Political
    issuers and obligations of foreign banks, overseas           Liquidity
    branches of U.S. banks and supranational entities.           Foreign
                                                                 Investment
    -----------------------------------------------------------------------
    Restricted Securities: Securities not registered under  1, 2 Liquidity
    the Securities Act of 1933, such as privately placed         Market
    commercial paper and Rule 144A securities.                   Credit
    -----------------------------------------------------------------------
    Variable and Floating Rate Instruments: Obligations     1, 2 Credit
    with interest rates which are reset daily, weekly,           Liquidity
    quarterly or some other period and which may be              Market
    payable to the Fund on demand.
    -----------------------------------------------------------------------
    Preferred Stock: A class of stock that generally pays a 1, 2 Market dividend at a specified rate and has preference over
    common stock in the payment of dividends and in
    liquidation.
    -----------------------------------------------------------------------
    Mortgage-Backed Securities: Debt obligations secured    1, 2 Prepayment
    by real estate loans and pools of loans. These include       Market
    collateralized mortgage obligations ("CMOs"), and            Credit
    Real Estate Mortgage Investment Conduits                     Regulatory
    ("REMICs").
    -----------------------------------------------------------------------
    Corporate Debt Securities: Corporate bonds and non-     1, 2 Market
    convertible debt securities.                                 Credit
    -----------------------------------------------------------------------
    Demand Features: Securities that are subject to puts    1, 2 Market
    and standby commitments to purchase the securities           Liquidity
    at a fixed price (usually with accrued interest) within      Management
    a fixed period of time following demand by a Fund.
    -----------------------------------------------------------------------
    Asset-Backed Securities: Securities secured by          1, 2 Prepayment
    company receivables, home equity loans, truck and            Market
    auto loans, leases, credit card receivables and other        Credit
    securities backed by other types of receivables or           Regulatory
    other assets.
    -----------------------------------------------------------------------
    Mortgage Dollar Rolls: A transaction in which a Fund    1, 2 Prepayment
    sells securities for delivery in a current month and         Market
    simultaneously contracts with the same party to              Regulatory
    repurchase similar but not identical securities on a
    specified future date.
    -----------------------------------------------------------------------
    Adjustable Rate Mortgage Loans ("ARMs"): Loans in a     1, 2 Prepayment
    mortgage pool that provide for a fixed initial               Market
    mortgage interest rate for a specified period of time,       Credit
    after which the rate may be subject to periodic              Regulatory
    adjustments.
    -----------------------------------------------------------------------


                                      27
----

--------------------------------------------------------------------------------


                                                          FUND     RISK
    INSTRUMENT                                            CODE     TYPE
    ------------------------------------------------------------------------
    Swaps, Caps and Floors: A Fund may enter into these   1, 2 Management
    transactions to manage its exposure to changing            Credit
    interest rates and other factors. Swaps involve an         Liquidity
    exchange of obligations by two parties. Caps and           Market
    floors entitle a purchaser to a principal amount from
    the seller of the cap or floor to the extent that a
    specified index exceeds or falls below a
    predetermined interest rate or amount.
    ------------------------------------------------------------------------
    New Financial Products: New options and futures       1, 2 Management
    contracts and other financial products continue to be      Credit
    developed and the Fund may invest in such options,         Market
    contracts and products.                                    Liquidity
    ------------------------------------------------------------------------
    Structured Instruments: Debt securities issued by     1, 2 Market
    agencies and instrumentalities of the U.S.                 Liquidity
    government, banks, municipalities, corporations and        Management
    other businesses whose interest and/or principal           Credit
    payments are indexed to foreign currency exchange          Foreign
    rates, interest rates or one or more other referenced      Investment
    indices.
    ------------------------------------------------------------------------
    Municipal Bonds: Securities issued by a state or      1, 2 Market
    political subdivision to obtain funds for various          Credit
    public purposes. Municipal bonds include private           Political Tax
    activity bonds and industrial development bonds, as        Regulatory
    well as General Obligation Notes, Tax Anticipation
    Notes, Bond Anticipation Notes, Revenue
    Anticipation Notes, Project Notes, other short-term
    tax-exempt obligations, municipal leases,
    obligations of municipal housing authorities and
    single family revenue bonds.
    ------------------------------------------------------------------------
    Zero Coupon Debt Securities: Bonds and other debt     1, 2 Credit
    that pay no interest, but are issued at a discount         Market
    from their value at maturity. When held to maturity,       Zero Coupon
    their entire return equals the difference between
    their issue price and their maturity value.
    ------------------------------------------------------------------------
    Zero-Fixed-Coupon Debt Securities: Zero coupon debt   1, 2 Credit
    securities which convert on a specified date to            Market
    interest bearing debt securities.                          Zero Coupon
    ------------------------------------------------------------------------


                                      28
----

--------------------------------------------------------------------------------


                                                            FUND    RISK
    INSTRUMENT                                              CODE    TYPE
    -----------------------------------------------------------------------
    Stripped Mortgage-Backed Securities: Derivative multi-  1, 2 Prepayment
    class mortgage securities usually structured with two        Market
    classes of shares that receive different proportions of      Credit
    the interest and principal from a pool of mortgage-          Regulatory
    backed obligations. These include IOs and POs.
    -----------------------------------------------------------------------
    Inverse Floating Rate Instruments: Floating rate debt   1, 2 Market
    instruments with interest rates that reset in the            Leverage
    opposite direction from the market rate of interest to       Credit
    which the inverse floater is indexed.
    -----------------------------------------------------------------------
    Loan Participations and Assignments: Participations in, 1, 2 Credit
    or assignments of all or a portion of loans to               Political
    corporations or to governments, including                    Liquidity
    governments of the less developed countries ("LDCs").        Foreign
                                                                 Investment
                                                                 Market
    -----------------------------------------------------------------------
    Fixed Rate Mortgage Loans: Investments in fixed rate    1, 2 Credit
    mortgage loans or mortgage pools which bear simple           Prepayment
    interest at fixed annual rates and have short- to long-      Regulatory
    term final maturities.                                       Market
    -----------------------------------------------------------------------
    Short-Term Funding Agreements: Agreements issued        1, 2 Credit
    by banks and highly rated U.S. insurance companies           Liquidity
    such as Guaranteed Investment Contracts ("GICs") and         Market
    Bank Investment Contracts ("BICs").
    -----------------------------------------------------------------------
    Warrants: Securities, typically issued with preferred   2    Market
    stock or bonds, that give the holder the right to buy a      Credit
    proportionate amount of common stock at a specified
    price.
    -----------------------------------------------------------------------
    Common Stock: Shares of ownership of a company          2    Market
    -----------------------------------------------------------------------


                                      29
----

--------------------------------------------------------------------------------


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

..Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

..Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

..Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

..Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

..Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates.


                                      30
----

--------------------------------------------------------------------------------


 A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

..Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes and governmental collapse and war.

..Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

..Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

..Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

..Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.


                                      31
----

--------------------------------------------------------------------------------


If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118, or by writing the Funds at:

  ONE GROUP(R) MUTUAL FUNDS
  1111 POLARIS PARKWAY
  COLUMBUS, OHIO 43271-1235

  OR VISITING

  WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


TOG-F-228 (11/02)
[LOGO] ONE GROUP/R/
Mutual Funds

Money Market Funds

P R O S P E C T U S

November 1, 2002

Class A Shares
Class B Shares
Class C Shares

[LOGO] ONE GROUP(R)

One Group(R) Prime Money Market Fund
One Group(R) U.S. Treasury Securities Money Market Fund
One Group(R) U.S. Government Securities Money Market Fund
One Group(R) Municipal Money Market Fund
One Group(R) Michigan Municipal Money Market Fund
One Group(R) Ohio Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF
   CONTENTS

       FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
                     One Group Prime Money Market Fund   1
                                                       -----
  One Group U.S. Treasury Securities Money Market Fund   4
                                                       -----
One Group U.S. Government Securities Money Market Fund   7
                                                       -----
                 One Group Municipal Money Market Fund   9
                                                       -----
        One Group Michigan Municipal Money Market Fund   12
                                                       -----
            One Group Ohio Municipal Money Market Fund   16
                                                       -----


           MORE ABOUT THE FUNDS
Principal Investment Strategies   19
                                -----
               Investment Risks   22
                                -----
 Portfolio Quality and Maturity   24
                                -----
  Temporary Defensive Positions   24
                                -----


HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares   25
                                               -----
                                 Sales Charges   29
                                               -----
           Sales Charge Reductions and Waivers   31
                                               -----
                        Exchanging Fund Shares   32
                                               -----
                         Redeeming Fund Shares   33
                                               -----


PRIVACY POLICY   37
               -----


           SHAREHOLDER INFORMATION
                     Voting Rights   39
                                   -----
                 Dividend Policies   39
                                   -----
     Tax Treatment of Shareholders   40
                                   -----
Shareholder Statements and Reports   41
                                   -----


MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   42
                                     -----
                       Advisory Fees   42
                                     -----


            FINANCIAL HIGHLIGHTS   43
                                 -----
APPENDIX A: INVESTMENT PRACTICES   48
                                 -----


                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Prime Money Market Fund

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund's main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Prime Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit

--------------------------------------------------------------------------------
                                        1

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Prime Money Market Fund

Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.22%  2.71%  3.83%  5.57%  4.94%  5.06%  5.04%  4.69%  5.84%  3.55%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.95%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered.

--------------------------------------------------------------------------------
Best Quarter:  1.50%  4Q2000      Worst Quarter:  .47%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                     INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                   DATE OF CLASS                         SINCE 1/1/87
           Class A    2/18/92     3.55%  4.83%    4.44%      5.31%
           ----------------------------------------------------------
           Class B   11/12/96     2.78%  4.05%    3.66%      4.52%
           ----------------------------------------------------------
           Class C    5/31/00     2.77%  4.05%    3.66%      4.52%
           ----------------------------------------------------------

/1/Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-480-4111 OR VISIT WWW.ONEGROUP.COM.

--------------------------------------------------------------------------------
                                      2

         ------------------



Prime Money Market Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A CLASS B CLASS C
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases              NONE    NONE    NONE
-----------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                          NONE   5.00%   1.00%
-----------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE    NONE    NONE
-----------------------------------------------------------------------------------
Exchange Fee                                                  NONE    NONE    NONE
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A CLASS B CLASS C
-----------------------------------------------------------------------------------
Investment Advisory Fees                                      .35%    .35%    .35%
-----------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .25%   1.00%   1.00%
-----------------------------------------------------------------------------------
Other Expenses                                                .20%    .20%    .20%
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          .80%   1.55%   1.55%
-----------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/                   (.03%)  (.03%)  (.03%)
-----------------------------------------------------------------------------------
Net Expenses                                                  .77%   1.52%   1.52%
-----------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .77% for Class A shares, to 1.52% for Class B shares, and to 1.52% for Class C shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/  $ 79      $  655       $  155       $  255       $  155
     ---------------------------------------------------------------------
     3 Years     252         787          487          487          487
     ---------------------------------------------------------------------
     5 Years     441       1,042          842          842          842
     ---------------------------------------------------------------------
     10 Years    987       1,641        1,641        1,843        1,843
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 year expenses would be as follows:

                 Class A                                  $ 82
                 Class B (with redemption)                $658
                 Class B (no redemption)                  $158
                 Class C (with redemption)                $258
                 Class C (no redemption)                  $158

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                        3

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

U.S. Treasury Securities Money Market Fund

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund's main investment strategies?

The Fund invests exclusively in U. S. Treasury bills, notes and other obligations issued or guaranteed by the U. S. Treasury, and repurchase agreements collateralized by such obligations. The Fund will comply with SEC rules applicable to all money market funds including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Treasury Securities Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                      4

U.S. Treasury Securities Money Market Fund

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.00%  2.56%  3.59%  5.36%  4.82%  4.87%  4.77%  4.32%  5.53%  3.28%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.93%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered.

--------------------------------------------------------------------------------
Best Quarter:  1.45%  4Q2000      Worst Quarter:  .44%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                     INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                   DATE OF CLASS                         SINCE 1/1/87
           Class A    2/18/92     3.28%  4.55%    4.20%      5.03%
           ----------------------------------------------------------
           Class B   11/12/96     2.51%  3.77%    3.43%      4.24%
           ----------------------------------------------------------
           Class C    5/31/00     2.51%  3.77%    3.43%      4.24%
           ----------------------------------------------------------

/1/Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-480-4111 OR VISIT WWW.ONEGROUP.COM.

--------------------------------------------------------------------------------
                                        5

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

U.S. Treasury Securities Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                CLASS A CLASS B CLASS C
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases              NONE    NONE    NONE
-----------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                          NONE   5.00%   1.00%
-----------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)

Redemption Fee                                                NONE    NONE    NONE
-----------------------------------------------------------------------------------
Exchange Fee                                                  NONE    NONE    NONE
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)               CLASS A CLASS B CLASS C
-----------------------------------------------------------------------------------
Investment Advisory Fees                                      .35%    .35%    .35%
-----------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                    .25%   1.00%   1.00%
-----------------------------------------------------------------------------------
Other Expenses                                                .18%    .18%    .18%
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          .78%   1.53%   1.53%
-----------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/                   (.01%)  (.01%)  (.01%)
-----------------------------------------------------------------------------------
Net Expenses                                                  .77%   1.52%   1.52%
-----------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .77% for Class A shares, to 1.52% for Class B shares and to 1.52% for Class C shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

               CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                         ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                       REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                        THE END OF                THE END OF
                        EACH PERIOD               EACH PERIOD
     ---------------------------------------------------------------------
     1 Year/1/  $ 79      $  655       $  155       $  255       $  155
     ---------------------------------------------------------------------
     3 Years     248         782          482          482          482
     ---------------------------------------------------------------------
     5 Years     432       1,033          833          833          833
     ---------------------------------------------------------------------
     10 Years    965       1,620        1,620        1,823        1,823
     ---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 year expenses would be as follows:

                        Class A                     $ 80
                        Class B (with redemption)   $656
                        Class B (no redemption)     $156
                        Class C (with redemption)   $256
                        Class C (no redemption)     $156

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

--------------------------------------------------------------------------------
                                      6

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------









FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

U.S. Government Securities
Money Market Fund

What is the goal of the Fund?

The Fund seeks high current income consistent with liquidity and stability of principal.

What are the Fund's main investment strategies?

The Fund invests in short-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Government Securities Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

This section normally would include a bar chart and average annual total return table. The U.S. Government Securities Money Market Fund does not have a full calendar year of investment returns. However, to obtain the Fund's current yield information, please call toll-free 1-800-480-4111 or visit www.onegroup.com.

--------------------------------------------------------------------------------
                                        7

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

U.S. Government Securities Money Market Fund



Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                          CLASS A CLASS C
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                        NONE    NONE
-------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                    NONE   1.00%
-------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                          NONE    NONE
-------------------------------------------------------------------------------------
Exchange Fee                                                            NONE    NONE
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                         CLASS A CLASS C
-------------------------------------------------------------------------------------
Investment Advisory Fees                                                .35%    .35%
-------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                              .25%   1.00%
-------------------------------------------------------------------------------------
Other Expenses                                                          .19%    .19%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    .79%   1.54%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/                             (.02%)  (.02%)
-------------------------------------------------------------------------------------
Net Expenses                                                            .77%   1.52%
-------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .77% for Class A shares and to 1.52% for Class C shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                            CLASS A    CLASS C      CLASS C

                                      ASSUMING    ASSUMING NO
                                    REDEMPTION AT REDEMPTION
                                     THE END OF
                                     EACH PERIOD
                  -------------------------------------------
                  1 Year/1/  $ 79      $  255       $  155
                  -------------------------------------------
                  3 Years     250         484          484
                  -------------------------------------------
                  5 Years     437         838          838
                  -------------------------------------------
                  10 Years    976       1,833        1,833
                  -------------------------------------------

/1/Without contractual fee waivers, 1 year expenses would be as follows:

                         Class A                   $ 81
                         Class C (with redemption) $257
                         Class C (no redemption)   $157

--------------------------------------------------------------------------------
                                      8

                                    [GRAPHIC]




      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE
Municipal Money Market Fund

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

What are the Fund's main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These instruments include short-term municipal securities, which provide tax-exempt income. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

--------------------------------------------------------------------------------
                                        9

         ONE GROUP(R)
         -----------------------------------------------------------------------



FUND SUMMARY

Municipal Money Market Fund

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.17%  1.90%  2.28%  3.35%  2.91%  3.05%  2.85%  2.66%  3.54%  2.15%
/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.64%. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered.

--------------------------------------------------------------------------------
Best Quarter:  .93%  4Q2000      Worst Quarter:  .31%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                     INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                   DATE OF CLASS                         SINCE 6/4/87
           Class A    2/18/92     2.15%  2.85%    2.68%      3.39%
           ----------------------------------------------------------

/1/ Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-480-4111 OR VISIT WWW.ONEGROUP.COM.

--------------------------------------------------------------------------------
                                      10

Municipal Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                                         CLASS A
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                       NONE
--------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                                   NONE
--------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                                         NONE
--------------------------------------------------------------------------------------------
Exchange Fee                                                                           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                                        CLASS A
--------------------------------------------------------------------------------------------
Investment Advisory Fees                                                               .35%
--------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                             .25%
--------------------------------------------------------------------------------------------
Other Expenses                                                                         .18%
--------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .78%
--------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/                                            (.06%)
--------------------------------------------------------------------------------------------
Net Expenses                                                                           .72%
--------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .72% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                                         CLASS A
                ------------------------------------------------
                1 Year/1/                                 $ 74
                ------------------------------------------------
                3 Years                                    243
                ------------------------------------------------
                5 Years                                    427
                ------------------------------------------------
                10 Years                                   960
                ------------------------------------------------

/1/Without contractual fee waivers, 1 year expenses would be $80.

--------------------------------------------------------------------------------
                                        11

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Michigan Municipal Money Market Fund

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund's main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund's investments.

--------------------------------------------------------------------------------
                                      12

Michigan Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions
BAR CHART (per calendar year)/1,2/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.40%  1.83%  2.30%  3.32%  2.93%  3.00%  2.76%  2.61%  3.49%  2.10%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.60%.
/2/Performance data includes the performance of the Pegasus Michigan Municipal
   Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:  .92%  4Q2000      Worst Quarter:  .30%  4Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        13

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Michigan Municipal Money Market Fund

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                  DATE OF CLASS                         SINCE 1/31/91
          Class A    1/31/91     2.10%  2.79%    2.67%      2.77%
          -----------------------------------------------------------

/1/Performance data includes the performance of the Pegasus Michigan Municipal
   Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-480-4111 OR VISIT WWW.ONEGROUP.COM.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                                         CLASS A CLASS C
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                       NONE    NONE
----------------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                                   NONE   1.00%
----------------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                                         NONE    NONE
----------------------------------------------------------------------------------------------------
Exchange Fee                                                                           NONE    NONE
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                                        CLASS A CLASS C
----------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                               .35%    .35%
----------------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                             .25%   1.00%
----------------------------------------------------------------------------------------------------
Other Expenses                                                                         .20%    .20%
----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .80%   1.55%
----------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/                                            (.06%)  (.06%)
----------------------------------------------------------------------------------------------------
Net Expenses                                                                           .74%   1.49%
----------------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .74% for Class A shares, and to 1.49% for Class C shares for the period beginning November 1, 2002, and ending October 31, 2003.

--------------------------------------------------------------------------------
                                      14

Michigan Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                            CLASS A    CLASS C      CLASS C

                                                      ASSUMING    ASSUMING NO
                                                    REDEMPTION AT REDEMPTION
                                                     THE END OF
                                                     EACH PERIOD
   --------------------------------------------------------------------------
   1 Year/1/                                 $ 76      $  252       $  152
   --------------------------------------------------------------------------
   3 Years                                    249         484          484
   --------------------------------------------------------------------------
   5 Years                                    438         839          839
   --------------------------------------------------------------------------
   10 Years                                   984       1,840        1,840
   --------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 year expenses would be as follows:

               Class A                                       $ 82
               Class C (with redemption)                     $258
               Class C (no redemption)                       $158

--------------------------------------------------------------------------------
                                        15

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Ohio Municipal Money Market Fund

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund's main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund's investments.

--------------------------------------------------------------------------------
                                      16

Ohio Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----
2.35%  3.30%  2.88%  3.08%  2.88%  2.63%  3.47%  2.13%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.58%.

--------------------------------------------------------------------------------
Best Quarter:  .91%  2Q2000      Worst Quarter:  .32%  4Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        17

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Ohio Municipal Money Market Fund

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                  DATE OF CLASS                         SINCE 1/26/93
          Class A    1/26/93     2.13%  2.84%     NA        2.76%
          -----------------------------------------------------------

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-480-4111 OR VISIT WWW.ONEGROUP.COM.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  ---------------------------------------------------------------------------
  (fees paid directly from your investment)/1/                CLASS A CLASS C
  ---------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on Purchases              NONE    NONE
  ---------------------------------------------------------------------------
   (as a percentage of offering price)

  Maximum Deferred Sales Charge (Load)                          NONE   1.00%
  ---------------------------------------------------------------------------
   (as a percentage of original purchase price of redemption
   proceeds, as applicable)

  Redemption Fee                                                NONE    NONE
  ---------------------------------------------------------------------------
  Exchange Fee                                                  NONE    NONE
  ---------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  ---------------------------------------------------------------------------
  (expenses that are deducted from Fund assets)               CLASS A CLASS C
  ---------------------------------------------------------------------------
  Investment Advisory Fees                                      .30%    .30%
  ---------------------------------------------------------------------------
  Distribution [and/or Service] (12b-1) Fees                    .25%   1.00%
  ---------------------------------------------------------------------------
  Other Expenses                                                .20%    .20%
  ---------------------------------------------------------------------------
  Total Annual Fund Operating Expenses                          .75%   1.50%
  ---------------------------------------------------------------------------
  Fee Waiver and/or Expense Reimbursement/2/                   (.03%)  (.03%)
  ---------------------------------------------------------------------------
  Net Expenses                                                  .72%   1.47%
  ---------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee and/or an annual $10.00 IRA account maintenance fee may be applicable.
/2/Banc One Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .72% for Class A shares and to 1.47% for Class C shares for the period beginning November 1, 2002, and ending October 31, 2003.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                            CLASS A    CLASS C      CLASS C

                                                      ASSUMING    ASSUMING NO
                                                    REDEMPTION AT REDEMPTION
                                                     THE END OF
                                                     EACH PERIOD
   --------------------------------------------------------------------------
   1 Year/1/                                 $ 74      $  250       $  150
   --------------------------------------------------------------------------
   3 Years                                    237         471          471
   --------------------------------------------------------------------------
   5 Years                                    414         816          816
   --------------------------------------------------------------------------
   10 Years                                   928       1,788        1,788
   --------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 year expenses would be as follows:

                 Class A                                  $ 77
                 Class C (with redemption)                $253
                 Class C (no redemption)                  $153

--------------------------------------------------------------------------------
                                      18

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





More About the Funds

Each of the six funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------
Principal Investment Strategies

The mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

                             FUNDAMENTAL POLICIES

   A Fund's investment strategy may involve "fundamenta

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund may also use strategies that are not described below, but which are described in the Statement of Additional Information.

---
ONE GROUP PRIME MONEY MARKET FUND.

.. The Fund invests only in U.S. denominated securities.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

.. The Fund invests exclusively in money market instruments. These include:

 1.corporate notes;

 2.commercial paper;

 3.funding agreements;

 4.certificates of deposit; and

 5.bank obligations.

.. Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to

--------------------------------------------------------------------------------
                                        19
  adverse economic conditions and if investing less than that amount appears to be in the best interest of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

.. The Fund may lend its securities.

                      WHAT IS AVERAGE WEIGHTED MATURITY?
Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund's sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.


---
ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND.

.. As a matter of fundamental policy, the Fund invests exclusively in U.S.
  Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreement collateralized by such obligations.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

---
ONE GROUP U.S. GOVERNMENT SECURITIES MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

---
ONE GROUP MUNICIPAL MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax.

.. The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax.

.. The Fund may invest as much as 100% of its assets in municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest.

--------------------------------------------------------------------------------
                                      20

.. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read "Investment Practices" in Appendix A.

---
ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

.. The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

.. The Fund also may invest up to 20% of its total assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

.. The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled, "Tax Treatment of Shareholders" before you invest.

.. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

---
ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

.. The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

.. The Fund also may invest up to 20% of its total assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

--------------------------------------------------------------------------------
                                        21

.. The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest.

.. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

--------------------------------------------------------------------------------
Investment Risks

The risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus. Additional risks are described below.

---
NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

---
DIVERSIFICATION. The Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a "diversified" fund. In addition, each Fund's investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

---
THE MICHIGAN ECONOMY. The Michigan Municipal Money Market Fund's investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

---
THE OHIO ECONOMY. The Ohio Municipal Money Market Fund's investments are concentrated in Ohio. While Ohio's economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

---
FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates

--------------------------------------------------------------------------------
                                      22
increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease if the value of a Fund's investments increases and decreases to an extent greater than anticipated by the investment advisor. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

---
PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

---
DERIVATIVES. Each Fund other than the U.S. Treasury Securities Market Fund may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.


                             WHAT IS A DERIVATIVE?

   Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

---
ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of One Group Mutual Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read "Fund Summaries: Investments, Risk & Performance", Appendix A and the Statement of Additional Information.

Additional investment policies can be found in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                        23

--------------------------------------------------------------------------------
Portfolio Quality and Maturity

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent.

Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund's assets (although there is no limit on government securities.)

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

--------------------------------------------------------------------------------
Temporary Defensive Positions
To respond to unusual market conditions, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than longer-term investments, produce taxable income, and prevent the Funds from meeting their investment objectives.

                     WHAT IS A CASH EQUIVALENT?

   Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

--------------------------------------------------------------------------------
                                      24

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------

Purchasing Fund Shares

Where can I buy shares?

You may purchase Fund shares:

.. From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

.. Directly from One Group through One Group Dealer Services, Inc. (the
  "Distributor").

When can I buy shares?

.. Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas Day.

.. Purchase requests will be effective on the day received and you will be eligible to receive dividends declared the same day, if such purchase orders are received:

  (i) before 12:00 noon Eastern Time ("ET") for the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund;

  (ii) before 4:00 p.m. ET for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.

.. In addition, the Funds' Custodian, State Street Bank and Trust Company, must receive "federal funds" before the times listed above. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company.

.. On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, purchase requests received after the NYSE closes will be effective the following business day.

.. If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

.. The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

--------------------------------------------------------------------------------
                                        25

.. Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

This prospectus offers Class A, Class B, and Class C shares, all of which are available to the general public.

.. Each class of shares has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales charges and expenses applicable to each class of shares. Sales charges are discussed in the section of this prospectus entitled "Sales Charges".

.. ONE GROUP FUND DIRECT IRA AND 403(B). One Group offers retirement plans.
  These plans allow participants to defer taxes while their retirement savings grow. An annual $10.00 account maintenance fee is charged to your IRA account (as defined by social security number) if the value of all of your accounts with One Group is less than $10,000. Shares of the Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund may not be held in Fund Direct IRA or 403(b) accounts. Call 1-800-480-4111 for an Adoption Agreement.

How much do shares cost?

.. Shares are sold at net asset value ("NAV").

.. NAV per share is calculated by dividing the total market value of a Fund's investments and other assets (minus expenses) by the number of outstanding shares. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

.. NAV is calculated each business day as of:

  (i)12:00 noon ET for the Municipal Money Market Fund, Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund;

 (ii)4:00 p.m. ET for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.


On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, NAV will be calculated as of the time the NYSE closes.

How do I open an account?

1.Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you.

2.Decide how much you want to invest.

   . The minimum initial investment is $1,000 per Fund.

   . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

   . Subsequent investments must be at least $25 per Fund.

   . Class B shares may be purchased only in connection with exchanges from Class B shares of another fund. This is because Class A shares are offered with no sales charge and have lower expenses.

   . These minimums may be waived.


--------------------------------------------------------------------------------
                                      26

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

 . Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.

4.Send the completed application and a personal check to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

  If you choose to pay by wire, please call 1-800-480-4111 and authorize a wire to:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY & SHAREHOLDER SERVICES
  ABA 011 000 028
  DDA 99034167
  FBO ONE GROUP FUND
   (EX: ONE GROUP PRIME MONEY MARKET FUND-A)
  YOUR ACCOUNT NUMBER
   (EX: 123456789)
  YOUR ACCOUNT REGISTRATION
   (EX: JOHN SMITH & MARY SMITH, JTWROS)

5.All checks must be in U.S. dollars. One Group does not accept starter checks, credit card checks or "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

  ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

 . One Group Mutual Funds;

 . The specific Fund in which you are investing; or

 . One Group Mutual Funds for the Benefit of (your name), if making a contribution to a Fund Direct IRA.

  Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6.Each time you purchase One Group shares by check or ACH, there is a five (5) business day holding period before you can redeem those shares. This gives One Group time to receive and collect money to cover your investment.

7.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8.If you have any questions, contact your Shareholder Servicing Agent or call
  1-800-480-4111.

--------------------------------------------------------------------------------
                                        27

Can I purchase shares over the telephone?
Yes. Simply select this option on your Account Application Form and then:

.. Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

.. Authorize a bank transfer or initiate a wire transfer to the following wire address:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY & SHAREHOLDER SERVICES
  ABA 011 000 028
  DDA 99034167
  FBO ONE GROUP FUND
    (EX: ONE GROUP PRIME MONEY MARKET FUND-A)
  YOUR ACCOUNT NUMBER
    (EX: 123456789)
  YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

.. One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

.. You may revoke your right to make purchases over the telephone by sending a letter to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000 per Fund. To establish a Systematic Investment Plan:

.. Select the "Systematic Investment Plan" option on the Account Application
  Form.

.. Provide the necessary information about the bank account from which your investments will be made.

.. Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

.. One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

.. You may revoke your election to make systematic investments by calling
  1-800-480-4111 or by sending a letter to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

May I write checks on my account?

Class A shareholders may write checks for $250 or more.

.. Checks may be payable to any person and your account will continue to earn dividends until the check clears.

--------------------------------------------------------------------------------
                                      28

.. Checks are free, but your bank or the payee may charge you for stop payment orders, insufficient funds, or other valid reasons.

.. You cannot use this option to close your account because of the difficulty of determining the exact value of your account.

.. You must wait ten (10) calendar days before you can write a check against shares purchased by a check.

To Select This Option

.. Select the "Check Writing" option on the Account Application Form.

.. Complete, sign and return a signature card and other forms sent to you by State Street Bank and Trust Company. You will receive a supply of checks that will be drawn on State Street Bank and Trust Company.

Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

.. After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

.. You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

.. If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

--------------------------------------------------------------------------------

Sales Charges

The Distributor compensates Shareholder Servicing Agents who sell shares of One Group. Compensation comes from sales charges, 12b-1 fees, and payments by the Distributor and the Funds' investments advisor from their own resources. The tables below show the sales charges for each class of shares and the percentage of your investment that is paid as commission to a Shareholder Servicing Agent. Class A shares do not assess a sales charge.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

----------------------------------------------

                          YEARS     CDSC AS A PERCENTAGE
                          SINCE       OF DOLLAR AMOUNT
                         PURCHASE    SUBJECT TO CHARGE
                           0-1             5.00%
                        --------------------------------
                           1-2             4.00%
                        --------------------------------
                           2-3             3.00%
                        --------------------------------
                           3-4             3.00%
                        --------------------------------
                           4-5             2.00%
                        --------------------------------
                           5-6             1.00%
                        --------------------------------
                        MORE THAN 6        NONE
                        --------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

--------------------------------------------------------------------------------
                                        29

CLASS C SHARES
Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

----------------------------------------------

                          YEARS       CDSC AS A PERCENTAGE
                          SINCE         OF DOLLAR AMOUNT
                         PURCHASE      SUBJECT TO CHARGE
                        0-1                  1.00%
                     -------------------------------------
                     AFTER FIRST YEAR        NONE
                     -------------------------------------

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED:

.. The Fund assumes that all purchases made in a given month were made on the first day of the month.

.. For Class B and Class C shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B and Class shares purchased on or after November 1, 2002, the CDSC is based on the original cost of the shares.

.. No CDSC is assessed on shares acquired through reinvestment of dividends or capital gains distributions.

.. To keep your CDSC as low as possible, the Fund first will redeem the shares you have acquired through dividend reinvestment followed by shares you held for the longest time and thus have the lowest CDSC.

.. If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

12b-1 FEES
Each One Group Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called "12b-1 fees." 12b-1 fees are paid by One Group to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

 1.Class A shares pay a 12b-1 fee of .25% of the average daily net assets of the Fund.

 2.Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------
                                      30

.. The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees totaling .25% of the average daily net assets of Class A and 1.00% of the average daily net assets of Class B and Class C shares, respectively.

.. The Distributor may pay 12b-1 fees to its affiliates, including Banc One
  Investment Advisors, or any sub-advisor.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

WAIVER OF THE CLASS B AND CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class B or Class C shares of the
Funds:

 1.If you withdraw no more than 10% of the current balance of a Fund in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I redeem on a systematic basis?."

 2.If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

 3.That represent a required minimum distribution from your One Group IRA
   Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

 4.Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

 5.Exchanged for Class B or Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I pay a sales charge on an exchange?."

 6.If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.


--------------------------------------------------------------------------------
                                        31

WAIVER QUALIFICATIONS
To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice.

--------------------------------------------------------------------------------

Exchanging Fund Shares

What are my exchange privileges?

You may make the following exchanges:

.. Class A shares of a Fund may be exchanged for Class I shares of that Fund or Class A or Class I shares of another One Group Fund, but only if your are eligible to purchase those shares.

.. Class B shares of a Fund may be exchanged for Class B shares of another One
  One Group Fund.

.. Class C shares of the Short-Term Municipal Bond Fund, the Ultra Short-Term
  Bond Fund, and the Short-Term Bond Fund (collectively, the "Short-Term Bond Funds") may be exchanged for Class C shares of any other One Group Fund, including Class C shares of any of the Short-Term Bond Funds.

.. Class C shares of any other Fund may be exchanged for Class C shares of another One Group Fund, other than for Class C shares of the Short-Term Bond Funds.

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in dollar cost averaging. To participate in the Systematic Exchange Privilege, please select it on your Account Application. To learn more about it, call 1-800-480-4111.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

.. State Street Bank and Trust Company receives the request by:

  (i)12:00 noon ET for the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund.

 (ii)4:00 p.m. ET for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.

.. You have provided One Group with all of the information necessary to process the exchange.

.. You have received a current prospectus of the Fund or Funds in which you wish to invest.

.. You have contacted your Shareholder Servicing Agent, if necessary.

--------------------------------------------------------------------------------
                                      32

Do I pay a sales charge on an exchange?
Generally, you will not pay a sales charge on an exchange. However:

.. You will pay a sales charge if you bought Class A shares of a Fund:

   1.That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

   2.That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

.. If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

   1.Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

   2.The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

Are there limits on exchanges?

Yes. The exchange privilege is not intended as a way for you to speculate on short- term movements in the market. Therefore:

.. To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

.. Excessive exchange activity will result in revocation of your exchange privilege.

.. In addition, One Group reserves the right to reject any exchange request
  (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

.. Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How do I open an account?."

--------------------------------------------------------------------------------
Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business.

.. Redemption requests will be effective that day if received before:

  (i)12:00 noon ET for the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund.

 (ii)4:00 p.m. ET for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.

--------------------------------------------------------------------------------
                                        33

On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, redemption requests received after the NYSE closes will be effective the following business day.

.. All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

 1.You may send a written redemption request to your Shareholder Servicing
   Agent, if applicable, or to State Street Bank and Trust Company at the following address:

   ONE GROUP MUTUAL FUNDS
   P.O. BOX 8528
   BOSTON, MA 02266-8528

 2.You may redeem over the telephone. Please see "Can I redeem by telephone?"
   for more information.

.. ALL REQUESTS FOR REDEMPTIONS FROM IRA ACCOUNTS MUST BE IN WRITING.

You may request IRA redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

.. One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1.the redemption is for $50,000 worth of shares or less; AND

 2.the redemption check is payable to the shareholder of record; AND

 3.the redemption check is mailed to the shareholder of record at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

.. On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1.a designated commercial bank; or

 2.your Shareholder Servicing Agent.

.. State Street Bank and Trust Company may charge you a wire redemption fee. The current fee is $7.00.

.. Your redemption proceeds will be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for same day payment if the request is received before the times listed in "When can I redeem shares?." If redemption requests are received after these times, the Funds will attempt to wire payment the next business day.

.. The Funds also will attempt to honor requests for payment in two business days, if the redemption request is received after the time listed above.

What will my shares be worth?

.. The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

--------------------------------------------------------------------------------
                                      34

.. If you own Class A shares and the Fund receives your redemption request before the times listed in "When can I redeem shares?", you will receive that day's NAV.

.. If you own Class B or Class C shares and the Fund receives your redemption request before the times listed in "When can I redeem shares?", you will receive that day's NAV, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

.. Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

.. Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

.. One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

.. REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

.. Select the "Systematic Withdrawal Plan" option on the Account Application
  Form.

.. Specify the amount you wish to receive and the frequency of the payments.

.. You may designate a person other than yourself as the payee.

.. There is no fee for this service.

If you select this option, please keep in mind that:

 1.It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2.If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided you withdraw no more than 10% of the current balance of a fund in a 12 month period and you participate in a monthly or quarterly Systematic Withdrawal Plan. WITHDRAWALS IN EXCESS OF 10% WILL SUBJECT THE ENTIRE ANNUAL WITHDRAWAL TO THE APPLICABLE SALES CHARGE.

 3.If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4.If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

--------------------------------------------------------------------------------
                                        35

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
.. Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

.. Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions or exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read "How do I open an account?." No CDSC is charged on such redemptions.

.. One Group may suspend your ability to redeem when:

 1.Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.The NYSE is closed (other than weekend and holiday closings).

 3.The SEC has permitted a suspension.

 4.An emergency exists.

The Statement of Additional Information offers more details about this process.

--------------------------------------------------------------------------------
                                      36

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Privacy Policy

--------------------------------------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.
   . Customer -- a consumer who has a continuing relationship with One Group
     Mutual Funds through record ownership of fund shares.
   . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   . Information we receive from you on applications or other forms, on our website, or through other means;
   . Information we receive from you through transactions, correspondence and other communications with us; and
   . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.


--------------------------------------------------------------------------------
                                        37

Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

--------------------------------------------------------------------------------
                                      38

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Shareholder Information

--------------------------------------------------------------------------------
Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

--------------------------------------------------------------------------------

Dividend Policies
DIVIDENDS. The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. Dividends payable on Class A shares will be more than those payable on other shares classes described in this prospectus. This is because such other share classes have higher distribution expenses.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")


--------------------------------------------------------------------------------
                                        39

--------------------------------------------------------------------------------
Tax Treatment of Shareholders

Taxation of Shareholder Transactions
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions-- Prime Money Market Fund and U.S. Treasury Securities Money Market Fund

Each Fund will distribute substantially all of its net investment income. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income (generally, all of the Fund's net investment income) will be taxable as ordinary income. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Dividends--
Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income. These Funds may pay "exempt-interest dividends" if at least 50% of the value of Fund assets at the end of each quarter of the Fund's taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor's gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Dividends--
Michigan Municipal Money Market Fund

Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Dividends--
Ohio Municipal Money
Market Fund

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio ("Ohio Obligations") are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange, or other disposition of Ohio Obligations

--------------------------------------------------------------------------------
                                      40
will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Tax Treatment of Shareholders." If you are considering purchasing shares of any money market funds, particularly the Municipal, Michigan Municipal or Ohio Municipal Money Market Funds, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------
Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

--------------------------------------------------------------------------------
                                        41

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Management of One Group Mutual Funds

--------------------------------------------------------------------------------
The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

--------------------------------------------------------------------------------
Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------
                                                           ANNUAL RATE
                                                         AS PERCENTAGE OF
  FUND                                               AVERAGE DAILY NET ASSETS
  One Group(R) Prime Money Market Fund                        0.32%
  ---------------------------------------------------------------------------
  One Group(R) U.S. Treasury Securities Money
  Market Fund                                                 0.34%
  ---------------------------------------------------------------------------
  One Group(R) U.S. Government Securities Money
  Market Fund                                                 0.33%
  ---------------------------------------------------------------------------
  One Group(R) Municipal Money Market Fund                    0.27%
  ---------------------------------------------------------------------------
  One Group(R) Michigan Municipal Money Market Fund           0.27%
  ---------------------------------------------------------------------------
  One Group(R) Ohio Municipal Money Market Fund               0.26%
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      42

FINANCIAL HIGHLIGHTS


                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------

The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                           YEAR ENDED JUNE 30,
PRIME MONEY MARKET FUND                                 --------------------------------------------------------
CLASS A SHARES                                             2002        2001        2000        1999       1998
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    1.000  $    1.000  $    1.000  $    1.000  $  1.000
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                      0.019       0.052       0.051       0.046     0.050
-----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                     (0.019)     (0.052)     (0.051)     (0.046)   (0.050)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    1.000  $    1.000  $    1.000  $    1.000  $  1.000
-----------------------------------------------------------------------------------------------------------------
Total Return                                                 1.88%       5.37%       5.25%       4.72%     5.13%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $6,521,235  $7,342,790  $3,505,068  $3,171,028  $605,291
  Ratio of expenses to average net assets                    0.77%       0.77%       0.77%       0.75%     0.76%
  Ratio of net investment income to average net assets       1.88%       5.01%       5.13%       4.47%     5.01%
  Ratio of expenses to average net assets*                   0.80%       0.80%       0.80%       0.79%     0.83%

                                                                    YEAR ENDED JUNE 30,
PRIME MONEY MARKET FUND                                 -------------------------------------------
CLASS B SHARES                                            2002     2001     2000     1999     1998
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                   0.011    0.045    0.044    0.039    0.043
----------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                  (0.011)  (0.045)  (0.044)  (0.039)  (0.043)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------------------------
Total Return                                              1.12%    4.58%    4.47%    3.94%    4.35%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $38,690  $33,898  $16,564  $ 9,854  $ 1,912
  Ratio of expenses to average net assets                 1.52%    1.52%    1.52%    1.50%    1.51%
  Ratio of net investment income to average net assets    1.08%    4.22%    4.42%    3.80%    4.25%
  Ratio of expenses to average net assets*                1.55%    1.55%    1.55%    1.54%    1.57%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

--------------------------------------------------------------------------------
                                        43

FINANCIAL HIGHLIGHTS


                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------

                                                        YEAR ENDED JUNE 30, MAY 31, 2000
PRIME MONEY MARKET FUND                                 ------------------  TO JUNE 30,
CLASS C SHARES                                            2002      2001      2000(A)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.000   $ 1.000     $ 1.000
----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                   0.011     0.045       0.004
----------------------------------------------------------------------------------------
Distributions:
  Net Investment income                                  (0.011)   (0.045)     (0.004)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 1.000   $ 1.000     $ 1.000
----------------------------------------------------------------------------------------
Total Return                                              1.12%     4.58%       0.43%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $ 3,430   $ 1,266     $   848
  Ratio of expenses to average net assets                 1.52%     1.52%       1.52%(C)
  Ratio of net investment income to average net assets    0.95%     4.30%       5.11%(C)
  Ratio of expenses to average net assets*                1.55%     1.56%       1.55%(C)

                                                                           YEAR ENDED JUNE 30,
U.S. TREASURY SECURITIES MONEY MARKET FUND              --------------------------------------------------------
CLASS A SHARES                                             2002        2001        2000        1999       1998
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    1.000  $    1.000  $    1.000  $    1.000  $  1.000
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                      0.018       0.049       0.048       0.043     0.048
-----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                     (0.018)     (0.049)     (0.048)     (0.043)   (0.048)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    1.000  $    1.000  $    1.000  $    1.000  $  1.000
-----------------------------------------------------------------------------------------------------------------
Total Return                                                 1.81%       5.05%       4.86%       4.37%     4.92%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $3,162,893  $3,512,937  $1,846,153  $2,073,442  $861,350
  Ratio of expenses to average net assets                    0.77%       0.77%       0.76%       0.76%     0.77%
  Ratio of net investment income to average net assets       1.80%       4.75%       4.74%       4.21%     4.82%
  Ratio of expenses to average net assets*                   0.78%       0.78%       0.79%       0.79%     0.86%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

--------------------------------------------------------------------------------
                                      44

FINANCIAL HIGHLIGHTS


                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


                                                                    YEAR ENDED JUNE 30,
U.S. TREASURY SECURITIES MONEY MARKET FUND              -------------------------------------------
CLASS B SHARES                                            2002     2001     2000     1999     1998
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                   0.010    0.042    0.040    0.035    0.041
----------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                  (0.010)  (0.042)  (0.040)  (0.035)  (0.041)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------------------------
Total Return                                              1.05%    4.27%    4.08%    3.60%    4.14%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $ 1,735  $ 1,014  $ 1,057  $ 1,012  $   181
  Ratio of expenses to average net assets                 1.52%    1.52%    1.51%    1.51%    1.52%
  Ratio of net investment income to average net assets    0.95%    4.17%    3.97%    3.43%    4.06%
  Ratio of expenses to average net assets*                1.53%    1.54%    1.54%    1.54%    1.60%

                                                                                            FEBRUARY 18,
                                                                YEAR ENDED JUNE 30,           1998 TO
U.S. TREASURY SECURITIES MONEY MARKET FUND              ----------------------------------    JUNE 30,
CLASS C SHARES                                            2002     2001     2000     1999     1998(A)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.000  $ 1.000  $ 1.000  $ 1.000    $ 1.000
--------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                   0.010    0.042    0.040    0.035      0.015
--------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                  (0.010)  (0.042)  (0.040)  (0.035)    (0.015)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 1.000  $ 1.000  $ 1.000  $ 1.000    $ 1.000
--------------------------------------------------------------------------------------------------------
Total Return                                              1.05%    4.27%    4.08%    3.59%      1.47%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $   682  $   459  $   526  $   684    $     1
  Ratio of expenses to average net assets                 1.52%    1.52%    1.51%    1.51%      1.57%(C)
  Ratio of net investment income to average net assets    1.02%    4.00%    3.96%    3.35%      4.01%(C)
  Ratio of expenses to average net assets*                1.53%    1.53%    1.54%    1.54%      1.57%(C)

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

--------------------------------------------------------------------------------
                                        45

FINANCIAL HIGHLIGHTS


                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------

                                                           YEAR     MARCH 16,
                                                          ENDED      2001 TO
 U.S. GOVERNMENT SECURITIES MONEY MARKET FUND            JUNE 30,   JUNE 30,
 CLASS A SHARES                                            2002      2001(A)
 ------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                    $  1.000  $  1.000
 -----------------------------------------------------------------------------
 Investment Activities:
   Net investment income                                    0.019     0.011
 -----------------------------------------------------------------------------
 Distributions:
   Net investment income                                   (0.019)   (0.011)
 -----------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                          $  1.000  $  1.000
 -----------------------------------------------------------------------------
 Total Return                                               1.91%     1.11%(B)

 RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period (000)                     $833,623  $749,460
   Ratio of expenses to average net assets                  0.77%     0.77%(C)
   Ratio of net investment income to average net assets     1.86%     3.72%(C)
   Ratio of expenses to average net assets*                 0.79%     0.77%(C)

                                                                       YEAR ENDED JUNE 30,
MUNICIPAL MONEY MARKET FUND                             ------------------------------------------------
CLASS A SHARES                                            2002      2001      2000      1999      1998
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
---------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                    0.012     0.032     0.031     0.026     0.030
---------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                   (0.012)   (0.032)   (0.031)   (0.026)   (0.030)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
---------------------------------------------------------------------------------------------------------
Total Return                                               1.20%     3.23%     3.12%     2.63%     3.01%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $534,947  $470,425  $438,468  $428,448  $104,809
  Ratio of expenses to average net assets                  0.69%     0.70%     0.71%     0.70%     0.70%
  Ratio of net investment income to average net assets     1.19%     3.18%     3.06%     2.59%     2.97%
  Ratio of expenses to average net assets*                 0.77%     0.78%     0.79%     0.80%     0.81%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

--------------------------------------------------------------------------------
                                      46

                                    [GRAPHIC]




         ONE GROUP(R)

         ------------------


FINANCIAL HIGHLIGHTS




                                                                     SIX MONTHS     YEAR ENDED
MICHIGAN MUNICIPAL MONEY MARKET              YEAR ENDED JUNE 30,       ENDED       DECEMBER 31,
FUND CLASS A SHARES                      --------------------------   JUNE 30,   ----------------
                                           2002     2001      2000    1999(A)      1998     1997
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $ 1.000  $  1.000  $ 1.000   $ 1.000    $ 1.000  $ 1.000
--------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income                     0.012     0.031    0.030     0.012      0.027    0.030
--------------------------------------------------------------------------------------------------
Distributions:
 Net investment income                    (0.012)   (0.031)  (0.030)   (0.012)    (0.027)  (0.030)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $ 1.000  $  1.000  $ 1.000   $ 1.000    $ 1.000  $ 1.000
--------------------------------------------------------------------------------------------------
Total Return                               1.16%     3.18%    3.06%     1.21%(B)   2.76%    3.00%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)       $62,408  $125,294  $76,294   $69,101    $64,283  $29,202
 Ratio of expenses to average net assets   0.72%     0.70%    0.72%     0.75%(C)   0.75%    0.75%
 Ratio of net investment income to
   average net assets                      1.21%     3.05%    3.03%     2.42%(C)   2.72%    2.95%
 Ratio of expenses to average net
   assets*                                 0.80%     0.78%    0.81%     0.84%(C)   0.78%    0.79%

                                                          YEAR ENDED JUNE 30,
OHIO MUNICIPAL MONEY MARKET FUND CLASS A      -------------------------------------------
SHARES                                          2002     2001     2000     1999     1998
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income                          0.012    0.031    0.030    0.026    0.030
------------------------------------------------------------------------------------------
Distributions:
 Net investment income                         (0.012)  (0.031)  (0.030)  (0.026)  (0.030)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
------------------------------------------------------------------------------------------
Total Return                                    1.17%    3.16%    3.06%    2.62%    3.06%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)            $90,602  $59,583  $29,842  $37,180  $39,100
 Ratio of expenses to average net assets        0.71%    0.71%    0.70%    0.67%    0.65%
 Ratio of net investment income to average
   net assets                                   1.17%    3.05%    3.00%    2.60%    2.98%
 Ratio of expenses to average net assets*       0.75%    0.74%    0.77%    0.80%    0.78%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Money Market Fund became the Michigan Municipal Money Market Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Michigan Municipal Money Market Fund. (B) Not annualized. (C) Annualized.

--------------------------------------------------------------------------------
                                        47

         ONE GROUP(R)

         ------------------

                                    [GRAPHIC]





Appendix A

--------------------------------------------------------------------------------

Investment Practices
The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

---------------------------------------------------------

                                                      FUND NAME FUND CODE
      -------------------------------------------------------------------
                           One Group(R) Prime Money Market Fund     1
      -------------------------------------------------------------------
        One Group(R) U.S. Treasury Securities Money Market Fund     2
      -------------------------------------------------------------------
      One Group(R) U.S. Government Securities Money Market Fund     3
      -------------------------------------------------------------------
                       One Group(R) Municipal Money Market Fund     4
      -------------------------------------------------------------------
              One Group(R) Michigan Municipal Money Market Fund     5
      -------------------------------------------------------------------
                  One Group(R) Ohio Municipal Money Market Fund     6
      -------------------------------------------------------------------

                                                               Fund   Risk
 Instrument                                                    Code   Type
 -----------------------------------------------------------------

 U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and    1-6    Market
 CUBES. The U.S. Treasury Securities Money Market Fund does
 not buy STRIPS and CUBES.
 ------------------------------------------------------------------------------

 Treasury Receipts: TRs, TIGRs and CATS.                       1, 4-6 Market
 ------------------------------------------------------------------------------

 U.S. Government Agency Securities: Securities issued by       1, 3-6 Market
 agencies and instrumentalities of the U.S. government. These         Credit
 include Fannie Mae and Freddie Mac.
 ------------------------------------------------------------------------------

 Certificates of Deposit: Negotiable instruments with a stated 1, 4-6 Market
 maturity.                                                            Credit
                                                                      Liquidity
 ------------------------------------------------------------------------------

 Time Deposits: Non-negotiable receipts issued by a bank in    1, 4-6 Liquidity
 exchange for the deposit of funds.                                   Credit
                                                                      Market
 ------------------------------------------------------------------------------

 Repurchase Agreements: The purchase of a security and the     1-6    Credit
 simultaneous commitment to return the security to the seller         Market
 at an agreed upon price on an agreed upon date. This is              Liquidity
 treated as a loan.
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      48

                                                                 Fund    Risk
Instrument                                                       Code    Type
-----------------------------------------------------------------

Reverse Repurchase Agreements: The sale of a security and the    1, 2, 4 Market
simultaneous commitment to buy the security back at an                   Leverage
agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
-----------------------------------------------------------------------------------

Securities Lending: The lending of up to 33 1/3% of the Fund's   1       Credit
total assets. In return, the Fund will receive cash, other               Market
securities and/or letters of credit as collateral.                       Leverage
-----------------------------------------------------------------------------------

When-Issued Securities and Forward Commitments: Purchase         1-6     Market
or contract to purchase securities at a fixed price for delivery         Leverage
at a future date.                                                        Liquidity
                                                                         Credit
-----------------------------------------------------------------------------------

Investment Company Securities: Shares of other money             1, 3-6  Market
market mutual funds, including One Group money market
funds and shares of other money market funds for which
Banc One Investment Advisors or its affiliates serve as
investment advisor or administrator. Banc One Investment
Advisors will waive certain fees when investing in funds for which it serves as investment advisor, to the extent required by law.
-----------------------------------------------------------------------------------

Extendable Commercial Notes: Variable rate notes which           1, 4-6  Market
normally mature within a short period of time (e.g., one                 Credit
month) but which may be extended by the issuer for a                     Liquidity
maximum maturity of thirteen months.
-----------------------------------------------------------------------------------

Bankers' Acceptances: Bills of exchange or time drafts drawn     1, 4-6  Credit
on and accepted by a commercial bank. Maturities are                     Liquidity
generally six months or less.                                            Market
-----------------------------------------------------------------------------------

Commercial Paper: Secured and unsecured short-term               1, 4-6  Credit
promissory notes issued by corporations and other entities.              Liquidity
Maturities generally vary from a few days to nine months.                Market
-----------------------------------------------------------------------------------

Foreign Securities: Commercial paper of foreign issuers and      1, 4-6  Market
obligations of foreign banks, overseas branches of U.S. banks            Political
and supranational entities.                                              Liquidity
                                                                         Foreign
                                                                         Investment
-----------------------------------------------------------------------------------

Restricted Securities: Securities not registered under the       1, 4-6  Liquidity
Securities Act of 1933, such as privately placed commercial              Market
paper and Rule 144A securities.
-----------------------------------------------------------------------------------

Variable and Floating Rate Instruments: Obligations with         1, 3-6  Market
interest rates which are reset daily, weekly, quarterly or               Credit
some other period and which may be payable to the Fund on                Liquidity
demand.
-----------------------------------------------------------------------------------

Mortgage-Backed Securities: Debt obligations secured by real     1, 3-6  Prepayment
estate loans and pools of loans. These include collateralized            Market
mortgage obligations ("CMOs") and Real Estate Mortgage                   Credit
Investment Conduits ("REMICs").                                          Regulatory
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        49

                                                                Fund   Risk
Instrument                                                      Code   Type
-----------------------------------------------------------------

Demand Features: Securities that are subject to puts and        1, 4-6 Market
standby commitments to purchase the securities at a fixed              Liquidity
price (usually with accrued interest) within a fixed period            Management
of time following demand by a Fund.
---------------------------------------------------------------------------------

Municipal Securities: Securities issued by a state or political 1, 4-6 Market
subdivision to obtain funds for various public purposes.               Credit
Municipal securities include private activity bonds and                Political
industrial development bonds, as well as General                       Tax
Obligation Notes, Tax Anticipation Notes, Bond                         Regulatory
Anticipation Notes, Revenue Anticipation Notes, other
short-term tax-exempt obligations, municipal leases,
obligations of municipal housing authorities and single
family revenue bonds.
---------------------------------------------------------------------------------

Short-Term Funding Agreements: Agreements issued by             1      Market
banks and highly rated insurance companies such as                     Credit
Guaranteed Investment Contracts ("GICs") and Bank                      Liquidity
Investment Contracts ("BICs").
---------------------------------------------------------------------------------

Participation Interests: Interests in municipal securities,     1, 4-6 Credit
including municipal leases, from financial institutions such           Tax
as commercial and investment banks, savings and loan                   Market
associations and insurance companies. These interests may
take the form of participations, beneficial interests in a
trust, partnership interests or any other form of indirect
ownership that allows the Funds to treat the income from
the investment as exempt from federal income tax.
---------------------------------------------------------------------------------

Asset-Backed Securities: Securities secured by company          1, 4-6 Prepayment
receivables, home equity loans, truck and auto loans,                  Market
leases, credit card receivables and other securities backed            Credit
by other types of receivables or other assets.                         Regulatory
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Risks
Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the fund's efforts to control them), the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

.. Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

.. Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

.. Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to

--------------------------------------------------------------------------------
                                      50
  lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

.. Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

.. Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

.. Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

.. Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements, and adverse economic developments.

.. Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other Investment Risks obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recoup any additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

.. Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

.. Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

--------------------------------------------------------------------------------
                                        51

--------------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

ONE GROUP(R) MUTUAL FUNDS
1111 POLARIS PARKWAY
COLUMBUS, OHIO 43271-1235

    OR VISITING

WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-123(11/02)
[LOGO] ONE 1 GROUP/r/ Mutual Funds

[LOGO] ONE GROUP/R/
Mutual Funds

FOR INSTITUTIONAL CLIENTS

MONEY MARKET FUNDS

                 PROSPECTUS
                 Class I Shares
                 November 1, 2002


                 One Group(R) Prime Money Market Fund
                 One Group(R) U.S. Treasury Securities Money Market Fund One Group(R) U.S. Government Securities Money Market Fund One Group(R) Municipal Money Market Fund
                 One Group(R) Michigan Municipal Money Market Fund
                 One Group(R) Ohio Municipal Money Market Fund


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

               --------

TABLE OF
   CONTENTS


       FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
                     One Group Prime Money Market Fund   1
                                                       -----
  One Group U.S. Treasury Securities Money Market Fund   4
                                                       -----
One Group U.S. Government Securities Money Market Fund   7
                                                       -----
                 One Group Municipal Money Market Fund   9
                                                       -----
        One Group Michigan Municipal Money Market Fund   12
                                                       -----
            One Group Ohio Municipal Money Market Fund   16
                                                       -----



           MORE ABOUT THE FUNDS
Principal Investment Strategies   20
                                -----
               Investment Risks   23
                                -----
 Portfolio Quality and Maturity   25
                                -----
  Temporary Defensive Positions   25
                                -----



HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares   26
                                               -----
                        Exchanging Fund Shares   29
                                               -----
                         Redeeming Fund Shares   30
                                               -----



PRIVACY POLICY   33
               -----



           SHAREHOLDER INFORMATION
                     Voting Rights   35
                                   -----
                 Dividend Policies   35
                                   -----
     Tax Treatment of Shareholders   35
                                   -----
Shareholder Statements and Reports   38
                                   -----



MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   39
                                     -----
                       Advisory Fees   39
                                     -----



            FINANCIAL HIGHLIGHTS   40
                                 -----
APPENDIX A: INVESTMENT PRACTICES   44
                                 -----

  ONE GROUP (R)      Prime Money Market Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Prime Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

  FUND SUMMARY       Prime Money Market Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.58%  2.97%  4.09%  5.83%  5.20%  5.32%  5.30%  4.95%  6.11%  3.81%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.14%.

--------------------------------------------------------------------------------
Best Quarter:  1.56%  4Q2000      Worst Quarter:  0.54%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                           INCEPTION
                         DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS
                 ---------------------------------------------
                 Class I    8/1/85     3.81%   5.09%   4.71%
                 ---------------------------------------------

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.

  FUND SUMMARY       Prime Money Market Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .35%
             -----------------------------------------------------
              Other Expenses                                 .20%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .55%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.03%)
             -----------------------------------------------------
              Net Expenses                                   .52%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .52% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $53      $173    $304     $686
                       ----------------------------------

/1/Without contractual fee waivers, 1 year expenses would be $56.

  ONE GROUP (R)      U.S. Treasury Securities Money Market Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in U. S. Treasury bills, notes and other obligations issued or guaranteed by the U. S. Treasury, and repurchase agreements collateralized by such obligations. The Fund will comply with SEC rules applicable to all money market funds including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Treasury Securities Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

  FUND SUMMARY       U.S. Treasury Securities Money Market Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT
THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.32%  2.81%  3.85%  5.62%  5.08%  5.14%  5.03%  4.58%  5.79%  3.53%

/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.12%.

--------------------------------------------------------------------------------
Best Quarter:  1.52%  4Q2000      Worst Quarter:  0.50%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                           INCEPTION
                         DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS
                 ---------------------------------------------
                 Class I    8/1/85     3.53%   4.81%   4.47%
                 ---------------------------------------------

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.

  FUND SUMMARY       U.S. Treasury Securities Money Market Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .35%
             -----------------------------------------------------
              Other Expenses                                 .18%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .53%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.01%)
             -----------------------------------------------------
              Net Expenses                                   .52%
             -----------------------------------------------------

/1/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .52% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.



1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
----------------------------------
  $53      $169    $295     $664
----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $54.

  ONE GROUP (R)      U.S. Government Securities Money Market Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks high current income consistent with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in short-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Government Securities Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

HOW HAS THE FUND PERFORMED?
This section normally would include a bar chart and average annual total return table. The U.S. Government Securities Money Market Fund does not have a full calendar year of investment returns. However, to obtain the Fund's current yield information, please call toll-free 1-877-691-1118 or visit www.onegroup.com.

  FUND SUMMARY       U.S. Government Securities Money Market Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .35%
             -----------------------------------------------------
              Other Expenses                                 .19%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .54%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.02%)
             -----------------------------------------------------
              Net Expenses                                   .52%
             -----------------------------------------------------

/1/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .52% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                      1 YEAR/1/  3 YEARS 5 YEARS 10 YEARS
                      -----------------------------------
                         $53      $171    $300     $675
                      -----------------------------------

/1/ Without contractual fee waivers, 1 year expenses would be $55.

  ONE GROUP (R)      Municipal Money Market Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in high-quality, short-term money market instruments. These instruments include short-term municipal securities, which provide tax-exempt income. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL SECURITIES?
Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE TAXED?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

  FUND SUMMARY       Municipal Money Market Fund



Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.49%  2.10%  2.54%  3.60%  3.13%  3.31%  3.10%  2.92%  3.79%  2.40%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.83%.

--------------------------------------------------------------------------------
Best Quarter:  0.99%  4Q2000      Worst Quarter:  0.37%  4Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Municipal Money Market Fund



The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                     INCEPTION                           PERFORMANCE
                   DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS SINCE 6/4/87
           ----------------------------------------------------------
           Class I    6/4/87     2.40%   3.10%   2.94%      3.64%
           ----------------------------------------------------------

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.

FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .35%
             -----------------------------------------------------
              Other Expenses                                 .18%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .53%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.06%)
             -----------------------------------------------------
              Net Expenses                                   .47%
             -----------------------------------------------------

/1/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .47% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $48      $164    $290     $659
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $54.

  ONE GROUP (R)      Michigan Municipal Money Market Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL SECURITIES?
Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE TAXED?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund.

  FUND SUMMARY       Michigan Municipal Money Market Fund


Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund's investments.

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

  FUND SUMMARY       Michigan Municipal Money Market Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1,2 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.40%  1.83%  2.30%  3.32%  2.99%  3.26%  3.02%  2.87%  3.75%  2.35%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.79%.
/2/Performance data includes the performance of the Pegasus Michigan Municipal
   Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:  0.98%  4Q2000      Worst Quarter:  0.36%  4Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Michigan Municipal Money Market Fund


The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                    INCEPTION                            PERFORMANCE
                  DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS SINCE 1/31/91
          -----------------------------------------------------------
          Class I    3/30/96    2.35%   3.05%   2.81%       2.89%
          -----------------------------------------------------------

/1/Performance data includes the performance of the Pegasus Michigan Municipal
   Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999. Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect the differences in expenses between classes.
TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.

FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .35%
             -----------------------------------------------------
              Other Expenses                                 .20%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .55%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.06%)
             -----------------------------------------------------
              Net Expenses                                   .49%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .49% for Class I shares for the period beginning November 1, 2002 and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/         3 YEARS         5 YEARS         10 YEARS
-----------------------------------------------------------------
  $50              $170            $301             $684
-----------------------------------------------------------------
/1/Without contractual fee waivers, 1 Year expenses would be $56.

  ONE GROUP (R)      Ohio Municipal Money Market Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE MUNICIPAL SECURITIES?
Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

WILL ANY PORTION OF MY INVESTMENT BE TAXED?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to

  FUND SUMMARY       Ohio Municipal Money Market Fund


Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund's investments.

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

  FUND SUMMARY       Ohio Municipal Money Market Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  ----
2.53%  3.56%  3.13%  3.34%  3.14%  2.88%  3.73%  2.39%

/1/ For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.77%.

--------------------------------------------------------------------------------
Best Quarter:  0.97%  2Q2000      Worst Quarter:  0.38%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                    INCEPTION                            PERFORMANCE
                  DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS SINCE 1/26/93
          -----------------------------------------------------------
          Class I    6/9/93     2.39%   3.09%     NA        2.99%
          -----------------------------------------------------------

/1/ Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect the differences in expenses between classes.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.

  FUND SUMMARY       Ohio Municipal Money Market Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .30%
             -----------------------------------------------------
              Other Expenses                                 .20%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .50%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.03%)
             -----------------------------------------------------
              Net Expenses                                   .47%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .47% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
----------------------------------
  $48      $157    $277     $625
----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $51.

  ONE GROUP (R)      More About the Funds




Each of the six funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

                              FUNDAMENTAL POLICIES

  A Fund's investment strategy may involve "fundamental policies." A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.


There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

ONE GROUP PRIME MONEY MARKET FUND.

..The Fund invests only in U.S. denominated securities.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..The Fund invests exclusively in money market instruments. These include:

  1.corporate notes;

  2.commercial paper;

  3.funding agreements;

  4.certificates of deposit; and

  5.bank obligations.

.. Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the

--------------------------------------------------------------------------------


 Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

.. The Fund may lend its securities.

                       WHAT IS AVERAGE WEIGHTED MATURITY?

  Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund's sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.


ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND.

.. As a matter of fundamental policy, the Fund invests exclusively in U.S.
  Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreement collateralized by such obligations.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

ONE GROUP U.S. GOVERNMENT SECURITIES MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that are issued or guaranteed by the U. S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

ONE GROUP MUNICIPAL MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

--------------------------------------------------------------------------------


.. As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax.

.. The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax.

.. The Fund may invest as much as 100% of its assets in municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest.

.. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read "Investment Practices" in Appendix A.

ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

.. The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

.. The Fund also may invest up to 20% of its total assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

.. The Fund has the ability, for temporary defensive purposes to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled, "Tax Treatment of Shareholders" before you invest.

.. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

--------------------------------------------------------------------------------



.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

.. The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

.. The Fund also may invest up to 20% of its total assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

.. The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest.

.. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

DIVERSIFICATION. The Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a "diversified" fund. In addition, each Fund's investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

THE MICHIGAN ECONOMY. The Michigan Municipal Money Market Fund's investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes

--------------------------------------------------------------------------------


adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

THE OHIO ECONOMY. The Ohio Municipal Money Market Fund's investments are concentrated in Ohio. While Ohio's economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease if the value of a Fund's investments increases and decreases to an extent greater than anticipated by the investment advisor. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES. Each Fund other than the U.S. Treasury Securities Market Fund may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.


                              WHAT IS A DERIVATIVE?
  Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.


ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will

--------------------------------------------------------------------------------


follow guidelines adopted by the Board of Trustees of One Group Mutual Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read "Fund Summaries: Investments, Risk & Performance", Appendix A and the Statement of Additional Information.

Additional investment policies can be found in the Statement of Additional Information.

PORTFOLIO QUALITY AND MATURITY

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent.

Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund's assets (although there is no limit on government securities.)

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than longer-term investments, produce taxable income and prevent the Funds from meeting their investment objectives.

                           WHAT IS A CASH EQUIVALENT?

  Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.


While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

  ONE GROUP (R)      How to Do Business with One Group Mutual Funds


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

..From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

..Directly from One Group through One Group Dealer Services, Inc. (the
 "Distributor").

WHO MAY PURCHASE CLASS I SHARES?
Class I shares may be purchased by:

..Institutional investors, such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

..If you have questions about eligibility, please call 1-877-691-1118.

WHEN CAN I BUY SHARES?
.. Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas Day.

.. Purchase requests will be effective on the day received and you will be eligible to receive dividends declared the same day, if such purchase orders are received:

 (i) before 12:00 noon Eastern Time ("ET") for the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund;

(ii) before 4:00 p.m. ET for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.

.. In addition, the Funds' Custodian, State Street Bank and Trust Company, must receive "federal funds" before the times listed above. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company.

--------------------------------------------------------------------------------



.. On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, purchase requests received after the NYSE closes will be effective the following business day.

.. If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

.. The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

.. Shares are electronically recorded. Therefore, certificates will not be issued.

HOW MUCH DO SHARES COST?
.. Shares are sold at net asset value ("NAV").

.. NAV per share is calculated by dividing the total market value of a Fund's investments and other assets (minus expenses) by the number of outstanding shares. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

.. NAV is calculated each business day as of:

 (i) 12:00 noon ET for the Municipal Money Market Fund, Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund;

(ii) 4:00 p.m. ET for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.

On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?
1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2. Decide how much you want to invest.

  . The minimum initial investment for Class I shares is $200,000 per Fund.

  . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

  . Subsequent investments must be at least $5,000 per Fund.

  . These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

   .Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or

--------------------------------------------------------------------------------


    being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.

4. Send the completed application and a personal check to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

..If you choose to pay by wire, please call 1-877-691-1118 and authorize a wire to:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY AND SHAREHOLDER SERVICES
  ABA 011 000 028
  DDA 99034167
  FBO ONE GROUP FUND
   (EX: ONE GROUP PRIME MONEY MARKET FUND-I)
  YOUR ACCOUNT NUMBER
   (EX: 123456789)
  YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

5. All checks must be in U.S. dollars. One Group does not accept starter checks, credit card checks or "third party checks." Checks payable to any individual or company and endorsed to One Group are considered third party checks.

ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

  . One Group Mutual Funds, or

  . The specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. Each time you purchase One Group shares by checks or ACH, there is a five
   (5) business day holding period before you can redeem those shares. This gives One Group time to receive and collect money to cover your investment.

7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-877-691-1118.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes. Simply select this option on your Account Application Form and then:

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

--------------------------------------------------------------------------------



..Authorize a bank transfer or initiate a wire transfer to the following wire address:

  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY & SHAREHOLDER SERVICES
  ABA 011 000 028
  DDA 99034167
  FBO ONE GROUP FUND
   (EX: ONE GROUP PRIME MONEY MARKET FUND-I)
  YOUR ACCOUNT NUMBER
   (EX: 123456789)
  YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

..You may revoke your right to make purchases over the telephone by sending a letter to:

  ONE GROUP MUTUAL FUNDS
  P.O. BOX 8528
  BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
You may exchange:

..Class I shares of a Fund for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

..One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

..State Street Bank and Trust Company receives the request by:

   (i)12:00 noon ET for the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund.

  (ii)4:00 p.m. ET for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.

..You have provided One Group with all of the information necessary to process the exchange.

..You have received a current prospectus of the Fund or Funds in which you wish to invest.

--------------------------------------------------------------------------------



..You have contacted your Shareholder Servicing Agent, if necessary.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

..To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

..Excessive exchange activity will result in revocation of your exchange privilege.

..In addition, One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

..Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

..Redemption requests will be effective that day if received before:

   (i)12:00 noon ET for the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund.

  (ii)4:00 p.m. ET for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.

On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, redemption requests received after the NYSE closes will be effective the following business day.

..All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
..You may use any of the following methods to redeem your shares:

  1.You may send a written redemption request to your Shareholder Servicing
    Agent, if applicable, or to State Street Bank and Trust Company at the following address:

    ONE GROUP MUTUAL FUNDS
    P.O. BOX 8528
    BOSTON, MA 02266-8528

--------------------------------------------------------------------------------



  2.You may redeem over the telephone. Please see "Can I redeem by telephone?"
    for more information.

..One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

  1.the redemption is for $50,000 worth of shares or less; AND

  2.the redemption check is payable to the shareholder of record; AND

  3.the redemption check is mailed to the shareholder of record at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

..On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

  1.a designated commercial bank; or

  2.your Shareholder Servicing Agent.

..State Street Bank and Trust Company may charge you a wire redemption fee. The current fee is $7.00.

..Your redemption proceeds will be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for same day payment if the request is received before the times listed in "When can I redeem shares?." If redemption requests are received after these times, the Funds will attempt to wire payment the next business day.

..The Funds also will attempt to honor requests for payment in two business days, if the redemption request is received after the time listed above.

WHAT WILL MY SHARES BY WORTH?
..The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

..Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

--------------------------------------------------------------------------------



ADDITIONAL INFORMATION REGARDING REDEMPTIONS

..Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

..Your shares may be automatically redeemed and your account closed if, due to redemptions, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."

..One Group may suspend your ability to redeem when:

  1.Trading on the NYSE is restricted.

  2.The NYSE is closed (other than weekend and holiday closings).

  3.The SEC has permitted a suspension.

  4.An emergency exists.

The Statement of Additional Information offers more details about this process.

  ONE GROUP (R)      Privacy Policy



One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   .Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   .Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

   .Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   .Information we receive from you on applications or other forms, on our website, or through other means;

   .Information we receive from you through transactions, correspondence and other communications with us; and

   .Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share

--------------------------------------------------------------------------------


information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.
We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

  ONE GROUP (R)      Shareholder Information



VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS
The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

DIVIDEND REINVESTMENT
You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-877-691-1118.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

TAXATION OF DISTRIBUTIONS -- PRIME MONEY MARKET FUND AND U.S. TREASURY SECURITIES MONEY MARKET FUND
Each Fund will distribute substantially all of its net investment income. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to

--------------------------------------------------------------------------------


you. Dividends from a Fund's net investment income (generally, all of the Fund's net investment income) will be taxable as ordinary income. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

TAXATION OF DIVIDENDS -- MUNICIPAL MONEY MARKET FUND, MICHIGAN MUNICIPAL MONEY MARKET FUND AND OHIO MUNICIPAL MONEY MARKET FUND.
Each Fund will distribute substantially all of its net investment income. These Funds may pay "exempt-interest dividends" if at least 50% of the value of Fund assets at the end of each quarter of the Fund's taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor's gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

TAXATION OF DIVIDENDS -- MICHIGAN MUNICIPAL MONEY MARKET FUND
Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

TAXATION OF DIVIDENDS -- OHIO MUNICIPAL MONEY MARKET FUND
Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio ("Ohio Obligations") are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or

--------------------------------------------------------------------------------


municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

TAXATION OF RETIREMENT PLANS
Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Tax Treatment of Shareholders." If you are considering purchasing shares of any money market funds, particularly the Municipal, Michigan Municipal or Ohio Municipal Money Market Funds, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION
The Form 1099 that is mailed to eligible taxpayers in January details your dividends and their federal tax category. Even though the Funds provide this this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------


SHAREHOLDER STATEMENTS AND REPORTS

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.

  ONE GROUP (R)      Management of One Group Mutual Funds



THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                                ANNUAL RATE
                                                              AS PERCENTAGE OF
FUND                                                      AVERAGE DAILY NET ASSETS
One Group(R) Prime Money Market Fund                                .32%
----------------------------------------------------------------------------------
One Group(R) U.S. Treasury Securities Money Market Fund             .34%
----------------------------------------------------------------------------------
One Group(R) U.S. Government Securities Money Market Fund           .33%
----------------------------------------------------------------------------------
One Group(R) Municipal Money Market Fund                            .27%
----------------------------------------------------------------------------------
One Group(R) Michigan Municipal Money Market Fund                   .27%
----------------------------------------------------------------------------------
One Group(R) Ohio Municipal Money Market Fund                       .26%
----------------------------------------------------------------------------------

  ONE GROUP (R)      Financial Highlights



The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                         YEAR ENDED JUNE 30,
PRIME MONEY MARKET                   ----------------------------------------------------------
FUND CLASS I SHARES                     2002        2001        2000        1999        1998
-----------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $1.000      $1.000      $1.000      $1.000      $1.000
------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                   0.021       0.055       0.054       0.049       0.053
------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                  (0.021)     (0.055)     (0.054)     (0.049)     (0.053)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $1.000      $1.000      $1.000      $1.000      $1.000
------------------------------------------------------------------------------------------------
Total Return                              2.14%       5.63%       5.51%       4.98%       5.39%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $5,325,870  $5,172,911  $6,224,509  $5,398,206  $2,616,698
  Ratio of expenses to average net
   assets                                 0.52%       0.52%       0.52%       0.50%       0.51%
  Ratio of net investment income
   to average net assets                  2.12%       5.54%       5.39%       4.79%       5.26%
  Ratio of expenses to average net
   assets*                                0.55%       0.55%       0.55%       0.54%       0.58%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

--------------------------------------------------------------------------------



U.S. TREASURY SECURITIES                                 YEAR ENDED JUNE 30,
MONEY MARKET FUND                    ----------------------------------------------------------
CLASS I SHARES                          2002        2001        2000        1999        1998
-----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $1.000      $1.000      $1.000      $1.000      $1.000
------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                   0.020       0.052       0.050       0.045       0.051
------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                  (0.020)     (0.052)     (0.050)     (0.045)     (0.051)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $1.000      $1.000      $1.000      $1.000      $1.000
------------------------------------------------------------------------------------------------
Total Return                              2.07%       5.31%       5.12%       4.63%       5.19%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $4,188,032  $3,941,215  $4,785,390  $5,599,894  $3,025,608
  Ratio of expenses to average net
   assets                                 0.52%       0.52%       0.51%       0.51%       0.52%
  Ratio of net investment income
   to average net assets                  2.01%       5.25%       4.98%       4.52%       5.07%
  Ratio of expenses to average net
   assets*                                0.53%       0.54%       0.54%       0.54%       0.60%

                                                                    MARCH 16,
                                                         YEAR ENDED  2001 TO
 U. S. GOVERNMENT SECURITIES                              JUNE 30,  JUNE 30,
 MONEY MARKET FUND CLASS I SHARES                           2002     2001(A)
 ------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                      $1.000     $1.000
 ------------------------------------------------------------------------------
 Investment Activities:
   Net investment income                                    0.021      0.012
 ------------------------------------------------------------------------------
 Distributions:
   Net investment income                                   (0.021)    (0.012)
 ------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                            $1.000     $1.000
 ------------------------------------------------------------------------------
 Total Return                                               2.17%      1.18%(B)

 RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period (000)                      $94,003    $95,179
   Ratio of expenses to average net assets                  0.52%      0.52%(C)
   Ratio of net investment income to average net assets     2.11%      4.00%(C)
   Ratio of expenses to average net assets*                 0.54%      0.53%(C)

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

--------------------------------------------------------------------------------


                                                      YEAR ENDED JUNE 30,
MUNICIPAL MONEY MARKET               ----------------------------------------------------
FUND CLASS I SHARES                     2002       2001      2000       1999       1998
----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $1.000    $1.000    $1.000      $1.000    $1.000
------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                   0.014     0.034     0.033       0.028     0.032
------------------------------------------------------------------------------------------
Distributions:
  Net investment income                  (0.014)   (0.034)   (0.033)     (0.028)   (0.032)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $1.000    $1.000    $1.000      $1.000    $1.000
------------------------------------------------------------------------------------------
Total Return                              1.45%     3.48%     3.38%       2.88%     3.27%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $1,290,395  $977,300  $969,070  $1,077,205  $498,127
  Ratio of expenses to average net
   assets                                 0.45%     0.45%     0.46%       0.46%     0.45%
  Ratio of net investment income to
   average net assets                     1.38%     3.43%     3.31%       2.84%     3.22%
  Ratio of expenses to average net
   assets*                                0.53%     0.53%     0.54%       0.56%     0.56%

                                                               SIX MONTHS      YEAR ENDED
MICHIGAN MUNICIPAL                    YEAR ENDED JUNE 30,        ENDED        DECEMBER 31,
MONEY MARKET FUND                 ---------------------------   JUNE 30,   -----------------
CLASS I SHARES                      2002     2001      2000     1999(A)      1998      1997
---------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $1.000    $1.000    $1.000    $1.000      $1.000   $1.000
---------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income             0.014     0.034     0.033     0.013       0.030    0.032
---------------------------------------------------------------------------------------------
Distributions:
  Net investment income            (0.014)   (0.034)   (0.033)   (0.013)     (0.030)  (0.032)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $1.000    $1.000    $1.000    $1.000      $1.000   $1.000
---------------------------------------------------------------------------------------------
Total Return                        1.41%     3.44%     3.32%     1.34%(B)    3.02%    3.26%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
   (000)                          $83,008  $100,673  $111,900   $91,211    $110,833  $74,888
  Ratio of expenses to average
   net assets                       0.47%     0.45%     0.47%     0.49%(C)    0.50%    0.50%
  Ratio of net investment income
   to average net assets            1.49%     3.40%     3.33%     2.65%(C)    2.97%    3.20%
  Ratio of expenses to average
   net assets*                      0.55%     0.53%     0.56%     0.57%(C)    0.53%    0.54%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Money Market Fund became the Michigan Municipal Money Market Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Michigan Municipal Money Market Fund. (B) Not annualized. (C) Annualized.

--------------------------------------------------------------------------------


                                                         YEAR ENDED JUNE 30,
OHIO MUNICIPAL MONEY                        --------------------------------------------
MARKET FUND CLASS I SHARES                    2002     2001      2000     1999     1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.000  $  1.000  $ 1.000  $ 1.000  $ 1.000
-----------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.014     0.034    0.033    0.028    0.033
-----------------------------------------------------------------------------------------
Distributions:
  Net investment income                      (0.014)   (0.034)  (0.033)  (0.028)  (0.033)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $ 1.000  $  1.000  $ 1.000  $ 1.000  $ 1.000
-----------------------------------------------------------------------------------------
Total Return                                  1.43%     3.42%    3.32%    2.88%    3.31%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)         $57,338  $100,004  $62,084  $55,745  $77,224
  Ratio of expenses to average net assets     0.46%     0.46%    0.45%    0.42%    0.40%
  Ratio of net investment income to
   average net assets                         1.47%     3.33%    3.26%    2.85%    3.27%
  Ratio of expenses to average net assets*    0.50%     0.49%    0.52%    0.55%    0.53%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

  ONE GROUP (R)      Appendix A
----------------------------------------



INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.


                                                      FUND NAME FUND CODE
      -------------------------------------------------------------------
                           One Group(R) Prime Money Market Fund     1
      -------------------------------------------------------------------
        One Group(R) U.S. Treasury Securities Money Market Fund     2
      -------------------------------------------------------------------
      One Group(R) U.S. Government Securities Money Market Fund     3
      -------------------------------------------------------------------
                       One Group(R) Municipal Money Market Fund     4
      -------------------------------------------------------------------
              One Group(R) Michigan Municipal Money Market Fund     5
      -------------------------------------------------------------------
                  One Group(R) Ohio Municipal Money Market Fund     6
      -------------------------------------------------------------------

                                                                FUND    RISK
 INSTRUMENT                                                     CODE    TYPE
 ------------------------------------------------------------------------------
 U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and       1-6 Market
 CUBES. The U.S. Treasury Securities Money Market Fund does
 not buy STRIPS and CUBES.
 ------------------------------------------------------------------------------
 Treasury Receipts: TRs, TIGRs and CATS.                       1, 4-6 Market
 ------------------------------------------------------------------------------
 U.S. Government Agency Securities: Securities issued by       1, 3-6 Market
 agencies and instrumentalities of the U.S. government. These         Credit
 include Fannie Mae and Freddie Mac.
 ------------------------------------------------------------------------------
 Certificates of Deposit: Negotiable instruments with a stated 1, 4-6 Market
 maturity.                                                            Credit
                                                                      Liquidity
 ------------------------------------------------------------------------------
 Time Deposits: Non-negotiable receipts issued by a bank in    1, 4-6 Liquidity
 exchange for the deposit of funds.                                   Credit
                                                                      Market
 ------------------------------------------------------------------------------
 Repurchase Agreements: The purchase of a security and the        1-6 Credit
 simultaneous commitment to return the security to the seller         Market
 at an agreed upon price on an agreed upon date. This is              Liquidity
 treated as a loan.
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                              FUND      RISK
INSTRUMENT                                                    CODE      TYPE
-------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security and    1, 2, 4 Market
the simultaneous commitment to buy the security back at              Leverage
an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
-------------------------------------------------------------------------------
Securities Lending: The lending of up to 331/3% of the             1 Credit
Fund's total assets. In return, the Fund will receive cash,          Market
other securities and/or letters of credit as collateral.             Leverage
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments:                  1-6 Market
Purchase or contract to purchase securities at a fixed price         Leverage
for delivery at a future date.                                       Liquidity
                                                                     Credit
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other money          1, 3-6 Market
market mutual funds, including One Group money market
funds and shares of other money market funds for which
Banc One Investment Advisors or its affiliates serve as
investment advisor or administrator. Banc One
Investment Advisors will waive certain fees when
investing in funds for which it serves as investment
advisor, to the extent required by law.
-------------------------------------------------------------------------------
Extendable Commercial Notes: Variable rate notes which        1, 4-6 Market
normally mature within a short period of time (e.g., one             Credit
month) but which may be extended by the issuer for a                 Liquidity
maximum maturity of thirteen months.
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts        1, 4-6 Credit
drawn on and accepted by a commercial bank. Maturities               Liquidity
are generally six months or less.                                    Market
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term            1, 4-6 Credit
promissory notes issued by corporations and other                    Liquidity
entities. Maturities generally vary from a few days to nine          Market
months.
-------------------------------------------------------------------------------
Foreign Securities: Commercial paper of foreign issuers and   1, 4-6 Market
obligations of foreign banks, overseas branches of U.S.              Political
banks and supranational entities.                                    Liquidity
                                                                     Foreign
                                                                     Investment
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the    1, 4-6 Liquidity
Securities Act of 1933, such as privately placed commercial          Market
paper and Rule 144A securities.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                              FUND     RISK
 INSTRUMENT                                                   CODE     TYPE
 -----------------------------------------------------------------------------
 Variable and Floating Rate Instruments: Obligations with    1, 3-6 Market
 interest rates which are reset daily, weekly, quarterly or         Credit
 some other period and which may be payable to the                  Liquidity
 Fund on demand.
 -----------------------------------------------------------------------------
 Mortgage-Backed Securities: Debt obligations secured by     1, 3-6 Prepayment
 real estate loans and pools of loans. These include                Market
 collateralized mortgage obligations ("CMOs") and Real              Credit
 Estate Mortgage Investment Conduits ("REMICs").                    Regulatory
 -----------------------------------------------------------------------------
 Demand Features: Securities that are subject to puts and    1, 4-6 Market
 standby commitments to purchase the securities at a                Liquidity
 fixed price (usually with accrued interest) within a fixed         Management
 period of time following demand by a Fund.
 -----------------------------------------------------------------------------
 Municipal Securities: Securities issued by a state or       1, 4-6 Market
 political subdivision to obtain funds for various public           Credit
 purposes. Municipal securities include private activity            Political
 bonds and industrial development bonds, as well as                 Tax
 General Obligation Notes, Tax Anticipation Notes, Bond             Regulatory
 Anticipation Notes, Revenue Anticipation Notes, other
 short-term tax-exempt obligations, municipal leases,
 obligations of municipal housing authorities and single
 family revenue bonds.
 -----------------------------------------------------------------------------
 Short-Term Funding Agreements: Agreements issued by              1 Market
 banks and highly rated insurance companies such as                 Credit
 Guaranteed Investment Contracts ("GICs") and Bank                  Liquidity
 Investment Contracts ("BICs").
 -----------------------------------------------------------------------------
 Participation Interests: Interests in municipal securities, 1, 4-6 Credit
 including municipal leases, from financial institutions            Tax
 such as commercial and investment banks, savings and               Market
 loan associations and insurance companies. These
 interests may take the form of participations, beneficial
 interests in a trust, partnership interests or any other
 form of indirect ownership that allows the Funds to
 treat the income from the investment as exempt from
 federal income tax.
 -----------------------------------------------------------------------------
 Asset-Backed Securities: Securities secured by company      1, 4-6 Prepayment
 receivables, home equity loans, truck and auto loans,              Market
 leases, credit card receivables and other securities               Credit
 backed by other types of receivables or other assets.              Regulatory
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the fund's efforts to control them) the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

..Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

..Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

..Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

..Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

..Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

..Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

..Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements, and adverse economic developments.

..Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments

--------------------------------------------------------------------------------


 generally accelerate when interest rates decline. When mortgage and other Investment Risks obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recoup any additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

..Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

--------------------------------------------------------------------------------



If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118, or by writing the Funds at:

  ONE GROUP(R) MUTUAL FUNDS
  1111 POLARIS PARKWAY
  COLUMBUS, OHIO 43271-1235

  OR VISITING

  WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


TOG-I-123 (11/02)
[LOGO] ONE GROUP/R/
Mutual Funds

[LOGO] ONE GROUP/R/
Mutual Funds

FOR INSTITUTIONAL CLIENTS

INSTITUTIONAL MONEY MARKET FUNDS

                 PROSPECTUS
                 Class I Shares
                 November 1, 2002


                 One Group(R) Institutional Prime Money Market Fund One Group(R) Treasury Only Money Market Fund
                 One Group(R) Government Money Market Fund


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

               --------

TABLE OF
   CONTENTS


FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
One Group Institutional Prime Money Market Fund   1
                                                -----
      One Group Treasury Only Money Market Fund   4
                                                -----
         One Group Government Money Market Fund   7
                                                -----



           MORE ABOUT THE FUNDS
Principal Investment Strategies   10
                                -----
               Investment Risks   12
                                -----
 Portfolio Quality and Maturity   13
                                -----



HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares   14
                                               -----
                        Exchanging Fund Shares   17
                                               -----
                         Redeeming Fund Shares   18
                                               -----



PRIVACY POLICY   20
               -----



           SHAREHOLDER INFORMATION
                     Voting Rights   22
                                   -----
                 Dividend Policies   22
                                   -----
     Tax Treatment of Shareholders   22
                                   -----
Shareholder Statements and Reports   23
                                   -----



MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   24
                                     -----
                       Advisory Fees   24
                                     -----



            FINANCIAL HIGHLIGHTS   25
                                 -----
APPENDIX A: INVESTMENT PRACTICES   27
                                 -----


                 ---------------------
  ONE GROUP (R)      Institutional Prime Money Market Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will comply with Securities and Exchange Commission ("SEC") rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. For more information about the Institutional Prime Money Market Fund's investment strategies, please read "More About The Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



                                      1
----

  FUND SUMMARY       Institutional Prime Money Market Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [CHART]

2000    2001
----    ----
6.49%   4.18%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.43%.

--------------------------------------------------------------------------------
Best Quarter:  1.67%  4Q2000      Worst Quarter:  .63%  4Q2001
--------------------------------------------------------------------------------




                                      2
----

  FUND SUMMARY       Institutional Prime Money Market Fund


The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                             INCEPTION           PERFORMANCE
                           DATE OF CLASS 1 YEAR SINCE 4/19/99
                   ------------------------------------------
                   Class I    4/19/99    4.18%      5.33%
                   ------------------------------------------

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.

FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
                 Investment Advisory Fees                   .10%
             -----------------------------------------------------
                 Other Expenses                             .07%
             -----------------------------------------------------
                 Total Annual Fund Operating Expenses       .17%
             -----------------------------------------------------

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------
 $17     $55     $96     $217
-------------------------------



                                      3
----

                 ---------------------
  ONE GROUP (R)      Treasury Only Money Market Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks high current income with liquidity and stability of principal with the added assurance of a Fund that does not purchase securities that are subject to repurchase agreements.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in short-term U.S. Treasury bills, notes and bonds. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Treasury Only Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.




                                      4
----

  FUND SUMMARY       Treasury Only Money Market Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   ----    -----   -----   -----
4.02%   5.67%   5.20%   5.28%   5.08%   4.66%   5.97%   3.83%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.24%.

--------------------------------------------------------------------------------
Best Quarter:  1.55%  4Q2000      Worst Quarter:  .56%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                         INCEPTION                   PERFORMANCE
                       DATE OF CLASS 1 YEAR 5 YEARS SINCE 4/16/93
               --------------------------------------------------
               Class I    4/16/93    3.83%   4.96%      4.81%
               --------------------------------------------------

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.



                                      5
----

  FUND SUMMARY       Treasury Only Money Market Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
                 Investment Advisory Fees                   .08%
             -----------------------------------------------------
                 Other Expenses                             .06%
             -----------------------------------------------------
                 Total Annual Fund Operating Expenses       .14%
             -----------------------------------------------------

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $14     $45     $79     $179
                        -------------------------------



                                      6
----

                 ---------------------------
  ONE GROUP (R)      Government Money Market Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks high current income with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



                                      7
----

  FUND SUMMARY       Government Money Market Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   ----    -----   -----   -----
4.24%   5.87%   5.42%   5.56%   5.47%   5.12%   6.36%   4.11%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.35%.

--------------------------------------------------------------------------------
Best Quarter:  1.64%  3Q2000      Worst Quarter:  .60%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                         INCEPTION                   PERFORMANCE
                       DATE OF CLASS 1 YEAR 5 YEARS SINCE 6/14/93
               --------------------------------------------------
               Class I    6/14/93    4.11%   5.32%      5.13%
               --------------------------------------------------

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.



                                      8
----

  FUND SUMMARY       Government Money Market Fund


FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
                 Investment Advisory Fees                   .08%
             -----------------------------------------------------
                 Other Expenses                             .06%
             -----------------------------------------------------
                 Total Annual Fund Operating Expenses       .14%
             -----------------------------------------------------

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $14     $45     $79     $179
                        -------------------------------



                                      9
----

                 ---------------------
  ONE GROUP (R)      More About the Funds



Each of the three funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The three mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..The Fund invests exclusively in money market instruments. These include, but are not limited to:

  1.corporate notes;

  2.commercial paper;

  3.funding agreements;

  4.certificates of deposit; and

  5.bank obligations.

..Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

..The Fund may lend its securities.



                                      10
----

--------------------------------------------------------------------------------


                       WHAT IS AVERAGE WEIGHTED MATURITY?

  Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund's sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.
ONE GROUP TREASURY ONLY MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

..The Fund invests exclusively in short-term U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..The Fund may lend its securities.

ONE GROUP GOVERNMENT MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

..The Fund invests exclusively in short-term securities that are issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money market funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.

..The Fund may lend its securities.


                                      11
----

--------------------------------------------------------------------------------



INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus. Additional risks are described below.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease as the value of a Fund's investments increases and decreases to an extent greater than anticipated by the investment advisor.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES. The Funds (other than the Treasury Only Money Market Fund) may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

                             WHAT IS A DERIVATIVE?

  Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.
ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of One Group Mutual Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read "Fund Summaries: Investments, Risk & Performance," Appendix A and the Statement of Additional Information.


                                      12
----

--------------------------------------------------------------------------------



PORTFOLIO QUALITY AND MATURITY

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund's assets (although there is no limit on government securities.)

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.


                                      13
----

                 ---------------------
  ONE GROUP (R)      How to Do Business with One Group Mutual Funds



PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

..From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

..Directly from One Group through One Group Dealer Services, Inc. (the
 "Distributor").

WHO MAY PURCHASE CLASS I SHARES?
Class I shares may be purchased by:

..Institutional investors, such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

..If you have questions about eligibility, please call 1-877-691-1118.

WHEN CAN I BUY SHARES?
..Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas Day.

..Purchase requests will be effective on the day received and you will be eligible to receive dividends declared the same day, if such purchase orders are received:

(i) before 3:00 p.m. ET for the Treasury Only Money Market Fund; and

(ii)before 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds.

..On occasion, the NYSE closes before 4:00 p.m. ET. When the NYSE closes early, purchase requests received after the NYSE closes will be effective the following business day. Each Fund, however, reserves the right to remain open for extended hours following an early close of the NYSE. If your purchase request is received during extended hours, it will be effective the same business day. Purchase requests received after a Fund closes will be effective the following business day. Shareholders will receive notice at www.onegroup.com if a Fund remains open following an early close of the NYSE.



                                      14
----

--------------------------------------------------------------------------------



..In addition, the Fund's custodian, State Street Bank and Trust Company, must receive "federal funds" before the above noted times (each Fund's "cut-off time"). If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company.

..If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

..The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

..Shares are electronically recorded. Therefore, certificates will not be issued.

HOW MUCH DO SHARES COST?
..Shares are sold at net asset value ("NAV").

..NAV per share is calculated by dividing the total market value of a Fund's investments and other assets (minus expenses) by the number of outstanding shares. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

..NAV is calculated each business day as of 3:00 p.m. ET for the Treasury Only
 Money Market Fund and at 5:00 p.m. ET for the Institutional Prime Money Market Fund and the Government Money Market Fund.

..On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?
1.Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.Decide how much you want to invest.

   .The minimum initial investment for Class I shares is $1,000,000 per Fund.

   .You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

   .Subsequent investments must be at least $5,000 per Fund.

   .These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

   .Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.


                                      15
----

--------------------------------------------------------------------------------



4.Send the completed application to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

 And authorize a wire to:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY AND SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND--I)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

5.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

6.If you have any questions, contact your Shareholder Servicing Agent or call
  1-877-691-1118.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes. Simply select this option on your Account Application Form and then:

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

..Authorize a bank transfer or initiate a wire transfer payable to "One Group
 Mutual Funds" to State Street Bank and Trust Company to the following wire address:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY & SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND--I)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


                                      16
----

--------------------------------------------------------------------------------



..You may revoke your right to make purchases over the telephone by sending a letter to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
You may exchange your shares for shares of any other Fund described in this prospectus.

..One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

..One Group does not charge a fee for this privilege.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

..State Street Bank and Trust Company receives the request by 3:00 p.m. ET.

..You have provided One Group with all of the information necessary to process the exchange.

..You have received a current prospectus of the Fund or Funds in which you wish to invest.

..You have contacted your Shareholder Servicing Agent, if necessary.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

..To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

..Excessive exchange activity will result in revocation of your exchange privilege.

..In addition, One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

..Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."


                                      17
----

--------------------------------------------------------------------------------



REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

..Redemption requests received before 3:00 p.m. ET for the Treasury Only Money
 Market Fund and 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds, will be effective that day.

..All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

1.You may send a written redemption request to your Shareholder Servicing
  Agent, if applicable, or to State Street Bank and Trust Company at the following address:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

2.You may use the One Group website at www.onegroup.com; or

3.You may redeem over the telephone. Please see "Can I redeem by telephone?"
  for more information.

..One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

  1.The redemption is payable to the shareholder of record; and either

  2.The redemption check is mailed to the shareholder at the record address; or

  3.The redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

..On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

  1.A designated commercial bank; or

  2.Your Shareholder Servicing Agent.

..Under normal conditions, the Funds will honor requests for same day payment if the request is received before 3:00 p.m. ET for the Treasury Only Money Market Fund and 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds. If redemption requests are received after those times, the Funds will make payment the next business day.


                                      18
----

--------------------------------------------------------------------------------



WHAT WILL MY SHARES BY WORTH?
..The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

..You will receive the NAV calculated after your redemption request is received.
 Please read "How much do shares cost?."

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

..Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

..Your shares may be automatically redeemed and your account closed if, due to redemptions, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."

..One Group may suspend your ability to redeem when:

  1.Trading on the NYSE is restricted.

  2.The NYSE is closed (other than weekend and holiday closings).

  3.The SEC has permitted a suspension.

  4.An emergency exists.

The Statement of Additional Information offers more details about this process.


                                      19
----

                 -----
  ONE GROUP (R)      Privacy Policy



One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   .Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   .Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

   .Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   .Information we receive from you on applications or other forms, on our website, or through other means;

   .Information we receive from you through transactions, correspondence and other communications with us; and

   .Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means



                                      20
----

--------------------------------------------------------------------------------


we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.


                                      21
----

                 ---------------------
  ONE GROUP (R)      Shareholder Information


VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS
The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

DIVIDEND REINVESTMENT
You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-877-691-1118.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

TAXATION OF DISTRIBUTIONS
Each Fund will distribute substantially all of its net investment income. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income (generally, all of the Fund's net investment income) will be taxable as ordinary income.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.



                                      22
----

--------------------------------------------------------------------------------



TAX INFORMATION
The Form 1099 that is mailed to eligible taxpayers in January details your dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER STATEMENTS AND REPORTS

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.


                                      23
----

                 ---------------------
  ONE GROUP (R)      Management of One Group Mutual Funds



THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                           ANNUAL RATE
                                                         AS PERCENTAGE OF
  FUND                                               AVERAGE DAILY NET ASSETS
  One Group(R) Institutional Prime Money Market Fund           .08%
  ---------------------------------------------------------------------------
  One Group(R) Treasury Only Money Market Fund                 .08%
  ---------------------------------------------------------------------------
  One Group(R) Government Money Market Fund                    .08%



                                      24
----

                 ---------------------
  ONE GROUP (R)      Financial Highlights


The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP whose report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                                  APRIL 19,
                                                     YEAR ENDED JUNE 30,           1999 TO
INSTITUTIONAL PRIME MONEY                   ------------------------------------  JUNE 30,
MARKET FUND CLASS I                             2002         2001        2000      1999(A)
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $1.000       $1.000      $1.000    $1.000
---------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                           0.025        0.058       0.057     0.009
---------------------------------------------------------------------------------------------
Distributions:
  Net investment income                          (0.025)      (0.058)     (0.057)   (0.009)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $1.000       $1.000      $1.000    $1.000
---------------------------------------------------------------------------------------------
Total Return                                      2.55%        6.01%       5.87%     0.94%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)         $23,525,561  $10,441,614  $5,209,033   $24,847
  Ratio of expenses to average net assets         0.15%        0.15%       0.16%     0.18%(C)
  Ratio of net investment income to
   average net assets                             2.34%        5.70%       6.04%     4.73%(C)
  Ratio of expenses to average net assets*        0.17%        0.17%       0.18%     0.33%(C)

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.



                                      25
----

--------------------------------------------------------------------------------


                                                         YEAR ENDED JUNE 30,
TREASURY ONLY MONEY                  ----------------------------------------------------------
MARKET FUND CLASS I                     2002        2001        2000        1999        1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $1.000      $1.000      $1.000      $1.000      $1.000
------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                   0.023       0.054       0.051       0.046       0.052
Distributions:
  Net investment income                  (0.023)     (0.054)     (0.051)     (0.046)     (0.052)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $1.000      $1.000      $1.000      $1.000      $1.000
------------------------------------------------------------------------------------------------
Total Return                              2.28%       5.51%       5.27%       4.69%       5.30%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $2,575,648  $1,824,084    $818,295    $947,205    $719,570
  Ratio of expenses to average net
   assets                                 0.14%       0.14%       0.16%       0.17%       0.15%
  Ratio of net investment income to
   average net assets                     2.17%       5.09%       5.13%       4.58%       5.18%

                                                         YEAR ENDED JUNE 30,
GOVERNMENT MONEY                     ----------------------------------------------------------
MARKET FUND CLASS I                     2002        2001        2000        1999        1998
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $1.000      $1.000      $1.000      $1.000      $1.000
------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                   0.024       0.058       0.055       0.050       0.055
Distributions:
  Net investment income                  (0.024)     (0.058)     (0.055)     (0.050)     (0.055)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $1.000      $1.000      $1.000      $1.000      $1.000
------------------------------------------------------------------------------------------------
Total Return                              2.45%       5.93%       5.69%       5.13%       5.64%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $5,951,880  $4,495,228  $3,433,100  $3,482,581  $3,712,252
  Ratio of expenses to average net
   assets                                 0.14%       0.14%       0.16%       0.17%       0.15%
  Ratio of net investment income to
   average net assets                     2.40%       5.70%       5.54%       5.02%       5.48%


                                      26
----

  ONE GROUP (R)      Appendix A
----------------------------------------



INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, please see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                                   FUND NAME FUND CODE
          ------------------------------------------------------------
          One Group(R) Institutional Prime Money Market Fund     1
          ------------------------------------------------------------
                One Group(R) Treasury Only Money Market Fund     2
          ------------------------------------------------------------
                   One Group(R) Government Money Market Fund     3
          ------------------------------------------------------------

                                                                FUND   RISK
 INSTRUMENT                                                     CODE   TYPE
 -----------------------------------------------------------------------------
 U.S. Treasury Obligations: Bills, notes and bonds.              1-3 Market
 -----------------------------------------------------------------------------
 Treasury Receipts: TRs, TIGRS and CATS.                           1 Market
 -----------------------------------------------------------------------------
 U.S. Government Agency Securities: Securities issued by        1, 3 Market
 agencies and instrumentalities of the U.S. government.              Credit
 These include Fannie Mae and Freddie Mac obligations.
 -----------------------------------------------------------------------------
 Certificates of Deposit: Negotiable instruments with a            1 Market
 stated maturity.                                                    Credit
                                                                     Liquidity
 -----------------------------------------------------------------------------
 Time Deposits: Non-negotiable receipts issued by a bank in        1 Liquidity
 exchange for the deposit of funds.                                  Credit
                                                                     Market
 -----------------------------------------------------------------------------
 Repurchase Agreements: The purchase of a security and          1, 3 Credit
 the simultaneous commitment to return the security to               Market
 the seller at an agreed upon price on an agreed upon date.          Liquidity
 This is treated as a loan.
 -----------------------------------------------------------------------------
 Securities Lending: The lending of up to 33 1/3% of the Fund's  1-3 Credit
 total assets. In return, the Fund will receive cash, other          Market
 securities and/or letters of credit.                                Leverage
 -----------------------------------------------------------------------------


                                      27
----

--------------------------------------------------------------------------------


                                                              FUND    RISK
   INSTRUMENT                                                 CODE    TYPE
   --------------------------------------------------------------------------
   When-Issued Securities and Forward Commitments:             1-3 Market
   Purchase or contract to purchase securities at a fixed          Leverage
   price for delivery at a future date.                            Liquidity
   --------------------------------------------------------------------------
   Investment Company Securities: Shares of other money       1, 3 Market
   market mutual funds, including One Group money
   market funds and shares of other money market mutual
   funds for which Banc One Investment Advisors or its
   affiliates serve as investment advisor or administrator.
   Banc One Investment Advisors will waive certain fees
   when investing in funds for which it serves as
   investment advisor, to the extent required by law.
   --------------------------------------------------------------------------
   Extendable Commercial Notes: Variable rate notes              1 Market
   which normally mature within a short period of time             Credit
   (e.g., one month) but which may be extended by the              Liquidity
   issuer for a maximum maturity of 13 months.
   --------------------------------------------------------------------------
   Bankers' Acceptances: Bills of exchange or time drafts        1 Credit
   drawn on and accepted by a commercial bank.                     Liquidity
   Maturities are generally six months or less.                    Market
   --------------------------------------------------------------------------
   Commercial Paper: Secured and unsecured short-term            1 Credit
   promissory notes issued by corporations and other               Liquidity
   entities. Maturities generally vary from a few days to          Market
   nine months.
   --------------------------------------------------------------------------
   Foreign Securities: Commercial paper of foreign issuers       1 Market
   and obligations of foreign banks, overseas branches of          Political
   U.S. banks and supranational entities.                          Liquidity
                                                                   Foreign
                                                                   Investment
   --------------------------------------------------------------------------
   Restricted Securities: Securities not registered under the    1 Liquidity
   Securities Act of 1933, such as privately placed                Market
   commercial paper and Rule 144A securities.
   --------------------------------------------------------------------------
   Variable and Floating Rate Instruments: Obligations        1, 3 Market
   with interest rates which are reset daily, weekly,              Credit
   quarterly or some other period and which may be                 Liquidity
   payable to the Fund on demand.
   --------------------------------------------------------------------------


                                      28
----

--------------------------------------------------------------------------------


                                                            FUND    RISK
    INSTRUMENT                                              CODE    TYPE
    -----------------------------------------------------------------------
    Mortgage-Backed Securities: Debt obligations secured     1   Prepayment
    by real estate loans and pools of loans. These include       Market
    collateralized mortgage obligations ("CMOs") and             Credit
    Real Estate Mortgage Investment Conduits                     Regulatory
    ("REMICs").
    -----------------------------------------------------------------------
    Demand Features: Securities that are subject to puts     1   Market
    and standby commitments to purchase the securities           Liquidity
    at a fixed price (usually with accrued interest) within      Management
    a fixed period of time following demand by a Fund.
    -----------------------------------------------------------------------
    Municipal Securities: Securities issued by a state or    1   Market
    political subdivision to obtain funds for various            Credit
    public purposes. Municipal securities include private        Political
    activity bonds and industrial development bonds, as          Tax
    well as General Obligation Notes, Tax Anticipation           Regulatory
    Notes, Bond Anticipation Notes, Revenue
    Anticipation Notes, other short-term tax-exempt
    obligations, municipal leases, obligations of
    municipal housing authorities and single family
    revenue bonds.
    -----------------------------------------------------------------------
    Short-Term Funding Agreements: Agreements issued         1   Market
    by banks and highly rated insurance companies such           Credit
    as Guaranteed Investment Contracts ("GICs") and              Liquidity
    Bank Investment Contracts ("BICs").
    -----------------------------------------------------------------------
    Participation Interests: Interests in municipal          1   Credit
    securities, including municipal leases, from financial       Tax
    institutions such as commercial and investment               Market
    banks, savings and loan associations and insurance
    companies. These interests may take the form of
    participations, beneficial interests in a trust,
    partnership interests or any other form of indirect
    ownership that allows the Funds to treat the income
    from the investment as exempt from federal income
    tax.
    -----------------------------------------------------------------------
    Asset-Backed Securities: Securities secured by           1   Prepayment
    company receivables, home equity loans, truck and            Market
    auto loans, leases, credit card receivables and other        Credit
    securities backed by other types of receivables or           Regulatory
    other assets.
    -----------------------------------------------------------------------


                                      29
----

--------------------------------------------------------------------------------



INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities in the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the fund's efforts to control them) the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

..Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

..Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

..Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

..Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

..Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

..Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There also is the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.

..Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes and governmental collapse and war.


                                      30
----

--------------------------------------------------------------------------------



..Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

..Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.


                                      31
----

--------------------------------------------------------------------------------


If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118, or by writing the Funds at:

  ONE GROUP(R) MUTUAL FUNDS
  1111 POLARIS PARKWAY
  COLUMBUS, OHIO 43271-1235

  OR VISITING

  WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


[LOGO] ONE GROUP/R/
Mutual Funds
TOG-I-124 (11/02)

[LOGO] ONE GROUP/R/
Mutual Funds

FOR INSTITUTIONAL CLIENTS


INSTITUTIONAL MONEY MARKET FUNDS

                 PROSPECTUS
                 Class S Shares
                 November 1, 2002

                 One Group(R) Institutional Prime Money Market Fund One Group(R) Treasury Only Money Market Fund
                 One Group(R) Government Money Market Fund



                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

               --------

TABLE OF
   CONTENTS


FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
One Group Institutional Prime Money Market Fund   1
                                                -----
      One Group Treasury Only Money Market Fund   4
                                                -----
         One Group Government Money Market Fund   7
                                                -----



           MORE ABOUT THE FUNDS
Principal Investment Strategies   10
                                -----
               Investment Risks   12
                                -----
 Portfolio Quality and Maturity   13
                                -----



HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares   14
                                               -----
                        Exchanging Fund Shares   17
                                               -----
                         Redeeming Fund Shares   18
                                               -----



PRIVACY POLICY   20
               -----



           SHAREHOLDER INFORMATION
                     Voting Rights   22
                                   -----
                 Dividend Policies   22
                                   -----
     Tax Treatment of Shareholders   22
                                   -----
Shareholder Statements and Reports   23
                                   -----



MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   24
                                     -----
                       Advisory Fees   24
                                     -----



            FINANCIAL HIGHLIGHTS   25
                                 -----
APPENDIX A: INVESTMENT PRACTICES   27
                                 -----


                 ---------------------
  ONE GROUP (R)      Institutional Prime Money Market Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will comply with Securities and Exchange Commission ("SEC") rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. For more information about the Institutional Prime Money Market Fund's investment strategies, please read "More About The Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.




                                      1
----

  FUND SUMMARY       Institutional Prime Money Market Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS S SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

2000   2001
-----  -----
6.30%  3.96%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.24%. Historical performance shown for Class S prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

--------------------------------------------------------------------------------
Best Quarter:  1.61%   3Q2000      Worst Quarter:  .57%  4Q2001
--------------------------------------------------------------------------------



                                      2
----

  FUND SUMMARY       Institutional Prime Money Market Fund



The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                             INCEPTION           PERFORMANCE
                           DATE OF CLASS 1 YEAR SINCE 4/19/99
                   ------------------------------------------
                   Class S    4/10/00    3.96%      5.11%
                   ------------------------------------------

/1/Historical performance shown for Class S prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.
TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.

FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS S
             -----------------------------------------------------
                 Investment Advisory Fees                   .10%
             -----------------------------------------------------
                 Other Expenses/1/                          .32%
             -----------------------------------------------------
                 Total Annual Fund Operating Expenses       .42%
             -----------------------------------------------------

/1/Class S shareholders pay a shareholder servicing fee of up to .25% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.



                                      3
----

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $43    $135    $235     $530
                        -------------------------------

                 ---------------------
  ONE GROUP (R)      Treasury Only Money Market Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks high current income with liquidity and stability of principal with the added assurance of a Fund that does not purchase securities that are subject to repurchase agreements.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in short-term U.S. Treasury bills, notes and bonds. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Treasury Only Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.




                                      4
----

  FUND SUMMARY       Treasury Only Money Market Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.


BAR CHART (per calendar year)/1 /-- CLASS S SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----
3.76%  5.41%  4.94%  5.02%  4.82%  4.40%  5.74%  3.60%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.05%. Historical performance shown for Class S prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

--------------------------------------------------------------------------------
Best Quarter:  1.49%  4Q2000      Worst Quarter:  .50%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                         INCEPTION                   PERFORMANCE
                       DATE OF CLASS 1 YEAR 5 YEARS SINCE 4/16/93
               --------------------------------------------------
               Class S    4/10/00    3.60%   4.72%      4.55%
               --------------------------------------------------

/1/Historical performance shown for Class S prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.
TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.



                                      5
----

  FUND SUMMARY       Treasury Only Money Market Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS S
             -----------------------------------------------------
                 Investment Advisory Fees                   .08%
             -----------------------------------------------------
                 Other Expenses/1/                          .31%
             -----------------------------------------------------
                 Total Annual Fund Operating Expenses       .39%
             -----------------------------------------------------

/1/Class S shareholders pay a shareholder servicing fee of up to .25% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $40    $125    $219     $493
                        -------------------------------



                                      6
----

                 ---------------------------
  ONE GROUP (R)      Government Money Market Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks high current income with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.




                                      7
----

  FUND SUMMARY       Government Money Market Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS S SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----
3.98%  5.60%  5.16%  5.30%  5.21%  4.85%  6.13%  3.88%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.17%. Historical performance shown for Class S prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

--------------------------------------------------------------------------------
Best Quarter:  1.58%  3Q2000      Worst Quarter:  .54%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                         INCEPTION                   PERFORMANCE
                       DATE OF CLASS 1 YEAR 5 YEARS SINCE 6/14/93
               --------------------------------------------------
               Class S    4/10/00    3.88%   5.07%      4.88%
               --------------------------------------------------

/1/Historical performance shown for Class S prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.
TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.



                                      8
----

  FUND SUMMARY       Government Money Market Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS S
             -----------------------------------------------------
                 Investment Advisory Fees                   .08%
             -----------------------------------------------------
                 Other Expenses/1/                          .31%
             -----------------------------------------------------
                 Total Annual Fund Operating Expenses       .39%
             -----------------------------------------------------

/1/Class S shareholders pay a shareholder servicing fee of up to .25% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $40    $125    $219     $493
                        -------------------------------



                                      9
----

                 ---------------------
  ONE GROUP (R)      More About the Funds


Each of the three funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..The Fund invests exclusively in money market instruments. These include, but are not limited to:

  1.corporate notes;

  2.commercial paper;

  3.funding agreements;

  4.certificates of deposit; and

  5.bank obligations.

..Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

..The Fund may lend its securities.



                                      10
----

--------------------------------------------------------------------------------


                       WHAT IS AVERAGE WEIGHTED MATURITY?

  Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund's sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.


ONE GROUP TREASURY ONLY MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

..The Fund invests exclusively in short-term U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..The Fund may lend its securities.

ONE GROUP GOVERNMENT MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

..The Fund invests exclusively in short-term securities that are issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money market funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.

..The Fund may lend its securities.


                                      11
----

--------------------------------------------------------------------------------



INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus. Additional risks are described below.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease as the value of a Fund's investments increases and decreases to an extent greater than anticipated by the investment advisor.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES. The Funds (other than the Treasury Only Money Market Fund) may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

                              WHAT IS A DERIVATIVE?

  Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of One Group Mutual Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read "Fund Summaries: Investments, Risk & Performance," Appendix A and the Statement of Additional Information.


                                      12
----

--------------------------------------------------------------------------------



PORTFOLIO QUALITY AND MATURITY

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund's assets (although there is no limit on government securities.)

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.


                                      13
----

                 ---------------------
  ONE GROUP (R)      How to Do Business with One Group Mutual Funds



PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

..From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

..Directly from One Group through One Group Dealer Services, Inc. (the
 "Distributor").

WHO MAY PURCHASE CLASS S SHARES?
Class S shares may be purchased by:

..Institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Class S shares are designed for investors requiring additional services. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

If you have questions about eligibility, please call 1-877-691-1118.

WHEN CAN I BUY SHARES?
..Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas Day.

..Purchase requests will be effective on the day received and you will be eligible to receive dividends declared the same day, if such purchase orders are received:
 (i) before 3:00 p.m. ET for the Treasury Only Money Market Fund; and
 (ii) before 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds.

..On occasion, the NYSE closes before 4:00 p.m. ET. When the NYSE closes early, purchase requests received after the NYSE closes will be effective the following business day. Each Fund, however, reserves the right to remain open for extended hours following an early close of the NYSE. If your purchase request is received during extended hours, it will be effective the same business day. Purchase requests received after a Fund closes will be effective the following business day. Shareholders will receive notice at www.onegroup.com if a Fund remains open following an early close of the NYSE.




                                      14
----

--------------------------------------------------------------------------------



..In addition, the Fund's custodian, State Street Bank and Trust Company, must receive "federal funds" before the above noted times (each Fund's "cut-off time"). If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company.

..If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

..The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

..Shares are electronically recorded. Therefore, certificates will not be issued.

HOW MUCH DO SHARES COST?
..Shares are sold at net asset value ("NAV").

..NAV per share is calculated by dividing the total market value of a Fund's investments and other assets (minus expenses) by the number of outstanding shares. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

..NAV is calculated each business day as of 3:00 p.m. ET for the Treasury Only
 Money Market Fund and at 5:00 p.m. ET for the Institutional Prime Money Market Fund and the Government Money Market Fund.

..On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?
1.Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.Decide how much you want to invest.

  .The minimum initial investment for Class S shares is $1,000,000 per Fund.

  .You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

  .Subsequent investments must be at least $5,000 per Fund.

  .These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

  .Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.


                                      15
----

--------------------------------------------------------------------------------



4.Send the completed application to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

..And authorize a wire to:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY AND SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND-S)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

5.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

6.If you have any questions, contact your Shareholder Servicing Agent or call
  1-877-691-1118.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes. Simply select this option on your Account Application Form and then:

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

..Authorize a bank transfer or initiate a wire transfer payable to "One Group
 Mutual Funds" to State Street Bank and Trust Company to the following wire address:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY & SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND-S)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.



                                      16
----

--------------------------------------------------------------------------------


..You may revoke your right to make purchases over the telephone by sending a letter to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
You may exchange your shares for shares of any other Fund described in this prospectus.

..One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

..One Group does not charge a fee for this privilege.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

..State Street Bank and Trust Company receives the request by 3:00 p.m. ET.

..You have provided One Group with all of the information necessary to process the exchange.

..You have received a current prospectus of the Fund or Funds in which you wish to invest.

..You have contacted your Shareholder Servicing Agent, if necessary.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

..To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

..Excessive exchange activity will result in revocation of your exchange privilege.

..In addition, One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

..Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."


                                      17
----

--------------------------------------------------------------------------------



REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

..Redemption requests received before 3:00 p.m. ET for the Treasury Only Money
 Market Fund and 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds, will be effective that day.

..All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

1.You may send a written redemption request to your Shareholder Servicing
  Agent, if applicable, or to State Street Bank and Trust Company at the following address:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

2.You may use the One Group website at www.onegroup.com; or

3.You may redeem over the telephone. Please see "Can I redeem by telephone?"
  for more information.

..One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

  1.The redemption is payable to the shareholder of record; and either

  2.The redemption check is mailed to the shareholder at the record address; or

  3.The redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

..On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

  1.A designated commercial bank; or

  2.Your Shareholder Servicing Agent.

..Under normal conditions, the Funds will honor requests for same day payment if the request is received before 3:00 p.m. ET for the Treasury Only Money Market Fund and 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds. If redemption requests are received after those times, the Funds will make payment the next business day.


                                      18
----

--------------------------------------------------------------------------------



WHAT WILL MY SHARES BE WORTH?

..The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

..You will receive the NAV calculated after your redemption request is received.
 Please read "How much do shares cost?."

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

..Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

..Your shares may be automatically redeemed and your account closed if, due to redemptions, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."

..One Group may suspend your ability to redeem when:

  1.Trading on the NYSE is restricted.

  2.The NYSE is closed (other than weekend and holiday closings).

  3.The SEC has permitted a suspension.

  4.An emergency exists.

The Statement of Additional Information offers more details about this process.


                                      19
----

                 -----
  ONE GROUP (R)      Privacy Policy





One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   .Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   .Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

   .Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   .Information we receive from you on applications or other forms, on our website or through other means;

   .Information we receive from you through transactions, correspondence and other communications with us; and

   .Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer


                                      20
----

--------------------------------------------------------------------------------


agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.


                                      21
----

                 ---------------------
  ONE GROUP (R)      Shareholder Information



VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS
The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

DIVIDEND REINVESTMENT
You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-877-691-1118.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.



                                      22
----

--------------------------------------------------------------------------------



TAXATION OF DISTRIBUTIONS
Each Fund will distribute substantially all of its net investment income. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income (generally, all of the Fund's net investment income) will be taxable as ordinary income.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

TAX INFORMATION
The Form 1099 that is mailed to eligible taxpayers in January details your dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER STATEMENTS AND REPORTS

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery. If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.


                                      23
----

                 ---------------------
  ONE GROUP (R)      Management of One Group Mutual Funds



THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                           ANNUAL RATE
                                                         AS PERCENTAGE OF
  FUND                                               AVERAGE DAILY NET ASSETS
  One Group(R) Institutional Prime Money Market Fund           .08%
  ---------------------------------------------------------------------------
  One Group(R) Treasury Only Money Market Fund                 .08%
  ---------------------------------------------------------------------------
  One Group(R) Government Money Market Fund                    .08%
  ---------------------------------------------------------------------------




                                      24
----

                 ---------------------
  ONE GROUP (R)      Financial Highlights


The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP whose report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                            APRIL 10,
                                                        YEAR ENDED JUNE 30,  2000 TO
INSTITUTIONAL PRIME MONEY MARKET FUND                   ------------------  JUNE 30,
CLASS S                                                   2002      2001     2000(A)
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                    0.023     0.056     0.014
---------------------------------------------------------------------------------------
Distributions:
  Net investment income                                   (0.023)   (0.056)   (0.014)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------
Total Return                                               2.31%     5.80%     1.38%(B)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $921,196  $541,712   $44,707
  Ratio of expenses to average net assets                  0.39%     0.35%     0.35%(C)
  Ratio of net investment income to average net assets     2.22%     5.08%     6.29%(C)
  Ratio of expenses to average net assets*                 0.42%     0.42%     0.44%(C)

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.



                                      25
----

--------------------------------------------------------------------------------



                                                                  APRIL 10,
                                             YEAR ENDED JUNE 30,   2000 TO
                                             -------------------  JUNE 30,
    TREASURY ONLY MONEY MARKET FUND CLASS S    2002      2001      2000(A)
    ------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD       $1.000    $1.000    $1.000
    ------------------------------------------------------------------------
    Investment Activities:
     Net investment income                      0.020     0.052     0.012
    ------------------------------------------------------------------------
    Distributions:
     Net investment income                     (0.020)   (0.052)   (0.012)
    ------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD             $1.000    $1.000    $1.000
    ------------------------------------------------------------------------
    Total Return                                2.04%     5.29%     1.24%(B)

    RATIOS/SUPPLEMENTARY DATA:
     Net assets at end of period (000)       $138,436   $97,251  $122,569
     Ratio of expenses to average net assets    0.38%     0.35%     0.35%(C)
     Ratio of net investment income to
       average net assets                       1.89%     5.30%     5.53%(C)
     Ratio of expenses to average net
       assets*                                  0.39%     0.40%     0.41%(C)

                                                                  APRIL 10,
                                             YEAR ENDED JUNE 30,   2000 TO
                                             -------------------  JUNE 30,
    GOVERNMENT MONEY MARKET FUND CLASS S       2002      2001      2000(A)
    ---------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD       $1.000    $1.000    $1.000
    ------------------------------------------------------------------------
    Investment Activities:
     Net investment income                      0.022     0.056     0.013
    ------------------------------------------------------------------------
    Distributions:
     Net investment income                     (0.022)   (0.056)   (0.013)
    ------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD             $1.000    $1.000    $1.000
    ------------------------------------------------------------------------
    Total Return                                2.21%     5.71%     1.35%(B)

    RATIOS/SUPPLEMENTARY DATA:
     Net assets at end of period (000)       $699,907  $778,727  $215,079
     Ratio of expenses to average net assets    0.37%     0.35%     0.35%(C)
     Ratio of net investment income to
       average net assets                       2.24%     5.33%     5.97%(C)
     Ratio of expenses to average net
       assets*                                  0.39%     0.39%     0.40%(C)

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.


                                      26
----

  ONE GROUP (R)      Appendix A
----------------------------------------




INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, please see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                                   FUND NAME FUND CODE
          ------------------------------------------------------------
          One Group(R) Institutional Prime Money Market Fund     1
          ------------------------------------------------------------
                One Group(R) Treasury Only Money Market Fund     2
          ------------------------------------------------------------
                   One Group(R) Government Money Market Fund     3
          ------------------------------------------------------------

                                                                     FUND   RISK
INSTRUMENT                                                           CODE   TYPE
-----------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes and bonds.                    1-3 Market
-----------------------------------------------------------------------------------
Treasury Receipts: TRs, TIGRS and CATS.                                 1 Market
-----------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by agencies     1, 3 Market
and instrumentalities of the U.S. government. These include               Credit
Fannie Mae and Freddie Mac obligations.
-----------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a stated           1 Market
maturity.                                                                 Credit
                                                                          Liquidity
-----------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank in              1 Liquidity
exchange for the deposit of funds.                                        Credit
                                                                          Market
-----------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the            1, 3 Credit
simultaneous commitment to return the security to the seller at           Market
an agreed upon price on an agreed upon date. This is treated as           Liquidity
a loan.
-----------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of the Fund's total  1-3 Credit
assets. In return, the Fund will receive cash, other securities           Market
and/or letters of credit.                                                 Leverage
-----------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase or           1-3 Market
contract to purchase securities at a fixed price for delivery at a        Leverage
future date.                                                              Liquidity
-----------------------------------------------------------------------------------


                                      27
----

--------------------------------------------------------------------------------



                                                              FUND    RISK
  INSTRUMENT                                                  CODE    TYPE
  ---------------------------------------------------------------------------
  Investment Company Securities: Shares of other money        1, 3 Market
  market mutual funds, including One Group money market
  funds and shares of other money market mutual funds for
  which Banc One Investment Advisors or its affiliates serve as investment advisor or administrator. Banc One
  Investment Advisors will waive certain fees when
  investing in funds for which it serves as investment
  advisor, to the extent required by law.
  ---------------------------------------------------------------------------
  Extendable Commercial Notes: Variable rate notes which         1 Market
  normally mature within a short period of time (e.g., one         Credit
  month) but which may be extended by the issuer for a             Liquidity
  maximum maturity of 13 months.
  ---------------------------------------------------------------------------
  Bankers' Acceptances: Bills of exchange or time drafts         1 Credit
  drawn on and accepted by a commercial bank. Maturities           Liquidity
  are generally six months or less.                                Market
  ---------------------------------------------------------------------------
  Commercial Paper: Secured and unsecured short-term             1 Credit
  promissory notes issued by corporations and other entities.      Liquidity
  Maturities generally vary from a few days to nine months.        Market
  ---------------------------------------------------------------------------
  Foreign Securities: Commercial paper of foreign issuers and    1 Market
  obligations of foreign banks, overseas branches of U.S.          Political
  banks and supranational entities.                                Liquidity
                                                                   Foreign
                                                                   Investment
  ---------------------------------------------------------------------------
  Restricted Securities: Securities not registered under the     1 Liquidity
  Securities Act of 1933, such as privately placed commercial      Market
  paper and Rule 144A securities.
  ---------------------------------------------------------------------------
  Variable and Floating Rate Instruments: Obligations with    1, 3 Market
  interest rates which are reset daily, weekly, quarterly or       Credit
  some other period and which may be payable to the Fund           Liquidity
  on demand.
  ---------------------------------------------------------------------------
  Mortgage-Backed Securities: Debt obligations secured by        1 Prepayment
  real estate loans and pools of loans. These include              Market
  collateralized mortgage obligations ("CMOs") and Real            Credit
  Estate Mortgage Investment Conduits ("REMICs").                  Regulatory
  ---------------------------------------------------------------------------
  Demand Features: Securities that are subject to puts and       1 Market
  standby commitments to purchase the securities at a fixed        Liquidity
  price (usually with accrued interest) within a fixed period      Management
  of time following demand by a Fund.
  ---------------------------------------------------------------------------


                                      28
----

--------------------------------------------------------------------------------


                                                                  FUND     RISK
INSTRUMENT                                                        CODE     TYPE
------------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state or political    1   Market
subdivision to obtain funds for various public purposes.               Credit
Municipal securities include private activity bonds and                Political Tax
industrial development bonds, as well as General Obligation            Regulatory
Notes, Tax Anticipation Notes, Bond Anticipation Notes,
Revenue Anticipation Notes, other short-term tax-exempt
obligations, municipal leases, obligations of municipal
housing authorities and single family revenue bonds.
------------------------------------------------------------------------------------
Short-Term Funding Agreements: Agreements issued by                1   Market
banks and highly rated insurance companies such as                     Credit
Guaranteed Investment Contracts ("GICs") and Bank                      Liquidity
Investment Contracts ("BICs").
------------------------------------------------------------------------------------
Participation Interests: Interests in municipal securities,        1   Credit Tax
including municipal leases, from financial institutions such           Market
as commercial and investment banks, savings and loan
associations and insurance companies. These interests may
take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect
ownership that allows the Funds to treat the income from
the investment as exempt from federal income tax.
------------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company             1   Prepayment
receivables, home equity loans, truck and auto loans, leases,          Market
credit card receivables and other securities backed by other           Credit
types of receivables or other assets.                                  Regulatory
------------------------------------------------------------------------------------


                                      29
----

--------------------------------------------------------------------------------



INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities in the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the fund's efforts to control them) the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

..Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

..Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

..Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

..Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

..Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

..Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There also is the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.

..Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes and governmental collapse and war.


                                      30
----

--------------------------------------------------------------------------------



..Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset- backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

..Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.


                                      31
----

--------------------------------------------------------------------------------


If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118, or by writing the Funds at:

  ONE GROUP(R) MUTUAL FUNDS
  1111 POLARIS PARKWAY
  COLUMBUS, OHIO 43271-1235

  OR VISITING

  WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


[LOGO] ONE GROUP/R/
Mutual Funds
TOG-F-136 (11/02)

[LOGO] ONE GROUP/R/
Mutual Funds

FOR INSTITUTIONAL CLIENTS

INSTITUTIONAL MONEY MARKET FUNDS

                 PROSPECTUS
                 Administrative Class Shares
                 November 1, 2002


                 One Group(R) Institutional Prime Money Market Fund One Group(R) Treasury Only Money Market Fund
                 One Group(R) Government Money Market Fund


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

               --------

TABLE OF
   CONTENTS


FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
One Group Institutional Prime Money Market Fund   1
                                                -----
      One Group Treasury Only Money Market Fund   4
                                                -----
         One Group Government Money Market Fund   7
                                                -----



           MORE ABOUT THE FUNDS
Principal Investment Strategies   10
                                -----
               Investment Risks   12
                                -----
 Portfolio Quality and Maturity   13
                                -----



HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares   14
                                               -----
                        Exchanging Fund Shares   17
                                               -----
                         Redeeming Fund Shares   18
                                               -----



PRIVACY POLICY   20
               -----



           SHAREHOLDER INFORMATION
                     Voting Rights   22
                                   -----
                 Dividend Policies   22
                                   -----
     Tax Treatment of Shareholders   22
                                   -----
Shareholder Statements and Reports   23
                                   -----



MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   24
                                     -----
                       Advisory Fees   24
                                     -----


            FINANCIAL HIGHLIGHTS   25
                                 -----
APPENDIX A: INVESTMENT PRACTICES   27
                                 -----


                 ---------------------
  ONE GROUP (R)      Institutional Prime Money Market Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will comply with Securities and Exchange Commission ("SEC") rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. For more information about the Institutional Prime Money Market Fund's investment strategies, please read "More About The Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.




                                      1
----

  FUND SUMMARY       Institutional Prime Money Market Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- ADMINISTRATIVE CLASS SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

2000    2001
-----   -----
6.30%   4.08%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.36%. Historical performance shown for Administrative Class prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

--------------------------------------------------------------------------------
Best Quarter:  1.61%  3Q2000       Worst Quarter:  .60%  4Q2001
--------------------------------------------------------------------------------




                                      2
----

  FUND SUMMARY       Institutional Prime Money Market Fund


The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                   INCEPTION           PERFORMANCE
                                 DATE OF CLASS 1 YEAR SINCE 4/19/99
            -------------------------------------------------------
            Administrative Class    11/1/01    4.08%      5.23%
            -------------------------------------------------------

/1/Historical performance shown for Administrative Class prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.

FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       ANNUAL FUND OPERATING EXPENSES
       ------------------------------------------------------------------
       (expenses that are deducted from Fund assets) ADMINISTRATIVE CLASS
       ------------------------------------------------------------------
           Investment Advisory Fees                          .10%
       ------------------------------------------------------------------
           Other Expenses/1/                                 .17%
       ------------------------------------------------------------------
           Total Annual Fund Operating Expenses              .27%
       ------------------------------------------------------------------

/1/Administrative Class shareholders pay a shareholder servicing fee of up to .10% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $28     $87    $152     $343
                        -------------------------------



                                      3
----

                 ---------------------
  ONE GROUP (R)      Treasury Only Money Market Fund


FUND SUMMARY: INSTRUMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks high current income with liquidity and stability of principal with the added assurance of a Fund that does not purchase securities that are subject to repurchase agreements.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in short-term U.S. Treasury bills, notes and bonds. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Treasury Only Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.




                                      4
----

  FUND SUMMARY       Treasury Only Money Market Fund


HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- ADMINISTRATIVE CLASS SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----
3.76%  5.41%  4.94%  5.02%  4.82%  4.40%  5.74%  3.73%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.16%. Historical performance shown for Administrative Class prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

--------------------------------------------------------------------------------
Best Quarter:  1.49%  4Q2000      Worst Quarter:  .54%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                               INCEPTION                   PERFORMANCE
                             DATE OF CLASS 1 YEAR 5 YEARS SINCE 4/16/93
        ---------------------------------------------------------------
        Administrative Class    11/1/01    3.73%   4.86%      4.71%
        ---------------------------------------------------------------

/1/Historical performance shown for Administrative Class prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.
TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.



                                      5
----

  FUND SUMMARY       Treasury Only Money Market Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                     ADMINISTRATIVE CLASS
--------------------------------------------------------------------------------------
Investment Advisory Fees                                                  .08%
--------------------------------------------------------------------------------------
Other Expenses/1/                                                         .16%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      .24%
--------------------------------------------------------------------------------------

/1/Administrative Class shareholders pay a shareholder servicing fee of up to .10% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

         1 YEAR                   3 YEARS                   5 YEARS                   10 YEARS
-------------------------------------------------------------------------------------------------------
          $25                       $77                       $135                      $306
-------------------------------------------------------------------------------------------------------



                                      6
----

                 ---------------------------
  ONE GROUP (R)      Government Money Market Fund


FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks high current income with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.





                                      7
----

  FUND SUMMARY       Government Money Market Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- ADMINISTRATIVE CLASS SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   ----    -----   -----   -----
3.98%   5.60%   5.16%   5.30%   5.21%   4.85%   6.13%   3.98%


/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.28%. Historical performance shown for Administrative Class prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

--------------------------------------------------------------------------------
Best Quarter:  1.58%  3Q2000      Worst Quarter:  .57%  4Q2001
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                               INCEPTION                   PERFORMANCE
                             DATE OF CLASS 1 YEAR 5 YEARS SINCE 6/14/93
        ---------------------------------------------------------------
        Administrative Class    11/1/01    3.98%   5.21%      5.03%
        ---------------------------------------------------------------

/1/Historical performance shown for Administrative Class prior to its inception is based on the performance of Class I, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.
TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.



                                      8
----

  FUND SUMMARY       Government Money Market Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       ANNUAL FUND OPERATING EXPENSES
       ------------------------------------------------------------------
       (expenses that are deducted from Fund assets) ADMINISTRATIVE CLASS
       ------------------------------------------------------------------
           Investment Advisory Fees                          .08%
       ------------------------------------------------------------------
           Other Expenses/1/                                 .16%
       ------------------------------------------------------------------
           Total Annual Fund Operating Expenses              .24%
       ------------------------------------------------------------------

/1/Administrative Class shareholders pay a shareholder servicing fee of up to .10% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        -------------------------------
                         $25     $77    $135     $306
                        -------------------------------



                                      9
----

                 ---------------------
  ONE GROUP (R)      More About the Funds


Each of the three funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The three mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..The Fund invests exclusively in money market instruments. These include, but are not limited to:

 1.corporate notes;

 2.commercial paper;

 3.funding agreements;

 4.certificates of deposit; and

 5.bank obligations.

..Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

..The Fund may lend its securities.



                                      10
----

--------------------------------------------------------------------------------


                       WHAT IS AVERAGE WEIGHTED MATURITY?

  Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund's sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.




ONE GROUP TREASURY ONLY MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

..The Fund invests exclusively in short-term U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..The Fund may lend its securities.

ONE GROUP GOVERNMENT MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

..The Fund invests exclusively in short-term securities that are issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money market funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.

..The Fund may lend its securities.


                                      11
----

--------------------------------------------------------------------------------



INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus. Additional risks are described below.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease as the value of a Fund's investments increases and decreases to an extent greater than anticipated by the investment advisor.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES. The Funds (other than the Treasury Only Money Market Fund) may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

                             WHAT IS A DERIVATIVE?

  Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of One Group Mutual Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read "Fund Summaries: Investments, Risk & Performance," Appendix A and the Statement of Additional Information.


                                      12
----

--------------------------------------------------------------------------------



PORTFOLIO QUALITY AND MATURITY

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund's assets (although there is no limit on government securities.)

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.


                                      13
----

                 ---------------------
  ONE GROUP (R)      How to Do Business with One Group Mutual Funds



PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

..From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent, and

..Directly from One Group through One Group Dealer Services, Inc. (the
 "Distributor").

WHO MAY PURCHASE ADMINISTRATIVE CLASS SHARES?
Administrative class shares may be purchased by:

..Institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Administrative class shares are designed for investors requiring additional services. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

..If you have questions about eligibility, please call 1-877-691-1118.

WHEN CAN I BUY SHARES?
..Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas Day.

..Purchase requests will be effective on the day received and you will be eligible to receive dividends declared the same day, if such purchase orders are received:

  (i)before 3:00 p.m. ET for the Treasury Only Money Market Fund; and

 (ii)before 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds.

..On occasion, the NYSE closes before 4:00 p.m. ET. When the NYSE closes early, purchase requests received after the NYSE closes will be effective the following business day. Each Fund, however, reserves the right to remain open for extended hours following an early close of the NYSE. If your purchase request is received during extended hours, it will be effective the same business day. Purchase requests received after a Fund closes will be effective the following business day. Shareholders will receive notice at www.onegroup.com if a Fund remains open following an early close of the NYSE.




                                      14
----

--------------------------------------------------------------------------------



..In addition, the Fund's custodian, State Street Bank and Trust Company, must receive "federal funds" before the above noted times (each Fund's "cut-off time"). If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company.

..If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

..The Distributor can reject a purchase order if it does not think that is is in the best interests of a Fund and/or its shareholders to accept the order.

..Shares are electronically recorded. Therefore, certificates will not be issued.

HOW MUCH DO SHARES COST?
..Shares are sold at net asset value ("NAV").

..NAV per share is calculated by dividing the total market value of a Fund's investments and other assets (minus expenses) by the number of outstanding shares. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

..NAV is calculated each business day as of 3:00 p.m. ET for the Treasury Only
 Money Market Fund and at 5:00 p.m. ET for the Institutional Prime Money Market Fund and the Government Money Market Fund.

..On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?
1.Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.Decide how much you want to invest.

  .The minimum initial investment for Administrative Class shares is $1,000,000 per Fund.

  .You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

  .Subsequent investments must be at least $5,000 per Fund.

  .These minimums may be waived.

3.Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

  .Federal regulations require all financial institutions to obtain, verify and record identification information from all persons opening new accounts or being added to existing accounts. One Group cannot waive these requirements. Account Application Forms that do not contain the required information will be rejected.


                                      15
----

--------------------------------------------------------------------------------



4.Send the completed application to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

  And authorize a wire to:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY AND SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND--ADMIN)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

5.If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

6.If you have any questions, contact your Shareholder Servicing Agent or call 1-877-691-1118.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes. Simply select this option on your Account Application Form and then:

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

..Authorize a bank transfer or initiate a wire transfer payable to "One Group
 Mutual Funds" to State Street Bank and Trust Company to the following wire address:

 STATE STREET BANK AND TRUST COMPANY
 ATTN: CUSTODY & SHAREHOLDER SERVICES
 ABA 011 000 028
 DDA 99034167
 FBO ONE GROUP FUND
   (EX: ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND--ADMIN)
 YOUR ACCOUNT NUMBER
   (EX: 123456789)
 YOUR ACCOUNT REGISTRATION
   (EX: ABC CORPORATION)

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


                                      16
----

--------------------------------------------------------------------------------



..You may revoke your right to make purchases over the telephone by sending a letter to:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
You may exchange your shares for shares of any other Fund described in this prospectus.

..One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

..One Group does not charge a fee for this privilege.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

..State Street Bank and Trust Company receives the request by 3:00 p.m. ET.

..You have provided One Group with all of the information necessary to process the exchange.

..You have received a current prospectus of the Fund or Funds in which you wish to invest.

..You have contacted your Shareholder Servicing Agent, if necessary.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

..To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

..Excessive exchange activity will result in revocation of your exchange privilege.

..In addition, One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

..Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."


                                      17
----

--------------------------------------------------------------------------------



REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

..Redemption requests received before 3:00 p.m. ET for the Treasury Only Money
 Market Fund and 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds, will be effective that day.

..All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

1.You may send a written redemption request to your Shareholder Servicing
  Agent, if applicable, or to State Street Bank and Trust Company at the following address:

 ONE GROUP MUTUAL FUNDS
 P.O. BOX 8528
 BOSTON, MA 02266-8528

2.You may use the One Group website at www.onegroup.com; or

3.You may redeem over the telephone. Please see "Can I Redeem By Telephone?"
  for more information.

..One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

  1.The redemption is payable to the shareholder of record; and either

  2.The redemption check is mailed to the shareholder at the record address; or

  3.The redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

..On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

  1.A designated commercial bank; or

  2.Your Shareholder Servicing Agent.

..Under normal conditions, the Funds will honor requests for same day payment if the request is received before 3:00 p.m. ET for the Treasury Only Money Market Fund and 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds. If redemption requests are received after those times, the Funds will make payment the next business day.


                                      18
----

--------------------------------------------------------------------------------



WHAT WILL MY SHARES BY WORTH?
..The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

..You will receive the NAV calculated after your redemption request is received.
 Please read "How much do shares cost?."

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

..Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

..Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

..One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

..Your shares may be automatically redeemed and your account closed if, due to redemptions, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?."

..One Group may suspend your ability to redeem when:

  1.Trading on the NYSE is restricted.

  2.The NYSE is closed (other than weekend and holiday closings).

  3.The SEC has permitted a suspension.

  4.An emergency exists.

The Statement of Additional Information offers more details about this process.


                                      19
----

                 -----
  ONE GROUP (R)      Privacy Policy



One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

  .Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

  .Customer -- a consumer who has a continuing relationship with One Group
   Mutual Funds through record ownership of fund shares.

  .Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

  .Information we receive from you on applications or other forms, on our website or through other means;

  .Information we receive from you through transactions, correspondence and other communications with us; and

  .Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means



                                      20
----

--------------------------------------------------------------------------------


we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.


                                      21
----

                 ---------------------
  ONE GROUP (R)      Shareholder Information


VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS
The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

DIVIDEND REINVESTMENT
You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, you may write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-877-691-1118.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS
A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

TAXATION OF DISTRIBUTIONS
Each Fund will distribute substantially all of its net investment income. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income (generally, all of the Fund's net investment income) will be taxable as ordinary income.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.



                                      22
----

--------------------------------------------------------------------------------



TAX INFORMATION
The Form 1099 that is mailed to eligible taxpayers in January details your dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER STATEMENTS AND REPORTS

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.


                                      23
----

                 ---------------------
  ONE GROUP (R)      Management of One Group Mutual Funds


THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                           ANNUAL RATE
                                                         AS PERCENTAGE OF
  FUND                                               AVERAGE DAILY NET ASSETS
  One Group(R) Institutional Prime Money Market Fund           .08%
  ---------------------------------------------------------------------------
  One Group(R) Treasury Only Money Market Fund                 .08%
  ---------------------------------------------------------------------------
  One Group(R) Government Money Market Fund                    .08%
  ---------------------------------------------------------------------------




                                      24
----

                 ---------------------
  ONE GROUP (R)      Financial Highlights



The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                              NOVEMBER 1,
                                                                2001 TO
      INSTITUTIONAL PRIME MONEY MARKET FUND                    JUNE 30,
      ADMINISTRATIVE CLASS                                     2002 (A)
      ------------------------------------------------------
      NET ASSET VALUE, BEGINNING OF PERIOD                     $  1.000
      --------------------------------------------------------------------
      Investment Activities:
        Net investment income                                     0.013
      --------------------------------------------------------------------
      Distributions:
        Net investment income                                    (0.013)
      --------------------------------------------------------------------
      NET ASSET VALUE, END OF PERIOD                           $  1.000
      --------------------------------------------------------------------
      Total Return                                                1.29%(B)

      RATIOS/SUPPLEMENTARY DATA:
        Net assets, end of period (000's)                      $543,963
        Ratio of expenses to average net assets                   0.25%(C)
        Ratio of net investment income to average net assets      1.83%(C)
        Ratio of expenses to average net assets*                  0.27%(C)

                                                              NOVEMBER 1,
                                                                2001 TO
      TREASURY ONLY MONEY MARKET FUND                          JUNE 30,
      ADMINISTRATIVE CLASS                                     2002 (A)
      ------------------------------------------------------
      NET ASSET VALUE, BEGINNING OF PERIOD                      $ 1.000
      --------------------------------------------------------------------
      Investment Activities:
        Net investment income                                     0.011
      --------------------------------------------------------------------
      Distributions:
        Net investment income                                    (0.011)
      --------------------------------------------------------------------
      NET ASSET VALUE, END OF PERIOD                            $ 1.000
      --------------------------------------------------------------------
      Total Return                                                1.11%(B)

      RATIOS/SUPPLEMENTARY DATA:
        Net assets, end of period (000's)                       $31,289
        Ratio of expenses to average net assets                   0.24%(C)
        Ratio of net investment income to average net assets      1.59%(C)
        Ratio of expenses to average net assets*                  0.24%(C)

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.



                                      25
----

--------------------------------------------------------------------------------



                                                              NOVEMBER 1,
                                                                2001 TO
      GOVERNMENT MONEY MARKET FUND                             JUNE 30,
      ADMINISTRATIVE CLASS                                     2002 (A)
      ------------------------------------------------------
      NET ASSET VALUE, BEGINNING OF PERIOD                      $ 1.000
      --------------------------------------------------------------------
      Investment Activities:
        Net investment income                                     0.012
      --------------------------------------------------------------------
      Distributions:
        Net investment income                                    (0.012)
      --------------------------------------------------------------------
      NET ASSET VALUE, END OF PERIOD                            $ 1.000
      --------------------------------------------------------------------
      Total Return                                                1.21%(B)

      RATIOS/SUPPLEMENTARY DATA:
        Net assets, end of period (000's)                       $81,789
        Ratio of expenses to average net assets                   0.24%(C)
        Ratio of net investment income to average net assets      1.72%(C)
        Ratio of expenses to average net assets*                  0.24%(C)

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.


                                      26
----

  ONE GROUP (R)      Appendix A
----------------------------------------



INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, please see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                                   FUND NAME FUND CODE
          ------------------------------------------------------------
          One Group(R) Institutional Prime Money Market Fund     1
          ------------------------------------------------------------
                One Group(R) Treasury Only Money Market Fund     2
          ------------------------------------------------------------
                   One Group(R) Government Money Market Fund     3
          ------------------------------------------------------------

                                                               FUND   RISK
  INSTRUMENT                                                   CODE   TYPE
  ---------------------------------------------------------------------------
  U.S. Treasury Obligations: Bills, notes and bonds.            1-3 Market
  ---------------------------------------------------------------------------
  Treasury Receipts: TRs, TIGRS and CATS.                         1 Market
  ---------------------------------------------------------------------------
  U.S. Government Agency Securities: Securities issued by      1, 3 Market
  agencies and instrumentalities of the U.S. government.            Credit
  These include Fannie Mae and Freddie Mac obligations.
  ---------------------------------------------------------------------------
  Certificates of Deposit: Negotiable instruments with a          1 Market
  stated maturity.                                                  Credit
                                                                    Liquidity
  ---------------------------------------------------------------------------
  Time Deposits: Non-negotiable receipts issued by a bank in      1 Liquidity
  exchange for the deposit of funds.                                Credit
                                                                    Market
  ---------------------------------------------------------------------------
  Repurchase Agreements: The purchase of a security and the    1, 3 Credit
  simultaneous commitment to return the security to the             Market
  seller at an agreed upon price on an agreed upon date. This       Liquidity
  is treated as a loan.
  ---------------------------------------------------------------------------


                                      27
----

--------------------------------------------------------------------------------



                                                                FUND    RISK
 INSTRUMENT                                                     CODE    TYPE
 ------------------------------------------------------------------------------
 Securities Lending: The lending of up to 33 1/3% of the Fund's 1-3  Credit
 total assets. In return, the Fund will receive cash, other          Market
 securities and/or letters of credit.                                Leverage
 ------------------------------------------------------------------------------
 When-Issued Securities and Forward Commitments:                1-3  Market
 Purchase or contract to purchase securities at a fixed price        Leverage
 for delivery at a future date.                                      Liquidity
 ------------------------------------------------------------------------------
 Investment Company Securities: Shares of other money           1,3  Market
 market mutual funds, including One Group money market
 funds and shares of other money market mutual funds for
 which Banc One Investment Advisors or its affiliates serve
 as investment advisor or administrator. Banc One
 Investment Advisors will waive certain fees when
 investing in funds for which it serves as investment
 advisor, to the extent required by law.
 ------------------------------------------------------------------------------
 Extendable Commercial Notes: Variable rate notes which           1  Market
 normally mature within a short period of time (e.g., one            Credit
 month) but which may be extended by the issuer for a                Liquidity
 maximum maturity of 13 months.
 ------------------------------------------------------------------------------
 Bankers' Acceptances: Bills of exchange or time drafts           1  Credit
 drawn on and accepted by a commercial bank. Maturities              Liquidity
 are generally six months or less.                                   Market
 ------------------------------------------------------------------------------
 Commercial Paper: Secured and unsecured short-term               1  Credit
 promissory notes issued by corporations and other entities.         Liquidity
 Maturities generally vary from a few days to nine months.           Market
 ------------------------------------------------------------------------------
 Foreign Securities: Commercial paper of foreign issuers and      1  Market
 obligations of foreign banks, overseas branches of U.S.             Political
 banks and supranational entities.                                   Liquidity
                                                                     Foreign
                                                                     Investment
 ------------------------------------------------------------------------------
 Restricted Securities: Securities not registered under the       1  Liquidity
 Securities Act of 1933, such as privately placed commercial         Market
 paper and Rule 144A securities.
 ------------------------------------------------------------------------------
 Variable and Floating Rate Instruments: Obligations with       1,3  Market
 interest rates which are reset daily, weekly, quarterly or          Credit
 some other period and which may be payable to the Fund              Liquidity
 on demand.
 ------------------------------------------------------------------------------


                                      28
----

--------------------------------------------------------------------------------


                                                              FUND    RISK
  INSTRUMENT                                                  CODE    TYPE
  ---------------------------------------------------------------------------
  Mortgage-Backed Securities: Debt obligations secured by      1   Prepayment
  real estate loans and pools of loans. These include              Market
  collateralized mortgage obligations ("CMOs") and Real            Credit
  Estate Mortgage Investment Conduits ("REMICs").                  Regulatory
  ---------------------------------------------------------------------------
  Demand Features: Securities that are subject to puts and     1   Market
  standby commitments to purchase the securities at a              Liquidity
  fixed price (usually with accrued interest) within a fixed       Management
  period of time following demand by a Fund.
  ---------------------------------------------------------------------------
  Municipal Securities: Securities issued by a state or        1   Market
  political subdivision to obtain funds for various public         Credit
  purposes. Municipal securities include private activity          Political
  bonds and industrial development bonds, as well as               Tax
  General Obligation Notes, Tax Anticipation Notes, Bond           Regulatory
  Anticipation Notes, Revenue Anticipation Notes, other
  short-term tax-exempt obligations, municipal leases,
  obligations of municipal housing authorities and single
  family revenue bonds.
  ---------------------------------------------------------------------------
  Short-Term Funding Agreements: Agreements issued by          1   Market
  banks and highly rated insurance companies such as               Credit
  Guaranteed Investment Contracts ("GICs") and Bank                Liquidity
  Investment Contracts ("BICs").
  ---------------------------------------------------------------------------
  Participation Interests: Interests in municipal securities,  1   Credit
  including municipal leases, from financial institutions          Tax
  such as commercial and investment banks, savings and             Market
  loan associations and insurance companies. These
  interests may take the form of participations, beneficial
  interests in a trust, partnership interests or any other
  form of indirect ownership that allows the Funds to treat
  the income from the investment as exempt from federal
  income tax.
  ---------------------------------------------------------------------------
  Asset-Backed Securities: Securities secured by company       1   Prepayment
  receivables, home equity loans, truck and auto loans,            Market
  leases, credit card receivables and other securities backed      Credit
  by other types of receivables or other assets.                   Regulatory
  ---------------------------------------------------------------------------


                                      29
----

--------------------------------------------------------------------------------



INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities in the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the fund's efforts to control them) the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

..Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

..Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

..Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

..Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

..Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

..Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There also is the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.


                                      30
----

--------------------------------------------------------------------------------



..Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes and governmental collapse and war.

..Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

..Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.


                                      31
----

--------------------------------------------------------------------------------


If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118, or by writing the Funds at:

  ONE GROUP(R) MUTUAL FUNDS
  1111 POLARIS PARKWAY
  COLUMBUS, OHIO 43271-1235

  OR VISITING

  WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


[LOGO] ONE GROUP/R/
Mutual Funds
TOG-F-140 (11/02)

[LOGO] ONE GROUP/R/
Mutual Funds



                 PROSPECTUS
                 November 1, 2002


                 One Group(R) Prime Money Market Fund
                 One Group(R) Bond Fund
                 One Group(R) Income Bond Fund
                 One Group(R) Small Cap Growth Fund
                 One Group(R) Mid Cap Growth Fund
                 One Group(R) Mid Cap Value Fund
                 One Group(R) Large Cap Growth Fund
                 One Group(R) Diversified Equity Fund
                 One Group(R) Equity Index Fund
                 One Group(R) Market Expansion Index Fund
                 One Group(R) Investor Growth & Income Fund
                 One Group(R) Investor Conservative Growth Fund


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                 FOR USE BY BANK ONE CORPORATION SAVINGS AND INVESTMENT PLAN

               --------

TABLE OF
   CONTENTS


FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
              One Group Prime Money Market Fund   1
                                                -----
                            One Group Bond Fund   4
                                                -----
                     One Group Income Bond Fund   9
                                                -----
                One Group Small Cap Growth Fund   14
                                                -----
                  One Group Mid Cap Growth Fund   18
                                                -----
                   One Group Mid Cap Value Fund   22
                                                -----
                One Group Large Cap Growth Fund   26
                                                -----
              One Group Diversified Equity Fund   30
                                                -----
                    One Group Equity Index Fund   34
                                                -----
          One Group Market Expansion Index Fund   38
                                                -----
        One Group Investor Growth & Income Fund   42
                                                -----
    One Group Investor Conservative Growth Fund   47
                                                -----



           MORE ABOUT THE FUNDS
Principal Investment Strategies   51
                                -----
               Investment Risks   58
                                -----
  Temporary Defensive Positions   63
                                -----
             Portfolio Turnover   63
                                -----



HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares   64
                                               -----



PRIVACY POLICY   65
               -----



      SHAREHOLDER INFORMATION
                Voting Rights   67
                              -----
            Dividend Policies   67
                              -----
Tax Treatment of Shareholders   67
                              -----
        Shareholder Inquiries   67
                              -----



MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor   68
                                     -----
                       Advisory Fees   69
                                     -----
                   The Fund Managers   70
                                     -----



            FINANCIAL HIGHLIGHTS   71
                                 -----
APPENDIX A: INVESTMENT PRACTICES   78
                                 -----


  ONE GROUP (R)      Prime Money Market Fund




FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks current income with liquidity and stability of principal.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Prime Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although

  FUND SUMMARY       Prime Money Market Fund


the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.


BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.58%  2.97%  4.09%  5.83%  5.20%  5.32%  5.30%  4.95%  6.11%  3.81%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 1.14%.

--------------------------------------------------------------------------------
Best Quarter:  1.56%  4Q2000      Worst Quarter:  .54%  4Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Prime Money Market Fund


The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

          INCEPTION
        DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS
---------------------------------------------
Class I    8/1/85     3.81%   5.09%   4.71%
---------------------------------------------

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-888-506-401K OR VISIT WWW.ONEGROUP.COM.

FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------
(expenses that are deducted from Fund assets) CLASS I
-----------------------------------------------------
 Investment Advisory Fees                       .35%
-----------------------------------------------------
 Other Expenses                                 .20%
-----------------------------------------------------
 Total Annual Fund Operating Expenses           .55%
-----------------------------------------------------
 Fee Waiver and/or Expense Reimbursement/1/    (.03%)
-----------------------------------------------------
 Net Expenses                                   .52%
-----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .52% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
----------------------------------
  $53      $173    $304     $686
----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $56.

  ONE GROUP (R)      Bond Fund




FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

  FUND SUMMARY       Bond Fund



Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Bond Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995   1996   1997   1998    1999    2000   2001
-----  ------  ------  ------  -----  -----  -----  ------  ------  -----
6.57%  11.33%  -6.91%  23.68%  5.08%  9.92%  8.19%  -0.87%  12.12%  9.06%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 8.52%. The above quoted performance data also includes the performance of, the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:  7.61%  2Q1995      Worst Quarter:  -2.66%  1Q1994
--------------------------------------------------------------------------------

  FUND SUMMARY       Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                    INCEPTION                                    PERFORMANCE
                  DATE OF CLASS         1 YEAR 5 YEARS 10 YEARS SINCE 12/31/83
------------------------------------------------------------------------------
Class I              6/1/91             9.06%   7.59%   7.55%       9.42%
------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index/2/
(no deduction for fees or expenses)     8.44%   7.43%   7.23%       9.62%
------------------------------------------------------------------------------
Lipper Intermediate U.S. Government Fund
 Index/3/                               7.57%   6.72%   6.21%         *
------------------------------------------------------------------------------

/1/The performance information for One Group Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations, and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*  Index did not exist.

  FUND SUMMARY       Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .60%
             -----------------------------------------------------
              Other Expenses                                 .23%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .83%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.23%)
             -----------------------------------------------------
              Net Expenses                                   .60%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .60% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

1 YEAR/1/          3 YEARS         5 YEARS        10 YEARS
-----------------------------------------------------------------
  $61               $242            $438           $1,004
-----------------------------------------------------------------
/1/Without contractual fee waivers, 1 Year expenses would be $85.

  ONE GROUP (R)      Income Bond Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., junk bonds.) The Fund may not invest more than 30% of its total assets in these securities. The Fund also invests in mortgage-backed and asset-backed securities. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Income Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations. A "junk bond" is a debt security that is rated below investment grade. Junk bonds also include unrated securities that Banc One Investment Advisors believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

  FUND SUMMARY       Income Bond Fund



MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Portfolio Quality. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund also may invest in securities that are rated below investment grade. These securities are considered to be speculative and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

Derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Income Bond Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1994    1995   1996   1997   1998    1999    2000   2001
------  ------  -----  -----  -----  ------  ------  -----
-0.95%  17.53%  3.14%  8.88%  7.77%  -1.15%  10.24%  7.41%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 7.02%. One Group Income Bond Fund consolidated with the Pegasus MultiSector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. Therefore, all performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund.

--------------------------------------------------------------------------------
Best Quarter:  5.88%  2Q1995      Worst Quarter:  -1.63%  1Q1996
--------------------------------------------------------------------------------

  FUND SUMMARY       Income Bond Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                             INCEPTION                           PERFORMANCE
                                           DATE OF CLASS          1 YEAR 5 YEARS SINCE 3/5/93
               ------------------------------------------------------------------------------
               Class I                        3/5/93              7.41%   6.56%     6.28%
               ------------------------------------------------------------------------------
               Lehman Brothers Aggregate Bond Index/2/
               (no deduction for fees or expenses)                8.44%   7.43%     6.91%
               ------------------------------------------------------------------------------
               Lipper Intermediate Investment Grade Fund Index/3/ 8.22%   6.82%     6.37%
               ------------------------------------------------------------------------------

/1/One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond
   Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. The performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund.
/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Intermediate Investment Grade Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*Index did not exist.

  FUND SUMMARY       Income Bond Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted from Fund assets)      CLASS I
----------------------------------------------------------
Investment Advisory Fees                             .60%
----------------------------------------------------------
Other Expenses                                       .21%
----------------------------------------------------------
Total Annual Fund Operating Expenses                 .81%
----------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/1/          (.14%)
----------------------------------------------------------
Net Expenses                                         .67%
----------------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .67% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

1 YEAR/1/          3 YEARS                    5 YEARS                   10 YEARS
------------------------------------------------------------------------------------------
  $68               $245                       $436                       $989
------------------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $83.

  ONE GROUP (R)      Small Cap Growth Fund




FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in common stock, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. For more information about the Small Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. The Fund's primary investment strategy is to invest in smaller, growth companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Small Cap Growth Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   ----    -----   -----   -----
16.42%  7.85%   -7.73%  22.06%  15.70%  28.78%  -4.04%  26.57%  8.44%   -6.35%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -23.80%. The above-quoted performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996. Historical performances for Class I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.

--------------------------------------------------------------------------------
Best Quarter:  21.57%  3Q1997      Worst Quarter:  -22.13%  3Q1998
--------------------------------------------------------------------------------

  FUND SUMMARY       Small Cap Growth Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                           INCEPTION                           PERFORMANCE
                                         DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS SINCE 7/1/91
-------------------------------------------------------------------------------------------
Class I                                     3/26/96    -6.35%  9.69%   10.02%     12.69%
-------------------------------------------------------------------------------------------
S&P SmallCap 600 Index/2/
(no deduction for fees or expenses)                     6.54% 10.66%   13.61%     14.67%
-------------------------------------------------------------------------------------------
S&P SmallCap 600/BARRA Growth Index/3/
(no deduction for fees or expenses)                    -1.18%  7.05%     *          *
-------------------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
   Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996. Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.
/2/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The S&P SmallCap 600/BARRA Growth Index is an unmanaged index generally representative of the performance of small- capitalization domestic stocks with higher price-to-book ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
*Index did not exist.

  FUND SUMMARY       Small Cap Growth Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        ANNUAL FUND OPERATING EXPENSES
        ---------------------------------------------------------------
        (expenses that are deducted from Fund assets)           CLASS I
        ---------------------------------------------------------------
        Investment Advisory Fees/1/                               .74%
        ---------------------------------------------------------------
        Other Expenses                                            .32%
        ---------------------------------------------------------------
        Total Annual Fund Operating Expenses                     1.06%
        ---------------------------------------------------------------
        Fee Waiver and/or Expense Reimbursement/2/               (.01%)
        ---------------------------------------------------------------
        Net Expenses                                             1.05%
        ---------------------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/2/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to 1.05% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

                       1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                       ----------------------------------
                         $107     $336    $584    $1,293
                       ----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $108.

  ONE GROUP (R)      Mid Cap Growth Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations of $500 million to $10 billion at the time of investment. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries. For more information about the Mid Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Mid Cap Growth Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]



1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
-----   -----   -----   -----   -----   -----   -----    -----  -----   ------
9.54%   12.73%  -3.72%  27.87%  20.29%  30.08%  37.34%  29.11%  5.90%   -10.72%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -23.75%.

--------------------------------------------------------------------------------
Best Quarter:  39.91%  4Q1998      Worst Quarter:  -21.01%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Mid Cap Growth Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                 INCEPTION                                   PERFORMANCE
               DATE OF CLASS        1 YEAR  5 YEARS 10 YEARS SINCE 3/2/89
-------------------------------------------------------------------------
Class I           3/2/89            -10.72% 16.87%   14.84%     16.34%
-------------------------------------------------------------------------
S&P MidCap 400 Index/1/
(no deduction for fees or expenses)  -0.60% 16.11%   15.02%     16.75%
-------------------------------------------------------------------------
S&P MidCap 400/BARRA Growth
 Index/2/
(no deduction for fees or expenses)  -7.97% 17.82%   14.49%       *
-------------------------------------------------------------------------

/1/The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The S&P MidCap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P MidCap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400 Index to the S&P MidCap 400/BARRA Growth Index in order to better represent the investment policies for comparison purposes.
*  Index did not exist.

  FUND SUMMARY       Mid Cap Growth Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------
(expenses that are deducted from Fund assets) CLASS I
-----------------------------------------------------
 Investment Advisory Fees/1/                    .73%
-----------------------------------------------------
 Other Expenses                                 .34%
-----------------------------------------------------
 Total Annual Fund Operating Expenses          1.07%
-----------------------------------------------------
 Fee Waiver and/or Expense Reimbursement/2/    (.08%)
-----------------------------------------------------
 Net Expenses                                   .99%
-----------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/2/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .99% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them for the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

1 YEAR/1/         3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------
  $101             $332            $582            $1,298
------------------------------------------------------------------
/1/Without contractual fee waivers, 1 Year expenses would be $109.

  ONE GROUP (R)      Mid Cap Value Fund




FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $10 billion at the time of investment. In choosing investments, the Fund considers the issuer's soundness and earnings prospects. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors looks at anticipated changes that may positively impact the value of the company such as new products, deployment of new technologies, cost cutting efforts and changes in management. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. If Banc One Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it may eliminate the Fund's holding of the company's stock. For more information about the Mid Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

  FUND SUMMARY       Mid Cap Value Fund



Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1992    1993    1994    1995    1996    1997   1998    1999    2000   2001
------  ------  ------  ------  ------  ------  -----  ------  ------  -----
12.91%  13.20%  -0.71%  26.03%  16.51%  35.10%  5.67%  -0.10%  28.39%  4.97%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -16.14%.

--------------------------------------------------------------------------------
Best Quarter:  15.97%  4Q1998      Worst Quarter:  -13.63%  3Q1998
--------------------------------------------------------------------------------

  FUND SUMMARY       Mid Cap Value Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                  INCEPTION                                 PERFORMANCE
                DATE OF CLASS       1 YEAR 5 YEARS 10 YEARS SINCE 3/2/89
------------------------------------------------------------------------
Class I            3/2/89            4.97% 13.96%   13.61%     12.66%
------------------------------------------------------------------------
S&P MidCap 400 Index/1/
(no deduction for fees or expenses) -0.60% 16.11%   15.02%     16.75%
------------------------------------------------------------------------
S&P MidCap 400/BARRA Growth Index/2/
(no deduction for fees or expenses) -7.97% 17.82%   14.49%       *
------------------------------------------------------------------------

/1/The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The S&P MidCap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P MidCap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400 Index to the S&P MidCap 400/BARRA Growth Index in order to better represent the investment policies for comparison purposes.
*  Index did not exist.

  FUND SUMMARY       Mid Cap Value Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
                 Investment Advisory Fees/1/                .74%
             -----------------------------------------------------
                 Other Expenses                             .24%
             -----------------------------------------------------
                 Total Annual Fund Operating Expenses       .98%
             -----------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

1 YEAR          3 YEARS                    5 YEARS                   10 YEARS
---------------------------------------------------------------------------------------
 $100            $312                       $542                      $1,201
---------------------------------------------------------------------------------------

  ONE GROUP (R)      Large Cap Growth Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. For more information about the Large Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Large Cap Growth Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]


1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   ----    -----   -----   -----
13.95%  5.56%   27.04%  17.25%  32.84%  44.71%  27.81%  -24.01% -20.32
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -32.42%.

--------------------------------------------------------------------------------
Best Quarter:  24.51%  4Q1998      Worst Quarter:  -19.74%  4Q2000
--------------------------------------------------------------------------------

  FUND SUMMARY       Large Cap Growth Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                               INCEPTION                           PERFORMANCE
                             DATE OF CLASS        1 YEAR  5 YEARS SINCE 2/28/92
              -----------------------------------------------------------------
              Class I           2/28/92           -20.32%  8.27%     11.18%
              -----------------------------------------------------------------
              Russell 1000 Growth Index/1/
              (no deduction for fees or expenses) -20.42%  8.27%     11.25%
              -----------------------------------------------------------------

/1/The Russell 1000 Growth Index is an unmanaged index representing the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

  FUND SUMMARY       Large Cap Growth Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees/1/                    .71%
             -----------------------------------------------------
              Other Expenses                                 .36%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses          1.07%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/2/    (.08%)
             -----------------------------------------------------
              Net Expenses                                   .99%
             -----------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".
/2/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .99% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
----------------------------------
  $101     $332    $582    $1,298
----------------------------------

/1/Without contractual fee waivers, 1 year expenses would be $109.

  ONE GROUP (R)      Diversified Equity Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Equity Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Diversified Equity Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   ----    -----   -----   ------
13.64%  7.33%   -3.64%  27.54%  21.80%  34.84%  28.32%  13.78%  -4.16%  -11.03%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -29.59%. The above quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996. Historical performances for Class I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.

--------------------------------------------------------------------------------
Best Quarter:  21.47%  4Q1998      Worst Quarter:  -13.68%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Diversified Equity Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                 INCEPTION                                    PERFORMANCE
               DATE OF CLASS        1 YEAR  5 YEARS 10 YEARS SINCE 12/29/89
---------------------------------------------------------------------------
Class I           3/26/96           -11.03% 10.91%   11.85%      12.97%
---------------------------------------------------------------------------
S&P 500 Index/2/
(no deduction for fees or expenses) -11.89% 10.70%   12.94%      12.85%
---------------------------------------------------------------------------
S&P SuperComposite 1500 Index/3/
(no deduction for fees or expenses) -10.64% 10.92%     *           *
---------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
   Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996. Historical performance shown for Class I prior to its inception is based on the performance of class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.
/2/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Funds reflects the deduction of these expenses.
/3/The S&P SuperComposite 1500 Index is an unmanaged index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices representing approximately 87% of the total U.S. equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
*  Index did not exist

  FUND SUMMARY       Diversified Equity Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------
(expenses that are deducted from Fund assets) CLASS I
-----------------------------------------------------
    Investment Advisory Fees/1/                .73%
-----------------------------------------------------
    Other Expenses                             .26%
-----------------------------------------------------
    Total Annual Fund Operating Expenses       .99%
-----------------------------------------------------

/1/The Fund has adopted a breakpoint schedule under which the investment advisory fee rate decreases as net assets increase above designated levels. Please see "Management of One Group Mutual Funds".

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------
 $101   $315    $547    $1,213
-------------------------------

  ONE GROUP (R)      Equity Index Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")./ 1/

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund's expenses. For more information about the Equity Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

  FUND SUMMARY       Equity Index Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
-----   -----   -----   -----   -----   -----   ----    -----   -----   ------
6.85%   9.37%   0.75%   37.07%  22.59%  33.00%  28.24% 20.54%   -9.28%  -12.19%
/1/For the period from January 1, 2002 , through September 30, 2002 , the
   Fund's total return was -28.32%.

--------------------------------------------------------------------------------
Best Quarter:  21.26%  4Q1998      Worst Quarter:  -14.75%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Equity Index Fund


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                           INCEPTION                                   PERFORMANCE
                         DATE OF CLASS        1 YEAR  5 YEARS 10 YEARS SINCE 7/2/91
          -------------------------------------------------------------------------
          Class I           7/2/91            -12.19% 10.37%   12.48%     13.21%
          -------------------------------------------------------------------------
          S&P 500 Index/1/
          (no deduction for fees or expenses) -11.89% 10.70%   12.94%     13.71%
          -------------------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Funds reflects the deduction of these expenses.

  FUND SUMMARY       Equity Index Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .30%
             -----------------------------------------------------
              Other Expenses                                 .30%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .60%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/ 1/   (.25%)
             -----------------------------------------------------
              Net Expenses                                   .35%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .35% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

1 YEAR1 3 YEARS 5 YEARS 10 YEARS
--------------------------------
  $36    $167    $310     $726
--------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $61.

  ONE GROUP (R)      Market Expansion Index Fund




FUND SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600") and the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")./1/

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in a representative sampling of stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. Not all of the stocks in the indices are included in the Fund. The Fund uses a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between its portfolio and that of the indices of at least 0.95, without taking into account the Fund's expenses. For more information about the Market Expansion Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the S&P SmallCap 600 Index and the S&P MidCap 400 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of stocks in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

/1/"S&P SmallCap 600" and "S&P MidCap 400" are registered service marks of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

  FUND SUMMARY       Market Expansion Index Fund



Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1 /-- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

1999    2000    2001
-----   -----   ----
11.56%  14.10%  1.64%

/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -18.76%. The above quoted performance data includes the performance of the Pegasus Market Expansion Index Fund before it consolidated with The One Group Market Expansion Index Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:  17.95%  4Q2001      Worst Quarter:  -15.67%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Market Expansion Index Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                                                INCEPTION           PERFORMANCE
                                              DATE OF CLASS 1 YEAR SINCE 7/31/98
--------------------------------------------------------------------------------
Class I                                          7/31/98     1.64%    10.84%
--------------------------------------------------------------------------------
S&P 1000 Index/2/
(no deduction for fees or expenses)                          1.45%    12.16%
--------------------------------------------------------------------------------
S&P MidCap 400 Index/3/
(no deduction for fees or expenses)                         -0.60%    13.22%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index/4/
(no deduction for fees or expenses)                          6.54%     9.15%
--------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
   Market Expansion Index Fund before it consolidated with the One Group Market Expansion Index Fund on March 22, 1999.
/2/The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark for the Market Expansion Fund has changed from the S&P 400 Index to the S&P 1000 Index. The S&P 1000 Index is a combination of the S&P 400 Index and the S&P 600 Index and therefore, is a better overall comparison to the Fund's performance.
/3/S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/4/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

  FUND SUMMARY       Market Expansion Index Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
              Investment Advisory Fees                       .35%
             -----------------------------------------------------
              Other Expenses                                 .55%
             -----------------------------------------------------
              Total Annual Fund Operating Expenses           .90%
             -----------------------------------------------------
              Fee Waiver and/or Expense Reimbursement/1/    (.33%)
             -----------------------------------------------------
              Net Expenses                                   .57%
             -----------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total fund operating expenses to .57% for Class I shares for the period beginning November 1, 2002, and ending October 31, 2003.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
----------------------------------
  $58      $254    $466    $1,077
----------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be $92.

  ONE GROUP (R)      Investor Growth & Income Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of One Group mutual funds that invest primarily in equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
One Group Investor Growth & Income Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a growth and income fund, the majority of the Fund's assets will be invested in One Group equity and bond funds, although a portion of its assets also will be invested in One Group money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHO SHOULD INVEST IN THE FUND?
Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in the One Group Investor Growth & Income Fund will be affected.

  FUND SUMMARY       Investor Growth & Income Fund



Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the One Group Investor Growth & Income Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  FUND SUMMARY       Investor Growth & Income Fund



HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1997    1998    1999   2000    2001
------  ------  ------  -----  ------
20.87%  19.10%  12.06%  1.55%  -5.48%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -17.71%.

--------------------------------------------------------------------------------
Best Quarter:  14.92%  4Q1998      Worst Quarter:  -11.19%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Investor Growth & Income Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                                      INCEPTION                    PERFORMANCE
                                    DATE OF CLASS 1 YEAR  5 YEARS SINCE 12/10/96
--------------------------------------------------------------------------------
Class I                               12/10/96     -5.48%  9.14%       8.94%
--------------------------------------------------------------------------------
S&P SuperComposite 1500 Index/1/
(no deduction for fees or expenses)               -10.64% 10.92%      10.92%
--------------------------------------------------------------------------------
Lipper Mix/2/                                      -4.07%  9.01%       9.01%
--------------------------------------------------------------------------------

/1/The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lipper Mix consists of the average monthly returns of the Lipper 1000
   Index (60%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (35%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

  FUND SUMMARY       Investor Growth & Income Fund


FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

             ANNUAL FUND OPERATING EXPENSES
             -----------------------------------------------------
             (expenses that are deducted from Fund assets) CLASS I
             -----------------------------------------------------
                Investment Advisory Fees                    .05%
             -----------------------------------------------------
                Other Expenses                              .18%
             -----------------------------------------------------
                Total Annual Fund Operating Expenses/1/     .23%
             -----------------------------------------------------

/1/The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.07% for Class I shares.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continue to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

         1 YEAR                     3 YEARS                    5 YEARS                   10 YEARS
-----------------------------------------------------------------------------------------------------------
           $24                        $74                       $130                       $293
-----------------------------------------------------------------------------------------------------------

  ONE GROUP (R)      Investor Conservative Growth Fund



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE FUND?
The Fund seeks income and capital appreciation by investing primarily in a diversified group of One Group mutual funds that invest primarily in fixed income and equity securities.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
One Group Investor Conservative Growth Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a conservative growth fund, the majority of the Fund's assets will be invested in One Group bond funds, although a portion of its assets also will be invested in One Group equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHO SHOULD INVEST IN THE FUND?
Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in the One Group Investor Conservative Growth Fund will be affected.

  FUND SUMMARY       Investor Conservative Growth Fund



Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the One Group Investor Conservative Growth Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE FUND PERFORMED?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.


BAR CHART (per calendar year)/1 /-- CLASS I
--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

 1997    1998   1999   2000   2001
------  ------  -----  -----  -----
12.50%  11.71%  4.51%  5.35%  1.42%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was -4.90%.

--------------------------------------------------------------------------------
Best Quarter:  6.21%  2Q1997      Worst Quarter:  -2.56%  3Q2001
--------------------------------------------------------------------------------

  FUND SUMMARY       Investor Conservative Growth Fund



The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                  INCEPTION                         PERFORMANCE
                DATE OF CLASS       1 YEAR 5 YEARS SINCE 12/10/96
-----------------------------------------------------------------
Class I           12/10/96          1.42%   7.01%      6.84%
-----------------------------------------------------------------
Lehman Brothers Intermediate
 Aggregate Bond Index/1/
(no deduction for fees or expenses) 8.68%   7.27%      7.27%
-----------------------------------------------------------------
Lipper Mix/2/                       2.85%   7.55%      7.55%
-----------------------------------------------------------------

/1/The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/2/The Lipper Mix consists of the average monthly returns of the Lipper 1000
   Index (20%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (75%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

  FUND SUMMARY       Investor Conservative Growth Fund



FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------
(expenses that are deducted from Fund assets) CLASS I
-----------------------------------------------------
   Investment Advisory Fees                    .05%
-----------------------------------------------------
   Other Expenses                              .18%
-----------------------------------------------------
   Total Annual Fund Operating Expenses/1/     .23%
-----------------------------------------------------

/1/The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be .94% for Class I shares.

EXAMPLES
--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

         1 YEAR                     3 YEARS                    5 YEARS                   10 YEARS
-----------------------------------------------------------------------------------------------------------
           $24                        $74                       $130                       $293
-----------------------------------------------------------------------------------------------------------

  ONE GROUP (R)      More About the Funds




Each of the twelve funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes twelve mutual funds with a variety of investment objectives.

..One Group Prime Money Market Fund is designed to produce high current income consistent with liquidity or capital preservation and stability of principal.

..One Group Bond Fund is designed to maximize total return. Banc One Investment
 Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. The Fund attempts to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends.

..One Group Income Bond Fund is designed to produce a high level of current income. In selecting securities for the Fund, Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors picks individual securities after performing a risk/reward analysis that includes an evaluation of structural risks and credit trends.

..One Group Small Cap Growth, Mid Cap Growth, Mid Cap Value, Large Cap Growth,
 Diversified Equity, Equity Index and Market Expansion Index are designed for a variety of objectives, including capital appreciation and current income.

..One Group Investor Growth & Income and Investor Conservative Growth are designed to provide diversification across the three major asset classes: stocks, bonds and cash or cash equivalents. Diversification is achieved by investing in other One Group mutual funds. A brief description of these underlying One Group funds can be found in Appendix A. The Funds attempt to take advantage of the most attractive types of stocks and bonds by shifting their asset allocation to favor mutual funds that focus on the most promising securities.

The principal investment strategies that are used to meet each Fund's investment objective also are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They also are described below. There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

--------------------------------------------------------------------------------



                     FUNDAMENTAL POLICIES

A Fund's investment strategy may involve "fundamental policies." A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

ONE GROUP PRIME MONEY MARKET FUND.

..The Fund invests only in U.S. denominated securities.

..The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

..Each security held by the Fund will mature in 397 days or less.

..The Fund will acquire only those securities that present minimal credit risks.

..The Fund invests exclusively in money market instruments. These include:

  1.corporate notes;

  2.commercial paper;

  3.funding agreements;

  4.certificates of deposit; and

  5.bank obligations.

..Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

..The Fund may lend its securities.

ONE GROUP BOND FUND. The Fund invests in all types of debt securities rated as investment grade, (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

..As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

..The Fund also may purchase taxable or tax-exempt municipal securities.

..The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

--------------------------------------------------------------------------------


..The Fund's average weighted maturity will ordinarily range between four and twelve years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

ONE GROUP INCOME BOND FUND. The Fund invests in all types of debt securities rated as investment grade or below investment grade, as well as preferred stock and loan participations.

..As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

..The Fund invests at least 70% of its total assets in all types of debt securities rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by Banc One Investment Advisors. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

..Up to 30% of the Fund's total assets may be invested in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade or, if unrated, determined by Banc One High Yield Partners, the Fund's Sub-advisor, to be of comparable quality.

..The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

..The Fund also may purchase taxable or tax-exempt municipal securities.

..The Fund's average weighted maturity will ordinarily range between five and twenty years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.


                      WHAT IS AVERAGE WEIGHTED MATURITY?

 Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms "Intermediate" and "Short-Term" in a Fund's name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund's portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

--------------------------------------------------------------------------------


ONE GROUP SMALL CAP GROWTH FUND. The Fund may invest in common stocks, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund's investment objective.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in the securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..Although the Fund may invest up to 20% of its total assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents, the Fund's main investment strategy is to invest in equity securities of small-capitalization companies.

ONE GROUP MID CAP GROWTH FUND. The Fund invests in securities of mid-cap companies that have the potential to produce above-average earnings growth per share over a one- to three-year period. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..A portion of the Fund's assets may be held in cash equivalents.

ONE GROUP MID CAP VALUE FUND. The Fund invests mainly in equity securities of mid-cap companies with below-market average price-to-earnings and price-to-book value ratios. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..A portion of the Fund's assets may be held in cash equivalents.

ONE GROUP LARGE CAP GROWTH FUND. The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in the equity securities of large, well-established companies, including common stocks, and debt securities and preferred stocks which are convertible to common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

--------------------------------------------------------------------------------


ONE GROUP DIVERSIFIED EQUITY FUND. The Fund invests mainly in common stocks of companies that have the potential for continued earnings growth with strong fundamentals and a reasonable value.

..Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

..Although the Fund may invest up to 20% of the Fund's total assets in U.S.
 government securities, other investment grade fixed income securities, and cash and cash equivalents, the Fund's main investment strategy is to invest in equity securities.

ONE GROUP EQUITY INDEX FUND. The Fund invests in stocks included in the S&P 500 Index.

..The Fund also invests in stock index futures and other equity derivatives.

..The Fund may hold up to 10% of its total assets in cash or cash equivalents.
 (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)



                        HOW DOES INDEX INVESTING WORK?

  . The percentage of stock that the Fund holds will be approximately the same percentage that the stock represents in the index.

  . Banc One Investment Advisors generally picks stocks in the order of their weightings in the index, starting with the heaviest-weighted stock.

  . The Fund attempts to achieve a correlation between the performance of the Fund and that of the index of at least 0.95, without taking into account Fund expenses. Perfect correlation would be 1.00.


ONE GROUP MARKET EXPANSION INDEX FUND. The Fund invests in stocks included in the S&P SmallCap 600 Index and S&P MidCap 400 Index.

..The Fund also may invest up to 10% of its net assets in foreign securities, including Depositary Receipts.

..Up to 10% of the Fund's total assets may be held in cash and cash equivalents.
 (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

--------------------------------------------------------------------------------



ONE GROUP INVESTOR GROWTH & INCOME FUND. The Fund is diversified between stocks and bonds, with an emphasis on stocks.

1.From 60% to 80% of the Fund's total assets are invested in One Group equity funds.

2.From 20% to 40% of its total assets are invested in One Group bond funds.

3.Up to 10% of its total assets are invested in a One Group money market fund.

..The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

--------------------------------------------------------------------------------

                                                                PERCENTAGE OF
   FUND NAME                                                    FUND HOLDINGS
   Prime Money Market Fund                                          0-10%
   --------------------------------------------------------------------------
   Short-Term Bond Fund                                             0-30%
   --------------------------------------------------------------------------
   Intermediate Bond Fund                                           0-30%
   --------------------------------------------------------------------------
   Income Bond Fund                                                 0-30%
   --------------------------------------------------------------------------
   Bond Fund                                                        0-30%
   --------------------------------------------------------------------------
   High Yield Bond Fund                                             0-30%
   --------------------------------------------------------------------------
   Government Bond Fund                                             0-30%
   --------------------------------------------------------------------------
   Ultra Short-Term Bond Fund                                       0-30%
   --------------------------------------------------------------------------
   Mid Cap Value Fund                                               0-40%
   --------------------------------------------------------------------------
   Mid Cap Growth Fund                                              0-40%
   --------------------------------------------------------------------------
   Market Expansion Index Fund                                      0-40%
   --------------------------------------------------------------------------
   International Equity Index Fund                                  0-40%
   --------------------------------------------------------------------------
   Diversified International Fund                                   0-40%
   --------------------------------------------------------------------------
   Large Cap Growth Fund                                            0-50%
   --------------------------------------------------------------------------
   Large Cap Value Fund                                             0-60%
   --------------------------------------------------------------------------
   Diversified Mid Cap Fund                                         0-40%
   --------------------------------------------------------------------------
   Diversified Equity Fund                                          0-60%
   --------------------------------------------------------------------------
   Small Cap Growth Fund                                            0-40%
   --------------------------------------------------------------------------
   Small Cap Value Fund                                             0-40%
   --------------------------------------------------------------------------
   Equity Income Fund                                               0-60%
   --------------------------------------------------------------------------
   Equity Index Fund                                                0-60%
   --------------------------------------------------------------------------
   Technology Fund                                                  0-10%
   --------------------------------------------------------------------------
   Health Sciences Fund                                             0-10%
   --------------------------------------------------------------------------

..The Fund also may hold cash and cash equivalents.

--------------------------------------------------------------------------------



ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND. The Fund is diversified between stocks and bonds, with an emphasis on bonds.

1. From 20% to 40% of the Fund's total assets are invested in One Group equity funds.

2. From 60% to 80% of its total assets are invested in One Group bond funds.

3. Up to 10% of its total assets are invested in a One Group money market fund.

.. The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

--------------------------------------------------------------------------------

                                                             PERCENTAGE OF
FUND NAME                                                    FUND HOLDINGS
Prime Money Market Fund                                          0-10%
--------------------------------------------------------------------------
Short-Term Bond Fund                                             0-70%
--------------------------------------------------------------------------
Intermediate Bond Fund                                           0-70%
--------------------------------------------------------------------------
Income Bond Fund                                                 0-70%
--------------------------------------------------------------------------
Bond Fund                                                        0-70%
--------------------------------------------------------------------------
High Yield Bond Fund                                             0-15%
--------------------------------------------------------------------------
Government Bond Fund                                             0-70%
--------------------------------------------------------------------------
Ultra Short-Term Bond Fund                                       0-70%
--------------------------------------------------------------------------
Mid Cap Value Fund                                               0-20%
--------------------------------------------------------------------------
Mid Cap Growth Fund                                              0-20%
--------------------------------------------------------------------------
Market Expansion Index Fund                                      0-20%
--------------------------------------------------------------------------
International Equity Index Fund                                  0-20%
--------------------------------------------------------------------------
Diversified International Fund                                   0-20%
--------------------------------------------------------------------------
Large Cap Growth Fund                                            0-20%
--------------------------------------------------------------------------
Large Cap Value Fund                                             0-20%
--------------------------------------------------------------------------
Diversified Mid Cap Fund                                         0-20%
--------------------------------------------------------------------------
Diversified Equity Fund                                          0-20%
--------------------------------------------------------------------------
Small Cap Growth Fund                                            0-20%
--------------------------------------------------------------------------
Small Cap Value Fund                                             0-20%
--------------------------------------------------------------------------
Equity Income Fund                                               0-20%
--------------------------------------------------------------------------
Equity Index Fund                                                0-20%
--------------------------------------------------------------------------

.. The Fund also may hold cash and cash equivalents.

--------------------------------------------------------------------------------



INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

NET ASSET VALUE. There is no assurance that the Prime Money Market Fund will meet its investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

FIXED INCOME SECURITIES. Investments by the Prime Money Market Fund, the Bond Fund and the Income Bond Fund in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally decreases. On the other hand, if rates fall, the value of the investments generally increases. The value of the securities in the Bond Fund and the Income Bond Fund, and the value of your investment in the Bond Fund and the Income Bond Fund, will increase and decrease as the value of the Fund's investments increases and decreases.

DERIVATIVES. The Funds may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks.

                      WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

LOWER RATED SECURITIES. The Bond Fund and the Income Bond Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

HIGH YIELD/JUNK BONDS. The Income Bond Fund invests in high yield securities that are unrated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

.. Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer failed to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of their investments. The Fund also may incur additional expenses in seeking recovery from the issuer.

--------------------------------------------------------------------------------



.. Sensitivity to Interest Rate and Economic Changes. The income and market value of the Fund's securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund's investments and the Fund's net asset values may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. In 2000, 2001 and continuing in 2002 to the date of this prospectus, the default rate for high yield securities has significantly increased compared with prior periods.

.. Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Fund's investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Fund's investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

.. Liquidity. There may be no established secondary or public market for the Fund's investments. In addition, a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

.. High Yield Bond Market. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

.. Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Fund will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisor's or Banc One High Yield Partner's independent and ongoing review of credit quality. (Please see "Description of Ratings" in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Fund's investment objectives will be more dependent on Banc One Investment Advisor's or Banc One High Yield Partner's credit analysis than would be the case if the Fund were investing in higher rated securities. The Fund may seek to hedge investments through transactions in options, future contracts and related options. The Fund also may use swap agreements to further manage exposure to lower rated securities.

--------------------------------------------------------------------------------



INVESTOR FUNDS' RISKS. The Investor Growth & Income Fund and the Investor Conservative Growth Fund invest in a variety of other One Group funds. The funds in which the Investor Funds invest are referred to in this prospectus as the "underlying funds." The main risks of investing in the Investor Funds are described in "Fund Summaries: Investments, Risk & Performance." Additional risks associated with investing in the underlying funds are described below.

..Junk Bonds. Two underlying funds, One Group High Yield Bond and One Group
 Income Bond Fund, invest in debt securities that are considered to be speculative. These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. In 2000, 2001 and continuing in 2002 to the date of this prospectus, the default rate for high yield securities has significantly increased compared with prior periods.

..International Funds. Foreign securities are subject to special risks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transaction costs and delayed settlements of transactions. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Additionally, there may be less public information available about foreign issuers. Since the underlying funds may invest in securities denominated in foreign currencies, changes in exchange rates also may affect the value of investments in the underlying funds.

..Prepayment and Call Risk. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the underlying funds that invest in these types of securities may have to reinvest in securities with lower yields. In addition, the underlying funds may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Smaller Companies. Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of large companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their debt securities and/or stock price. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

..Securities of Technology Companies. The performance of one underlying fund, One Group Technology Fund, is closely tied to and affected by the performance of the

--------------------------------------------------------------------------------


 industries in the technology sector. The stock price of technology companies tends to be more volatile than the stock price of companies in other industries. In addition, the valuation of many technology stocks could be high when considered by traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant impact on the financial condition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which One Group Technology Fund invests may become obsolete or have relatively short product cycles. As a result, the Fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that invest in companies in the technology sector.

..Securities of Health Sciences Companies. The performance of one underlying fund, One Group Health Sciences Fund, is closely tied to and affected by the performance of the industries in the health sciences sector. Health sciences companies are subject to comprehensive government regulation and scrutiny. The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. Moreover, new products may require regulatory approval. As a result, adverse actions (or market concerns with prospective actions) by governmental entities such as withdrawal of funding, changes in legislation and regulation, or denial and delays in regulatory approvals, may have an adverse impact on One Group Health Science Fund's share price. In addition, the Fund may be adversely impacted by increased competition among health sciences companies, patent infringement, product liability and other litigation, and product obsolescence.

For more information about risks associated with the types of investments that the Funds purchase, please read "Fund Summaries: Investments, Risk & Performance," Appendix A and the Statement of Additional Information.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to debt securities. Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security's ratings at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment advisor will consider such an event in determining whether the Fund should continue to hold the security.

--------------------------------------------------------------------------------


THE PRIME MONEY MARKET FUND

.. The quality and maturity of money market funds are subject to SEC rules.
  Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund's assets (although there is no limit on governmental securities).

THE BOND FUND, THE INCOME BOND FUND AND THE UNDERLYING FUNDS

.. Debt Securities

1. One of the underlying funds, the Government Bond Fund, may invest in debt securities rated in any of the three highest investment grade rating categories.

2. The Bond Fund and three other Investor Portfolios, the Ultra Short-Term Bond Fund, the Intermediate Bond Fund, and the Short-Term Bond Fund, may invest in debt securities rated in any of the four investment grade rating categories.

3. The Income Bond Fund and one other underlying fund, the High Yield Bond Fund, may purchase securities in ANY rating category. Please read "Fund
   Summaries: Investments, Risk & Performance" and "Junk Bonds" for more information about the Income Bond Fund and the High Yield Bond Fund.

.. Preferred Stock

1. The Bond Fund and two other underlying funds, the Short-Term Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

2. The Income Bond Fund and one of the other underlying funds, the High Yield Bond Fund, may invest in preferred stock in ANY rating category.

.. Municipal Securities

1. The Bond Fund and three other underlying funds, the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, and Intermediate Bond Fund, may only invest in municipal bonds rated in any of the four investment grade rating categories.

2. The Bond Fund as well as two other underlying funds, the Ultra Short-Term Bond Fund and the Intermediate Bond Fund, may only invest in municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. A third underlying fund, the Short-Term Bond Fund, may invest in such securities only if they are rated in the highest rating category.

3. The Income Bond Fund and one other underlying fund, the High Yield Bond Fund may invest in municipal securities rated in ANY category.

--------------------------------------------------------------------------------



.. Commercial Paper

1. The Bond Fund, as well as three other underlying funds, the Intermediate Bond Fund, the Short-Term Bond Fund, and the Ultra Short-Term Bond Fund, may invest in commercial paper rated in the highest or second highest rating category.

2. The Income Bond Fund, and one underlying fund, the High Yield Bond Fund, may invest in commercial paper rated in ANY category.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

To provide liquidity for the Investor Funds and to allow all of the Funds to respond to unusual market conditions, the Funds may invest all or a portion of their assets in cash and cash equivalents for temporary defensive purposes. The Investor Funds only invest in CASH EQUIVALENTS; they will not hold a significant portion of their assets in cash. The Equity Index Fund and the Market Expansion Index Fund may invest no more than 10% of their total assets in cash and cash equivalents. (Assets held in margin deposits are segregated accounts for futures contracts are not considered cash and cash equivalents for purposes of this 10% limitation.) These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

                    WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S.
government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2002 is shown on the Financial Highlights.

  ONE GROUP (R)      How to Do Business with One Group Mutual Funds



PURCHASING FUND SHARES

HOW MUCH DO SHARES COST?
..Shares are sold at net asset value ("NAV").

..NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

..The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Fund's NAV is calculated, that security may be valued by another method that the Funds believe accurately reflects fair value. The Prime Money Market Fund uses the amortized cost method in determining the value of its investments. Employing this method, the Prime Money Market Fund uses its best efforts to maintain its NAV at $1.00.

..A Fund's NAV changes every business day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 ET. When that happens, NAV will be calculated as of the time the NYSE closes.

..It is the responsibility of the Bank One Corporation Savings and Investment
 Plan to send your purchase or redemption order to the Fund(s). Please contact the Bank One Corporation Savings and Investment Plan at 1-888-506-401K for information regarding cut-off times for purchase and redemption requests.

..The Funds are open for business every day, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Prime Money Market Fund also is closed on Columbus Day and Veterans Day.

HOW DO I BUY FUND SHARES?
..Please call 1-888-506-401K for information on participating in the Bank One
 Corporation Savings and Investment plan.

  ONE GROUP (R)      Privacy Policy





One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

  . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

  . Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

  . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

  . Information we receive from you on applications or other forms, on our website, or through other means;

  . Information we receive from you through transactions, correspondence and other communications with us; and

  . Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies

--------------------------------------------------------------------------------


who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

  ONE GROUP (R)      Shareholder Information




VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

Each Fund, and each class of shares within each Fund, votes separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS
The Funds generally declare dividends quarterly. The Investor Conservative Growth Fund, the Bond Fund and the Income Bond Fund, however, generally declare dividends monthly, and the Prime Money Market Fund generally declares dividends on each business day. Dividends are distributed on the first business day of the next month after they are declared. The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of payment.

DIVIDEND REINVESTMENT
You automatically will receive all income dividends and capital gains distributions in additional shares of the same Fund and class. The value of the shares distributed is the NAV determined immediately following the dividend record date.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS
Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis.

TAXATION OF RETIREMENT PLANS
Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please contact the Bank One Corporation Savings and Investment Plan at 1-888-506-401K.

  ONE GROUP (R)      Management of One Group Mutual Funds



THE ADVISOR

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

THE SUB-ADVISOR

Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211), is the sub-advisor to the Income Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 2002, Banc One High Yield Partners managed over $900 million in assets.

--------------------------------------------------------------------------------



ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                     ANNUAL RATE
                                                   AS PERCENTAGE OF
FUND                                           AVERAGE DAILY NET ASSETS
One Group(R) Prime Money Market Fund                     .32%
-----------------------------------------------------------------------
One Group(R) Bond Fund                                   .38%
-----------------------------------------------------------------------
One Group(R) Income Bond Fund/1/                         .43%
-----------------------------------------------------------------------
One Group(R) Small Cap Growth Fund                       .74%
-----------------------------------------------------------------------
One Group(R) Mid Cap Growth Fund                         .66%
-----------------------------------------------------------------------
One Group(R) Mid Cap Value Fund                          .74%
-----------------------------------------------------------------------
One Group(R) Large Cap Growth Fund                       .62%
-----------------------------------------------------------------------
One Group(R) Diversified Equity Fund                     .73%
-----------------------------------------------------------------------
One Group(R) Equity Index Fund                           .11%
-----------------------------------------------------------------------
One Group(R) Market Expansion Index Fund                 .08%
-----------------------------------------------------------------------
One Group(R) Investor Growth & Income Fund               .01%
-----------------------------------------------------------------------
One Group(R) Investor Conservative Growth Fund           .05%
-----------------------------------------------------------------------

/1/Includes fees paid by Banc One Investment Advisors to Banc One High Yield
   Partners, the sub-advisor to the Income Bond Fund.

The Funds shown below have adopted investment advisory fee breakpoints. As a Fund's net assets increase above designated levels, the advisory fee rate applicable to that Fund decreases. Conversely, as net assets decrease below designated levels, the advisory fee rate increases. However, in no event will the advisory fee rate exceed .74% of a Fund's average daily net assets.

--------------------------------------------------------------------------------

                                 FIRST       FOR THE NEXT   FOR THE NEXT  FOR ASSETS
                              $1.5 BILLION   $500 MILLION   $3.5 BILLION  OVER $5.5
   FUND                        IN ASSETS      IN ASSETS      IN ASSETS     BILLION
   ----------------------------------------------------------------------------------
   One Group(R) Small Cap
   Growth Fund                    .74%           .70%           .65%         .60%
   ----------------------------------------------------------------------------------
   One Group(R) Mid Cap
   Growth Fund                    .74%           .70%           .65%         .60%
   ----------------------------------------------------------------------------------
   One Group(R) Mid Cap
   Value Fund                     .74%           .70%           .65%         .60%
   ----------------------------------------------------------------------------------
   One Group(R) Large Cap
   Growth Fund                    .74%           .70%           .65%         .60%
   ----------------------------------------------------------------------------------
   One Group(R) Diversified
   Equity Fund                    .74%           .70%           .65%         .60%
   ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------



THE FUND MANAGERS

The Funds are managed by teams of Fund managers, research analysts and other investment management professionals. For all the Funds, except the Equity Index Fund and the Market Expansion Index Fund, each team member makes recommendations about the securities in the Funds. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

  ONE GROUP (R)      Financial Highlights



The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                    YEAR ENDED JUNE 30,
PRIME MONEY MARKET              ----------------------------------------------------------
FUND CLASS I                       2002        2001        2000        1999        1998
------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $1.000      $1.000      $1.000      $1.000      $1.000
-------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income              0.021       0.055       0.054       0.049       0.053
-------------------------------------------------------------------------------------------
Distributions:
  Net investment income             (0.021)     (0.055)     (0.054)     (0.049)     (0.053)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $1.000      $1.000      $1.000      $1.000      $1.000
-------------------------------------------------------------------------------------------
Total Return                         2.14%       5.63%       5.51%       4.98%       5.39%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of
   period (000)                 $5,325,870  $5,172,911  $6,224,509  $5,398,206  $2,616,698
  Ratio of expenses to average
   net assets                        0.52%       0.52%       0.52%       0.50%       0.51%
  Ratio of net investment
   income to average net
   assets                            2.12%       5.54%       5.39%       4.79%       5.26%
  Ratio of expenses to average
   net assets*                       0.55%       0.55%       0.55%       0.54%       0.58%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

--------------------------------------------------------------------------------



                                                                          SIX MONTHS         YEAR ENDED
                                             YEAR ENDED JUNE 30,            ENDED           DECEMBER 31,
BOND FUND                            ----------------------------------    JUNE 30,    ----------------------
CLASS I                                 2002        2001        2000       1999(A)        1998        1997
-----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $10.59      $10.08      $10.34      $10.78        $10.59      $10.27
--------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                    0.69        0.67        0.65        0.35          0.65        0.66
  Net realized and unrealized gains
   (losses) from investments               0.28        0.50       (0.26)      (0.44)         0.19        0.32
--------------------------------------------------------------------------------------------------------------
Total from Investment Activities           0.97        1.17        0.39       (0.09)         0.84        0.98
--------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                   (0.71)      (0.66)      (0.65)      (0.35)        (0.65)      (0.66)
  Net realized gains (losses)             (0.03)         --          --          --            --          --
--------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.74)      (0.66)      (0.65)      (0.35)        (0.65)      (0.66)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $10.82      $10.59      $10.08      $10.34        $10.78      $10.59
--------------------------------------------------------------------------------------------------------------
Total Return                              9.39%      11.85%       3.94%     (0.87)%(B)      8.17%       9.97%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $2,874,707  $2,093,516  $1,687,041  $1,330,527    $1,277,246  $1,101,894
  Ratio of expenses to average net
   assets                                 0.60%       0.60%       0.60%       0.64%(C)      0.64%       0.61%
  Ratio of net investment income
   to average net assets                  6.35%       6.40%       6.44%       6.65%(C)      6.10%       6.41%
  Ratio of expenses to average net
   assets*                                0.83%       0.83%       0.83%       0.75%(C)      0.64%       0.61%
  Portfolio turnover(D)                  31.88%      20.58%      16.19%      10.89%        34.69%      17.60%
                                                                          SIX MONTHS         YEAR ENDED
                                             YEAR ENDED JUNE 30,            ENDED           DECEMBER 31,
INCOME BOND FUND                     ----------------------------------    JUNE 30,    ----------------------
CLASS I                                 2002        2001        2000       1999(A)        1998        1997
-----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $7.75       $7.51       $7.68       $8.10         $8.01       $7.85
--------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                    0.48        0.49        0.48        0.22          0.47        0.50
  Net realized and unrealized gains
   (losses) from investments               0.06        0.24       (0.17)      (0.35)         0.14        0.17
--------------------------------------------------------------------------------------------------------------
Total from Investment Activities           0.54        0.73        0.31       (0.13)         0.61        0.67
--------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                   (0.48)      (0.49)      (0.48)      (0.23)        (0.47)      (0.49)
  Net realized gains (losses) on
   investments                               --          --          --       (0.06)        (0.05)      (0.02)
--------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.48)      (0.49)      (0.48)      (0.29)        (0.52)      (0.51)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $7.81       $7.75       $7.51       $7.68         $8.10       $8.01
--------------------------------------------------------------------------------------------------------------
Total Return                              7.08%      10.00%       4.19%     (1.68)%(B)      7.82%       8.86%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $1,312,171  $1,336,566  $1,317,128  $1,328,702      $385,672     $94,544
  Ratio of expenses to average net
   assets                                 0.64%       0.64%       0.62%       0.62%(C)      0.65%       0.62%
  Ratio of net investment income
   to average net assets                  6.09%       6.41%       6.35%       5.92%(C)      5.79%       6.08%
  Ratio of expenses to average net
   assets*                                0.81%       0.81%       0.81%       0.76%(C)      0.65%       0.62%
  Portfolio turnover(D)                  22.96%      18.18%      25.10%      20.55%        41.69%      38.70%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Income Bond Fund merged into the Pegasus Multi Sector Bond Fund to become the One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Multi Sector Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------


                                                        YEAR ENDED JUNE 30,
SMALL CAP GROWTH FUND                --------------------------------------------------------
CLASS I                                 2002        2001        2000        1999       1998
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $10.47      $12.97      $10.62      $12.05    $10.94
----------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)            (0.05)      (0.06)      (0.03)         --        --
  Net realized and unrealized gains
   (losses) from investments              (1.19)      (1.05)       3.26       (0.24)     2.44
----------------------------------------------------------------------------------------------
Total from Investment Activities          (1.24)      (1.11)       3.23       (0.24)     2.44
----------------------------------------------------------------------------------------------
Distributions:
  Net realized gains                         --       (1.39)      (0.88)      (1.19)    (1.33)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $9.23      $10.47      $12.97      $10.62    $12.05
----------------------------------------------------------------------------------------------
Total Return                           (11.84)%     (9.00)%      32.26%     (0.72)%    23.58%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)    $376,910    $274,544    $253,626    $130,974  $114,951
  Ratio of expenses to average net
   assets                                 1.05%       1.04%       1.05%       1.06%     1.06%
  Ratio of net investment income to
   average net assets                   (0.65)%     (0.59)%     (0.23)%       0.00%   (0.05)%
  Ratio of expenses to average net
   assets*                                1.06%       1.05%       1.06%       1.09%     1.09%
  Portfolio turnover(A)                 119.33%     157.71%     163.03%     127.83%    83.77%

                                                        YEAR ENDED JUNE 30,
MID CAP GROWTH FUND                  --------------------------------------------------------
CLASS I                                 2002        2001        2000        1999       1998
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $22.13      $29.73      $25.32      $22.51    $19.46
----------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)            (0.11)      (0.15)      (0.10)      (0.07)    (0.07)
  Net realized and unrealized gains
   (losses) from investments              (3.25)      (3.13)       8.59        5.58      5.70
----------------------------------------------------------------------------------------------
Total from Investment Activities          (3.36)      (3.28)       8.49        5.51      5.63
----------------------------------------------------------------------------------------------
Distributions:
  Net investment income                      --          --          --          --        --
  Net realized gains                      (0.07)      (4.32)      (4.08)      (2.70)    (2.58)
----------------------------------------------------------------------------------------------
Total Distributions                       (0.07)      (4.32)      (4.08)      (2.70)    (2.58)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $18.70      $22.13      $29.73      $25.32    $22.51
----------------------------------------------------------------------------------------------
Total Return                           (15.20)%    (13.54)%      36.65%      28.39%    31.11%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $1,313,208  $1,418,647  $1,624,824  $1,164,884  $868,901
  Ratio of expenses to average net
   assets                                 0.99%       0.99%       0.99%       0.99%     1.00%
  Ratio of net investment income to
   average net assets                   (0.57)%     (0.60)%     (0.38)%     (0.35)%   (0.36)%
  Ratio of expenses to average net
   assets*                                1.07%       1.02%       0.99%       0.99%     1.00%
  Portfolio turnover(A)                  83.02%     127.02%     181.78%     141.46%   158.43%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------



                                                          YEAR ENDED JUNE 30,
MID CAP VALUE FUND                   -------------------------------------------------------------
CLASS I                                  2002         2001        2000         1999        1998
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $16.74       $13.44      $14.88       $16.90      $15.65
---------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)              0.08         0.12        0.12         0.13        0.14
  Net realized and unrealized gains
   (losses) from investments               (0.05)        3.98       (0.14)        0.24        3.99
---------------------------------------------------------------------------------------------------
Total from Investment Activities            0.03         4.10       (0.02)        0.37        4.13
---------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                    (0.08)       (0.12)      (0.12)       (0.13)      (0.14)
  Net realized gains                       (1.36)       (0.68)      (1.30)       (2.26)      (2.74)
---------------------------------------------------------------------------------------------------
Total Distributions                        (1.44)       (0.80)      (1.42)       (2.39)      (2.88)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $15.33       $16.74      $13.44       $14.88      $16.90
---------------------------------------------------------------------------------------------------
Total Return                               0.24%       31.55%       0.38%        3.82%      28.20%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)   $1,237,701   $1,180,092    $963,410   $1,057,827    $634,672
  Ratio of expenses to average net
   assets                                  0.97%        0.97%       0.99%        0.95%       0.96%
  Ratio of net investment income to
   average net assets                      0.57%        0.77%       0.93%        0.94%       0.85%
  Ratio of expenses to average net
   assets*                                 0.98%        0.97%       0.99%        0.96%       0.96%
  Portfolio turnover(A)                  101.29%      127.06%     110.43%      115.65%     106.41%

                                                          YEAR ENDED JUNE 30,
LARGE CAP GROWTH FUND                -------------------------------------------------------------
CLASS I                                  2002         2001        2000         1999        1998
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $17.12       $26.68      $26.15       $22.71      $19.44
---------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)             (0.02)       (0.08)      (0.03)          --        0.04
  Net realized and unrealized gains
   (losses) from investments               (4.77)       (8.58)       3.90         5.80        6.13
---------------------------------------------------------------------------------------------------
Total from Investment Activities           (4.79)       (8.66)       3.87         5.80        6.17
---------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                       --           --          --           --       (0.02)
  Net realized gains                          --        (0.90)      (3.34)       (2.36)      (2.88)
---------------------------------------------------------------------------------------------------
Total Distributions                           --        (0.90)      (3.34)       (2.36)      (2.90)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $12.33       $17.12      $26.68       $26.15      $22.71
---------------------------------------------------------------------------------------------------
Total Return                            (27.98)%     (33.56)%      15.30%       28.78%      35.75%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $ 1,540,526  $ 2,059,004  $3,118,107  $ 3,052,729  $1,510,521
  Ratio of expenses to average net
   assets                                  0.97%        0.93%       0.94%        0.96%       0.99%
  Ratio of net investment income to
   average net assets                    (0.13)%      (0.38)%     (0.12)%        0.07%       0.21%
  Ratio of expenses to average net
   assets*                                 1.07%        1.00%       0.94%        0.96%       0.99%
  Portfolio turnover(A)                   69.07%       73.36%     123.21%       86.34%     117.34%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------



                                                        YEAR ENDED JUNE 30,
DIVERSIFIED EQUITY FUND              --------------------------------------------------------
CLASS I                                 2002        2001        2000        1999       1998
-----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $12.95      $15.05      $15.19      $13.51    $11.51
----------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)             0.05        0.03        0.03        0.05      0.08
  Net realized and unrealized gains
   (losses) from investments              (2.45)      (1.86)       0.72        2.52      3.36
----------------------------------------------------------------------------------------------
Total from Investment Activities          (2.40)      (1.83)       0.75        2.57      3.44
----------------------------------------------------------------------------------------------
Distributions:
  Net investment income                   (0.05)      (0.03)      (0.02)      (0.05)    (0.08)
  Net realized gains                      (0.04)      (0.24)      (0.87)      (0.84)    (1.36)
----------------------------------------------------------------------------------------------
Total Distributions                       (0.09)      (0.27)      (0.89)      (0.89)    (1.44)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $10.46      $12.95      $15.05      $15.19    $13.51
----------------------------------------------------------------------------------------------
Total Return                           (18.61)%    (12.37)%       5.23%      20.72%    32.26%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $1,528,790  $1,742,023  $1,895,968  $2,089,940  $630,340
  Ratio of expenses to average net
   assets                                 0.98%       0.95%       0.95%       0.95%     0.98%
  Ratio of net investment income
   to average net assets                  0.46%       0.26%       0.20%       0.42%     0.66%
  Ratio of expenses to average net
   assets*                                0.99%       0.96%       0.95%       0.95%     0.98%
  Portfolio turnover(A)                  14.29%      21.92%      37.98%      50.82%    62.37%

                                                        YEAR ENDED JUNE 30,
EQUITY INDEX FUND                    --------------------------------------------------------
CLASS I                                 2002        2001        2000        1999       1998
-----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $27.96      $33.21      $31.79      $27.16    $21.80
----------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                    0.28        0.27        0.31        0.31      0.33
  Net realized and unrealized gains
   (losses) from investments              (5.36)      (5.26)       1.86        5.54      5.98
----------------------------------------------------------------------------------------------
Total from Investment Activities          (5.08)      (4.99)       2.17        5.85      6.31
----------------------------------------------------------------------------------------------
Distributions:
  Net investment income                   (0.28)      (0.26)      (0.30)      (0.30)    (0.32)
  Net realized gains                         --          --       (0.45)      (0.92)    (0.63)
----------------------------------------------------------------------------------------------
Total Distributions                       (0.28)      (0.26)      (0.75)      (1.22)    (0.95)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $22.60      $27.96      $33.21      $31.79    $27.16
----------------------------------------------------------------------------------------------
Total Return                           (18.24)%    (15.05)%       6.86%      22.50%    29.73%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)  $1,663,601  $1,742,852  $1,987,505  $1,855,947  $671,422
  Ratio of expenses to average net
   assets                                 0.35%       0.35%       0.35%       0.35%     0.35%
  Ratio of net investment income
   to average net assets                  1.10%       0.89%       0.95%       1.14%     1.37%
  Ratio of expenses to average net
   assets*                                0.60%       0.58%       0.57%       0.57%     0.62%
  Portfolio turnover(A)                   6.68%       9.72%       7.89%       5.37%     4.32%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

--------------------------------------------------------------------------------



                                                                       SIX MONTHS    JULY 31,
                                               YEAR ENDED JUNE 30,       ENDED       1998 TO
MARKET EXPANSION INDEX FUND                 -------------------------   JUNE 30,   DECEMBER 31,
CLASS I                                       2002     2001     2000    1999(A)      1998(B)
------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                                    $8.82    $9.07   $10.63    $10.52       $10.00
-----------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income (loss)                 0.04     0.06     0.07      0.03         0.03
  Net realized and unrealized
   gains (losses) from investments            (0.19)    0.70     1.15      0.40         0.93
  Capital contributions from Investment
   Advisor                                       --       --     0.02        --           --
-----------------------------------------------------------------------------------------------
Total from Investment Activities              (0.15)    0.76     1.24      0.43         0.96
-----------------------------------------------------------------------------------------------
Distributions:
  Net investment income                       (0.03)   (0.05)   (0.07)    (0.03)       (0.03)
  Net realized gains                          (0.04)   (0.96)   (2.73)    (0.29)       (0.41)
-----------------------------------------------------------------------------------------------
Total Distributions                           (0.07)   (1.01)   (2.80)    (0.32)       (0.44)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $8.60    $8.82    $9.07    $10.63       $10.52
-----------------------------------------------------------------------------------------------
Total Return                                (1.78)%    8.84%   14.30%     4.54%(C)     9.91%(C)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)         $42,115  $31,337  $28,699   $28,871      $27,483
  Ratio of expenses to average net assets     0.57%    0.57%    0.57%     0.57%(D)     0.56%(D)
  Ratio of net investment income to
   average net assets                         0.44%    0.61%    0.72%     0.68%(D)     0.75%(D)
  Ratio of expenses to average net assets*    0.90%    0.85%    0.95%     0.97%(D)     1.12%(D)
  Portfolio turnover(E)                      73.63%   36.68%   64.29%    36.50%       20.18%

                                                         YEAR ENDED JUNE 30,
INVESTOR GROWTH &                          ------------------------------------------------
INCOME FUND CLASS I                          2002      2001      2000      1999      1998
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $12.21    $13.84    $13.29    $12.57   $10.93
-------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                        0.27      0.42      0.43      0.35     0.25
  Net realized and unrealized gains
   (losses) from investments                  (1.39)    (0.86)     0.63      1.32     1.92
-------------------------------------------------------------------------------------------
Total from Investment Activities              (1.12)    (0.44)     1.06      1.67     2.17
-------------------------------------------------------------------------------------------
Distributions:
  Net investment income                       (0.27)    (0.40)    (0.42)    (0.48)   (0.25)
  Net realized gains                          (0.09)    (0.79)    (0.09)    (0.47)   (0.28)
-------------------------------------------------------------------------------------------
Total Distributions                           (0.36)    (1.19)    (0.51)    (0.95)   (0.53)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.73    $12.21    $13.84    $13.29   $12.57
-------------------------------------------------------------------------------------------
Total Return                                (9.23)%   (3.51)%     8.10%    14.11%   20.34%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)        $176,206  $160,441  $207,040  $209,770  $98,060
  Ratio of expenses to average net assets     0.23%     0.20%     0.20%     0.20%    0.20%
  Ratio of net investment income to
   average net assets                         2.35%     3.18%     3.14%     3.70%    2.17%
  Ratio of expenses to average net
   assets*                                    0.23%     0.24%     0.28%     0.27%    0.34%
  Portfolio turnover(E)                      24.96%     6.15%    21.50%    17.87%   11.38%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the One Group Market Expansion Index Fund. The Financial Highlights for the periods to March 22, 1999 represent the Pegasus Market Expansion Index Fund.
 (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among classes of shares issued.

--------------------------------------------------------------------------------



                                                          YEAR ENDED JUNE 30,
INVESTOR CONSERVATIVE                         -------------------------------------------
GROWTH FUND CLASS I                             2002     2001     2000     1999     1998
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.71   $11.09   $11.20   $11.06   $10.33
------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                          0.43     0.52     0.52     0.47     0.46
  Net realized and unrealized gains (losses)
   from investments                             (0.52)   (0.11)   (0.03)    0.28     0.82
------------------------------------------------------------------------------------------
Total from Investment Activities                (0.09)    0.41     0.49     0.75     1.28
------------------------------------------------------------------------------------------
Distributions:
  Net investment income                         (0.43)   (0.52)   (0.52)   (0.48)   (0.45)
  Net realized gains                            (0.04)   (0.27)   (0.08)   (0.13)   (0.10)
------------------------------------------------------------------------------------------
Total Distributions                             (0.47)   (0.79)   (0.60)   (0.61)   (0.55)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.15   $10.71   $11.09   $11.20   $11.06
------------------------------------------------------------------------------------------
Total Return                                  (0.89)%    3.73%    4.52%    7.01%   12.70%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)           $57,251  $58,396  $52,294  $37,131  $30,352
  Ratio of expenses to average net assets       0.23%    0.20%    0.20%    0.20%    0.20%
  Ratio of net investment income to average
   net assets                                   4.13%    4.71%    4.66%    4.31%    4.43%
  Ratio of expenses to average net assets*      0.23%    0.22%    0.30%    0.32%    0.56%
  Portfolio turnover(D)                         9.21%    7.82%   23.76%    9.73%    3.22%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

  ONE GROUP (R)      Appendix A
---------------------------------------



INVESTMENT PRACTICES

The Funds and Investor Portfolios (as the underlying investments of the Investor Growth & Income Fund and the Investor Conservative Growth Fund) invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds and the Investor Portfolios, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                     FUND NAME FUND CODE
--------------------------------------------------------
          One Group(R) Prime Money Market Fund     1
--------------------------------------------------------
                        One Group(R) Bond Fund     2
--------------------------------------------------------
                 One Group(R) Income Bond Fund     3
--------------------------------------------------------
            One Group(R) Small Cap Growth Fund     4
--------------------------------------------------------
              One Group(R) Mid Cap Growth Fund     5
--------------------------------------------------------
               One Group(R) Mid Cap Value Fund     6
--------------------------------------------------------
            One Group(R) Large Cap Growth Fund     7
--------------------------------------------------------
          One Group(R) Diversified Equity Fund     8
--------------------------------------------------------
                One Group(R) Equity Index Fund     9
--------------------------------------------------------
            One Group(R) Market Expansion Fund    10
--------------------------------------------------------
    One Group(R) Investor Growth & Income Fund    11
--------------------------------------------------------
One Group(R) Investor Conservative Growth Fund    12
--------------------------------------------------------

                                                                FUND  RISK
     INSTRUMENT                                                 CODE  TYPE
     ----------------------------------------------------------------------
     U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and 1-12 Market
     CUBES.
     ----------------------------------------------------------------------
     Treasury Receipts: TRs, TIGRs and CATS.                    1-12 Market
     ----------------------------------------------------------------------
     U.S. Government Agency Securities: Securities issued by    1-12 Market
     agencies and instrumentalities of the U.S. government.          Credit
     These include Fannie Mae and Freddie Mac.
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                               FUND   RISK
  INSTRUMENT                                                   CODE   TYPE
  ---------------------------------------------------------------------------
  Certificates of Deposit: Negotiable instruments with a       1-12 Market
  stated maturity.                                                  Credit
                                                                    Liquidity
  ---------------------------------------------------------------------------
  Time Deposits: Non-negotiable receipts issued by a bank      1-12 Liquidity
  in exchange for the deposit of funds.                             Credit
                                                                    Market
  ---------------------------------------------------------------------------
  Common Stock: Shares of ownership of a company.               4-9 Market
  ---------------------------------------------------------------------------
  Repurchase Agreements: The purchase of a security and        1-12 Credit
  the simultaneous commitment to return the security to             Market
  the seller at an agreed upon price on an agreed upon date.        Liquidity
  This is treated as a loan.
  ---------------------------------------------------------------------------
  Reverse Repurchase Agreements: The sale of a security and    1-12 Market
  the simultaneous commitment to buy the security back              Leverage
  at an agreed upon price on an agreed upon date. This is
  treated as a borrowing by a Fund.
  ---------------------------------------------------------------------------
  Securities Lending: The lending of up to 33 1/3% of the      1-12 Credit
  Fund's total assets. In return the Fund will receive cash,        Market
  other securities, and/or letters of credit as collateral.         Leverage
  ---------------------------------------------------------------------------
  When-Issued Securities and Forward Commitments:              1-12 Market
  Purchase or contract to purchase securities at a fixed price      Leverage
  for delivery at a future date.                                    Liquidity
                                                                    Credit
  ---------------------------------------------------------------------------
  Investment Company Securities: Shares of other mutual        1-12 Market
  funds, including One Group money market funds and
  shares of other money market funds for which Banc One
  Investment Advisors or its affiliates serve as investment
  advisor or administrator. Banc One Investment Advisors
  will waive certain fees when investing in funds for which
  it serves as investment advisor, to the extent required by law.
  ---------------------------------------------------------------------------
  Convertible Securities: Bonds or preferred stock that can    2-12 Market
  convert to common stock.                                          Credit
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                            FUND       RISK
  INSTRUMENT                                                CODE       TYPE
  ----------------------------------------------------------------------------
  Call and Put Options: A call option gives the buyer          2-12 Management
  the right to buy, and obligates the seller of the                 Liquidity
  option to sell, a security at a specified price at a              Credit
  future date. A put option gives the buyer the right               Market
  to sell, and obligates the seller of the option to buy,           Leverage
  a security at a specified price at a future date. The
  Funds will sell only covered call and secured put
  options.
  ----------------------------------------------------------------------------
  Futures and Related Options: A contract providing            2-12 Management
  for the future sale and purchase of a specified                   Market
  amount of a specified security, class of securities, or           Credit
  an index at a specified time in the future and at a               Liquidity
  specified price.                                                  Leverage
  ----------------------------------------------------------------------------
  Real Estate Investment Trusts ("REITs"): Pooled              2-12 Liquidity
  investment vehicles that invest primarily in                      Management
  income-producing real estate or real estate related               Market
  loans or interest.                                                Regulatory
                                                                    Tax
                                                                    Prepayment
  ----------------------------------------------------------------------------
  Bankers' Acceptances: Bills of exchange or time              1-12 Credit
  drafts drawn on and accepted by a commercial                      Liquidity
  bank. Maturities are generally six months or less.                Market
  ----------------------------------------------------------------------------
  Commercial Paper: Secured and unsecured short-               1-12 Credit
  term promissory notes issued by corporations and                  Liquidity
  other entities. Maturities generally vary from a few              Market
  days to nine months.
  ----------------------------------------------------------------------------
  Extendable Commercial Notes: Variable rate notes        1, 11, 12 Market
  which normally mature within a short period of                    Credit
  time (e.g., one month) but which may be extended                  Liquidity
  by the issuer for a maximum maturity of 13
  months.
  ----------------------------------------------------------------------------
  Foreign Securities: Securities issued by foreign             1-12 Market
  companies, as well as commercial paper of foreign                 Political
  issuers and obligations of foreign banks, overseas                Liquidity
  branches of U.S. banks and supranational entities.                Foreign
  Includes American Depositary Receipts and Global                  Investment
  Depositary Receipts, American Depositary
  Securities, and European Depositary Receipts.
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                         FUND         RISK
   INSTRUMENT                                            CODE         TYPE
   --------------------------------------------------------------------------
   Restricted Securities: Securities not registered           1-12 Liquidity
   under the Securities Act of 1933, such as                       Market
   privately placed commercial paper and
   Rule 144A securities.
   --------------------------------------------------------------------------
   Variable and Floating Rate Instruments:                    1-12 Credit
   Obligations with interest rates which are reset                 Liquidity
   daily, weekly, quarterly or some other period                   Market
   and which may be payable to the Fund on
   demand.
   --------------------------------------------------------------------------
   Rights and Warrants: Securities, typically            3-5, 7-12 Market
   issued with preferred stock or bonds, that give                 Credit
   the holder the right to buy a proportionate
   amount of common stock at a specified price.
   --------------------------------------------------------------------------
   Preferred Stock: A class of stock that generally           2-12 Market
   pays a dividend at a specified rate and has
   preference over common stock in the payment
   of dividends and in liquidation.
   --------------------------------------------------------------------------
   Mortgage-Backed Securities: Debt obligations        1-3, 11, 12 Prepayment
   secured by real estate loans and pools of loans.                Market
   These include collateralized mortgage                           Credit
   obligations ("CMOs"), and Real Estate Mortgage                  Regulatory
   Investment Conduits ("REMICs").
   --------------------------------------------------------------------------
   Corporate Debt Securities: Corporate bonds and   2-3, 7, 11, 12 Market
   non-convertible debt securities.                                Credit
   --------------------------------------------------------------------------
   Demand Features: Securities that are subject to     1-3, 11, 12 Market
   puts and standby commitments to purchase                        Liquidity
   the securities at a fixed price (usually with                   Management
   accrued interest) within a fixed period of time
   following demand by a Fund.
   --------------------------------------------------------------------------
   Asset-Backed Securities: Securities secured by      1-3, 11, 12 Prepayment
   company receivables, home equity loans, truck                   Market
   and auto loans, leases, credit card receivables                 Credit
   and other securities backed by other types of                   Regulatory
   receivables or other assets.
   --------------------------------------------------------------------------
   Mortgage Dollar Rolls: A transaction in which a    2, 3, 11, 12 Prepayment
   Fund sells securities for delivery in a current                 Market
   month and simultaneously contracts with the                     Regulatory
   same party to repurchase similar but not
   identical securities on a specified future date.
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                           FUND        RISK
  INSTRUMENT                                               CODE        TYPE
  ----------------------------------------------------------------------------
  Adjustable Rate Mortgage Loans ("ARMs"): Loans          2, 3, 11, Prepayment
  in a mortgage pool that provide for a fixed initial            12 Market
  mortgage interest rate for a specified period of                  Credit
  time, after which the rate may be subject to                      Regulatory
  periodic adjustments.
  ----------------------------------------------------------------------------
  Swaps, Caps and Floors: A Fund may enter into                2-12 Management
  these transactions to manage its exposure to                      Credit
  changing interest rates and other factors. Swaps                  Liquidity
  involve an exchange of obligations by two                         Market
  parties. Caps and floors entitle a purchaser to a
  principal amount from the seller of the cap or
  floor to the extent that a specified index exceeds
  or falls below a predetermined interest rate or
  amount.
  ----------------------------------------------------------------------------
  New Financial Products: New options and futures              2-12 Management
  contracts and other financial products continue                   Credit
  to be developed and the Funds may invest in                       Market
  such options, contracts and products.                             Liquidity
  ----------------------------------------------------------------------------
  Structured Instruments: Debt securities issued by        1-8, 11, Market
  agencies and instrumentalities of the U.S.                     12 Liquidity
  government, banks, municipalities, corporations                   Management
  and other businesses whose interest and/or                        Credit
  principal payments are indexed to foreign                         Foreign
  currency exchange rates, interest rates, or one or                Investment
  more other referenced indices.
  ----------------------------------------------------------------------------
  Municipal Securities: Securities issued by a state or 1-3, 11, 12 Market
  political subdivision to obtain funds for various                 Credit
  public purposes. Municipal bonds include private                  Political
  activity bonds and industrial development bonds,                  Tax
  as well as General Obligation Notes, Tax                          Regulatory
  Anticipation Notes, Bond Anticipation Notes,
  Revenue Anticipation Notes, Project Notes, other
  short-term tax-exempt obligations, municipal
  leases, obligations of municipal housing
  authorities and single family revenue bonds.
  ----------------------------------------------------------------------------
  Obligations of Supranational Agencies:                      11,12 Credit
  Obligations of supranational agencies which are                   Foreign
  chartered to promote economic development and                     Investment
  are supported by various governments and
  governmental agencies.
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                          FUND        RISK
  INSTRUMENT                                              CODE        TYPE
  ----------------------------------------------------------------------------
  Currency Futures and Related Options: The Funds            11-12 Management
  may engage in transactions in financial futures                  Liquidity
  and related options, which are generally                         Credit
  described above. The Funds will enter into these                 Market
  transactions in foreign currencies for hedging                   Political
  purposes only.                                                   Leverage
                                                                   Foreign
                                                                   Investment
  ----------------------------------------------------------------------------
  Forward Foreign Exchange Transactions:                     11-12 Management
  Contractual agreement to purchase or sell one                    Liquidity
  specified currency for another currency at a                     Credit
  specified future date and price. The Funds will                  Market
  enter into forward foreign exchange transactions                 Political
  for hedging purposes only.                                       Leverage
                                                                   Foreign
                                                                   Investment
  ----------------------------------------------------------------------------
  Exchange-Traded Funds: Ownership in unit                    4-12 Market
  investment trusts, depositary receipts, and other
  pooled investment vehicles that hold a portfolio
  of securities or stocks designed to track the price
  performance and dividend yield of a particular
  broad based, sector or international index.
  Exchange-traded funds or ETFs include a wide
  range of investments such as iShares, Standard
  and Poor's Depository Receipts ("SPDRs"), and
  NASDAQ 100's. The Equity Index Fund invests
  only in SPDRs and other ETFs that track the
  S&P 500.
  ----------------------------------------------------------------------------
  Zero Coupon Debt Securities: Bonds and other debt   2, 3, 11, 12 Credit
  that pay no interest, but are issued at a discount               Market
  from their value at maturity. When held to                       Zero Coupon
  maturity, their entire return equals the difference
  between their issue price and their maturity
  value.
  ----------------------------------------------------------------------------
  Zero-Fixed-Coupon Debt Securities: Zero coupon      2, 3, 11, 12 Credit
  debt securities that convert on a specified date to              Market
  interest bearing debt securities.                                Zero Coupon
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                           FUND        RISK
 INSTRUMENT                                                CODE        TYPE
 -----------------------------------------------------------------------------
 Stripped Mortgage-Backed Securities: Derivative       2, 3, 11, 12 Prepayment
 multi-class mortgage securities usually structured                 Market
 with two classes of shares that receive different                  Credit
 proportions of the interest and principal from a                   Regulatory
 pool of mortgage-backed obligations. These
 include IOs and POs.
 -----------------------------------------------------------------------------
 Inverse Floating Rate Instruments: Floating rate      2, 3, 11, 12 Market
 debt instruments with interest rates that reset in                 Leverage
 the opposite direction from the market rate of                     Credit
 interest to which the inverse floater is indexed.
 -----------------------------------------------------------------------------
 Loan Participations and Assignments:                  2, 3, 11, 12 Credit
 Participations in, or assignments of all or a portion              Political
 of loans to corporations or to governments,                        Liquidity
 including governments of less developed                            Foreign
 countries ("LDCs").                                                Investment
                                                                    Market
 -----------------------------------------------------------------------------
 Fixed Rate Mortgage Loans: Investments in fixed       2, 3, 11, 12 Credit
 rate mortgage loans or mortgage pools which bear                   Prepayment
 simple interest at fixed annual rates and have                     Regulatory
 short- to long- term final maturities.                             Market
 -----------------------------------------------------------------------------
 Short-Term Funding Agreements: Agreements              1-3, 11, 12 Credit
 issued by banks and highly rated U.S. insurance                    Liquidity
 companies such as Guaranteed Investment                            Market
 Contracts ("GICs") and Bank Investment Contracts
 ("BICs").
 -----------------------------------------------------------------------------
 Participation Interests: Interests in municipal                  1 Credit
 securities, including municipal leases, from                       Tax
 financial institutions such as commercial and                      Market
 investment banks, savings and loan associations                    Investment
 and insurance companies. These interests may                       Risks
 take the form of participations, beneficial interests
 in a trust, partnership interests or any other form
 of indirect ownership that allows the Funds to
 treat the income from the investment as exempt
 from federal income tax.
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

..Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

..Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

..Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less-advantageous investments.

..Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

..Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates.

--------------------------------------------------------------------------------


 A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

..Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

..Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

..Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts such as premiums paid for securities with higher interest rates, resulting in an unexpected capital loss.

..Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

..Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

..Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. This risk is similar to Credit Risk, which is described above.

--------------------------------------------------------------------------------


INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

The following is a brief description of the principal investment policies of each of the underlying funds.

ONE GROUP PRIME MONEY MARKET FUND
One Group Prime Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in high quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940.

ONE GROUP ULTRA SHORT-TERM BOND FUND
One Group Ultra Short-Term Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities. The Fund mainly invests in all types of investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed securities and money market instruments. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction.

ONE GROUP SHORT-TERM BOND FUND
One Group Short-Term Bond Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) with short to intermediate remaining maturities. These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

--------------------------------------------------------------------------------


ONE GROUP INTERMEDIATE BOND FUND
One Group Intermediate Bond Fund seeks current income consistent with the preservation of capital through investments in high- and medium-grade fixed-income securities with intermediate maturities. The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including bonds, notes, and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

ONE GROUP BOND FUND
One Group Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

ONE GROUP INCOME BOND FUND
One Group Income Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., junk bonds.) (The Fund may not invest more than 30% of its total assets in these securities.) The Fund also invests in mortgage-backed and asset-backed securities. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

--------------------------------------------------------------------------------


ONE GROUP GOVERNMENT BOND FUND
One Group Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

ONE GROUP HIGH YIELD BOND FUND
One Group High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund's investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund's investments.

ONE GROUP SMALL CAP GROWTH FUND
One Group Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. The Fund invests mainly in common stock, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment.

ONE GROUP SMALL CAP VALUE FUND
One Group Small Cap Value Fund seeks long-term capital growth by investing primarily in equity securities of small-capitalization companies. The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates

--------------------------------------------------------------------------------


companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.

ONE GROUP MID CAP GROWTH FUND
One Group Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations of $500 million to $10 billion at the time of investment. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries.

ONE GROUP MID CAP VALUE FUND
One Group Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $10 billion at the time of investment. In choosing investments, the Fund considers the issuer's soundness and earnings prospects. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors looks at anticipated changes that may positively impact the value of the company such as new products, deployment of new technologies, cost cutting efforts and changes in management. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. If Banc One Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it may eliminate the Fund's holding of the company's stock.

ONE GROUP DIVERSIFIED MID CAP FUND
One Group Diversified Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment. The Fund looks for companies of this size with strong potential, stable market share and an ability to quickly respond to new business opportunities. In choosing securities, the Fund invests in mid-cap and other companies across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market.

ONE GROUP MARKET EXPANSION INDEX FUND
The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-

--------------------------------------------------------------------------------


capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600") and the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")./1/ The Fund invests in a representative sampling of stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. Not all of the stocks in the indices are included in the Fund. The Fund uses a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between its portfolio and that of the indices of at least 0.95, without taking into account the Fund's expenses.

/1/"S&P SmallCap 600" and "S&P MidCap 400" are registered service marks of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

ONE GROUP LARGE CAP GROWTH FUND
One Group Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth.

ONE GROUP LARGE CAP VALUE FUND
One Group Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. The Fund also may invest in the stock of companies which have "breakup values" well in excess of current market values or which have uniquely undervalued corporate assets.

ONE GROUP EQUITY INCOME FUND
One Group Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. The Fund attempts to keep its dividend yield above the Standard & Poor's 500 Composite Price Index ("S&P 500 Index")/1/ by investing in common stock of corporations which regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community, and are therefore, selling below what BancOne Investment Advisors believes to be their long-term investment value.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

--------------------------------------------------------------------------------



ONE GROUP DIVERSIFIED EQUITY FUND
One Group Diversified Equity Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income. The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market.

ONE GROUP EQUITY INDEX FUND
One Group Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index/1/. The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund's expenses.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

ONE GROUP HEALTH SCIENCES FUND
One Group Health Sciences Fund is designed to provide long-term capital appreciation. The Fund mainly invests in equity securities of companies engaged in the research, development, production or distribution of products and services related to biotechnology, health care or medicine. These companies include biotechnology companies, pharmaceutical companies, medical supply and equipment companies, and companies engaged in medical, diagnostic, or other related research and development. In selecting investments for the Fund, Banc One Investment Advisors will seek to identify companies that are well positioned for growth. Banc One Investment Advisors also selects stocks based on revenue and earnings potential and attractive relative valuations. Although the Fund may invest in companies of any size, the Fund will typically invest in large- and mid-capitalization companies. The Fund is considered non-diversified and can invest more of its assets in a single issuer than a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the health sciences sector.

ONE GROUP TECHNOLOGY FUND
One Group Technology Fund is designed to provide long-term capital growth. The Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. This may include, for example, companies that develop, produce or distribute products in the computer, electronics and communications sectors. In selecting investments, the Fund will generally invest in companies that are positioned for accelerated growth or higher earnings. In addition, the Fund also may invest in companies (regardless of size) whose stocks appear to be trading below their true value. The Fund is considered non-diversified

--------------------------------------------------------------------------------


and can invest more of its assets in a single issuer than a "diversified" fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the technology sector.

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
One Group International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index./1/ The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund also may invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund's expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. Banc One Investment Advisors selects securities of emerging markets that are included in the Morgan Stanley Emerging Market Free Index based on size, risk and the ease of investing in the country's market (e.g., reasonable settlement procedures). Most of the Fund's assets will be denominated in foreign currencies.

/1/"MSCI EAFE GDP Index" is a registered service mark of Morgan Stanley Capital
   International, which does not sponsor and is in no way affiliated with the Fund.

ONE GROUP DIVERSIFIED INTERNATIONAL FUND
One Group Diversified International Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers. The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes the global economic and political situation, as well as the securities market of selected countries. In selecting individual securities, Banc One Investment Advisors selects a representative sampling of the companies comprising the individual country's stock market index.

--------------------------------------------------------------------------------



The prospectus is intended for use in connection with the Bank One Corporation Savings and Investment Plan. If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-888-506-401K or by writing the Bank One Corporation Savings and Investment Plan at:

  BANK ONE CORPORATION SAVINGS AND INVESTMENT PLAN
  MAIL CODE IL1-0002
  1 BANK ONE PLAZA
  CHICAGO, IL 60670-0002

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


TOG-F-229 (11/02)
[LOGO] ONE GROUP/R/
Mutual Funds

                            STATE SPECIFIC MUNICIPAL
                               MONEY MARKET FUNDS



                         Prospectus - November 1, 2002

          Investing in high-quality, short-term securities for current income, stability of principal and liquidity


                                 Class A Shares

                                                              Michigan Municipal
                                                              Money Market Fund

                                                              Ohio Municipal
                                                              Money Market Fund



This prospectus is to be used only by asset management account clients of Robert
W. Baird & Co.

The funds are series of One Group Mutual Funds. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC]

TABLE OF
   CONTENTS

FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
 One Group Michigan Municipal Money Market Fund    1
                                                -----
     One Group Ohio Municipal Money Market Fund    5
                                                -----


           MORE ABOUT THE FUNDS
Principal Investment Strategies    9
                                -----
               Investment Risks    10
                                -----
 Portfolio Quality and Maturity    12
                                -----
  Temporary Defensive Positions    13
                                -----


HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares    14
                                               -----
           Distribution and Servicing Expenses    15
                                               -----
                         Redeeming Fund Shares    15
                                               -----


PRIVACY POLICY    17
               -----


           SHAREHOLDER INFORMATION
                     Voting Rights    19
                                   -----
                 Dividend Policies    19
                                   -----
     Tax Treatment of Shareholders    19
                                   -----
Shareholder Statements and Reports    21
                                   -----


MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor    22
                                     -----
                       Advisory Fees    22
                                     -----


            FINANCIAL HIGHLIGHTS    23
                                 -----
APPENDIX A: INVESTMENT PRACTICES    24
                                 -----


      ONE GROUP(R)
      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Michigan Municipal Money Market Fund

What is the goal of the Fund?
The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund's main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund's investments.


--------------------------------------------------------------------------------
                                        1

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Michigan Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

BAR CHART (per calendar year)/1,2 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.40%  1.83%  2.30%  3.32%  2.93%  3.00%  2.76%  2.61%  3.49%  2.10%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.60%.
/2/Performance data includes the performance of the Pegasus Michigan Municipal
  Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:   0.92%  4Q2000      Worst Quarter:  0.30%  4Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      2

         ------------------




Michigan Municipal Money Market Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                  DATE OF CLASS                         SINCE 1/31/91
          Class A    1/31/91     2.10%  2.79%    2.67%      2.77%
          -----------------------------------------------------------

/1/Performance data includes the performance of the Pegasus Michigan Municipal
   Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999.

TO OBTAIN CURRENT YIELD INFORMATION, CALL YOUR BAIRD FINANCIAL ADVISOR
AT 1-800-RWBAIRD. YOU ALSO MAY OBTAIN THIS INFORMATION BY VISITING BAIRD'S WEBSITE AT WWW.BAIRDONLINE.COM.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                                         CLASS A
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                       NONE
--------------------------------------------------------------------------------------------
 (as a percentage of offering price)                                                   NONE

Maximum Deferred Sales Charge (Load)                                                   NONE
--------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                                         NONE
--------------------------------------------------------------------------------------------
Exchange Fee                                                                           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                                        CLASS A
--------------------------------------------------------------------------------------------
Investment Advisory Fees                                                               .35%
--------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                             .25%
--------------------------------------------------------------------------------------------
Other Expenses                                                                         .20%
--------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .80%
--------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/                                            (.06%)
--------------------------------------------------------------------------------------------
Net Expenses                                                                           .74%
--------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. /2/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .74% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

--------------------------------------------------------------------------------
                                        3

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Michigan Municipal Money Market Fund

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                         CLASS A
                               -----------------
                               1 Year/1/  $ 76
                               -----------------
                               3 Years     249
                               -----------------
                               5 Years     438
                               -----------------
                               10 Years    984
                               -----------------

/1/Without contractual fee waivers, 1 year expenses would be $82.

--------------------------------------------------------------------------------
                                      4

      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Ohio Municipal Money Market Fund

What is the goal of the Fund?
The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund's main investment strategies?
The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS
Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund's investments.

--------------------------------------------------------------------------------
                                        5

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Ohio Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----
2.35%  3.30%  2.88%  3.08%  2.88%  2.63%  3.47%  2.13%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.58%.


--------------------------------------------------------------------------------
Best Quarter:  0.91%  2Q2000      Worst Quarter:  0.32%  4Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      6

         ------------------




Ohio Municipal Money Market Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                  DATE OF CLASS                         SINCE 1/26/93
          Class A    1/26/93     2.13%  2.84%     NA        2.76%
          -----------------------------------------------------------

TO OBTAIN CURRENT YIELD INFORMATION, CALL YOUR BAIRD FINANCIAL ADVISOR AT 1-800-RWBAIRD. YOU ALSO MAY OBTAIN THIS INFORMATION BY VISITING BAIRD'S WEBSITE AT WWW.BAIRDONLINE.COM.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                                         CLASS A
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                       NONE
--------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                                   NONE
--------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                                         NONE
--------------------------------------------------------------------------------------------

Exchange Fee                                                                           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                                        CLASS A
--------------------------------------------------------------------------------------------
Investment Advisory Fees                                                               .30%
--------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                             .25%
--------------------------------------------------------------------------------------------
Other Expenses                                                                         .20%
--------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .75%
--------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/                                            (.03%)
--------------------------------------------------------------------------------------------
Net Expenses                                                                           .72%
--------------------------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent.
/2/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .72% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

--------------------------------------------------------------------------------
                                        7

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY
Ohio Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                                         CLASS A
                ------------------------------------------------
                1 Year/1/                                 $ 74
                ------------------------------------------------
                3 Years                                    237
                ------------------------------------------------
                5 Years                                    414
                ------------------------------------------------
                10 Years                                   928
                ------------------------------------------------

/1/ Without contractual fee waivers, 1 year expenses would be $77.

--------------------------------------------------------------------------------
                                      8

         ONE GROUP(R)

         ------------------





More About the Funds

Each of the two funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------
Principal Investment Strategies
The two mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.
                             FUNDAMENTAL POLICIES

   A Fund's investment strategy may involve "fundamental policies." A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.
There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund may also use strategies that are not described below, but which are described in the Statement of Additional Information.

---
ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

.. The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

.. The Fund also may invest up to 20% of its total assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

.. The Fund has the ability, for temporary defensive purposes to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled, "Tax Treatment of Shareholders" before you invest.

.. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

--------------------------------------------------------------------------------
                                        9

                      WHAT IS AVERAGE WEIGHTED MATURITY?

   Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund's sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.
---
ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

.. The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

.. The Fund also may invest up to 20% of its total assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

.. The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest.

.. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

--------------------------------------------------------------------------------

Investment Risks
The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus. Additional risks are described below.

---
NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

--------------------------------------------------------------------------------
                                      10

---
DIVERSIFICATION. The Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a "diversified" fund. In addition, each Fund's investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

---
THE MICHIGAN ECONOMY. The Michigan Municipal Money Market Fund's investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

---
THE OHIO ECONOMY. The Ohio Municipal Money Market Fund's investments are concentrated in Ohio. While Ohio's economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

---
FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease if the value of a Fund's investments increases and decreases to an extent greater than anticipated by the investment advisor. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

--------------------------------------------------------------------------------
                                        11

---
PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

---
DERIVATIVES. The Funds may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

                             WHAT IS A DERIVATIVE?

   Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.


---
ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of One Group Mutual Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read the "Fund Summaries: Investments, Risk & Performance," Appendix A and the Statement of Additional Information.

Additional investment policies can be found in the Statement of Additional Information.

--------------------------------------------------------------------------------
Portfolio Quality and Maturity

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent.

Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund's assets (although there is no limit on government securities.)

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

--------------------------------------------------------------------------------
                                      12

--------------------------------------------------------------------------------
Temporary Defensive Positions

To respond to unusual market conditions, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purchases. These investments may result in a lower yield than longer-term investments, produce taxable income and prevent the Funds from meeting their investment objectives.



                          WHAT IS A CASH EQUIVALENT?

   Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

--------------------------------------------------------------------------------
                                        13

         ONE GROUP(R)

         ------------------




How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------

Purchasing Fund Shares

Where can I buy shares?
You may purchase the Funds through a third party such as a bank, broker-dealer or financial adviser ("financial representative"). Third parties with whom you open an account may impose policies, limitations and fees which are different than those described here. Shares purchased this way will be held for you by the financial representative. To purchase shares, contact your Baird Financial Advisor.

When can I buy shares?
.. Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas Day.

.. Purchase requests will be effective on the day received and you will be eligible to receive dividends declared the same day, if such purchase orders are received before 12:00 noon Eastern Time ("ET").

.. Purchase payments must be received or converted to "federal funds" before the times listed above. If the Fund does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by the Fund.

.. On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, purchase requests received after the NYSE closes will be effective the following business day.

.. The Distributor can reject a purchase order if it does not think that it is in the best interests of the Funds and/ or its shareholders to accept the order.

.. Shares are electronically recorded. Therefore, certificates will not be issued.

How much do shares cost?
.. Shares are sold at net asset value ("NAV").

.. NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

.. NAV is calculated each business day as of 12:00 noon ET.

.. On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the time listed above, NAV will be calculated as of the time the NYSE closes.

--------------------------------------------------------------------------------
                                      14

--------------------------------------------------------------------------------

Distribution and Servicing Expenses
The Distributor compensates financial representatives who sell shares of One Group. Compensation comes from 12b-1 fees and payment by the Distributor and the Funds' investment advisor from their own resources.

12b-1 FEES

Each One Group Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called "12b-1 fees". 12b-1 fees are paid by One Group to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

.. Class A shares pay a 12b-1 fee of .25% of the average daily net assets of the Fund.

.. The Distributor may pay 12b-1 fees to its affiliates, including Banc One
  Investment Advisors, or any sub-advisor.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. To redeem shares, contact your Baird Financial Advisor.

.. Redemption requests will be effective that day if received before 12:00 noon
  ET.

.. On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the time listed above, redemption requests received after the NYSE closes will be effective the following business day.

.. Your redemption proceeds will be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for same day payment if the request is received before the time listed above. If redemption requests are received after this time, the Funds will attempt to wire payment the next business day.

.. All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

What will my shares be worth?
.. The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

.. If the Fund receives your redemption request before the time listed in "When can I redeem shares?" you will receive that day's NAV.

--------------------------------------------------------------------------------
                                        15

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

One Group may suspend your ability to redeem when:

.. Trading on the New York Stock Exchange ("NYSE") is restricted.

.. The NYSE is closed (other than weekend and holiday closings).

.. The SEC has permitted a suspension.

.. An emergency exists.

The Statement of Additional Information offers more details about this process.

--------------------------------------------------------------------------------
                                      16

         ONE GROUP(R)

         ------------------




Privacy Policy

--------------------------------------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   . Customer -- a consumer who has a continuing relationship with One Group
     Mutual Funds through record ownership of fund shares.

   . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   . Information we receive from you on applications or other forms, on our website, or through other means;

   . Information we receive from you through transactions, correspondence and other communications with us; and

   . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this

--------------------------------------------------------------------------------
                                        17
information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

--------------------------------------------------------------------------------
                                      18

         ONE GROUP(R)

         ------------------





Shareholder Information

--------------------------------------------------------------------------------

Voting Rights
The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

--------------------------------------------------------------------------------

Dividend Policies
DIVIDENDS. The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, contact your Baird Financial Advisor.

--------------------------------------------------------------------------------


Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Dividends--Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income. These Funds may pay "exempt-interest dividends" if at least 50% of the value of Fund assets at the end of each quarter of the Fund's taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally

--------------------------------------------------------------------------------
                                        19
excludable from an investor's gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Dividends --  Michigan Municipal Money Market Fund

Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Dividends --  Ohio Municipal Money Market Fund

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio ("Ohio Obligations") are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Tax Treatment of Shareholders." If you are considering purchasing shares of either Fund, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.


--------------------------------------------------------------------------------
                                      20

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------

Shareholder Statements and Reports

You will receive transaction confirmation statements and quarterly account statements. Please review these statements carefully.

--------------------------------------------------------------------------------
                                        21

         ONE GROUP(R)

         ------------------





Management of One Group Mutual Funds

--------------------------------------------------------------------------------

The Advisor
Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

--------------------------------------------------------------------------------

Advisory Fees
Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                           ANNUAL RATE
                                                         AS PERCENTAGE OF
   FUND                                              AVERAGE DAILY NET ASSETS
   One Group(R) Michigan Municipal Money Market Fund           .27%
   --------------------------------------------------------------------------
   One Group(R) Ohio Municipal Money Market Fund               .26%
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      22

FINANCIAL HIGHLIGHTS



         ONE GROUP(R)

         ------------------

The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                                    SIX MONTHS     YEAR ENDED
                                                            YEAR ENDED JUNE 30,       ENDED       DECEMBER 31,
MICHIGAN MUNICIPAL MONEY MARKET FUND                    --------------------------   JUNE 30,   ----------------
CLASS A SHARES                                            2002     2001      2000    1999(A)      1998     1997
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.000  $  1.000  $ 1.000   $ 1.000    $ 1.000  $ 1.000
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                   0.012     0.031    0.030     0.012      0.027    0.030
-----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                  (0.012)   (0.031)  (0.030)   (0.012)    (0.027)  (0.030)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 1.000  $  1.000  $ 1.000   $ 1.000    $ 1.000  $ 1.000
-----------------------------------------------------------------------------------------------------------------
Total Return                                              1.16%     3.18%    3.06%     1.21%(B)   2.76%    3.00%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $62,408  $125,294  $76,294   $69,101    $64,283  $29,202
  Ratio of expenses to average net assets                 0.72%     0.70%    0.72%     0.75%(C)   0.75%    0.75%
  Ratio of net investment income to average net assets    1.21%     3.05%    3.03%     2.42%(C)   2.72%    2.95%
  Ratio of expenses to average net assets*                0.80%     0.78%    0.81%     0.84%(C)   0.78%    0.79%


                                                                    YEAR ENDED JUNE 30,
OHIO MUNICIPAL MONEY MARKET FUND                        -------------------------------------------
CLASS A SHARES                                            2002     2001     2000     1999     1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                   0.012    0.031    0.030    0.026    0.030
----------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                  (0.012)  (0.031)  (0.030)  (0.026)  (0.030)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------------------------
Total Return                                              1.17%    3.16%    3.06%    2.62%    3.06%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $90,602  $59,583  $29,842  $37,180  $39,100
  Ratio of expenses to average net assets                 0.71%    0.71%    0.70%    0.67%    0.65%
  Ratio of net investment income to average net assets    1.17%    3.05%    3.00%    2.60%    2.98%
  Ratio of expenses to average net assets*                0.75%    0.74%    0.77%    0.80%    0.78%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Money Market Fund became the Michigan Municipal Money Market Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Michigan Municipal Money Market Fund. (B) Not annualized. (C) Annualized.

--------------------------------------------------------------------------------
                                        23

         ONE GROUP(R)

         ------------------




Appendix A

--------------------------------------------------------------------------------

Investment Practices
The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

--------------------------------------------------

                                        FUND NAME FUND CODE
-----------------------------------------------------------
One Group(R) Michigan Municipal Money Market Fund     1
-----------------------------------------------------------
    One Group(R) Ohio Municipal Money Market Fund     2
-----------------------------------------------------------

                                                                 Fund Risk
Instrument                                                       Code Type
-----------------------------------------------------------------

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and       1-2  Market
CUBES. The U.S. Treasury Securities Money Market Fund does
not buy STRIPS and CUBES.
-------------------------------------------------------------------------------

Treasury Receipts: TRs, TIGRs and CATS.                          1-2  Market
-------------------------------------------------------------------------------

U.S. Government Agency Securities: Securities issued by          1-2  Market
agencies and instrumentalities of the U.S. government. These          Credit
include Fannie Mae and Freddie Mac obligations.
-------------------------------------------------------------------------------

Certificates of Deposit: Negotiable instruments with a stated    1-2  Market
maturity.                                                             Credit
                                                                      Liquidity
-------------------------------------------------------------------------------

Time Deposits: Non-negotiable receipts issued by a bank in       1-2  Liquidity
exchange for the deposit of funds.                                    Credit
                                                                      Market
-------------------------------------------------------------------------------

Repurchase Agreements: The purchase of a security and the        1-2  Credit
simultaneous commitment to return the security to the seller          Market
at an agreed upon price on an agreed upon date. This is               Liquidity
treated as a loan.
-------------------------------------------------------------------------------

When-Issued Securities and Forward Commitments: Purchase         1-2  Market
or contract to purchase securities at a fixed price for delivery      Leverage
at a future date.                                                     Liquidity
                                                                      Credit
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      24

                                                              Fund Risk
   Instrument                                                 Code Type
   -----------------------------------------------------------------

   Investment Company Securities: Shares of other money       1-2  Market
   market mutual funds, including One Group money
   market funds and shares of other money market funds
   for which Banc One Investment Advisors or its affiliates
   serve as investment advisor or administrator. Banc One
   Investment Advisors will waive certain fees when
   investing in funds for which it serves as investment
   advisor, to the extent required by law.
   --------------------------------------------------------------------------

   Extendable Commercial Notes: Variable rate notes which     1-2  Market
   normally mature within a short period of time (e.g., one        Credit
   month) but which may be extended by the issuer for a            Liquidity
   maximum maturity of thirteen months.
   --------------------------------------------------------------------------

   Bankers' Acceptances: Bills of exchange or time drafts     1-2  Credit
   drawn on and accepted by a commercial bank.                     Liquidity
   Maturities are generally six months or less.                    Market
   --------------------------------------------------------------------------

   Commercial Paper: Secured and unsecured short-term         1-2  Credit
   promissory notes issued by corporations and other               Liquidity
   entities. Maturities generally vary from a few days to          Market
   nine months.
   --------------------------------------------------------------------------

   Foreign Securities: Commercial paper of foreign issuers    1-2  Market
   and obligations of foreign banks, overseas branches of          Political
   U.S. banks and supranational entities.                          Liquidity
                                                                   Foreign
                                                                   Investment
   --------------------------------------------------------------------------

   Restricted Securities: Securities not registered under the 1-2  Liquidity
   Securities Act of 1933, such as privately placed                Market
   commercial paper and Rule 144A securities.
   --------------------------------------------------------------------------

   Variable and Floating Rate Instruments: Obligations with   1-2  Market
   interest rates which are reset daily, weekly, quarterly or      Credit
   some other period and which may be payable to the               Liquidity
   Fund on demand.
   --------------------------------------------------------------------------

   Mortgage-Backed Securities: Debt obligations secured by    1-2  Prepayment
   real estate loans and pools of loans. These include             Market
   collateralized mortgage obligations ("CMOs") and Real           Credit
   Estate Mortgage Investment Conduits ("REMICs").                 Regulatory
   --------------------------------------------------------------------------

   Demand Features: Securities that are subject to puts and   1-2  Market
   standby commitments to purchase the securities at a             Liquidity
   fixed price (usually with accrued interest) within a fixed      Management
   period of time following demand by a Fund.
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        25

                                                                Fund Risk
Instrument                                                      Code Type
-----------------------------------------------------------------

Municipal Securities: Securities issued by a state or political 1-2  Market
subdivision to obtain funds for various public purposes.             Credit
Municipal securities include private activity bonds and              Political
industrial development bonds, as well as General                     Tax
Obligation Notes, Tax Anticipation Notes, Bond                       Regulatory
Anticipation Notes, Revenue Anticipation Notes, other
short-term tax-exempt obligations, municipal leases,
obligations of municipal housing authorities and single
family revenue bonds.
-------------------------------------------------------------------------------

Participation Interests: Interests in municipal securities,     1-2  Credit
including municipal leases, from financial institutions              Tax
such as commercial and investment banks, savings and                 Market
loan associations and insurance companies. These
interests may take the form of participations, beneficial
interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the
income from the investment as exempt from federal
income tax.
-------------------------------------------------------------------------------

Asset-Backed Securities: Securities secured by company          1-2  Prepayment
receivables, home equity loans, truck and auto loans,                Market
leases, credit card receivables and other securities backed          Credit
by other types of receivables or other assets.                       Regulatory
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the fund's efforts to control them), the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

.. Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

.. Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

.. Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.
  This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

--------------------------------------------------------------------------------
                                      26

.. Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

.. Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

.. Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

.. Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

.. Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other Investment Risks obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recoup any additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

.. Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

.. Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

--------------------------------------------------------------------------------
                                        27

TO CONTACT ROBERT W. BAIRD & CO.

By telephone:

Call your Baird Financial Advisor or 1-800-RW-BAIRD.

By mail:

Robert W. Baird & Co.
Attn: Client Services
777 East Wisconsin Avenue
Milwaukee, WI 53202

On the Internet:
http://www.bairdonline.com

Annual/Semiannual Report

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information?

You can get a free copy of the semiannual/annual reports or the SAI, request other information or discuss your questions about the Fund by contacting your Baird Financial Advisor.

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For more information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102

(SEC file number: 811-4236)

Robert W. Baird & Co. 777 E. Wisconsin Avenue, Milwaukee, WI 53202 Member NYSE. Member SIPC. 1-800-RW-BAIRD. www.bairdonline.com
(C)2002 Robert W. Baird & Co. Incorporated. First Use: 10/2002 CC-15514

[GRAPHIC]

PROSPECTUS - NOVEMBER 1, 2002




State Specific Municipal
Money Market Funds

Investing in high-quality, short-term securities for current income, stability of principal and liquidity.

MICHIGAN MUNICIPAL MONEY MARKET FUND

OHIO MUNICIPAL MONEY MARKET FUND

This prospectus is to be used only by clients of Northwestern Mutual Investment Services, LLC. The funds are series of One Group Mutual Funds. As with all mutual funds the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC]

TABLE OF
   CONTENTS

FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
 One Group Michigan Municipal Money Market Fund    1
                                                -----
     One Group Ohio Municipal Money Market Fund    5
                                                -----


           MORE ABOUT THE FUNDS
Principal Investment Strategies    9
                                -----
               Investment Risks    10
                                -----
 Portfolio Quality and Maturity    12
                                -----
  Temporary Defensive Positions    13
                                -----


HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS
                        Purchasing Fund Shares    14
                                               -----
           Distribution and Servicing Expenses    15
                                               -----
                         Redeeming Fund Shares    15
                                               -----


PRIVACY POLICY    17
               -----


           SHAREHOLDER INFORMATION
                     Voting Rights    19
                                   -----
                 Dividend Policies    19
                                   -----
     Tax Treatment of Shareholders    19
                                   -----
Shareholder Statements and Reports    21
                                   -----


MANAGEMENT OF ONE GROUP MUTUAL FUNDS
                         The Advisor    22
                                     -----
                       Advisory Fees    22
                                     -----


            FINANCIAL HIGHLIGHTS    23
                                 -----
APPENDIX A: INVESTMENT PRACTICES    24
                                 -----


      ONE GROUP(R)
      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Michigan Municipal Money Market Fund

What is the goal of the Fund?
The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund's main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund's investments.


--------------------------------------------------------------------------------
                                        1

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Michigan Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

BAR CHART (per calendar year)/1,2 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.40%  1.83%  2.30%  3.32%  2.93%  3.00%  2.76%  2.61%  3.49%  2.10%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.60%.
/2/Performance data includes the performance of the Pegasus Michigan Municipal
  Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter:   0.92%  4Q2000      Worst Quarter:  0.30%  4Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      2

         ------------------




Michigan Municipal Money Market Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001/1/
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                  DATE OF CLASS                         SINCE 1/31/91
          Class A    1/31/91     2.10%  2.79%    2.67%      2.77%
          -----------------------------------------------------------

/1/Performance data includes the performance of the Pegasus Michigan Municipal
   Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999.

TO OBTAIN CURRENT YIELD INFORMATION, CALL YOUR NMIS REGISTERED REPRESENTATIVE.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                                         CLASS A
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                       NONE
--------------------------------------------------------------------------------------------
 (as a percentage of offering price)                                                   NONE

Maximum Deferred Sales Charge (Load)                                                   NONE
--------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                                         NONE
--------------------------------------------------------------------------------------------
Exchange Fee                                                                           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                                        CLASS A
--------------------------------------------------------------------------------------------
Investment Advisory Fees                                                               .35%
--------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                             .25%
--------------------------------------------------------------------------------------------
Other Expenses                                                                         .20%
--------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .80%
--------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/                                            (.06%)
--------------------------------------------------------------------------------------------
Net Expenses                                                                           .74%
--------------------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. /2/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .74% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

--------------------------------------------------------------------------------
                                        3

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Michigan Municipal Money Market Fund

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                         CLASS A
                               -----------------
                               1 Year/1/  $ 76
                               -----------------
                               3 Years     249
                               -----------------
                               5 Years     438
                               -----------------
                               10 Years    984
                               -----------------

/1/Without contractual fee waivers, 1 year expenses would be $82.

--------------------------------------------------------------------------------
                                      4

      ONE GROUP(R)

      ---------------------



FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Ohio Municipal Money Market Fund

What is the goal of the Fund?
The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund's main investment strategies?
The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?
The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS
Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund's investments.

--------------------------------------------------------------------------------
                                        5

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY

Ohio Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?
By showing the variability of the Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)/1 /-- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----
2.35%  3.30%  2.88%  3.08%  2.88%  2.63%  3.47%  2.13%
/1/For the period from January 1, 2002, through September 30, 2002, the Fund's total return was 0.58%.


--------------------------------------------------------------------------------
Best Quarter:  0.91%  2Q2000      Worst Quarter:  0.32%  4Q2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      6

         ------------------




Ohio Municipal Money Market Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 2001
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                  DATE OF CLASS                         SINCE 1/26/93
          Class A    1/26/93     2.13%  2.84%     NA        2.76%
          -----------------------------------------------------------

TO OBTAIN CURRENT YIELD INFORMATION, CALL YOUR NMIS REGISTERED REPRESENTATIVE.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------
(fees paid directly from your investment)/1/                                         CLASS A
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                       NONE
--------------------------------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                                                   NONE
--------------------------------------------------------------------------------------------
 (as a percentage of original purchase price of redemption proceeds, as applicable)

Redemption Fee                                                                         NONE
--------------------------------------------------------------------------------------------

Exchange Fee                                                                           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)                                        CLASS A
--------------------------------------------------------------------------------------------
Investment Advisory Fees                                                               .30%
--------------------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees                                             .25%
--------------------------------------------------------------------------------------------
Other Expenses                                                                         .20%
--------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .75%
--------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/                                            (.03%)
--------------------------------------------------------------------------------------------
Net Expenses                                                                           .72%
--------------------------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent.
/2/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .72% for Class A shares for the period beginning November 1, 2002, and ending October 31, 2003.

--------------------------------------------------------------------------------
                                        7

         ONE GROUP(R)

         -----------------------------------------------------------------------



FUND SUMMARY
Ohio Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                                         CLASS A
                ------------------------------------------------
                1 Year/1/                                 $ 74
                ------------------------------------------------
                3 Years                                    237
                ------------------------------------------------
                5 Years                                    414
                ------------------------------------------------
                10 Years                                   928
                ------------------------------------------------

/1/ Without contractual fee waivers, 1 year expenses would be $77.

--------------------------------------------------------------------------------
                                      8

         ONE GROUP(R)

         ------------------





More About the Funds

Each of the two funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------
Principal Investment Strategies
The two mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.
                             FUNDAMENTAL POLICIES

   A Fund's investment strategy may involve "fundamental policies." A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.
There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund may also use strategies that are not described below, but which are described in the Statement of Additional Information.

---
ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

.. The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

.. The Fund also may invest up to 20% of its total assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

.. The Fund has the ability, for temporary defensive purposes to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled, "Tax Treatment of Shareholders" before you invest.

.. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

--------------------------------------------------------------------------------
                                        9

                      WHAT IS AVERAGE WEIGHTED MATURITY?

   Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund's sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.
---
ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND.

.. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

.. Each security held by the Fund will mature in 397 days or less.

.. The Fund will acquire only those securities that present minimal credit risks.

.. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

.. The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

.. The Fund also may invest up to 20% of its total assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

.. The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest.

.. The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

--------------------------------------------------------------------------------

Investment Risks
The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus. Additional risks are described below.

---
NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

--------------------------------------------------------------------------------
                                      10

---
DIVERSIFICATION. The Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a "diversified" fund. In addition, each Fund's investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

---
THE MICHIGAN ECONOMY. The Michigan Municipal Money Market Fund's investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

---
THE OHIO ECONOMY. The Ohio Municipal Money Market Fund's investments are concentrated in Ohio. While Ohio's economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

---
FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease if the value of a Fund's investments increases and decreases to an extent greater than anticipated by the investment advisor. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

--------------------------------------------------------------------------------
                                        11

---
PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

---
DERIVATIVES. The Funds may invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

                             WHAT IS A DERIVATIVE?

   Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.


---
ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of One Group Mutual Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read the "Fund Summaries: Investments, Risk & Performance," Appendix A and the Statement of Additional Information.

Additional investment policies can be found in the Statement of Additional Information.

--------------------------------------------------------------------------------
Portfolio Quality and Maturity

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent.

Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund's assets (although there is no limit on government securities.)

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

--------------------------------------------------------------------------------
                                      12

--------------------------------------------------------------------------------
Temporary Defensive Positions

To respond to unusual market conditions, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purchases. These investments may result in a lower yield than longer-term investments, produce taxable income and prevent the Funds from meeting their investment objectives.


                          WHAT IS A CASH EQUIVALENT?

   Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

--------------------------------------------------------------------------------
                                        13

         ONE GROUP(R)

         ------------------




How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------

Purchasing Fund Shares

Where can I buy shares?
You may purchase the Funds through a third party such as a bank, broker-dealer or financial adviser ("financial representative"). Third parties with whom you open an account may impose policies, limitations and fees which are different than those described here. Shares purchased this way will be held for you by the financial representative. To purchase shares, contact your NMIS registered representative.

When can I buy shares?
.. Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas Day.

.. Purchase requests will be effective on the day received and you will be eligible to receive dividends declared the same day, if such purchase orders are received before 12:00 noon Eastern Time ("ET").

.. Purchase payments must be received or converted to "federal funds" before the times listed above. If the Fund does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by the Fund.

.. On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, purchase requests received after the NYSE closes will be effective the following business day.

.. The Distributor can reject a purchase order if it does not think that it is in the best interests of the Funds and/ or its shareholders to accept the order.

.. Shares are electronically recorded. Therefore, certificates will not be issued.

How much do shares cost?
.. Shares are sold at net asset value ("NAV").

.. NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

.. NAV is calculated each business day as of 12:00 noon ET.

.. On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the time listed above, NAV will be calculated as of the time the NYSE closes.

--------------------------------------------------------------------------------
                                      14

--------------------------------------------------------------------------------

Distribution and Servicing Expenses
The Distributor compensates financial representatives who sell shares of One Group. Compensation comes from 12b-1 fees and payment by the Distributor and the Funds' investment advisor from their own resources.

12b-1 FEES
Each One Group Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called "12b-1 fees". 12b-1 fees are paid by One Group to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

.. Class A shares pay a 12b-1 fee of .25% of the average daily net assets of the Fund.

.. The Distributor may pay 12b-1 fees to its affiliates, including Banc One
  Investment Advisors, or any sub-advisor.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. To redeem shares, contact your NMIS registered representative.

.. Redemption requests will be effective that day if received before 12:00 noon
  ET.

.. On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the time listed above, redemption requests received after the NYSE closes will be effective the following business day.

.. Your redemption proceeds will be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for same day payment if the request is received before the time listed above. If redemption requests are received after this time, the Funds will attempt to wire payment the next business day.

.. All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

What will my shares be worth?
.. The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

.. If the Fund receives your redemption request before the time listed in "When can I redeem shares?" you will receive that day's NAV.

--------------------------------------------------------------------------------
                                        15

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

One Group may suspend your ability to redeem when:

.. Trading on the New York Stock Exchange ("NYSE") is restricted.

.. The NYSE is closed (other than weekend and holiday closings).

.. The SEC has permitted a suspension.

.. An emergency exists.

The Statement of Additional Information offers more details about this process.

--------------------------------------------------------------------------------
                                      16

         ONE GROUP(R)

         ------------------




Privacy Policy

--------------------------------------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   . Customer -- a consumer who has a continuing relationship with One Group
     Mutual Funds through record ownership of fund shares.

   . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information
We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   . Information we receive from you on applications or other forms, on our website, or through other means;

   . Information we receive from you through transactions, correspondence and other communications with us; and

   . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this

--------------------------------------------------------------------------------
                                        17
information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

--------------------------------------------------------------------------------
                                      18

         ONE GROUP(R)

         ------------------





Shareholder Information

--------------------------------------------------------------------------------

Voting Rights
The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

--------------------------------------------------------------------------------

Dividend Policies
DIVIDENDS. The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to One Group as "undeliverable", your check will be credited back to your One Group account and all future distributions will be reinvested in One Group shares.

If you want to change the way in which you receive dividends and distributions, contact your NMIS registered representative.

--------------------------------------------------------------------------------


Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange, or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Dividends Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income. These Funds may pay "exempt-interest dividends" if at least 50% of the value of Fund assets at the end of each quarter of the Fund's taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally

--------------------------------------------------------------------------------
                                        19
excludable from an investor's gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Dividends --  Michigan Municipal Money Market Fund

Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Dividends --  Ohio Municipal Money Market Fund
Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio ("Ohio Obligations") are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Tax Treatment of Shareholders." If you are considering purchasing shares of either Fund, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.


--------------------------------------------------------------------------------
                                      20

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------

Shareholder Statements and Reports

You will receive transaction confirmation statements and quarterly account statements. Please review these statements carefully.

--------------------------------------------------------------------------------
                                        21

         ONE GROUP(R)

         ------------------





Management of One Group Mutual Funds

--------------------------------------------------------------------------------

The Advisor
Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2002, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $148 billion in assets.

--------------------------------------------------------------------------------

Advisory Fees
Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                           ANNUAL RATE
                                                         AS PERCENTAGE OF
   FUND                                              AVERAGE DAILY NET ASSETS
   One Group(R) Michigan Municipal Money Market Fund           .27%
   --------------------------------------------------------------------------
   One Group(R) Ohio Municipal Money Market Fund               .26%
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      22

FINANCIAL HIGHLIGHTS



         ONE GROUP(R)

         ------------------

The Financial Highlights tables are intended to help you understand the Funds' performance for the last five years or the period of the Funds' operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                                    SIX MONTHS     YEAR ENDED
                                                            YEAR ENDED JUNE 30,       ENDED       DECEMBER 31,
MICHIGAN MUNICIPAL MONEY MARKET FUND                    --------------------------   JUNE 30,   ----------------
CLASS A SHARES                                            2002     2001      2000    1999(A)      1998     1997
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.000  $  1.000  $ 1.000   $ 1.000    $ 1.000  $ 1.000
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                   0.012     0.031    0.030     0.012      0.027    0.030
-----------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                  (0.012)   (0.031)  (0.030)   (0.012)    (0.027)  (0.030)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 1.000  $  1.000  $ 1.000   $ 1.000    $ 1.000  $ 1.000
-----------------------------------------------------------------------------------------------------------------
Total Return                                              1.16%     3.18%    3.06%     1.21%(B)   2.76%    3.00%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $62,408  $125,294  $76,294   $69,101    $64,283  $29,202
  Ratio of expenses to average net assets                 0.72%     0.70%    0.72%     0.75%(C)   0.75%    0.75%
  Ratio of net investment income to average net assets    1.21%     3.05%    3.03%     2.42%(C)   2.72%    2.95%
  Ratio of expenses to average net assets*                0.80%     0.78%    0.81%     0.84%(C)   0.78%    0.79%


                                                                    YEAR ENDED JUNE 30,
OHIO MUNICIPAL MONEY MARKET FUND                        -------------------------------------------
CLASS A SHARES                                            2002     2001     2000     1999     1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                   0.012    0.031    0.030    0.026    0.030
----------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                                  (0.012)  (0.031)  (0.030)  (0.026)  (0.030)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------------------------
Total Return                                              1.17%    3.16%    3.06%    2.62%    3.06%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                     $90,602  $59,583  $29,842  $37,180  $39,100
  Ratio of expenses to average net assets                 0.71%    0.71%    0.70%    0.67%    0.65%
  Ratio of net investment income to average net assets    1.17%    3.05%    3.00%    2.60%    2.98%
  Ratio of expenses to average net assets*                0.75%    0.74%    0.77%    0.80%    0.78%

*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Money Market Fund became the Michigan Municipal Money Market Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Michigan Municipal Money Market Fund. (B) Not annualized. (C) Annualized.

--------------------------------------------------------------------------------
                                        23

         ONE GROUP(R)

         ------------------




Appendix A

--------------------------------------------------------------------------------

Investment Practices
The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

--------------------------------------------------

                                        FUND NAME FUND CODE
-----------------------------------------------------------
One Group(R) Michigan Municipal Money Market Fund     1
-----------------------------------------------------------
    One Group(R) Ohio Municipal Money Market Fund     2
-----------------------------------------------------------

                                                                 Fund Risk
Instrument                                                       Code Type
-----------------------------------------------------------------

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and       1-2  Market
CUBES. The U.S. Treasury Securities Money Market Fund does
not buy STRIPS and CUBES.
-------------------------------------------------------------------------------

Treasury Receipts: TRs, TIGRs and CATS.                          1-2  Market
-------------------------------------------------------------------------------

U.S. Government Agency Securities: Securities issued by          1-2  Market
agencies and instrumentalities of the U.S. government. These          Credit
include Fannie Mae and Freddie Mac obligations.
-------------------------------------------------------------------------------

Certificates of Deposit: Negotiable instruments with a stated    1-2  Market
maturity.                                                             Credit
                                                                      Liquidity
-------------------------------------------------------------------------------

Time Deposits: Non-negotiable receipts issued by a bank in       1-2  Liquidity
exchange for the deposit of funds.                                    Credit
                                                                      Market
-------------------------------------------------------------------------------

Repurchase Agreements: The purchase of a security and the        1-2  Credit
simultaneous commitment to return the security to the seller          Market
at an agreed upon price on an agreed upon date. This is               Liquidity
treated as a loan.
-------------------------------------------------------------------------------

When-Issued Securities and Forward Commitments: Purchase         1-2  Market
or contract to purchase securities at a fixed price for delivery      Leverage
at a future date.                                                     Liquidity
                                                                      Credit
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      24

                                                              Fund Risk
   Instrument                                                 Code Type
   -----------------------------------------------------------------

   Investment Company Securities: Shares of other money       1-2  Market
   market mutual funds, including One Group money
   market funds and shares of other money market funds
   for which Banc One Investment Advisors or its affiliates
   serve as investment advisor or administrator. Banc One
   Investment Advisors will waive certain fees when
   investing in funds for which it serves as investment
   advisor, to the extent required by law.
   --------------------------------------------------------------------------

   Extendable Commercial Notes: Variable rate notes which     1-2  Market
   normally mature within a short period of time (e.g., one        Credit
   month) but which may be extended by the issuer for a            Liquidity
   maximum maturity of thirteen months.
   --------------------------------------------------------------------------

   Bankers' Acceptances: Bills of exchange or time drafts     1-2  Credit
   drawn on and accepted by a commercial bank.                     Liquidity
   Maturities are generally six months or less.                    Market
   --------------------------------------------------------------------------

   Commercial Paper: Secured and unsecured short-term         1-2  Credit
   promissory notes issued by corporations and other               Liquidity
   entities. Maturities generally vary from a few days to          Market
   nine months.
   --------------------------------------------------------------------------

   Foreign Securities: Commercial paper of foreign issuers    1-2  Market
   and obligations of foreign banks, overseas branches of          Political
   U.S. banks and supranational entities.                          Liquidity
                                                                   Foreign
                                                                   Investment
   --------------------------------------------------------------------------

   Restricted Securities: Securities not registered under the 1-2  Liquidity
   Securities Act of 1933, such as privately placed                Market
   commercial paper and Rule 144A securities.
   --------------------------------------------------------------------------

   Variable and Floating Rate Instruments: Obligations with   1-2  Market
   interest rates which are reset daily, weekly, quarterly or      Credit
   some other period and which may be payable to the               Liquidity
   Fund on demand.
   --------------------------------------------------------------------------

   Mortgage-Backed Securities: Debt obligations secured by    1-2  Prepayment
   real estate loans and pools of loans. These include             Market
   collateralized mortgage obligations ("CMOs") and Real           Credit
   Estate Mortgage Investment Conduits ("REMICs").                 Regulatory
   --------------------------------------------------------------------------

   Demand Features: Securities that are subject to puts and   1-2  Market
   standby commitments to purchase the securities at a             Liquidity
   fixed price (usually with accrued interest) within a fixed      Management
   period of time following demand by a Fund.
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        25

                                                                Fund Risk
Instrument                                                      Code Type
-----------------------------------------------------------------

Municipal Securities: Securities issued by a state or political 1-2  Market
subdivision to obtain funds for various public purposes.             Credit
Municipal securities include private activity bonds and              Political
industrial development bonds, as well as General                     Tax
Obligation Notes, Tax Anticipation Notes, Bond                       Regulatory
Anticipation Notes, Revenue Anticipation Notes, other
short-term tax-exempt obligations, municipal leases,
obligations of municipal housing authorities and single
family revenue bonds.
-------------------------------------------------------------------------------

Participation Interests: Interests in municipal securities,     1-2  Credit
including municipal leases, from financial institutions              Tax
such as commercial and investment banks, savings and                 Market
loan associations and insurance companies. These
interests may take the form of participations, beneficial
interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the
income from the investment as exempt from federal
income tax.
-------------------------------------------------------------------------------

Asset-Backed Securities: Securities secured by company          1-2  Prepayment
receivables, home equity loans, truck and auto loans,                Market
leases, credit card receivables and other securities backed          Credit
by other types of receivables or other assets.                       Regulatory
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the fund's efforts to control them), the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

.. Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

.. Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

.. Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.
  This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

--------------------------------------------------------------------------------
                                      26

.. Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

.. Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

.. Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

.. Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

.. Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other Investment Risks obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recoup any additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

.. Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

.. Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

--------------------------------------------------------------------------------
                                        27

To Contact Northwestern Mutual Investment Services, LLC

By telephone:

Call your Northwestern Mutual Investment Services, LLC Financial Representative or 1-866-644-7737.



By mail:

Northwestern Mutual Investment Services, LLC
PO Box 3041
Milwaukee, WI 53201



On the internet:
http://www.nminvestments.com



If you want more information about the Funds, the following documents are free upon request:

Annual/Semiannual Report

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information?

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For more information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102

(SEC file number 811-4236)



Trades are executed, cleared and settled, and accounts are carried by Robert W. Baird & Co. Incorporated. Member NYSE & SIPC.

Northwestern Mutual Investment Services, LLC. Member NASD & SIPC. 611 East Wisconsin Avenue, Milwaukee, WI 53202. 1-866-664-7737 www.nminvestments.com

92-0133 (0102) (REV 1002)

[GRAPHIC]

                      STATEMENT OF ADDITIONAL INFORMATION

                           ONE GROUP(R) MUTUAL FUNDS
             ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND
              (THE "U.S. TREASURY SECURITIES MONEY MARKET FUND")
       ONE GROUP PRIME MONEY MARKET FUND (THE "PRIME MONEY MARKET FUND")
   ONE GROUP MUNICIPAL MONEY MARKET FUND (THE "MUNICIPAL MONEY MARKET FUND")
                  ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND
                   (THE "OHIO MUNICIPAL MONEY MARKET FUND")

                 ONE GROUP BALANCED FUND (THE "BALANCED FUND")
         ONE GROUP LARGE CAP GROWTH FUND (THE "LARGE CAP GROWTH FUND")
          ONE GROUP LARGE CAP VALUE FUND (THE "LARGE CAP VALUE FUND")
           ONE GROUP MID CAP GROWTH FUND (THE "MID CAP GROWTH FUND")

  ONE GROUP INTERNATIONAL EQUITY INDEX FUND (THE "INTERNATIONAL EQUITY INDEX
                                    FUND")

            ONE GROUP MID CAP VALUE FUND (THE "MID CAP VALUE FUND")
             ONE GROUP EQUITY INDEX FUND (THE "EQUITY INDEX FUND")
            ONE GROUP EQUITY INCOME FUND (THE "EQUITY INCOME FUND")
       ONE GROUP DIVERSIFIED EQUITY FUND (THE "DIVERSIFIED EQUITY FUND")
         ONE GROUP SMALL CAP GROWTH FUND (THE "SMALL CAP GROWTH FUND")
        ONE GROUP INTERMEDIATE BOND FUND (THE "INTERMEDIATE BOND FUND")

              ONE GROUP INCOME BOND FUND (THE "INCOME BOND FUND")
          ONE GROUP GOVERNMENT BOND FUND (THE "GOVERNMENT BOND FUND")

    ONE GROUP ULTRA SHORT-TERM BOND FUND (THE "ULTRA SHORT-TERM BOND FUND")
          ONE GROUP SHORT-TERM BOND FUND (THE "SHORT-TERM BOND FUND")
        ONE GROUP TREASURY & AGENCY FUND (THE "TREASURY & AGENCY FUND")
          ONE GROUP HIGH YIELD BOND FUND (THE "HIGH YIELD BOND FUND")

  ONE GROUP INTERMEDIATE TAX-FREE BOND FUND (THE "INTERMEDIATE TAX-FREE BOND
                                    FUND")
         ONE GROUP MUNICIPAL INCOME FUND (THE "MUNICIPAL INCOME FUND")
   ONE GROUP ARIZONA MUNICIPAL BOND FUND (THE "ARIZONA MUNICIPAL BOND FUND")
                  ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND
                   (THE "WEST VIRGINIA MUNICIPAL BOND FUND")
 ONE GROUP LOUISIANA MUNICIPAL BOND FUND (THE "LOUISIANA MUNICIPAL BOND FUND")
      ONE GROUP OHIO MUNICIPAL BOND FUND (THE "OHIO MUNICIPAL BOND FUND")
  ONE GROUP KENTUCKY MUNICIPAL BOND FUND (THE "KENTUCKY MUNICIPAL BOND FUND")

                   ONE GROUP TREASURY ONLY MONEY MARKET FUND
                    (THE "TREASURY ONLY MONEY MARKET FUND")
  ONE GROUP GOVERNMENT MONEY MARKET FUND (THE "GOVERNMENT MONEY MARKET FUND")

                ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND
                 (THE "INSTITUTIONAL PRIME MONEY MARKET FUND")
          ONE GROUP INVESTOR GROWTH FUND (THE "INVESTOR GROWTH FUND")
 ONE GROUP INVESTOR GROWTH & INCOME FUND (THE "INVESTOR GROWTH & INCOME FUND")
        ONE GROUP INVESTOR BALANCED FUND (THE "INVESTOR BALANCED FUND")
                  ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND
                   (THE "INVESTOR CONSERVATIVE GROWTH FUND")
          ONE GROUP SMALL CAP VALUE FUND (THE "SMALL CAP VALUE FUND")

      ONE GROUP DIVERSIFIED MID CAP FUND (THE "DIVERSIFIED MID CAP FUND")
ONE GROUP DIVERSIFIED INTERNATIONAL FUND (THE "DIVERSIFIED INTERNATIONAL FUND")
   ONE GROUP MARKET EXPANSION INDEX FUND (THE "MARKET EXPANSION INDEX FUND")
                     ONE GROUP BOND FUND (THE "BOND FUND")
ONE GROUP SHORT-TERM MUNICIPAL BOND FUND (THE "SHORT-TERM MUNICIPAL BOND FUND")
            ONE GROUP TAX-FREE BOND FUND (THE "TAX-FREE BOND FUND")
  ONE GROUP MICHIGAN MUNICIPAL BOND FUND (THE "MICHIGAN MUNICIPAL BOND FUND")
                ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND
                 (THE "MICHIGAN MUNICIPAL MONEY MARKET FUND")
               ONE GROUP TECHNOLOGY FUND (THE "TECHNOLOGY FUND")
            ONE GROUP U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
             (THE "U.S. GOVERNMENT SECURITIES MONEY MARKET FUND"),
        ONE GROUP MORTGAGE-BACKED SECURITIES FUND (THE "MORTGAGE-BACKED
                            SECURITIES FUND"), AND
          ONE GROUP HEALTH SCIENCES FUND (THE "HEALTH SCIENCES FUND")
                 (EACH A "FUND," AND COLLECTIVELY THE "FUNDS")

                               NOVEMBER 1, 2002

   This Statement of Additional Information is not a Prospectus, but supplements and should be read in conjunction with the Prospectuses dated November 1, 2002. This Statement of Additional Information is incorporated in its entirety into each Fund's Prospectus. The Annual Report for the Funds for the fiscal year ended June 30, 2002 is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report and each Prospectus are available without charge by writing to One Group Administrative Services, Inc., at 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 or by calling toll free (800) 480-4111.

                               TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
THE TRUST.............................................................................................   1
INVESTMENT OBJECTIVES AND POLICIES....................................................................   5
Additional Information on Fund Instruments............................................................   5
   Asset-Backed Securities............................................................................   5
   Bank Obligations...................................................................................   5
   Commercial Paper...................................................................................   6
   Common Stock.......................................................................................   6
   Convertible Securities.............................................................................   6
   Demand Features....................................................................................   7
   Exchange Traded Funds..............................................................................   7
   Foreign Investments................................................................................   8
       Risk Factors of Foreign Investments............................................................   8
       Limitations on the Use of Foreign Investments..................................................   9
   Foreign Currency Transactions......................................................................   9
       Position Hedging...............................................................................  10
       Forward Foreign Currency Exchange Contracts....................................................  10
       Foreign Currency Futures Contracts.............................................................  11
       Foreign Currency Options.......................................................................  12
       Foreign Currency Conversion....................................................................  13
       Other Foreign Currency Hedging Strategies......................................................  13
       Risk Factors in Hedging Transactions...........................................................  13
   Futures and Options Trading........................................................................  13
       Futures Contracts..............................................................................  13
       Limits on Futures Contracts....................................................................  14
       Risk Factors in Futures Transactions...........................................................  15
       Options Contracts..............................................................................  16
       Purchasing Call Options........................................................................  17
       Writing (Selling) Covered Calls................................................................  17
       Purchasing Put Options.........................................................................  17
       Secured Puts...................................................................................  18
       Straddles and Spreads..........................................................................  18
       Risk Factors in Options Transactions...........................................................  18
       Limitations on the Use of Options..............................................................  19
   Government Securities..............................................................................  19
   High Quality Investments With Regard to the Money Market and Institutional Money Market Funds......  19
   High Yield/High Risk Securities/Junk Bonds.........................................................  20
   Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds...  22
   Impact of Initial Public Offerings on Smaller Funds................................................  23
   Investment Company Securities......................................................................  23
   Loan Participations and Assignments................................................................  24
   Mortgage-Related Securities........................................................................  24
   Mortgage-Backed Securities (CMOs and REMICs).......................................................  24
       Limitations on the Use of Mortgage-Backed Securities...........................................  26
       Mortgage Dollar Rolls..........................................................................  27
       Stripped Mortgage-Backed Securities............................................................  27
       Adjustable Rate Mortgage Loans.................................................................  28
       Risk Factors of Mortgage-Related Securities....................................................  29
   Municipal Securities...............................................................................  30
       Risk Factors in Municipal Securities...........................................................  32
       Limitations on the Use of Municipal Securities.................................................  33
       Arizona Municipal Securities...................................................................  33
       Kentucky Municipal Securities..................................................................  34
       Louisiana Municipal Securities.................................................................  35
       Michigan Municipal Securities..................................................................  35
       Ohio Municipal Securities......................................................................  37
       West Virginia Municipal Securities.............................................................  37

                                                                                             Page
                                                                                             ----
   New Financial Products...................................................................  38
   PERCS....................................................................................  38
   Preferred Stock..........................................................................  38
   Real Estate Investment Trusts ("REITs")..................................................  38
   Repurchase Agreements....................................................................  39
   Reverse Repurchase Agreements............................................................  40
   Restricted Securities....................................................................  40
   Securities Lending.......................................................................  41
   Short-term Funding Agreements............................................................  41
   Structured Instruments...................................................................  41
   Swaps, Caps and Floors...................................................................  42
   Treasury Receipts........................................................................  44
   U.S. Treasury Obligations................................................................  44
   Variable and Floating Rate Instruments...................................................  44
   Warrants.................................................................................  45
   When-Issued Securities and Forward Commitments...........................................  45
   Investment Restrictions..................................................................  46
PORTFOLIO TURNOVER..........................................................................  53
TAX INFORMATION.............................................................................  55
   Additional Tax Information Concerning All Funds..........................................  55
   Additional Tax Information Concerning the Municipal Funds................................  57
   Additional Tax Information Concerning the International Funds............................  59
   Foreign Tax Credit.......................................................................  60
   Additional Tax Information Concerning the Funds of Funds.................................  60
VALUATION...................................................................................  61
   Valuation of the Money Market and Institutional Money Market Funds.......................  61
   Valuation of the Equity Funds, the Bond Funds and the Municipal Bond Funds...............  61
ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE...............  62
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................................  62
   Exchanges................................................................................  63
   Redemptions..............................................................................  63
MANAGEMENT OF THE TRUST.....................................................................  64
   Management Information...................................................................  64
   Board of Trustees........................................................................  66
       Standing Committees of the Board.....................................................  66
       Disinterested Trustee Positions......................................................  67
       Ownership of Securities..............................................................  67
       Offices with Companies that have Certain Trustees or Directors.......................  68
       Approval of Investment Advisory Agreement and Sub-Investment Advisory Agreements.....  68
   Investment Advisor and Sub-Advisors......................................................  70
   Code of Ethics...........................................................................  73
   Portfolio Transactions...................................................................  73
   Administrator, Predecessor Administrators and Sub-Administrators.........................  77
   Distributor and Predecessor Distributor..................................................  82
   Distribution Plan........................................................................  82
   Cash Compensation to Shareholder Servicing Agents........................................  86
   Custodian, Transfer Agent and Dividend Disbursing Agent..................................  86
   The Subcustodian.........................................................................  87
   Experts..................................................................................  87
ADDITIONAL INFORMATION......................................................................  88
   Description of Shares....................................................................  88
   Shareholder and Trustee Liability........................................................  89
   Performance..............................................................................  90
   Calculation of Performance Data..........................................................  90
   Miscellaneous............................................................................ 130
FINANCIAL STATEMENTS........................................................................ 150
   Appendix A--Description of Ratings....................................................... A-1

                                   THE TRUST

   One Group Mutual Funds (the "TRUST") is an open-end management investment company. The Trust was formed as a Massachusetts Business Trust on May 23, 1985. The Trust changed its name from The One Group(R) to One Group Mutual Funds in March, 1999. The Trust consists of forty-eight series of units of beneficial interest ("SHARES") each representing interests in one of the following separate investment portfolios ("FUNDS"):

      Money Market Funds: The U.S. Treasury Securities Money Market Fund (formerly, the U.S. Treasury Money Market Portfolio), the Prime Money Market Fund, the Municipal Money Market Fund (formerly, the Tax-Free Obligations Portfolio) the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund (formerly, Pegasus Michigan Municipal Money Market Fund), and the U.S. Government Securities Money Market Fund (these six Funds being collectively referred to as the "MONEY MARKET FUNDS"),

      Equity Funds: The Equity Income Fund (formerly, the Income Equity Fund), the Mid Cap Value Fund (formerly, the Disciplined Value Fund), the Mid Cap Growth Fund (formerly, the Growth Opportunities Fund and the Small Company Growth Fund), the Equity Index Fund, the International Equity Index Fund, the Large Cap Value Fund (formerly, the Large Company Value Fund and the Quantitative Equity Portfolio), the Large Cap Growth Fund (formerly, the Large Company Growth Fund), the Balanced Fund (formerly, the Asset Allocation Fund and the Flexible Balanced Portfolio), the Diversified Equity Fund (formerly, the Value Growth Fund), the Small Cap Growth Fund (formerly, the Small Capitalization Fund and the Gulf South Growth Fund), the Small Cap Value Fund (formerly, Pegasus Small-Cap Opportunity Fund), the Diversified Mid Cap Fund (formerly, Pegasus Mid-Cap Opportunity Fund), the Diversified International Fund (formerly, Pegasus International Equity Fund), the Market Expansion Index Fund (formerly, Pegasus Market Expansion Index Fund), the Technology Fund, and the Health Sciences Fund (these sixteen Funds being collectively referred to as the "EQUITY FUNDS"),

      Bond Funds: The Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the Ultra Short-Term Bond Fund (formerly the Ultra Short-Term Income Fund and the Government ARM Fund), the Short-Term Bond Fund (formerly, the Limited Volatility Bond Fund), the Treasury & Agency Fund, the High Yield Bond Fund (formerly, the Income Fund), the Bond Fund (formerly, Pegasus Bond Fund), and the Mortgage-Backed Securities Fund (these nine Funds being collectively referred to as the "BOND FUNDS"),

      Municipal Bond Funds: The Intermediate Tax-Free Bond Fund, the Municipal Income Fund (formerly the Tax-Free Bond Fund), the Tax-Free Bond Fund (formerly, Pegasus Municipal Bond Fund), the Short-Term Municipal Bond Fund (formerly, Pegasus Short Municipal Bond Fund), the Ohio Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Arizona Municipal Bond Fund, the Louisiana Municipal Bond Fund, and the Michigan Municipal Bond Fund (formerly, Pegasus Michigan Municipal Bond
   Fund) (these ten Funds being collectively referred to as the "MUNICIPAL BOND FUNDS"),

      Institutional Money Market Funds: The Treasury Only Money Market Fund, the Government Money Market Fund and the Institutional Prime Money Market Fund (these three Funds being collectively referred to as the "INSTITUTIONAL MONEY MARKET FUNDS"), and

      Funds of Funds: The Investor Growth Fund, the Investor Growth & Income Fund, the Investor Balanced Fund and the Investor Conservative Growth Fund (these four Funds being collectively referred to as the "FUNDS OF FUNDS").

      Municipal Funds: The Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Bond Funds are also referred to as the "MUNICIPAL FUNDS."

      International Funds: The Diversified International Fund and the International Equity Index Fund are also referred to as the "INTERNATIONAL FUNDS."

   Diversification. All of the Trust's Funds are diversified, as defined under the Investment Company Act of 1940, as amended (the "1940 ACT"), except the following which are non-diversified:

1. the Ohio Municipal Bond Fund,

2. the Kentucky Municipal Bond Fund,

3. the West Virginia Municipal Bond Fund,

4. the Arizona Municipal Bond Fund,

5. the Michigan Municipal Bond Fund,

6. the Michigan Municipal Money Market Fund,

7. the Ohio Municipal Money Market Fund,

8. the Louisiana Municipal Bond Fund,

9. the Technology Fund,

10. the Health Sciences Fund

   Share Classes. Shares in the Funds of the Trust (other than the Institutional Money Market Funds and the Money Market Funds) are generally offered in four separate classes: Class I Shares, Class A Shares, Class B Shares and Class C Shares. The following chart shows the share classes offered (or which are anticipated to be offered) by each of the Funds as of the date of this Statement of Additional Information:

                                                                   Service                 Administrative
FUND                                       Class A Class B Class C  Class  Class S Class I     Class
----                                       ------- ------- -------  -----  ------- -------     -----
1.Small Cap Growth........................    X       X       X                       X
2.Small Cap Value.........................    X       X       X                       X
3.Mid Cap Growth..........................    X       X       X                       X
4.Mid Cap Value...........................    X       X       X                       X
5.Diversified Mid Cap.....................    X       X       X                       X
6.Large Cap Growth........................    X       X       X                       X
7.Large Cap Value.........................    X       X       X                       X
8.Equity Income...........................    X       X       X                       X
9.Diversified Equity......................    X       X       X                       X
10.Balanced...............................    X       X       X                       X
11.Equity Index...........................    X       X       X                       X
12.Market Expansion Index.................    X       X       X                       X
13.International Equity Index.............    X       X       X                       X
14.Diversified International..............    X       X       X                       X
15.Technology.............................    X       X       X                       X
16.Health Sciences........................    X       X       X                       X
17.Short-Term Bond........................    X       X       X                       X
18.Investor Growth........................    X       X       X                       X
19.Investor Growth & Income...............    X       X       X                       X
20.Investor Balanced......................    X       X       X                       X
21.Investor Conservative Growth...........    X       X       X                       X
22.Ultra Short-Term Bond..................    X       X       X                       X
23.Intermediate Bond......................    X       X       X                       X
24.Bond...................................    X       X       X                       X
25.Income Bond............................    X       X       X                       X
26.Government Bond........................    X       X       X                       X
27.Treasury & Agency......................    X       X                               X
28.High Yield Bond........................    X       X       X                       X
29.Short-Term Municipal Bond..............    X       X       X                       X
30.Intermediate Tax-Free Bond.............    X       X                               X
31.Tax-Free Bond..........................    X       X                               X
32.Municipal Income.......................    X       X       X                       X
33.Arizona Municipal Bond.................    X       X                               X
34.Kentucky Municipal Bond................    X       X                               X
35.Louisiana Municipal Bond...............    X       X                               X
36.Michigan Municipal Bond................    X       X                               X
37.Ohio Municipal Bond....................    X       X                               X
38.West Virginia Municipal Bond...........    X       X                               X
39.Prime Money Market.....................    X       X       X       X**             X
40.U.S. Treasury Securities Money Market..    X       X       X       X**             X
41.Municipal Money Market.................    X               X*      X**             X
42.Michigan Municipal Money Market........    X               X*      X*              X
43.Ohio Municipal Money Market............    X               X*      X*              X
44.U.S. Government Securities Money Market    X               X*      X*              X
45.Institutional Prime Money Market.......                                    X       X          X
46.Treasury Only Money Market.............                                    X       X          X
47.Government Money Market................                                    X       X          X
48.Mortgage-Backed Securities.............    X                                       X

* As of the date of this Statement of Additional Information, the shares had not commenced operations.
** These shares are no longer operational.

   Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund's Prospectus.

   Pegasus Consolidation. In March, 1999, the Funds of the Trust consolidated with the Pegasus Funds pursuant to an Agreement and Plan of Reorganization. Except for the Funds listed below, One Group Mutual Funds are considered to be the surviving funds for accounting purposes. The following list shows the name of the former Pegasus funds that are considered to be the surviving funds for accounting purposes and the current name of such Funds:

 Name of Former Pegasus Fund            One Group Mutual Funds' Name

 1. Pegasus Multi-Sector Bond Fund      1. the Income Bond Fund

 2. Pegasus Intermediate Bond Fund      2. the Intermediate Bond Fund

 3. Pegasus Small-Cap Opportunity Fund  3. the Small Cap Value Fund

 4. Pegasus Mid-Cap Opportunity Fund    4. the Diversified Mid Cap Fund

 5. Pegasus International Equity Fund   5. the Diversified International Fund

 6. Pegasus Market Expansion Index Fund 6. the Market Expansion Index Fund

 7. Pegasus Bond Fund                   7. the Bond Fund

 8. Pegasus Short Municipal Bond Fund   8. the Short-Term Municipal Bond Fund

 9. Pegasus Municipal Bond Fund         9. the Tax-Free Bond Fund

 10. Pegasus Michigan Municipal Bond
     Fund                               10. the Michigan Municipal Bond Fund

 11. Pegasus Michigan Municipal Money   11. the Michigan Municipal Money
     Market Fund                            Market Fund

   These 11 Funds are collectively referred to as the PREDECESSOR FUNDS. Individual Predecessor Funds are identified in this Statement of Additional Information by their One Group Mutual Funds' names.

                      INVESTMENT OBJECTIVES AND POLICIES

   The following policies supplement each Fund's investment objective and policies as set forth in the respective Prospectus for that Fund. The Funds are advised by Banc One Investment Advisors Corporation ("BANC ONE INVESTMENT ADVISORS" or the "ADVISOR"). In addition, Banc One High Yield Partners, LLC (the "HIGH YIELD SUB-ADVISOR" or the "SUB-ADVISOR") serves as sub-advisor for the Income Bond Fund and the High Yield Bond Fund. When this Statement of Additional Information indicates that an action or determination may be taken or made by Banc One Investment Advisors, such action or determination may be taken or made with respect to the Income Bond Fund or the High Yield Bond Fund by the High Yield Sub-Advisor subject to the supervision of Banc One Investment Advisors.

Additional Information on Fund Instruments

Asset-Backed Securities

   Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

   Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Bank Obligations

   Bank obligations consist of bankers' acceptances, certificates of deposit, and time deposits.

   Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers' acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

   Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

   The Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. The Funds may also invest in yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including banker's acceptances and certificates of deposit) denominated in foreign currencies (see "Foreign Investments" herein).

   Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which a Fund could purchase certificates of deposit. All of the Funds may utilize Demand Deposits in connection with their day-to-day operations.

Commercial Paper

   Commercial paper consists of promissory notes issued by corporations. Although such notes are generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds only purchase commercial paper that meets the following criteria:

   Bond Funds. The Short-Term Bond Fund, the Intermediate Bond Fund, the Bond Fund, the Ultra Short-Term Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") (such as A-2 or better by Standard & Poor's Corporation ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("MOODY'S") or F2 or better by Fitch IBCA, Duff & Phelps ("FITCH")) or if unrated, determined by Banc One Investment Advisors to be of comparable quality. The High Yield Bond Fund and the Income Bond Fund may purchase commercial paper in any rating category by at least one NRSRO, or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   Municipal Bond Funds. The Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody's or F2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   Money Market Funds. The Money Market Funds (other than the U.S. Treasury Securities Money Market Fund), may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody's or F2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   Institutional Money Market Funds. The Institutional Prime Money Market Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO such as A-2 or better by S&P, Prime-2 or better by Moody's or F2 or better by Fitch or, if unrated determined by Banc One Investment Advisors to be of comparable quality.

   Equity Funds. The Equity Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody's or F-2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   Some of the above Funds may also invest in Canadian commercial paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Common Stock

   Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors. (Equity securities such as common stock will generally comprise no more than 10% of the High Yield Bond Fund's total assets).

Convertible Securities

   Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Funds base their selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not invest in common stock.

Demand Features

   Some of the Funds may acquire securities that are subject to puts and standby commitments ("DEMAND FEATURES") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security.

   Under a "STAND-BY COMMITMENT," a dealer would agree to purchase, at a Fund's option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options. A Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

   The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible.

Exchange Traded Funds

   Certain of the Funds may invest in Exchange Traded Funds or ETFs. Exchange Traded Funds are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor's Depository Receipts are ETFs that track the S&P 500. Sector ETFs track companies represented in related industries within a sector of the economy. For example, iShares Dow Jones U.S. Healthcare Sector Index Fund is a sector ETF that tracks the Dow Jones Healthcare sector. International ETFs track a group of stocks from a specific country. For example, iShares MSCI-Australia tracks the Morgan Stanley Capital International Index for Australia Stocks.

   ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publically issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ Investop Index.

   ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange, and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

   The investment vehicles issuing ETFs are not actively managed. Rather, the investment vehicle's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

   Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Funds may invest in them.

   A Fund will limit its investments in any one issue of ETFs to 5% of the Fund's total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund's investments in all ETFs will not exceed 10% of the Fund's total assets, when aggregated with all other investments in investment companies.

Foreign Investments

   Some of the Funds may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

Risk Factors of Foreign Investments

   Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

   Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

   Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

   Currency Risk. Foreign securities are typically denominated in foreign currencies. The value of a Fund's investments denominated in foreign currencies and any funds held in foreign currencies will be affected by:

       .  Changes in currency exchange rates;

       .  The relative strength of those currencies and the U.S. dollar; and

       .  Exchange control regulations.

   Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to Shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of the International Funds to achieve their investment objective may depend, to a certain extent, on exchange rate movements.

   By investing in foreign securities, the International Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by a Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of the International Funds, when included in appropriate amounts in a portfolio otherwise consisting of domestic equity and debt securities, will provide a source of increased diversification.

   The International Funds seek increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends.

       . The international investments of the International Equity Index Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by one of the Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

       . The Diversified International Fund invests primarily in the securities of companies located in Europe, Asia and Latin America. The Fund may also invest in other regions and countries that present attractive investment opportunities, including developing countries. Because the Fund may invest over 25% of its total assets in a single country, political and economic developments in that country will have a greater impact on the performance of the Fund than would be the case if the Fund were more widely diversified.

   Limitations on the Use of Foreign Investments. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Equity Funds (with the exception of the International Funds and the Market Expansion Index Fund) and the Income Bond, the High Yield Bond, the Bond, the Short-Term Bond Fund, and the Mortgage-Backed Securities Fund. Investments in foreign obligations or securities shall not exceed 10% of the net assets of the Market Expansion Index Fund.

Foreign Currency Transactions

   The International Funds may engage in various strategies to hedge against interest rate and currency risks. These strategies may consist of use of any of the following, some of which also have been described above: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and interest rate and currency swaps, caps and floors. The International Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund's investments in foreign securities. The International Funds may enter into such transactions only in connection with hedging strategies.

   While a Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or currency exchange rates occur.

   The International Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract. Each International Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

   Transaction Hedging. When the International Funds engage in transaction hedging, they enter into foreign currency transactions with respect to specific receivables or payables of the Funds generally arising in connection with the purchase or sale of their portfolio securities. The International Funds will engage in transaction hedging when they desire to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the International Funds will attempt to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   The International Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The International Funds may also enter into contracts to purchase or sell foreign currencies at a future date ("FORWARD CONTRACTS"). Although there is no current intention to do so, the International Funds reserve the right to purchase and sell foreign currency futures contracts traded in the United States and subject to regulation by the Commodity Futures Trading Commission ("CFTC").

   For transaction hedging purposes, the International Funds may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

   Position Hedging. When engaging in position hedging, the International Funds will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which Banc One Investment Advisors expects to purchase, when the Fund holds cash or short-term investments. In connection with the position hedging, a Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. The International Funds may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the United States and subject to regulation by the CFTC, although the International Funds have no current intention to do so.

   The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

   It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, the International Funds may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

   Although the International Funds have no current intention to do so, the International Funds may write covered call options on up to 100% of the currencies in its portfolio to offset some of the costs of hedging against fluctuations in currency exchange rates.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the International Funds own or expect to purchase or sell. They simply seek to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

   Forward Foreign Currency Exchange Contracts. The International Funds, for hedging purposes only, may purchase forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancellable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are entered into directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

   At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Foreign Currency Futures Contracts. The International Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund will enter into foreign currency futures contracts solely for bona fide hedging or other appropriate risk management purposes as defined in CFTC regulations.

   When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

   Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

   Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

   When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

   In addition to the margin requirements discussed above, transactions in currency futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures or forward contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures or forward contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures or forward contract, could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures or forward contract, it may cover by owning the instruments or currency underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures or forward contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund.

   At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the International Funds intend to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

   Foreign Currency Options. The International Funds may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   A Fund is authorized to purchase or sell listed foreign currency options, and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the ECU) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

   Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate. The International Funds will not speculate in foreign currency options, futures or related options or currency swap contracts. Accordingly, the International Funds will not hedge a currency substantially in excess (as determined by Banc One Investment Advisors) of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the cases of securities which have been sold by a Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the International Funds will segregate, at their custodian or sub-custodians, U.S. government or other high quality securities having a market value representing any subsequent net decrease in the market value of such hedged positions including net positions with respect to cross-currency hedges. The International Funds may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3% of its total assets from foreign currency options, futures, related options and forward currency transactions.

   The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

   Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

   Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and the International Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund's investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust's Board of Trustees.

   Risk Factors in Hedging Transactions

   Imperfect Correlation. Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in the security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund's securities.

   Liquidity. In addition, these instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

   Judgment of the Advisor. Successful use of hedging instruments by the International Funds is subject to the ability of Banc One Investment Advisors to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of Banc One Investment Advisors are not met, a Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

   Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

                          FUTURES AND OPTIONS TRADING

   Some of the Funds may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

Futures Contracts

   Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly.

Margin Requirements

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

  . are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded,

  . may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM, and

  .   are similar to good faith deposits or performance bonds.

   Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which they do business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

   In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contacts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position.

Liquidity Impact of Margin and SEC Segregation Requirements

   Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Limits on Futures Contracts

   The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In addition, none of the Equity Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund's total assets.

Purpose of Utilizing Futures

   A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   Risk Factors in Futures Transactions

      Liquidity. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

      Risk of Loss. Futures contracts entail risks. Although the Funds believe that the use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the Advisor's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Funds will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

      Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

                               Options Contracts

   Some of the Funds may use options on securities or futures contracts to reduce investment risk. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (the "strike price"). The purchase price of an option is referred to as its "premium." Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. If an option is not exercised prior to its expiration, it becomes worthless. This means the buyer has lost the premium paid, while the seller (the "writer") has received a premium without being required to perform. Increased market volatility and relatively longer remaining life spans generally increase the value of options by increasing the probability of market swings favorable to the holder and unfavorable to the writer during the life of the option.

  . A CALL OPTION gives the buyer the right to purchase a security at a specified price (the "exercise price") at any time until a certain date. So long as the obligation of the writer of a call option continues, the writer may be required to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer closes the transaction by purchasing an option identical to that previously sold. To secure the writer's obligation under a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A call option is "in-the-money" if the strike price is below current market levels and "out-of-the-money" if the strike price is above current market level.

  . A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The writer of a put option must purchase futures contracts or securities at a strike price if the option is exercised. A put option is "in-the-money" if the strike price is above current market levels and "out-of-the-money" if the strike price is below current market levels.

  . A COVERED OPTION is an option written by a party who owns the underlying position.

  .   AN OPENING TRANSACTION is the initial purchase or sale of an option.

  . A CLOSING TRANSACTION is a transaction which effectively ends an option writer's financial exposure to an existing option obligation. A closing transaction involves entering into an option contract that has the reverse effect of that being closed out. Such an option will be on the same security with the same exercise price and expiration date as the option contract originally opened. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was written, depending in large part upon the relative price of the underlying security at the time of each transaction. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security.

   Purchasing Call Options

   Certain Funds may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

   Writing (Selling) Covered Call Options

      Some of the Funds may write covered call options and purchase options to close out options previously written by the Fund. A Fund's purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Funds will write covered call options on securities which, in the opinion of the Investment Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which a Fund already owns.

      Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, which a Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

      The security covering the call will be maintained in a segregated account with the Fund's custodian. Unlike one who owns a security not subject to an option, a Fund has no control over when it may be required to sell the underlying security, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be "called away" at a price substantially below the fair market value of the security. Additionally, when a security is called away, the Fund's turnover rate will increase, which would cause a Fund to incur additional brokerage expenses. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

   The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy which limits the pledging of its assets. Call options written by a Fund will normally have expiration dates of less than nine months from the date written.

   The premium received is the market value of an option. In determining whether a particular call option should be written, the Advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

   From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

   A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing transaction on a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

   Purchasing Put Options

   Certain Funds may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by the transaction cost.

   Writing (Selling) Secured Puts

   Certain Funds may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

   Engaging in Straddles and Spreads

   Certain Funds also may engage in straddles and spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. The Fund will sell a straddle when Banc One Investment Advisors or the Sub-Advisor believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits the Fund to make a hedged investment that the price of a security will increase or decline.

   Risk Factors in Options Transactions

      Risk of Loss in Purchasing Transactions. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of the options.

      Risk of Loss in Writing (Selling) Options. When it writes a covered call option, a Fund runs the risk that it will be forced to sell a security it owns at below its market value or, alternatively, incur a loss in otherwise extinguishing its obligation under the covered call option. When it writes a secured put option, a Fund runs the risk that it will be required to buy a security at above its market price or, alternatively, incur a loss in otherwise extinguishing its obligation under the secured put option.

      Judgment of Advisor. The successful use of the options strategies depends on the ability of the Advisor to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. A Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, however, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

      Liquidity. If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A lack of liquidity may limit a Fund's ability to realize its profits or limit its losses.

      Market Restrictions. Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

       Foreign Investment Risks. Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

   Limitations on the use of Options

   Each Fund will limit the writing of put and call options to 25% of its net assets. Some Funds may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker/Dealers with whom the Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

Government Securities

   Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association ("Fannie Mae"), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when Banc One Investment Advisors or the Sub-Advisor believes that the credit risk with respect thereto is minimal.

   The Bond Funds may invest in all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac including without limitation funding notes and subordinated benchmark notes. For example, the Bond Funds may invest in Fannie Mae's Subordinated Benchmark Notes(R) ("Fannie Mae Subordinated Notes"). The Bond Funds generally will only purchase Fannie Mae Subordinated Notes rated in one of the three highest rating categories or, if unrated, determined to be of comparable quality by Banc One Investment Advisors. Fannie Mae Subordinated Notes will be unsecured and subordinated and will rank junior in priority to all existing and future liabilities of Fannie Mae, other than those liabilities that by their terms expressly rank equal with or junior to Fannie Mae Subordinated Notes. If capital ratios fall below certain levels, Fannie Mae will cease paying (but not accruing) interest until such capital ratios are restored. Like other securities issued by Fannie Mae, Fannie Mae Subordinated Notes are not guaranteed by the U.S. government. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see "Investment Objectives and Policies--Mortgage-Related Securities" in this Statement of Additional Information.

High Quality Investments with Regard to the Money Market and Institutional Money Market Funds

   The Money Market Funds and Institutional Money Market Funds, may invest only in obligations determined by Banc One Investment Advisors to present minimal credit risks under guidelines adopted by the Trust's Board of Trustees.

   The U.S. Treasury Securities Money Market Fund and the Treasury Only Money Market Fund may only invest in U.S. Treasury bills, notes and other U.S. Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the U.S. Treasury Securities Money Market Fund may be subject to repurchase agreements.

   The Government Money Market Fund invests exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

   With regard to the Money Market Funds and the Institutional Money Market Funds, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO in the case of single-rated securities; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs or
(iii) do not possess a rating (i.e., are unrated) but are determined by Banc One Investment Advisors to be of comparable quality to the rated instruments eligible for purchase by the Trust under guidelines adopted by the Board of Trustees (collectively, "ELIGIBLE SECURITIES"). A security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Banc One Investment Advisors to be comparable in priority and security to the obligation selected for purchase by the Trust.

   A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by Banc One Investment Advisors to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Banc One Investment Advisors. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the top three highest rating categories.

   Eligible Securities include First-Tier Securities and Second-Tier Securities. First-Tier Securities include those that possess a rating in the highest category, in the case of a single-rated security, or at least two ratings in the highest rating category, in the case of multiple-rated securities, or, if the securities do not possess a rating, are determined to be of comparable quality by Banc One Investment Advisors pursuant to the guidelines adopted by the Board of Trustees. Second-Tier Securities are all other Eligible Securities.

   Each Money Market Fund (other than the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund) and Institutional Money Market Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer (as defined by or permitted under Rule 2a-7). In addition, each Fund (other than the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund) may not invest more than 5% of its total assets in Second Tier Securities, with investment in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1 million. The Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund may not invest more than 5% of its total assets in Second Tier Conduit Securities, with investment in the Second Tier Conduit Security of one issuer further limited to the greater of 1% of the Fund's total assets or $1 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's assets or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of a Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and, with respect to each Money Market Fund and each Institutional Money Market Fund (other than the Treasury Only Money Market Fund), repurchase agreements fully collateralized by such obligations.

   Under the guidelines adopted by the Trust's Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, Banc One Investment Advisors may be required to promptly dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

   A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

High Yield/High Risk Securities/Junk Bonds

   Some of the Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB or lower by S&P and Ba or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high risk investments. The risks include the following:

      Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

      Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.

      Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

      Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

      High Yield Bond Market. In 2000, 2001 and continuing in 2002, the default rate for high yield securities has significantly increased when compared with prior periods. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

      Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

      New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund's investments in lower rated securities.

   High yield, high risk investments may include the following:

      Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

      Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

      Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

      Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

      Private Placements. These are bonds sold directly to a small number of investors, usually institutional, without registration under the Securities Act of 1933.

      Convertible Securities. These are bonds or preferred stock that convert to common stock.

      Preferred Stock. These are stocks that generally pay a dividend at a specified rate and which have preference over common stock in the payment of dividends and in liquidation.

      Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries ("LDCs").

      Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if they do not invest in such securities.

   This foregoing list is not definitive. The prospectus and this Statement of Additional Information list additional types of permissible investments. Such investments may be purchased by some of the Funds even if they are classified as non-investment grade securities.

Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds

   Equity Index Fund. The Equity Index Fund attempts to track the performance of the S&P 500 Index (the "INDEX") to achieve a correlation between the performance of the Fund and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by Standard & Poor's Corporation ("S&P") and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

   S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. "S&P 500" is a service mark of S&P.

   The weights of stocks in the Index are based on each stock's relative total market value, i.e., market price per share times the number of Shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

   Banc One Investment Advisors generally selects stocks for the Equity Index Fund in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund's assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.

   Market Expansion Index Fund. The Market Expansion Index Fund invests in a representative sampling of stocks of medium-sized and small U.S. companies that are included in the Standard & Poor's SmallCap 600 Index and the Standard & Poor's MidCap 400 Index (the "INDICES") and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. (Not all of the stocks in the Indices are included in the Fund). The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the combined Indices of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the combined Indices. The Fund's ability to correlate its performance with the combined Indices, however, may be affected by, among other things, changes in securities markets, the manner in which the Indices are calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select other indices if such a standard of comparison is deemed to be more representative of the performance of common stocks.

   The Indices are determined, composed and calculated by S&P without regard to the Market Expansion Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Market Expansion Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Market Expansion Index Fund or as to the ability of the Indices to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein.

   International Equity Index Fund. It is anticipated that the indexing approach that will be employed by the International Equity Index Fund will be an effective method of substantially tracking percentage changes in the Gross Domestic Product ("GDP") weighted MSCI EAFE Index (the "INTERNATIONAL INDEX"). The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the International Index of at least 0.90, without taking into account expenses. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the International Index in both rising and falling markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the International Index. The Fund's ability to correlate its performance with the International Index, however, may be affected by, among other things, changes in securities markets, the manner in which the International Index is calculated by Morgan Stanley Capital International ("MSCI") and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

   MSCI computes and publishes the International Index. MSCI also computes the country weights which are established based on annual GDP data. Gross Domestic Product is defined as a country's Gross National Product, or total output of goods and services, adjusted by the following two factors: net labor income (labor income of domestic residents working abroad less labor income of foreigners working domestically) plus net interest income (interest income earned from foreign investments less interest income earned from domestic investments by foreigners). Country weights are thus established in proportion to the size of their economies as measured by Gross Domestic Product, which results in a more uniform distribution of capital across the EAFE markets than if capitalization weights were used as the basis. The country weights within the International Index are systematically rebalanced annually to the most recent GDP weights.

   MSCI chooses the stocks to be included in the International Index largely on a statistical basis. Inclusion of a stock in the International Index in no way implies an opinion by MSCI as to its attractiveness as an investment. The International Index is determined, composed and calculated by MSCI without regard to the International Equity Index Fund. MSCI is neither a sponsor of, nor in any way affiliated with the International Equity Index Fund, and MSCI makes no representation or warranty, expressed or implied on the advisability of investing in the International Equity Index Fund or as to the ability of the International Index to track general stock market performance, and MSCI disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the International Index or any data included therein. "MSCI EAFE Index" is a service mark of MSCI.

Impact of Initial Public Offerings on Smaller Funds

   Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A smaller Fund may not experience similar performance as its assets grow.

Investment Company Securities

   Some of the Funds may invest up to 5% of their total assets in the securities of any one investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. These limits do not apply to the Funds of Funds. Other investment company securities may include securities of a money market fund of the Trust, and securities of other money market funds for which Banc One Investment Advisors or its affiliate serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Funds may cause Shareholders to bear duplicate fees. Banc One Investment Advisors will waive its fee attributable to the assets of the investing fund invested in a money market fund of the Trust and in other funds advised by Banc One Investment Advisors.

Loan Participations and Assignments

   Some of the Funds may invest in fixed and floating rate loans ("Loans"). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions ("Lenders"). Generally, the Funds invest in Loans by purchasing Loan Participations ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

   Typically, a Fund will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Fund has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

   Limitations on Investments in Loan Participations and Assignments. Loan participants and assignments may be illiquid. As a result, a Fund will invest no more than 15% (10% for the Money Market Funds and Institutional Money Market Funds) of its net assets in these investments. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of a Participation or Assignment for purposes of a Fund's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

   Risk Factors of Loan Participations and Assignments. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities when valuing the Fund's securities and calculating its net asset value.

Mortgage-Related Securities

   Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). (A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property and other permitted investments).

   Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

  .   various governmental agencies such as Ginnie Mae;

  .   government-related organizations such as Fannie Mae and Freddie Mac;

  . non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

   There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

      Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie

   Mae's guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

      Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

      Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

   CMOs and guaranteed REMIC pass-through certificates ("REMIC CERTIFICATES") issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "MORTGAGE ASSETS"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

      Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

      Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

      Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

   REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

   CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

   The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

   Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and "parallel pay" CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

   A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-BONDS"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC CERTIFICATES"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit- related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

   Limitations on the use of Mortgage-Backed Securities

      Equity Funds. The Balanced Fund, the Small Cap Value Fund, the Diversified Mid Cap Fund, the Technology Fund, and the Diversified International Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through Securities that are rated in one of three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

      Bond Funds. The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other Bond Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. The Short-Term Bond Fund, the Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Mortgage-Backed Securities Fund, and the Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisor to be of comparable quality. The Income Bond Fund and the High Yield Bond Fund can invest in mortgage-backed securities in ANY rating category.

      Municipal Bond Funds. The Municipal Bond Funds may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisor to be of comparable quality.

      Money Market Funds. The Money Market Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Prime Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the

   Michigan Municipal Money Market Fund may invest in mortgage-backed securities that are rated in one of the two highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

      Institutional Money Market Funds. The Institutional Prime Money Market Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. With respect to the Institutional Prime Money Market Fund, mortgage-backed securities must be rated in one of the two highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. The Government Money Market Fund and the Treasury Only Money Market Fund may not invest in mortgage-backed securities.

   Mortgage Dollar Rolls. Some of the Funds may enter into Mortgage Dollar Rolls in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid securities in an amount equal to the forward purchase price. The Funds benefit to the extent of:

  . any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop"); or

  . fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

   Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon Banc One Investment Advisors' ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

   Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets ("IOs"), while the other class will receive all of the principal ("POs"). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

   In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

      Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

      Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

      Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

      Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. Banc One Investment Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

   The Bond Funds (other than the Treasury & Agency Fund), the Municipal Bond Funds, and the Balanced Fund may invest in SMBS to enhance revenues or hedge against interest rate risk. The Funds may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitations on investments in illiquid securities.

   Adjustable Rate Mortgage Loans. The Bond Funds and the Balanced Fund, may invest in adjustable rate mortgage loans ("ARMs"). The Treasury & Agency Fund may buy only government ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "MORTGAGE INTEREST RATES") may be subject to periodic adjustment based on changes in the applicable index rate (the "INDEX RATE"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

   Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "MAXIMUM ADJUSTMENT"). Other ARMs ("NEGATIVELY AMORTIZING ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

   Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

   There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

   In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly,

ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

   Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

   Risks Factors of Mortgage-Related Securities

      Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

      Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

      Market Value. The market value of the Fund's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

      Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

      Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

   Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

    1. bridges,

    2. highways,

    3. roads,

    4. schools,

    5. waterworks and sewer systems, and

    6. other utilities.

Other public purposes for which Municipal Securities may be issued include:

    1. refunding outstanding obligations,

    2. obtaining funds for general operating expenses and

    3. obtaining funds to lend to other public institutions and facilities.

   In addition, certain debt obligations known as "PRIVATE ACTIVITY BONDS" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

    1. water, sewage and solid waste facilities,

    2. qualified residential rental projects,

    3. certain local electric, gas and other heating or cooling facilities,

    4. qualified hazardous waste facilities,

    5. high-speed intercity rail facilities,

    6. governmentally-owned airports, docks and wharves and mass transportation facilities,

    7. qualified mortgages,

    8. student loan and redevelopment bonds, and

    9. bonds used for certain organizations exempt from Federal income taxation.

   Certain debt obligations known as "INDUSTRIAL DEVELOPMENT BONDS" under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

    1. privately operated housing facilities,

    2. sports facilities,

    3. industrial parks,

    4. convention or trade show facilities,

    5. airport, mass transit, port or parking facilities,

    6. air or water pollution control facilities,

    7. sewage or solid waste disposal facilities, and

    8. facilities for water supply.

   Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

   The two principal classifications of Municipal Securities consist of "general obligation" and "limited" (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

   The Funds may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

    1. Short-term tax-exempt General Obligations Notes,

    2. Tax Anticipation Notes,

    3. Bond Anticipation Notes,

    4. Revenue Anticipation Notes,

    5. Project Notes, and

    6. Other forms of short-term tax-exempt loans.

   Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

   There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

  .   general money market conditions,

  .   coupon rate,

  .   the financial condition of the issuer,

  .   general conditions of the municipal bond market,

  .   the size of a particular offering,

  .   the maturity of the obligations, and

  .   the rating of the issue.

   The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors will consider such an event in determining whether the Fund should continue to hold the obligations.

   Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

   Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

   Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

   Risk Factors in Municipal Securities

      Tax Risk. The Internal Revenue Code of 1986, as amended (the "Code") imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

      Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

  . the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

  .   the value of the bonds may be reduced;

  . you and other Shareholders may be subject to unanticipated tax liabilities;

  .   a Fund may be required to sell the bonds at the reduced value;

  .   it may be an event of default under the applicable mortgage;

  .   the holder may be permitted to accelerate payment of the bond; and

  .   the issuer may be required to redeem the bond.

   In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable.
   Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

   State and Federal Laws. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund's ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien.)

   Litigation and Current Developments. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Securities in the same manner.

   New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

   Limitations on the Use of Municipal Securities

   In addition to the Municipal Bond Funds, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, other Funds may also invest in Municipal Securities if Banc One Investment Advisors determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

   The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

   The Municipal Funds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

   Arizona Municipal Securities

   As used in this Statement of Additional Information, the term "Arizona Municipal Securities" refers to municipal securities, the income from which is exempt from both federal and Arizona personal income tax.

   Risk Factors Regarding Investments in Arizona Municipal Securities. Over the past several decades, Arizona's economy has grown faster than most other regions of the country. During the last decade, Arizona's population increased 40% to 5.1 million, and is expected to increase 2.7% per year through 2002. Arizona's employment increased 4.4% in 1997, 4.7% in 1998, 4.3% in 1999, 3.9% in 2000, and, after a slight loss of jobs in 2001, Arizona job growth is expected to be 2.6% annually through 2010. The state's unemployment rate was 4.1% in 1998, 4.4% in 1999, and 3.9% in 2000. From February 2001 to February 2002, however, the state's unemployment rate increased from 3.8% to 6.0%.

   Arizona's per capita personal income has generally varied between 5% and 15% below the national average due to such factors as the chronic poverty on the state's Indian reservations, the State's relatively high number of retirees and children, and the state's below-average wage scale. Nevertheless, Arizona's aggregate personal income grew from $60.9 billion in 1990 to $120 billion in 1999, an increase of 97% and an average annual growth of 11% per year. In 1999 and 2000, respectively, average per capita income increased by 4.5% and 6.2%.

   Despite an increase in population, employment and aggregate personal income, retail sales growth rates declined between 1994 and 1997, but have recently begun to rise again. The retail sales growth rate was 8.2% for fiscal year 1998-1999 and 8.0% for fiscal year 1999-2000. Average retail sales are expected to decline by 1.0% in 2002 and to grow by 6.5% in 2003.

   After experiencing several years of budget shortfalls requiring mid-year adjustments, the State of Arizona had significant budget surpluses each year from 1993 through 1998. During fiscal year 1999, a significant portion of the accumulated surpluses were committed to construction and renovation of public school facilities, reducing the projected surplus at June 30, 1998 to approximately $70 million. Arizona legislators are currently faced with a budget deficit for fiscal year 2003. As a result, surplus funds placed in a "rainy day fund" have been reduced from $313 million at June 30, 2001 to $40 million. An amendment to the Arizona Constitution requiring a 2/3 majority vote in both houses of the legislature to enact any tax or fee increase constrains the State's ability to raise additional revenues if needed.

   The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority and the Water Infrastructure Authority of Arizona is each authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided agreements that are subject to annual appropriations by the Arizona legislature.

   The Arizona Constitution limits the amount of debt that can be issued by the state's counties, cities, towns, school districts and other municipal corporations in the form of indebtedness payable from property taxes or other general fund sources. In general, those political subdivisions may not become indebted in an amount exceeding six percent of the value of the taxable property in the political subdivision without the approval of a majority of the qualified electors voting at an election. Furthermore, no county or school district may become indebted in an amount exceeding 15% (30% for unified school districts) of the value of the taxable property, even with voter approval. In addition, with voter approval, incorporated cities or towns may become indebted in an amount up to 20% of the value of the taxable property for purposes of supplying water, light, sewers, open space preserves, parks, playgrounds and recreational facilities. These constitutional debt limits generally do not apply to revenue bonds payable from a special fund revenue source.

   In July 1994, the Arizona Supreme Court ruled that Arizona's system for financing public education created substantial disparities in facilities among school districts and, therefore, violated the provisions of the Arizona Constitution which require the Legislature to establish and maintain "a general and uniform public school system." After several attempts, each of which were held to be unconstitutional by the Arizona Supreme Court, the Arizona Legislature passed legislation in July 1998, which established a centralized state school capital finance system which, among other things, substantially limits the ability of school districts to issue bonds. This legislation has no effect on the obligation or ability of Arizona school districts to pay debt service on currently outstanding bonds. In November 2000, Arizona voters approved the imposition of a 6/10 of 1% statewide sales tax to augment this centralized school finance system. Collections from this tax increase, however, have been less than projected, and, as part of the fiscal year 2003 budget, Arizona plans to finance school facilities construction in part through lease financing.

   Kentucky Municipal Securities

   As used in this Statement of Additional Information, the term "Kentucky Municipal Securities" refers to municipal securities, the income from which is exempt from both federal and Kentucky personal income tax.

   Risk Factors Regarding Investments in Kentucky Municipal Securities. For calendar year 2001, Kentucky's per capita income was $24,923, ranked 40th in the nation, and was 81.79% of the $30,472 national average, according to the Bureau of Economic Analysis of the U.S. Department of Commerce. Kentucky's Governor's Office for Economic Analysis reported as of September 5, 2002, that for the fiscal year ended June 30, 2002, for the first time in 48 years, Kentucky's General Fund revenues declined from one fiscal year to the next. Kentucky law provides that a budget for the operation of Kentucky state government is to be adopted once every two years by the Kentucky General Assembly when it meets in Regular Session (January through April) in even-numbered years. The General Assembly failed to enact a budget for Kentucky's Executive Branch or its Court of Justice for the biennial period from July 1, 2002 through June 30, 2004 during its 2002 Regular Session and failed again to enact such a budget when it was convened in Special Session by the Governor later in the year. The Governor issued an Executive Order on June 26, 2002, declaring that a state of emergency existed in Kentucky due to the failure of the General Assembly to enact such a budget and asserting that the Governor has the power under certain provisions of the Kentucky Constitution to cause the expenditure of funds from the State Treasury for the operation of state government according to a spending plan promulgated by the Governor until July 1, 2003, unless the Executive Order is sooner rescinded or is superseded by a subsequent Executive Order or by the General Assembly's enactment of the required budget. As of October 1, 2002, the Kentucky General Assembly had not enacted a budget for Kentucky's Executive Branch or its Court of

Justice for the biennial period from July 1, 2002 through June 30, 2004, and issues relating to the Governor's Executive Order were before a state trial court in Kentucky's capitol.

   The municipal securities of many states and their agencies and political subdivisions constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This is not the case with respect to securities issued by Kentucky and its agencies and has not been the case with respect to Kentucky political subdivisions until recent years. Municipal securities in Kentucky have generally been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short term basis. The voters of Kentucky approved an amendment to Kentucky's constitution in 1994 which has allowed local governmental entities in Kentucky to issue general obligation debt instruments subject to certain limitations. The Commonwealth itself, and its agencies, are still bound by the prior rule and may not issue general obligation bonds any particular percentage of its assets in Kentucky municipal securities which are general obligations of issuers with substantial assets.

   Louisiana Municipal Securities

   As used in this Statement of Additional Information, the term "Louisiana Municipal Securities" refers to municipal securities, the income from which is exempt from both federal and Louisiana personal income tax.

   Risk Factors Regarding Investments in Louisiana Municipal Securities. The State of Louisiana has improved its economic and financial position and has addressed the problems that it experienced during the 1980s. The State adopted constitutional amendments and other measures aimed at decreasing outstanding debt and those measures have significantly reduced the high debt level that existed in prior years. However, new budgetary problems have occurred during the last three years as a result of decreased funding from the federal government for the Medicaid program and revenue shortfalls, the U.S. economic slowdown, and the effects which the September 11th terrorist attacks had on the State's tourism industry. In response, the State has taken steps to manage its budgetary problems.

   Louisiana's economy is based on the oil and gas industry, combined with sectors such as tourism, gambling, chemical production, shipping, manufacturing and agriculture. In recent years, the tourism and service industry sectors have steadily grown and have provided some degree of economic diversification. Nevertheless, the oil and gas industry continues to be the State's major economic component and the price of oil remains an important economic factor. During fiscal year 2001-2002, the State's estimated price of oil has decreased from $31.63 to $26.97 per barrel.

   Personal income has been gradually increasing, but the increases have slowed recently. In 2001, per capita income adjusted for inflation rose approximately 1.5% from the prior year. As of September 2001, average total employment in Louisiana increased by 1.01% from the prior year while the unemployment rate increased slightly to 5.5%.

   Michigan Municipal Securities

   As used in this Statement of Additional Information, the term "Michigan Municipal Securities" refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

   Risk Factors Regarding Michigan Municipal Securities. The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

   Total State wage and salary employment is estimated to have declined by 0.2% in 2001. The rate of unemployment is estimated to have been 5.0% in 2001, substantially increased from the 3.4% rate of 2000. Personal income grew at an estimated 2.9% annual rate in 2001.

   During the past six years prior to 2001 improvements in the Michigan economy resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion, but withdrawals in the period 2001-2003 are projected to leave the balance at September 30, 2003 in the range of $250 million.

   In 2001, the Michigan economy began to feel the effects of the downturn in the national economy. In mid 2001, the Michigan Legislature began making adjustments in State expenditures and projected revenues and continued to do so in 2002.

   The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

   The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

   The Michigan Constitution limits State general obligation debt to (i) short term debt for State operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

   Constitutional changes in 1994 shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional expenses. These additional revenues will be included within the State's constitutional revenue limitations and impact the State's ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2002.

   The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, the Environmental Protection Program, the Recreation Program and School Loan purposes. As of September 30, 2001, the State had approximately $1.03 billion of general obligation bonds outstanding.

   The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

   The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

   The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

   On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4% (since reduced to 4.1% in 2002 and 4.0% in 2003), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. In 2002, the State began to impose an additional tax of $.50 per pack and cigarette as part of its program to increase revenues to meet budgeted expenditures. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A as implemented contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

   Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and impact the State's ability to raise additional revenues in the future.

   A state economy during a continued recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

   Ohio Municipal Securities

   As used in this Statement of Additional Information, the term "Ohio Municipal Securities" refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

   Risk Factors Regarding Investments in Ohio Municipal Securities. The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio Municipal Bonds in the Funds of the Trust or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

   Since the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund invest primarily in Ohio Municipal Securities, the value of each Fund's Shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio Municipal Securities to meet their obligations. As a result, the value of the Shares of the Ohio Municipal Bond Fund and the Ohio Municipal Money Market Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of Ohio state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

   West Virginia Municipal Securities

   As used in this Statement of Additional Information, the term "West Virginia Municipal Securities" refers to Municipal Securities, the income from which is exempt from both federal and West Virginia personal income tax.

   Risk Factors Regarding Investments in West Virginia Municipal
Securities. Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia's economy and of the financial condition of its state and local governments and their agencies.

   West Virginia's economy is relatively stable. However, it is rooted in old economy industries which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of that economy. The coal industry, in particular, is under increased scrutiny which may affect the economic feasibility of conducting mining operations in the future. State and local governments continue to make concentrated efforts to encourage diversification of the State's economy with some success. While unemployment in the State is low compared to past years, it continues to exceed the national average.

   In recent years, the State and most local governments have had adequate financial resources. But, with little or no population growth, population shifting away from the State's cities, unemployment statewide remaining above the national average, the continuing decline in school enrollment, and an aging population, the government and school boards continue to struggle to produce sufficient revenues to fund operations and support public education.

New Financial Products

   New options and futures contracts and other financial products, and various combinations of options and futures contracts continue to be developed. These various products may be used to adjust the risk and return characteristics of each Fund's investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer's credit risk. If market conditions do not perform consistently with expectations, the performance of each Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

PERCS*

   The Equity Funds may invest in Preferred Equity Redemption Cumulative Stock ("PERCS") which is a form of convertible preferred stock that actually has more of an equity component than it does fixed income characteristics. These instruments permit companies to raise capital via a surrogate for common equity. PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. Issuers pay holders a substantially higher dividend yield than that on the underlying common, and in exchange, the holder's appreciation is capped, usually at about 30 percent. PERCS are callable at any time. The PERC is mandatorily convertible into common stock, but is callable at any time at an initial call price that reflects a substantial premium to the stock's issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

   *PERCS is a registered trademark of Morgan Stanley, which does not sponsor and is in no way affiliated with One Group.

Preferred Stock

   Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions.

Real Estate Investment Trusts ("REITs")

   Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Act.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

  .   limited financial resources;

  .   infrequent or limited trading;

  .   more abrupt or erratic price movements than larger company securities.

   In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P Index.

Repurchase Agreements

   Under the terms of a repurchase agreement, a Fund would acquire securities from a seller, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

   If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Additionally, the Fund would suffer a loss to the extent that the disposition of such securities by the Fund were delayed pending court action or prevented by applicable law. Under the Federal Bankruptcy Code, repurchase agreements where the underlying securities are direct obligations of, or are fully guaranteed as to principal and interest by, the United States or any agency of the United States qualify for an exclusion from the automatic stay of creditors' rights. With respect to repurchase agreements where the underlying securities are government securities, the Funds would be entitled, as against a claim by a trustee in bankruptcy to retain the underlying government securities. However, the Funds also invest in repurchase agreements where the underlying securities are equity securities or non-governmental securities. These repurchase agreements do not qualify for preferential treatment under the bankruptcy code and are subject to additional risks. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by a Fund under the 1940 Act.

   Repurchase Agreement Counterparties. For Funds other than the International Funds, repurchase counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers which Banc One Investment Advisors deems creditworthy under guidelines approved by the Board of Trustees. In the case of the International Funds, repurchase counterparties include banks or foreign banks with total assets in excess of $1 billion or broker-dealers which may or may not be registered, which Banc One Investment Advisors deems creditworthy under guidelines approved by the Board of Trustees.

Reverse Repurchase Agreements

   Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account assets, such as cash or liquid securities consistent with the Fund's investment restrictions and having a value equal to the repurchase price (including accrued interest), and would subsequently monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Fund under the 1940 Act. The Institutional Prime Money Market Fund, the Government Money Market Fund, and the Treasury Only Money Market Fund are not permitted to borrow money for temporary purposes by entering into reverse repurchase agreements.

Restricted Securities

   Some of the Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by Banc One Investment Advisors, as liquid and not subject to the investment limitation applicable to illiquid securities.

   The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 ("RULE 144A"). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed Banc One Investment Advisors to consider the following criteria in determining the liquidity of certain restricted securities:

  .   the frequency of trades and quotes for the security;

  . the number of dealers willing to purchase or sell the security and the number of other potential buyers;

  .   dealer undertakings to make a market in the security; and

  .   the nature of the security and the nature of the marketplace trades.

   Certain Section 4(2) commercial paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust's liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

  . The 4(2) paper must not be traded flat or in default as to principal or interest;

  . The 4(2) paper must be rated in one of the two highest rating categories by a least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by Banc One Investment Advisors to be of equivalent quality; and

  . Banc One Investment Advisors must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program; and

  . Banc One Investment Advisors shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 15% (10% for Money Market Funds and Institutional Money Market Funds) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of One Group Mutual Funds, unless Banc One Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% (10% for Money Market Funds and Institutional Money Market Funds) of its net assets; and

  . Banc One Investment Advisors shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently than quarterly.

Securities Lending

   To generate additional income, each of the Funds, except the U.S. Treasury Securities Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Money Market Fund, the Municipal Bond Funds, the U.S. Government Securities Money Market Fund, and the Funds of Funds, may lend up to 33 1/3% of such Fund's total assets pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of cash, such securities, shares, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds receive payments from the Borrowers equivalent to the dividends and interest which would have been earned on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, or commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Fund's prospectus. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Banc One Investment Advisors to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of Banc One Investment Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are therefore, not considered to be illiquid investments.

Short-Term Funding Agreements

   To enhance yield, some Funds may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICs"), while those issued by banks are referred to as Bank Investment Contracts ("BICs"). Pursuant to such agreements, the Funds make cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Funds on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

   The Funds will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Funds to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Funds only if, at the time of purchase, no more than 15% of the Fund's net assets (10% of a Money Market Fund's or Institutional Money Market Fund's net assets) will be invested in short-term funding agreements and other illiquid securities.

Structured Instruments

   Structured instruments are debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

   The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

   While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by Banc One Investment Advisors, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps and Floors."

   The Funds will invest only in structured securities that are consistent with each Fund's investment objective, policies and restrictions and Banc One Investment Advisors' outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, the Funds will not invest in structured instruments if the terms of the structured instrument provide that the Funds may be obligated to pay more than their initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

   Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid, and will limit their investments in such instruments to no more than 15% (10% with respect to a Money Market Fund and Institutional Money Market Funds) of each Fund's net assets, when combined with all other illiquid investments of each Fund.

Swaps, Caps and Floors

   Certain of the Funds may enter into swaps, caps, and floors (collectively, "Swap Contracts") on various securities (such as U.S. Government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Fund's investments are traded. Some transactions may reduce each Fund's exposure to market fluctuations while others may tend to increase market exposure. The Funds may enter into these transactions to manage their exposure to changing interest rates or other market factors or for non-hedging purposes. Although different from options, futures, and options on futures, Swap Contracts are used by the Funds for similar purposes (i.e., risk management, hedging, and as a substitute for direct investments in underlying securities) and therefore, expose the Funds to generally the same risks and opportunities as those investments.

   Swap Contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

   Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

   Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

   Because Swap Contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, each Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

   Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. In addition, the Fund may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Funds may enter into swaps that require transfers of collateral for changes in market value.

   In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

   In addition, because Swap Contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract prior to its maturity. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after Banc One Investment Advisors or the Sub-Advisor has determined that it would be prudent to close out or offset the first swap contract.

   The Funds (other than the High Yield Bond Fund) will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

   The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Fund securities transactions. If Banc One Investment Advisors is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will accelerate gain to the Funds.

   The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Funds will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Funds intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid, high grade debt securities, the Funds and Banc One Investment Advisors believe that swaps do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to each Fund's borrowing restrictions. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' Custodian. Each of the Bond Funds generally will limit their investments in swaps, caps and floors to 25% of its total assets.

Treasury Receipts

   Certain of the Funds may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). Receipts, in which an entity other than the government separates the interest and principal components, are not considered government securities, unless such securities are issued through the Treasury STRIPS program.

U.S. Treasury Obligations

   The Funds may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). The Funds may also invest in Inflation Indexed Treasury Obligations.

Variable and Floating Rate Instruments

   Certain obligations purchased by some of the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

   VARIABLE AMOUNT MASTER DEMAND NOTES are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Banc One Advisers or the Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

   Some of the Funds subject to their investment objective policies and restrictions, may acquire VARIABLE AND FLOATING RATE INSTRUMENTS. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Some of the Funds may purchase EXTENDABLE COMMERCIAL NOTES. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

   A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by Banc One Investment Advisors under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Banc One Investment Advisors or the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market, could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund's assets at a favorable rate of return.

   With respect to the Money Market Funds and the Institutional Money Market Funds, variable or floating rate instruments with stated maturities of more than 397 days may, under the Securities and Exchange Commission's amortized cost rule, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

      (1) Adjustable Rate Government Securities. A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

      (2) Short-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (3) Long-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) Short-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

      (5) Long-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

   As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days notice.

   Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 10% (with respect to the Money Market Funds and Institutional Money Market Funds) or 15% (with respect to all Funds, other than the Money Market Funds and Institutional Money Market Funds, which can purchase such notes) of the Fund's net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid. If not rated, such instruments must be found by Banc One Investment Advisors or the Sub-Advisor, under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

Warrants

   Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely. In some situations, it may be advantageous for a Fund to exercise a warrant to preserve the value of the investment. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not invest in common stock.

When-Issued Securities and Forward Commitments

   Some Funds may purchase securities on a "when-issued" and forward commitment basis. When a Fund agrees to purchase securities on this basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Funds may purchase securities on a when-issued basis when deemed by Banc One Investment Advisors to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Funds generally will not pay for such securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When Banc One Investment Advisors purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. The Fund's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, when a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

   In a forward commitment transaction, the Funds contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Funds are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid high-grade debt obligations in an amount sufficient to meet the purchase price. Alternatively, the Funds may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

   Limitations on the Use of When-Issued Securities and Forward
Commitments. No Fund intends to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of Banc One Investment Advisors to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund's total assets, and a commitment will not exceed 90 days. A Fund may dispose of a when-issued security or forward commitment prior to settlement if Banc One Investment Advisors or the Sub-Advisor deems it appropriate to do so.

Investment Restrictions

   The following investment restrictions are FUNDAMENTAL and may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund. See "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information. Additional investment restrictions may be found in the prospectuses.

FUNDAMENTAL POLICIES

   Each of the Equity Funds (other than the Health Sciences Fund and the Technology Fund) may not:

      1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund's status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

   Each of the Equity Funds (other than the Health Sciences Fund) may not:

      1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and
   (ii) with respect to the Technology Fund, this limitation does not apply to an industry or group of industries in the technology sector. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      2. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the

   Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the U.S. Securities and Exchange Commission.

   The Health Sciences Fund may not:

      1. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to an industry or group of industries in the health sciences sector. Companies in an industry or group of industries in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      2. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending; and
   (iv) make loans to the extent permitted by an exemptive order issued by the Securities and Exchange Commission.

      3. (i) Borrow money except to the extent permitted under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the U.S. Securities and Exchange Commission. The Health Sciences Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

      Under normal conditions, the Health Sciences Fund will invest at least 25% of its total assets in one or more industries in the health sciences sector.

   Each of the Bond Funds may not:

      1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund's status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) with respect to the Mortgage-Backed Securities Fund, mortgage-backed securities; or (ii) with respect to all of the Bond Funds, the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and
   (iv) make loans to the extent permitted by an order issued by the U.S. Securities and Exchange Commission.

   Each of the Fund of Funds may not:

      1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund's status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except for investments in One Group funds, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and
   (iv) make loans to the extent permitted by an order issued by the U.S. Securities and Exchange Commission.

   Each of the Money Market Funds and the Institutional Money Market Funds may not:

      1. Purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

   Each of the Money Market Funds and the Institutional Prime Money Market Fund may not:

      1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Prime Money Market Fund and the Institutional Prime Money Market Fund, (i) this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers' acceptances and repurchase agreements involving such securities; (ii) this limitation does not apply to securities issued by companies in the financial services industry; (iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Prime Money Market Fund, the Institutional Prime Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Ohio Municipal Securities for purposes of the Ohio Municipal Money Market Fund, nor Municipal Securities for purposes of the Prime Money Market Fund, the Institutional Prime Money Market Fund and the Municipal Money Market Fund.

      With respect to the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers' acceptances and repurchase agreements involving such securities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing activities of their parents; and (iii) utilities will divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). With respect to the U.S. Treasury Securities Money Market Fund, this limitation does not apply to U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations. With respect to the U.S. Government Securities Money Market Fund, this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

      2. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and
   (iv) make loans to the extent permitted by an order issued by the U.S. Securities and Exchange Commission.

   The following policy applies to the Michigan Municipal Money Market Fund, the Municipal Money Market Fund, and the Ohio Municipal Money Market Fund.

      Under normal market circumstances, at least 80% of the assets of the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund will be invested in Municipal Securities.

   The Treasury Only Money Market Fund may not:

      1. Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury.

      2. Invest in any securities subject to repurchase agreements.

      3. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury.

      4. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and (iii) make loans to the extent permitted by an order issued by the U.S. Securities and Exchange Commission.

   The U.S. Treasury Securities Money Market Fund may not:

      1. Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

   The Government Money Market Fund may not:

      1. Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

      2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

      3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and
   (iv) make loans to the extent permitted by an order issued by the U.S. Securities and Exchange Commission.

   With respect to the Municipal Bond Funds:

   The Tax-Free Bond Fund, the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund and the Municipal Income Fund may not:

      1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund's status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

   The following policy applies to the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Tax-Free Bond Fund and the Municipal Income Fund.

      Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Municipal Income Fund and the Intermediate Tax-Free Bond Fund:

      Under normal market circumstances, at least 80% of the assets of the Municipal Income Fund and the Intermediate Tax-Free Fund will be invested in Municipal Securities.

   The Arizona Municipal Bond Fund, the West Virginia Municipal Bond, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund, the Kentucky Municipal Bond Fund, and the Michigan Municipal Bond Fund may not:

      1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and
   (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities, Kentucky Municipal Securities, Arizona Municipal Securities, West Virginia Municipal Securities, Louisiana Municipal Securities, and Michigan Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. In addition, with respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, for purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental issued shall not be deemed to be Municipal Securities or Arizona Municipal Securities (for the Arizona Municipal Bond Fund) or West Virginia Securities (for the West Virginia Municipal Bond Fund).

   The following policy applies to the Arizona Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Kentucky Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Kentucky personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Louisiana Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Michigan Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the Ohio Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   The following policy applies to the West Virginia Municipal Bond Fund:

      Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. For purposes of this policy, the Fund's net assets include borrowings by the Fund for investment purposes.

   None of the Municipal Bond Funds may:

      1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the U.S. Securities and Exchange Commission.

   None of the Funds may:

      1. Purchase securities on margin or sell securities short except, in the case of the Municipal Bond Funds, for use of short-term credit necessary for clearance of purchases of portfolio securities.

      2. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

      3. Purchase or sell commodities or commodity contracts (including futures contracts), except that for bona fide hedging and other permissible purposes: (i) the Equity, Bond and International Funds may purchase or sell financial futures contracts and (except for the Treasury & Agency Fund) may purchase call or put options on financial futures contracts, and (ii) the International Equity Index Fund and Diversified International Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on appropriate U.S. exchanges, and may purchase or sell foreign currency on a spot basis.

      4. Except for the Treasury & Agency Fund, purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Securities Money Market, Treasury Only Money Market and Government Money Market Fund in marketable securities of companies engaged in such activities are not hereby precluded).

      5. Invest in any issuer for purposes of exercising control or management.

      6. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

      7. Purchase or sell real estate (however, each Fund except the Money Market Funds may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

      8. Issue senior securities except with respect to any permissible borrowings.

   Each Fund (other than the Health Sciences Fund) may:

      1. Borrow money to the extent permitted under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the U.S. Securities and Exchange Commission. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

   The U.S. Treasury Securities Money Market Fund and the Government Money Market Fund may not:

      1. Buy state, municipal, or private activity bonds.

NON-FUNDAMENTAL POLICIES

   The following investment restrictions are NON-FUNDAMENTAL except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

   The following policy applies to the Money Market Funds and the Institutional Money Market Funds:

      For purposes of the Fund's diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

   The following policy applies to the Equity Index Fund:

      The Fund may not invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

   The Technology Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund, and the West Virginia Municipal Bond Fund will not:

      1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund's total assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

   No Fund may:

      1. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund's net assets (10% of net assets for a Fund that is a Money Market Fund or an Institutional Money Market Fund). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. (This restriction is fundamental with respect to the Ohio Municipal Money Market Fund.)

   The foregoing percentages apply at the time of purchase of a security. Banc One Investment Advisors or the Sub-Advisor shall report to the Board of Trustees promptly if any of a Fund's investments are no longer determined to be liquid or if the market value of Fund assets has changed if such determination or change causes a Fund to hold more than 15% (10% in the case of a Fund that is a Money Market Fund or an Institutional Money Market
Fund) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless Banc One Investment Advisors or the applicable Sub-Advisor is able to dispose of illiquid assets without loss in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% (or 10% in the case of a Fund that is a Money Market Fund) of its net assets.

   No Fund may:

      1. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, other than the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund.

   Additionally, although not a matter controlled by their fundamental investment restrictions, so long as their shares are registered under the securities laws of the State of Texas, the Prime Money Market Fund and the Ohio Municipal Money Market Fund will: (i) limit their investments in other investment companies to no more than 10% of each Fund's total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of
Section 123.3 of the Texas State Statute, not to exceed .25% in 12b-1 and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

   The Intermediate Tax-Free Bond Fund will not invest more than 25% of its assets in municipal securities that are related in such a way that a political, economic or business development affecting one security will also affect other municipal securities.

   The Health Sciences Fund may not purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving such securities) if as a result more than 25% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 50% of the Fund's assets. With respect to the remaining 50% of its total assets, the Health Sciences Fund may not purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

Temporary Defensive Positions

   To respond to unusual market conditions, the Funds may invest their assets in cash or CASH EQUIVALENTS (see below) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund's prospectus. Cash Equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Portfolio Turnover

   The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnovers with respect to all of the Money Market Funds were zero for the period from the commencement of their respective operations to June 30, 2002 and are expected to remain zero.

   The portfolio turnover rates of the Funds for the fiscal years ended June 30, 2001 and 2002 were as follows:

                   ONE GROUP MUTUAL FUNDS PORTFOLIO TURNOVER

                                               Fiscal Year Ended
                                                  June 30,
                                               ----------------
                  Fund                          2002     2001
                  ----                         ------   ------
                  Equity Income...............  17.03%   13.44%
                  Mid Cap Value............... 101.29%  127.06%
                  Mid Cap Growth..............  83.02%  127.02%
                  Equity Index................   6.68%    9.72%
                  Large Cap Value............. 125.65%  127.66%
                  Balanced....................  24.92%   37.61%
                  International Equity Index..  13.60%    6.75%
                  Large Cap Growth............  69.07%   73.36%
                  Short-Term Bond.............  49.58%   46.42%
                  Intermediate Tax-Free Bond..  65.46%   96.03%
                  Municipal Income............  93.62%   65.31%
                  Ohio Municipal Bond.........  20.90%   15.67%
                  Government Bond.............  23.51%   12.63%
                  Ultra Short-Term Bond.......  38.72%   37.62%
                  Kentucky Municipal Bond.....  15.24%   16.70%
                  Arizona Municipal Bond......  12.38%   17.30%
                  W. Virginia Municipal Bond..  12.03%    7.91%
                  Louisiana Municipal Bond....  22.19%   11.08%
                  Diversified Equity..........  14.29%   21.92%
                  Small Cap Growth............ 119.33%  157.71%
                  Investor Growth.............  29.37%    7.43%
                  Investor Growth & Income....  24.96%    6.15%
                  Investor Conservative Growth   9.21%    7.82%
                  Investor Balanced...........  20.23%    7.13%
                  High Yield Bond.............  34.02%   29.98%
                  Treasury & Agency...........  41.45%   48.21%
                  Small Cap Value.............  39.91%   74.81%
                  Diversified Mid Cap.........  37.08%   59.45%
                  Diversified International... 266.10%   29.92%
                  Market Expansion Index......  73.63%   36.68%
                  Bond........................  31.88%   20.58%
                  Income Bond.................  22.96%   18.18%
                  Intermediate Bond...........  33.02%   22.58%
                  Short-Term Municipal Bond...  94.19%   89.29%
                  Tax-Free Bond...............  10.70%   33.81%
                  Michigan Municipal Bond.....   7.96%   17.30%
                  Technology..................  33.74%   76.53%
                  Mortgage-Backed Securities..  29.77%   12.71%
                  Health Sciences.............  67.68%    2.34%

   Some of the Funds listed above had portfolio turnover rates in excess of 100%. This means that these Funds sold and replaced over 100% of their investments. The high portfolio turnover rates for these Funds resulted from the dramatic changes in the equity markets and increased volatility. The international stock markets were unusually volatile due to the September 11th terrorist attacks and an on-again-off-again global economic recovery. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to Shareholders. To the extent portfolio turnover results in short- term capital gains, such gains will generally be taxed at ordinary income tax rates. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making portfolio decisions.

                                TAX INFORMATION

Additional Tax Information Concerning all Funds

   Each Fund is treated as a separate entity for federal income tax purposes and is not combined with One Group's other funds. Each Fund intends to meet the requirements necessary to qualify each year as a "regulated investment company" under Subchapter M of the Code. If the Funds so qualify, they will pay no federal income tax on the earnings they distribute to shareholders and they will eliminate or reduce to a nominal amount the federal income taxes to which they may be subject.

   In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies (to the extent such currency gains are directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to stock or securities) or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least 90% of the sum of (a) its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) its net tax-exempt interest. Each Fund of the Trust intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

   If a Fund failed to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

   Generally, regulated investment companies that do not distribute in each calendar year an amount at least equal to the sum of (i) 98% of their "ordinary income" (as defined) for the calendar year, (ii) 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year (or later if the company is permitted to elect and so elects), and (iii) any undistributed amounts from the previous year, are subject to a non-deductible excise tax equal to 4% of the underdistributed amounts. For purposes of the excise tax, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A dividend paid to Shareholders in January generally is deemed to have been paid on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November, or December of the preceding year. Each Fund of the Trust intends to make sufficient distributions to avoid liability for the excise tax.

   Shareholders of the Funds will generally be subject to federal income tax on distributions received from the Funds. Dividends that are attributable to a Fund's taxable net investment income and net short-term gains will be taxed to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess, if any, of net long-term capital gains over net short-term capital losses) that are designated by a Fund as capital gain dividends will generally be taxable to a Shareholder receiving such distributions as long-term capital gain regardless of how long the Shareholder has held its shares. Distributions in excess of a Fund's current and accumulated "earnings and profits" will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder's basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder's basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

   The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months (generally taxed at a 20% tax rate for non-corporate shareholders), and otherwise as short-term capital gain or loss. For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than five years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

   If a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders including the Funds of Funds. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

   Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs, and CATS), as defined in the Funds' Prospectuses, are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when Banc One Investment Advisors would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

   The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003,
(iii) 29% for amounts paid during 2004 and 2005, and (iv) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

   The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the backup withholding and withholding tax rules described above. The new regulations are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

   The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund of the Trust. Further tax information regarding the Municipal Funds and the International Funds is included in following sections of this Statement of Additional Information. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes.

   The foregoing discussion and the discussion below regarding the Municipal Funds, the International Funds and the Funds of Funds are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning the Municipal Funds

   A Fund will be qualified to pay exempt-interest dividends to its Shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax.

   The policy of each Municipal Fund is to distribute each year as exempt-interest dividends substantially all the Fund's net exempt-interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Municipal Fund and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of the Fund's taxable year, which does not exceed, in the aggregate, the net interest income from Municipal Securities and other securities the interest on which is exempt from the regular federal income tax received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from a Municipal Fund during such year, regardless of the period for which the Shares were held.

   Exempt-interest dividends may generally be treated by a Municipal Fund's Shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code. However, each Shareholder of a Municipal Fund is advised to consult his or her tax advisor with respect to whether such Shareholder may be treated as a "Substantial User" or a "Related Person" to such user under Section 147(a) of the Code with respect to facilities financed through any of the tax-exempt obligations held by the Fund. "Substantial User" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a)(i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or (ii) who occupies more than 5% of the usable area of the facility or (b) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.

   "Related Persons" includes certain related natural persons, affiliated corporations, partners and partnerships.

   Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be taken into account in determining alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and the federal alternative minimum tax applicable to corporations. In the case of corporations, all tax-exempt interest dividends will be taken into account in determining adjusted current earnings for the purpose of computing the federal alternative minimum tax imposed on corporations.

   Current federal law limits the types and volume of bonds qualifying for Federal income tax exemption of interest, which may have an effect on the ability of the Funds to purchase sufficient amounts of tax exempt securities to satisfy the Code's requirements for the payment of "exempt-interest" dividends.

   All or a portion of interest on indebtedness incurred or continued by a Shareholder to purchase or carry Fund shares may not be deductible by the Shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of net capital gain) paid to the Shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   Each Municipal Fund may at times purchase Municipal Securities (or other securities the interest on which is exempt from the regular federal income tax) at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of the market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.

   Each Municipal Fund may acquire rights regarding specified portfolio securities under puts. See "Futures and Options Trading." The policy of each Municipal Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Funds could acquire under the 1940 Act. Therefore, although a Municipal Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Fund.

   Following is a brief discussion of treatment of exempt-interest dividends by certain states.

   Arizona Taxes. Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the state of Arizona and its political subdivisions ("LOCAL OBLIGATIONS"). However, interest from Local Obligations may be includable in Federal gross income.

   Kentucky Taxes. Fund shares are currently exempt from the Kentucky tax on intangible property. The Kentucky Supreme Court held that corporate shares are not subject to the Kentucky intangible property tax because of an exemption for shares of certain corporations with in-state activities which the Court held to violate the Commerce Clause of the U.S. Constitution. The Kentucky Revenue Cabinet has announced that, in light of the ruling, it will not, as a matter of policy, require that the Kentucky intangible property tax be paid on any portion of the value of shares of any mutual fund. Previously the Cabinet had required owners of shares of mutual funds to pay tax on the portion of their share value representing underlying fund assets not exempt from the tax. The Cabinet could change this policy in the future. The Kentucky General Assembly could re-enact the intangible tax on corporate shares and other similar securities without the exemption found objectionable by the Court. There is no assurance that the Fund shares will remain free from the Kentucky intangible property tax.

   Louisiana Taxes. Interest generated by shares of the Louisiana Municipal Bond Fund in the hands of Louisiana residents is not included in the definition of "tax table" income under Louisiana law. In general, however, other distributions are subject to Louisiana income tax. All income from fund shares retains its character in the hands of an individual taxpayer. Neither the state nor the localities may impose property tax on fund shares.

   Michigan Taxes. Distributions received from the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt Michigan Municipal Securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder's business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt Michigan Municipal Securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

   Ohio Taxes. Dividends from the Ohio Municipal Money Market Fund and the Ohio Municipal Bond Fund representing interest on obligations held by those Funds which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or a subdivision or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio

Obligations"), which interest is exempt from federal income tax when received by a shareholder, is also exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income computation.

   Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

   This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Fund and the Ohio Municipal Bond Fund will continue to qualify as regulated investment companies under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

   West Virginia Taxes. Shareholders may reduce their West Virginia adjusted gross income ("AGI") for that portion of the interest or dividends they receive which represents interest or dividends of the Fund on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia personal income tax by Federal or West Virginia law. Shareholders may also reduce their West Virginia AGI for that portion of interest or dividends received from the Fund derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities of the United States.

   However, shareholders cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any Federal law exemption, such as that accorded "exempt-interest dividends;" and they must increase their West Virginia AGI by the amount of such interest or dividend income. Also, a shareholder must increase his or her West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder's Federal AGI.

   The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of Shares of a Tax-Advantaged Fund. Additional tax information concerning all Funds of the Trust is contained in the immediately preceding section of this Statement of Additional Information. No attempt is made to present a complete explanation of the state income tax treatment of each Tax-Advantaged Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Tax-Advantaged Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Additional Tax Information Concerning The International Funds

   Transactions of the International Funds in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the Shareholders as such when it is distributed to them.

   Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) may (under regulations to be issued) constitute qualifying income for purposes of the 90% test only to the extent that they are directly related to the trust's business of investing in stock or securities.

   Investment by the International Funds in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on proceeds from the sale of its investment in such a company or other distributions from such a company, which tax cannot be eliminated by making distributions to Shareholders of the International Funds. If the International Funds elect to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the International Funds do not expect to make such an election. Rather, the Funds intend to avoid such tax or other charge by making an election to mark gains (and to a limited extent, losses) from such investments to market annually.

   The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Tax Credit

   If more than 50% of an International Fund's total assets at year end consist of the debt and equity securities of foreign corporations, the Fund may elect to permit its Shareholders who are U.S. citizens to claim a foreign tax credit or deduction on their U.S. income tax returns for their pro rata share of foreign taxes paid by the Fund. In that case, Shareholders will be required to include in gross income their pro rata share of foreign taxes paid by the Fund. Each Shareholder may then claim a foreign tax credit or a tax deduction that would offset some or all of the increased tax liability. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the income to an International Fund flows through to the Fund's Shareholders. In addition, no credit will be allowed for foreign taxes paid in respect of any dividend on stock paid or accrued after September 4, 1997 unless the stock was held (without protection from risk of loss) for at least 16 days during the 30-day period beginning 15 days before the ex-dividend date. For certain preferred stock the holding period is 46 days during the 90-day period beginning 45 days before the ex-dividend date. This means that (i) Shareholders not satisfying this holding period requirement may not claim foreign tax credits in respect of their shares, and (ii) the Fund may not "flow through" tax credits to Shareholders in respect of dividends on stock that the Fund has not held for the requisite period. If the Fund makes this election with respect to foreign tax credits it will notify Shareholders of their proportionate share of foreign taxes paid, the portion of the distribution that represents foreign source income, and any amount of such foreign taxes paid which are not creditable because the Fund did not meet the holding period requirement. Gains to the International Funds from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. With limited exceptions, the foreign tax credit is allowed to offset only up to 90% of the federal alternative minimum tax imposed on corporations and individuals. Because of these limitations, Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by an International Fund.

   The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisors.

Additional Tax Information Concerning The Funds of Funds

   A Fund of Funds will not be able to offset gains realized by one Fund in which such Fund of Funds invests against losses realized by another Fund in which such Fund of Funds invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

   Depending on a Fund of Fund's percentage ownership in an underlying Fund, both before and after a redemption, a redemption of shares of an underlying Fund by a Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

   Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by a Fund in which such Fund of Funds invests (see "Additional Tax Information Concerning the International Funds"), the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders.

   The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

                                   VALUATION

Valuation of the Money Market Funds and Institutional Money Market Funds

   The Money Market Funds and Institutional Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

   The Money Market Funds and the Institutional Money Market Funds will be valued periodically (normally weekly) to determine the extent of deviation, if any, of the current NAV per share of the Funds using market values of the Funds' securities from the Funds' $1.00 amortized cost NAV. In determining the market value of any security, actual quotations or estimates of market value by any approved pricing service may be used. If quotations are not available and the pricing service is unable to provide an estimated market value, then securities may be valued at their fair value as determined in good faith under procedures approved by the Trust's Board of Trustees.

   In the event that the market value deviation exceeds one half of one percent, the Board of Trustees shall consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost NAV may result in material dilution or other unfair results to new or existing shareholders, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, declaring additional dividends, reducing the number of a Fund's outstanding shares without monetary consideration, or utilizing an NAV determined by using available market quotations.

Valuation of the Equity Funds, the Bond Funds and the Municipal Bond Funds

   Domestic equity securities (including options, futures, and options on futures) traded in the over-the-counter market or on a primary exchange are valued at the latest available quoted sale price as of the closing of the primary exchange, typically 4:00 pm Eastern Time ("ET"). If no sale occurred on the valuation date, the securities are valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange, typically 4:00 pm ET. Securities for which quotations are either (1) not readily available, or (2) determined by Banc One Investment Advisors or the Sub-Advisor to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available quotations. Securities traded on more than one exchange will be valued at the last sale price on the principal exchange if available, and if such price is not available, will be valued at the last price on the secondary exchange. The NASD National Market System is considered an exchange.

   Fixed income securities are valued at the latest quoted sale price available at 4:00 pm ET. If no sale occurred on the valuation date, the securities are valued at the mean of the latest bid and ask quotations available at 4:00 pm ET. Securities for which there is no current trade activity and no bid/ask quotations are valued by an approved independent pricing service based on their proprietary calculation models. Securities with less than 61 days to maturity are valued at amortized cost. Amortized cost is not used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer.

   Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or (3) determined by Banc One Investment Advisors or the Sub-Advisor to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees.

   Except as noted below, foreign securities are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations. This value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation as of the close of the London Stock Exchange.

   U.K. securities, depending on which principal market the security trades, will be valued using the last available sale price or the latest mid-market price. Canadian securities, which are traded both in Canada and the United States, are valued at the latest available sale price or absent such a price, the mean of the latest bid/ask quotations on the exchange in which the security was purchased. Securities traded in South America and Central America shall be valued at their latest sale price as of 4:00 pm ET. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations as of 4:00 pm ET.

   Fair Value Procedures. In certain situations, a Fund's securities may be valued by another method that the Funds believe accurately reflects fair value in accordance with procedures approved by the Board. Fair value situations could include, but are not limited to, the following: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting the issuer's operations or earnings announcements); (2) extremely illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities, (4) securities that may be defaulted or de-listed from an exchange and are no longer trading, or (5) any other circumstances in which Banc One Investment Advisors or the Sub-Advisor believes that market quotations are not readily available.

ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE

   The net asset value of each Fund is determined and its Class I, Class A, Class B, Class C, Class S, Service Class and Administrative Class Shares are priced as of the times specified in each Fund's Prospectus. The net asset value per share of each Fund's Class I, Class A, Class B, Class C, Class S, Service Class and Administrative Class Shares is calculated by determining the value of the respective Class's proportional interest in the securities and other assets of the Fund, less (i) such Class's proportional share of general liabilities and (ii) the liabilities allocable only to such Class, and dividing such amount by the number of Shares of the Class outstanding. The net asset value of a Fund's Class I, Class A, Class B, Class C, Class S, Service Class and Administrative Class Shares may differ from each other due to the expense of the Distribution and Shareholders Services Plan fee applicable to a Fund's Class A, Class B, Class C, Class S, Service Class and Administrative Class Shares.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

   All of the classes of Shares in each Fund are sold on a continuous basis by One Group Dealer Services, Inc. (the "DISTRIBUTOR"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

   Class I Shares in a Fund may be purchased, through procedures established by the Distributor, by institutional investors, including affiliates of Bank One Corporation and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

   Class A, Class B and Class C Shares may be purchased by any investor that does not meet the purchase eligibility criteria, described above, with respect to Class I Shares. In addition to purchasing Class A, Class B and Class C Shares directly from the Distributor, an investor may purchase Class A, Class B and Class C Shares through a financial institution, such as a bank or insurance company (each a "SHAREHOLDER SERVICING AGENT") that has established a Shareholder servicing agreement with the Distributor, or through a broker-dealer that has established a dealer agreement with the Distributor. Questions concerning the eligibility requirements for each class of the Trust's Shares may be directed to the Distributor at 1-800-480-4111. As disclosed in the prospectuses, sales loads for Trustees and other affiliates of the Funds are waived due to their familiarity with the Funds.

   Class S and Administrative Class Shares are available only in the Institutional Money Market Funds. Such shares may be purchased by institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity (including affiliates of Bank One Corporation). Class S and Administrative Class Shares are designed for clients requiring additional services, such as reports and other information related to maintenance of shareholders accounts.

   Service Class Shares are available only in the Money Market Funds. This class of shares is available to broker-dealers, other financial intermediaries, banks and other depository institutions requiring special administrative and accounting services (e.g., sweep processing).

Exchanges

   The exchange privileges described in the Prospectuses may be exercised only in those states where the Shares of the Fund or such other Fund may be legally sold.

Purchases-in-Kind

   Generally, all purchases must be made in cash. However, if a shareholder purchases shares worth $1,000,000 or more, the Funds reserve the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Funds' Board of Trustees. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.

Redemptions

   The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when:

    (a)trading on the New York Stock Exchange (the "EXCHANGE") is broadly restricted by the applicable rules and regulations of the Securities and Exchange Commission,

    (b)the Exchange is closed for other than customary weekend and holiday closing,

    (c)the SEC has by order permitted such suspension, or

    (d)the SEC has declared a market emergency.

                            MANAGEMENT OF THE TRUST

Management Information

   The following table provides information concerning each Trustee and officer of the Trust.

                                                                                                      Number of
                                                                                                    Portfolios in     Other
                       Positions held                                        Principal              Fund Complex  Directorships
                          with the     Term of Office/Length of            Occupation(s)             Overseen by   Held by the
Name, Address, and Age     Trust             Time Served                During Past 5 Years            Trustee       Trustee
---------------------- -------------- -------------------------- ---------------------------------- ------------- -------------
Peter C. Marshall         Trustee,    Indefinite/5/16/94-present From March 2002 until present,          57          None
 1111 Polaris Parkway     Chairman                               self-employed as a business
 Suite B2                                                        consultant. From March 2000
 Columbus, OH 43240                                              through February 2002, Senior
 Age: 59                                                         Vice President, W.D. Hoard, Inc.
                                                                 (corporate parent of DCI
                                                                 Marketing, Inc.). From November
                                                                 1993 to March 2000, President
                                                                 DCI Marketing, Inc.

Charles I. Post           Trustee     Term expires               Since July 1986, self-employed as       57          None
 1111 Polaris Parkway                 on March 31, 2003/         a business consultant.
 Suite B2                             5/16/94-present
 Columbus, OH 43240
 Age: 74

Frederick W. Ruebeck      Trustee     Indefinite/5/16/94-present Since April 2000, advisor Jerome        57          None
 1111 Polaris Parkway                                            P. Green & Associates, LLP (a
 Suite B2                                                        broker-dealer). From January
 Columbus, OH 43240                                              2000 to April 2000, self-
 Age: 63                                                         employed as a consultant. From
                                                                 June 1988 to December 1999,
                                                                 Director of Investments, Eli Lilly
                                                                 and Company.

Robert A. Oden            Trustee     Indefinite/6/25/97-present From July 1, 2002 to present,           57          None
 1111 Polaris Parkway                                            President, Carleton College. From
 Suite B2                                                        1995 to July 1, 2002, President,
 Columbus, OH 43240                                              Kenyon College.
 Age: 56

John F. Finn              Trustee     Indefinite/5/21/98-present Since 1975, President of Gardner,       57          Cardinal
 1111 Polaris Parkway                                            Inc. (wholesale distributor to                      Health,
 Suite B2                                                        outdoor power equipment                             Inc.
 Columbus, OH 43240                                              industry)                                           (CAH)
 Age: 54

Marilyn McCoy             Trustee     Indefinite/4/28/99-present Since 1985, Vice President of           57          None
 1111 Polaris Parkway                                            Administration and Planning,
 Suite B2                                                        Northwestern University.
 Columbus, OH 43240
 Age: 54

Julius L. Pallone         Trustee     Term expires on June 30,   Since 1994, President, J.L.             57          None
 1111 Polaris Parkway                 2005/ 4/28/99-present      Pallone Associates (insurance
 Suite B2                                                        consultant)
 Columbus, OH 43240
 Age: 72

Donald L. Tuttle          Trustee     Indefinite/4/28/99-present Since 1995, Vice President,             57          None
 1111 Polaris Parkway                                            Association for Investment
 Suite B2                                                        Management and Research.
 Columbus, OH 43240
 Age: 68

                                                                                                     Number of
                                                                                                   Portfolios in     Other
                       Positions held                                                              Fund Complex  Directorships
                          with the     Term of Office/Length of       Principal Occupation(s)       Overseen by   Held by the
Name, Address, and Age     Trust             Time Served                During Past 5 Years           Trustee       Trustee
---------------------- -------------- -------------------------- --------------------------------- ------------- -------------
Mark A. Beeson         President      Indefinite/1/1/00-present  From November 2001 until               N/A           N/A
 1111 Polaris Parkway                                            present, Chief Financial Officer
 Suite B2                                                        of Banc One Investment
 Columbus, OH 43240                                              Management Group and Senior
 Age: 44                                                         Managing Director of Banc One
                                                                 Investment Advisors Corporation.
                                                                 From October 1999 to present,
                                                                 Chief Executive Officer and
                                                                 President, One Group
                                                                 Administrative Services, Inc. and
                                                                 Chief Executive Officer and
                                                                 President, One Group Dealer
                                                                 Services, Inc. From August 1994
                                                                 to October 1999, Senior
                                                                 Managing Director, Banc One
                                                                 Investment Advisors Corporation.

Robert L. Young        Vice President Indefinite/1/1/00-present  From November 2001 until               N/A           N/A
 1111 Polaris Parkway  and Treasurer                             present, Senior Managing
 Suite B2                                                        Director and Chief Operating
 Columbus, OH 43240                                              Officer of One Group Mutual
 Age: 39                                                         Funds for Banc One Investment
                                                                 Management Group. From
                                                                 October 1999 to present, Vice
                                                                 President and Treasurer, One
                                                                 Group Administrative Services,
                                                                 Inc., and Vice President and
                                                                 Treasurer, One Group Dealer
                                                                 Services, Inc. From December
                                                                 1996 to October 1999, Managing
                                                                 Director of Mutual Fund
                                                                 Administration, Banc One
                                                                 Investment Advisors Corporation.

Beverly J. Langley     Vice President Indefinite 8/15/02-present From June 1992 to present,             N/A           N/A
 1111 Polaris Parkway                                            Senior Compliance Director of
 Suite B2                                                        Banc One Investment Advisors
 Columbus, OH 43240                                              Corporation.
 Age 46

Michael V. Wible       Secretary      Indefinite/1/1/00-present  From January 2000 to present,          N/A           N/A
 1111 Polaris Parkway                                            First Vice President and Counsel,
 Suite B2                                                        Bank One Corporation;
 Columbus, OH 43240                                              September 1994 to January 2000,
 Age: 40                                                         Counsel to Bank One
                                                                 Corporation.

Gary R. Young          Assistant      Indefinite/1/1/00-present  From October 1999 to present,          N/A           N/A
 1111 Polaris Parkway  Treasurer and                             Director, Mutual Fund Financial
 Suite B2              Assistant                                 Administration, One Group
 Columbus, OH 43240    Secretary                                 Administrative Services, Inc.
 Age: 33                                                         From December 1998 to October
                                                                 1999, Director, Mutual Fund
                                                                 Financial Administration, Banc
                                                                 One Investment Advisors
                                                                 Corporation. From January 1995
                                                                 to December 1998, Vice
                                                                 President and Manager of Mutual
                                                                 Fund Accounting, Custody and
                                                                 Financial Administration, First
                                                                 Chicago NBD Corporation.

                                                                                                           Number of
                                                                                                         Portfolios in
                            Positions held                                                               Fund Complex
                               with the     Term of Office/Length of        Principal Occupation(s)       Overseen by
Name, Address, and Age          Trust             Time Served                 During Past 5 Years           Trustee
----------------------      -------------- --------------------------- --------------------------------- -------------

Jessica K. Ditullio           Assistant    Indefinite/1/1/00-present   From January 2000 to present,          N/A
 1111 Polaris Parkway         Secretary                                First Vice President and Counsel,
 Suite B2                                                              Bank One Corporation; August
 Columbus, OH 43240                                                    1990 to January 2000, Counsel,
 Age: 40                                                               Bank One Corporation.

Nancy E. Fields               Assistant    Indefinite/1/1/00-present   From October 1999 to present,          N/A
 1111 Polaris Parkway         Secretary                                Director, Mutual Fund
 Suite B2                                                              Administration, One Group
 Columbus, OH 43240                                                    Administrative Services, Inc. and
 Age: 53                                                               Senior Project Manager, Mutual
                                                                       Funds, One Group Dealer
                                                                       Services, Inc. From July 1999 to
                                                                       October 1999, Project Manager,
                                                                       One Group, Banc One
                                                                       Investment Advisors
                                                                       Corporation. From January 1998
                                                                       to July 1999, Vice President,
                                                                       Ohio Bankers Association. From
                                                                       July 1990 through December
                                                                       1997, Vice President, Client
                                                                       Services, BISYS Fund Services,
                                                                       Inc.

Alaina V. Metz                Assistant    Indefinite/11/95 to present From June 1995, to present, Vice       N/A
 BISYS Fund Services, Inc.    Secretary                                President, BISYS Fund Service
 3435 Stelzer Road                                                     Inc.
 Columbus, Ohio 93219
 Age: 35

                                Other
                            Directorships
                             Held by the
Name, Address, and Age         Trustee
----------------------      -------------

Jessica K. Ditullio              N/A
 1111 Polaris Parkway
 Suite B2
 Columbus, OH 43240
 Age: 40

Nancy E. Fields                  N/A
 1111 Polaris Parkway
 Suite B2
 Columbus, OH 43240
 Age: 53













Alaina V. Metz                   N/A
 BISYS Fund Services, Inc.
 3435 Stelzer Road
 Columbus, Ohio 93219
 Age: 35

   Banc One Investment Advisors, the investment adviser to the Trust, is an "affiliated person" of the Trust within the meaning of that term under the 1940 Act. Certain individuals, who are also officers of the Trust and who oversee 57 Portfolios in the Fund Complex, hold or have held positions with Banc One Investment Advisors as follows: Mark A. Beeson served as Senior Managing Director from August 1994 to October 1999 and from November 2001 until present; Robert L. Young served as Managing Director of Mutual Fund Administration from December 1996 to October 1999; Gary R. Young served as Director of Mutual Fund Financial Administration from December 1998 to October 1999; Nancy E. Fields served as Project Manager, One Group, from July 1999 to October 1999; and Beverly J. Langley has served as Senior Compliance Director since June 1992.

Board of Trustees

   Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust who were elected by the Shareholders of the Trust. The eight Trustees of the Trust are responsible for making major decisions about each Portfolio's investment objectives and policies, but delegate the day-to-day administration of the Portfolios to the officers of the Trust.

   Standing Committees of the Board. There are two standing committees of the Board of Trustees. The Audit Committee is comprised of all eight members of the Board of Trustees. The purposes of the Audit Committee are: (a) to oversee the Trust's accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of the Trusts' financial statements and the independent auditor therefor; and (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees. The Audit Committee met twice during the past fiscal year. The Nominations Committee identifies candidates to fill vacancies on the Board of Trustees. Peter C. Marshall and Frederick W. Ruebeck are members of the Nominations Committee. The Nominations Committee did not meet during the past fiscal year. The Nominations Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Nominations Committee in care of One Group Mutual Funds.

   Disinterested Trustee Positions. During 2000 and 2001, each of the Trustees was also a trustee for One Group Investment Trust, which has 9 portfolios. In addition, prior to December 31, 2000, John Finn served as an Advisory Director of Bank One, NA, an affiliate of Banc One Investment Advisors. Mr. Finn's service terminated as of December 31, 2000.

   Ownership of Securities.   As of December 31, 2001, each of the Trustees
beneficially owned shares of certain Funds of the Trust, either directly or through participation in the Fund Complex's (which includes One Group Investment Trust), Deferred Compensation Plans:

   The amount of such beneficial interest in each Fund and in the aggregate is shown in the following table:

                                                                                 Aggregate Dollar Range of
                                                                            Equity Securities in All Registered
                                     Dollar Range of Equity                    Investment Companies overseen
                                    Securities in the Funds                        by the Trustee in the
Name of Trustee                           listed below                            Family of Mutual Funds
---------------      -----------------------------------------------------  -----------------------------------
Peter C. Marshall... Investor Growth Fund           (greater than)$100,000*       (greater than)$100,000*
                     Mid Cap Growth Fund                $10,001-$50,000
                     Ultra Short-Term Bond Fund           $1-$10,000
                     Diversified Equity Fund            $10,001-$50,000
                     Investor Growth Fund               $10,001-$50,000
                     Diversified Mid Cap Fund          $50,001-$100,000
                     Diversified International Fund     $10,001-$50,000

Charles I. Post..... Prime Money Market Fund           $50,001-$100,000              $50,001-$100,000

Frederick W. Ruebeck High Yield Bond Fund              $50,001-$100,000              $50,001-$100,000

Robert A. Oden...... Large Cap Growth Fund              $10,001-$50,000              $50,001-$100,000
                     Equity Index Fund                  $10,001-$50,000
                     Bond Fund                          $10,001-$50,000

John F. Finn........ Diversified Mid Cap Fund           $10,001-$50,000           (greater than)$100,000*
                     Small Cap Value Fund               $10,001-$50,000
                     Small Cap Growth Fund             $50,001-$100,000
                     Small Cap Value Fund              $50,001-$100,000
                     Mid Cap Value Fund                $50,001-$100,000
                     Large Cap Value Fund              $50,001-$100,000

Marilyn McCoy....... Small Cap Growth Fund             $50,001-$100,000           (greater than)$100,000*
                     Small Cap Value Fund              $50,001-$100,000
                     Mid Cap Growth Fund            (greater than)$100,000*
                     Mid Cap Value Fund                 $10,001-$50,000
                     Large Cap Value Fund              $50,001-$100,000

Julius L. Pallone... Mid Cap Value Fund                 $10,001-$50,000           (greater than)$100,000*
                     Mid Cap Growth Fund                $10,001-$50,000
                     Municipal Money Market Fund          $1-$10,000
                     Small Cap Growth Fund              $10,001-$50,000
                     Small Cap Value Fund               $10,001-$50,000
                     Mid Cap Growth Fund               $50,001-$100,000
                     Diversified Mid Cap Fund       (greater than)$100,000*
                     Large Cap Growth Fund             $50,001-$100,000
                     Diversified International Fund     $10,001-$50,000

Donald L. Tuttle.... Small Cap Value Fund              $50,001-$100,000           (greater than)$100,000*
                     Diversified Mid Cap Fund           $10,001-$50,000
                     Diversified International Fund    $50,001-$100,000

--------
* means greater than.

   Prior to December 31, 2000, John Finn had a beneficial interest in common stock in Bank One Corporation, the indirect parent of Banc One Investment Advisors, through a deferred compensation plan. During the two year period ended December 31, 2001, the highest quarter end value of the stock was $279,245. Mr. Finn's interest in all Bank One Corporation securities terminated as of December 29, 2000.

   Offices with Companies That Have Certain Trustees or Directors. During 2000 and 2001, Frederick W. Ruebeck, a trustee of the Trust, served as a Trustee and an Investment Officer for Wabash College and Joseph D. Barnette, Jr. served as a trustee of that college. Mr. Barnette was CEO of Bank One, Indiana, N.A. until his retirement.

Sub-Investment Advisory Agreements

   Approval of Investment Advisory Agreement. The investment advisory agreement with Banc One Investment Advisors was formally considered by the Board of Trustees at meetings held in May and August of 2002, which included detailed discussions held outside the presence of fund management and Banc One Investment Advisors. In conducting its review, the Board of Trustees, all of whom are independent trustees for purposes of the Investment Company Act of 1940, were advised by independent legal counsel. The Board's review addressed a variety of factors including: (1) the nature, quality and extent of services provided, including investment and shareholder service performance; (2) the competitiveness of the Funds' fees, costs and expense ratios with those of comparable products, (3) possible economies of scale; (4) the profitability of Banc One Investment Advisors as compared to profitability of other advisers in the industry; and (5) other costs and benefits to Banc One Investment Advisors and its affiliates arising from the relationship with the Funds. In analyzing these factors, the Board reviewed and considered highly detailed expense and performance comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses and performance of each Fund to a broad or general universe of funds and to a "peer group" of funds. The Board further reviewed staffing information including continuity and turnover, investment management processes, conflicts of interest, and brokerage practices, and time spent on the Funds as compared to Banc One Investment Advisors' other accounts. The Board also considered initiatives to improve service quality, including Banc One Investment Advisors' plans to enhance its research staff. In connection with the Board's analysis, Banc One Investment Advisors also provided information on employee compensation and performance-based bonuses for portfolio management staff.

   As disclosed elsewhere in this Statement of Additional Information, Banc One Investment Advisors has soft dollar arrangements by which brokers provide research to Banc One Investment Advisors in return for allocating brokerage to such brokers. The Board also considered the costs and benefits to affiliates of Banc One Investment Advisors such as costs and benefits associated with the assumption of duties as administrator to the Trust by One Group Administrative Services, Inc. Also considered was the business reputation and financial resources of Banc One Investment Advisors and its ultimate corporate parent, Bank One Corporation.

   In addition to the information described above, the Board also evaluated the services provided by Banc One High Yield Partners, LLC to the High Yield Bond Fund and the Income Bond Fund in connection with the Sub-Investment Advisory Agreements between Banc One Investment Advisors and Banc One High Yield Partners, LLC. Banc One High Yield Partners, LLC was formed as a limited liability company under an agreement between Banc One Investment Advisors and Pacholder Associates, Inc. ("Pacholder"). Under the Agreement, Pacholder is responsible for providing portfolio management services on behalf of Banc One High Yield Partners. In evaluating the Sub-Investment Advisory Agreements, the Board considered the experience, research methodology and portfolio management staffing provided by Pacholder in managing high yield assets. The Board also considered the performance in the context of other large high yield bond funds. Additionally, the Board considered the process by which Banc One Investment Advisors oversees the activities of Banc One High Yield Partners under the Sub-Investment Advisory Agreements.

   Based on its review, the Board of Trustees approved the Investment Advisory Agreement and Sub-Investment Advisory Agreements and determined the compensation payable under such agreements to be fair and reasonable in light of the services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

   The Trustees of the Portfolios receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Trust for the fiscal year ended June 30, 2002.

                              COMPENSATION TABLE

                                                        Pension or        Estimated       Total
                                 Aggregate          Retirement Benefits    Annual     Compensation
                                Compensation        Accrued as Part of  Benefits Upon From the Fund
Name of Person, Position From the Portfolios(1),(2) Portfolio Expenses   Retirement    Complex(3)
------------------------ -------------------------- ------------------- ------------- -------------
 Peter C. Marshall,.....          $127,956(4)               NA               NA         $130,000
    Trustee
 Charles I. Post,.......          $108,270                  NA               NA         $110,000
    Trustee
 Frederick W. Ruebeck,..          $108,270                  NA               NA         $110,000
    Trustee
 Robert A. Oden, Jr.,...          $108,270(5)               NA               NA         $110,000
    Trustee
 John F. Finn,..........          $108,270(6)               NA               NA         $110,000
    Trustee
 Marilyn McCoy,.........          $108,270(6)               NA               NA         $110,000
    Trustee
 Julius L. Pallone,.....          $108,270(7)               NA               NA         $110,000
    Trustee
 Donald L. Tuttle,......          $108,270(8)               NA               NA         $110,000
    Trustee

--------
(1) Figures are for the Trust's fiscal year ended June 30, 2002. For the fiscal year ending June 30, 2002, each trustee received one fee for services to both One Group Investment Trust and One Group Mutual Funds (collectively, the "Trusts"). The fee was allocated to each Trust on the basis of relative net assets. The amount reflected relates only to the fees allocated to the One Group Mutual Funds.

(2) Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees of One Group Investment Trust (the "Plan") adopted at the February 13, 2002 Board of Trustee's meeting, the Trustees may defer all or a part of their compensation payable by the Trust. Under the Plan, the Trustees may specify Class I Shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

(3) "Fund Complex" comprises the forty-eight Funds of the Trust and the nine Portfolios of One Group Investment Trust that were operational as of June 30, 2002. Compensation for the "Portfolio Complex" is for the fiscal year ended June 30, 2002.

(4) Includes $63,935 of deferred compensation.

(5) Includes $30,000 of deferred compensation.

(6) Includes $108,270 of deferred compensation.

(7) Includes $75,800 of deferred compensation.

(8) Includes $13,514 of deferred compensation.

Investment Advisor and Sub-Advisor

                   BANC ONE INVESTMENT ADVISORS CORPORATION

   Investment advisory services to each of the Trust's Funds are provided by Banc One Investment Advisors. Banc One Investment Advisors makes the investment decisions for the assets of the Funds (except for the High Yield Bond Fund and the high yield portion of the Income Bond Fund which are sub-advised by Banc One High Yield Partners, LLC, the Sub-Advisor). In addition, Banc One Investment Advisors continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of Banc One Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

   Banc One Investment Advisors is an indirect, wholly-owned subsidiary of BANK ONE CORPORATION, a bank holding company incorporated in the state of Illinois. BANK ONE CORPORATION operates banking offices in 14 states and in selected international markets. BANK ONE CORPORATION also engages in other business related to banking and finance, including credit card and merchant processing, consumer and education finance, mortgage lending and servicing, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, leasing, community development and data processing. These activities are conducted through bank subsidiaries and nonbank subsidiaries. On a consolidated basis, BANK ONE CORPORATION had assets of over $268 billion as of December 31, 2001.

   Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including One Group Mutual Funds (formerly, One Group, The One Group and the Helmsman Funds) since 1985.

   During the fiscal years ended June 30, 2002, 2001 and 2000, the Funds of the Trust paid the following investment advisory fees to Banc One Investment Advisors (except as noted above) and Banc One Investment Advisors voluntarily waived investment advisory fees as follows:

                   ONE GROUP MUTUAL FUND ADVISORY FEES--NET

                                                       Fiscal Year Ended June 30,
                                        2002 (in 000's)   2001 (in 000's)      2000 (in 000's)
                                        --------------  -----------------    -----------------
Fund                                      Net    Waived    Net      Waived      Net      Waived
----                                    -------  ------ -------    ------    -------    ------
U.S. Treasury Securities Money Market.. $25,458  $  749 $23,363    $1,036    $22,310    $2,092
Prime Money Market..................... $40,121  $3,761 $32,366    $4,739    $28,184    $2,784
Municipal Money Market................. $ 4,939  $1,463 $ 4,125    $1,223    $ 3,972    $1,178
Ohio Municipal Money Market............ $   357  $   50 $   316    $   42    $   256    $   44
Equity Income.......................... $ 4,317  $  135 $ 5,301    $  147    $ 7,404    $  807
Mid Cap Value.......................... $10,384  $  104 $ 8,949    $  169    $ 7,632    $  289
Mid Cap Growth......................... $13,285  $1,538 $15,783    $  593    $13,265    $    0
Equity Index........................... $ 3,272  $5,486 $ 4,596    $5,603    $ 5,029    $5,305
Large Cap Value........................ $10,244  $   51 $12,102    $   61    $ 9,360    $    0
Balanced............................... $ 2,268  $  649 $ 2,800    $  601    $ 3,155    $  641
International Equity Index............. $ 3,411  $   33 $ 4,282    $   88    $ 4,645    $    0
Large Cap Growth....................... $17,117  $2,673 $24,045    $2,668    $30,443    $    0
Short-Term Bond........................ $ 2,667  $2,054 $ 2,394    $1,963    $ 2,476    $2,166
Intermediate Tax-Free Bond............. $ 2,906  $1,306 $ 3,009    $1,454    $ 3,602    $1,909
Municipal Income....................... $ 5,040  $  630 $ 4,583    $  697    $ 3,816    $1,076
Ohio Municipal Bond.................... $   894  $  494 $   796    $  436    $   800    $  504
Government Bond........................ $ 3,786  $  495 $ 3,800    $  466    $ 4,365    $  172
Ultra Short-Term Bond.................. $ 1,568  $1,843 $   844    $  875    $   900    $  719
Treasury Only Money Market............. $     0  $2,015 $ 1,019    $    2    $   745    $    0
Government Money Market................ $     0  $4,934 $ 3,410    $   52    $ 2,670    $    0
Kentucky Municipal Bond................ $   603  $   75 $   596    $   74    $   538    $  108
Institutional Prime Money Market....... $15,117  $3,779 $ 6,569    $1,642    $ 2,009    $  502
Arizona Municipal Bond................. $   715  $   89 $   763    $   95    $   877    $  110
W. Virginia Municipal Bond............. $   391  $   49 $   398    $   50    $   398    $   70
Louisiana Municipal Bond............... $   591  $  300 $   555    $  286    $   662    $  366
Diversified Equity..................... $14,083  $  208 $15,362    $  164    $16,499    $    0
Small Cap Growth....................... $ 2,928  $   41 $ 2,534    $   --    $ 1,787    $   11
High Yield Bond........................ $ 2,818  $  527 $ 2,006    $  398    $ 1,213    $  298
Investor Growth........................ $    98  $  250 $   125    $  187    $    69    $  151
Investor Growth & Income............... $   499  $   26 $   253    $  234    $   150    $  234
Investor Conservative Growth........... $   132  $    4 $    77    $   31    $    48    $   56
Investor Balanced...................... $   353  $   12 $   251    $   69    $   108    $  170
Treasury & Agency...................... $   454  $  449 $   339    $  323    $   389    $  389
Small Cap Value........................ $ 3,997  $   86 $ 1,904    $   80    $ 1,320    $  255
Diversified Mid Cap.................... $ 7,551  $  111 $ 7,585    $  430    $ 6,601    $1,540
Diversified International.............. $ 6,003  $  452 $ 6,592    $  169    $ 5,814    $  227
Market Expansion Index................. $    41  $  138 $    49    $   78    $    24    $   77
Bond................................... $10,440  $6,197 $ 8,006    $4,535    $ 6,320    $3,454
Income Bond............................ $ 5,975  $2,424 $ 6,000    $2,372    $ 5,690    $2,574
Intermediate Bond...................... $ 5,466  $3,504 $ 5,247    $3,261    $ 5,466    $3,398
Short-Term Municipal Bond.............. $   713  $  545 $   424    $  331    $   379    $  389
Tax-Free Bond.......................... $ 2,495  $  312 $ 2,576    $  322    $ 2,941    $  368
Michigan Municipal Bond................ $ 1,229  $  162 $ 1,141    $  143    $ 1,191    $  149
Michigan Municipal Money Market........ $   541  $  161 $   557    $  169    $   421    $  135
Technology............................. $    46  $  346 $   173(b) $  290(b)      NA(a)     NA(a)
U.S. Government Securities Money Market $ 2,768  $  161 $   831(b) $   24(b)      NA(a)     NA(a)
Mortgage-Backed Securities............. $ 1,028  $  606 $   629(b) $  328(b)      NA(a)     NA(a)
Health Sciences........................ $    11  $  116 $    --    $   15(b)      NA(a)     NA(a)

(a) As of June 30, 2000, the Fund had not commenced operations.
(b) Fees for the period from the commencement of operations to June 30, 2001.

   All investment advisory services are provided to the Funds by Banc One Investment Advisors pursuant to an investment advisory agreement dated January 11, 1993 (the "INVESTMENT ADVISORY AGREEMENT"). The Investment Advisory Agreement (and the Sub-Investment Advisory Agreements described immediately following, collectively, the "ADVISORY AND SUB-ADVISORY AGREEMENTS") will continue in effect as to a particular Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the Investment Company Act of 1940) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory and Sub-Advisory Agreements were renewed by the Trust's Board of Trustees at their quarterly meeting on August 15, 2002. The Advisory and Sub-Advisory Agreements may be terminated as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund's Advisor or Sub-Advisor as the case may be. The Advisory and Sub-Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

   The Advisory and Sub-Advisory Agreements each provide that the respective Advisor or Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Banc One Investment Advisors or Sub-Advisor in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Independence International Associates, Inc.

   Independence International Associates, Inc. ("INDEPENDENCE INTERNATIONAL") served as investment Sub-Advisor to the International Equity Index Fund through October 31, 1999 pursuant to an agreement (the "INTERNATIONAL SUB-INVESTMENT ADVISORY AGREEMENT") with Banc One Investment Advisors dated January 11, 1993. Independence International is a wholly-owned subsidiary of John Hancock Asset Management, Inc. and an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company. For the period from July 1, 1999 to October 31, 1999 (the date the International Sub-Investment Advisory Agreement terminated), Independence International received $191,864.14 in sub-advisory fees from Banc One Investment Advisors.

Banc One High Yield Partners, LLC

   Banc One High Yield Partners, LLC serves as investment Sub-Advisor to the High Yield Bond Fund pursuant to an agreement with Banc One Investment Advisors (the "HIGH YIELD INVESTMENT ADVISORY AGREEMENT"). The Sub-Advisor was formed in June, 1998 to provide investment advisory services related to high yield, high risk assets to various clients, including the High Yield Bond Fund. The Sub-Advisor is controlled by Banc One Investment Advisors and Pacholder Associates, Inc., an investment advisory firm which specializes in high yield, high risk, fixed income securities. For its services, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly by Banc One Investment Advisors, equal to .70% of the High Yield Bond Fund's average daily net assets. For the fiscal years ended June 30, 2001 and June 30, 2002, respectively, Banc One Investment Advisors paid the Sub-Advisor $2,005,813 ($397,951 of which was waived) and $2,459,290 ($486,500 of which was waived), respectively in sub-advisory fees with respect to the High Yield Bond Fund.

   Banc One High Yield Partners, LLC also serves as investment Sub-Advisor to the Income Bond Fund pursuant to an agreement with Banc One Investment Advisors (the "INCOME BOND FUND ADVISORY AGREEMENT"). Under the Income Bond Fund Advisory Agreement, the Sub-Advisor provides a continuous investment program with respect to those assets of the Income Bond Fund that are designated by Banc One Investment Advisors for investment in high yield assets (the "Portfolio"). For its services, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly, equal to .60% of the Portfolio's average daily net assets. The Sub-Advisor has agreed to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by Banc One Investment Advisors under the Investment Advisory Agreement between the Trust and Banc One Investment Advisors. For the fiscal years ended June 30, 2001 and 2002, Banc One Investment Advisors paid the Sub-Advisor $302,504 ($113,618 of which was waived) and $304,684 ($120,456 of which was waived), respectively in sub-advisory fees with respect to the Income Bond Fund.

Code of Ethics

   The Trust, Banc One Investment Advisors, Banc One High Yield Partners, LLC, and One Group Dealer Services, Inc. have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to:
(i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

   Banc One Investment Advisors' code of ethics requires that all employees must: (i) place the interest of the accounts which are managed by Banc One Investment Advisors first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Banc One Investment Advisors' code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as mutual fund shares and U.S. government securities).

   Banc One High Yield Partners, LLC's code of ethics ( the "BOHYP Code") requires that all employees must: (i) at all times, place the interests of clients before their personal interests; (ii) conduct all personal securities transactions in a manner consistent with the BOHYP Code, so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility; and (iii) not take any inappropriate advantage of their position with or on behalf of clients. The BOHYP Code permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as mutual fund shares and U.S. government securities).

   One Group Dealer Services' Code of Ethics requires that all employees of One Group Dealer Services must: (i) place the interest of the accounts which are managed by affiliates of One Group Dealer Services first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. One Group Dealer Services' Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

Portfolio Transactions

   Pursuant to the Advisory and Sub-Advisory Agreements, Banc One Investment Advisors and the Sub-Advisor determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Bond Funds, the Funds of Funds and (to a varying degree) the Balanced Fund usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Banc One Investment Advisors or the Sub-Advisor generally seeks competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

   Allocation of transactions, including their frequency, to various dealers is determined by Banc One Investment Advisors and the Sub-Advisor with respect to the Funds each serves based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Banc One Investment Advisors or the Sub-Advisor may receive orders for transactions by the Trust, even if such dealers charge commissions in excess of the lowest rates available, provided such commissions are reasonable in light of the value of brokerage and research services received. Such research services may include, but are not limited to, analysis and reports concerning economic factors and trends, industries, specific securities, and portfolio strategies. Information so received is in addition to and not in lieu of services required to be performed by Banc One Investment Advisors or the Sub-Advisor and does not reduce the advisory fees payable to Banc One Investment Advisors or the Sub-Advisor. Such information may be useful to Banc One Investment Advisors or the Sub-Advisor in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Banc One Investment Advisors or the Sub-Advisor in carrying out their obligations to the Trust. In the last fiscal year, Banc One Investment Advisors directed brokerage commissions to brokers who provided research services to Banc One Investment Advisors. For the fiscal year ended June 30, 2002, total compensation paid to such brokers amounted to $41,095,917.

   The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its investment advisors or their affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of Bank One Corporation subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

   In the fiscal years ended June 30, 2002, 2001 and 2000, each of the Funds of the Trust (except for the Funds identified below as having fiscal years previously ending December 31st) that paid brokerage commissions and the amounts paid for each year were as follows:

                             BROKERAGE COMMISSIONS

                                        Fiscal Year Ended June 30,
                                     ---------------------------------
          Fund                          2002        2001       2000
          ----                       ----------- ---------- ----------
          Equity Income............. $   329,209 $  541,484 $1,110,983
          Mid Cap Value............. $ 3,902,701 $3,882,186 $3,108,434
          Mid Cap Growth............ $ 2,666,090 $3,850,910 $3,622,063
          Equity Index.............. $    90,876 $  200,884 $  285,253
          Large Cap Value........... $ 4,775,920 $5,109,892 $4,020,076
          Balanced.................. $   126,911 $  244,188 $  342,858
          International Equity Index $   260,676 $  156,787 $  525,259
          Large Cap Growth.......... $ 4,363,383 $4,729,683 $6,554,848
          Small Cap Growth.......... $ 1,055,585 $  875,395 $  513,090
          Diversified Equity........ $   946,260 $1,114,165 $2,264,677
          Small Cap Value........... $ 1,456,912 $  869,365 $1,237,394
          Diversified Mid Cap....... $ 1,069,766 $1,239,017 $1,823,274
          Diversified International. $13,119,923 $1,505,748 $  559,585
          Market Expansion Index.... $    76,939 $    5,955 $   24,257
          Intermediate Tax-Fee Bond. $     1,050         NA $   10,000
          Ohio Municipal Bond.......          NA         NA $    1,827
          Ultra Short Term Bond.....          NA $    4,568 $    4,202
          Government Bond...........          NA $    2,436 $    5,481
          High Yield Bond........... $     3,028 $    4,688 $      153
          Michigan Municipal Bond...          NA         NA $    2,741
          Short-Term Municipal Bond. $    15,000         NA         NA
          Municipal Income.......... $    15,737         NA         NA
          Technology................ $    38,223         NA         NA
          Health Sciences........... $    21,671         NA         NA

   As of June 30, 2002, certain Funds owned securities of their regular broker dealers (or parents) as shown below:

                Fund                        Name of Broker-Dealer        Value of Securities Owned
                ----                        ---------------------        -------------------------
                                                                          (Amounts in Thousands)
Prime Money Market                    Barclays De Zoette Wedd Securities         $299,673

U.S. Treasury Securities Money Market UBS Warburg                                 350,000
                                      Morgan Stanley Dean Witter & Co.             50,000

Equity Income                         Bank of America Corp.                        11,960
                                      J.P. Morgan Chase & Co.                       6,784
                                      Merrill Lynch & Co., Inc.                     4,050
                                      Morgan Stanley Dean Witter & Co.              2,800

Income Bond                           Countrywide Securities Corp.                  4,578
                                      Bank of America Corp.                         9,607
                                      Bear Sterns Securities                        3,163
                                      ABN AMRO Securities, Inc.                     5,743
                                      Goldman, Sachs, & Co.                         4,313
                                      Painewebber, Inc.                               835
                                      Lehman Brothers                               6,283
                                      Morgan Stanley Dean Witter & Co.              9,837

Mid Cap Value                         A.G. Edwards                                 14,063
                                      Countrywide Securities Corp.                  4,975

Short-Term Bond                       Countrywide Securities Corp.                  8,635
                                      J.P. Morgan Securities, Inc.                  1,947
                                      Bank of America Corp.                         4,363
                                      Painewebber, Inc.                               685
                                      Salomon Smith Barney                          3,630
                                      Bear Sterns                                   3,712
                                      Goldman, Sachs, & Co.                         8,521
                                      Merrill Lynch & Co., Inc.                     2,149
                                      Morgan Stanley Dean Witter & Co.              3,250

Equity Index                          Bank of America Corp.                        31,128
                                      Bear Sterns                                   1,753
                                      Charles Schwab                                4,414
                                      Countrywide Securities Corp.                  1,714
                                      J.P. Morgan Securities, Inc.                 19,410
                                      Lehman Brothers                               4,385
                                      Merrill Lynch & Co., Inc.                    10,041
                                      Morgan Stanley Dean Witter & Co.             13,640
                                      State Street Bank and Trust                   4,178

Large Cap Value                       Bank of America Corp.                        35,038
                                      Countrywide Securities Corp.                  4,246
                                      Goldman, Sachs & Co.                          3,594
                                      J.P. Morgan Securities, Inc.                 26,186
                                      Lehman Brothers                               4,439
                                      Merrill Lynch & Co., Inc.                    11,583
                                      Morgan Stanley Dean Witter & Co.             12,579
                                      State Street Bank and Trust                   4,962

Ohio Municipal Bond                   Blackrock Provident Funds                     5,787

Government Money Market               Morgan Stanley Dean Witter & Co.            270,000

              Fund                    Name of Broker-Dealer       Value of Securities Owned
              ----                    ---------------------       -------------------------
                                                                   (Amounts in Thousands)

Balanced                         Bank of America Corp.                       6,006
                                 J.P. Morgan Securities, Inc.                3,610
                                 Morgan Stanley Dean Witter & Co.            4,292
                                 Credit Suisse First Boston                  1,615
                                 Goldman, Sachs, & Co.                       2,167
                                 Lehman Brothers                               457

Government Bond                  State Street Bank and Trust                   232

Ultra Short-Term Bond            Countrywide Securities Corp.                8,638
                                 J.P. Morgan Securities, Inc.                1,947
                                 Bank of America Corp.                       4,363
                                 Merrill Lynch & Co., Inc.                   2,237
                                 Morgan Stanley Dean Witter & Co.            3,265
                                 Painewebber, Inc.                             685
                                 Salomon Smith Barney                        4,141
                                 Bear Stearns                                3,712
                                 Goldman, Sachs, & Co.                       8,521
                                 Lehman Brothers                             3,065

Municipal Income Bond            Blackrock Provident Funds                  13,352

Intermediate Bond                Merrill Lynch & Co., Inc.                     497
                                 Bank of America Corp.                      10,756
                                 Countrywide Securities Corp.               10,252
                                 CS First Boston Corp.                       1,271
                                 J.P. Morgan Securities, Inc.                7,519
                                 Morgan Stanley Dean Witter & Co.           13,549
                                 Bear Stearns                                1,591
                                 Goldman, Sachs, & Co.                       6,723
                                 Lehman Brothers                             2,286
                                 State Street Bank and Trust                 4,972

Large Cap Growth                 Charles Schwab                              5,212
                                 State Street Bank and Trust                 4,901

Kentucky Municipal Bond          Blackrock Provident Funds                     649

Louisiana Municipal Bond         Blackrock Provident Funds                   1,628

Diversified Equity               Bank of America Corp.                      29,529
                                 J.P. Morgan Securities, Inc.               22,363
                                 Morgan Stanley Dean Witter & Co.           18,038

West Virginia Municipal Bond     Blackrock Provident Funds                     964

Arizona Municipal Bond           Blackrock Provident Funds                     318

Institutional Prime Money Market Wetdeutsche Landesbank                    295,696

Small Cap Value                  State Street Bank and Trust                15,504

               Fund                     Name of Broker-Dealer       Value of Securities Owned
               ----                     ---------------------       -------------------------
                                                                     (Amounts in Thousands)

Diversified Mid Cap                Bear Sterns                                5,402

Diversified International          State Street Bank and Trust               13,566

Short-Term Municipal Bond          Blackrock Provident Funds                  7,366

Tax-Free Bond                      Blackrock Provident Funds                  3,995

Michigan Municipal Bond            Blackrock Provident Funds                 10,019

Bond                               Merrill Lynch & Co., Inc.                  9,347
                                   ABN AMRO Securities, Inc.                  3,835
                                   Bank of America Corp.                     15,657
                                   Bear Stearns                               4,784
                                   Countrywide Securities Corp.              17,220
                                   CS First Boston Corp.                        721
                                   Morgan Stanley Dean Witter & Co.          14,101
                                   Painewebber, Inc.                            975
                                   Salomon Smith Barney                       1,125
                                   Credit Suisse First Boston                15,007
                                   Goldman, Sachs & Co.                      15,809

U.S. Gov't Securities Money Market Morgan Stanley Dean Witter & Co.          30,000

Mortgage Backed Securities         ABN AMRO Securities, Inc.                  1,352
                                   Countrywide Securities Corp.               1,038
                                   Merrill Lynch & Co., Inc.                  1,678
                                   Morgan Stanley Dean Witter & Co.             400
                                   State Street Bank and Trust                2,073

   Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by Banc One Investment Advisors. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Banc One Investment Advisors or the Sub-Advisor of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, Banc One Investment Advisors and the Sub-Advisor may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory and Sub-Advisory Agreements, in making investment recommendations for the Trust, Banc One Investment Advisors and the Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of Banc One Investment Advisors or the Sub-Advisor or their parents or subsidiaries or affiliates and, in dealing with its commercial customers, Banc One Investment Advisors and the Sub-Advisor and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Administrator, Predecessor Administrators and Sub-Administrators

   Effective November 1, 2000, One Group Administrative Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43240 began serving as administrator for the Trust ("One Group Administrative Services" or the "Administrator"). One Group Administrative Services is an affiliate of Banc One Investment Advisors, the advisor of the Trust, and an indirect wholly-owned subsidiary of Bank One Corporation.

   The Administrator assists in supervising all operations of each Fund to which it serves (other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement for that Fund). Under the Administration Agreement, the Administrator has agreed to maintain the necessary office space for the Funds, to price the Fund securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, and generally assists in all aspects of the Trust's operations other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement. Under the Administration Agreement, the Administrator may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

   Unless sooner terminated, the Administration Agreement between the Trust and One Group Administrative Services will continue in effect through October 31, 2002. The Administration Agreement thereafter shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement may be terminated with respect to the Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause.

   The Administrator is entitled to a fee for its services, which is calculated daily and paid monthly, at the annual rates specified below for the Funds as follows:

   The Administrator is entitled to the following compensation, for its services, which is calculated daily and paid monthly for each of the Funds other than the Institutional Money Market Funds and the Funds of Funds:
Compensation for each of the Funds other than Institutional Money Market Funds and Funds of Funds shall be at annual rates of the Fund's average daily net assets as follows: twenty one-hundredths of one percent (.20%) of amounts included in that portion of the aggregate daily net assets of all Funds other than the Institutional Money Market Funds and the Funds of Funds subject to the Administration Agreement equal to or less than $1,500,000,000; eighteen one-hundredths of one percent (.18%) of amounts included in the portion of the aggregate daily net assets of all Funds other than the Institutional Money Market Funds and the Funds of Funds subject to the Administration Agreement between $1,500,000,000 and $2,000,000,000; and sixteen one- hundredths of one percent (.16%) of amounts included in that portion of the aggregate daily net assets of all Funds other than the Institutional Money Market Funds and the Funds of Funds subject to the Administration Agreement in excess of $2,000,000,000. The fees pertaining to each Fund other than a Institutional Money Market Fund or a Fund of Funds shall be computed daily in amounts strictly proportionate to the amount of the Fund's average daily net assets as a percentage of the aggregate daily net assets of all Funds other than the Institutional Money Market Funds and the Funds of Funds subject to this Agreement, and shall be paid periodically.

   Compensation for each of the Institutional Money Market Funds shall be at the following annual rates: five one-hundredths of one percent (.05%) of the Fund's average daily net assets. The fees pertaining to each Institutional Money Market Fund shall be computed daily and paid periodically.

   Compensation for each of the Fund of Funds shall be at annual rates as follows: ten one-hundredths of one percent (.10%) of the Fund's average daily net assets on the first $500,000,000 in Fund assets; seven and one-half one-hundredths of one percent (.075%) of the Fund's average daily net assets between $500,000,000 and $1,000,000,000 and five one-hundredths of one percent (.05%) of the Fund's average daily net assets in excess of $1,000,000,000.

   The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

   Prior to November 1, 2000, The One Group Services Company served as Administrator to each Fund of the Trust pursuant to a Management and Administration Agreement with the Trust. The Board of Trustees of the Trust approved The One Group Services Company as the sole Administrator for each Fund beginning December 1, 1995. The Administrator assisted in supervising all operations of each Fund to which it serves as Administrator (other than those performed under the respective investment advisory agreements and Custodian and Transfer Agency Agreements for that Fund).

   Prior to March 1, 2000, Banc One Investment Advisors served as sub-administrator to the Funds pursuant to a contract with The One Group Services Company. Under this contract, Banc One Investment Advisors was entitled to a fee from The One Group Services Company. The contract terminated on March 1, 2000 with the appointment of One Group Administrative Services, Inc. as sub-administrator under a Sub-Administration Agreement dated March 1, 2001. The March 1, 2000 Sub-Administration Agreement terminated on October 31, 2000 with the termination of the administration agreement between The One Group Services Company and the Trust and the appointment of One Group Administrative Services, Inc. as administrator.

   The Trust paid fees for administrative services to One Group Administrative Services, Inc. and The One Group Services Company as Administrator for the fiscal years ended June 30, 2002, 2001, and 2000 as follows:

                ONE GROUP MUTUAL FUNDS ADMINISTRATION FEES--NET

                                                  Fiscal Year Ended
                                                    June 30, 2002
                                             ----------------------------
                                               One Group Administrative
                                                    Services, Inc.
                                             ----------------------------
       Fund                                     Waived          Net
       ----                                  ------------- --------------
       Prime Money Market...................            -- $20,223,388.55
       US Treasury Securities Money Market..            --  12,077,860.51
       US Government Securities Money Market            --   1,349,670.94
       Municipal Money Market...............            --   2,950,365.17
       Michigan Municipal Money Market......            --     323,645.34
       Ohio Municipal Money Market..........            --     218,901.53
       Treasury Only Money Market...........            --   1,259,482.20
       Government Money Market..............            --   3,084,017.44
       Institutional Prime Money Market.....            --   9,448,136.50
       Investor Conservative Growth.........            --     271,795.91
       Investor Balanced....................            --     672,912.55
       Investor Growth & Income............. $   19,557.16     898,474.15
       Investor Growth......................    298,882.09     646,628.42
       Small Cap Growth.....................     13,245.93     647,270.70
       Small Cap Value......................     25,457.66     890,012.92
       Mid Cap Growth.......................     72,581.80   3,285,883.06
       Mid Cap Value........................     52,292.46   2,287,896.23
       Diversified Mid Cap..................     56,182.65   1,670,215.70
       Large Cap Growth.....................     92,732.50   4,514,033.77
       Large Cap Value......................     25,861.61   2,244,845.40
       Equity Income........................      9,833.97     970,395.20
       Diversified Equity...................    105,072.55   3,156,322.67
       Balanced.............................      5,321.71     723,804.54
       Equity Index.........................  1,820,448.39   4,708,711.40
       Market Expansion Index...............     28,783.00      82,489.49
       Technology...........................      2,647.09      63,207.88
       Health Sciences......................      1,104.32      24,103.30
       International Equity Index...........     16,750.44   1,009,978.21
       Diversified International............     38,710.70   1,301,356.39
       Ultra Short-Term Bond................    451,713.86   1,000,388.10
       Short-Term Bond......................      4,882.91   1,269,235.11
       Intermediate Bond....................     32,938.17   2,411,532.68
       Bond.................................    142,596.79   4,472,661.38
       Income Bond..........................     22,284.78   2,257,881.59
       Mortgage-Backed Securities...........    212,630.38     752,932.31
       Government Bond......................     12,120.33   1,534,367.49
       Treasury & Agency....................      6,930.13     364,316.73
       High Yield Bond......................     20,462.33     719,501.43
       Short-Term Municipal Bond............            --     338,194.42
       Intermediate Tax-Free Bond...........            --   1,132,333.86
       Tax-Free Bond........................            --   1,006,175.67
       Municipal Income.....................            --   2,032,527.93
       Arizona Municipal Bond...............            --     288,070.67
       Kentucky Municipal Bond..............          3.90     243,133.98
       Louisiana Municipal Bond.............      1,822.07     239,665.05
       Michigan Municipal Bond..............      4,174.13     498,547.38
       Ohio Municipal Bond..................      4,578.72     373,230.15
       West Virginia Municipal Bond.........        142.33     157,675.59

                ONE GROUP MUTUAL FUNDS ADMINISTRATION FEES--NET

                                                             Fiscal Year Ended June 30, 2001
                                      ------------------------------------------------------------------------------
                                                                       One Group
                                       The One Group Services   Administrative Services,   One Group Administrative
                                              Company*                  Inc.**                Services, Inc.***
                                      ------------------------- -----------------------  ----------------------------
Fund                                    Waived         Net       Waived         Net         Waived          Net
----                                  ----------- ------------- ---------  ------------- ------------- --------------
Prime Money Market................... $236,213.43 $3,057,952.84 $      --  $1,952,061.94 $  549,001.74 $11,302,940.06
US Treasury Securities Money Market..          -- $2,262,133.99        --  $1,340,500.19            -- $ 7,640,732.77
US Government Securities Money Market          --            --        --             --            -- $   394,187.96
Municipal Money Market............... $    193.18 $  506,814.34        --  $  300,443.05 $       21.59 $ 1,656,455.55
Michigan Municipal Money Market...... $  4,443.15 $   61,528.47        --  $   38,093.56 $      884.11 $   228,636.70
Ohio Municipal Money Market.......... $    237.02 $   32,832.57        --  $   19,596.44 $      648.59 $   139,141.94
Treasury Only Money Market...........          --            -- $  404.37  $  149,417.18 $      934.55 $   487,250.29
Government Money Market..............          --            -- $4,233.54  $  635,999.22 $    7,050.96 $ 1,496,026.95
Institutional Prime Money Market.....          --            --        --  $1,046,616.63            -- $ 3,059,243.31
Investor Conservative Growth......... $ 24,665.50 $   40,939.55        --             -- $   34,364.95 $   111,236.39
Investor Balanced.................... $ 36,955.10 $  154,814.46        --             -- $   61,053.62 $   347,468.32
Investor Growth & Income............. $ 65,577.50 $  228,179.99        --             -- $  113,744.82 $   461,161.14
Investor Growth...................... $100,383.84 $   82,879.39        --             -- $  163,851.94 $   239,552.27
Small Cap Growth.....................          -- $  119,355.98        --  $   70,728.32            -- $   362,270.49
Small Cap Value......................          -- $   71,983.28        --  $   42,656.05            -- $   317,897.50
Mid Cap Growth.......................          -- $  853,541.56        --  $  505,794.49            -- $ 2,308,632.07
Mid Cap Value........................          -- $  397,117.94        --  $  235,325.35            -- $ 1,354,702.50
Diversified Mid Cap..................          -- $  379,132.58        --  $  224,667.57            -- $ 1,143,099.47
Large Cap Growth.....................          -- $1,588,339.48        --  $  941,224.11            -- $ 3,701,144.76
Large Cap Value......................          -- $  556,308.67        --  $  329,658.77            -- $ 1,778,056.00
Equity Income........................          -- $  272,066.09        --  $  161,221.56            -- $   754,148.35
Diversified Equity...................          -- $  778,396.73        --  $  461,264.64            -- $ 2,217,032.37
Balanced.............................          -- $  184,449.91        --  $  109,301.74            -- $   549,939.09
Equity Index......................... $760,752.65 $  496,805.23        --  $  745,207.85 $1,322,475.32 $ 2,157,702.20
Market Expansion Index............... $  9,517.89 $    2,385.02        --  $    7,053.46 $   14,957.70 $    24,403.64
Technology...........................          -- $   14,073.31        --  $    8,340.00 $   24,097.57 $    28,177.49
Health Sciences......................          --            --        --             -- $    2,839.30             --
International Equity Index...........          -- $  292,252.24        --  $  173,183.57            -- $   816,081.29
Diversified International............          -- $  292,011.74        --  $  173,041.19            -- $   897,935.32
Ultra Short-Term Bond................ $ 83,321.94 $   17,419.01        --  $   59,697.27 $  151,948.92 $   191,816.89
Short-Term Bond......................          -- $  257,829.53        --  $  152,785.20            -- $   760,513.91
Intermediate Bond....................          -- $  487,145.85        --  $  288,673.86            -- $ 1,511,151.46
Bond................................. $ 73,516.60 $  588,035.06        --  $  392,023.37 $   98,713.68 $ 2,218,595.44
Income Bond..........................          -- $  467,191.59        --  $  276,849.27            -- $ 1,506,364.09
Mortgage-Backed Securities...........          -- $   55,094.13        --  $   32,648.03 $  122,748.65 $   230,815.42
Government Bond......................          -- $  325,272.01        --  $  192,750.27            -- $ 1,010,801.33
Treasury & Agency.................... $  4,714.47 $   49,912.62        --  $   32,371.05 $    7,022.46 $   172,977.01
High Yield Bond......................          -- $   92,922.97        --  $   55,064.51            -- $   369,048.11
Short-Term Municipal Bond............ $  1,151.40 $   39,505.92        --  $   24,092.78            -- $   138,357.18
Intermediate Tax-Free Bond...........          -- $  261,724.49        --  $  155,093.28            -- $   782,723.13
Tax-Free Bond........................ $  6,221.24 $  214,225.35        --  $  130,632.70            -- $   687,561.09
Municipal Income.....................          -- $  384,433.16        --  $  227,808.10            -- $ 1,280,121.92
Arizona Municipal Bond...............          -- $   67,258.05        --  $   39,855.91            -- $   200,375.05
Kentucky Municipal Bond..............          -- $   50,499.85        --  $   29,925.31            -- $   159,801.29
Louisiana Municipal Bond.............          -- $   48,836.02        --  $   28,939.35            -- $   148,452.38
Michigan Municipal Bond.............. $  2,644.39 $   92,199.67        --  $   56,202.86            -- $   308,869.72
Ohio Municipal Bond..................          -- $   67,773.32        --  $   40,161.23            -- $   223,292.01
West Virginia Municipal Bond.........          -- $   34,359.81        --  $   20,361.00            -- $   105,566.76

*  These fees are for the period July 1, 2000 through October 31, 2000.
** These fees were paid by The One Group Services Company to One Group
   Administrative Services, Inc. for the period from July 1, 2000 through October 31, 2000 pursuant to the Subadministration Agreement.
*** These fees were paid by the Funds directly to One Group Administrative
    Services, Inc. for the period from November 1, 2000 to June 30, 2001 pursuant to the Administration Agreement.

                ONE GROUP MUTUAL FUNDS ADMINISTRATION FEES--NET

                                                        Fiscal Year
                                                           Ended
                                                       June 30, 2000     One Group
                                       The One Group     Banc One     Administrative
                                         Services       Investment       Services,
                                          Company       Advisors**        Inc.***
                                      --------------  --------------  --------------
                                        Net   Waived    Net   Waived    Net   Waived
Fund                                  (000's) (000's) (000's) (000's) (000's) (000's)
----                                  ------- ------- ------- ------- ------- -------
U.S. Treasury Securities Money Market $7,064  $    0  $2,870    $ 0   $1,314    $ 0
Prime Money Market................... $8,638  $   47  $3,655    $ 0   $1,914    $ 0
Municipal Money Market............... $1,470  $   23  $  601    $ 0   $  283    $ 0
Ohio Municipal Money Market.......... $   73  $   29  $   41    $ 0   $   19    $ 0
Equity Income........................ $  924  $  200  $  487    $ 0   $  179    $ 0
Mid Cap Value........................ $1,085  $    0  $  432    $ 0   $  210    $ 0
Mid Cap Growth....................... $1,839  $    0  $  650    $ 0   $  439    $ 0
Equity Index......................... $1,378  $2,112  $1,326    $ 0   $  741    $ 0
Large Cap Value...................... $1,282  $    0  $  469    $ 0   $  291    $ 0
Balanced............................. $  592  $    0  $  233    $ 0   $  118    $ 0
International Equity Index........... $  856  $    0  $  325    $ 0   $  182    $ 0
Large Cap Growth..................... $4,496  $    0  $1,722    $ 0   $  941    $ 0
Short-Term Bond...................... $  784  $    0  $  311    $ 0   $  153    $ 0
Intermediate Tax-Free Bond........... $  896  $   34  $  389    $ 0   $  162    $ 0
Municipal Income..................... $1,101  $    0  $  433    $ 0   $  219    $ 0
Ohio Municipal Bond.................. $  220  $    0  $   89    $ 0   $   41    $ 0
Government Bond...................... $  831  $  191  $  414    $ 0   $  191    $ 0
Ultra Short-Term Bond................ $   19  $  283  $   88    $27   $   58    $ 0
Treasury Only Money Market........... $    0  $    0  $  303    $ 1   $  162    $ 0
Government Money Market.............. $    0  $    0  $1,087    $ 0   $  583    $ 0
Arizona Municipal Bond............... $  211  $   11  $   91    $ 0   $   41    $ 0
Kentucky Municipal Bond.............. $  141  $    4  $   57    $ 0   $   29    $ 0
W. Virginia Municipal Bond........... $  100  $    5  $   42    $ 0   $   20    $ 0
Louisiana Municipal Bond............. $  157  $   17  $   72    $ 0   $   31    $ 0
Diversified Equity................... $2,322  $    0  $  925    $ 0   $  451    $ 0
Small Cap Growth..................... $  223  $   24  $   82    $ 0   $   64    $ 0
High Yield Bond...................... $  204  $    0  $   76    $ 0   $   45    $ 0
Investor Growth...................... $   55  $  386  $    0    $ 0   $    0    $ 0
Investor Growth & Income............. $  307  $  394  $    0    $ 0   $    0    $ 0
Investor Conservative Growth......... $   58  $  151  $    0    $ 0   $    0    $ 0
Investor Balanced.................... $  330  $  212  $    0    $ 0   $    0    $ 0
Treasury & Agency.................... $   84  $  114  $   83    $ 0   $   34    $ 0
Small Cap Value...................... $  206  $    9  $   91    $ 0   $   37    $ 0
Diversified Mid Cap.................. $1,115  $    0  $  443    $ 0   $  217    $ 0
Diversified International............ $  755  $   10  $  280    $ 0   $  173    $ 0
Market Expansion Index............... $    0  $   29  $    9    $ 3   $    6    $ 0
Bond................................. $1,466  $  184  $  627    $ 0   $  351    $ 0
Income Bond.......................... $1,396  $    0  $  556    $ 0   $  271    $ 0
Intermediate Bond.................... $1,497  $    0  $  604    $ 0   $  283    $ 0
Short-Term Municipal Bond............ $  115  $   14  $   53    $ 0   $   24    $ 0
Tax-Free Bond........................ $  662  $   83  $  306    $ 0   $  135    $ 0
Michigan Municipal Bond.............. $  268  $   34  $  125    $ 0   $   54    $ 0
Michigan Municipal Money Market...... $  141  $   22  $   60    $ 0   $   36    $ 0
Institutional Prime Money Market..... $    0  $    0  $  382    $ 0   $  873    $ 0
Mortgage-Backed-Securities...........     NA*     NA*     NA*    NA*      NA*    NA*
Technology...........................     NA*     NA*     NA*    NA*      NA*    NA*
Health Sciences......................     NA*     NA*     NA*    NA*      NA*    NA*

*  As of June 30, 2000, the Fund had not commenced operations.
** These fees were paid by The One Group Services Company to Banc One
   Investment Advisors pursuant to the Sub-Administration Agreement for the period July 1, 1999 through February 29, 2000.
***These fees were paid by The One Group Services Company to One Group
   Administrative Services, Inc. for the period of March 1, 2000 through June 30, 2000.

Distributor and Predecessor Distributor

   Effective April 1, 2002, One Group Dealer Services, Inc., 1111 Polaris Parkway, Columbus, Ohio ("One Group Dealer Services" or the "Distributor") began serving as distributor to each Fund of the Trust pursuant to a Distribution Agreement dated as of April 1, 2002. One Group Dealer Services is an affiliate of Banc One Investment Advisors and an indirect wholly-owned subsidiary of Bank One Corporation. Unless otherwise terminated, the Distribution Agreement will continue in effect until November 30, 2003 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days prior written notice, by the Trust's Board of Trustees, by vote of majority of the outstanding voting securities of the Trust or by the Distributor. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. One Group Dealer Services is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc.

   The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of the BISYS Group, served as sole Distributor to each Fund of the Trust pursuant to its Distribution Agreement with the Trust (the "DISTRIBUTION AGREEMENT") from November 1, 1995 until March 31, 2002.

Distribution Plan

   The Distribution and Shareholder Services Plan with respect to Class A and Service Class shares was amended and restated on November 15, 2001. The Distribution and Shareholder Services Plan with respect to Class B shares and Class C shares was amended on November 15, 2001. Both Distribution and Shareholder Services Plans were approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interests in the Distributions Plans.

   The following table describes the compensation paid to the principal underwriter, One Group Dealer Services, for the period beginning April 1, 2002 through June 30, 2002.

                                          Total Underwriting Compensation on
                                            Discounts and    Redemptions and  Brokerage     Other
Name of Fund                                 Commissions        Purchases    Commissions Compensation
------------                              ------------------ --------------- ----------- -------------
 1. Arizona Municipal Bond...............     $   556.22               --        NA      $    4,475.56
 2. Large Cap Growth.....................     $ 8,538.11       $ 3,879.35        NA      $  438,569.18
 3. Mid Cap Value........................     $14,122.37       $   458.21        NA      $  158,190.25
 4. Mid Cap Growth.......................     $15,953.10       $ 4,637.56        NA      $  421,160.84
 5. Income Bond..........................     $ 1,847.69       $     3.30        NA      $   43,372.71
 6. Short-Term Bond......................     $ 5,399.99       $   719.16        NA      $   20,566.89
 7. Intermediate Tax-Free Bond...........     $ 6,234.62       $ 4,190.64        NA      $   29,644.85
 8. Prime Money Market...................             --       $15,829.83        NA      $4,172,736.94
 9. U.S. Treasury Securities Money Market             --       $   106.15        NA      $2,015,313.58
10. Municipal Money Market...............             --       $ 8,746.72        NA      $  321,749.72
11. Equity Income........................     $ 2,740.53       $   975.88        NA      $  128,107.61
12. Equity Index.........................     $11,360.07       $ 2,424.03        NA      $  643,452.60
13. Large Cap Value......................     $ 2,700.28       $   516.40        NA      $   42,079.30
14. Ohio Municipal Bond..................     $ 6,379.84               --        NA      $   48,199.05
15. International Equity Index...........     $   894.52       $    25.94        NA      $   28,704.74
16. Balanced.............................     $ 7,277.17       $ 1,091.94        NA      $  213,796.45
17. Ohio Municipal Money Market..........             --               --        NA      $   42,973.36
18. Municipal Income.....................     $24,610.19       $14,159.36        NA      $  201,640.68
19. Kentucky Municipal Bond..............     $ 1,343.38               --        NA      $   13,880.37
20. West Virginia Municipal Bond.........     $ 2,328.50               --        NA      $    7,206.16
21. Government Bond......................     $ 9,119.23       $ 8,822.76        NA      $  119,075.24
22. Ultra Short-Term Bond................     $13,695.65       $23,610.11        NA      $   63,071.17

                                            Total Underwriting Compensation on
                                              Discounts and    Redemptions and  Brokerage     Other
Name of Fund                                   Commissions        Purchases    Commissions Compensation
------------                                ------------------ --------------- ----------- -------------
23. Intermediate Bond......................     $28,397.01       $ 9,613.64        NA      $  279,458.86
24. Louisiana Municipal Bond...............     $ 3,255.62       $17,353.07        NA      $   47,359.42
25. Diversified Equity.....................     $ 5,983.51       $   436.57        NA      $  164,097.12
26. Small Cap Growth.......................     $ 5,392.51       $   963.71        NA      $   50,466.06
27. Investor Growth........................     $44,852.97       $ 3,338.47        NA      $  369,944.64
28. Investor Growth and Income.............     $85,442.93       $ 1,176.55        NA      $  494,165.12
29. Investor Balanced......................     $58,139.99       $   260.06        NA      $  391,476.89
30. Investor Conservative Growth...........     $20,470.05       $ 1,631.87        NA      $  126,012.34
31. Treasury and Agency....................     $16,520.02       $   790.30        NA      $   94,498.30
32. High Yield Bond........................     $ 6,326.40       $ 3,656.85        NA      $   37,390.34
33. Diversified Mid Cap....................     $ 4,822.87       $   243.86        NA      $  107,487.24
34. Market Expansion Index.................     $ 6,234.49       $   401.65        NA      $   21,631.10
35. Small Cap Value........................     $29,356.90       $ 1,820.54        NA      $  138,914.66
36. Diversified International..............     $   856.49       $    54.33        NA      $   21,275.71
37. Bond...................................     $25,302.59       $ 3,354.56        NA      $  270,008.26
38. Tax-Free Bond..........................     $  (175.04)      $ 1,964.46        NA      $   34,372.50
39. Short-Term Municipal Bond..............     $ 9,374.79       $19,015.66        NA      $   21,059.34
40. Michigan Municipal Bond................     $14,681.46       $ 5,266.93        NA      $   50,438.29
41. Michigan Municipal Money Market........             --               --        NA      $   42,867.43
42. Technology.............................     $ 1,361.32       $ 1,382.76        NA      $   18,003.10
43. Health Sciences........................     $ 2,324.22       $   544.11        NA      $    7,458.09
44. Government Money Market................             --               --        NA                 --
45. Institutional Prime Money Market.......             --               --        NA                 --
46. Mortgage-Backed Securities.............             --               --        NA      $      665.00
47. Treasury Only Money Market.............             --               --        NA                 --
48. U.S. Government Securities Money Market             --               --        NA      $  489,742.71

   The aggregate amount of underwriting commissions retained by One Group Dealer Services for the period beginning April 1, 2002 through June 30, 2002 was $504,022.56. The aggregate amount of underwriting commissions retained by The One Group Services Company for the fiscal years ended June 30, 2000 and 2001 and the period from July 1, 2001 through March 31, 2001, respectively was $1,371,936.61, $1,890,492.19, and $1,428,893.79, respectively.

   For the period beginning April 1, 2002 and ending on June 30, 2002, the distribution fees paid by the Class A, Class B, Class C and Service Class Shares of the Trust to One Group Dealer Services were as follows:

                                                                Service
Fund                                    Class A Class B Class C  Class
----                                    ------- ------- ------- -------
                                        (000's) (000's) (000's) (000's)
U.S. Treasury Securities Money Market..  2,014       4      1     --
Prime Money Market.....................  4,145      93      8     --
Municipal Money Market.................    322      --     --     --
Ohio Municipal Money Market............     43      --     --     --
Equity Income..........................     64     284      4     --
Mid Cap Value..........................    108     184     26     --
Mid Cap Growth.........................    218     741    153     --
Equity Index...........................    311   1,140    305     --
Large Cap Value........................     26      61     10     --
Balanced...............................     74     597      7     --
International Equity Index.............     18      31     22     --
Large Cap Growth.......................    175   1,095     64     --
Short-Term Bond........................     27      24     58     --
Intermediate Tax-Free Bond.............     26      19     --     --
Municipal Income.......................    104     249     89     --
Ohio Municipal Bond....................     28     128     --     --
Government Bond........................     45     184     66     --
Ultra Short-Term Bond..................     93      72    371     --
Treasury Only Money Market.............     --      --     --     --
Government Money Market................     --      --     --     --
Kentucky Municipal Bond................      8      32     --     --
Arizona Municipal Bond.................     --      --     --     --
W. Virginia Municipal Bond.............      4       2     --     --
Louisiana Municipal Bond...............      4      21     --     --
Diversified Equity.....................     43      29     --     --
Small Cap Growth.......................    132     109     41     --
High Yield Bond........................     34      63      7     --
Investor Growth........................     23      26     28     --
Investor Growth & Income...............    129   1,156     66     --
Investor Conservative Growth...........    216   1,347     72     --
Investor Balanced......................     44     391     27     --
Treasury & Agency......................    181   1,035     57     --
Small Cap Value........................     76     122     --     --
Diversified Mid Cap....................     57      68     79     --
Diversified International..............     97      37      8     --
Market Expansion Index.................     17      17      1     --
Bond...................................      6      24     14     --
Income Bond............................    152     156    121     --
Intermediate Bond......................     36      30      3     --
Short-Term Municipal Bond..............    144     185    207     --
Tax-Free Bond..........................     27      13     47     --
Michigan Municipal Bond................     31      28     --     --
Michigan Municipal Money Market........     42      62     --     --
Institutional Prime Money Market.......     43      --     --     --
Technology.............................     14      19      2     --
Mortgage-Backed Securities.............      1      --     --     --
Health Sciences........................      5      18      1     --
U.S. Government Securities Money Market    490      --     --     --

   For the period beginning July 1, 2001 ending March 31, 2002 the distribution fees paid by the Class A, Class B, Class C, and Service Class Shares (formerly Retirement Class Shares) of the Trust to The One Group Services Company were as follows:

                                                                Service
Fund                                    Class A Class B Class C  Class
----                                    ------- ------- ------- -------
U.S. Treasury Securities Money Market..  6,340      11      3      5
Prime Money Market..................... 13,555     301     17      8
Municipal Money Market.................    698      --     --      1
Ohio Municipal Money Market............    128      --     --     --
Equity Income..........................    168     881      9     --
Mid Cap Value..........................    241     447     38     --
Mid Cap Growth.........................    593   2,248    444     --
Equity Index...........................  1,098   3,753    921     --
Large Cap Value........................    133     216     29     --
Balanced...............................    230   1,933     11     --
International Equity Index.............     51     103     67     --
Large Cap Growth.......................    672   3,983    228     --
Short-Term Bond........................     55      44     44     --
Intermediate Tax-Free Bond.............     76      56     --     --
Municipal Income.......................    319     724    209     --
Ohio Municipal Bond....................     67     356     --     --
Government Bond........................    120     475    126     --
Ultra Short-Term Bond..................    164     126    227     --
Treasury Only Money Market.............     --      --     --     --
Government Money Market................     --      --     --     --
Kentucky Municipal Bond................     18      97     --     --
Arizona Municipal Bond.................      7       6     --     --
W. Virginia Municipal Bond.............     11      53     --     --
Louisiana Municipal Bond...............    123      80     --     --
Diversified Equity.....................    398     316    126     --
Small Cap Growth.......................     96     177     13     --
High Yield Bond........................     52      68     59     --
Investor Growth........................    360   3,190    145     --
Investor Growth & Income...............    668   3,699    154     --
Investor Conservative Growth...........    105   1,058     63     --
Investor Balanced......................    485   2,852    140     --
Treasury & Agency......................    188     365     --     --
Small Cap Value........................     93     109     55     --
Diversified Mid Cap....................    288      92     16     --
Diversified International..............     56      59      5     --
Market Expansion Index.................     10      45     18     --
Bond...................................    365     336    170     --
Income Bond............................    116      97      8     --
Intermediate Bond......................    407     428    429     --
Short-Term Municipal Bond..............     40      19     27     --
Tax-Free Bond..........................     94      67     --     --
Michigan Municipal Bond................    121     159     --     --
Michigan Municipal Money Market........    209      --     --     --
Institutional Prime Money Market.......     --      --     --     --
Technology.............................     52      64      8     --
Mortgage-Backed Securities.............     --      --     --     --
Health Sciences........................     13      42      4     --
U.S. Government Securities Money Market  1,350      --     --     --

(a) Amount is less than $1,000.

   In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to the Class A Shares, Class B Shares, Class C Shares or Service Class Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares, Class B Shares, Class C Shares or Service Class Shares, respectively, of that Fund. The Distribution Plans may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plans that would materially increase the distribution fee with respect to the Class A Shares, Class B Shares, Class C Shares or Service Class Shares of a Fund requires the approval of that Fund's Class A, Class B, Class C or Service Class

Shareholders, respectively. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

Cash Compensation to Shareholder Servicing Agents

   One Group Dealer Services and Banc One Investment Advisors Corporation compensate Shareholder Servicing Agents who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by One Group Dealer Services and Banc One Investment Advisors Corporation from their own resources. One Group Dealer Services may, on occasion, pay select Shareholder Servicing Agents, the entire front-end sales charge applicable to Fund shares sold by such Shareholder Servicing Agents.

   Occasionally, One Group Dealer Services and Banc One Investment Advisors Corporation, at their own expense, will provide cash incentives to select Shareholder Servicing Agents. These cash payments may take of the form of, but are not limited to, an additional commission on the sale of Fund shares subject to a contingent deferred sales charge and finders' fees.

   Select Shareholder Servicing Agents who sell over $1 million of Class A shares of the Ultra Short-Term Bond, the Short-Term Bond Fund, the Treasury and Agency Fund, the Short-Term Municipal Bond Fund, the Equity Index Fund, and the Market Expansion Index Fund, receive a 50 basis points finder's fee. For sales over $10 million, such select Shareholder Servicing Agents receive a 25 basis points finder's fee.

   Select Shareholder Servicing Agents who sell over $1 million of Class A shares of the Equity Funds (other than the Equity Index Fund and the Market Expansion Index Fund) and the Bond Funds (other than Ultra Short-Term Bond, the Short-Term Bond Fund, the Short-Term Municipal Bond Fund and the Treasury and Agency Fund) receive a 1% finder's fee. For sales over $5 million to $10 million, such select Shareholder Servicing Agent receive a 50 basis points. For sales over $10 million, such select Shareholder Servicing Agent receive a 25 basis points finder's fee.

   One Group Mutual Funds is included as an investment option in wrap accounts, asset allocation accounts, "fund supermarkets" and other similar arrangements. Brokers operating such arrangement are compensated under the Trust's 12b-1 Plans. On occasion, the fees charged by such brokers exceed the amount of the 12b-1 fee approved under the Plans. As a result, Banc One Investment Advisors Corporation and One Group Dealer Services pay the difference out of their bona fide profits.

Custodian, Transfer Agent, and Dividend Disbursing Agent

   Cash and securities owned by the Funds of the Trust are held by State Street Bank and Trust Company, P.O. Box 8528, Boston, Massachusetts 02266-8528, ("STATE STREET") as Custodian. State Street serves the respective Funds as Custodian pursuant to a Custodian Agreement with the Trust (the "CUSTODIAN AGREEMENT"). Under the Custodian Agreement, State Street:

     (i) maintains a separate account or accounts in the name of each Fund;

    (ii) makes receipts and disbursements of money on behalf of each Fund;

   (iii) collects and receives all income and other payments and distributions on account of the Funds' portfolio securities;

    (iv) responds to correspondence from security brokers and others relating to its duties; and

     (v) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations. State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreement.

   Rules adopted under the 1940 Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. The Trust intends to select foreign custodians or sub-custodians to maintain foreign securities of the International Funds pursuant to such rules, following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of Trust assets. In addition, the 1940 Act requires that foreign bank sub-custodians, among other things have Shareholder equity in excess of $200 million, have no lien on the Trust's assets and maintain adequate and accessible records.

   State Street serves as Transfer Agent and Dividend Disbursing Agent for each Fund pursuant to Transfer Agency Agreements with the Trust (the "TRANSFER AGENCY AGREEMENT"). Under the Transfer Agency Agreements, State Street has agreed:

     (i) to issue and redeem Shares of the Trust;

    (ii) to address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders;

   (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties;

    (iv) to maintain Shareholder accounts and certain sub-accounts; and

     (v) to make periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

The Subcustodian

   Bank One Trust Company, N.A. (the "Subcustodian") serves as Subcustodian in connection with the Trust's securities lending activities for domestic securities, pursuant to a Subcustodian Agreement between the Trust, State Street and the Subcustodian and a Securities Lending Agreement between the Trust, Banc One Investment Advisors, and the Subcustodian. The Subcustodian serves as Subcustodian in connection with the Trust's securities lending activities for international securities, pursuant to a Subcustodian Agreement between the Trust, State Street and the Subcustodian and a Securities Lending Agreement between the Trust, Banc One Investment Advisors, and the Subcustodian. The Subcustodian is an indirect subsidiary of Bank One Corporation and an affiliate of Banc One Investment Advisors. The Subcustodian is entitled to a fee from the Trust under the agreements, which is calculated on an annual basis and accrued daily, equal to:

Domestic Fee

  . .05% of the value of collateral received from the borrower for each securities loan of U.S. government and agency Securities; and

  . .10% of the value of collateral received from the borrower for each loan of equities and corporate bonds.

International Fee

  . .15% of the value received from the borrower for each loan of foreign securities.

Experts

   The financial statements for the fiscal year ended June 30, 2002 have been audited by PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, independent public accountants to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

   The financial statements for the Predecessor Funds for the period ended December 31, 1998, were audited by the predecessor auditors for such Funds.

   The law firm of Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005 is counsel to the Trust. Ropes & Gray has rendered legal services to Bank One Corporation and its subsidiary banks in the past. However, Ropes & Gray no longer renders legal services to Bank One Corporation or its subsidiary banks.

                            ADDITIONAL INFORMATION

Description of Shares

   The Trust is a Massachusetts Business Trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 23, 1985 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes 48 series of Shares, which represent interests in the following:

1.  The Prime Money Market Fund;
2.  The U.S. Treasury Securities Money Market Fund;
3.  The Municipal Money Market Fund;
4.  The Ohio Municipal Money Market Fund;
5.  The Equity Income Fund;
6.  The Mid Cap Value Fund;
7.  The Mid Cap Growth Fund;
8.  The Diversified Equity Fund;
9.  The Small Cap Growth Fund;
10. The Large Cap Value Fund;
11. The Large Cap Growth Fund;
12. The International Equity Index Fund;
13. The Equity Index Fund;
14. The Balanced Fund;
15. The Technology Fund;
16. The Income Bond Fund;
17. The Short-Term Bond Fund;
18. The Intermediate Bond Fund;
19. The Government Bond Fund;
20. The Ultra Short-Term Bond Fund;
21. The High Yield Bond Fund;
22. The Investor Growth Fund;
23. The Investor Growth & Income Fund;
24. The Investor Conservative Growth Fund;
25. The Investor Balanced Fund;
26. The Municipal Income Fund;
27. The Intermediate Tax-Free Bond Fund;
28. The Ohio Municipal Bond Fund;
29. The West Virginia Municipal Bond Fund;
30. The Kentucky Municipal Bond Fund;
31. The Louisiana Municipal Bond Fund;
32. The Arizona Municipal Bond Fund;
33. The Treasury Only Money Market Fund;
34. The Government Money Market Fund;
35. The Institutional Prime Money Market Fund;
36. The Treasury & Agency Fund;
37. The Small Cap Value Fund;
38. The Diversified Mid Cap Fund;
39. The Diversified International Fund;
40. The Market Expansion Index Fund;
41. The Bond Fund;
42. The Short-Term Municipal Bond Fund;

43. The Tax-Free Bond Fund;
44. The Michigan Municipal Bond Fund;
45. The Michigan Municipal Money Market Fund;
46. The U.S. Government Securities Money Market Fund;
47. The Mortgage-Backed Securities Fund; and
48. The Health Sciences Fund

   Generally, the Funds of the Trust (other than the Institutional Money Market Funds and the Money Market Funds) offer shares in four separate classes: Class I Shares, Class A Shares, Class B and Class C1 Shares. The Institutional Money Market Funds may offer Class S Shares and Administrative Class Shares. Certain of the Money Market Funds offer Service Class Shares. The classes of shares currently offered by the Funds can be found under the topic "The Trust" at the beginning of this Statement of Additional Information. In addition, please read the relevant Prospectuses for the Funds for more details.

   Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

   Class A Shares, Class B Shares, Class C Shares, Class I Shares, Service Class Shares, Class S Shares, and Administrative Class Shares of a Fund each have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.

Shareholder and Trustee Liability

   Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

   The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

1. Class C Shares are currently not available for purchase in all Funds of the Trust.

Performance

   From time to time, the Funds may advertise yield, total return and/or distribution rate. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one-year period and is shown as a percentage of the investment.

   Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects an actual rate of return over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

   The distribution rate is computed by dividing the total amount of the dividends per share paid out during the past period by the maximum offering price or month-end net asset value depending on the class of a Fund. This figure is then "annualized" (multiplied by 365 days and divided by the applicable number of days in the period).

   Funds with a front-end sales charge would incorporate the offering price into the distribution yield in place of month-end net asset value.

   Distribution rate is a measure of the level of income paid out in cash to Shareholders over a specified period. It differs from yield and total return and is not intended to be a complete measure of performance. Furthermore, the distribution rate may include return of principal and/or capital gains. Total return is the change in value of a hypothetical investment over a given period assuming reinvestment of dividends and capital gain distributions. The yield refers to the cumulative 30-day rolling net investment income, divided by maximum offering price and multiplied by average shares outstanding during this period.

   Further information about the performance of each class of the Funds is contained in the Trust's Annual Report to Shareholders for One Group Mutual Funds. Copies of the Annual Report may be obtained without charge by calling 1-800-480-4111.

Calculation of Performance Data

   Money Market Funds and Institutional Money Market Funds

   The 7-Day yield for the Money Market Funds and the Institutional Money Market Funds was computed with respect to each class of Shares by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the particular class of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield of each class of each Fund represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result. The 30 Day yield for the Money Market Funds and the Institutional Money Market Funds was computed with respect to each class of Shares by taking the sum of the last 30 days factors divided by 30 days times 365 days times 100.

                              MONEY MARKET FUNDS

                                          Inception   7-Day Yield  30-Day Yield
Class I Shares                          Date of Class   6/30/02      6/30/02
--------------                          ------------- -----------  ------------
U.S. Treasury Securities Money Market..      08/01/85        1.53%         1.48%
Prime Money Market.....................      08/01/85        1.53%         1.53%
Municipal Money Market.................      06/04/87        1.09%         1.11%
Ohio Municipal Money Market(1).........      06/09/93        1.01%         1.00%
Michigan Municipal Money Market........      03/30/96        1.04%         1.04%
Treasury Only Money Market.............      04/16/93        1.66%         1.67%
Government Money Market................      06/14/93        1.86%         1.81%
Institutional Prime Money Market.......      04/19/99        1.92%         1.89%
U.S. Government Securities Money Market      03/16/01        1.48%         1.44%

                                          Inception   7-Day Yield  30-Day Yield
Class A Shares                          Date of Class   6/30/02       6/30/02
--------------                          ------------- -----------  ------------
U.S. Treasury Securities Money Market..      02/18/92        1.28%         1.23%
Prime Money Market.....................      02/18/92        1.28%         1.28%
Municipal Money Market.................      02/18/92        0.84%         0.86%
Ohio Municipal Money Market(1).........      01/26/93        0.76%         0.75%
Michigan Municipal Money Market(1).....      01/31/91        0.79%         0.79%
U.S. Government Securities Money Market      03/16/01        1.23%         1.19%

                                          Inception   7-Day Yield  30-Day Yield
Class B Shares                          Date of Class   6/30/02      6/30/02
--------------                          ------------- -----------  ------------
U.S. Treasury Securities Money Market..      11/21/96        0.53%         0.48%
Prime Money Market.....................      11/12/96        0.53%         0.53%

                                          Inception   7-Day Yield  30-Day Yield
Class C Shares                          Date of Class   6/30/02      6/30/02
--------------                          ------------- -----------  ------------
U.S. Treasury Securities Money Market..      02/18/98        0.53%         0.48%
Prime Money Market.....................       5/31/00        0.53%         0.53%

                                          Inception   7-Day Yield  30-Day Yield
Class S Shares                          Date of Class   6/30/02      6/30/02
--------------                          ------------- -----------  ------------
Institutional Prime Money Market.......       4/10/00        1.67%         1.64%
Treasury Only Money Market.............       4/10/00        1.41%         1.42%
Government Money Market................       4/10/00        1.61%         1.56%

(1) A portion of the income may be subject to alternative minimum tax.

                                          Inception   7-Day Yield  30-Day Yield
Service Class Shares                    Date of Class   6/30/02      6/30/02
--------------------                    ------------- -----------  ------------
Prime Money Market.....................      04/16/99          NA            NA
U.S. Treasury Securities Money Market..      04/16/99          NA            NA
Municipal Money Market.................      04/16/99          NA            NA
                                          Inception   7-Day Yield  30-Day Yield
Administrative Class Shares             Date of Class   6/30/02      6/30/02
---------------------------             ------------- -----------  ------------
Institutional Prime Money Market.......      11/01/01        1.82%         1.79%
Treasury Only Money Market.............      11/01/01        1.56%         1.57%
Government Money Market................      11/01/01        1.76%         1.71%

   The tax equivalent yields for the classes of the Municipal Money Market, Ohio Municipal Money Market, and Michigan Municipal Money Market Funds are computed by dividing that portion of the Fund's yield (with respect to a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund (with respect to a particular class) that is not tax-exempt. The tax equivalent yields for the classes of the Municipal Money Market Funds contained in the following paragraph were computed based on an assumed effective federal income tax rate of 39.6%. The tax equivalent effective yield for the classes of the Municipal Money Market Fund, Ohio Municipal Money Market Fund, and the Michigan Money Market Fund are computed by dividing that portion of the effective yield of the Fund (with respect to a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund (with respect to a particular class) that is not tax-exempt.

                             TAX-EQUIVALENT YIELD

                                                         7 Day
                                                         Yield    28%  39.6%
Class I Shares                                          06/30/02  Tax   Tax
--------------                                          -------- ----  -----
Municipal Money Market.................................   1.09%  1.51% 1.80%
Ohio Municipal Money Market............................   1.01%  1.40% 1.67%
Michigan Municipal Money Market*.......................   1.04%  1.44% 1.72%
                                                         7 Day
                                                         Yield    28%  39.6%
Class A Shares                                          6/30/02   Tax   Tax
--------------                                          -------- ----  -----
Municipal Money Market.................................   0.84%  1.17% 1.39%
Ohio Municipal Money Market............................   0.76%  1.06% 1.26%
Michigan Municipal Money Market*.......................   0.79%  1.10% 1.31%

   * Prior to the consolidation with the Fund, the Predecessor Fund had a fiscal year end of 12/31/98.

   Equity Funds, Bond Funds, Funds of Funds, and Municipal Bond Funds

   The performance of the Funds may be compared in publications to the performance of various indices and investments (such as other mutual funds) for which reliable performance data is available, as well as averages, performance rankings or other information prepared by recognized mutual fund statistical services, as set forth below.

   Performance information showing a Fund's total return and/or 30-day yield with respect to a particular class may be presented from time to time in advertising and sales literature regarding the Equity Funds, the Bond Funds, the Funds of Funds, and the Municipal Bond Funds. A 30-day yield is calculated by dividing the net investment income per-share earned during the 30-day base period by the maximum offering price per share on the last day of the period, according to the following formula:

30-Day Yield =        a-b
                      ---
                 2[(cd +1)6-1]

   In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of Shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

   From time to time the tax equivalent 30-day yield of a particular class of a Municipal Bond Fund may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of a Fund's yield (respecting a particular class) which is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund (respecting a particular class) that is not tax-exempt. The tax equivalent 30-day yields for a Municipal Bond Fund (respecting a particular class) will, unless otherwise noted, be computed based on an assumed effective federal income tax rate of 31%.

   A Fund's respective cumulative total return and average annual total return was determined by calculating the change in the value of a hypothetical $1,000 investment in a particular class of the Fund for each of the periods shown. Cumulative total return for a particular class of a Fund is computed by determining the rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The cumulative return is calculated as the total dollar increase or decrease in the value of an account assuming reinvestment of all distributions divided by the original initial investment. The average annual return before taxes for a particular class of a Fund is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in share price and reinvestment of dividends and capital gains distributions.

   "Return Before Taxes" shows the actual change in the value of the Fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning the Fund shares. Return After Taxes on distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

   Performance information showing a Fund's and/or particular Class's distribution rate may be presented from time to time in advertising and sales literature regarding the Bond Funds and Equity Funds. The distribution rate is calculated as follows:

distribution yield =   a/(b) x 365
                       -----------
                            c

   In the formula, "a" represents dividends distributed by a particular class during that period; "b" represents month end offer price or net asset value for a particular class; "c" represents the number of days in the period being calculated. "365" is the number of days in a year, used to annualize the distribution yield.

   Performance will fluctuate from time to time and is not necessarily representative of future results. Accordingly, a Fund's performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Performance is a function of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts at a bank, with regard to Class I Shares and Service Class Shares, or a Participating Organization, with regard to Class A and Class B Shares, will reduce a Fund's effective yield to customers. Performance data for the Funds through June 30, 2002 (calculated as described above) is as follows:

                                CLASS I SHARES

Fixed Income Funds

Average Annual Total Returns as of 6/30/02

                                      Inception    Performance                                       30-Day
                                    Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                    ------------- -------------- ----  ------ ------ ------ ------- ---------
Short-Term Bond....................   09/04/90       09/04/90                                         4.24%
 Return Before Taxes...............                              6.75%  6.67%  6.74%  6.29%  6.02%
 Return After Taxes on
   Distributions...................                              4.41%  4.64%  4.47%  3.97%  3.65%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              4.32%  4.05%  4.26%  3.87%  3.63%
Intermediate Tax-Free(2)...........   09/04/90       09/04/90                                         3.72%
 Return Before Taxes...............                              6.24%  6.83%  5.92%  5.42%  5.64%
 Return After Taxes on
   Distributions...................                              6.13%  6.83%  5.92%  5.29%  5.52%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              6.01%  5.96%  5.68%  5.23%  5.46%
Ohio Municipal Bond(2).............   07/02/91       07/02/91                                         3.54%
 Return Before Taxes...............                              6.06%  6.33%  5.69%  5.19%  5.61%
 Return After Taxes on
   Distributions...................                              6.05%  6.33%  5.69%  5.19%  5.60%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              5.94%  5.67%  5.54%  5.15%  5.53%
Municipal Income(2)................   02/09/93       02/09/93                                         4.26%
 Return Before Taxes...............                              5.29%  5.82%  4.91%  5.16%    NA
 Return After Taxes on
   Distributions...................                              5.28%  5.82%  4.91%  5.16%    NA
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              5.28%  5.42%  4.91%  5.14%    NA
Government Bond....................   02/08/93       02/08/93                                         5.36%
 Return Before Taxes...............                              6.48%  9.22%  8.02%  7.32%    NA
 Return After Taxes on
   Distributions...................                              3.98%  6.85%  5.52%  4.84%    NA
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              3.92%  5.60%  5.17%  4.63%    NA
Ultra Short-Term Bond..............   02/02/93       02/02/93                                         3.70%
 Return Before Taxes...............                              5.47%  5.15%  6.24%  5.88%    NA
 Return After Taxes on
   Distributions...................                              3.25%  3.48%  4.00%  3.59%    NA
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              3.25%  3.13%  3.87%  3.55%    NA
Kentucky Municipal Bond(2)(32).....   03/12/93       03/12/93                                         3.45%
 Return Before Taxes...............                              5.16%  5.89%  5.58%  5.16%    NA
 Return After Taxes on
   Distributions...................                              5.15%  5.89%  5.58%  5.16%    NA
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              5.09%  5.43%  5.44%  5.12%    NA
Louisiana Municipal Bond(2)(33)....   03/26/96       12/29/86                                         3.35%
 Return Before Taxes...............                              6.14%  5.75%  5.68%  5.10%  5.53%
 Return After Taxes on
   Distributions...................                              6.14%  5.75%  5.68%  5.09%  5.53%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              6.04%  5.28%  5.51%  5.05%  5.47%
West Virginia Municipal Bond(1)(2).   01/20/97       12/31/83                                         3.40%
 Return Before Taxes...............                              6.82%  6.22%  5.81%  5.28%  5.53%
 Return After Taxes on
   Distributions...................                              6.81%  6.22%  5.81%  5.27%  5.52%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              6.24%  5.71%  5.64%  5.22%  5.13%
Arizona Municipal Bond(2)..........   01/20/97       11/30/79                                         3.58%
 Return Before Taxes...............                              6.88%  6.57%  5.69%  5.11%  5.50%
 Return After Taxes on
   Distributions...................                              6.85%  6.57%  5.64%  4.98%  5.43%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              6.32%  5.84%  5.50%  5.02%  5.07%
Treasury & Agency(1)...............   01/20/97       04/30/88                                         3.67%
 Return Before Taxes...............                              7.12%  7.69%  7.42%  6.73%  6.39%
 Return After Taxes on
   Distributions...................                              6.19%  5.80%  5.15%  4.34%  5.08%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              5.56%  4.68%  4.81%  4.21%  4.61%

                                CLASS I SHARES

Fixed Income Funds

                                      Inception    Performance                                        30-Day
                                    Date of Class Inception Date  Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                    ------------- -------------- -----  ------ ------ ------ ------- ---------
Income Bond(4)(25).................   03/05/93       03/05/93                                          5.79%
 Return Before Taxes...............                               6.29%  7.08%  7.06%  6.70%    NA
 Return After Taxes on
   Distributions...................                               3.50%  4.59%  4.47%  4.06%    NA
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               3.61%  4.30%  4.35%  4.06%    NA
Intermediate Bond(5)(23)...........   06/01/91       12/31/83                                          6.14%
 Return Before Taxes...............                               8.39%  8.37%  7.71%  7.11%  6.78%
 Return After Taxes on
   Distributions...................                               6.82%  5.81%  5.17%  4.57%  4.19%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               6.39%  5.08%  4.90%  4.42%  4.13%
Bond(5)............................   06/01/91       12/31/83                                          6.24%
 Return Before Taxes...............                               9.39%  9.39%  8.34%  7.74%  7.72%
 Return After Taxes on
   Distributions...................                               7.65%  6.59%  5.63%  5.07%  4.85%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               7.20%  5.75%  5.33%  4.87%  4.76%
Short-Term Municipal Bond(2)(28)...   05/04/98       05/04/98                                          2.83%
 Return Before Taxes...............                               4.53%  4.98%  4.80%    NA     NA
 Return After Taxes on
   Distributions...................                               4.53%  4.98%  4.80%    NA     NA
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               4.42%  4.40%  4.65%    NA     NA
Tax-Free Bond(2)(6)(30)............   02/01/95       03/01/88                                          4.06%
 Return Before Taxes...............                               7.39%  6.25%  6.22%  5.77%  6.59%
 Return After Taxes on
   Distributions...................                               7.01%  6.25%  6.22%  5.75%  6.16%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               6.93%  5.73%  5.97%  5.61%  6.10%
Michigan Municipal Bond(2)(34).....   02/01/93       02/01/93                                          3.65%
 Return Before Taxes...............                               5.77%  6.39%  5.60%  5.44%    NA
 Return After Taxes on
   Distributions...................                               5.75%  6.39%  5.59%  5.42%    NA
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               5.62%  5.73%  5.44%  5.32%    NA
Mortgage-Backed Securities(40).....   08/18/00       12/31/83                                          7.10%
 Return Before Taxes...............                              10.61% 11.71%  9.34%  8.60%  8.93%
 Return After Taxes on
   Distributions...................                              10.31%  8.64%  7.49%  7.49%  8.37%
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                               9.32%  7.09%  6.62%  6.49%  7.29%
High Yield Bond....................   11/13/98       11/13/98                                          9.25%
 Return Before Taxes...............                               0.69% -2.34% -0.42%    NA     NA
 Return After Taxes on
   Distributions...................                              -2.93% -5.74% -4.09%    NA     NA
 Return After Taxes on
   Distributions and Sale of Fund
   Shares..........................                              -1.16% -1.41% -2.06%    NA     NA

                                CLASS I SHARES

Equity Funds

Average Annual Total Returns as of 6/30/02

                                         Inception    Performance                                          30-Day
                                       Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                       ------------- -------------- -----  ------  ------  ------ ------- ---------
Mid Cap Value.........................   03/02/89       03/02/89                                              NA
  Return Before Taxes.................                              12.32%   0.24%   9.80% 12.00%  13.34%
  Return After Taxes on Distributions.                               9.62%  -2.42%   7.37%  8.63%  10.22%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               9.26%   0.82%   7.10%  8.60%   9.85%
Equity Income.........................   07/02/87       07/02/87                                              NA
  Return Before Taxes.................                               9.79%  -9.64%  -4.77%  3.43%  10.41%
  Return After Taxes on Distributions.                               7.99% -11.11%  -6.60%  1.28%   8.37%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               7.77%  -4.82%  -3.85%  2.56%   8.21%
Equity Index..........................   07/02/91       07/02/91                                              NA
  Return Before Taxes.................                              11.12% -18.24%  -9.46%  3.36%  11.02%
  Return After Taxes on Distributions.                              10.00% -18.60%  -9.90%  2.59%   9.88%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               9.01% -11.19%  -7.52%  2.52%   8.87%
Large Cap Value.......................   03/01/91       03/01/91                                              NA
  Return Before Taxes.................                               8.85% -19.53%  -6.53%  3.07%   8.35%
  Return After Taxes on Distributions.                               6.66% -19.93%  -7.69%  1.42%   5.99%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               6.46% -11.77%  -5.28%  2.11%   5.91%
Mid Cap Growth........................   03/02/89       03/02/89                                              NA
  Return Before Taxes.................                              14.66% -15.20%   0.06% 11.02%  14.11%
  Return After Taxes on Distributions.                              11.62% -15.26%  -2.55%  7.65%  10.49%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              11.36%  -9.27%  -0.27%  8.13%  10.40%
International Equity Index(3).........   10/28/92       10/28/92                                              NA
  Return Before Taxes.................                               5.86% -11.55%  -7.72% -0.86%     NA
  Return After Taxes on Distributions.                               5.21% -11.85%  -8.02% -1.53%     NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               4.70%  -7.10%  -6.09% -0.76%     NA
Balanced..............................   04/02/93       04/02/93                                            2.59%
  Return Before Taxes.................                               8.06%  -9.05%  -2.50%  5.00%     NA
  Return After Taxes on Distributions.                               5.90%  -9.95%  -3.81%  2.73%     NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               5.73%  -5.53%  -2.48%  3.22%     NA
Large Cap Growth......................   02/28/92       02/28/92                                              NA
  Return Before Taxes.................                               8.12% -27.98% -17.98% -0.72%   8.49%
  Return After Taxes on Distributions.                               6.56% -27.98% -18.83% -2.48%   6.90%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               6.78% -17.18% -13.19% -0.12%   7.11%
Small Cap Growth(15)..................   03/26/96       07/01/91                                              NA
  Return Before Taxes.................                              11.09% -11.84%   1.99%  5.42%  10.13%
  Return After Taxes on Distributions.                               7.72% -11.84%   0.16%  3.13%   6.46%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               7.42%  -7.27%   1.19%  3.84%   6.33%
Diversified Equity(16)................   03/26/96       12/29/89                                              NA
  Return Before Taxes.................                              11.01% -18.61%  -9.12%  3.69%  10.28%
  Return After Taxes on Distributions.                               8.59% -18.80%  -9.71%  2.02%   7.50%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               8.24% -11.36%  -7.09%  2.51%   7.31%
Small Cap Value(4)(5)(17).............   01/27/95       06/30/72                                              NA
  Return Before Taxes.................                              10.51%  15.76%  17.46% 10.96%  13.98%
  Return After Taxes on Distributions.                              10.11%  13.69%  16.42%  9.52%  12.76%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               9.49%  10.20%  13.87%  8.41%  11.49%

                                CLASS I SHARES

Equity Funds

                                         Inception    Performance                                          30-Day
                                       Date of Class Inception Date  Life   1 Year  3 Year 5 Year 10 Year SEC Yield
                                       ------------- -------------- ------  ------  ------ ------ ------- ---------
Diversified Mid Cap(5)(18)............   06/01/91       12/31/83                                             NA
  Return Before Taxes.................                               12.80%  -8.35%  3.51%  7.07%  13.36%
  Return After Taxes on Distributions.                               11.48%  -9.31%  0.44%  4.25%  10.98%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               11.05%  -4.21%  2.53%  5.19%  10.69%
Diversified International(3)(5)(19)...   12/03/94       04/30/86                                             NA
  Return Before Taxes.................                                6.56%  -8.75% -6.15% -0.26%   4.87%
  Return After Taxes on Distributions.                                6.35%  -9.11% -6.57% -0.67%   4.55%
  Return After Taxes on Distributions
   and Sale of Fund Shares............                                5.59%  -5.37% -4.86% -0.28%   3.95%
Market Expansion Index(20)............   07/31/98       07/31/98                                             NA
  Return Before Taxes.................                                9.05%  -1.78%  6.91%    NA      NA
  Return After Taxes on Distributions.                                6.23%  -1.98%  3.89%    NA      NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                                6.82%  -1.02%  5.02%    NA      NA
Health Sciences.......................   03/23/01       03/23/01                                             NA
  Return Before Taxes.................                               -8.68% -23.92%    NA     NA      NA
  Return After Taxes on Distributions.                               -8.78% -24.01%    NA     NA      NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                               -6.96% -14.67%    NA     NA      NA
Technology............................   07/28/00       07/28/00                                             NA
  Return Before Taxes.................                              -41.38% -39.42%    NA     NA      NA
  Return After Taxes on Distributions.                              -41.38% -39.42%    NA     NA      NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              -31.25% -24.21%    NA     NA      NA

Funds of Funds

Average Annual Total Returns as of 6/30/02

                                         Inception    Performance                                        30-Day
                                       Date of Class Inception Date Life  1 Year  3 Year 5 Year 10 Year SEC Yield
                                       ------------- -------------- ----  ------  ------ ------ ------- ---------
Investor Conservative Growth..........   12/10/96       12/10/96                                           NA
  Return Before Taxes.................                              5.89%  -0.89%  2.43%  5.33%   NA
  Return After Taxes on Distributions.                              3.83%  -2.53%  0.39%  3.26%   NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              3.83%  -0.48%  1.07%  3.38%   NA
Investor Balanced.....................   12/10/96       12/10/96                                           NA
  Return Before Taxes.................                              6.54%  -4.90%  0.26%  5.56%   NA
  Return After Taxes on Distributions.                              4.58%  -6.21% -1.54%  3.57%   NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              4.52%  -2.94% -0.47%  3.71%   NA
Investor Growth & Income..............   12/10/96       12/10/96                                           NA
  Return Before Taxes.................                              6.81%  -9.23% -1.80%  5.39%   NA
  Return After Taxes on Distributions.                              5.05% -10.23% -3.37%  3.59%   NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              4.95%  -5.52% -1.88%  3.78%   NA
Investor Growth.......................   12/10/96       12/10/96                                           NA
  Return Before Taxes.................                              7.32% -12.93% -3.40%  5.45%   NA
  Return After Taxes on Distributions.                              5.79% -13.51% -4.70%  3.86%   NA
  Return After Taxes on Distributions
   and Sale of Fund Shares............                              5.63%  -7.71% -2.87%  4.07%   NA

                                CLASS A SHARES

Fixed Income Funds

Average Annual Total Returns as of 6/30/02

                                                            Inception    Performance
                                                          Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year
                                                          ------------- -------------- ----  ------ ------ ------ -------
Short-Term Bond (22).....................................    2/18/92       09/04/90
  With Sales Charge
   Return Before Taxes...................................                              6.20%  3.19%  5.40%  5.39%  5.43%
   Return After Taxes on Distributions...................                              3.96%  1.32%  3.26%  3.19%  3.17%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              3.90%  1.92%  3.24%  3.19%  3.20%
  Without Sales Charge
   Return Before Taxes...................................                              6.47%  6.41%  6.47%  6.03%  5.75%
   Return After Taxes on Distributions...................                              4.23%  4.48%  4.31%  3.81%  3.48%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              4.14%  3.90%  4.10%  3.71%  3.47%
Intermediate Tax-Free (2)(29)............................    2/18/92       09/04/90
  With Sales Charge
   Return Before Taxes...................................                              5.56%  1.74%  4.07%  4.22%  4.91%
   Return After Taxes on Distributions...................                              5.43%  1.74%  4.07%  4.09%  4.79%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.36%  2.65%  4.11%  4.18%  4.79%
  Without Sales Charge
   Return Before Taxes...................................                              5.97%  6.54%  5.68%  5.18%  5.39%
   Return After Taxes on Distributions...................                              5.84%  6.54%  5.68%  5.04%  5.27%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.73%  5.67%  5.43%  4.98%  5.21%
Ohio Municipal Bond (2)(35)..............................   02/18/92       07/02/91
  With Sales Charge
   Return Before Taxes...................................                              5.40%  1.31%  3.80%  3.97%  4.90%
   Return After Taxes on Distributions...................                              5.37%  1.31%  3.80%  3.97%  4.89%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.30%  2.39%  3.93%  4.08%  4.88%
  Without Sales Charge
   Return Before Taxes...................................                              5.84%  6.08%  5.42%  4.93%  5.38%
   Return After Taxes on Distributions...................                              5.82%  6.08%  5.42%  4.93%  5.38%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.69%  5.39%  5.26%  4.88%  5.30%
Municipal Income (2)(31).................................   02/23/93       02/09/93
  With Sales Charge
   Return Before Taxes...................................                              4.57%  0.81%  3.06%  3.94%    NA
   Return After Taxes on Distributions...................                              4.55%  0.81%  3.06%  3.94%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              4.62%  2.15%  3.33%  4.07%    NA
  Without Sales Charge
   Return Before Taxes...................................                              5.08%  5.52%  4.66%  4.91%    NA
   Return After Taxes on Distributions...................                              5.06%  5.52%  4.66%  4.91%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.07%  5.12%  4.65%  4.88%    NA
Government Bond (26).....................................   03/05/93       02/08/93
  With Sales Charge
   Return Before Taxes...................................                              5.72%  4.09%  6.13%  6.08%    NA
   Return After Taxes on Distributions...................                              3.33%  1.95%  3.77%  3.73%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              3.34%  2.45%  3.70%  3.67%    NA
  Without Sales Charge
   Return Before Taxes...................................                              6.23%  9.01%  7.77%  7.07%    NA
   Return After Taxes on Distributions...................                              3.84%  6.77%  5.38%  4.70%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              3.77%  5.47%  5.02%  4.48%    NA

                                                           30-Day
                                                          SEC Yield
                                                          ---------
Short-Term Bond (22).....................................   3.90%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Intermediate Tax-Free (2)(29)............................   3.34%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Ohio Municipal Bond (2)(35)..............................   3.14%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Municipal Income (2)(31).................................   3.84%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Government Bond (26).....................................   4.88%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................

                                CLASS A SHARES

Fixed Income Funds

                                                            Inception    Performance
                                                          Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year
                                                          ------------- -------------- ----  ------ ------ ------ -------
Ultra Short-Term Bond (21)...............................   03/10/93       02/02/93
  With Sales Charge
   Return Before Taxes...................................                              4.89%  1.79%  4.92%  4.96%    NA
   Return After Taxes on Distributions...................                              2.77%  0.27%  2.80%  2.79%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              2.83%  1.07%  2.86%  2.87%    NA
  Without Sales Charge
   Return Before Taxes...................................                              5.23%  4.88%  5.98%  5.61%    NA
   Return After Taxes on Distributions...................                              3.11%  3.32%  3.84%  3.43%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              3.11%  2.97%  3.71%  3.40%    NA
Kentucky Municipal Bond (2)(32)..........................   01/20/95       03/12/93
  With Sales Charge
   Return Before Taxes...................................                              4.35%  0.86%  3.69%  3.94%    NA
   Return After Taxes on Distributions...................                              4.33%  0.86%  3.69%  3.94%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              4.34%  2.16%  3.84%  4.05%    NA
  Without Sales Charge
   Return Before Taxes...................................                              4.86%  5.61%  5.30%  4.90%    NA
   Return After Taxes on Distributions...................                              4.85%  5.61%  5.30%  4.90%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              4.79%  5.15%  5.17%  4.85%    NA
Louisiana Municipal Bond (2)(33).........................   12/29/89       12/29/89
  With Sales Charge
   Return Before Taxes...................................                              5.65%  0.88%  3.84%  3.89%  4.93%
   Return After Taxes on Distributions...................                              5.65%  0.88%  3.83%  3.88%  4.92%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.59%  2.12%  3.94%  3.98%  4.92%
  Without Sales Charge
   Return Before Taxes...................................                              6.04%  5.59%  5.44%  4.86%  5.41%
   Return After Taxes on Distributions...................                              6.04%  5.59%  5.44%  4.85%  5.40%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.94%  5.08%  5.26%  4.80%  5.34%
West Virginia Municipal Bond (1)(2)......................   01/20/97       12/31/83
  With Sales Charge
   Return Before Taxes...................................                              6.30%  1.11%  3.93%  4.01%  4.79%
   Return After Taxes on Distributions...................                              6.30%  1.11%  3.93%  4.00%  4.78%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.75%  2.37%  4.04%  4.10%  4.45%
  Without Sales Charge
   Return Before Taxes...................................                              6.57%  5.89%  5.53%  4.97%  5.27%
   Return After Taxes on Distributions...................                              6.57%  5.89%  5.53%  4.96%  5.27%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.99%  5.39%  5.36%  4.91%  4.87%
Arizona Municipal Bond (1)(2)............................   01/20/97       11/30/79
  With Sales Charge
   Return Before Taxes...................................                              6.33%  1.43%  3.82%  3.89%  4.61%
   Return After Taxes on Distributions...................                              6.31%  1.43%  3.77%  3.77%  4.55%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.79%  2.52%  3.92%  3.97%  4.27%
  Without Sales Charge
   Return Before Taxes...................................                              6.54%  6.25%  5.44%  4.85%  5.09%
   Return After Taxes on Distributions...................                              6.52%  6.25%  5.39%  4.73%  5.03%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.99%  5.56%  5.26%  4.77%  4.69%

                                                           30-Day
                                                          SEC Yield
                                                          ---------
Ultra Short-Term Bond (21)...............................   3.36%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Kentucky Municipal Bond (2)(32)..........................   3.06%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Louisiana Municipal Bond (2)(33).........................   2.96%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
West Virginia Municipal Bond (1)(2)......................   3.02%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Arizona Municipal Bond (1)(2)............................   3.19%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................

                                CLASS A SHARES

Fixed Income Funds

                                                            Inception    Performance
                                                          Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year
                                                          ------------- -------------- ----  ------ ------ ------ -------
Treasury & Agency (1)....................................   01/20/97       04/30/88
  With Sales Charge
   Return Before Taxes...................................                              6.67%  4.18%  6.10%  5.92%  5.87%
   Return After Taxes on Distributions...................                              5.76%  2.46%  3.97%  3.63%  4.59%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.17%  2.53%  3.81%  3.59%  4.18%
  Without Sales Charge
   Return Before Taxes...................................                              6.90%  7.39%  7.17%  6.57%  6.19%
   Return After Taxes on Distributions...................                              5.99%  5.62%  5.01%  4.26%  4.91%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.38%  4.50%  4.67%  4.12%  4.46%
Bond (5)(24).............................................   05/01/92       12/31/83
  With Sales Charge
   Return Before Taxes...................................                              8.84%  4.17%  6.41%  6.51%  7.06%
   Return After Taxes on Distributions...................                              7.23%  1.61%  3.86%  3.98%  4.27%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              6.79%  2.55%  3.84%  3.93%  4.24%
  Without Sales Charge
   Return Before Taxes...................................                              9.11%  9.09%  8.06%  7.49%  7.56%
   Return After Taxes on Distributions...................                              7.49%  6.41%  5.47%  4.94%  4.75%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              7.03%  5.57%  5.17%  4.73%  4.66%
Income Bond (4)(25)......................................   03/05/93       03/05/93
  With Sales Charge
   Return Before Taxes...................................                              5.53%  1.89%  5.16%  5.44%    NA
   Return After Taxes on Distributions...................                              2.85% -0.36%  2.72%  2.95%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              3.04%  1.12%  2.89%  3.11%    NA
  Without Sales Charge
   Return Before Taxes...................................                              6.05%  6.76%  6.78%  6.42%    NA
   Return After Taxes on Distributions...................                              3.36%  4.39%  4.30%  3.91%    NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              3.47%  4.10%  4.18%  3.91%    NA
Intermediate Bond (5)(23)................................   05/01/92       12/31/83
  With Sales Charge
   Return Before Taxes...................................                              7.86%  3.26%  5.82%  5.89%  6.13%
   Return After Taxes on Distributions...................                              6.38%  0.93%  3.42%  3.48%  3.62%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              5.97%  1.95%  3.44%  3.48%  3.63%
  Without Sales Charge
   Return Before Taxes...................................                              8.13%  8.08%  7.44%  6.86%  6.62%
   Return After Taxes on Distributions...................                              6.64%  5.64%  5.01%  4.43%  4.09%
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              6.21%  4.91%  4.74%  4.28%  4.04%
Short-Term Municipal Bond (28)...........................   05/04/98       05/04/98
  With Sales Charge
   Return Before Taxes...................................                              3.45%  1.51%  3.43%    NA     NA
   Return After Taxes on Distributions...................                              3.45%  1.51%  3.43%    NA     NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              3.48%  2.13%  3.48%    NA     NA
  Without Sales Charge
   Return Before Taxes...................................                              4.21%  4.64%  4.48%    NA     NA
   Return After Taxes on Distributions...................                              4.21%  4.63%  4.48%    NA     NA
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................                              4.11%  4.09%  4.34%    NA     NA

                                                           30-Day
                                                          SEC Yield
                                                          ---------
Treasury & Agency (1)....................................   3.32%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Bond (5)(24).............................................   5.72%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Income Bond (4)(25)......................................   5.29%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Intermediate Bond (5)(23)................................   5.62%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
Short-Term Municipal Bond (28)...........................   2.51%
  With Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................
  Without Sales Charge
   Return Before Taxes...................................
   Return After Taxes on Distributions...................
   Return After Taxes on Distributions and Sale of Fund
    Shares...............................................

                                CLASS A SHARES

Fixed Income Funds

                                                       Inception    Performance                                         30-Day
                                                     Date of Class Inception Date  Life  1 Year  3 Year 5 Year 10 Year SEC Yield
                                                     ------------- -------------- -----  ------  ------ ------ ------- ---------
Tax-Free Bond (6)(30)...............................   03/01/88       03/01/88                                           3.64%
  With Sales Charge
   Return Before Taxes..............................                               6.90%   1.21%  4.37%  4.54%  5.90%
   Return After Taxes on Distributions..............                               6.53%   1.21%  4.37%  4.52%  5.48%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               6.47%   2.44%  4.40%  4.54%  5.48%
  Without Sales Charge
   Return Before Taxes..............................                               7.25%   5.97%  5.99%  5.51%  6.39%
   Return After Taxes on Distributions..............                               6.87%   5.97%  5.99%  5.50%  5.96%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               6.79%   5.45%  5.74%  5.36%  5.90%
Michigan Municipal Bond (2)(34).....................   02/01/93       02/01/93                                           3.25%
  With Sales Charge
   Return Before Taxes..............................                               5.09%   1.46%  3.73%  4.20%    NA
   Return After Taxes on Distributions..............                               5.08%   1.46%  3.72%  4.18%    NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               5.00%   2.52%  3.85%  4.24%    NA
  Without Sales Charge
   Return Before Taxes..............................                               5.60%   6.22%  5.33%  5.16%    NA
   Return After Taxes on Distributions..............                               5.59%   6.22%  5.32%  5.15%    NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               5.45%   5.52%  5.17%  5.05%    NA
High Yield Bond.....................................   11/13/98       11/13/98                                           9.53%
  With Sales Charge
   Return Before Taxes..............................                              -0.86%  -7.02% -2.17%    NA     NA
   Return After Taxes on Distributions..............                              -4.33% -10.17% -5.69%    NA     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              -2.31%  -4.28% -3.37%    NA     NA
  Without Sales Charge
   Return Before Taxes..............................                               0.40%  -2.60% -0.67%    NA     NA
   Return After Taxes on Distributions..............                              -3.11%  -5.89% -4.24%    NA     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              -1.33%  -1.56% -2.21%    NA     NA
Mortgage-Backed Securities (40).....................   08/18/00       08/18/00                                           6.85%
  Without Sales Charge
   Return Before Taxes..............................                              10.24%  11.44%  9.03%  8.26%  8.57%
   Return After Taxes on Distributions..............                               9.97%   8.94%  7.40%  7.29%  8.08%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               8.99%   6.96%  6.48%  6.28%  7.01%

                                CLASS A SHARES

Equity Funds

Average Annual Total Returns as of 6/30/02

                                                       Inception    Performance                                          30-Day
                                                     Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                                     ------------- -------------- -----  ------  ------  ------ ------- ---------
Mid Cap Value (7)...................................   02/18/92       03/02/89                                             NA
  With Sales Charge
   Return Before Taxes..............................                              11.55%  -5.24%   7.56% 10.54%  12.48%
   Return After Taxes on Distributions..............                               8.96%  -7.67%   5.30%  7.32%   9.49%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               8.63%  -2.58%   5.34%  7.45%   9.16%
  Without Sales Charge
   Return Before Taxes..............................                              12.00%   0.00%   9.52% 11.74%  13.09%
   Return After Taxes on Distributions..............                               9.40%  -2.55%   7.21%  8.49%  10.08%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               9.04%   0.68%   6.94%  8.45%   9.70%
Equity Income (8)...................................   02/18/92       07/02/87                                             NA
  With Sales Charge
   Return Before Taxes..............................                               9.05% -14.61%  -6.72%  2.05%   9.52%
   Return After Taxes on Distributions..............                               7.36% -15.92%  -8.43%  0.02%   7.61%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               7.16%  -7.93%  -5.32%  1.49%   7.50%
  Without Sales Charge
   Return Before Taxes..............................                               9.44%  -9.89%  -5.03%  3.15%  10.12%
   Return After Taxes on Distributions..............                               7.75% -11.28%  -6.77%  1.10%   8.19%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               7.52%  -4.98%  -4.01%  2.39%   8.02%
Equity Index (9)....................................   02/18/92       07/02/91                                             NA
  With Sales Charge
   Return Before Taxes..............................                              10.33% -22.74% -11.29%  1.99%  10.15%
   Return After Taxes on Distributions..............                               9.30% -23.00% -11.62%  1.33%   9.12%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               8.34% -13.95%  -8.88%  1.46%   8.16%
  Without Sales Charge
   Return Before Taxes..............................                              10.87% -18.46%  -9.68%  3.10%  10.75%
   Return After Taxes on Distributions..............                               9.84% -18.73% -10.03%  2.43%   9.72%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               8.83% -11.32%  -7.66%  2.35%   8.69%
Large Cap Value (10)................................   02/18/92       03/01/91                                             NA
  With Sales Charge
   Return Before Taxes..............................                               8.11% -23.94%  -8.48%  1.75%   7.57%
   Return After Taxes on Distributions..............                               6.04% -24.23%  -9.51%  0.23%   5.33%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               5.88% -14.49%  -6.74%  1.09%   5.30%
  Without Sales Charge
   Return Before Taxes..............................                               8.62% -19.74%  -6.82%  2.85%   8.15%
   Return After Taxes on Distributions..............                               6.54% -20.04%  -7.87%  1.31%   5.90%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               6.33% -11.90%  -5.46%  1.98%   5.80%
Mid Cap Growth (11).................................   02/18/92       03/02/89                                             NA
  With Sales Charge
   Return Before Taxes..............................                              13.89% -19.85%  -1.99%  9.54%  13.27%
   Return After Taxes on Distributions..............                              10.85% -19.91%  -4.58%  6.18%   9.68%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              10.65% -12.13%  -1.88%  6.89%   9.68%
  Without Sales Charge
   Return Before Taxes..............................                              14.34% -15.41%  -0.20% 10.72%  13.88%
   Return After Taxes on Distributions..............                              11.30% -15.47%  -2.85%  7.33%  10.27%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              11.07%  -9.39%  -0.47%  7.89%  10.22%

                                CLASS A SHARES

Equity Funds

                                                       Inception    Performance                                          30-Day
                                                     Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                                     ------------- -------------- -----  ------  ------  ------ ------- ---------
International Equity Index (3) (12).................   04/23/93       10/28/92                                              NA
  With Sales Charge
   Return Before Taxes..............................                               5.03% -16.42%  -9.70% -2.18%     NA
   Return After Taxes on Distributions..............                               4.45% -16.66%  -9.96% -2.80%     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               4.01% -10.08%  -7.62% -1.80%     NA
  Without Sales Charge
   Return Before Taxes..............................                               5.61% -11.79%  -8.05% -1.12%     NA
   Return After Taxes on Distributions..............                               5.03% -12.05%  -8.32% -1.74%     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               4.51%  -7.24%  -6.36% -0.96%     NA
Balanced............................................   04/02/93       04/02/93                                            2.21%
  With Sales Charge
   Return Before Taxes..............................                               7.17% -13.98%  -4.46%  3.60%     NA
   Return After Taxes on Distributions..............                               5.13% -14.74%  -5.65%  1.46%     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               5.03%  -8.56%  -3.97%  2.13%     NA
  Without Sales Charge
   Return Before Taxes..............................                               7.79%  -9.20%  -2.74%  4.72%     NA
   Return After Taxes on Distributions..............                               5.74% -10.01%  -3.95%  2.56%     NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               5.57%  -5.62%  -2.63%  3.04%    N/A
Large Cap Growth (14)...............................   02/22/94       02/28/92                                              NA
  With Sales Charge
   Return Before Taxes..............................                               7.23% -31.93% -19.66% -2.04%   7.60%
   Return After Taxes on Distributions..............                               5.79% -31.93% -20.47% -3.72%   6.13%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               6.05% -19.61% -14.42% -1.16%   6.38%
  Without Sales Charge
   Return Before Taxes..............................                               7.79% -28.17% -18.20% -0.98%   8.18%
   Return After Taxes on Distributions..............                               6.34% -28.17% -19.02% -2.68%   6.70%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               6.54% -17.30% -13.36% -0.32%   6.89%
Small Cap Growth (15)...............................   07/01/91       07/01/91                                              NA
  With Sales Charge
   Return Before Taxes..............................                              10.44% -16.68%  -0.10%  4.10%   9.40%
   Return After Taxes on Distributions..............                               8.11% -16.68%  -1.90%  1.84%   6.87%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               7.91% -10.24%  -0.47%  2.77%   6.85%
  Without Sales Charge
   Return Before Taxes..............................                              10.98% -12.03%   1.72%  5.24%  10.00%
   Return After Taxes on Distributions..............                               8.63% -12.03%  -0.11%  2.95%   7.45%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               8.39%  -7.39%   0.98%  3.70%   7.37%
Diversified Equity (16).............................   12/29/89       12/29/89                                              NA
  With Sales Charge
   Return Before Taxes..............................                              10.39% -23.16% -10.96%  2.31%   9.51%
   Return After Taxes on Distributions..............                               8.02% -23.27% -11.47%  0.74%   6.79%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               7.71% -14.16%  -8.47%  1.44%   6.67%
  Without Sales Charge
   Return Before Taxes..............................                              10.86% -18.87%  -9.35%  3.42%  10.10%
   Return After Taxes on Distributions..............                               8.49% -18.99%  -9.87%  1.84%   7.37%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               8.14% -11.52%  -7.23%  2.34%   7.18%

                                CLASS A SHARES

Equity Funds

                                                       Inception    Performance                                          30-Day
                                                     Date of Class Inception Date  Life   1 Year  3 Year 5 Year 10 Year SEC Yield
                                                     ------------- -------------- ------  ------  ------ ------ ------- ---------
Small Cap Value (4)(5)(17)..........................   01/27/95       06/30/72                                             NA
  With Sales Charge
   Return Before Taxes..............................                                9.94%   9.46% 15.09%  9.50%  13.00%
   Return After Taxes on Distributions..............                                9.53%   7.56% 14.14%  8.11%  11.73%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                8.92%   6.32% 11.94%  7.20%  10.53%
  Without Sales Charge
   Return Before Taxes..............................                               10.14%  15.50% 17.19% 10.69%  13.61%
   Return After Taxes on Distributions..............                                9.73%  13.50% 16.22%  9.27%  12.33%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                9.11%  10.06% 13.69%  8.20%  11.08%
Diversified Mid Cap (5)(18).........................   05/01/92       12/31/83                                             NA
  With Sales Charge
   Return Before Taxes..............................                               12.19% -13.41%  1.41%  5.66%  12.58%
   Return After Taxes on Distributions..............                               10.92% -14.29% -1.57%  2.89%  10.23%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               10.52%  -7.35%  0.88%  4.05%  10.01%
  Without Sales Charge
   Return Before Taxes..............................                               12.53%  -8.62%  3.25%  6.81%  13.19%
   Return After Taxes on Distributions..............                               11.25%  -9.54%  0.21%  4.00%  10.82%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               10.84%  -4.36%  2.36%  4.99%  10.56%
Diversified International (3)(5)(19)................   12/03/94       04/30/86                                             NA
  With Sales Charge
   Return Before Taxes..............................                                5.91% -13.76% -8.03% -1.54%   4.07%
   Return After Taxes on Distributions..............                                5.73% -14.06% -8.38% -1.88%   3.79%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                5.01%  -8.45% -6.30% -1.27%   3.28%
  Without Sales Charge
   Return Before Taxes..............................                                6.26%  -8.96% -6.36% -0.48%   4.62%
   Return After Taxes on Distributions..............                                6.09%  -9.27% -6.71% -0.82%   4.35%
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                5.33%  -5.50% -5.00% -0.43%   3.75%
Market Expansion Index (20).........................   07/31/98       07/31/98                                             NA
  With Sales Charge
   Return Before Taxes..............................                                7.27%  -7.26%  4.69%    NA      NA
   Return After Taxes on Distributions..............                                4.59%  -7.37%  1.83%    NA      NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                5.41%  -4.39%  3.28%    NA      NA
  Without Sales Charge
   Return Before Taxes..............................                                8.75%  -2.11%  6.59%    NA      NA
   Return After Taxes on Distributions..............                                6.03%  -2.22%  3.68%    NA      NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                                6.63%  -1.22%  4.82%    NA      NA
Technology..........................................   07/28/00       07/28/00                                             NA
  With Sales Charge
   Return Before Taxes..............................                              -43.16% -42.77%    NA     NA      NA
   Return After Taxes on Distributions..............                              -43.16% -42.77%    NA     NA      NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              -32.47% -26.26%    NA     NA      NA
  Without Sales Charge
   Return Before Taxes..............................                              -41.55% -39.56%    NA     NA      NA
   Return After Taxes on Distributions..............                              -41.55% -39.56%    NA     NA      NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              -31.37% -24.29%    NA     NA      NA

                                CLASS A SHARES

Equity Funds

                                                       Inception    Performance                                          30-Day
                                                     Date of Class Inception Date  Life   1 Year  3 Year 5 Year 10 Year SEC Yield
                                                     ------------- -------------- ------  ------  ------ ------ ------- ---------
Health Sciences.....................................   03/23/01       03/23/01
  With Sales Charge
   Return Before Taxes..............................                              -12.76% -28.18%   NA     NA     NA       NA
   Return After Taxes on Distributions..............                              -12.85% -28.28%   NA     NA     NA       NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              -10.20% -17.29%   NA     NA     NA       NA
  Without Sales Charge
   Return Before Taxes..............................                               -9.01% -24.19%   NA     NA     NA       NA
   Return After Taxes on Distributions..............                               -9.10% -24.29%   NA     NA     NA       NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                               -7.22% -14.84%   NA     NA     NA       NA

                                CLASS A SHARES

Funds of Funds

Average Annual Total Returns as of 6/30/02

                                                       Inception    Performance                                        30-Day
                                                     Date of Class Inception Date Life  1 Year  3 Year 5 Year 10 Year SEC Yield
                                                     ------------- -------------- ----  ------  ------ ------ ------- ---------
Investor Conservative Growth........................   12/10/96       12/10/96                                           NA
  With Sales Charge
   Return Before Taxes..............................                              4.54%  -6.30%  0.36%  3.94%   NA
   Return After Taxes on Distributions..............                              2.62%  -7.77% -1.54%  2.00%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              2.79%  -3.80% -0.53%  2.30%   NA
  Without Sales Charge
   Return Before Taxes..............................                              5.55%  -1.13%  2.18%  5.06%   NA
   Return After Taxes on Distributions..............                              3.61%  -2.68%  0.25%  3.10%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              3.62%  -0.62%  0.92%  3.21%   NA
Investor Balanced...................................   12/10/96       12/10/96                                           NA
  With Sales Charge
   Return Before Taxes..............................                              5.22% -10.08% -1.78%  4.12%   NA
   Return After Taxes on Distributions..............                              3.40% -11.24% -3.44%  2.26%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              3.50%  -6.13% -2.02%  2.59%   NA
  Without Sales Charge
   Return Before Taxes..............................                              6.24%  -5.13%  0.01%  5.25%   NA
   Return After Taxes on Distributions..............                              4.41%  -6.35% -1.69%  3.36%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              4.34%  -3.08% -0.62%  3.51%   NA
Investor Growth & Income............................   12/10/96       12/10/96                                           NA
  With Sales Charge
   Return Before Taxes..............................                              5.64% -14.26% -3.79%  3.98%   NA
   Return After Taxes on Distributions..............                              4.02% -15.12% -5.23%  2.32%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              4.05%  -8.62% -3.40%  2.68%   NA
  Without Sales Charge
   Return Before Taxes..............................                              6.66%  -9.53% -2.05%  5.11%   NA
   Return After Taxes on Distributions..............                              5.03% -10.43% -3.51%  3.43%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              4.90%  -5.71% -2.03%  3.61%   NA
Investor Growth.....................................   12/10/96       12/10/96                                           NA
  With Sales Charge
   Return Before Taxes..............................                              5.94% -17.63% -5.28%  4.07%   NA
   Return After Taxes on Distributions..............                              4.52% -18.14% -6.50%  2.57%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              4.54% -10.60% -4.32%  2.98%   NA
  Without Sales Charge
   Return Before Taxes..............................                              6.97% -13.06% -3.57%  5.20%   NA
   Return After Taxes on Distributions..............                              5.54% -13.59% -4.81%  3.69%   NA
   Return After Taxes on Distributions and Sale of
    Fund Shares.....................................                              5.39%  -7.78% -2.98%  3.90%   NA

                                CLASS B SHARES

Fixed Income Funds

Average Annual Total Returns as of 06/30/02

                                            Inception    Performance                                       30-Day
                                          Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                          ------------- -------------- ----  ------ ------ ------ ------- ---------
Short-Term Bond (22) (41)................   01/14/94       09/04/90                                         3.51%
 With Sales Charge
   Return Before Taxes...................                              6.05%  2.97%  5.35%  5.57%  5.22%
   Return After Taxes on Distributions...                              3.91%  1.25%  3.38%  3.54%  3.20%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.80%  1.79%  3.29%  3.44%  3.17%
 Without Sales Charge
   Return Before Taxes...................                              6.05%  5.97%  5.95%  5.57%  5.22%
   Return After Taxes on Distributions...                              3.91%  4.25%  4.00%  3.54%  3.20%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.80%  3.63%  3.79%  3.44%  3.17%
Intermediate Tax-Free (2) (29) (43)......   01/14/94       08/04/90                                         2.84%
 With Sales Charge
   Return Before Taxes...................                              5.29%  0.87%  4.11%  4.18%  4.69%
   Return After Taxes on Distributions...                              5.15%  0.87%  4.11%  4.05%  4.57%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.02%  1.93%  4.05%  4.06%  4.50%
 Without Sales Charge
   Return Before Taxes...................                              5.29%  5.87%  5.03%  4.52%  4.69%
   Return After Taxes on Distributions...                              5.15%  5.87%  5.03%  4.39%  4.57%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.02%  5.00%  4.78%  4.33%  4.50%
Ohio Municipal Bond (2) (35) (43)........   01/14/94       07/02/91                                         2.64%
 With Sales Charge
   Return Before Taxes...................                              5.20%  0.30%  3.76%  3.89%  4.71%
   Return After Taxes on Distributions...                              5.14%  0.30%  3.76%  3.89%  4.70%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.01%  1.58%  3.80%  3.92%  4.62%
 Without Sales Charge
   Return Before Taxes...................                              5.20%  5.30%  4.68%  4.24%  4.71%
   Return After Taxes on Distributions...                              5.14%  5.30%  4.68%  4.24%  4.70%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.01%  4.65%  4.53%  4.19%  4.62%
Municipal Income (2) (31) (44)...........   01/14/94       02/09/93                                         3.37%
 With Sales Charge
   Return Before Taxes...................                              4.44% -0.22%  3.04%  3.87%    NA
   Return After Taxes on Distributions...                              4.33% -0.22%  3.04%  3.87%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.34%  1.35%  3.23%  3.92%    NA
 Without Sales Charge
   Return Before Taxes...................                              4.44%  4.78%  3.98%  4.21%    NA
   Return After Taxes on Distributions...                              4.33%  4.78%  3.98%  4.21%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.34%  4.42%  3.98%  4.19%    NA
Government Bond (26) (44)................   01/14/94       02/08/93                                         4.46%
 With Sales Charge
   Return Before Taxes...................                              5.51%  3.24%  6.14%  6.06%    NA
   Return After Taxes on Distributions...                              3.41%  1.26%  3.99%  3.94%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.35%  1.94%  3.82%  3.79%    NA
 Without Sales Charge
   Return Before Taxes...................                              5.51%  8.24%  7.02%  6.37%    NA
   Return After Taxes on Distributions...                              3.41%  6.26%  4.91%  4.28%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.35%  5.01%  4.56%  4.06%    NA

                                CLASS B SHARES

Fixed Income Funds

                                            Inception    Performance                                       30-Day
                                          Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                          ------------- -------------- ----  ------ ------ ------ ------- ---------
Ultra Short-Term Bond (21) (42)..........   01/14/94       02/02/93                                         2.94%
 With Sales Charge
   Return Before Taxes...................                              4.84%  1.43%  4.86%  5.14%    NA
   Return After Taxes on Distributions...                              2.79%  0.05%  2.89%  3.15%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              2.81%  0.85%  2.90%  3.11%    NA
 Without Sales Charge
   Return Before Taxes...................                              4.84%  4.43%  5.46%  5.14%    NA
   Return After Taxes on Distributions...                              2.79%  3.05%  3.52%  3.15%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              2.81%  2.69%  3.40%  3.11%    NA
Kentucky Municipal Bond (2) (32) (44)....   03/16/95       03/12/93                                         2.56%
 With Sales Charge
   Return Before Taxes...................                              4.16% -0.03%  3.76%  3.91%    NA
   Return After Taxes on Distributions...                              4.15% -0.03%  3.76%  3.91%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.10%  1.43%  3.81%  3.93%    NA
 Without Sales Charge
   Return Before Taxes...................                              4.16%  4.97%  4.68%  4.25%    NA
   Return After Taxes on Distributions...                              4.15%  4.97%  4.68%  4.25%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.10%  4.50%  4.54%  4.20%    NA
Louisiana Municipal Bond (2) (33) (43)...   09/16/94       12/29/89                                         2.46%
 With Sales Charge
   Return Before Taxes...................                              5.27% -0.10%  3.81%  3.85%  4.63%
   Return After Taxes on Distributions...                              5.26% -0.10%  3.81%  3.83%  4.62%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.17%  1.32%  3.82%  3.85%  4.56%
 Without Sales Charge
   Return Before Taxes...................                              5.27%  4.90%  4.73%  4.19%  4.63%
   Return After Taxes on Distributions...                              5.26%  4.90%  4.73%  4.17%  4.62%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.17%  4.39%  4.56%  4.13%  4.56%
West Virginia Municipal Bond (1) (2)
 (43)....................................   01/20/97       12/31/83                                         2.53%
 With Sales Charge
   Return Before Taxes...................                              5.89%  0.26%  3.91%  4.02%  4.60%
   Return After Taxes on Distributions...                              5.88%  0.26%  3.91%  4.01%  4.60%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.33%  1.69%  3.93%  4.02%  4.23%
 Without Sales Charge
   Return Before Taxes...................                              5.89%  5.26%  4.83%  4.36%  4.60%
   Return After Taxes on Distributions...                              5.88%  5.26%  4.83%  4.35%  4.60%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.33%  4.76%  4.67%  4.29%  4.23%
Arizona Municipal Bond (1) (2) (43)......   01/20/97       11/30/79                                         2.70%
 With Sales Charge
   Return Before Taxes...................                              5.71%  0.53%  3.81%  3.22%  4.08%
   Return After Taxes on Distributions...                              5.68%  0.53%  3.75%  3.10%  4.02%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.14%  1.77%  3.81%  3.22%  3.69%
 Without Sales Charge
   Return Before Taxes...................                              5.71%  5.53%  4.73%  3.57%  4.08%
   Return After Taxes on Distributions...                              5.68%  5.53%  4.67%  3.45%  4.02%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.14%  4.84%  4.54%  3.50%  3.69%

                                CLASS B SHARES

Fixed Income Funds

                                            Inception    Performance                                       30-Day
                                          Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                          ------------- -------------- ----  ------ ------ ------ ------- ---------
Treasury & Agency (1) (41)...............   01/20/97       04/30/88                                         2.92%
 With Sales Charge
   Return Before Taxes...................                              6.36%  3.89%  6.03%  6.00%  5.64%
   Return After Taxes on Distributions...                              5.54%  2.32%  4.06%  3.91%  4.48%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.95%  2.35%  3.84%  3.77%  4.06%
 Without Sales Charge
   Return Before Taxes...................                              6.36%  6.89%  6.62%  6.00%  5.64%
   Return After Taxes on Distributions...                              5.54%  5.32%  4.67%  3.91%  4.48%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              4.95%  4.20%  4.33%  3.77%  4.06%
Income Bond (4) (25) (44)................    5/31/95       03/05/93                                         4.88%
 With Sales Charge
   Return Before Taxes...................                              5.49%  1.06%  5.17%  5.37%    NA
   Return After Taxes on Distributions...                              2.89% -1.03%  2.94%  3.16%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.00%  0.61%  3.01%  3.21%    NA
 Without Sales Charge
   Return Before Taxes...................                              5.49%  6.06%  6.07%  5.69%    NA
   Return After Taxes on Distributions...                              2.89%  3.97%  3.87%  3.51%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.00%  3.68%  3.76%  3.49%    NA
Intermediate Bond (5) (23) (43)..........   09/23/96       12/31/83                                         5.23%
 With Sales Charge
   Return Before Taxes...................                              7.35%  2.30%  5.88%  5.80%  5.74%
   Return After Taxes on Distributions...                              6.12%  0.11%  3.66%  3.62%  3.56%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.69%  1.37%  3.59%  3.55%  3.51%
 Without Sales Charge
   Return Before Taxes...................                              7.35%  7.30%  6.77%  6.12%  5.74%
   Return After Taxes on Distributions...                              6.12%  5.11%  4.59%  3.97%  3.56%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              5.69%  4.44%  4.33%  3.82%  3.51%
Bond (5) (24) (43).......................   08/26/96       12/31/83                                         5.33%
 With Sales Charge
   Return Before Taxes...................                              8.37%  3.34%  6.49%  6.44%  6.70%
   Return After Taxes on Distributions...                              6.86%  0.92%  4.13%  4.14%  4.26%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              6.40%  2.05%  4.01%  4.01%  4.16%
 Without Sales Charge
   Return Before Taxes...................                              8.37%  8.34%  7.36%  6.74%  6.70%
   Return After Taxes on Distributions...                              6.86%  5.92%  5.04%  4.48%  4.26%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              6.40%  5.12%  4.74%  4.28%  4.16%
Short-Term Municipal Bond (28)...........   05/04/98       05/04/98                                         2.09%
 With Sales Charge
   Return Before Taxes...................                              3.68%  1.10%  3.35%    NA     NA
   Return After Taxes on Distributions...                              3.67%  1.10%  3.35%    NA     NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.55%  1.72%  3.32%    NA     NA
 Without Sales Charge
   Return Before Taxes...................                              3.68%  4.10%  3.97%    NA     NA
   Return After Taxes on Distributions...                              3.67%  4.10%  3.97%    NA     NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                              3.55%  3.56%  3.81%    NA     NA

                                CLASS B SHARES

Fixed Income Funds

                                       Inception    Performance                                         30-Day
                                     Date of Class Inception Date  Life  1 Year  3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------  ------ ------ ------- ---------
Tax-Free Bond (6) (30) (43).........   04/04/95       03/01/88                                           3.17%
 With Sales Charge
   Return Before Taxes..............                               6.51%   0.33%  4.37%  4.45%  5.64%
   Return After Taxes on
    Distributions...................                               6.14%   0.33%  4.37%  4.43%  5.22%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.05%   1.74%  4.30%  4.36%  5.16%
 Without Sales Charge
   Return Before Taxes..............                               6.51%   5.33%  5.28%  4.78%  5.64%
   Return After Taxes on
    Distributions...................                               6.14%   5.33%  5.28%  4.77%  5.22%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.05%   4.80%  5.03%  4.63%  5.16%
Michigan Municipal Bond (34) (44)...   09/23/96       02/01/93                                           2.75%
 With Sales Charge
   Return Before Taxes..............                               4.71%   0.49%  3.81%  4.19%    NA
   Return After Taxes on
    Distributions...................                               4.70%   0.49%  3.79%  4.17%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.57%   1.81%  3.85%  4.16%    NA
 Without Sales Charge
   Return Before Taxes..............                               4.71%   5.49%  4.73%  4.53%    NA
   Return After Taxes on
    Distributions...................                               4.70%   5.49%  4.71%  4.51%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.57%   4.88%  4.59%  4.43%    NA
High Yield Bond.....................   11/13/98       11/13/98                                           9.30%
 With Sales Charge
   Return Before Taxes..............                              -0.84%  -7.79% -2.11%    NA     NA
   Return After Taxes on
    Distributions...................                              -4.14% -10.82% -5.47%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -2.20%  -4.75% -3.23%    NA     NA
 Without Sales Charge
   Return Before Taxes..............                              -0.23%  -3.34% -1.34%    NA     NA
   Return After Taxes on
    Distributions...................                              -3.47%  -6.37% -4.65%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -1.69%  -2.01% -2.61%    NA     NA

                                CLASS B SHARES

Equity Funds

Average Annual Total Returns as of 06/30/02

                                       Inception    Performance                                          30-Day
                                     Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------  ------  ------ ------- ---------
Mid Cap Value (7)(43)...............   01/14/94       03/02/89                                             NA
 With Sales Charge
   Return Before Taxes..............                              11.23%  -5.32%   7.86% 10.63%  12.20%
   Return After Taxes on
    Distributions...................                               8.74%  -7.78%   5.70%  7.56%   9.46%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.40%  -2.57%   5.68%  7.65%   9.11%
 Without Sales Charge
   Return Before Taxes..............                              11.23%  -0.77%   8.71% 10.88%  12.20%
   Return After Taxes on
    Distributions...................                               8.74%  -3.22%   6.59%  7.85%   9.46%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.40%   0.23%   6.39%  7.88%   9.11%
Equity Income (8)(43)...............   01/14/94       07/02/87                                             NA
 With Sales Charge
   Return Before Taxes..............                               8.72% -14.78%  -6.46%  2.14%   9.33%
   Return After Taxes on
    Distributions...................                               7.15% -15.95%  -8.00%  0.34%   7.68%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.91%  -7.98%  -5.01%  1.71%   7.50%
 Without Sales Charge
   Return Before Taxes..............                               8.72% -10.57%  -5.71%  2.41%   9.33%
   Return After Taxes on
    Distributions...................                               7.15% -11.74%  -7.22%  0.63%   7.68%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.91%  -5.40%  -4.43%  1.93%   7.50%
Equity Index (9)(43)................   01/14/94       07/02/91                                             NA
 With Sales Charge
   Return Before Taxes..............                              10.11% -23.11% -11.26%  1.97%   9.95%
   Return After Taxes on
    Distributions...................                               9.34% -23.15% -11.36%  1.57%   9.21%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.30% -14.19%  -8.76%  1.56%   8.16%
 Without Sales Charge
   Return Before Taxes..............                              10.11% -19.07% -10.37%  2.34%   9.95%
   Return After Taxes on
    Distributions...................                               9.34% -19.10% -10.47%  1.94%   9.21%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.30% -11.71%  -8.08%  1.86%   8.16%
Large Cap Value (10)(43)............   01/14/94       03/01/91                                             NA
 With Sales Charge
   Return Before Taxes..............                               7.95% -24.26%  -8.29%  1.75%   7.47%
   Return After Taxes on
    Distributions...................                               5.94% -24.44%  -9.19%  0.40%   5.36%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               5.74% -14.68%  -6.52%  1.20%   5.27%
 Without Sales Charge
   Return Before Taxes..............                               7.95% -20.32%  -7.47%  2.06%   7.47%
   Return After Taxes on
    Distributions...................                               5.94% -20.50%  -8.35%  0.73%   5.36%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               5.74% -12.26%  -5.89%  1.45%   5.27%
Mid Cap Growth (11)(43).............   01/14/94       03/02/89                                             NA
 With Sales Charge
   Return Before Taxes..............                              13.47% -20.24%  -1.68%  9.63%  12.93%
   Return After Taxes on
    Distributions...................                              10.23% -20.30%  -4.52%  6.04%   9.22%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              10.14% -12.35%  -1.63%  6.96%   9.36%
 Without Sales Charge
   Return Before Taxes..............                              13.47% -16.06%  -0.96%  9.87%  12.93%
   Return After Taxes on
    Distributions...................                              10.23% -16.12%  -3.76%  6.32%   9.22%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              10.14%  -9.78%  -1.06%  7.17%   9.36%

                                CLASS B SHARES

Equity Funds

                                            Inception    Performance                                          30-Day
                                          Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                          ------------- -------------- -----  ------  ------  ------ ------- ---------
International Equity Index (3)(12)(44)...   01/14/94       10/28/92                                              NA
 With Sales Charge
   Return Before Taxes...................                               4.81% -16.76%  -9.52% -2.18%    NA
   Return After Taxes on Distributions...                               4.22% -16.89%  -9.69% -2.71%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                               3.79% -10.29%  -7.46% -1.75%    NA
 Without Sales Charge
   Return Before Taxes...................                               4.81% -12.39%  -8.62% -1.83%    NA
   Return After Taxes on Distributions...                               4.22% -12.53%  -8.79% -2.35%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                               3.79%  -7.61%  -6.77% -1.47%    NA
Balanced (13)(44)........................   01/14/94       04/02/93                                            1.57%
 With Sales Charge
   Return Before Taxes...................                               7.02% -14.35%  -4.37%  3.64%    NA
   Return After Taxes on Distributions...                               5.30% -14.89%  -5.31%  1.78%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                               5.10%  -8.79%  -3.78%  2.32%    NA
 Without Sales Charge
   Return Before Taxes...................                               7.02%  -9.92%  -3.48%  3.95%    NA
   Return After Taxes on Distributions...                               5.30% -10.45%  -4.40%  2.11%    NA
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                               5.10%  -6.07%  -3.08%  2.58%    NA
Large Cap Growth (14)(43)................   01/14/94       02/28/92                                              NA
 With Sales Charge
   Return Before Taxes...................                               7.08% -32.30% -19.50% -1.96%  7.45%
   Return After Taxes on Distributions...                               5.56% -32.30% -20.37% -3.72%  5.94%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                               5.89% -19.83% -14.25% -1.04%  6.25%
 Without Sales Charge
   Return Before Taxes...................                               7.08% -28.73% -18.80% -1.70%  7.45%
   Return After Taxes on Distributions...                               5.56% -28.73% -19.66% -3.44%  5.94%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                               5.89% -17.64% -13.76% -0.83%  6.25%
Small Cap Growth (15)(43)................   09/12/94       07/01/91                                              NA
 With Sales Charge
   Return Before Taxes...................                              10.17% -17.09%   0.16%  4.09%  9.16%
   Return After Taxes on Distributions...                               7.82% -17.09%  -1.77%  1.73%  6.66%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                               7.70% -10.49%  -0.28%  2.77%  6.71%
 Without Sales Charge
   Return Before Taxes...................                              10.17% -12.73%   0.99%  4.36%  9.16%
   Return After Taxes on Distributions...                               7.82% -12.73%  -0.92%  2.02%  6.66%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                               7.70%  -7.82%   0.39%  2.99%  6.71%
Diversified Equity (16)(43)..............   09/09/94       12/29/89                                              NA
 With Sales Charge
   Return Before Taxes...................                              10.10% -23.50% -10.85%  2.34%  9.33%
   Return After Taxes on Distributions...                               8.07% -23.55% -11.35%  0.80%  6.86%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                               7.76% -14.36%  -8.36%  1.51%  6.74%
 Without Sales Charge
   Return Before Taxes...................                              10.10% -19.49% -10.01%  2.65%  9.33%
   Return After Taxes on Distributions...                               8.07% -19.54% -10.50%  1.14%  6.86%
   Return After Taxes on Distributions
    and Sale of Fund Shares..............                               7.76% -11.90%  -7.72%  1.77%  6.74%

                                CLASS B SHARES

Equity Funds

                                       Inception    Performance                                          30-Day
                                     Date of Class Inception Date  Life   1 Year  3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ------  ------  ------ ------ ------- ---------
Small Cap Value (4) (5) (17) (43)...   01/27/95       06/30/72                                             NA
 With Sales Charge
   Return Before Taxes..............                                9.42%   9.65% 15.55%  9.61%  12.85%
   Return After Taxes on
    Distributions...................                                9.05%   7.79% 14.76%  8.28%  11.72%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                8.45%   6.50% 12.43%  7.35%  10.53%
 Without Sales Charge
   Return Before Taxes..............                                9.42%  14.65% 16.29%  9.88%  12.85%
   Return After Taxes on
    Distributions...................                                9.05%  12.79% 15.52%  8.57%  11.72%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                8.45%   9.57% 13.06%  7.59%  10.53%
Diversified Mid Cap (5) (18) (43)...   09/23/96       12/31/83                                             NA
 With Sales Charge
   Return Before Taxes..............                               11.75% -13.59%  2.14%  6.02%  12.35%
   Return After Taxes on
    Distributions...................                                9.55% -14.52% -4.47%  0.14%   8.10%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                9.92%  -7.39%  1.17%  3.79%   9.32%
 Without Sales Charge
   Return Before Taxes..............                               11.75%  -9.28%  2.50%  6.13%  12.35%
   Return After Taxes on
    Distributions...................                                9.55% -10.21% -4.06%  0.28%   8.10%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                9.92%  -4.75%  1.47%  3.89%   9.32%
Diversified International (3) (5)
 (19)...............................   08/26/96       04/30/86                                             NA
 With Sales Charge
   Return Before Taxes..............                                5.56% -14.14% -7.99% -1.55%   3.91%
   Return After Taxes on
    Distributions...................                                5.64% -14.35% -8.30% -1.84%   3.88%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                4.90%  -8.68% -6.25% -1.26%   3.32%
 Without Sales Charge
   Return Before Taxes..............                                5.56%  -9.65% -7.09% -1.17%   3.91%
   Return After Taxes on
    Distributions...................                                5.64%  -9.86% -7.39% -1.46%   3.88%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                4.90%  -5.92% -5.56% -0.96%   3.32%
Market Expansion Index (20).........   07/31/98       07/31/98                                             NA
 With Sales Charge
   Return Before Taxes..............                                7.82%  -7.59%  5.07%    NA      NA
   Return After Taxes on
    Distributions...................                                5.21%  -7.67%  2.28%    NA      NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                5.95%  -4.58%  3.68%    NA      NA
 Without Sales Charge
   Return Before Taxes..............                                8.34%  -2.75%  5.79%    NA      NA
   Return After Taxes on
    Distributions...................                                5.77%  -2.83%  3.04%    NA      NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                                6.39%  -1.61%  4.27%    NA      NA
Health Sciences.....................   03/23/01       03/23/01                                             NA
 With Sales Charge
   Return Before Taxes..............                              -12.58% -28.64%    NA     NA      NA
   Return After Taxes on
    Distributions...................                              -12.67% -28.74%    NA     NA      NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -10.06% -17.57%    NA     NA      NA
 Without Sales Charge
   Return Before Taxes..............                               -9.74% -24.90%    NA     NA      NA
   Return After Taxes on
    Distributions...................                               -9.83% -25.00%    NA     NA      NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               -7.80% -15.27%    NA     NA      NA

                                CLASS B SHARES

Equity Funds

                                       Inception    Performance                                          30-Day
                                     Date of Class Inception Date  Life   1 Year  3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ------  ------  ------ ------ ------- ---------
Technology..........................   07/28/00       07/28/00
 With Sales Charge
   Return Before Taxes..............                              -43.20% -43.00%   NA     NA     NA       NA
   Return After Taxes on
    Distributions...................                              -43.20% -43.00%   NA     NA     NA       NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -32.50% -26.40%   NA     NA     NA       NA
 Without Sales Charge
   Return Before Taxes..............                              -41.98% -40.00%   NA     NA     NA       NA
   Return After Taxes on
    Distributions...................                              -41.98% -40.00%   NA     NA     NA       NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -31.67% -24.56%   NA     NA     NA       NA

                                CLASS B SHARES

Fund of Funds

Average Annual Total Returns as of 6/30/02


                                       Inception    Performance                                        30-Day
                                     Date of Class Inception Date Life  1 Year  3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ----  ------  ------ ------ ------- ---------
Investor Conservative Growth........   12/10/96       12/10/96
 With Sales Charge
   Return Before Taxes..............                              4.67%  -6.60%  0.50%  3.95%   NA       NA
   Return After Taxes on
    Distributions...................                              3.02%  -7.86% -1.16%  2.27%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.05%  -3.98% -0.28%  2.46%   NA
 Without Sales Charge
   Return Before Taxes..............                              4.82%  -1.86%  1.39%  4.28%   NA
   Return After Taxes on
    Distributions...................                              3.18%  -3.12% -0.24%  2.63%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.17%  -1.07%  0.44%  2.74%   NA
Investor Balanced...................   12/10/96       12/10/96                                           NA
 With Sales Charge
   Return Before Taxes..............                              5.37% -10.50% -1.65%  4.15%   NA
   Return After Taxes on
    Distributions...................                              3.81% -11.44% -3.08%  2.55%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.76%  -6.38% -1.80%  2.76%   NA
 Without Sales Charge
   Return Before Taxes..............                              5.51%  -5.92% -0.78%  4.48%   NA
   Return After Taxes on
    Distributions...................                              3.96%  -6.87% -2.18%  2.90%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.88%  -3.57% -1.10%  3.04%   NA
Investor Growth & Income............   12/10/96       12/10/96                                           NA
 With Sales Charge
   Return Before Taxes..............                              5.74% -14.55% -3.62%  4.01%   NA
   Return After Taxes on
    Distributions...................                              4.39% -15.19% -4.83%  2.60%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              4.28%  -8.79% -3.14%  2.85%   NA
 Without Sales Charge
   Return Before Taxes..............                              5.88% -10.15% -2.76%  4.35%   NA
   Return After Taxes on
    Distributions...................                              4.54% -10.80% -3.95%  2.95%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              4.40%  -6.09% -2.46%  3.13%   NA
Investor Growth.....................   12/10/96       12/10/96                                           NA
 With Sales Charge
   Return Before Taxes..............                              6.27% -17.98% -5.17%  4.07%   NA
   Return After Taxes on
    Distributions...................                              5.05% -18.37% -6.26%  2.75%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              4.92% -10.80% -4.15%  3.08%   NA
 Without Sales Charge
   Return Before Taxes..............                              6.41% -13.74% -4.33%  4.40%   NA
   Return After Taxes on
    Distributions...................                              5.19% -14.14% -5.40%  3.10%   NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              5.04%  -8.20% -3.49%  3.36%   NA

                                CLASS C SHARES

Fixed Income Funds

Average Annual Total Returns as of 6/30/02

                                       Inception    Performance                                        30-Day
                                     Date of Class Inception Date  Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------ ------ ------ ------- ---------
Municipal Income (2) (31)...........   11/04/97       02/09/93                                          3.37%
 With Sales Charge
   Return Before Taxes..............                               4.82%  3.81%  3.98%  5.02%    NA
   Return After Taxes on
    Distributions...................                               4.71%  3.81%  3.98%  5.02%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.72%  3.84%  3.98%  5.01%    NA
 Without Sales Charge
   Return Before Taxes..............                               4.82%  4.81%  3.98%  5.02%    NA
   Return After Taxes on
    Distributions...................                               4.71%  4.81%  3.98%  5.02%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.72%  4.45%  3.98%  5.01%    NA
Intermediate Bond (5) (23)..........   03/22/99       12/31/83                                          5.23%
 With Sales Charge
   Return Before Taxes..............                               7.37%  6.30%  6.77%  6.12%  5.78%
   Return After Taxes on
    Distributions...................                               6.13%  4.11%  4.59%  3.97%  3.58%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               5.69%  3.83%  4.33%  3.82%  3.53%
 Without Sales Charge
   Return Before Taxes..............                               7.37%  7.30%  6.77%  6.12%  5.78%
   Return After Taxes on
    Distributions...................                               6.13%  5.11%  4.59%  3.97%  3.58%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               5.69%  4.44%  4.33%  3.82%  3.53%
Government Bond (26)................   03/22/99       02/08/93                                          4.47%
 With Sales Charge
   Return Before Taxes..............                               5.46%  7.26%  7.03%  6.32%    NA
   Return After Taxes on
    Distributions...................                               3.39%  5.28%  4.91%  4.24%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               3.32%  4.41%  4.57%  4.02%    NA
 Without Sales Charge
   Return Before Taxes..............                               5.46%  8.26%  7.03%  6.32%    NA
   Return After Taxes on
    Distributions...................                               3.39%  6.28%  4.91%  4.24%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               3.32%  5.02%  4.57%  4.02%    NA
High Yield Bond (27)................   03/22/99       11/13/98                                          9.30%
 With Sales Charge
   Return Before Taxes..............                              -0.20% -4.22% -1.31%    NA     NA
   Return After Taxes on
    Distributions...................                              -3.47% -7.25% -4.61%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -1.69% -2.55% -2.58%    NA     NA
 Without Sales Charge
   Return Before Taxes..............                              -0.20% -3.33% -1.31%    NA     NA
   Return After Taxes on
    Distributions...................                              -3.47% -6.36% -4.61%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -1.69% -2.01% -2.58%    NA     NA
Income Bond (25)....................   05/30/00       03/05/93                                          4.88%
 With Sales Charge
   Return Before Taxes..............                               5.42%  5.10%  6.11%  5.69%    NA
   Return After Taxes on
    Distributions...................                               2.87%  3.00%  3.91%  3.47%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               2.98%  3.09%  3.79%  3.47%    NA
 Without Sales Charge
   Return Before Taxes..............                               5.42%  6.10%  6.11%  5.69%    NA
   Return After Taxes on
    Distributions...................                               2.87%  4.00%  3.91%  3.47%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               2.98%  3.71%  3.79%  3.47%    NA

                                CLASS C SHARES

Fixed Income Funds

                                       Inception    Performance                                       30-Day
                                     Date of Class Inception Date Life  1 Year 3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ----  ------ ------ ------ ------- ---------
Bond (5) (24).......................   03/22/99       12/31/83                                         5.33%
 With Sales Charge
   Return Before Taxes..............                              8.39%  7.33%  7.38%  6.83%  6.75%
   Return After Taxes on
    Distributions...................                              6.88%  4.91%  5.06%  4.56%  4.29%       '
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              6.42%  4.50%  4.76%  4.35%  4.19%
 Without Sales Charge
   Return Before Taxes..............                              8.39%  8.33%  7.38%  6.83%  6.75%
   Return After Taxes on
    Distributions...................                              6.88%  5.91%  5.06%  4.56%  4.29%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              6.42%  5.11%  4.76%  4.35%  4.19%
Ultra Short-Term Bond (21)..........   11/01/01       02/02/93                                         3.00%
   Return Before Taxes..............                              4.43%  4.17%  5.21%  4.80%    NA
   Return After Taxes on
    Distributions...................                              2.66%  2.81%  3.35%  2.93%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              2.66%  2.53%  3.24%  2.90%    NA
Short-Term Bond (22)................   11/01/01       09/04/90                                         3.56%
   Return Before Taxes..............                              5.71%  5.76%  5.72%  5.25%  4.96%
   Return After Taxes on
    Distributions...................                              3.75%  4.06%  3.85%  3.34%  3.01%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.65%  3.50%  3.64%  3.25%  3.01%
Short-Term Municipal Bond (28)......   11/01/01       05/04/98                                         2.10%
   Return Before Taxes..............                              3.55%  3.97%  3.84%    NA     NA
   Return After Taxes on
    Distributions...................                              3.55%  3.97%  3.84%    NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.44%  3.59%  3.69%    NA     NA

                                CLASS C SHARES

Equity Funds

Average Annual Total Returns as of 6/30/02

                                       Inception    Performance                                          30-Day
                                     Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------  ------  ------ ------- ---------
Mid Cap Value (7)...................   03/22/99       03/02/89                                             NA
 With Sales Charge
   Return Before Taxes..............                              11.24%  -1.68%   8.80% 10.96%  12.26%
   Return After Taxes on
    Distributions...................                               8.67%  -4.13%   6.65%  7.69%   9.37%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.34%  -0.33%   6.44%  7.75%   9.04%
 Without Sales Charge
   Return Before Taxes..............                              11.24%  -0.77%   8.80% 10.96%  12.26%
   Return After Taxes on
    Distributions...................                               8.67%  -3.22%   6.65%  7.69%   9.37%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.34%   0.23%   6.44%  7.75%   9.04%
Equity Income (8)...................   11/04/97       07/02/87                                             NA
 With Sales Charge
   Return Before Taxes..............                               8.74% -11.36%  -5.71%  2.46%   9.33%
   Return After Taxes on
    Distributions...................                               7.09% -12.54%  -7.22%  0.65%   7.60%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.86%  -5.88%  -4.43%  1.95%   7.43%
 Without Sales Charge
   Return Before Taxes..............                               8.74% -10.52%  -5.71%  2.46%   9.33%
   Return After Taxes on
    Distributions...................                               7.09% -11.70%  -7.22%  0.65%   7.60%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.86%  -5.37%  -4.43%  1.95%   7.43%
Equity Index (9)....................   11/04/97       07/02/91                                             NA
 With Sales Charge
   Return Before Taxes..............                              10.12% -19.87% -10.36%  2.38%   9.96%
   Return After Taxes on
    Distributions...................                               9.30% -19.91% -10.46%  1.95%   9.16%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.27% -12.20%  -8.08%  1.87%   8.11%
 Without Sales Charge
   Return Before Taxes..............                              10.12% -19.06% -10.36%  2.38%   9.96%
   Return After Taxes on
    Distributions...................                               9.30% -19.10% -10.46%  1.95%   9.16%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.27% -11.70%  -8.08%  1.87%   8.11%
Large Cap Value (10)................   03/22/99       03/01/91                                             NA
 With Sales Charge
   Return Before Taxes..............                               7.95% -21.14%  -7.48%  2.05%   7.47%
   Return After Taxes on
    Distributions...................                               5.79% -21.31%  -8.37%  0.64%   5.18%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               5.62% -12.76%  -5.90%  1.39%   5.13%
 Without Sales Charge
   Return Before Taxes..............                               7.95% -20.35%  -7.48%  2.05%   7.47%
   Return After Taxes on
    Distributions...................                               5.79% -20.53%  -8.37%  0.64%   5.18%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               5.62% -12.27%  -5.90%  1.39%   5.13%
Mid Cap Growth (11).................   11/04/97       03/02/89                                             NA
 With Sales Charge
   Return Before Taxes..............                              13.55% -16.92%  -0.89% 10.08%  13.05%
   Return After Taxes on
    Distributions...................                              10.35% -16.98%  -3.53%  6.70%   9.37%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              10.19% -10.32%  -0.99%  7.38%   9.42%
 Without Sales Charge
   Return Before Taxes..............                              13.55% -16.08%  -0.89% 10.08%  13.05%
   Return After Taxes on
    Distributions...................                              10.35% -16.14%  -3.53%  6.70%   9.37%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              10.19%  -9.81%  -0.99%  7.38%   9.42%

                                CLASS C SHARES

Equity Funds

                                       Inception    Performance                                          30-Day
                                     Date of Class Inception Date  Life  1 Year  3 Year  5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------  ------  ------ ------- ---------
International Equity Index (3) (12).   11/04/97       10/28/92                                              NA
 With Sales Charge
   Return Before Taxes..............                               4.87% -13.30%  -8.63% -1.69%    NA
   Return After Taxes on
    Distributions...................                               4.46% -13.42%  -8.80% -2.24%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               3.98%  -8.17%  -6.78% -1.38%    NA
 Without Sales Charge
   Return Before Taxes..............                               4.87% -12.43%  -8.63% -1.69%    NA
   Return After Taxes on
    Distributions...................                               4.46% -12.54%  -8.80% -2.24%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               3.98%  -7.63%  -6.78% -1.38%    NA
Balanced (13).......................   05/30/00       04/02/93                                            1.57%
 With Sales Charge
   Return Before Taxes..............                               6.99% -10.77%  -3.46%  3.94%    NA
   Return After Taxes on
    Distributions...................                               5.26% -11.32%  -4.40%  2.10%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               5.07%  -6.59%  -3.07%  2.58%    NA
 Without Sales Charge
   Return Before Taxes..............                               6.99%  -9.88%  -3.46%  3.94%    NA
   Return After Taxes on
    Distributions...................                               5.26% -10.43%  -4.40%  2.10%    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               5.07%  -6.05%  -3.07%  2.58%    NA
Large Cap Growth (14)...............   11/04/97       02/28/92                                              NA
 With Sales Charge
   Return Before Taxes..............                               7.08% -29.41% -18.77% -1.69%  7.46%
   Return After Taxes on
    Distributions...................                               5.45% -29.41% -19.63% -3.45%  5.83%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               5.79% -18.06% -13.73% -0.83%  6.16%
 Without Sales Charge
   Return Before Taxes..............                               7.08% -28.69% -18.77% -1.69%  7.46%
   Return After Taxes on
    Distributions...................                               5.45% -28.69% -19.63% -3.45%  5.83%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               5.79% -17.62% -13.73% -0.83%  6.16%
Small Cap Growth (15)...............   11/04/97       07/01/91                                              NA
 With Sales Charge
   Return Before Taxes..............                              10.16% -13.62%   1.03%  4.39%  9.15%
   Return After Taxes on
    Distributions...................                               7.86% -13.62%  -0.83%  2.10%  6.70%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.72%  -8.36%   0.43%  3.03%  6.73%
 Without Sales Charge
   Return Before Taxes..............                              10.16% -12.75%   1.03%  4.39%  9.15%
   Return After Taxes on
    Distributions...................                               7.86% -12.75%  -0.83%  2.10%  6.70%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.72%  -7.83%   0.43%  3.03%  6.73%
Diversified Equity (16).............   11/04/97       12/29/89                                              NA
 With Sales Charge
   Return Before Taxes..............                              10.13% -20.31% -10.00%  2.71%  9.37%
   Return After Taxes on
    Distributions...................                               7.85% -20.36% -10.49%  1.18%  6.74%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.55% -12.41%  -7.71%  1.81%  6.61%
 Without Sales Charge
   Return Before Taxes..............                              10.13% -19.51% -10.00%  2.71%  9.37%
   Return After Taxes on
    Distributions...................                               7.85% -19.56% -10.49%  1.18%  6.74%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               7.55% -11.91%  -7.71%  1.81%  6.61%

                                CLASS C SHARES

Equity Funds

                                       Inception    Performance                                         30-Day
                                     Date of Class Inception Date  Life  1 Year  3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- -----  ------  ------ ------ ------- ---------
Small Cap Value (5) (17)............   03/22/99       06/30/72                                            NA
 With Sales Charge
   Return Before Taxes..............                               9.41%  13.68% 16.39%  9.87%  12.84%
   Return After Taxes on
    Distributions...................                               9.05%  11.78% 15.56%  8.53%  11.70%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.45%   8.98% 13.11%  7.56%  10.52%
 Without Sales Charge
   Return Before Taxes..............                               9.41%  14.68% 16.39%  9.87%  12.84%
   Return After Taxes on
    Distributions...................                               9.05%  12.78% 15.56%  8.53%  11.70%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               8.45%   9.59% 13.11%  7.56%  10.52%
Diversified Mid Cap (18)............   03/22/99       12/31/83                                            NA
 With Sales Charge
   Return Before Taxes..............                              11.72% -10.14%  2.51%  6.14%  12.28%
   Return After Taxes on
    Distributions...................                              10.28% -11.06% -1.66%  2.54%   9.43%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              10.88%  -5.27%  5.74%  6.84%  11.02%
 Without Sales Charge
   Return Before Taxes..............                              11.72%  -9.27%  2.51%  6.14%  12.28%
   Return After Taxes on
    Distributions...................                              10.28% -10.20% -1.66%  2.54%   9.43%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              10.88%  -4.74%  5.74%  6.84%  11.02%
Diversified International (3) (5)
 (19)...............................   03/22/99       04/30/86                                            NA
 With Sales Charge
   Return Before Taxes..............                               5.55% -10.58% -7.10% -1.25%   3.84%
   Return After Taxes on
    Distributions...................                               5.48% -10.79% -7.41% -1.58%   3.62%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.77%  -6.50% -5.56% -1.04%   3.12%
 Without Sales Charge
   Return Before Taxes..............                               5.55%  -9.69% -7.10% -1.25%   3.84%
   Return After Taxes on
    Distributions...................                               5.48%  -9.89% -7.41% -1.58%   3.62%
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               4.77%  -5.95% -5.56% -1.04%   3.12%
Market Expansion Index (20).........   03/22/99       07/31/98                                            NA
 With Sales Charge
   Return Before Taxes..............                               7.93%  -3.66%  5.86%    NA      NA
   Return After Taxes on
    Distributions...................                               5.32%  -3.75%  3.05%    NA      NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.04%  -2.17%  4.31%    NA      NA
 Without Sales Charge
   Return Before Taxes..............                               7.93%  -2.69%  5.86%    NA      NA
   Return After Taxes on
    Distributions...................                               5.32%  -2.78%  3.05%    NA      NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                               6.04%  -1.58%  4.31%    NA      NA
Health Sciences.....................   03/23/01       03/23/01                                            NA
 With Sales Charge
   Return Before Taxes..............                              -9.82% -25.67%    NA     NA      NA
   Return After Taxes on
    Distributions...................                              -9.91% -25.77%    NA     NA      NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -7.86% -15.75%    NA     NA      NA
 Without Sales Charge
   Return Before Taxes..............                              -9.82% -24.92%    NA     NA      NA
   Return After Taxes on
    Distributions...................                              -9.91% -25.02%    NA     NA      NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -7.86% -15.29%    NA     NA      NA

                                CLASS C SHARES

Equity Funds

                                       Inception    Performance                                          30-Day
                                     Date of Class Inception Date  Life   1 Year  3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ------  ------  ------ ------ ------- ---------
Technology..........................   07/28/00       07/28/00                                             NA
 With Sales Charge
   Return Before Taxes..............                              -41.89% -40.53%   NA     NA     NA
   Return After Taxes on
    Distributions...................                              -41.89% -40.53%   NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -31.61% -24.89%   NA     NA     NA
 Without Sales Charge
   Return Before Taxes..............                              -41.89% -39.93%   NA     NA     NA
   Return After Taxes on
    Distributions...................                              -41.89% -39.93%   NA     NA     NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              -31.61% -24.52%   NA     NA     NA

                                CLASS C SHARES

Funds of Funds

Average Annual Total Returns as of 6/30/02

                                       Inception    Performance                                      30-Day
                                     Date of Class Inception Date Life 1 Year 3 Year 5 Year 10 Year SEC Yield
                                     ------------- -------------- ---- ------ ------ ------ ------- ---------
Investor Conservative Growth (36)...   07/01/97       12/10/96                                         NA
 With Sales Charge
   Return Before Taxes..............                              4.81  -2.80  1.42   4.28    NA
   Return After Taxes on
    Distributions...................                              3.17  -4.06 -0.20   2.62    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.17  -1.65  0.47   2.73    NA
 Without Sales Charge
   Return Before Taxes..............                              4.81  -1.85  1.42   4.28    NA
   Return After Taxes on
    Distributions...................                              3.17  -3.12 -0.20   2.62    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.17  -1.06  0.47   2.73    NA
Investor Balanced (37)..............   07/01/97       12/10/96                                         NA
 With Sales Charge
   Return Before Taxes..............                              5.49  -6.83 -0.78   4.45    NA
   Return After Taxes on
    Distributions...................                              3.92  -7.80 -2.19   2.86    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.86  -4.13 -1.10   3.01    NA
 Without Sales Charge
   Return Before Taxes..............                              5.49  -5.92 -0.78   4.45    NA
   Return After Taxes on
    Distributions...................                              3.92  -6.88 -2.19   2.86    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              3.86  -3.57 -1.10   3.01    NA
Investor Growth & Income (38).......   07/01/97       12/10/96                                         NA
 With Sales Charge
   Return Before Taxes..............                              5.88 -11.07 -2.75   4.35    NA
   Return After Taxes on
    Distributions...................                              4.52 -11.73 -3.95   2.93    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              4.39  -6.65 -2.45   3.12    NA
 Without Sales Charge
   Return Before Taxes..............                              5.88 -10.19 -2.75   4.35    NA
   Return After Taxes on
    Distributions...................                              4.52 -10.86 -3.95   2.93    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              4.39  -6.11 -2.45   3.12    NA
Investor Growth (39)................   07/01/97       12/10/96                                         NA
 With Sales Charge
   Return Before Taxes..............                              6.39 -14.58 -4.35   4.38    NA
   Return After Taxes on
    Distributions...................                              5.15 -14.99 -5.44   3.06    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              5.02  -8.72 -3.52   3.34    NA
 Without Sales Charge
   Return Before Taxes..............                              6.39 -13.74 -4.35   4.38    NA
   Return After Taxes on
    Distributions...................                              5.15 -14.14 -5.44   3.06    NA
   Return After Taxes on
    Distributions and Sale of Fund
    Shares..........................                              5.02  -8.20 -3.52   3.34    NA

PERFORMANCE FOOTNOTES

 (1) The quoted performance of these funds ("MUTUAL FUNDS") advised by Banc One Investment Advisors Corporation includes performance of certain (8) collective trust fund ("COMMINGLED") accounts for periods dating back to 12/31/83 for the West Virginia Municipal Bond Fund, 11/30/79 for the Arizona Municipal Bond, Fund and 4/30/88 for the Treasury & Agency Fund. Prior to the Mutual Funds' commencement of operations on 1/20/97, the Commingled accounts were adjusted to reflect the expenses associated with the Mutual Funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

 (2) A portion of the income may be subject to the federal alternative minimum tax.

 (3) Foreign investing involves a greater degree of risk and volatility.

 (4) Prior to September 21, 1996, the predecessor of the Small Cap Value Fund and the Income Bond Fund had no operating history. Except as noted below, performance for periods prior to such date is represented by the performance of Prairie Special Opportunity and Prairie Intermediate Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the predecessors of the Small Cap Value Fund and the Income Bond Fund.

 (5) Performance of the predecessor to the Small Cap Value Fund for periods prior to January 27, 1995 is represented by performance of a common trust fund managed by First National Bank of Chicago before the effective date of the registration statement of the Fund. Performance of the predecessor to the Diversified Mid Cap Fund (6/1/91), the Diversified International Fund (12/3/94), the Intermediate Bond Fund (6/1/91), and the Bond Fund (6/1/91) for periods prior to the dates shown here (inception of the Funds under 1940 Act) is represented by performance of certain common trust funds managed by NBD before the effective date of the registration statement of these Funds. The common trust funds were not registered under the 1940 Act and were not subject to certain restrictions that are imposed by the 1940 Act and Sub-Chapter M of the Code. If the common trust funds had been registered under the 1940 Act, performance may have been adversely affected. The common trust funds did not charge any expenses. Performance of the common trust funds (other than the common trust fund that is the predecessor to the Diversified International Fund) has been restated to reflect the maximum operating expenses charged (absent waivers and expense reimbursements) by the predecessor Prairie Fund upon its inception on January 27, 1995 in the case of the Small Cap Value Fund or by the other Funds upon their inception, as the case may be. Performance of the common trust fund that is the predecessor to the Diversified International Fund has been restated to reflect actual operating expenses charged after waivers and expense reimbursements.

 (6) Performance for periods prior to September 14, 1996 is represented by the performance of the Prairie Municipal Bond Fund. On such date, the assets and liabilities of the Prairie Municipal Bond Fund were transferred to the predecessor of the Tax-Free Bond Fund.

 (7) Mid Cap Value Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C on March 22, 1999, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

 (8) Equity Income Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

 (9) Equity Index Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(10) Large Cap Value Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C shares on March 22, 1999, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(11) Mid Cap Growth Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(12) International Equity Index Fund. For periods prior to the commencement of operations of Class A shares on April 23, 1993, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(13) Balanced Fund. For periods prior to the commencement of operations of Class B shares on January 14, 1994, and Class C shares on May 30, 2000, Class B and C performance is based on Class A, the original class offered. Class B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B and C reflects differences in sales charges between classes.

(14) Large Cap Growth Fund. For periods prior to the commencement of operations of Class A shares on February 22, 1994, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(15) Small Cap Growth Fund. The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996. For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on the performance of Class A, the original class offered, unadjusted for differences in expenses between classes. For periods prior to the commencement of operations of Class B shares on September 12, 1994, and Class C shares on November 4, 1997, Class B and C performance is based on Class A, the original class offered. Class B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B and C reflects differences in sales charges between classes.

(16) Diversified Equity Fund. The performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996. For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on Class A, the original class offered, unadjusted for differences in expenses between classes. For periods prior to the commencement of operations of Class B shares on September 9, 1994, and Class C shares on November 4, 1997, Class B and C performance is based on Class A, the original class offered. Class B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B and C reflects differences in sales charges between classes.

(17) Small Cap Value Fund. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund for the period prior to the consolidation with the One Group Small Cap Value Fund on March 22, 1999. For periods prior to the commencement of operations of Class I, Class A and Class B shares on January 27, 1995, performance is based on the common trust fund performance from June 30, 1972 to January 26, 1995, adjusted to reflect expenses. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B performance, the original class offered. Class B and C prior performance has been adjusted to reflect differences in expenses. In addition, the "with sales charge" performance for Class B and C reflects differences in sales charges between classes.

(18) Diversified Mid Cap Fund. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Diversified Mid Cap Fund on March 22, 1999. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class B shares on September 23, 1996 and Class C shares on March 22, 1999, Class A, B, and C performance is based on Class I, the original class offered. Class A, B and C prior class performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(19) Diversified International Fund. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund, and the Pegasus International Equity Fund for the period prior to the consolidation with One Group Diversified International Fund on March 22, 1999. For periods prior to the commencement of operations of Class A shares on December 3, 1994, Class B shares on August 26, 1996, and Class C shares on March 22, 1999, Class A,
     B and C performance is based on Class I, the original class offered. Class A, B and C prior class performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(20) Market Expansion Index Fund. One Group Market Expansion Index Fund consolidated with the Pegasus Market Expansion Index Fund on March 22, 1999. For financial reporting purposes, the Pegasus Market Expansion Index Fund was considered the accounting survivor. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B, the original class offered.

(21) Ultra Short-Term Bond Fund. For periods prior to the commencement of operations of Class A shares on March 10, 1993, Class B shares on January 14, 1994, and Class C shares on November 1, 2001, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A and B reflects differences in sales charges between classes. There is no CDSC on Class C shares of the Fund.

(22) Short-Term Bond Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class B shares on January 14, 1994, and Class C shares on November 1, 2001, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A and B reflects differences in sales charges between classes. There is no CDSC on Class C shares of the Fund.

(23) Intermediate Bond Fund. The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class B shares on September 23, 1996, and Class C shares on March 22, 1999, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(24) Bond Fund. The performance information for One Group Bond Fund includes the performance of a common trust fund, to the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class B shares on August 26, 1996, and Class C shares on March 22, 1999, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(25) Income Bond Fund. One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. The performance information for One Group Income Bond Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Multi-Sector Bond Fund. On December 2, 1994, the Fund terminated its offering of Class B shares and such shares converted to Class A shares. The Fund re-offered class B shares on May 31, 1995. For periods prior to the re-offering of Class B shares on May 31, 1995, and periods prior to the commencement of operations of Class C shares on May 30, 2000, Class B and C performance is based on the performance of Class I, the original class offered. Class B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B and C reflects differences in sales charges between classes.

(26) Government Bond Fund. For periods prior to the commencement of operations of Class A shares on March 5, 1993, Class B shares on January 14, 1994, and Class C shares on March 22, 1999, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and C reflects differences in sales charges between classes.

(27) High Yield Bond Fund. Prior to the commencement of operations of Class C shares on March 22, 1999, the performance of Class C is based on Class B, the original class offered. Class B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class C reflects differences in sales charges between classes.

(28) Short-Term Municipal Bond Fund. The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with One Group Short-Term Municipal Bond Fund on March 22, 1999. For the periods prior to the commencement of operations on November 1, 2001, Class C performance is based on Class I, the original class offered. Class C prior performance has been adjusted to reflect the differences in expenses. There is no CDSC on Class C shares of the Fund.

(29) Intermediate Tax-Free Bond Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, and Class B shares on January 14, 1994, Class A and B performance is based on Class I, the original class offered. Class A and B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A and B reflects differences in sales charges between classes.

(30) Tax-Free Bond Fund. The performance data includes the performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with One Group Tax-Free Bond Fund on March 22, 1999. For periods prior to the commencement of operations of Class I shares on February 1, 1995, Class I performance is based on Class A, the original class offered, adjusted for differences in sales charges but not expenses. For periods prior to the commencement of operations of Class B shares on April 4, 1995, Class B performance is based on Class A, the original class offered. Class A prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A reflects differences in sales charges between classes.

(31) Municipal Income Fund. For periods prior to the commencement of operations of Class A shares on February 23, 1993, Class B shares on January 14, 1994, and Class C shares on November 4, 1997, Class A, B and C performance is based on Class I, the original class offered. Class A, B and C prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A, B and reflects differences in sales charges between classes.

(32) Kentucky Municipal Bond Fund. The performance data includes the performance of the Trademark Kentucky Municipal Bond Fund for the period before it was consolidated with One Group Kentucky Municipal Bond Fund on January 20, 1995. For periods prior to the commencement of operations of Class A shares on January 20, 1995 and Class B shares on March 16, 1995, Class A and B performance is based on Class I, the original class offered. Class A and B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A and B reflects differences in sales charges between classes.

(33) Louisiana Municipal Bond Fund. The above-quoted performance data includes the performance of the Paragon Louisiana Tax-Free Bond Fund for the period before it was consolidated with One Group Louisiana Municipal Bond Fund on March 26, 1996. For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on Class A, the original class offered, adjusted for differences in sales charges but not expenses. For periods prior to the commencement of operations of Class B shares on September 16, 1994, Class B performance is based on Class A, the original class offered. Class B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B reflects differences in sales charges between classes.

(34) Michigan Municipal Bond Fund. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with One Group Michigan Municipal Bond Fund on March 22, 1999. Prior to the commencement of operations of Class B shares on September 23, 1996, the performance for Class B is based on Class I, the original class offered. Class B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class B reflects differences in sales charges between classes.

(35) Ohio Municipal Bond Fund. For periods prior to the commencement of operations of Class A shares on February 18, 1992, and Class B shares on January 14, 1994, Class A and B performance is based on Class I, the original class offered. Class A and B prior performance has been adjusted to reflect the differences in expenses. In addition, the "with sales charge" performance for Class A and B reflects differences in sales charges between classes.

(36) Investor Conservative Growth Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B, the original class offered.

(37) Investor Balanced Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B, the original class offered.

(38) Investor Growth & Income Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B, the original class offered.

(39) Investor Growth Fund. For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B, the original class offered.

(40) Mortgage-Backed Securities Fund. The Fund commenced operations on August 18, 2000, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

(41) Class B shares automatically convert to Class A shares after six years. Therefore, the performance in the "Life" and the "10 year" columns represents a combination of Class A and Class B operating expenses.

(42) Class B shares automatically convert to Class A shares after six years. Therefore, the performance in the "Life" column represents a combination of Class A and Class B operating expenses.

(43) Class B shares automatically convert to Class A shares after eight years. Therefore, the performance in the "Life" and the "10 year" columns represents a combination of Class A and Class B operating expenses.

(44) Class B shares automatically convert to Class A shares after eight years. Therefore, the performance in the "Life" column represents a combination of Class A and Class B operating expenses.

   The above quoted performance for the Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, and the Treasury & Agency Fund, respectively, includes the performance for the Arizona Municipal Bond Investment Fund, the West Virginia Municipal Bond Investment Fund and the Treasury Only Government Based Investment Trust, common trust funds managed by Banc One Investment Advisors (collectively the "CIFs"). The quoted performance of these Funds include performance of the corresponding CIFs for periods dating back to December 31, 1983 for the West Virginia Municipal Bond Fund, November 30, 1979 for the Arizona Municipal Bond Fund and April 30, 1988 for the Treasury & Agency Fund. Because the management of the Funds is materially identical as the CIFs, the quoted performance of the Funds will include the performance of the CIFs for the periods prior to January 20, 1997, the effectiveness of the Trust's registration statement as it relates to the Funds. The quoted performance will be adjusted to reflect the deduction of estimated current fees of the Funds on a class by class basis absent any waivers. The CIFs were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore were not subject to certain investment restrictions, limitations, and diversification requirements that are imposed by the 1940 Act and the Code. If the CIFs had been so registered, their performance might have been adversely affected.

   ADDITIONAL INFORMATION REGARDING PERFORMANCE

   The performance of each class of a Fund may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices that may assume investment of dividends but do not reflect deductions for administrative and management costs. Further, the performance of each class of a Fund may be compared to other funds or to relevant indices that may calculate total return without reflecting sales charges; in which case, a Fund may advertise its total return in the same manner. If reflected, sales charges would reduce these total return calculations.

   THE MONEY MARKET FUNDS and INSTITUTIONAL MONEY MARKET FUNDS may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts, as monitored by the BANK RATE MONITOR, and those of corporate and government security price indices of various durations prepared by Lehman Brothers, Solomon Brothers, Inc. and iMoney Net, Inc. (formerly known as the IBC/Donoghue organization). These indices are not managed for any investment goals.

   The Money Market Funds and Institutional Money Market Funds may also use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper, Inc. and iMoney Net, Inc.

   Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical database of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a database of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

   Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.
   15), may also be used. Also current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The BOND BUYER is published daily and is an industry-accepted source for current municipal bond market information.

   Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment.

   Finally, the Money Market Funds and the Institutional Money Market Funds may include ratings of rating organizations (like Moody's Investors Service, Standard & Poor's Corporation, and Fitch IBCA, Duff & Phelps) in advertising and other types of literature. The ratings of the Money Market Funds and the Institutional Money Market Funds as of August 20, 2001 were as follows:

      Moody's

                 Aaa U.S. Treasury Securities Money Market Fund
                 Aaa Treasury Only Money Market Fund
                 Aaa Institutional Prime Money Market Fund
                 Aaa Government Money Market Fund

      Standard & Poors

                AAAm Treasury Only Money Market Fund
                AAAm U.S. Treasury Securities Money Market Fund
                AAAm Institutional Prime Money Market Fund
                AAAm Institutional Government Money Market Fund

      Fitch IBCA

                 AAA/V1+ Institutional Prime Money Market Fund

   The Equity, Bond and Municipal Bond Funds and the Funds of Funds may quote actual total return performance from time to time in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

   The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

   The Equity Funds, the Bond Funds, the Municipal Bond Funds and the Funds of Funds may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper, Inc.; they may also use indices, including those identified in the Prospectuses, such as the Standard & Poor's 400 Composite Stock Index, the Standard & Poor's 500 Composite Stock Index, the Standard & Poor's 600 Composite Stock Index, the Russell 2000, or the Morgan Stanley International European, Asian and Far East Gross Domestic Product Index for performance comparison. Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used.

   The Bond Funds, the Funds of Funds and the Balanced Fund may quote actual yield and/or total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations. Comparative information on the Consumer Price Index may also be included.

   The Bond Funds, the Funds of Funds and the Balanced Fund may also use comparative performance information computed by and available from certain industry and general market research and publications, as well as statistical and performance information, compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation.

   The Bond Funds, the Funds of Funds and the Balanced Fund may also use current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.
   15). In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used.

Miscellaneous

   The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

   As used in the Trust's Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive. As used in the Trust's Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

   The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

   The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

   The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any State in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

   As of October 2, 2002, Bank One Corporation, One Bank One Plaza, Chicago, Illinois 60670 (a Delaware Corporation) through Bank Subsidiaries, acting on behalf of their underlying accounts, held of record substantially all of the Class I Shares of the Trust, and possessed voting or investment power as follows:

                                                             Percent of
                                                             Beneficial
Fund                                                         Ownership
----                                                         ----------
Arizona Municipal Bond Fund.................................   96.17%
Balanced Fund...............................................   52.95%
Bond Fund...................................................   77.02%
Diversified Equity Fund.....................................   70.71%
Diversified International Fund..............................   82.43%
Diversified Mid Cap Fund....................................   76.71%
Equity Income Fund..........................................   81.04%
Equity Index Fund...........................................   71.24%
Government Bond Fund........................................   80.55%
Government Money Market Fund*...............................   15.45%
Health Sciences Fund........................................   91.07%
High Yield Bond Fund........................................   44.73%
Income Bond Fund............................................   81.81%
Institutional Prime Money Market Fund*......................    7.83%
Intermediate Bond Fund......................................   88.94%
Intermediate Tax-Free Bond Fund.............................   95.28%
International Equity Index Fund.............................   80.25%
Investor Balanced Fund......................................   64.06%
Investor Conservative Growth Fund*..........................    8.54%
Investor Growth Fund........................................   31.94%
Investor Growth and Income Fund*............................   10.52%
Kentucky Municipal Bond Fund................................   96.08%
Large Cap Growth Fund.......................................   56.56%
Large Cap Value Fund........................................   69.29%
Louisiana Municipal Bond Fund...............................   90.17%
Market Expansion Index Fund.................................   93.85%
Michigan Municipal Bond Fund................................   97.30%
Michigan Municipal Money Market Fund........................   65.99%
Mid Cap Growth Fund.........................................   66.57%
Mid Cap Value Fund..........................................   78.71%
Mortgage-Backed Securities Fund.............................   99.82%
Municipal Income Fund.......................................   98.38%
Municipal Money Market Fund.................................   75.16%
Ohio Municipal Bond Fund....................................   91.80%
Ohio Municipal Money Market Fund............................   52.75%
Prime Money Market Fund.....................................   49.29%
Short-Term Bond Fund........................................   85.43%
Short-Term Municipal Bond Fund..............................   91.19%
Small Cap Growth Fund.......................................   80.33%
Small Cap Value Fund........................................   73.41%
Tax-Free Bond Fund..........................................   95.57%
Technology Fund.............................................   96.37%
Treasury & Agency Fund......................................   87.70%
Treasury Only Money Market Fund*............................    6.45%
Ultra Short-Term Bond Fund..................................   58.08%
US Government Securities Money Market Fund*.................    3.08%
US Treasury Securities Money Market Fund*...................    8.54%
West Virginia Municipal Bond Fund...........................   88.13%

   As a result, Bank One Corporation may be deemed to be a "controlling person" of Class I Shares of each of the aforementioned Funds (other than the Funds marked with an asterisk) under the Investment Company Act of 1940.

   In addition, as of October 3, 2002 the following persons were the owners of more than 5% of the outstanding Shares of the following class of Shares of the following Funds. Shareholders designated by an asterisk hold 25% or more of a Class of a Fund. Such shareholders are "controlling persons" under the Investment Company Act of 1940:

5% Shareholders as of October 3, 2002

                                                            Percentage of  Type of
       Name and Address                 Fund/Class            Ownership   Ownership
       ----------------                 ----------            ---------   ---------
Donaldson Lufkin Jenrette       Arizona Municipal Bond Fund     10.54%    Record
Securities Corporation Inc.     Class A
PO Box 2052
Jersey City, NJ 07303-2052
(referred to as "DLJ")

PaineWebber FBO                 Arizona Municipal Bond Fund      9.20%    Record &
Merwyn C. Davis Trustee FBO     Class A                                   Beneficial
Merwyn C. Davis UA DTD 07-27-81
611 Windsprint Circle
Prescott, AZ 86303-6711

DLJ                             Arizona Municipal Bond Fund      6.64%    Record
                                Class A

Margaret Tobergt                Arizona Municipal Bond Fund      6.31%    Record &
616 Marietta Ave.               Class A                                   Beneficial
Terrace Park, OH 45174-1128

DLJ                             Arizona Municipal Bond Fund      5.15%    Record
                                Class A

DLJ                             Arizona Municipal Bond Fund     23.78%    Record
                                Class B

DLJ                             Arizona Municipal Bond Fund     17.61%    Record
                                Class B

DLJ                             Arizona Municipal Bond Fund      8.33%    Record
                                Class B

Carolyn S. Ward                 Arizona Municipal Bond Fund      7.26%    Record &
James D. Ward JT Ten            Class B                                   Beneficial
825 W Annandale
Tucson AZ, 85737-6923

DLJ                             Arizona Municipal Bond Fund      5.42%    Record
                                Class B

DLJ                             Arizona Municipal Bond Fund      5.15%    Record
                                Class B

DLJ                             Arizona Municipal Bond Fund      5.12%    Record
                                Class B

                                                                         Percentage of  Type of
              Name and Address                       Fund/Class            Ownership   Ownership
              ----------------                       ----------            ---------   ---------
Strafe & Co.                                 Arizona Municipal Bond Fund    100.00%     Record
BOIA -- One Group Operations                 Class I
1111 Polaris parkway
P.O. Box 711234
Columbus, OH 43271-1234 *
(referred to as "Strafe & Co.")

Invesco Trust Co. TTEE                       Balanced Fund                   15.41%     Record
Scott Companies Profit Sharing Plan          Class A
P.O. Box 77405
Atlanta, GA 30357-1405

DLJ                                          Balanced Fund                    5.92%     Record
                                             Class C

DLJ                                          Balanced Fund                    5.41%     Record
                                             Class C

Strafe & Co. *                               Balanced Fund                   92.62%     Record
                                             Class I

Merrill Lynch Pierce Fenner & Smith          Bond Fund                        8.07%     Record
Inc. for the Sole Benefit of Customers       Class A
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(referred to as "Merrill Lynch")

Merrill Lynch                                Bond Fund                       15.27%     Record
                                             Class B

Merrill Lynch                                Bond Fund                       14.79%     Record
                                             Class C

Strafe & Co. *                               Bond Fund                       70.99%     Record
                                             Class I

Bank One Trust Co. NA TTEE                   Bond Fund                        5.32%     Record
FBO Bank One Corporation                     Class I
Attn: DC Plan Admin Team
One Investors Way MS N2E
Norwood, MA 02062-1599
(referred to as "Bank One Trust -- DC Plan")

Banc One Securities Corp. FBO                Diversified Equity Fund         12.48%     Record
The One Investment Solution                  Class A
Attn: Wrap Processing
OH1-1244, Ste. J-2
1111 Polaris Pkwy
Columbus, OH 43240-1244
(referred to as "Banc One Securities Corp.")

Strafe & Co.                                 Diversified Equity Fund          5.47%     Record
                                             Class A

                                                                            Percentage of  Type of
              Name and Address                         Fund/Class             Ownership   Ownership
              ----------------                         ----------             ---------   ---------
Banc One Securities Corp. *                  Diversified Equity Fund            54.86%    Record
                                             Class C

Kemper Service Company                       Diversified Equity Fund            11.60%    Record
Master Account                               Class C
FBO Participating Kemflex Plans
Attn: TA Accounting 7th FL
811 Main Street
Kansas City, MO 64105-2005
(referred to as "Kemper Service Company")

Merrill Lynch                                Diversified Equity Fund             9.75%    Record
                                             Class C

Strafe & Co. *                               Diversified Equity Fund            72.76%    Record
                                             Class I

The One Group Investor Growth & Income Fund  Diversified Equity Fund             7.65%    Record &
C/O Gary Young                               Class I                                      Beneficial
1111 Polaris Parkway -- Suite 2G
P.O. Box 711235, OH1-1235
Columbus, OH 43240-1235
(referred to as "OG Investor Growth & Income
  Fund")

The One Group Investor Growth Fund           Diversified Equity Fund             6.14%    Record &
C/O Gary Young                               Class I                                      Beneficial
1111 Polaris Parkway -- Suite 2G
P.O. Box 711235, OH1-1235
Columbus, OH 43240-1235
(referred to as "OG Investor Growth Fund")

The One Group Investor Balanced Fund         Diversified Equity Fund             5.30%    Record &
C/O Gary Young                               Class I                                      Beneficial
1111 Polaris Parkway -- Suite 2G
P.O. Box 711235, OH1-1235
Columbus, OH 43240-1235
(referred to as "OG Investor Balanced Fund")

Bank One Trust -- DC Plan                    Diversified Equity Fund             5.14%    Record
                                             Class I

Security Trust Comp as Cust Agent            Diversified International Fund     17.77%    Record
FBO Puffin Capital Associates                Class A
2390 E. Camelback Rd. Ste. 240
Phoenix, AZ 85016-3434

                                                                    Percentage of Type of
          Name and Address                     Fund/Class             Ownership   Ownership
          ----------------                     ----------             ---------   ---------
LaSalle Bank National Assoc          Diversified International Fund      5.22%    Record
Omnibus 75                           Class A
P.O. Box 1443
Chicago, IL 60690-1443

Fiduciary Trust Co. of NH Cust       Diversified International Fund     14.15%    Record
FBO Margaret B Kelleher S/D IRA      Class C
333 Cherry Hills Crt
Thousand Oaks, CA 91320-4173

Merrill Lynch                        Diversified International Fund     12.39%    Record
                                     Class C

DLJ                                  Diversified International Fund      6.15%    Record
                                     Class C

Strafe & Co. *                       Diversified International Fund     73.90%    Record
                                     Class I

Northern Trust Company Custodian     Diversified International Fund      8.04%    Record
FBO Texas Treasury Safekeeping       Class I
Trust Co. Banc One
P.O. Box 92956
Chicago, IL 60675-2956

OG Investor Growth & Income Fund     Diversified International Fund     6.92%     Record &
                                     Class I                                      Beneficial

OG Investor Growth Fund              Diversified International Fund     5.21%     Record &
                                     Class I                                      Beneficial

Merrill Lynch                        Diversified Mid Cap Fund           8.57%     Record
                                     Class B

BNY Midwest Trust Co Cust            Diversified Mid Cap Fund           6.26%     Record
C/F County Employees Annuity &       Class B
Benefit Fund of Cook County Illinois
209 W. Jackson Blvd. Ste. 700
Chicago, IL 60606-6936

Merrill Lynch *                      Diversified Mid Cap Fund           49.47%    Record
                                     Class C

DLJ                                  Diversified Mid Cap Fund            5.94%    Record
                                     Class C

Strafe & Co. *                       Diversified Mid Cap Fund           77.64%    Record
                                     Class I

OG Investor Growth Fund              Diversified Mid Cap Fund            8.06%    Record &
                                     Class I                                      Beneficial

                                                                          Percentage of Type of
                Name and Address                        Fund/Class          Ownership   Ownership
                ----------------                        ----------          ---------   ---------
OG Investor Growth & Income Fund                 Diversified Mid Cap Fund      7.66%    Record &
                                                 Class I                                Beneficial

Fiduciary Trust Co of NH Cust                    Equity Income Fund            8.30%    Record
Bruce W. Young IRA                               Class C
718 Sycamore Ave SPC 200
Vista, CA 92083-7952

Bank One as Trustee FBO                          Equity Income Fund            5.49%    Record
Ranger Excavating, Inc. Employee 401(k)          Class C
611 Woodward Ave.
Mail Code: MI1-8142, 12th Floor
Detroit, MI 48226-3408

Strafe & Co. *                                   Equity Income Fund           82.46%    Record
                                                 Class I

OG Investor Balanced Fund                        Equity Income Fund            7.63%    Record &
                                                 Class I                                Beneficial

One Group Investor Conservative Growth Fund      Equity Income Fund            6.84%    Record &
C/o Gary Young                                   Class I                                Beneficial
1111 Polaris Parkway -- Suite 2G
P.O. Box 711235, OH1-1235
Columbus, OH 43240-1235
(referred to as "OG Investor Conservative Growth
  Fund")

Banc One Securities Corp.                        Equity Index Fund            22.27%    Record
                                                 Class A

Banc One Securities Corp. *                      Equity Index Fund            41.88%    Record
                                                 Class C

Strafe & Co. *                                   Equity Index Fund            64.88%    Record
                                                 Class I

Provident Bank PFA                               Equity Index Fund            13.96%    Record
P.O. Box 691198                                  Class I
Cincinnati, OH 45269-1198

Bank One Trust -- DC Plan                        Equity Index Fund            11.71%    Record
                                                 Class I

Banc One Securities Corp.                        Government Bond Fund         15.30%    Record
                                                 Class C

Strafe & Co. *                                   Government Bond Fund         81.26%    Record
                                                 Class I

OG Investor Balanced Fund                        Government Bond Fund          8.29%    Record &
                                                 Class I                                Beneficial

                                                                              Percentage of Type of
                Name and Address                          Fund/Class            Ownership   Ownership
                ----------------                          ----------            ---------   ---------

Pershing as Agent-Omnibus Account                Government Money Market Fund     74.46%     Record
For Exclusive Benefit of                         Admin Class
One Group Customer Accounts
1 Pershing Plaza
Jersey City, NJ 07399-0001 *
(referred to as "Pershing")

Apollo America Corp.                             Government Money Market Fund     11.04%     Record
701 Port Rd.                                     Admin Class
Jeffersonville, IN 47130-8425

Jenks Public Schools                             Government Money Market Fund      6.84%     Record
205 E B St.                                      Admin Class
Jenks, OK 74037-3900

Flint Industries Inc.                            Government Money Market Fund      5.83%     Record
C/o Laura Verucchi                               Admin Class
P.O. Box 490
Tulsa, OK 74101-0490

Strafe & Co. *                                   Government Money Market Fund     63.75%     Record
                                                 Inst Class

Bank One Trust Company                           Government Money Market Fund     15.73%     Record
Attn: SEI Corporate Trust                        Inst Class
Mail Code OH1-0211
1111 Polaris Parkway
Columbus, OH 43240-0211
(referred to as "Bank One Trust -- Corp. Trust")

Bank One National Sweep Operations               Government Money Market Fund     74.14%     Record
Attn: Terri McKibben                             Class S
P.O. Box 711214
Columbus, OH 43271-1214 *
(referred to as "Bank One National Sweep
  Operations")

Pershing                                         Government Money Market Fund     11.27%     Record
                                                 Class S

DLJ                                              Health Sciences Fund             11.40%     Record
                                                 Class C

DLJ                                              Health Sciences Fund              8.38%     Record
                                                 Class C

DLJ                                              Health Sciences Fund              8.11%     Record
                                                 Class C

Merrill Lynch                                    Health Sciences Fund              7.72%     Record
                                                 Class C

                                                          Percentage of Type of
          Name and Address                Fund/Class        Ownership   Ownership
          ----------------                ----------        ---------   ---------
Strafe & Co. *                       Health Sciences Fund     93.67%    Record
                                     Class I

Banc One Securities Corp. *          High Yield Bond Fund     33.32%    Record
                                     Class A

Banc One Securities Corp. *          High Yield Bond Fund     63.38%    Record
                                     Class C

Strafe & Co. *                       High Yield Bond Fund     43.86%    Record
                                     Class I

OG Investor Growth & Income Fund     High Yield Bond Fund     19.83%    Record &
                                     Class I                            Beneficial

OG Investor Balanced Fund            High Yield Bond Fund     16.64%    Record &
                                     Class I                            Beneficial

OG Investor Growth Fund              High Yield Bond Fund      7.55%    Record &
                                     Class I                            Beneficial

OG Investor Conservative Growth Fund High Yield Bond Fund      5.90%    Record &
                                     Class I                            Beneficial

A G Edwards & Sons Inc. Cust         Income Bond Fund         10.26%    Record &
FBO Joseph R. Nemeth IRA             Class C                            Beneficial
UA
1424 Echo Lane
Bloomfield, MI 48302-1939

DLJ                                  Income Bond Fund          9.59%    Record
                                     Class C

DLJ                                  Income Bond Fund          8.96%    Record
                                     Class C

DLJ                                  Income Bond Fund          7.13%    Record
                                     Class C

DLJ                                  Income Bond Fund          5.14%    Record
                                     Class C

Strafe & Co. *                       Income Bond Fund         83.57%    Record
                                     Class I

OG Investor Balanced Fund            Income Bond Fund          6.56%    Record &
                                     Class I                            Beneficial

OG Investor Growth & Income Fund     Income Bond Fund          5.03%    Record &
                                     Class I                            Beneficial

                                                                     Percentage of Type of
          Name and Address                     Fund/Class              Ownership   Ownership
          ----------------                     ----------              ---------   ---------
Bank One Trust -- Corp. Trust        Institutional Prime Money           21.66%     Record
                                     Market Fund
                                     Class I

Strafe & Co.                         Institutional Prime Money           16.18%     Record
                                     Market Fund
                                     Class I

Chicago Mercantile Exchange Inc.     Institutional Prime Money           10.99%     Record
Customer Segregated Account          Market Fund
Attn: Tim Doar                       Class I
South Tower 6th Floor
30 S. Wacker Dr.
Chicago, IL 60606-7413

Bank One National Sweep Operations * Institutional Prime Money           43.25%     Record
                                     Market Fund
                                     Class S

Pershing *                           Institutional Prime Money           26.20%     Record
                                     Market Fund
                                     Class S

The Williams Companies Inc.          Institutional Prime Money           56.65%     Record
Attn: Sheri Rosson                   Market Fund
1 Williams CTR # 50-4                Admin Class
Tulsa, OK 74172-0140*

Pershing *                           Institutional Prime Money           31.21%     Record
                                     Market Fund
                                     Admin Class

Banc One Securities Corp. *          Intermediate Bond Fund              36.57%     Record
                                     Class A

Banc One Securities Corp. *          Intermediate Bond Fund              39.64%     Record
                                     Class C

Merrill Lynch                        Intermediate Bond Fund               8.95%     Record
                                     Class C

Strafe & Co. *                       Intermediate Bond Fund              80.36%     Record
                                     Class I

Merrill Lynch                        Intermediate Tax Free Bond Fund     11.74%     Record
                                     Class A

Merrill Lynch                        Intermediate Tax Free Bond Fund      7.64%     Record
                                     Class B

Strafe & Co. *                       Intermediate Tax Free Bond Fund     98.82%     Record
                                     Class I

                                                                     Percentage of  Type of
          Name and Address                     Fund/Class              Ownership   Ownership
          ----------------                     ----------              ---------   ---------
Security Trust Company               International Equity Index Fund     12.95%    Record
FBO Puffin Capital Associates        Class A
2390 E. Camelback Rd. Ste. 240
Phoenix, AZ 85016-3434

Banc One Securities Corp.            International Equity Index Fund      8.61%    Record
                                     Class A

Banc One Securities Corp. *          International Equity Index Fund     45.07%    Record
                                     Class C

Kemper Service Company               International Equity Index Fund     11.68%    Record
                                     Class C

Strafe & Co. *                       International Equity Index Fund     80.27%    Record
                                     Class I

OG Investor Growth Fund              International Equity Index Fund      6.27%    Record &
                                     Class I                                       Beneficial

OG Investor Growth & Income Fund     International Equity Index Fund      6.05%    Record &
                                     Class I                                       Beneficial

Kemper Service Company               Investor Balanced Fund               8.82%    Record
                                     Class C

Merrill Lynch                        Investor Balanced Fund               7.66%    Record
                                     Class C

Strafe & Co. *                       Investor Balanced Fund              78.61%    Record
                                     Class I

Invesco Trust Company TTEE           Investor Conservative                6.13%    Record
FBO GW Berkheimer Co. Inc. Employees Growth Fund
Money Purchase Pension Plan          Class A
1855 Gateway Blvd. Ste. 500
Concord, CA 94520-8408

Merrill Lynch                        Investor Conservative                7.17%    Record
                                     Growth Fund
                                     Class C

Kemper Service Company               Investor Conservative                5.64%    Record
                                     Growth Fund
                                     Class C

Bank One Trust -- DC Plan *          Investor Conservative               63.64%    Record
                                     Growth Fund
                                     Class I

                                                              Percentage of  Type of
       Name and Address                  Fund/Class             Ownership   Ownership
       ----------------                  ----------             ---------   ---------
Strafe & Co.                    Investor Conservative             20.83%     Record
                                Growth Fund
                                Class I

Merrill Lynch                   Investor Growth Fund              16.56%     Record
                                Class C

Strafe & Co. *                  Investor Growth Fund              70.26%     Record
                                Class I

BISYS Brokerage Services Inc.   Investor Growth Fund               9.87%     Record
Bank One TTEE FBO               Class I
Kearfott Guidance & Navigation
Corp. Deferred Savings
P.O. Box 4054
Concord, CA 94524-4054

BISYS Brokerage Services Inc.   Investor Growth Fund               5.69%     Record
Bank One TTEE FBO               Class I
Therm-O-Disc
Corp. Deferred Savings
P.O. Box 4054
Concord, CA 94524-4054

Merrill Lynch                   Investor Growth & Income Fund     17.28%     Record
                                Class C

Kemper Service Company          Investor Growth & Income Fund      6.13%     Record
                                Class C

Bank One Trust -- DC Plan *     Investor Growth & Income Fund     58.85%     Record
                                Class I

Strafe & Co. *                  Investor Growth & Income Fund     26.19%     Record
                                Class I

Bank One as Trustee FBO         Investor Growth & Income Fund      8.72%     Record
Kelly Retirement Plus           Class I
611 Woodward Ave
Mail Code: MI1-8142, 12th Floor
Detroit, MI 48226-3408

DLJ                             Kentucky Municipal Bond Fund       8.10%     Record
                                Class A

DLJ                             Kentucky Municipal Bond Fund       6.28%     Record
                                Class A

DLJ                             Kentucky Municipal Bond Fund       5.10%     Record
                                Class A

Strafe & Co. *                  Kentucky Municipal Bond Fund      96.98%     Record
                                Class I

                                                                Percentage of  Type of
        Name and Address                   Fund/Class             Ownership   Ownership
        ----------------                   ----------             ---------   ---------
Banc One Securities Corp.*        Large Cap Growth Fund             41.51%    Record
                                  Class C

Kemper Service Company            Large Cap Growth Fund             23.34%    Record
                                  Class C

Strafe & Co.*                     Large Cap Growth Fund             59.21%    Record
                                  Class I

OG Investor Growth & Income Fund  Large Cap Growth Fund              8.29%    Record &
                                  Class I                                     Beneficial

Bank One Trust -- DC Plan         Large Cap Growth Fund              8.04%    Record
                                  Class I

OG Investor Growth Fund           Large Cap Growth Fund              6.15%    Record &
                                  Class I                                     Beneficial

Invesco Trust Company TTEE        Large Cap Value Fund               8.81%    Record
Beazer Homes USA Inc. 401(k) Plan Class A
P.O. Box 77405
Atlanta, GA 30357-1405

Merrill Lynch*                    Large Cap Value Fund              26.15%    Record
                                  Class C

Kemper Service Company*           Large Cap Value Fund              26.11%    Record
                                  Class C

Strafe & Co.*                     Large Cap Value Fund              70.10%    Record
                                  Class I

OG Investor Growth & Income Fund  Large Cap Value Fund              12.06%    Record &
                                  Class I                                     Beneficial

OG Investor Growth Fund           Large Cap Value Fund               8.90%    Record &
                                  Class I                                     Beneficial

OG Investor Balanced Fund         Large Cap Value Fund               5.02%    Record &
                                  Class I                                     Beneficial

Strafe & Co.*                     Louisiana Municipal Bond Fund     92.42%    Record
                                  Class I

Merrill Lynch                     Market Expansion Index Fund       11.31%    Record
                                  Class A

Putnam Fiduciary Trust Co         Market Expansion Index Fund        5.29%    Record
Taylor, Porter, Brooks, Phill     Class A
Attn: DC Plan Admin Team
One Investors Way MS N1H
Norwood, MA 02062-1599

                                                        Percentage of  Type of
     Name and Address               Fund/Class            Ownership   Ownership
     ----------------               ----------            ---------   ---------
Merrill Lynch               Market Expansion Index Fund     18.85%    Record
                            Class B

Merrill Lynch *             Market Expansion Index Fund     56.80%    Record
                            Class C

Strafe & Co. *              Market Expansion Index Fund     95.57%    Record
                            Class I

DLJ                         Michigan Municipal Bond          5.73%    Record
                            Fund
                            Class A

Strafe & Co. *              Michigan Municipal Bond         99.20%    Record
                            Fund
                            Class I

Pershing *                  Michigan Municipal Money        49.00%    Record
                            Market Fund
                            Class A

Dreyfus Service Corporation Michigan Municipal Money        27.46%    Record
FBO Specific Account #1     Market Fund
Attn: Tim Barrett           Class A
144 Glenn Curtiss Blvd
East Tower 8th Floor
Uniondale, NY 1556-0001 *

James R. Donahey            Michigan Municipal Money        10.36%    Record &
Pat J. Donahey JT Ten       Market Fund                               Beneficial
421 Highland                Class A
Ann Arbor, MI 48104-1729

Strafe & Co. *              Michigan Municipal Money        96.57%    Record
                            Market Fund
                            Class I

Banc One Securities Corp.   Mid Cap Growth Fund             13.93%    Record
                            Class A

Banc One Securities Corp. * Mid Cap Growth Fund             54.46%    Record
                            Class C

Merrill Lynch               Mid Cap Growth Fund             11.01%    Record
                            Class C

Kemper Service Company      Mid Cap Growth Fund              8.97%    Record
                            Class C

Strafe & Co. *              Mid Cap Growth Fund             71.21%    Record
                            Class I

Bank One Trust -- DC Plan   Mid Cap Growth Fund              9.22%    Record
                            Class I

                                                                Percentage of  Type of
          Name and Address                   Fund/Class           Ownership   Ownership
          ----------------                   ----------           ---------   ---------
OG Investor Growth & Income Fund     Mid Cap Growth Fund             5.53%    Record &
                                     Class I                                  Beneficial

Bank One as Trustee FBO              Mid Cap Value Fund              7.59%    Record
Siemens Dimatic Rapistan Salaried 4  Class A
611 Woodward Ave.
Mail Code: MI1-8142, 12th Floor
Detroit, MI 48226-3408
(referred to as "Bank One -- Siemens
  Dematic Rapistan")

Banc One Securities Corp.            Mid Cap Value Fund             18.44%    Record
                                     Class C

Merrill Lynch                        Mid Cap Value Fund             11.98%    Record
                                     Class C

Strafe & Co.*                        Mid Cap Value Fund             79.52%    Record
                                     Class I

OG Investor Growth & Income Fund     Mid Cap Value Fund              6.17%    Record &
                                     Class I                                  Beneficial

OG Investor Growth Fund              Mid Cap Value Fund              5.04%    Record &
                                     Class I                                  Beneficial

DLJ*                                 Mortgage-Backed Securities     67.99%    Record
                                     Fund
                                     Class A

DLJ                                  Mortgage-Backed Securities     16.73%    Record
                                     Fund
                                     Class A

DLJ                                  Mortgage-Backed Securities     14.51%    Record
                                     Fund
                                     Class A

Strafe & Co.*                        Mortgage-Backed Securities     76.71%    Record
                                     Fund
                                     Class I

Mac & Co                             Municipal Cash Management       6.17%    Record
Mutual Funds Operations              Fund
P.O. Box 3198                        Class I
Pittsburgh, PA 15230-3198

Banc One Securities Corp.            Municipal Income Fund          19.00%    Record
                                     Class A

Banc One Securities Corp.            Municipal Income Fund          18.90%    Record
                                     Class C

                                                                 Percentage of  Type of
          Name and Address                   Fund/Class            Ownership   Ownership
          ----------------                   ----------            ---------   ---------
Merrill Lynch                        Municipal Income Fund            5.64%     Record
                                     Class C

Strafe & Co. *                       Municipal Income Fund           99.12%     Record
                                     Class I

Bank One National Sweep Operations * Municipal Money Market Fund     38.04%     Record
                                     Class A

Pershing *                           Municipal Money Market Fund     37.24%     Record
                                     Class A

Strafe & Co. *                       Municipal Money Market Fund     96.53%     Record
                                     Class I

DLJ                                  Ohio Municipal Bond Fund         8.27%     Record
                                     Class A

Merrill Lynch                        Ohio Municipal Bond Fund         7.55%     Record
                                     Class A

DLJ                                  Ohio Municipal Bond Fund         6.25%     Record
                                     Class A

Strafe & Co. *                       Ohio Municipal Bond Fund        94.86%     Record
                                     Class I

Pershing *                           Ohio Municipal Money Market     53.08%     Record
                                     Fund
                                     Class A

Dreyfus Service Corporation          Ohio Municipal Money Market     45.23%     Record
FBO Specific Account #2              Fund
Attn: Tim Barrett                    Class A
144 Glenn Curtiss Blvd.
East Tower 8th Floor
Uniondale, NY 11556-0001 *

Strafe & Co. *                       Ohio Municipal Money Market     89.34%     Record
                                     Fund
                                     Class I

Bank One Trust -- Corp. Trust        Ohio Municipal Money Market      7.11%     Record
                                     Fund
                                     Class I

Bank One National Sweep Operations * Prime Money Market Fund         59.00%     Record
                                     Class A

Pershing                             Prime Money Market Fund         21.13%     Record
                                     Class A

                                                             Percentage of  Type of
          Name and Address                 Fund/Class          Ownership   Ownership
          ----------------                 ----------          ---------   ---------
DLJ                                  Prime Money Market Fund     12.03%     Record
                                     Class C

Strafe & Co. *                       Prime Money Market Fund     71.46%     Record
                                     Class I

Bank One Trust -- DC Plan            Prime Money Market Fund      7.34%     Record
                                     Class I

Bank One Trust -- Corp. Trust        Prime Money Market Fund      6.48%     Record
                                     Class I

Merrill Lynch                        Short Term Bond Fund        22.29%     Record
                                     Class A

Merrill Lynch                        Short Term Bond Fund         7.94%     Record
                                     Class B

Strafe & Co. *                       Short Term Bond Fund        83.47%     Record
                                     Class I

Merrill Lynch                        Short-Term Municipal        14.11%     Record
                                     Bond Fund
                                     Class A

Merrill Lynch                        Short-Term Municipal        10.51%     Record
                                     Bond Fund
                                     Class B

NFSC FEBO                            Short-Term Municipal         6.50%     Record
Elizabeth J. Mellor                  Bond Fund
43 Bermuda Rd.                       Class C
Westport, CT 06880-6703

DLJ                                  Short-Term Municipal         5.88%     Record
                                     Bond Fund
                                     Class C

NFSC FEBO                            Short-Term Municipal         5.50%     Record
Lucie Y. Duhamel                     Bond Fund
313 Wahackme Rd.                     Class C
New Canaan, CT 06840-3937

Strafe & Co. *                       Short-Term Municipal        99.19%     Record
                                     Bond Fund
                                     Class I

Bank One -- Siemens Dematic Rapistan Small Cap Growth Fund       11.89%     Record
                                     Class A

Merrill Lynch                        Small Cap Growth Fund       22.53%     Record
                                     Class C

                                                                 Percentage of  Type of
        Name and Address                   Fund/Class              Ownership   Ownership
        ----------------                   ----------              ---------   ---------
Banc One Securities Corp.        Small Cap Growth Fund               12.11%    Record
                                 Class C

Strafe & Co.*                    Small Cap Growth Fund               78.81%    Record
                                 Class I

OG Investor Growth & Income Fund Small Cap Growth Fund                8.01%    Record &
                                 Class I                                       Beneficial

OG Investor Growth Fund          Small Cap Growth Fund                6.80%    Record &
                                 Class I                                       Beneficial

Merrill Lynch                    Small Cap Value Fund                 6.70%    Record
                                 Class B

Merrill Lynch*                   Small Cap Value Fund                25.12%    Record
                                 Class C

Banc One Securities Corp.        Small Cap Value Fund                 5.91%    Record
                                 Class C

Strafe & Co.*                    Small Cap Value Fund                74.14%    Record
                                 Class I

OG Investor Growth & Income Fund Small Cap Value Fund                 5.60%    Record &
                                 Class I                                       Beneficial

Strafe & Co.*                    Tax Free Bond Fund                  96.65%    Record
                                 Class I

Strafe & Co.*                    Technology Fund                     97.07%    Record
                                 Class I

DLJ                              Treasury & Agency Fund              16.40%    Record
                                 Class A

DLJ                              Treasury & Agency Fund              15.88%    Record
                                 Class A

DLJ                              Treasury & Agency Fund               8.12%    Record
                                 Class A

Strafe & Co.*                    Treasury & Agency Fund              88.55%    Record
                                 Class I

J P Morgan Trust Company         Treasury & Agency Fund               9.08%    Record
National Association as Trustee  Class I
250 W. Huron Rd., Ste. 200
Cleveland, OH 44113-1451

Pershing*                        Treasury Only Money Market Fund    100.00%    Record
                                 Admin Class

                                                                    Percentage of  Type of
         Name and Address                     Fund/Class              Ownership   Ownership
         ----------------                     ----------              ---------   ---------
Bank One Trust -- Corp. Trust*      Treasury Only Money Market Fund     71.03%     Record
                                    Inst Class

Strafe & Co.                        Treasury Only Money Market Fund
                                    Inst Class                          16.40%     Record

Bank One National Sweep Operations* Treasury Only Money Market Fund
                                    Class S                             71.50%     Record

Pershing                            Treasury Only Money Market Fund     23.56%     Record
                                    Class S

Merrill Lynch                       Ultra Short Term Bond Fund           7.01%     Record
                                    Class A

Merrill Lynch                       Ultra Short Term Bond Fund           6.86%     Record
                                    Class B

Strafe & Co.*                       Ultra Short Term Bond Fund          68.88%     Record
                                    Class I

Bank One -- Sweep Operations*       US Government Securities            89.58%     Record
                                    Money Market Fund
                                    Class A

First National Bank of Chicago      US Government Securities             8.48%     Record
Attn: Commercial Products           Money Market Fund
9000 Haggerty Rd.                   Class A
Belleville, MI 48111-1632

Strafe & Co.*                       US Government Securities            49.83%     Record
                                    Money Market Fund
                                    Class I

Bank One Trust -- Corp. Trust*      US Government Securities            49.64%     Record
                                    Money Market Fund
                                    Class I

Bank One National Sweep Operations* US Treasury Securities Money        75.84%     Record
                                    Market Fund
                                    Class A

Pershing                            US Treasury Securities Money        14.04%     Record
                                    Market Fund
                                    Class A

State Street Bank & Trust Co.       US Treasury Securities Money         5.50%     Record
Cust for the IRA Rollover of        Market Fund
Gerolf G. Vogt                      Class B
18 Nottawasaga Ct. RR#
Penetang, Ontario L9MIR3
Canada

                                                                                Percentage of  Type of
                 Name and Address                           Fund/Class            Ownership   Ownership
                 ----------------                           ----------            ---------   ---------
State Street Bank & Trust Co.                      US Treasury Securities Money     8.17%      Record
Cust for the Trad IRA of                           Market Fund
Robert W. Karns                                    Class C
2535 Swinging Way Ct.
Evansville, IN 47711-2199

First Clearing Corporation                         US Treasury Securities Money     7.17%      Record
FBO Wachovia Bank NA                               Market Fund
C/o Harry R. Elton Jr. IRA                         Class C
2052 Swamp Pk.
Gilbertsville, PA 19525-9726

NFSC FEBO                                          US Treasury Securities Money     6.84%      Record
NFS/FMTC Rollover IRA                              Market Fund
FBO Lynn R. Likens                                 Class C
1275 Kings Ave.
Bensalem, PA 19020-3627

Bank One as Trustee FBO                            US Treasury Securities Money     9.60%      Record
ChemGuard, Inc. Employee Savings & Retirement Plan Market Fund
611 Woodward Ave.                                  Class C
Mail Code MI1-8142, 12th Floor
Detroit, MI 48226-3408

A G Edwards & Sons, Inc. FBO                       US Treasury Securities Money     7.49%      Record
Barbara Lang                                       Market Fund
1 N. Jefferson Ave.                                Class C
Saint Louis, MO 63103-2287

Naomi Clifford Revocable Trust                     US Treasury Securities Money     7.39%      Record
U/A DTD 05-08-81                                   Market Fund
Naomi & Warren Clifford TTEES                      Class C
1276 West 4000 North
Ogden, UT 84414-1344

Bank One as Trustee FBO                            US Treasury Securities Money     6.94%      Record
Knoe Corp. 401(k) Plan                             Market Fund
611 Woodward Ave.                                  Class C
Mail Code MI1-8142, 12th Floor
Detroit, MI 48226-3408

Bank One as Trustee FBO                            US Treasury Securities Money     6.43%      Record
Bruce Fox, Inc. Retirement Savings Plan            Market Fund
611 Woodward Ave.                                  Class C
Mail Code MI1-8142, 12th Floor
Detroit, MI 48226-3408

Lee H. Ellison MD Trustee                          US Treasury Securities Money     5.38%      Record
UA DTD 01-01-89                                    Market Fund
Cardiothoracic & Vascular                          Class C
Surgeons PC PSP Trust
85 Seymour St., Ste. 325
Hartford, CT 06106-5506

                                                                  Percentage of  Type of
       Name and Address                    Fund/Class               Ownership   Ownership
       ----------------                    ----------               ---------   ---------
Bank One Trust -- Corp. Trust * US Treasury Securities Money          72.70%     Record
                                Market Fund
                                Class I

Strafe & Co. *                  US Treasury Securities Money          27.18%     Record
                                Market Fund
                                Class I

DLJ                             West Virginia Municipal Bond Fund      9.73%     Record
                                Class A

DLJ                             West Virginia Municipal Bond Fund      7.31%     Record
                                Class A

DLJ                             West Virginia Municipal Bond Fund      6.57%     Record
                                Class A

DLJ                             West Virginia Municipal Bond Fund      6.29%     Record
                                Class A

DLJ                             West Virginia Municipal Bond Fund      5.17%     Record
                                Class A

Strafe & Co. *                  West Virginia Municipal Bond Fund     89.92%     Record
                                Class I

Security National Trust Company West Virginia Municipal Bond Fund      8.30%     Record
1300 Chapline St.               Class I
Wheeling, WV 26003-3348

   As a group, the Trustees and Officers of the Trust owned less than 1% of the Shares of any class of any Fund of the Trust.

Financial Statements

   The financial statements of the Trust are incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended June 30, 2002 have been audited by PricewaterhouseCoopers LLP, independent public accountants to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

                      APPENDIX A--DESCRIPTION OF RATINGS

   The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

   Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B   Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C   Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D   In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch's IBCA, Duff & Phelps ("Fitch")

F1  HIGHEST CREDIT QUALITY.  Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  GOOD CREDIT QUALITY.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  FAIR CREDIT QUALITY.  The capacity for timely payment of financial commitments is adequate; however, near-
    term adverse changes could result in a reduction to non-investment grade.

B   SPECULATIVE.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   HIGH DEFAULT RISK.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   DEFAULT.  Denotes actual or imminent payment default.

--------

"+" or "-" may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR'       indicates that Fitch does not rate the issuer or issue in question.

Moody's Investors Service ("Moody's")

Prime-1    Superior ability for repayment.

Prime-2    Strong ability for repayment.

Prime-3    Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime  Does not fall within any of the Prime rating categories.

                          DESCRIPTION OF BANK RATINGS

Moody's

   These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A   These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B   These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C   These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D   Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E   Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Intermediate Categories

   Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

                          DESCRIPTION OF BOND RATINGS

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA   The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA    The obligor's capacity to meet its financial commitments on the obligation is very strong.

A     The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB   Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB    Less vulnerable to nonpayment than other speculative issues. However, such issues face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B     More vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC   Currently vulnerable to nonpayment, and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    Currently highly vulnerable to nonpayment.

C     Used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D     In payment default. Used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R.  Not Rated

Moody's

Investment Grade

Aaa   Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa  High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A   These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured).
    Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba  These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B   These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca  Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

C   The lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Investment Grade

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A   HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B    HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant
CC,  upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind
C    appears probable. 'C' ratings signal imminent default.

DDD, DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full
DD,  recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative
D    and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

                       DESCRIPTION OF INSURANCE RATINGS
Moody's

   These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa  These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A   Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba  Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B   Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca  Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C   Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

                                       S & P

   An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA  Very Strong financial security characteristics, differing only slightly from those rated higher.

A   Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strength. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB    Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B     Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC   Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC    Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R     An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR    Not Rated, which implies no opinion about the insurer's financial security.

Plus (+)
or
minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings Definitions

   A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

   The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA  EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA   VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A    STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations.
     Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB  GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB   Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B    Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity
CC,  to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse
C    business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations
DD,  in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention.
     Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

                 Short-Term Insurer Financial Strength Ratings

   Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

   The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1  STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2  MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3  MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B   WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C   VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D   DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

                     DESCRIPTION OF MUNICIPAL NOTE RATINGS


Moody's

MIG1/VMIG1 Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2 Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3 Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG         This denotes speculative quality.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

                    DESCRIPTION OF PREFERRED STOCK RATINGS


Moody's

aaa     Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa      High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a       Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa"
        classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba  Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b   Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca  Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c   Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

TOG-S-SAI-11/02